As filed with the U.S. Securities and

Exchange Commission on July 22, 2022

Registration Nos. 33-1857 and 811-4503

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 67	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 68	☒

AQUILA MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of Principal Executive Offices)

(212) 697-6666

(Registrant's Telephone Number)

Diana P. Herrmann

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On July 26, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previous post-effective amendment.

PROSPECTUS

JULY 26, 2022

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	—	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	—	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	—	ORTYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	—	UTAYX

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com

To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:

800-437-1020) or you can write to BNY Mellon
Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T a b l e  o f  C o n t e n t s

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses	0.14%	0.14%	0.12%	0.14%
Total Annual Fund Operating Expenses	0.69%	1.54%	0.52%	0.54%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$368	$514	$673	$1,133
Class C Shares	$257	$486	$839	$1,394
Class F Shares	$53	$167	$291	$653
Class Y Shares	$55	$173	$302	$677

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$157	$486	$839	$1,394

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel,

1 | Aquila Municipal Trust

from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff

2 | Aquila Municipal Trust

arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest. The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities. Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes because of the large proportion of military spending in the state’s economy. Arizona’s unemployment rate has been among the highest in the nation in recent years. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Arizona has significant unfunded pension liabilities. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

3 | Aquila Municipal Trust

Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

4 | Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.01% (quarter ended June 30, 2017) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -7.97%.

5 | Aquila Municipal Trust

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	-2.12%	2.26%	2.68%
Class C	-0.91%	2.20%	2.22%
Class Y	0.99%	3.23%	3.25%
Class Y Returns After Taxes:
On Distributions	0.98%	3.19%	3.22%
On Distributions and Redemption	1.51%	3.09%	3.21%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser – Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Anthony Tanner, Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ, and has served as a portfolio manager of the Fund since 2018. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017. Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6 | Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.075%	1.00%	None	None
Other Expenses	0.16%	0.15%	0.11%	0.15%
Total Annual Fund Operating Expenses	0.735%	1.65%	0.61%	0.65%
Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.715%	1.63%	0.59%	0.63%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. Prior to September 30, 2023, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$371	$526	$695	$1,183
Class C Shares	$266	$518	$895	$1,483
Class F Shares	$60	$193	$338	$760
Class Y Shares	$64	$206	$360	$809

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$518	$895	$1,483

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be

8 | Aquila Municipal Trust

similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest. The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Declines in oil and gas production could have an impact on employment and income growth in Colorado. The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing

9 | Aquila Municipal Trust

financial support. Colorado Public Employees’ Retirement Association (PERA) has significant unfunded pension liabilities. Colorado has had a high unemployment rate in recent years. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

10 | Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.76% (quarter ended June 30, 2017) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -6.67%.

11 | Aquila Municipal Trust

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	-3.38%	1.46%	2.09%
Class C	-2.35%	1.35%	1.54%
Class Y	-0.28%	2.37%	2.55%
Class Y Returns After Taxes:
On Distributions	-0.42%	2.30%	2.52%
On Distributions and Redemption	0.34%	2.25%	2.53%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

 After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager - Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

12 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None
Other Expenses	0.20%	0.20%	0.17%	0.16%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	1.61%	0.58%	0.97%	0.61%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$375	$536	$710	$1,214
Class C Shares	$264	$508	$876	$1,473
Class F Shares	$59	$186	$324	$726
Class I Shares	$99	$309	$536	$1,190
Class Y Shares	$62	$195	$340	$762

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$164	$508	$876	$1,473

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be

14 | Aquila Municipal Trust

similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest. The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Kentucky has significant long-term liabilities. In particular, Kentucky’s retirement systems are significantly underfunded. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial

15 | Aquila Municipal Trust

condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

16 | Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.67% (quarter ended June 30, 2017) and the lowest return for a quarter was -2.74% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -7.06%.

17 | Aquila Municipal Trust

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	-1.97%	2.15%	2.32%
Class C	-0.77%	2.14%	1.88%
Class I	0.92%	2.84%	2.59%
Class Y	1.23%	3.14%	2.89%
Class Y Returns After Taxes:
On Distributions	1.20%	3.12%	2.88%
On Distributions and Redemption	1.61%	2.98%	2.87%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

18 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses	0.12%	0.12%	0.09%	0.12%
Total Annual Fund Operating Expenses	0.67%	1.52%	0.49%	0.52%
Total Fee Waivers and/or Reimbursement (2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and Reimbursements (2)	0.66%	1.51%	0.48%	0.51%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. Prior to September 30, 2023, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$365	$507	$661	$1,109
Class C Shares	$254	$479	$828	$1,370
Class F Shares	$49	$156	$273	$615
Class Y Shares	$52	$166	$290	$652

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$154	$479	$868	$1,370

19 | Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Oregon Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Oregon Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Oregon Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

20 | Aquila Municipal Trust

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). The strength of residential construction is important to the Oregon economy due to wood products production. Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. Oregon is facing a revenue shortfall and significant long-term pension liabilities. Oregon has had a relatively high unemployment rate in recent years. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities

21 | Aquila Municipal Trust

also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

22 | Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the Predecessor Fund) on June 26, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to June 26, 2020, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.64% (quarter ended June 30, 2020) and the lowest return for a quarter was -2.92% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -7.00%.

23 | Aquila Municipal Trust

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	-3.48%	1.60%	2.04%
Class C	-2.35%	1.57%	1.60%
Class F	-0.35%	N/A	N/A	3.29%(1)
Class Y	-0.37%	2.59%	2.62%
Class Y Returns After Taxes:
On Distributions	-0.58%	2.50%	2.56%
On Distributions and Redemption	0.21%	2.39%	2.57%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%	3.56%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Johns and Mr. Iltz are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Oregon state personal income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

24 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None
Other Expenses	0.19%	0.19%	0.16%	0.14%	0.19%
Total Annual Fund Operating Expenses	0.84%	1.69%	0.66%	1.04%	0.69%
Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.82%	1.67%	0.64%	1.02%	0.67%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$381	$558	$750	$1,304
Class C Shares	$270	$531	$916	$1,562
Class F Shares	$65	$209	$366	$821
Class I Shares	$104	$329	$572	$1,269
Class Y Shares	$68	$219	$382	$857

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$170	$531	$916	$1,562

25 | Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties. The strength of the Rhode Island economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Rhode Island’s retirement systems are underfunded. Rhode Island has had a high unemployment rate in recent years. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political

27 | Aquila Municipal Trust

developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -7.72%.

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Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	-2.40%	2.29%	2.50%
Class C	-1.26%	2.26%	2.06%
Class F	0.86%	N/A	N/A	3.83%(1)
Class I	0.53%	3.03%	2.80%
Class Y	0.74%	3.29%	3.08%
Class Y Returns After Taxes:
On Distributions	0.73%	3.28%	3.07%
On Distributions and Redemption	1.25%	3.10%	3.02%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%	3.56%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser -  Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 97 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 75 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None
Other Expenses	0.14%	0.14%	0.11%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	1.65%	0.62%	0.65%
Total Fee Waivers and/or Reimbursement (2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.83%	1.63%	0.60%	0.63%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$382	$561	$755	$1,316
Class C Shares	$266	$518	$895	$1,543
Class F Shares	$61	$197	$344	$772
Class Y Shares	$64	$206	$360	$809

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$518	$895	$1,543

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2022, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers. Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes. Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions. From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time.

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Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest. Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations. Utah households pay more in state and local taxes per household than the national average. The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all. The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Utah’s retirement systems are

33 | Aquila Municipal Trust

underfunded. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2012-2021

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.26% (quarter ended June 30, 2017) and the lowest return for a quarter was -3.19% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2022 to June 30, 2022) total return for Class Y Shares was -7.71%.

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Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	-2.66%	2.19%	2.83%
Class C	-1.36%	2.24%	2.43%
Class F	0.58%	N/A	N/A	3.96%(1)
Class Y	0.64%	3.24%	3.45%
Class Y Returns After Taxes:
On Distributions	-0.16%	2.20%	2.22%
On Distributions and Redemption	0.37%	2.03%	2.11%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	0.33%	3.19%	2.69%	3.56%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017. Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Additional Information About the Funds’ Principal Investment Strategies and Principal Risks

Additional Information About the Funds’ Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation. Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax. The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund of Colorado

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below). Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Churchill Tax-Free Fund of Kentucky

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

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Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below). Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Trust of Oregon

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Oregon invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax. The Fund purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Narragansett Tax-Free Income Fund

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation. Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax. The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund For Utah

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information. Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other

38 | Aquila Municipal Trust

appropriate counsel, from regular Federal income tax and Utah state individual income tax. Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states, but has ceased providing that guidance. Utah’s last administrative guidance identified those states as Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State. Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions. From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Municipal Obligations

Each Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes. They include:

•	municipal notes and bonds,
•	tax, revenue or bond anticipation notes,
•	construction loan notes,
•	project notes, which sometimes carry a U.S. government guarantee,
•	municipal lease/purchase agreements,
•	participation interests in municipal or other securities, and
•	floating and variable rate demand notes.

There are two principal classifications of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

•	obtaining funds for general operating expenses,
•	refunding outstanding obligations,
•	obtaining funds for loans to other public institutions and facilities, and
•	funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewater systems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in

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general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations. Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations. Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of securities or other assets held by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s assets can decline as can the value of a Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian stocks have lost all, or nearly all,

40 | Aquila Municipal Trust

their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Although they have started to increase, interest rates are still very low, which means there is more risk that they may go up. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), or potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. A Fund may experience a substantial or complete loss on any security or investment.

LIBOR (London Interbank Offered Rate) has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including municipal bonds. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on a Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by a Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for a Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. In recent years, interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different

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interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however, the value of fixed income securities generally rises when interest rates decline. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected. A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer. A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

In the past, each Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity. Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds. Accordingly, each Fund’s investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only). The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion

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in enacting budgets. Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

Arizona has enacted pension reform legislation; however, Arizona’s retirement systems continue to be significantly underfunded. The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities. Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits. Arizona’s unemployment rate has been among the highest in the nation in recent years.

There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only). The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The energy sector is a source of economic activity in Colorado. Declines in oil and gas production could have an impact on employment and income growth in Colorado. In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas industry. The housing market is also an important driver of economic growth in Colorado. Unless wage gains can offset the rising cost of living consumer spending will slow. In addition, Colorado has had a high unemployment rate in recent years. The strength of the Colorado economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.

Property taxes are a significant source of revenue for many local governments. Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. PERA has significant unfunded pension liabilities.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only). The Fund may be affected significantly by adverse economic, political or other events

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affecting Kentucky and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, demand, and severance taxes have decreased significantly in recent years, and there have been mine closings. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.

Kentucky has significant long-term liabilities. The Kentucky state budget has been structurally imbalanced for years. Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits. Debt levels are moderately high in relation to the Commonwealth’s economic base. Kentucky’s retirement systems are significantly underfunded. The strength of the Kentucky economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Oregon and Other Municipal Obligations (Aquila Tax-Free Trust of Oregon only). The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments. Oregon has had a relatively high unemployment rate in recent years. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Oregon is facing a revenue shortfall and significant long-term pension liabilities.

There can be no assurance that Oregon’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Oregon may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only). The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had

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a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Rhode Island continues to face significant budget deficits. Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities. Rhode Island’s retirement systems are underfunded. Rhode Island has had a high unemployment rate in recent years.

There can be no assurance that Rhode Island’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only). The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations. Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah households pay more in State and local taxes per household than the national average. The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all. The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues. Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits. Utah’s retirement systems are underfunded.

There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds). Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. Timely, accurate and complete information regarding municipal issuers may not be available. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by

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regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the state and local governments and may have a negative effect on their ability to meet their obligations. There could be legal challenges to the authority of certain entities to issue municipal securities. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk. When a Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil or due to adverse changes in the condition of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs or to try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers. To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par

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or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Nearly all of each Fund’s securities are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Non-Diversification Risk. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Funds may be more risky than more geographically diverse funds.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, a Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.

Fund Management

How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the

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Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of June 30, 2022, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $2.55 billion, of which approximately $2.29 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA. Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

Aquila Tax-Free Trust of Arizona

Mr. Anthony Tanner, Mr. James Thompson and Mr. Royden Durham form the Fund’s portfolio management team.

Mr. Tanner, based in Phoenix, AZ, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund since 2018. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. He has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

Mr. Durham has served as a portfolio manager of the Fund since 2017. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.40% of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2021.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government. The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $932.03 million in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

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Mr. Christopher Johns is the Fund’s portfolio manager. Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. After waivers and/or reimbursements, the Fund paid management fees equal to 0.48 of 1% of its average annual net assets during the fiscal year ended March 31, 2022.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets. The Sub-Adviser has contractually undertaken to waive its fees to the extent necessary so that the annual sub-advisory fee rate is equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2021.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham, Mr. Anthony Tanner and Mr. James Thompson form the Fund’s portfolio management team.

Mr. Durham, based in Louisville, KY, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018. He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009. He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2021.

Aquila Tax-Free Trust of Oregon

With respect to Aquila Tax-Free Trust of Oregon, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory

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Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government. The Sub-Adviser has approximately $932.03 million in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado (“ATFFC”), which has investment objectives similar to those of the Fund, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver, which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at the Sub-Adviser since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any date that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Fund up to $400 million; 0.38 of 1% of net assets above $400 million up to $1 billion; and 0.36 of 1% of net assets above $1 billion. This contractual undertaking is in effect until September 30, 2023. After waivers and/or reimbursements, the Fund paid management fees equal to 0.39 of 1% of its average annual net assets during the fiscal year ended March 31, 2022.

The Manager, and not the Fund, pays the Sub-Adviser a fee for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.18 of 1% on the first $400 million in average net assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion. The Sub-Adviser has contractually undertaken to waive its fees to the extent necessary so that the annual sub-advisory fee rate is equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Fund is available in the Fund’s semi-annual report to shareholders for the period ended September 30, 2021.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), 520 White Plains Road, Tarrytown, NY 10591, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

The Sub-Adviser has approximately $6.0 billion in assets under management and $4.5 billion in assets under advisement as of March 31, 2022. The Sub-Adviser is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $192 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 17,900 employees. It operates its branch network in 14 states and has non-branch retail and commercial offices in select markets nationwide.

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Effective July 26, 2021, the Sub-Advisory Agreement was transferred to the Sub-Adviser from Citizens Investment Advisors, a department of Citizens Bank, N.A. This did not result in a change of actual control or management of the Fund’s sub-adviser.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund. Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005. Mr. Hanna operates out of an office in Providence, Rhode Island.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. After waivers and/or reimbursements, the Fund paid management fees equal to 0.42 of 1% of its average annual net assets during the fiscal year ended March 31, 2022.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23 of 1% of the Fund’s average annual net assets. The Sub-Adviser has contractually undertaken to waive its fees to the extent necessary so that the annual sub-advisory fee rate is equivalent to 0.175% of 1% of the Fund’s average annual net assets. This contractual undertaking is in effect until September 30, 2023.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2021.

Aquila Tax-Free Fund For Utah

Mr. James Thompson, Mr. Royden Durham and Mr. Anthony Tanner form the Fund’s portfolio management team.

Mr. Thompson, based in Bountiful, UT, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

Mr. Durham has served as a portfolio manager of the Fund since 2017. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2022, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.48 of 1% of its average annual net assets during the fiscal year ended March 31, 2022.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2021.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York

51 | Aquila Municipal Trust

time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices for comparable securities or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. The Manager has been designated as each Fund’s Valuation Designee, effective September 8, 2022, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Fund For Utah currently offer four classes of shares: Class A Class C, Class F and Class Y.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer five classes of shares: Class A, Class C, Class F, Class I and Class Y.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary. Not all financial intermediaries make Class F Shares, Class I Shares and Class Y Shares available to their clients.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, South Carolina, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Arizona, California, Colorado, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Oklahoma, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Maryland, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, West Virginia and Wyoming.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

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In addition, Class A Shares are available in Maryland, Michigan, Montana, Nebraska, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Colorado, Alaska, California, Connecticut, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Michigan, Minnesota, Missouri, Montana, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin and Wyoming.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Texas.

In addition, Class C Shares are available in West Virginia.

On the date of this Prospectus, Class F Shares are available in:

Kentucky, Alabama, California, Colorado, Georgia, Hawaii, Indiana, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona and Tennessee.

Aquila Tax-Free Trust of Oregon

You can purchase shares of Aquila Tax-Free Trust of Oregon if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares, Class C Shares and Class Y Shares are available in:

Oregon, Alaska, Alabama, Arkansas, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia, Washington and Wisconsin.

In addition, Class A Shares and Class C Shares are available in Texas.

In addition, Class C Shares are available in Nebraska.

In addition, Class Y Shares are available in Maryland, North Dakota, South Dakota and Texas.

On the date of this Prospectus, Class F Shares are available in all 50 states.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Massachusetts, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona, Maine, Maryland, Michigan, North Dakota, South Dakota and Tennessee.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky,

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Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.

In addition, Class Y shares are available in Arizona, Maine, Massachusetts, Maryland, North Dakota and Washington.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Massachusetts, Michigan, Montana, New Hampshire, Oklahoma and Wisconsin.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Montana, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

A Fund and Aquila Distributors LLC, the Fund’s distributor (the “Distributor”), may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and a Systematic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•	through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or
•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

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Opening a Class A or Class C Share Account

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Complete a New Account Application, which is available on www.aquilafunds.com.

•         Send your check and completed New Account Application to the Funds’ Agent, BNY Mellon at the following address:
BNY Mellon
Attn: Aquila Group of Funds
4400 Computer Drive
Westborough, MA 01581

Each Fund is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
• Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) to advise us that you would like to purchase shares of a Fund by wire transfer. We will provide appropriate instructions at that time. The Agent must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Fund receives your request to purchase shares. If the Agent does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times.

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

•         Send your check and account information to the Funds’ Agent, BNY Mellon at the following address:
BNY Mellon
Attn: Aquila Group of Funds
4400 Computer Drive
Westborough, MA 01581

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

An investor may also open a Class A or Class C Share account or make additional investments in Class A or Class C Shares through a financial intermediary.

Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through a financial intermediary, you generally may buy and sell shares and complete other transactions only through your financial intermediary account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

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Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your Financial Institution account.

Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your banking instructions on file. For more information on how to add banking instructions to your account, please visit www.aquilafunds.com or contact us at 800-437-1000. If your account is held directly with a financial intermediary firm, please consult with your investment professional if you need to make such changes.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

Redeeming an Investment

You may redeem some or all of your investment in a Fund by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and
•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

How can I redeem my Shares?

Through Your Financial Intermediary: If your Aquila Group of Funds account is held with a financial intermediary, please contact your investment professional for more information on how to redeem your shares. Please note that your financial intermediary may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Funds reserve the right to terminate this procedure at any time. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.

If your Aquila Group of Funds account is held directly with the Funds, redemption requests may be made by telephone, mail, or fax as described below.

By Telephone. The Agent will take instructions from the shareholder of record by telephone (please call 800-437-1000 toll-free) to redeem shares and make payments:

a)  to a Financial Institution account you have previously specified; or

b)  by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

In Writing, by FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, Attn: Aquila Group of Funds, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)
•	account number
•	dollar amount or number of shares to be redeemed; and

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•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund).

To have redemption proceeds sent directly to your Financial Institution account, we must have your banking instructions on file.

You may establish or change your designated Financial Institution account at any time by visiting www.aquilafunds.com or by contacting us at 800-437-1000.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees. If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account.	None.
Through a financial intermediary.	Check or wire, to your financial intermediary.	None. However, your financial intermediary may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there a Systematic Withdrawal Plan?

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check

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in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) the Agent receives satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (“SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of a Fund’s portfolio securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Proper Form

When you buy, exchange or redeem shares, your request must be in proper form. This means you have provided the following information, without which the request may not be processed:

•	Account name(s)
•	Account number
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In the case of a redemption, payment instructions
•	For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)
•	A Medallion signature guarantee. If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and

58 | Aquila Municipal Trust

complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?

Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 3.00%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees

A distribution fee of 0.075 of 1%[1] (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

1   Current amount approved by the Fund’s Board of Trustees. The distribution plan permits payments of up to 0.15 of 1% of average annual net assets of the Fund.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information). A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients. A service fee of 0.25 of 1% will be paid to the Distributor.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges. Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).	Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class” (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.	None.
Distribution and/or Service Fees	None.	A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds. In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.	None.
Other Information	N/A	N/A	N/A

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What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, F, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge	Net asset value per share

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;
•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 or more	None	None
For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 3.00% or $300 (Column II).	($10,000 x 0.03 = $300)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $300 = $9,700.)	($10,000 - $300 = $9,700)
The sales charge as a percentage of the net amount invested in your account would be 3.09% (Column III).	($300 / $9,700 = 0.0309 or 3.09%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.

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Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)     Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)   Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	0.25%
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the first year after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	None
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

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For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•	Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority. Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups. A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer. At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer. Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees. As of May 1, 2022, the Distributor has entered such an agreement with Merrill Lynch, Morgan Stanley Smith Barney and Vanguard. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information, as applicable.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge. The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below.

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Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F, I and Y Shares

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.

The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor’s financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on

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frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

Quarterly Statements and Confirmations

For accounts that are held directly with the Funds, at the end of each calendar quarter we will send you an account statement reflecting year-to-date activity. A transaction confirmation will be sent to you following certain transactions that occur within your account, including purchases, redemptions and account updates such as name and address changes. Confirmations are not sent for system generated transactions (e.g., dividends, automatic investments and systematic withdrawals). Those transactions are detailed within your quarterly statement.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii)	permit the Manager to make payment for distribution expenses out of its own funds; and
(iii)	protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

•	0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund (a distribution fee of 0.075 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);
•	0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;
•	0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and
•	0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges. These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky or Aquila Tax-Free Trust of Oregon makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services. This additional compensation is sometimes referred to as “revenue sharing.” For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.” Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross

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sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor and/or its related companies. The prospect of receiving additional compensation provides financial advisors with an incentive to favor sales of shares of a Fund over other investment options and creates a conflict of interest. To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor. For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or
2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application. For information on changing distribution elections on your existing account(s), please visit www.aquilafunds.com or contact us at 800-437-1000. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

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Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Trust of Arizona

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.80%	0.00%	0.20%
Class C Shares	99.77%	0.00%	0.23%
Class Y Shares	99.84%	0.00%	0.16%

Aquila Tax-Free Fund of Colorado

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but such dividends may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.88%	0.00%	0.12%
Class C Shares	99.83%	0.00%	0.17%
Class Y Shares	99.90%	0.00%	0.10%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

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During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	95.64%	4.27%	0.09%
Class C Shares	93.54%	6.36%	0.10%
Class I Shares	95.26%	4.65%	0.09%
Class Y Shares	95.50%	4.44%	0.06%

Aquila Tax-Free Trust of Oregon

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, dividends paid from interest income on Oregon Obligations will also generally be exempt from Oregon personal income taxes, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes, including Oregon personal income taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.98%	0.00%	0.02%
Class C Shares	99.97%	0.00%	0.03%
Class F Shares	99.99%	0.00%	0.01%
Class Y Shares	99.98%	0.00%	0.02%

Aquila Narragansett Tax-Free Income Fund

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.97%	0.00%	0.03%
Class C Shares	99.95%	0.00%	0.05%
Class F Shares	99.98%	0.00%	0.02%
Class I Shares	99.98%	0.00%	0.02%
Class Y Shares	99.97%	0.00%	0.03%

Aquila Tax-Free Fund For Utah

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/21
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.98%	0.00%	0.02%
Class C Shares	99.97%	0.00%	0.03%
Class F Shares	99.99%	0.00%	0.01%
Class Y Shares	99.98%	0.00%	0.02%

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All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions. Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the United States government and certain federal agencies, the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax. Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus. Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy conditions that will qualify the Fund to pay exempt-interest dividends to its shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the

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close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, exempt State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation’s other activities within and without Colorado.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. Distributions of bond interest exempt from the Colorado regular income tax imposed on individuals, estates and trusts, should not be includible in the taxpayers’ Colorado alternative minimum taxable income, whether or not such distributions are includible in federal alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.55%, regardless of the character of the gain for federal income tax purposes. Under the TABOR provisions of Colorado's Constitution, the income tax rate may be temporarily reduced if state revenues exceed a statutory cap. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code. An initiative scheduled to be on the ballot on November 8, 2022, would, if it passes, reduce the Colorado income tax rate to 4.4% for tax years beginning on or after January 1, 2022.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Oregon Taxes - Aquila Tax-Free Trust of Oregon

Distributions by the Fund of interest income from Oregon Obligations will generally be exempt from Oregon personal income taxes. Distributions by the Fund of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under federal law from taxing under the state’s personal income tax, are generally also exempt from the Oregon personal income tax. Other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from Oregon personal income taxes.

To assist organizations that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in borrowing funds for capital projects, Oregon is authorized to issue “conduit” revenue bonds under the Oregon Facilities Authority (“OFA Bonds”). OFA Bonds are generally used to finance projects in Oregon, but also may be used to finance certain projects located outside of Oregon. Any distributions of interest income by the Fund attributable to OFA Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under Oregon law to be located within the State of Oregon.

Distributions of interest income by the Fund attributable to Oregon Obligations, or of obligations of any state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Fund.

Oregon recently adopted a unique gross receipts tax, effective on January 1, 2020 (the Oregon Corporate Activity Tax). This tax is not limited to corporations as its name implies. It may apply to non-corporate businesses with revenues attributable to the state. While interest and dividend income are generally exempt from this tax, other distributions from the Fund may not be exempt.

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A recently enacted local income tax (the “Metro Tax”) took effect on January 1, 2021. The Metro Tax is imposed by a regional government agency known as “Metro” that spans three Oregon counties (i.e., Multnomah, Clackamas and Washington counties) in the Portland metropolitan area. Metro imposes a tax on business income to provide for homeless services. In the case of businesses, the Metro Tax is 1% of business income attributable to the Metro area for businesses that have total gross receipts of more than $5 million from sources everywhere. The Metro Tax is also imposed on all of the personal income of individuals residing in the Metro area and the personal income of nonresident individuals with income derived from sources within the Metro area that exceeds $200,000 for married taxpayers filing jointly and $125,000 for taxpayers filing singly. For Metro resident individuals, distributions of interest income from Oregon Obligations and certain federal and territorial government obligations are excluded from the Metro Tax. Distributions of interest income from Oregon Obligations and certain federal and territorial government obligations may also be excluded for nonresident individuals and businesses. However, it appears that other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from the Metro Tax.

Another recently enacted local income tax that took effect on January 1, 2021 is the Multnomah County (the “County”) “Preschool For All” Tax (the “PFA Tax”). The PFA Tax is a personal income tax regime to fund tuition-free preschool for resident children. The current tax rate is 1.5% on the following income exceeding $200,000 for married taxpayers filing jointly and $125,000 for taxpayers filing singly: (i) for nonresidents (i.e., individuals that do not reside within the County), taxable income derived from sources within the County; and (ii) for residents (i.e., individuals that reside within the County), taxable income derived from all sources (within and without the County). That rate is scheduled to increase to 2.3% in 2026. The tax is increased by 1.5% for these taxpayers if their applicable income exceeds $400,000 for married taxpayers filing jointly and $250,000 for taxpayers filing singly. Distributions of interest income from Oregon Obligations and certain federal and territorial government obligations are excluded from the PFA Tax. However, it appears that other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from the PFA Tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Utah statutory authority provides that interest on obligations of certain non-Utah-based issuers which

71 | Aquila Municipal Trust

provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

72 | Aquila Municipal Trust

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

Aquila Tax-Free Trust of Oregon acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Predecessor Fund”) on June 26, 2020. As a result of the reorganization, Aquila Tax-Free Trust of Oregon is the accounting successor of the Predecessor Fund. For the periods prior to June 26, 2020, the information shown below reflects the financial performance of the Predecessor Fund.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.82	$10.68	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.27	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.14	0.07	0.16	(0.10)
Total from investment operations	(0.46)	0.39	0.34	0.45	0.20
Less distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.27)	(0.29)	(0.29)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.22)	(0.25)	(0.27)	(0.31)	(0.31)
Net asset value, end of period	$10.14	$10.82	$10.68	$10.61	$10.47
Total return (not reflecting sales charge)	(4.32)%	3.63%	3.16%	4.37%	1.93%
Ratios/supplemental data
Net assets, end of period (in millions)	$179	$198	$199	$204	$218
Ratio of expenses to average net assets	0.69%	0.71%	0.74%	0.73%	0.69%
Ratio of net investment income to average net assets	2.11%	2.30%	2.49%	2.74%	2.77%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.81	$10.67	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.14	0.16	0.18	0.20	0.20
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.13	0.05	0.15	(0.09)
Total from investment operations	(0.55)	0.29	0.23	0.35	0.11
Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.17)	(0.19)	(0.20)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.13)	(0.15)	(0.17)	(0.21)	(0.22)
Net asset value, end of period	$10.13	$10.81	$10.67	$10.61	$10.47
Total return (not reflecting sales charge)	(5.13)%	2.76%	2.20%	3.49%	1.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$7	$8	$9	$14
Ratio of expenses to average net assets	1.54%	1.56%	1.59%	1.58%	1.54%
Ratio of net investment income to average net assets	1.26%	1.45%	1.65%	1.88%	1.92%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.84	$10.69	$10.63	$10.49	$10.60
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.15	0.06	0.16	(0.09)
Total from investment operations	(0.45)	0.41	0.34	0.46	0.22
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.30)	(0.31)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.24)	(0.26)	(0.28)	(0.32)	(0.33)
Net asset value, end of period	$10.15	$10.84	$10.69	$10.63	$10.49
Total return (not reflecting sales charge)	(4.26)%	3.88%	3.21%	4.51%	2.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$65	$75	$53	$40	$41
Ratio of expenses to average net assets	0.54%	0.56%	0.60%	0.59%	0.55%
Ratio of net investment income to average net assets	2.26%	2.44%	2.62%	2.88%	2.92%
Portfolio turnover rate	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.64	$10.56	$10.46	$10.31	$10.51
Income from investment operations:
Net investment income(1)	0.16	0.18	0.22	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.49)	0.26	0.32	0.39	0.06
Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Net asset value, end of period	$9.99	$10.64	$10.56	$10.46	$10.31
Total return (not reflecting sales charge)	(4.67)%	2.48%	3.03%	3.86%	0.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$154	$179	$186	$188	$196
Ratio of expenses to average net assets	0.69%	0.69%	0.71%	0.70%	0.68%
Ratio of net investment income to average net assets	1.52%	1.69%	2.04%	2.35%	2.47%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	0.71%	0.71%	0.73%	0.72%	0.70%
Ratio of net investment income to average net assets	1.50%	1.67%	2.02%	2.33%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.62	$10.54	$10.44	$10.29	$10.49
Income from investment operations:
Net investment income(1)	0.06	0.08	0.12	0.14	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.59)	0.16	0.22	0.29	(0.04)
Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Net asset value, end of period	$9.97	$10.62	$10.54	$10.44	$10.29
Total return (not reflecting CDSC)	(5.58)%	1.51%	2.06%	2.88%	(0.41)%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$7	$8	$9	$15
Ratio of expenses to average net assets	1.63%	1.64%	1.66%	1.65%	1.63%
Ratio of net investment income to average net assets	0.58%	0.75%	1.09%	1.40%	1.52%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	1.65%	1.66%	1.68%	1.67%	1.65%
Ratio of net investment income to average net assets	0.56%	0.73%	1.07%	1.38%	1.50%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.66	$10.58	$10.49	$10.34	$10.54
Income from investment operations:
Net investment income(1)	0.17	0.19	0.22	0.25	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.08	0.09	0.15	(0.20)
Total from investment operations	(0.48)	0.27	0.31	0.40	0.07
Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Net asset value, end of period	$10.01	$10.66	$10.58	$10.49	$10.34
Total return	(4.60)%	2.53%	2.98%	3.90%	0.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$77	$96	$72	$70	$76
Ratio of expenses to average net assets	0.63%	0.64%	0.66%	0.65%	0.63%
Ratio of net investment income to average net assets	1.58%	1.74%	2.09%	2.40%	2.52%
Portfolio turnover rate	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	0.65%	0.66%	0.68%	0.67%	0.65%
Ratio of net investment income to average net assets	1.56%	1.72%	2.07%	2.38%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.79	$10.64	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.22	0.23	0.24	0.25	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.67)	0.14	0.15	0.18	(0.06)
Total from investment operations	(0.45)	0.37	0.39	0.43	0.20
Less distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.23)	(0.23)	(0.24)	(0.27)	(0.27)
Net asset value, end of period	$10.25	$10.93	$10.79	$10.64	$10.48
Total return (not reflecting sales charge)	(4.25)%	3.48%	3.72%	4.10%	1.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$124	$135	$142	$144	$160
Ratio of expenses to average net assets	0.75%	0.77%	0.80%	0.79%	0.75%
Ratio of net investment income to average net assets	1.99%	2.14%	2.26%	2.36%	2.48%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.12	0.14	0.15	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.67)	0.15	0.14	0.19	(0.06)
Total from investment operations	(0.55)	0.29	0.29	0.35	0.11
Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.13)	(0.14)	(0.15)	(0.18)	(0.18)
Net asset value, end of period	$10.25	$10.93	$10.78	$10.64	$10.47
Total return (not reflecting CDSC)	(5.06%)	2.70%	2.75%	3.32%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$5	$6	$7	$9
Ratio of expenses to average net assets	1.60%	1.62%	1.65%	1.64%	1.60%
Ratio of net investment income to average net assets	1.13%	1.29%	1.41%	1.50%	1.63%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.92	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.20	0.22	0.23	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.14	0.14	0.19	(0.07)
Total from investment operations	(0.46)	0.36	0.37	0.42	0.18
Less distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.23)	(0.23)	(0.24)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.21)	(0.22)	(0.23)	(0.25)	(0.25)
Net asset value, end of period	$10.25	$10.92	$10.78	$10.64	$10.47
Total return	(4.31)%	3.33%	3.48%	4.04%	1.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$7	$7	$7	$7
Ratio of expenses to average net assets	0.91%	0.92%	0.93%	0.94%	0.90%
Ratio of net investment income to average net assets	1.84%	1.99%	2.12%	2.20%	2.33%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.79	$10.65	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.23	0.25	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.14	0.14	0.19	(0.06)
Total from investment operations	(0.43)	0.39	0.40	0.45	0.22
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.24)	(0.25)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$10.26	$10.93	$10.79	$10.65	$10.48
Total return	(4.01)%	3.64%	3.78%	4.35%	2.04%
Ratios/supplemental data
Net assets, end of period (in millions)	$45	$40	$27	$30	$43
Ratio of expenses to average net assets	0.60%	0.62%	0.65%	0.64%	0.60%
Ratio of net investment income to average net assets	2.14%	2.28%	2.41%	2.50%	2.63%
Portfolio turnover rate	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.25	$11.13	$10.98	$10.81	$10.99
Income (loss) from investment operations:
Net investment income (1)	0.16	0.18	0.21	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.70)	0.12	0.15	0.17	(0.18)
Total from investment operations	(0.54)	0.30	0.36	0.41	0.08
Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	––	––	—	—	—
Total distributions	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$10.55	$11.25	$11.13	$10.98	$10.81
Total return (not reflecting sales charge)	(4.89)%	2.68%	3.30%	3.90%	0.68%
Ratios/supplemental data
Net assets, end of period (in millions)	$341	$379	$375	$368	$390
Ratio of expenses to average net assets	0.66%	0.71%	0.71%	0.70%	0.71%
Ratio of net investment income to average net assets	1.41%	1.57%	1.90%	2.27%	2.35%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	0.67%	0.72%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	1.40%	1.56%	1.89%	2.26%	2.34%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.23	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income (1)	0.06	0.08	0.12	0.15	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.11	0.15	0.17	(0.18)
Total from investment operations	(0.63)	0.19	0.27	0.32	(0.02)
Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Distributions from capital gains	––	––	—	—	—
Total distributions	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Net asset value, end of period	$10.54	$11.23	$11.12	$10.97	$10.80
Total return (not reflecting CDSC)	(5.62%)	1.72%	2.43%	3.02%	(0.18)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$13	$16	$20	$28
Ratio of expenses to average net assets	1.51%	1.56%	1.56%	1.54%	1.56%
Ratio of net investment income to average net assets	0.56%	0.73%	1.05%	1.42%	1.49%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	1.52%	1.57%	1.57%	1.55%	1.57%
Ratio of net investment income to average net assets	0.55%	0.72%	1.04%	1.42%	1.49%

(1)   Per share amounts have been calculated using the daily average shares method.

85 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$11.22	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.18	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.11	0.16	0.24
Total from investment operations	(0.51)	0.31	0.39	0.32
Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—	—
Total distributions	(0.18)	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$10.53	$11.22	$11.11	$10.95
Total return	(4.64)%	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$4	$2	$1
Ratio of expenses to average net assets	0.48%	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.59%	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	13%	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	0.49%	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.58%	1.72%	2.04%	2.35%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

86 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.24	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income (1)	0.17	0.19	0.23	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.69)	0.13	0.15	0.17	(0.18)
Total from investment operations	(0.52)	0.32	0.38	0.43	0.09
Less distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Net asset value, end of period	$10.55	$11.24	$11.12	$10.97	$10.80
Total return	(4.66)%	2.83%	3.46%	4.05%	0.83%
Ratios/supplemental data
Net assets, end of period (in millions)	$238	$281	$235	$213	$209
Ratio of expenses to average net assets	0.51%	0.56%	0.56%	0.55%	0.56%
Ratio of net investment income to average net assets	1.56%	1.71%	2.04%	2.42%	2.50%
Portfolio turnover rate	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were:

Ratio of expenses to average net assets	0.52%	0.57%	0.57%	0.55%	0.57%
Ratio of net investment income to average net assets	1.55%	1.71%	2.03%	2.41%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

87 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.20	0.23	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.46)	0.34	0.42	0.43	0.23
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(4.26)%	3.09%	3.89%	4.18%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$117	$125	$120	$115	$116
Ratio of expenses to average net assets	0.76%	0.78%	0.79%	0.79%	0.76%
Ratio of net investment income to average net assets	1.82%	2.04%	2.25%	2.51%	2.53%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.84%	0.86%	0.87%	0.86%	0.84%
Ratio of net investment income to average net assets	1.75%	1.96%	2.17%	2.43%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

88 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income (1)	0.11	0.13	0.15	0.17	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.55)	0.24	0.32	0.34	0.14
Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(5.07)%	2.21%	3.01%	3.30%	1.31%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$7	$9
Ratio of expenses to average net assets	1.61%	1.64%	1.65%	1.63%	1.61%
Ratio of net investment income to average net assets	0.97%	1.20%	1.41%	1.66%	1.68%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.69%	1.71%	1.73%	1.71%	1.69%
Ratio of net investment income to average net assets	0.90%	1.13%	1.33%	1.58%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

89 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$11.00	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.24
Total from investment operations	(0.44)	0.35	0.43	0.33
Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$10.34	$11.00	$10.89	$10.72
Total return	(4.10)%	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.58%	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	1.99%	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	12%	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.66%	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	1.92%	2.13%	2.33%	2.50%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

90 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.03	$10.91	$10.74	$10.56	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.18	0.21	0.23	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.12	0.17	0.18	(0.05)
Total from investment operations	(0.48)	0.33	0.40	0.44	0.21
Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Net asset value, end of period	$10.37	$11.03	$10.91	$10.74	$10.56
Total return	(4.39)%	3.03%	3.74%	4.24%	1.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.3	$0.2	$0.2	$0.1
Ratio of expenses to average net assets	0.91%	0.93%	0.94%	0.83%	0.89%
Ratio of net investment income to average net assets	1.67%	1.89%	2.10%	2.47%	2.41%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.99%	1.00%	1.02%	0.91%	0.97%
Ratio of net investment income to average net assets	1.60%	1.81%	2.02%	2.39%	2.33%

(1)   Per share amounts have been calculated using the daily average shares method.

91 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.44)	0.35	0.43	0.45	0.25
Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$10.36	$11.02	$10.91	$10.74	$10.57
Total return	(4.11)%	3.24%	4.05%	4.34%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$126	$117	$105	$106
Ratio of expenses to average net assets	0.61%	0.63%	0.64%	0.64%	0.61%
Ratio of net investment income to average net assets	1.97%	2.19%	2.40%	2.66%	2.69%
Portfolio turnover rate	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.69%	0.71%	0.72%	0.72%	0.69%
Ratio of net investment income to average net assets	1.90%	2.11%	2.32%	2.58%	2.61%

(1)   Per share amounts have been calculated using the daily average shares method.

92 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.60	$10.50	$10.36	$10.18	$10.26
Income (loss) from investment operations:
Net investment income (1)	0.18	0.21	0.24	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.10	0.14	0.18	(0.08)
Total from investment operations	(0.48)	0.31	0.38	0.44	0.19
Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$9.94	$10.60	$10.50	$10.36	$10.18
Total return (not reflecting sales charge)	(4.58)%	2.93%	3.72%	4.36%	1.84%
Ratios/supplemental data
Net assets, end of period (in millions)	$224	$252	$229	$204	$213
Ratio of expenses to average net assets	0.82%	0.85%	0.88%	0.86%	0.84%
Ratio of net investment income to average net assets	1.73%	1.94%	2.31%	2.52%	2.61%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.84%	0.87%	0.90%	0.89%	0.87%
Ratio of net investment income to average net assets	1.71%	1.92%	2.29%	2.49%	2.58%

(1)   Per share amounts have been calculated using the daily average shares method.

93 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.60	$10.49	$10.35	$10.17	$10.25
Income (loss) from investment operations:
Net investment income (1)	0.10	0.12	0.16	0.17	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.14	0.19	(0.08)
Total from investment operations	(0.56)	0.23	0.30	0.36	0.11
Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Net asset value, end of period	$9.94	$10.60	$10.49	$10.35	$10.17
Total return (not reflecting CDSC)	(5.35)%	2.21%	2.90%	3.53%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$27	$31	$37	$58
Ratio of expenses to average net assets	1.62%	1.65%	1.68%	1.65%	1.64%
Ratio of net investment income to average net assets	0.93%	1.14%	1.52%	1.72%	1.81%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	1.64%	1.67%	1.70%	1.68%	1.66%
Ratio of net investment income to average net assets	0.90%	1.12%	1.50%	1.69%	1.78%

(1)   Per share amounts have been calculated using the daily average shares method.

94 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$10.65	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.11	0.16	0.27
Total from investment operations	(0.44)	0.34	0.42	0.36
Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.21)	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$10.00	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	(4.24)%	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$11	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.59%	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	1.96%	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	19%	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.61%	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	1.93%	2.12%	2.49%	2.68%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

95 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.63	$10.52	$10.39	$10.22	$10.29
Income (loss) from investment operations:
Net investment income (1)	0.20	0.23	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.66)	0.11	0.14	0.17	(0.07)
Total from investment operations	(0.46)	0.34	0.40	0.45	0.22
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Distributions from capital gains	—	––	—	—	—
Total distributions	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Net asset value, end of period	$9.97	$10.63	$10.52	$10.39	$10.22
Total return (not reflecting sales charge)	(4.38)%	3.23%	3.82%	4.46%	2.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$186	$195	$154	$136	$129
Ratio of expenses to average net assets	0.62%	0.65%	0.68%	0.66%	0.64%
Ratio of net investment income to average net assets	1.93%	2.14%	2.51%	2.72%	2.81%
Portfolio turnover rate	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.64%	0.67%	0.70%	0.69%	0.67%
Ratio of net investment income to average net assets	1.91%	2.11%	2.49%	2.69%	2.78%

(1)   Per share amounts have been calculated using the daily average shares method.

96 | Aquila Municipal Trust

Broker-Defined Sales Charge Waiver Policies

The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below or for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
•	Eligible shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

97 | Aquila Municipal Trust

•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.

98 | Aquila Municipal Trust

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”)

Sales Waivers and Reductions in Sales Charges

Effective on or after February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Aquila Group of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints
•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held

99 | Aquila Municipal Trust

on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

*******************************************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

100 | Aquila Municipal Trust

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from an Aquila Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aquila Group of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aquila Group of Funds through Baird, over a 13-month period of time

101 | Aquila Municipal Trust

 Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

 Manager

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

 Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, CPA, Secretary

 Distributor

Aquila Distributors LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

 Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

 Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

 Counsel

Morgan, Lewis & Bockius LLP

One Federal Street • Boston, Massachusetts 02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

This Prospectus should be read and retained for future reference

AQL-AMTPRO-0722

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Trust of Oregon
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	˗	ORTYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

STATEMENT OF ADDITIONAL INFORMATION
July 26, 2022

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 26, 2022. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

1

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Trust of Oregon (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2022, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 10, 2022 (Accession No. 0000784056-22-000003), are hereby incorporated herein by reference into this SAI.
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

2

3

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund	Date of Reorganization
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado	October 11, 2013
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky	October 11, 2013
Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust	Aquila Tax-Free Trust of Oregon	June 26, 2020
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund	October 11, 2013
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah	October 11, 2013

Investment Objective, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

4

Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Trust of Oregon:
Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular

5

Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Supplemental Information Regarding Principal Investment Strategies (All Funds)
The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

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Additional Information About State Economies
Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.
Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.
Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Oregon - Aquila Tax-Free Trust of Oregon intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix E to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix F to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

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Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix G to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.
As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.
Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues

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available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Code, each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

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Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

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Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation

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between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s

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yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds’ Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds’ Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to

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call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.

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(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah only: The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

Aquila Tax-Free Trust of Oregon only:  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Tax-Free Trust of Oregon only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals

(12)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(13)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater

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losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an

16

agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreement as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher  and Glenn P. O’Flaherty, each of whom is “independent” and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2022.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the fiscal year ended March 31, 2022.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

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The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr., Patricia L. Moss and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee did not hold any meetings during the fiscal year ended March 31, 2022.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

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Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
10
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon

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Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Retired; previously Principal 2017-April 2022 and Senior Partner 1977-2017, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004..	6	None

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Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)  2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

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Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015
Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None
 (1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes an Aquila-sponsored fund that is dormant and has no public shareholders.

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(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Clarfeld Financial Advisors, LLC, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor  1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila
Municipal Trust since
2013; Lead Portfolio
Manager of Aquila
Churchill Tax-Free Fund
of Kentucky (since 2011);
Portfolio Manager of
Aquila Tax-Free Trust
of Arizona (since 2017)
and Aquila Tax-Free
Fund For Utah (since
2017)

Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022
Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020
Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Anthony A. Tanner Phoenix, AZ (1960)
Vice President of Aquila
Municipal Trust, Lead
Portfolio Manager of Aquila
Tax-Free Trust of Arizona,
and Portfolio Manager of
Aquila Churchill Tax-Free
Fund of Kentucky and
Aquila Tax-Free Fund
For Utah since 2018

Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila
Municipal Trust and
Lead Portfolio Manager
of Aquila Tax-Free
Fund For Utah since
2009; Portfolio Manager,
Aquila Tax-Free Trust
of Arizona and Aquila
Churchill Tax-Free Fund
of Kentucky since 2017

Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021
Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax‐Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.
Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

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The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 40 years of experience in the financial services industry, 35 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 17 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 37 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 29 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 20 years.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

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Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 15 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 16 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Trustees
(as of 12/31/21)
Following is information regarding the holdings of each Trustee in the Funds:

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	C	E
Thomas A. Christopher	C	C	E	C	C	C	E
Gary C. Cornia	C	D	C	D	C	E	E
Grady Gammage, Jr.	E	C	C	C	C	C	E
Patricia L. Moss	B	B	B	E	B	B	E
Glenn P. O’Flaherty	C	C	C	C	C	C	E
Laureen L. White	B	B	B	B	B	B	C

 (1)   A. None
 B. $1-$10,000
 C. $10,001-$50,000
 D. $50,001-$100,000
 E. Over $100,000

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None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.
For the fiscal year ended March 31, 2022, Aquila Tax-Free Trust of Arizona  paid a total of $68,159 in compensation to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $66,293 in compensation to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $48,394 in compensation to the Trustees, Aquila Tax-Free Trust of Oregon paid a total of $151,530 in compensation to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $63,984 in compensation to the Trustees and Aquila Tax-Free Fund For Utah paid a total of $110,243 in compensation to the Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2022 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

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Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Aquila Tax-Free Trust of Oregon - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2022	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2022	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2022(1)
Ernest Calderón	$ 7,694.11	$ 7,494.34	$ 5,536.85	$ 16,747.70	$ 7,264.59	$ 12,262.40	$ 56,999.99	6
Thomas A. Christopher	$ 11,496.81	$ 11,192.55	$ 8,109.04	$ 25,715.08	$ 10,814.45	$ 18,672.08	$ 87,000.00	6
Gary C. Cornia	$ 7,152.44	$ 6,952.68	$ 4,995.16	$ 16,206.04	$ 6,722.92	$ 11,720.76	$ 97,000.00	8
Grady Gammage, Jr.	$ 7,288.53	$ 7,080.90	$ 5,044.94	$ 16,704.37	$ 6,841.66	$ 12,039.60	$ 98,000.00	8
James A. Gardner(2)	$ 7,490.33	$ 7,294.12	$ 5,289.15	$ 16,727.44	$ 7,046.30	$ 12,152.68	$ 56,000.02	6
Patricia L. Moss	$ 7,152.44	$ 6,952.68	$ 4,995.16	$ 16,206.04	$ 6,722.92	$ 11,720.76	$ 97,000.00	8
Glenn P. O’Flaherty	$ 9,721.09	$ 9,486.60	$ 7,131.88	$ 20,588.00	$ 9,201.00	$ 15,204.68	$ 201,000.02	9
Laureen L. White	$ 7,694.11	$ 7,494.35	$ 5,536.87	$ 16,747.69	$ 7,264.60	$ 12,262.40	$ 57,000.02	5

 (1)    Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(2)     Mr. Gardner resigned as a Trustee of the Trust on June 30, 2022.

   Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

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Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 1, 2022, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	1,475,588 39,620 390,986	8.76% 9.07% 6.69%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	1,278,443	21.88%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	1,369,146	8.13%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY	Class C	50,308	11.52%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,737,676 275,643 724,878	22.19% 63.11% 12.41%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	511,087	8.75%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	490,665	8.40%
Additional 5% Shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares as of such date.

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Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona’s outstanding shares.
Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 1, 2022, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	1,683,123	11.34%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	1,642,000	11.06%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,753,528 841,594	11.81% 13.48%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY	Class A Class C Class Y	1,129,955 87,193 425,209	7.61% 24.05% 6.81%
Wells Fargo Clearing Services LLC FBO Customers, 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,013,132 121,115 1,364,658	20.30% 33.41% 21.85%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	711,674	11.40%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class Y	336,554	5.39%
Raymond James & Associates, Inc. FBO Rodney Lee Page & Russell Scott Page TTEE Joan F Schmideler Liv Trust c/o Rodney Page, 700 E Elizabeth St Fort Collins, CO	Class C	37,026	10.21%

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Record Holder	Share Class	Number of Shares	Percent of Class
UBS WM USA FBO Customers of UBSFI 100 Harbor Blvd Weehawken, NJ	Class Y	395,159	6.33%

Additional 5% Shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado’s outstanding shares.
Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 1, 2022, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class I Class Y	4,011,188 113,396 611,395 1,462,599	34.30% 34.77% 98.73% 31.86%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C	2,024,804 52,400	17.32% 16.07%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class C	27,451	8.42%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,079,390 42,674	9.23% 13.08%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class Y	1,558,542	33.95%

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Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares.
Aquila Tax-Free Trust of Oregon
Institutional 5% shareholders

On July 1, 2022, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	6,376,562 94,614 1,218,821	20.77% 17.10% 7.08%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	3,000,045	17.42%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	2,908,552 71,234 2,193,152	9.47% 12.88% 12.74%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY	Class A	2,410,448	7.85%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class C	60,271	10.89%

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Record Holder	Share Class	Number of Shares	Percent of Class
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	7,646,217 56,046 484,556	24.90% 10.13% 100.00%
Band & Co. c/o US Bank NA 1555 N. Rivercenter Drive Milwaukee, MI	Class Y	2,662,789	15.46%
Additional 5% shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Oregon’s outstanding shares.

Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 1, 2022, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class C	15,144	9.75%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I	3,149	10.32%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	1,715,168 35,163 817,264	15.77% 22.64% 7.21%

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Record Holder	Share Class	Number of Shares	Percent of Class
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	3,141,328 41,281 531,224	28.89% 26.58% 99.71%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY	Class A Class C	672,212 13,622	6.18% 8.77%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I Class Y	21,918 1,684,413	71.82% 14.85%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class I	4,660	15.27%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class Y	2,980,572	26.28%
Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund’s outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 1, 2022, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A	1,338,360	6.19%

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Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	2,258,194	10.45%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	1,385,540	8.33%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class Y	1,876,500 1,547,075	8.68% 9.30%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	4,165,748 121,475 859,627	19.27% 8.65% 99.88%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	219,281	15.61%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,510,441 487,933 2,157,590	20.86% 34.74% 12.97%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY Additional 5% Shareholders	Class C	152,170	10.83%
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah’s outstanding shares.
Investment Advisory and Other Services

Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:

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Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2022:
$1,125,093
Fiscal Year Ended March 31, 2021:
$1,087,718
Fiscal Year Ended March 31, 2020:
$1,049,675
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2022:
$1,350,722(1)
(1) $54,029 was waived
Fiscal Year Ended March 31, 2021:
$1,393,867 (1)
(1) $55,755 was waived

Fiscal Year Ended March 31, 2020:
$1,343,631(1)
(1) $53,745 was waived

Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2022:
$757,430
Fiscal Year Ended March 31, 2021:
$722,623

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Fiscal Year Ended March 31, 2020:
$741,281
Aquila Tax-Free Trust of Oregon

Fiscal Year Ended March 31, 2022:
$2,678,046(1)
(1) $53,902 was waived
Fiscal Year Ended March 31, 2021:
$2,655,851(1)
(1) $52,793 was waived

Fiscal Year Ended March 31, 2020:
$2,491,139 (1)
(1)  $44,557 was waived
Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2022:
$1,324,370(1)
(1) $198,656 was waived
Fiscal Year Ended March 31, 2021:
$1,243,754(1)
(1) $188,823 was waived

Fiscal Year Ended March 31, 2020:
$1,188,488(1)
(1)  $190,159 was waived
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2022:
$2,401,124(1)
(1) $112,090 was waived

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Fiscal Year Ended March 31, 2021:
$2,266,360(1)
(1) $101,309 was waived

Fiscal Year Ended March 31, 2020:
$2,006,668(1)
(1)  $81,946 was waived
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

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Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

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In addition, the Advisory and Administration Agreement for each of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila

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Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends.
Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Tax-Free Trust of Oregon, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the

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Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Trust of Oregon:  For its services with respect to Aquila Tax-Free Trust of Oregon, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2023.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Tax-Free Trust of Oregon
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000 through September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, and 0.69% for Class Y Shares.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

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Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares and 0.64% for Class Y Shares.
Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are

47

required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2023.
Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon

The services of Davidson Fixed Income Management Inc. doing business in Oregon as Kirkpatrick Pettis Capital Management the Sub-Adviser for Aquila Tax-Free Trust of Oregon, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

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Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund.  The Sub-Adviser is to act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Fund, to:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv)
at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least monthly using another such source satisfactory to the Fund; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the ”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Fund as amended from time to time, any policies and determinations of the Board of Trustees of the Fund, and the fundamental policies of the Fund.

The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or

49

restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Fund of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Fund. There are related provisions concerning cooperation with the Fund’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Fund up to $400,000,000; 0.16 of 1% of the Fund’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Fund's net assets above $1,000,000,000.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000.  Prior to September 30, 2023, the Sub-Adviser may not terminate the arrangement without the approval of the Board of Trustees.

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Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Clarfeld Financial Advisors, LLC, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the

51

Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value. The Sub-Adviser has contractually undertaken to waive its fees to the extent necessary so that the annual sub-advisory fee rate is equivalent to 0.175% of 1% of the Fund’s average annual net assets.  This contractual undertaking is in effect until September 30, 2023.

Sub-Advisory Fees
Aquila Tax-Free Fund of Colorado
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

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Year	Fee	Waivers
2022	$486,260	$54,029
2021	$501,792	$55,755
2020	$519,519	$53,745

Aquila Tax-Free Trust of Oregon

During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2022	$1,071,219	$53,902
2021	$1,062,341	$52,793
2020	$1,078,604	$44,557

Aquila Narragansett Tax-Free Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:
Year	Fee	Waivers
2022	$463,530	$145,681
2021	$572,127	$136,813
2020	$546,704	$119,080

Information about the Manager and the Sub-Adviser

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2022, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $2.55 billion, of which approximately $2.29 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-

53

Adviser and its predecessor companies have served as investment sub-adviser to Aquila Tax-Free Fund of Colorado since 1992 and Aquila Tax-Free Trust of Oregon since 2011 . The Sub-Adviser has approximately $932.03 million in assets under management. It has local offices at 1550 Market Street, Denver, Colorado 80202 and 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Clarfeld Financial Advisors, LLC, 520 White Plains Road, Tarrytown, NY 10591, is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). The Sub-Adviser has approximately $6.0 billion in assets under management and $4.5 billion in assets under advisement as of March 31, 2022.  CFG is a commercial bank holding company with total assets of $192 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 17,900 employees. It operates its branch network in 14 states and has non-branch retail and commercial offices in select markets nationwide.  Effective July 26, 2021, the Sub-Advisory Agreement for Aquila Narragansett Tax-Free Income Fund was transferred to Clarfeld Financial Advisors, LLC from Citizens Investment Advisors, a department of Citizens Bank, N.A.  This did not result in a change of actual control or management of the Fund’s sub-adviser.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Tanner owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Durham and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 9 other accounts with assets totaling approximately $136.65 million as of March 31, 2022, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-

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Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.
Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Tony Tanner, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders. Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Tanner and Mr. Thompson each own shares of the Fund in the range of $1 - $10,0000.
Aquila Tax-Free Trust of Oregon: The portfolio management team consists of Mr. Christopher B. Johns and Mr. Timothy Iltz, who are responsible for the day-to-day management of the Fund.

Mr. Johns also manages Aquila Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 9 other accounts with assets totaling approximately $136.65 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

Mr. Iltz manages no other investment companies and no other pooled investment vehicles. He manages 15 other accounts with assets totaling approximately $36.18 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

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Mr. Johns owns shares of the Fund in the range of $10,001 - $50,000.  Mr. Iltz owns shares of the Fund in the range of $1-$10,000.

Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 72 other relationships, with aggregate assets of $622,669,932 as of May 31, 2022. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.
The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a wholly-owned subsidiary.  As of May 31, 2022, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2022, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.
Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $10,001 - $50,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program

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is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Thompson owns securities of the Fund in the range of $100,001 - $500,000.  Mr. Durham and Mr. Tanner each own securities of the Fund in the range of $1 - $10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:
Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$45,457	$15,156
Fiscal Year Ended March 31, 2021	$51,349	$15,483
Fiscal Year Ended March 31, 2020	$73,913	$19,733

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$14,557	$12,921
Fiscal Year Ended March 31, 2021	$44,629	$12,591
Fiscal Year Ended March 31, 2020	$70,733	$15,135

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$27,399	$6,340
Fiscal Year Ended March 31, 2021	$46,566	$6,980
Fiscal Year Ended March 31, 2020	$97,466	$8,265

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Aquila Tax-Free Trust of Oregon

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$62,008	$19,613
Fiscal Year Ended March 31, 2021	$120,752	$29,599
Fiscal Year Ended March 31, 2020	$246,254	$45,738

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$81,115	$18,270
Fiscal Year Ended March 31, 2021	$103,121	$18,697
Fiscal Year Ended March 31, 2020	$104,760	$10,766

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2022	$80,830	$21,283
Fiscal Year Ended March 31, 2021	$175,565	$29,876
Fiscal Year Ended March 31, 2020	$207,185	$17,366

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $50,000	3.00%	2.50%
$50,000 to $99,999	2.50%	2.00%
$100,000 to $249,999	2.00%	1.50%

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Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $50,000	3.00%	2.50%
$50,000 to $99,999	2.50%	2.00%
$100,000 to $249,999	2.00%	1.50%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), and to certain defensive provisions (Part IV).
For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares (Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

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Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has currently authorized a distribution fee of 0.075 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

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Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary

61

personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).

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As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the

63

1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Defensive Provisions (Part IV)
Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

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The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
During its fiscal year ended March 31, 2022, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2022.
During its fiscal year ended March 31, 2022, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2022.
During its fiscal year ended March 31, 2022, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2022, payments were made by Aquila Tax-Free Trust of Oregon under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Oregon under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2022.
During its fiscal year ended March 31, 2022, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.
During its fiscal year ended March 31, 2022, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2022.

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Payments to Qualified Recipients
During the fiscal year ended March 31, 2022, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$295,361	$33,663	$261,698
Part II	$48,464	$15,929	$32,535

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$95,010	$6,517	$88,493
Part II	$41,513	$13,821	$27,692

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$200,715	$10,388	$190,327
Part II	$34,949	$12,728	$22,221
Part III	$6,710	$0	$6,710

Aquila Tax-Free Trust of Oregon

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$561,797	$23,826	$537,971
Part II	$83,546	$27,366	$56,180

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Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$189,107	$11,904	$177,203
Part II	$19,410	$7,665	$11,745
Part III	$332	$0	$332

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$492,048	$18,954	$473,094
Part II	$170,143	$55,824	$114,319

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

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Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2022, $16,155 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $13,837 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $11,650 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $27,849 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Oregon; $6,470 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $56,714 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

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Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2022, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $16,775.  During the fiscal year ended March 31, 2022, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $831.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ fiscal year ended March 31, 2022.
General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

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Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.
Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund’s financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2022, 2021 and 2020, all of the Funds’ portfolio transactions were principal transactions and no brokerage commissions were paid.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference

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between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2022, 2021 and 2020.

Capital Stock

The Funds currently offer the following classes of shares.
* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 3.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.075 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less.

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There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares (“Class I Shares”) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

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The Funds’ Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Funds present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of a Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  Each Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, if a Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify a Fund as a regulated investment company under the Code. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Declaration of Trust specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
The Declaration of Trust provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

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The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will

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be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.
The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

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(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Broker/Dealer Compensation - Class A Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75 of 1%	0.50 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%	0.25 of 1%
$5 million and more	0.25 of 1%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

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Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 months depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to September 1, 2020 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the one-year period after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$250,000 and up to $2,499,999	0.75 of 1%	0.50 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%	None
$5 million and more	0.25 of 1%	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the one-year holding period will end on the first business day of the 18th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 18 months depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to September 1, 2020 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%

All Funds:

The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.

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•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor pays any dealer executing a purchase of CDSC Class A Shares on or after September 1, 2020 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2,499,999	0.75 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%
$5 million and more	0.25 of 1%

The Distributor paid any dealer that executed a purchase of CDSC Class A Shares between July 25, 2019 and August 31, 2020 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2.5 million	0.50 of 1%

Over $2.5 million	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares
Rights of Accumulation
 “Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

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General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:

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*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders,

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although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2022 include: 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Farm Bureau

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Financial Services, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Independent Wealth Network Inc, Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC, Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc., Wells Fargo Advisors LLC, and Western International Securities Inc.
The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Systematic Withdrawal Plan (Class A Shares Only)
You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares) or Class Y Shares.
Under a Systematic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Systematic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Systematic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be

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deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity

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of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing

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TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value
The net asset value of the shares of each Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus

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and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.
In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;

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2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;
4.	The Bank of New York Mellon (custodian, fund accountant and liquidity classification vendor) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;
7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end;
8.	Investment Company Institute following each fiscal quarter-end;
9.	ComplySci (compliance platform) on a daily basis with a two day lag; and
10.	File13f.com (filing service) on a quarterly basis with no lag.
Each Fund also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records

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when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts.  If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. Each Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.
Aquila Tax-Free Trust of Arizona: At March 31, 2022, the Fund had short-term capital loss carryforwards and long-term capital loss carryforwards as follows:

Carryforward	Character
$258,915	Short-term
$67,951	Long-term

Aquila Tax-Free Fund of Colorado:  At March 31, 2022, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,752,283	Short-term
$167,388	Long-term
Aquila Churchill Tax-Free Fund of Kentucky: At March 31, 2022, the Fund had no capital loss carryforwards.

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Aquila Tax-Free Trust of Oregon: At March 31, 2022, Aquila Tax-Free Trust of Oregon had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$736,170	Short-term
$1,193,153	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2022, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$680,357	Short-term
$0	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2022, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,681,431	Short-term
$802,015	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).
Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S.

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shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of a Fund’s shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.
Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any

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loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest

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and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

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Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2022 were as follows:
Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$15,156	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$12,921	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$6,340	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

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Aquila Tax-Free Trust of Oregon:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$19,613	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$18,270	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$21,283	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a

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result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.
If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters

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In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Moody’s Investors Service, Inc. Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4 5

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1 In the case of impairments, there can be a financial loss even when contractual obligations are met.
2 In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3 Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction
4 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
5 Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

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Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned. 6
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. 7  The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the

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6 For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
7 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone.  The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

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hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:
P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2- Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3- Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:
Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits.  These commercial paper  programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.  For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

A-3

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Long-Term NSR Scale
Aaa.n   Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n     Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n  Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n   Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n     Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n       Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n   Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n     Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n       Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

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the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:
Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

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D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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SP-3-Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Long-Term Issuer Credit Ratings
AAA    An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.
AA       An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A          An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB     An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB       An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B          An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC    An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC       An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can

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relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”).  With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers:
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps,

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currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).
For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.
If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

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Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Description of Fitch Ratings’ Issuer Default Ratings:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•	the formal announcement by the issuer or their agent of a distressed debt exchange;
•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

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RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:
•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

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the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality.
“AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

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BB: Speculative.
“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative.
“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default appears imminent or inevitable.
D: Default.
Indicates a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Description of Fitch Ratings’ Country Ceilings Ratings:
Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.
Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

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AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).
Structured Finance Defaults
“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

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Structured Finance Write-downs
Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
The suffix “sf” denotes an issue that is a structured finance transaction.
Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.
Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

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8 A long-term rating can also be used to rate an issuer with short maturity.

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APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by State government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the State and has had a significant effect on the State’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of State and local revenues).  These circumstances may continue for an extended period of time.
Economic and Demographic Information
General
Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.
Geographically, Arizona is the nation’s sixth largest state in terms of area (113,909 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1 percent is owned by the federal government, 27.6 percent is held as Federal Trust Land (Indian), 17.6 percent is privately owned and 12.7 percent is held by the State.
Arizona is divided into 15 counties. Two of these counties, Maricopa County, Arizona (“Maricopa County”) and Pima County, Arizona (“Pima County”), are more urban in nature and account for over 75 percent of total population and over 84 percent of total wage and salary employment in Arizona, based on 2018 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona, the State’s second most populous city.
Economic Condition and Outlook
Summary of Outlook
The Arizona Office of Economic Opportunity projects that employment in Arizona will increase from 3,109,190 jobs to 3,375,515 jobs from the 2nd Quarter of 2021 through the 2nd Quarter of 2023. This represents an increase of 266,325 jobs or 4.2% annualized growth. Job growth from the 2nd Quarter of 2021 to the 2nd Quarter of 2023 is projected to be faster than the job growth recorded over the previous two years (the 2nd Quarter of 2019 to the 2nd Quarter of 2021). From the 2nd Quarter of 2019 to the 2nd Quarter of 2021, employment increased by 97 jobs (0.002%), from 3,109,093 jobs to 3,109,190 jobs. The 2020 economic recession triggered by the COVID-19 pandemic was the main cause of the minimal job growth recorded from the 2nd Quarter of 2019 to the 2nd Quarter of 2021. Arizona employment declined by 338,883 jobs (-10.5%) in a single quarter from the 1st Quarter of 2020 to the 2nd Quarter of 2020. However, Arizona regained 65% of the total COVID-19 pandemic jobs lost, growing by 219,083 jobs from the 2nd Quarter of 2020 through the 2nd Quarter of 2021.
Job gains are projected for all eleven Arizona supersectors, with Leisure and Hospitality (6.7% annualized growth) and Construction (5.6% annualized growth) projected to record the fastest job growth rates. Education and Health Services (52,422 jobs) and Leisure and Hospitality (44,296 jobs) are projected to record the largest job gains.
Supersectors projected to record the lowest rates of growth include Natural Resources and Mining (0.4% annualized growth) and Government (0.6% annualized growth). Natural Resources and Mining (421 jobs) and Government (1,790 jobs) are also projected to record the fewest job gains over the two-year period.
Five of 11 Arizona supersectors recorded year over year employment declines in Q2 2021. A majority of the Q2 2021 employment losses occurred because of the COVID-19 pandemic, with many sectors still recovering over the two-year forecast period.
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Leisure and Hospitality employment is projected to grow by 44,296 jobs (6.7% annually) from 322,214 in Q2 2021 to 366,510 in Q2 2023. Job growth is projected to be driven by an increase in tourism activity as domestic travel begins to increase. Job growth is also projected to increase as consumers increase their spending on services.

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Health Care and Social Assistance employment is projected to grow by 41,979 jobs (4.9% annually) from 418,731 in Q2 2021 to 460,710 in Q2 2023. Job growth will be driven, in part, by continued demand for health care services as a large share of the Arizona population reaches Medicare eligibility.

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Construction employment is projected to grow by 20,776 jobs (5.6%) annually from 179,658 in Q2 2021 to 200,434 in Q2 2023. Job growth is expected to be driven by continued demand for residential housing, though planned interest rate increases may limit individuals from purchasing a home in the short term.

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Transportation and Warehousing within the Trade, Transportation and Utilities supersector is projected to grow by 21,855 jobs (8.3% annually) from 126,813 in Q2 2021 to 148,668 in Q2 2023. Job growth in Warehousing and Storage is projected to increase because of the long-term shift in consumer purchasing habits. Over the past two decades, online retail has grown in popularity, and it is likely this trend will continue over the next two years.

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Information is projected to increase by 3,286 (3.4% annually) from 48,164 jobs in Q2 2021 to 51,450 jobs in Q2 2023. Within the Information supersector, Motion Picture and Sound Recording (1,598 jobs) and Publishing Industries, Except Internet (1,187 jobs) are projected to record the largest job gains. The Motion Picture and Sound Recording industry is projected to grow as the domestic box office grosses recovers over the forecasted period. From 2020 to 2021, domestic box office gross doubled.

Each of the fifteen Arizona counties is projected to gain jobs over the two-year projected period. Maricopa County (4.4% annualized growth), Coconino County (4.3% annualized growth), and Pinal County (4.1% annualized growth) are projected to record the largest job growth rates. Maricopa County (199,513 jobs), Pima County (30,521 jobs), and Pinal County (6,060 jobs) are projected to record the largest job gains. Maricopa County is projected to account for 74.9% of the jobs gained in the State over the two-year projected period, while Pima County is projected to account for 11.5%.
Employment
Before the pandemic took hold in 2020, Arizona’s employ-ment growth was averaging about 3% annually, well above the national norm. Through the recession to the present, Arizona both shed fewer jobs and recovered faster than the country as a whole.
This trend was in stark contrast to the State’s performance during the Great Recession and reflects a combination of both general economic resiliency, achieved through the maturation and diversification of the labor market since 2008, and deliberate policy choices made during the pandemic.
Arizona’s employment has increased by about 5%, year-over-year. It is expected that the end of 2021 will show employment gains in the 5%-7% range, compared to 2020, and that total employment will have exceeded its pre-recession peak.
While the State remains below its pre-pandemic trend, based on current trends – which are expected to persist despite the national labor market slowdown, thanks to the State’s favorable growth characteristics –employment is expected to return to its prior trend by late 2022 or early 2023.
Arizona’s economy offers considerable potential, and the economic development community remains active in responding to relocation inquiries. The pro-business environment that Arizona offers – enhanced last year by the enactment of compre-hensive pro-growth tax reform (including the lowest flat income tax in the country) and measures protecting small business taxpayers from a 77% tax increase – will continue to attract busi-nesses looking to relocate while encouraging existing businesses to expand.
Manufacturing
Historically, business migration to Arizona has been domi-nated by companies – retailers, service providers, and residential builders – looking to leverage (and sell to) the State’s burgeoning population.
More recently, Arizona’s manufacturing sector has witnessed stunning growth, beginning before the COVID recession and continuing since. After being effectively flat for decades, total manufacturing employment in the U.S. and Arizona surged in 2017, following federal enactment of the Tax Cuts & Jobs Act and the State’s conformity thereto.
Over the two years prior to the 2020 pandemic, manufactur-ing job growth in Arizona averaged about 4% – a rate without modern precedent. While growth in this sector inevitably slowed beginning last year, manufacturing in Arizona has held up much better than in the nation as a whole, especially relative to states that have pursued alternative policies with respect to taxes, regulations, and public health.
The State has done well in competing for companies looking to relocate. Taxes and incentives are an important piece of the puzzle, but low operating costs, an efficient transportation system, and a productive available workforce are all relevant Arizona attributes. Notably, the State has emerged as a hub for the nation’s burgeoning domestic semiconductor manufacturing capability, with major firms locating new plants and operations here.
Continued national interest in this and other domestic manufacturing opportunities is expected to continue benefit-ing Arizona over the forecast period.
Construction
In 2019, the State’s 12,000 new construction jobs ranked among the top five states in construction job growth. Even as broader employment in Arizona and nationally saw negative growth during 2020, the construction industry in Arizona held its own – a testament both to the resilience of the State’s overall economy and to the early decision to designate the sector as an essential service not subject to any mandatory closure orders.
The construction sector will be buoyed by surging demand for residential housing, continued industrial expansion, and a robust market for home improvement projects. For context, according to AzBusiness magazine, the State’s homeownership rate surged by nearly 8% in 2020 – the fastest such growth rate in the country and the largest annual increase ever recorded.
Unfortunately, growth in construction employment is not keeping pace with demand for housing, and the number of total construction work-ers is essentially unchanged since 2019. The sector will likely see wage increases and continued efforts by builders to identify sufficient numbers of willing and able workers.
Personal Income
Throughout much of the State’s history, personal income growth has been a reliable barometer of overall economic growth, and Arizona has regularly been among the nation’s leaders in this metric.
However, 2020 and 2021 were unusual years. Large federal transfer payments in the second quarter of 2020 and the first quarter of 2021 led to personal income surges, despite relatively high unemployment rates. As the State’s economy continues to recover, it is likely that personal income growth in 2022 will be sluggish against the 2021 stimulus-impacted figures. Thus, personal income will probably not be a reliable measure of economic performance until 2023 and beyond.
Instead, other bellwethers that were less directly impacted by one-time cash transfers are looked to, revealing a State economy that has held up well, coupled with a steady stream of withholding payments throughout the recession and a healthy appetite for consumption as indicated by sales tax revenues.

As measures of personal income normalize over the next several years, continued fundamental growth – not financed by unsustainable one-time transfers from the U.S. Treasury – will be necessary in order to protect Arizona households against the damage caused by high inflation.
In-migration
Arizona has historically been a magnet for both domestic and international immigrants. More recent data from moving company records suggests that the State was number two overall in net domestic in-migration in 2020 and has been among the top five for much of the past decade. Metropolitan Phoenix ranked number one in 2020 and has held that position for four of the past five years.
For much of the State’s history, its attraction has stemmed from plentiful job opportunities, affordable housing, warm weather, beautiful scenery, and the opportunity to enjoy a life-style that living in the Southwest has to offer. Thanks to the persistence of these attributes in Arizona and their erosion in some other states, Arizona is well positioned to continue to attract new residents and new business startups and relocations.
Revenue Outlook
Moving into 2022, the State is building upon an already impressive track record with respect to revenue growth. Accord-ing to the FY 2022 Appropriations Report, since 2018, total General Fund revenues have grown by an average of 9.7% per year, compared to just 0.6% for the preceding four-year period.
Many policies have contributed to this impressive growth, including the expansion of Arizona’s tax nexus laws (per the U.S. Supreme Court’s South Dakota v. Wayfair decision) requiring remote sellers and marketplace facilitators to collect and remit Transaction Privilege Tax (TPT). Conformity to the Tax Cuts and Jobs Act also expanded the income tax base in addition to lowering rates at the federal level, which further acted to boost State revenues. Coupled with the continued commitment to making Arizona the most business-friendly state in the nation, these policies have led to strong economic growth, which has resulted in the State’s impressive revenue performance.
This momentum even carried through the pandemic-induced recession of 2020. Contrary to prior recessions, the State’s General Fund revenue flows proved resilient in the face of unprecedented economic declines, leaving the State, at the end of FY 2021, in one of the strongest cash and structural positions in its history.
In part because of this strong revenue performance, it was determined to provide relief to Arizona taxpayers in the form of historic income tax cuts and the implementation of a flat income tax by 2024.
To guard against the risks of lower taxable activity amid falling tax rates, the FY 2022 budget implemented a series of trig-gers that require State revenues to meet minimum thresholds in order to phase in the next portion of the flat-tax implementation. Initial estimates suggested that General Fund revenues would reach the final trigger amount of $13 billion in FY 2024. However, the previously unforeseen revenue performance that the State is demonstrating at this time has put General Fund revenues on track to exceed the final trigger by the end of FY 2022.
Given this performance, it is no surprise that General Fund revenue collections are on track to exceed the numbers cited in the FY 2022 Appropriations Report. According to the Joint Legis-lative Budget Committee’s November monthly update, October 2021 General Fund revenues totaled $1.71 billion, a 19.3% increase from October 2020. Cumulatively, total General Fund revenues through October are up 6% year-over-year. This growth is especially impressive considering that FY 2021 revenues were the beneficiary of an estimated $600 million shift in revenues from FY 2020, due to the Individual Income Tax filing extension, which delayed the filing deadline from April 15, 2020, to July 15, 2020. Accounting for this estimated shift in revenues yields a total year-to-date revenue growth of 22% through October.
The largest and most stable component of General Fund revenues – TPT – has continued on pace with impressive 15.8% growth experienced in FY 2021. Indeed, each month of FY 2022 thus far has resulted in year-over-year TPT growth rates over 13%.
Several factors have contributed to this strong performance, namely the shifting of consumption from largely untaxed services to taxable retail goods, along with the aforementioned expansion of the tax base as a result of the Wayfair decision. By itself, the expansion of the TPT tax base has accounted for 2.7 percentage points of growth in 2020 and 3.5 percentage points in 2021, with the latter representing nearly a quarter of the strong 15.8% growth experienced in 2021.
Both Individual and Corporate Income Tax revenues have also posted strong year-to-date growth in FY 2022. Despite the employment disruptions caused by COVID-19, Individual Income Tax revenues have grown by 21.5% over the previous year, after factoring in the effects of the filing extension. A booming real estate market and strong stock market performance have also contributed to a 34.7% growth in Corporate Income Tax revenues through October.
Arizona Office of Economic Opportunity Employment Report – April 2022
The Arizona seasonally adjusted unemployment rate decreased to 3.3% in March 2022 from 3.6% in February 2022. The U.S. seasonally adjusted unemployment rate decreased to 3.6% in March 2022 from 3.8% in February 2022. Month over month, Arizona’s seasonally adjusted labor force increased by 5,275 individuals or 0.1%. Year over year, the labor force increased by 45,256 individuals or 1.3%. Month over month, Arizona total nonfarm employment decreased by 5,700 jobs or 0.2%. Year over year, total nonfarm employment increased by 108,900 jobs or 3.7%.
Month Over Month - Arizona nonfarm employment decreased by 5,700 jobs or 0.2% in March. Historically (2012-2021), nonfarm employment has recorded a gain of 7,500 jobs in March. The private sector recorded a loss of 4,500 jobs in March, led by losses in Professional & Business Services. Historically (2012-2021), private sector employment has averaged a gain of 8,000 jobs in March. The government sector recorded a loss of 1,200 jobs in March, more than the historical average (2012-2021) loss of 500 jobs.
Employment gains were reported in the following sectors: Education & Health Services (1,700 jobs); Manufacturing (700 jobs); Construction (300 jobs); Natural Resources & Mining (200 jobs); and Trade, Transportation & Utilities (200 jobs),
Losses were reported in the following sectors: Professional & Business Services (-2,700 jobs); Leisure & Hospitality (-2,000 jobs); Government (-1,200 jobs); Other Services (-1,200 jobs); Financial Activities (-1,100 jobs); and Information (-600 jobs).
Year Over Year - Arizona nonfarm employment increased by 108,900 jobs or 3.7% in March. Gains were recorded in both private sector (105,600 jobs) and government (3,300 jobs) employment in March. Gains were reported in the following sectors: Leisure & Hospitality (34,100 jobs); Trade, Transportation & Utilities (33,100 jobs); Education & Health Services (12,300 jobs); Professional & Business Services (7,900 jobs); Manufacturing (6,300 jobs); Construction (5,300 jobs); Other Services

(5,000 jobs); Government (3,300 jobs); Information (2,300 jobs); and Natural Resources & Mining (1,000 jobs).
Losses were reported in the following sector: Financial Activities (-1,700 jobs).
Arizona Joint Legislative Budget Committee Staff Report – April 2022
Economic Indicators – National
The U.S. Bureau of Economic Analysis’ (BEA) third estimate for U.S. Real Gross Domestic Product (GDP) in the 4th quarter of 2021 is 6.9%. This is revised downward from their second estimate of 7.0%.
The Consumer Confidence Index, published by the Conference Board, was 107.2 in March, which is a 1.4% increase from the revised February level. The index has declined (6.7)% since last March and (16.8)% since the June peak. Consumers’ views of the present situation rose to an 8-year high, driven primarily by optimism regarding the labor market. However, concern about inflation drove future expectations to their lowest level in 8 years.
The Conference Board’s U.S. Leading Economic Index (LEI) increased 0.3% in February. Decreases in consumer expectations, stock prices, and building permits were offset by increases in the other seven components of the index. The largest improvements were in the interest rate spread, manufacturing hours, and unemployment. In the six-month period ending in February, LEI grew 2.1%, up from a decline of (5.4)% in the previous six-month period. Since the war in Ukraine did not begin until the end of February, the LEI does not account for the full impact of the Russian invasion.
The U.S. Bureau of Labor Statistics Consumer Price Index (CPI) rose by 1.2% in March over the prior month. Before seasonal adjustment, prices were 8.5% higher than in March 2021. The 12-month increase is the largest since 1981. The year-over-year gain encompassed increases of 32.0% in energy (including 48.0% in gasoline) prices and 8.8% in the food index. Excluding food and energy, consumer inflation in March was 6.5% compared to the same month last year.
Economic Indicators – Arizona
Housing
The median home price in Maricopa County rose to $476,000 in March 2022, representing a 1.3% increase over the prior month and a 23.6% increase over March 2021.
In February, Arizona’s 12-month total of 14,980 multi-family building permits was (3.9)% less than for the same 12-month period in 2020. February marked the first decrease in multi-family building permits since September 2019.
Tourism and Restaurants
In February, revenue per available room rose sharply to $127.95, representing a 50.3% increase over January’s figure and slightly more than twice the amount reported for February 2021.
Hotel occupancy was 72.0% in February, which is 22.0% above last month’s occupancy rate and 30.1% higher than that of February 2021. This is likely a significant contributor to the large increase in revenue per available room in February.

Phoenix Sky Harbor Airport Ridership rose to about 3.3 million in February, representing a 9.3% increase over January’s ridership and an 83.4% increase over February 2021’s figure. This is only the second month since April 2021 where year-over-year growth has been under 100%.
According to data reported by OpenTable, on April 9, daily restaurant reservations were 31.9% above 2019 reservations on the comparable date. Reservations now consistently outperform 2019 numbers, which may indicate the industry’s recovery from the economic effects of the pandemic.
Employment
According to the latest employment report released by OEO, the State lost (5,700) nonfarm jobs in March compared to the prior month. Historically, nonfarm employment has recorded a gain of 7,500 jobs in March (2012-2021). The private sector recorded a loss of (4,500) jobs over the month. Historically, the private sector has averaged a gain of 8,000 jobs in March.
Compared to the same month in the prior year, the State gained 108,900 jobs, an increase of 3.7%. Year-over-year gains were reported in all categories, except for Financial Activities, which lost (1,700) jobs.
The State’s seasonally adjusted unemployment rate decreased from 3.6% in February to 3.3% in March. March’s jobless rate is the lowest on record going back January 1976. The U.S. seasonally adjusted unemployment rate decreased from 3.8% in February to 3.6% in March. Arizona’s jobless rate has been below the national unemployment rate in 23 of the last 24 months.
OEO reported that a total of 4,193 initial claims for unemployment insurance were filed in Arizona in the week ending on April 9th. For the same week in the prior year, 6,202 initial claims were filed.
According to OEO, for the week ending on April 2nd, there were a total of 13,313 continued claims for unemployment insurance in Arizona. At this time a year ago, the continued claims were 49,853.
State Personal Income
The U.S. Bureau of Economic Analysis released its personal income estimates for the 4th quarter of 2021 as well as for the entire year. Personal income in Arizona increased at an annual rate of 5.9% in the 4th quarter. A decrease in government transfer payments was offset by increased net earnings, dividends, interest, and rental income. For the year of 2021, personal income in Arizona increased 7.2%. Net earnings, dividends, interest earnings, rental income, and transfer payments all increased during the year.
State Agency Data
As of April 1, 2022, the total AHCCCS caseload was 2.32 million members. Total monthly enrollment increased 0.5% in April over March and increased 8.4% compared to a year ago. Parent and child enrollment in the Traditional population increased by 0.3% in April or 7.5% higher than a year ago.
Other Acute Care enrollment, including Prop 204 Childless Adults, Other Prop 204, Adult Expansion, and KidsCare, was 1,030,066 in April – an increase of 0.7% over March and 10.0% above last year. For April 2022, Elderly, Physically Disabled and Developmental Disabilities Long-Term Care enrollment increased by 0.2%. At 65,566, this population is 1.1% higher than a year ago.

There were 12,793 TANF Cash Assistances cases in March 2022, representing a (0.6)% decrease from February. The year-over year number of cash benefit recipients has decreased by (14.4)%.
The Supplemental Nutrition Assistance Program (SNAP), formerly known as Food Stamps, provides assistance to low-income households to purchase food. In March 2022, 845,179 people received food stamp assistance. This was a 2.2% increase from February, and a (11.3)% decrease since March 2021.
The Arizona Department of Correction’s inmate population was 33,650 as of March 31, 2022. This was an increase of 0.3% since February 28, 2022 and a (8.3)% decrease since March 2021.
Based on information the Department of Child Safety provided for February 2022, reports of child maltreatment totaled 46,727 over the last 12 months, an increase of 2.3% over the prior year. There were 13,836 children in out-of-home care as of February 2022, or (7.6)% less than in February 2021. Compared to the prior month, the number of out-of-home children decreased by (0.1)%.
FY 2023 Baseline Summary Prepared by the Arizona Joint Legislative Budget Committee (JLBC) Staff
Summary of the General Fund Budget Outlook
•	General Fund revenues are currently growing rapidly – up 18.7% for the first half of FY 2022.
•	The outcome of a pending referendum, litigation and federal policy decisions will affect the level of available resources.
•
As a result, numerous scenarios are possible for the level of available resources. For planning purposes, we project an available ongoing balance of $1 billion and a one-time balance of $2.1 billion under a “maximum commitment” scenario.

Components of Maximum Commitment Scenario
The "maximum commitment" scenario is based on outcomes that use up the most resources – so that we do not overstate how much will be available in the FY 2023 budget. This scenario is a means of budgeting prudently, not a prediction of the results of the referendum or the litigation. The January Baseline assumes:
•	We put $939 million in reserve pending the outcome of the Proposition 208 litigation. As a result of Proposition 208 not being upheld, the state has issued or will issue refunds.
•	The enacted Individual Income Tax reductions, including the triggers, will go into effect.
General Fund and Budget Stabilization Fund Balances
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The projected FY 2023 budget balance is $3.2 billion in FY 2023. Of that amount, $1 billion is available for ongoing initiatives and $2.1 billion could be allocated for one-time initiatives with the remainder for the cash reserve.

•	In addition, the Budget Stabilization Fund will have an estimated balance of $984.8 million in FY 2023. These monies are separate from any General Fund balance.

General Fund Baseline Revenues
•	In FY 2021, General Fund revenues grew by 17.9% after adjusting for the July 2020 income tax deferral. Through December 2021, FY 2022 revenues have grown by a comparable 18.7%.
•	This strong 18-month performance of General Fund revenues is likely due to:
•	$78 billion in federal pandemic aid, which helped fuel an 8.6% increase in Arizona personal income last year.
•	A shift in consumer spending from services (mostly non-taxable) to taxable durable goods during the pandemic, boosting Sales Tax collections.
•	A 27% gain in the stock market and a 30% increase in Phoenix-area home prices, which has generated capital gains subject to Income Tax.
•	36% nationwide corporate profit growth in calendar year 2021.
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As a result of these factors, FY 2022 Baseline General Fund revenues are projected to be $15.6 billion, an increase of $2.54 billion over the enacted budget estimate. The deferral-adjusted base revenue growth rate would be 12.6%. To meet this forecast, base revenues would have to grow by 7.5% over the remaining 6 months of FY 2002.

•	FY 2023 General Fund revenues are projected to be $15.9 billion. This estimate is based on the following assumptions:
•	Base revenues would increase by 3.1% prior to enacted tax law changes.
•	These tax law changes would decrease General Fund revenues by an estimated $(1.8) billion in FY 2023. The primary change is the reduction in Individual Income Tax rates to 2.55% and 2.98%.
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The enacted FY 2022 budget also included provisions to further reduce these rates to 2.5% by FY 2025, contingent upon meeting certain General Fund revenue triggers. Under the January baseline forecast, these triggers would be met and the Baseline incorporates the 2.5% rate in FY 2025 as part of the maximum commitment scenario. Once fully enacted in FY 2025, the total dollar value of the enacted budget reductions is $(2.5) billion.

•
The General Fund Baseline revenue estimates are a product of the JLBC Staff’s 4-sector forecast process. The forecast equally weights the projections for major revenue categories of 2 University of Arizona econometric models, the consensus of the private and public sector economists on the Finance Advisory Committee and the JLBC Staff.

General Fund Baseline Spending
•
The January Baseline spending estimates essentially reflect changes in the cost of statutory funding formulas as well as the removal of any spending designated as one -time in FY 2022’s 3-year budget plan.

•	FY 2023 General Fund spending is projected to be $12.7 billion, an increase of 1.6%, based on the following assumptions:
•	A $410.6 million increase in ongoing spending.
•	A $(207.8) million decrease in one-time spending.
•	The entire FY 2023 State budget, including both appropriated and non-appropriated funds, is projected to be approximately $55.8 billion.
•	The main drivers of FY 2023 Baseline spending are delineated below by function of government.
Education
Department of Education (ADE)
•	ADE General Fund spending increases by $11.1 million, or 0.2%, including:
•
$(135.0) million for a base adjustment in FY 2022 for lower-than-budgeted enrollment. This estimate assumes that combined public school Average Daily Membership (ADM) and ESA enrollment will not exceed 1.12 million in FY 2022. With additional months of data, this enrollment projection may be adjusted downward significantly.

•	$103.4 million for FY 2023 K-12 enrollment growth of 6,848, or 0.6%.
•
$137.1 million for a 2.0% inflation adjustment of funding levels for the per pupil base level, transportation and charter additional assistance. The 2.0% estimate is based on estimated calendar year 2021 inflation of 4.07%. Statute requires a minimum adjustment equal to 2.0% or the change in the GDP price deflator, whichever is less.

•	$(53.2) million for growth in property taxes from new construction.
•
$49.4 million for growth in Homeowner’s Rebate Expenses. This amount includes $30.0 million for an increase in the Homeowner’s Rebate percentage from 47.19% to 50.0% in FY 2023 and $4.4 million for a 0.5% decrease in the assessment ratio for commercial property pursuant to Laws 2021, Chapter 412.

•	$(9.4) million for an increase in land trust endowment earnings, which offset General Fund costs.
•	$(65.0) million to remove one-time funding that was used to eliminate the K-12 rollover for school districts with more than 600 but less than 2,000 pupils. The remaining rollover is $866 million.
•	$(16.2) million to remove other one-time funding from the FY 2022 budget.
•
The Baseline assumes ADE will revert $(285.0) million in FY 2022 for Basic State Aid savings. This amount includes $(150.0) million for prior year (FY 2021) transportation route miles and student enrollment declines and $(135.0) million for lower-than-anticipated FY 2022 enrollment growth.

•	ADE reported in November 2021 that adopted school district budgets for FY 2022 are $1.15 billion above the Arizona Constitution’s aggregate expenditure limit (AEL) for school districts.
•	The Legislature may choose to override the limit by March 1, 2022 with a two-thirds vote.
•	With no override, districts would need to reduce their FY 2022 budgets by April 1, 2022 to comply with the AEL.
•
AEL district budget reductions would not directly affect State expenditures, as ADE would still be required to pay each district its full Basic State Aid formula entitlement. Districts, however, could not spend any funding above the AEL.

•	The FY 2022 AEL calculation excludes Proposition 208 expenditures as those monies would not be expended by districts until FY 2023.
Arizona Department of Administration/School Facilities Division (SFD)
•	SFD General Fund spending decreases by $(149.7) million, or (51.4)%, including:
•
$(58.9) million for a decrease in new school construction costs. The Baseline funds a total of $112.7 million for new construction, including the completion of 5 FY 2022 schools and the initial funding for 3 FY 2023 schools in the Marana, Nadaburg and Pima School Districts.

•	$(90.8) million for a decrease in one-time building renewal grant monies.
•	The School Facilities Board was consolidated into the Arizona Department of Administration on January 1, 2022.
Universities
•	University General Fund spending decreases by $(45.1) million, or (5.1)%, including:
•	$(37.4) million to remove one-time operating funding.
•	$(4.3) million to remove one-time “freedom school” funding.
•	$(3.5) million to remove one-time funding for a UA wind tunnel.
•	$1.7 million to transfer the Commission for Postsecondary Education to the Arizona Board of Regents.
•	$(750,000) to remove other various one-time funding for university programs.
•	$843,000 for adjustments to capital appropriations.
•	Fall 2021 enrollment increased by 5,041 full-time equivalent students, or 2.6% above Fall 2020, for total enrollment of 197,120.

Community Colleges
•	Community College General Fund spending decreases by $(30.2) million, or (27.8)%, including:
•	$(901,900) for formula adjustments.
•	$(2.0) million to remove one-time STEM and Workforce Program funding to Maricopa and Pima.
•	$(14.0) million to remove one-time rural aid.
•	$(13.0) million to remove one-time urban aid.
•	$(500,000) to remove a one-time increase in the out- of-county reimbursement subsidy.
•	$158,700 increase in tribal community college funding.
•
The Community College funding formula is based on student counts from 2 years prior. FY 2021 rural district enrollment decreased by (3,996) full-time equivalent students, or (14.9)%, for a total enrollment of 22,830. Including the Maricopa and Pima districts, total enrollment decreased by (17,437), or (16.1)%, for total enrollment of 90,735.

Health and Welfare
AHCCCS
•	AHCCCS General Fund spending increases by $257.1 million, or 13.4%, including:
•
A caseload decline of (6.7)%. Under the existing federal health emergency, AHCCCS cannot currently disenroll individuals due to income changes. The January Baseline assumes that AHCCCS will begin to disenroll some of these individuals over a 9-month period starting at the end of the health emergency in March 2022 (unless it is extended again).

•	A 3.1% capitation rate increase.
•	A General Fund backfill for the expiration of the enhanced federal match rate of 6.2% in March 2022.
•	AHCCCS enrollment is projected to decline to 1.8 million recipients by June 2023. This level represents a caseload decrease of (128,800), or (6.7)%, from June 2022.
•
The enacted budget assumed the end of the enhanced match in December 2021. Since the federal government extended the higher rate for an additional quarter, the State will generate an additional $(133) million in FY 2022 General Fund savings across all 3 Medicaid agencies (AHCCCS, DES and DCS). In addition, we estimate that the State will incur an extra $(20) million in revertment savings for other Medicaid formula costs.

Department of Child Safety (DCS)
•	DCS General Fund spending increases by $10 million, or 2.5%, for expiration of the enhanced federal match rate.

•	DCS’ benchmark is to have fewer than 13,964 children in out-of-home care. As of October 2021, there were 14,752 children in out-of-home care.
Department of Economic Security (DES)
•	DES General Fund spending increases by $104.8 million, or 12.3%, including:
•	$114.3 million for Developmental Disabilities (DD) formula adjustments, including 5.0% enrollment growth, a 3.0% capitation rate increase and expiration of the enhanced federal match rate.
•	$(9.5) million to remove one-time funding.
•	Medicaid Developmental Disability caseloads are projected to grow to 39,399 by June 2023. This level represents a caseload increase of 1,876, or 5.0%, above June 2022.
Department of Health Services (DHS)
•	DHS General Fund spending decreases by $(3.7) million, or (3.5)%, to remove one-time funding.
Criminal Justice/Public Safety
Department of Corrections (ADC)
•	ADC General Fund spending decreases by $(39.4) million, or (3.1)%, including:
•	$2.4 million for net increased costs associated with year 2 of the phased closure of the Florence prison.
•	$(600,000) for rent savings.
•	$(41.2) million for the elimination of one-time funding.
•	In addition, ADC’s budget will be further reduced by $(52.0) million for lower retirement costs associated with the FY 2022 budget’s partial payoff of unfunded pension liabilities.
•	The systemwide prison population at the end of FY 2021 was 35,954, a decrease of (4,197) or (10.5)% below the population at the end of FY 2020.
Judiciary
•	Judiciary General Fund spending increases by $461,600, or 0.3%, including a series of technical changes.
Department of Juvenile Corrections (DJC)
•	DJC General Fund spending remains unchanged in the FY 2023 Baseline.

Department of Public Safety (DPS)
•	DPS General Fund spending decreases by $(4.4) million, or (1.5)%, to remove one-time funding.
•	In addition, DPS’ budget will be further reduced by $(46.1) million due to lower retirement costs associated with the FY 2022 budget’s partial payoff of unfunded pension liabilities.
Natural Resources
Department of Forestry and Fire Management (DFFM)
•	Forestry General Fund spending increases by $35.6 million, or 212.8%, including:
•	$38.2 million for continuation of the 3-year funding plan for wildfire mitigation.
•	$(2.6) million to remove one-time funding.
Department of Water Resources (DWR)
•	DWR General Fund spending decreases by $(1.4) million, or (6.7)%, to remove one-time funding.
Water Infrastructure Finance Authority (WIFA)
•	WIFA spending decreases by $(12.0) million, or 100%, including:
•	$(6.0) million for a one-time appropriation to the Water Supply Development Revolving Fund.
•	$(5.0) million for one-time water assistance grants, including $3.0 million for cities and towns in Navajo and Apache Counties and $2.0 million for irrigation districts in Cochise and Graham Counties.
•	$(1.0) million for a one-time deposit to the Small Drinking Water Systems Fund.
General Government
Arizona Commerce Authority (ACA)
•	ACA spending decreases by $(55.3) million to remove one-time funding.
State Employees
•
The Baseline decreases the Total Appropriated Funds Full-Time Equivalent (FTE) ceiling by (9) FTE Positions in FY 2023. These adjustments would bring the total FTE Position ceiling to 54,453.3 in FY 2023.

Capital
•
The Baseline includes $41.2 million from Other Funds for building renewal at ADC, Arizona Department of Transportation (ADOT), Arizona Department of Administration (ADOA), Game and Fish, and the State Lottery.

•
The Baseline eliminates $(92.6) million in one-time General Fund monies for capital and building renewal projects at ADOA, ADC, State Fair, DEMA, the Legislature, DPS, and Department of Veteran Services.

Pension/Debt
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The Baseline includes $(98.1) million of ADC and DPS General Fund savings in FY 2023 for lower employer retirement costs due to additional pension contributions made in the FY 2022 enacted budget. The FY 2022 budget included a total of $1 billion to reduce unfunded pension liabilities, with $500 million allocated to the ADC Corrections Officer Retirement Plan and $500 million allocated to the DPS Public Safety Personnel Retirement System.

•	At the end of FY 2023, the State’s projected level of lease-purchase and bonding capital obligations will be $5.5 billion. The associated annual debt service payment is $587 million.
•	Of the $5.5 billion in total lease-purchase and bonding obligations, the General Fund share is $680 million. The General Fund annual debt service is projected to be $104 million in FY 2023.
•	Of the $680 million, $350 million is related to the State’s share of Phoenix Convention Costs and $220 million is for University capital projects.
Local Issues
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The Baseline includes $7.0 million for counties to establish a coordinated reentry planning services program. This amount represents a decrease of $(3.0) million from FY 2022. The FY 2022 3-year budget plan included $10.0 million in FY 2022 and $7.0 million in both FY 2023 and FY 2024 for this purpose.

•
The Baseline continues to include $7.7 million to be allocated equally among counties with a population of less than 900,000 according to the 2020 Decennial Census. With one exception, each county receives $550,050. Graham County receives $1.05 million.

•	The Baseline continues to include $3.0 million for distribution to counties to offset increased Elected Officials Retirement Plan (EORP) liabilities.
•	Beginning in FY 2024, cities will receive 18% of income tax collections rather than 15% under the urban revenue sharing program.
State Revenues and Expenditures
The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services, the most significant elements of which include education (both kindergarten through twelfth grade and higher education), health and human services, correctional programs, transportation and debt service.
General Fund
The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.
State Budget
The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year. State law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the Governor’s Budget, the JLBC staff releases a baseline legislative budget for the next fiscal year. The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a simple majority vote of each House of the Legislature.
Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion.
THE STATE BUDGET AND APPROPRIATIONS PROCESS
General
Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Thereafter, the staff of the JLBC analyzes the Governor’s Budget and prepares a baseline budget. Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.
The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process
Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion. In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.
STATE FINANCES
The General Fund
The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.
Budget Reserves - Budget Stabilization Fund (BSF)
The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature. No operating expenditures may be directly incurred from monies in the BSF. Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.  Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund.

Sources of Tax Revenue
The following is a summary of the State’s major tax revenues.
Sales and Use Tax
The transaction privilege (or sales) tax is levied upon the gross receipts from business activities within the State that are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs and gas delivered through mains. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.
The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.
Personal Income Tax
The Arizona personal income tax was historically modeled after the federal income tax law. Beginning in 2022, and pursuant to S.B. 1828, Arizona’s four marginal individual tax brackets collapsed into two. Individuals with taxable income up to $27,272 ($54,544 for joint filers) will be taxed at a rate of 2.55 percent, and any taxable income exceeding that amount will be taxed at a rate of 2.98 percent. These rates are effective until the General Fund revenues exceed $12.8 billion, at which point the tax rates will be reduced to 2.53 percent and 2.75 percent to take effect the following January. When the General Fund revenues exceed $13 billion, Arizona will move to a 2.5 percent flat tax for all income levels to take effect the following January.
Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.
Corporate Income Tax
The corporate income tax is levied on corporations that engage in business within Arizona. The tax rate currently is 4.9 percent of taxable income.
State Appropriations Limit
Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income. Currently, this limit is 7.41 percent of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.
The JLBC staff, in consultation with the Governor’s Office of Strategic Planning and Budgeting (“OSPB”), is required by statute to report the appropriations subject to the Constitutional limit. This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years.

GOVERNMENT-WIDE FINANCIAL ANALYSIS
The State’s overall financial position and operations for the fiscal year ended June 30, 2020 for the primary government are summarized, as follows, based on the information included in the government-wide financial statements.
For the year ended June 30, 2020, the State’s combined net position totaled $31.1 billion reflecting an increase of $913.0 million during the current fiscal year.
The largest portion of the State’s net position (81.1%) represents net investment in capital assets of $25.2 billion. Additions to roads and bridges provided the majority of the governmental activities increase in net investment in capital assets of $841.4 million. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although the State’s investment in its capital assets is reported net of accumulated depreciation and related debt, it should be noted that the resources needed to repay this debt are planned to be provided from other sources, since the capital assets themselves are not typically used to liquidate these liabilities.
The State’s net position also included $9.7 billion (31.2%) of resources that are subject to external restrictions on how they may be used. The governmental activities increase in restricted net position of $766.9 million is largely a result of an increase in restriction for general government due to $1.2 billion in federal monies received as a result of COVID-19 that had not been spent as of June 30, 2020. This increase was offset with decreases in both the amount restricted by the State’s Constitution for basic education funded by the Land Endowments Fund and the amount restricted for capital projects for $321.3 million and $188.7 million, respectively. The business-type activities decrease in restricted net position of $986.1 million is primarily due to a decrease of $961.6 million in the amount restricted for the Unemployment Compensation Fund caused by a large surge of unemployment claims paid due to COVID-19.
After accounting for the above net position restrictions, the State has a remaining deficit of $3.8 billion (12.3%) reported as unrestricted net position
Change in Net Position
Governmental Activities - Net Position increased by $1.9 billion from fiscal year 2019, or a 7% increase from fiscal year 2019. Reported sales and income tax revenues increased by $520.7 million, or 7% and $273.2 million, or 5%, from fiscal year 2019, respectively. The increase in tax collections generally reflects increased economic activity in the State during fiscal year 2020. Net taxable sales increased by 5% from fiscal year 2019, resulting in the increased reported sales tax revenue. The largest increases in net taxable sales during fiscal year 2020 were in retail and contracting. A new tax, remote seller/marketplace facilitator also contributed to the increase in reported sales. These increases were offset with a decrease in net taxable sales for restaurants and bars. The increase in income tax revenue for the State during fiscal year 2020 reflects increased withholding and corporate tax collections, offset with decreases of individual tax withholdings. Furthermore, operating grants and contributions increased by $1.5 billion (10%) over fiscal year 2019. This increase is mostly attributable to the rise in federal and local government grants received by: (1) the Arizona Health Care Cost Containment System (AHCCCS) due to an increase in the Federal Medical Assistance Percentage of 6.2% from the Families First Coronavirus Response Act as well as increases in the funding received for the designated State health programs for the targeted investment program, access to professional services initiative and hospital assessment collections, (2) the Department of Economic Security as both the capitation and membership for the long-term care system fund increased, and (3) the Department for Child Safety partially due to COVID-19 funding. The increase in operating grants and contributions discussed above was offset by a decrease of $348.8 million in the amount of gains in the fair value of the Permanent Fund investment portfolio from fiscal year 2019. The increase in health and welfare expenses of $1.3 billion (8%) is mostly due to AHCCCS utilization, capitation rate increases, the additional opioid substance use disorders grants, and enrollment growth. The increase in education expenses of $693.0 million (10%) was primarily due to the second year of a 3-year plan to raise teacher salaries by 20%, the second and third years of a 5-year plan to restore additional assistance funding, increased student enrollment growth, and inflation. Additionally, the Governor’s office received $1.9 billion in COVID-19 relief monies from the federal government of which $1.2 billion was unearned at June 30, 2020. The Governor’s office distributed approximately $434.0 million to State agencies and $248.4 million to municipalities and counties which mostly attributed to the general government expenses increase of $400.8 million (51%).
Business-type Activities - Net Position decreased by $1.0 billion from fiscal year 2019, or 26%. This decrease is primarily due to decreases in net position for the Unemployment Compensation Fund and the Universities of $961.6 million and $74.4 million, respectively. The Unemployment Compensation Fund’s operating revenue increased by $4.5 billion, and cost of sales (unemployment insurance claims) increased by $5.7 billion. The fund experienced an unprecedented amount of activity due to the impacts of COVID-19 as the number of claims filed rose from 197,855 in fiscal year 2019 to 873,422 in fiscal year 2020 representing a 341.4% increase. The Universities’ operating revenue increased by $60.2 million over fiscal year 2019 mostly due to an increase in net student tuition and fees revenue, largely as a result of an increase in enrollment and a modest increase in tuition and fee rates. This increase was offset by the Universities’ rise in operating expenses of $408.0 million primarily due to increases in expenses for instructional, student support, and research activities and increases in pension and other postemployment benefits due to recognition of actuarial differences between expected and actual experience as well as changes in actuarial assumptions. Non-operating revenues and transfers from the General Fund helped to offset the increase in operating expenses.
Governmental Funds
The general government functions are contained in the general, special revenue, debt service, capital projects, and permanent funds. The focus of the State’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State’s financing requirements.
General Fund
The General Fund is the chief operating fund of the State. At June 30, 2020, the non-spendable, restricted and committed fund balances were: $15.7 million, $1.7 billion, and $257.6 million, respectively.
The fund balance of the State’s General Fund increased $872.7 million during the fiscal year. Revenues exceeded expenditures by $1.6 billion, before other financing sources and uses. However, other financing sources and uses offset this excess by $769.7 million, which consisted primarily of transfers to the Universities in support of higher education, offset by legislative transfers from other funds to the General Fund. Overall revenues increased by $2.8 billion (10%) and expenditures increased by $2.9 billion (11%) from fiscal year 2019. Primary reasons for increases in fund balance during the fiscal year are increased sales and income taxes and increased intergovernmental revenue, including a rise in federal and local government funding received by AHCCCS and the Department of Education. Primary reasons for decreases in fund balance during the fiscal year are due to expenditure increases for health and welfare, education, and general government.

Transportation and Aviation Planning, Highway Maintenance and Safety Fund
The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for the repair and maintenance of existing roads, paying the debt service for roads that are built from the issuance of revenue bonds and grant anticipation notes, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation (ADOT). Total fund balance decreased by $92.0 million during fiscal year 2020. Although, revenues exceeded expenditures by $189.8 million, transfers to non-major governmental funds of $314.3 million, to pay debt service, largely offset this excess. Overall, revenue increased by $18.2 million (1%) and expenditures increased by $306.2 million (11%), as compared to the prior fiscal year.
Land Endowments Fund
The Land Endowments Fund was established when the federal government granted Arizona statehood. Both the State’s Constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the land grants should be used for public education, primarily K-12. For fiscal year 2020, the Land Endowments Fund total fund balance decreased by $223.6 million. Endowment investments decreased by $220.4 million at fiscal year-end, mainly due to a net decrease in the fair value of investments of $122.9 million, decreased land sales of $15.2 million, and increased distributions resulting from Proposition 123. This was partially offset by realized gains of $149.2 million.
GENERAL FUND BUDGETARY HIGHLIGHTS
During the fiscal year, the original budget was amended by various supplemental appropriations and appropriation revisions. Differences between the original budget and the final amended budget resulted in a $3.4 billion net increase in appropriations for the General Fund. Some of the significant changes in the General Fund appropriations were:
•	$662.0 million increase due to prior fiscal year obligations that were paid in the current fiscal year per A.R.S. § 35-191.
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The $1.1 billion increase to the Department of Education’s original budget is primarily due to the basic state aid deferred payment from fiscal year 2019, which was appropriated as a supplemental appropriation in the fiscal year 2020 budget, as well as teacher salary increases that are in addition to teacher salary increases provided for in fiscal year 2019, and additional state aid funding.

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The $611.0 million increase to the AHCCCS’ original budget is primarily due to supplemental appropriation increases for traditional Medicaid services, voluntary payments from political subdivisions related to graduate medical education, Arizona Long Term Care Services, and Proposition 204 services.

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The $445.6 million increase to the General Accounting Office’s original budget is primarily due to General Fund transfers for the System Conservation Fund to implement the Lower Basin State Drought Contingency Plan; for the School Facilities Board for the construction of facilities for school districts; for the Temporary Groundwater and Irrigation Efficiency Projects Fund to construct, rehabilitate and lease wells and infrastructure related to the withdrawal and efficient delivery of groundwater; for the Universities for the Capital Infrastructure Fund; for the Crisis Contingency and Safety Net Fund which may only be spent following a state of emergency declaration by the governor for: housing assistance, services for homeless persons, economic assistance to small businesses, non-profit organizations and health care providers, and food bank operations; and for the Budget Stabilization Fund (BSF). The transfer of monies to the BSF is not included in the General Appropriations Act.
•	The $190.4 million increase to the Arizona Department of Administration’s (ADOA) original budget is primarily due to a supplemental appropriation for retirement of lease-purchase agreements.
•	The $62.0 million increase to the Universities’ original budget is primarily due to one-time funding increases, and for lease purchase payments for research infrastructure facilities.
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The $58.8 million increase to the Treasurer’s original budget is primarily due to supplemental appropriations to the Public Health Emergencies Fund to pay the expenses of public health emergency responses of the State following a state of emergency declaration by the governor related to COVID-19, and community college out-of-county reimbursements.

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The $53.8 million increase to the Health Services’ original budget is primarily due to supplemental appropriations for the Public Health Emergencies Fund to pay the expenses of the State’s responses to the public health emergency declaration by the governor related to COVID-19 and salary increases for the Arizona State Hospital.

The actual expenditures were less than the final budget by $1.7 billion. Of this amount, $174.3 million will continue as legislative multiple fiscal year spending authority for fiscal years 2021 and beyond, depending upon the budgetary guidelines of the Legislature. The remaining $1.5 billion represents the unused portion of the State’s legislatively authorized annual operating budget.
CAPITAL ASSETS AND DEBT ADMINISTRATION
Capital Assets
The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2020 totaled $32.0 billion, net of accumulated depreciation. The total primary government increase in capital assets for the current period was 3%, with a 3% increase in capital assets used for governmental activities and a 5% increase for business-type activities. Depreciation charges of the governmental and business-type activities for the fiscal year totaled $514.3 million.
Major capital asset activity during the current fiscal year included the following:
•	The ADOT started or completed roads and bridges totaling $690.0 million during the fiscal year.
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The Universities’ additions to capital assets totaled $752.1 million and included increased investments in buildings to support instruction, research, and public service missions, as well as building renewal and other capital projects.

For the government-wide financial statement presentation, all depreciable assets were depreciated from the acquisition date to the end of the current fiscal year. Capital asset purchases of the governmental funds are reported in the fund-level financial statements as expenditures.
As provided by GASB Statement No. 34, the State has elected to record its infrastructure assets, which the ADOT is responsible for maintaining, using the modified approach. Assets accounted for under the modified approach include 6,822 center lane miles of roads (21,532 travel lane miles) and 4,900 bridges.
The State manages its roads using the Present Serviceability Rating (PSR), which measures the condition of the pavement and its ability to serve the traveling public. The PSR uses a five-point scale (5 excellent, 0 impassable) to characterize the condition of the roadway. The State’s serviceability rating goal is 3.23 for the overall system. The most recent assessment indicated that an overall rating of 3.54 was achieved for fiscal year 2020.
The State manages its bridges using the Bridge Management System. To comply with federal standards, the State is expected to maintain its bridges to a condition where not more than 10.0% are classified as poor. The State’s most recent assessment indicated that 0.9% of the bridges were so classified for fiscal year 2020.
The State’s most notable and largest highway construction project to date began in fiscal year 2016 and was for the design, construction, and 30-year maintenance of the Loop 202 South Mountain Freeway. The project is a 22-mile, 8 lane freeway that completes the Loop 202 and Loop 101 freeway system. Right-of-way cost estimates, not contractually committed, brings the total project cost estimate to $2.0 billion, not including financing costs. The freeway is now substantially complete. Actual costs incurred by the ADOT through June 30, 2020 for this project are $1.6 billion.
Long-Term Debt
The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350 thousand. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.
Major long-term debt activity during the current fiscal year included the following:
•	The ADOT issued revenue refunding bonds for $510.3 million to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates.
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The ADOA issued revenue refunding bonds and refunding certificates of participation totaling $671.4 million to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates.

•	The Universities issued revenue bonds and revenue refunding bonds for $573.3 million primarily to fund the purchase, construction and renovation of capital facilities and to refund existing debt.

ECONOMIC CONDITION AND OUTLOOK
The following budgetary information is based on the State of Arizona's Fiscal Year 2022 Appropriations Report.
Summary of General Fund Forecast
The enacted FY 2022 budget assumes total net General Fund revenues of $13.03 billion. This amount is a decrease of (7.3)% compared to enacted FY 2021 General Fund revenues.
Excluding the beginning balance, one-time revenues, and Urban Revenue Sharing, and after adjusting for the deferral of the income tax filing due date from April 15, 2020 to July 15, 2020 as well as the impact of newly-enacted tax legislation, the underlying FY 2022 growth rate is 2.1%.
General Fund Revenue Forecast
FY 2021
The original FY 2021 budget enacted in March 2020 was based on total General Fund revenues of $12.49 billion. However, at the time when the budget was adopted, the revenue outlook was rapidly deteriorating due to the start of the pandemic in March 2020. As a result, the General Fund revenue forecast was revised in June 2020. The forecast under the June 2020 Budget Update assumed total General Fund revenues of $11.05 billion, or $(1.44) billion less than in the March 2020 enacted budget.
The January 2021 Baseline forecast developed by the JLBC Staff increased the FY 2021 General Fund revenue forecast to $12.58 billion, or $1.53 billion above the June 2020 Budget Update. The large forecast revision was due to a significant improvement in the revenue outlook during the first and second quarter of FY 2021.
In its 2021 Regular Session revisions to the FY 2021 budget, the Legislature adopted a projected ongoing growth rate of 24.5%. (Adjusted for the impact of the income tax deferral from April to July 2020, the growth rate is an estimated 14.3%.) In terms of total revenue, the revised FY 2021 budgeted amount is $14.05 billion, or 17.8% above FY 2020.
FY 2022
The enacted FY 2022 budget forecasts total General Fund revenues of $13.03 billion. Excluding one-time revenues and Urban Revenue Sharing, ongoing revenues are projected to be $14.16 billion. In developing their FY 2021-FY 2024 budget plan, the Legislative members designate revenues as either ongoing or one-time.
The June enacted budget assumes that ongoing revenues will decline by (2.1)% in FY 2022. After adjusting for the revenue impact of the calendar year 2020 income tax deferral as well as recently enacted legislation, the FY 2022 growth rate is 2.1%.
Long-Term Projections
The enacted budget also incorporates revenue planning estimates for FY 2023 and FY 2024.  The ongoing revenue growth rates included in the FY 2023 and FY 2024 revenue planning estimates under the June adopted budget are (1.5)% in FY 2023 and 5.3% in FY 2024. Without tax law changes enacted in the 2021 Regular Session, the growth rate would be an estimated 5.6% in FY 2023 and 5.0% in FY 2024.

4-Sector Forecast
The projected growth rates for the “Big 4” revenue categories of sales, individual income, corporate income and insurance premium taxes are initially developed and revised using a 4-sector consensus process. This process is based on averaging the results of the following 4 forecasts:
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Finance Advisory Committee panel forecast. Consisting of 12 public and private sector economists, this independent panel normally meets 3 times a year to provide the Legislature with guidance on the status of the Arizona economy.

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The University of Arizona Economic and Business Research (EBR) General Fund Baseline model. The model is a simultaneous-equation model consisting of more than 100 equations that are updated on a regular basis to reflect changes in the economy. The model uses more than 200 variables related to Arizona’s economy and is updated quarterly.

•	EBR’s conservative forecast model.
•	JLBC Staff projections.
The estimates for the remaining revenue categories, which constitute about 5% of the total, were based on JLBC Staff projections.
The January Baseline as well as the April update are typically based on the 4-sector forecast. However, due to rapidly changing economic conditions earlier this year, the 4-sector forecast notably underestimated the economic recovery. As a result, the January and April forecasts are solely based on the JLBC Staff sector.
Revenue Adjustments
Total revenue, which represents all General Fund revenue sources, including the beginning balance, is estimated to increase by 17.8% in FY 2021, followed by a decline of (7.3)% in FY 2022.
Budget Legislation
Each year there are statutory tax law and other revenue changes that affect the State’s net revenue collections. These may include tax rate or tax exemption changes, conformity to federal tax law changes, or the implementation of programs that affect revenue collections.
1) Internal Revenue Code Conformity – Laws 2021, Chapter 232 amends State statutes to fully conform to the federal Internal Revenue Code (IRC) in effect as of March 11, 2021. Chapter 232 is estimated to result in a total State revenue loss of $(624.8) million spread over several years. The cost of conformity, however, will not be borne by the General Fund. Instead, Chapter 232 will be financed with monies received from the federal government since the start of the pandemic.
2) Reduction of State Treasurer Transfer – Pursuant to A.R.S. § 35-316, the State Treasurer is required to deposit any management fees on investment earnings in excess of its Operating Fund appropriation to the General Fund. The FY 2022 General Appropriation Act (Laws 2021, Chapter 408) increased the State Treasurer’s Operating Fund appropriation by $224,200. Since the increased appropriation reduces the excess fund balance by the same amount, General Fund revenue is reduced by $(224,200) annually, beginning in FY 2022.

3) Reduction of DHS Transfer – Laws 2021, Chapter 409 eliminates the requirement that the first $300,000 in radiation regulatory fees collected be deposited in the General Fund, beginning in FY 2022.
4) State Charge Levied on City of Flagstaff – The FY 2022 Revenue Budget Reconciliation Bill (BRB) (Laws 2021, Chapter 411) requires the Arizona Department of Administration, in accordance with the provisions in A.R.S. § 35-121.01, to bill the City of Flagstaff for the costs of their minimum wage since it exceeds the statewide minimum wage. The State charge is expected to be $1.1 million in FY 2022.
5) Tax Omnibus – Laws 2021, Chapter 412 (Tax Omnibus) reduces the individual income tax rates to 2.55% for taxable income up to $27,272/$54,544 and 2.98% for taxable income above $27,272/$54,544 in TY 2022. Further rate reductions are contingent upon the State receiving more than forecast as determined in September of each year. Excluding the beginning balance, the “trigger” target is set at $12.8 billion in FY 2022 and $13.0 billion in FY 2023 and each year thereafter. If the State receives more than the FY 2022 trigger level, the rates will be reduced to 2.53%/2.75% starting in TY 2023. If the State receives more than $13.0 billion in FY 2023 or any subsequent year, the rate will be reduced to a single rate of 2.5% in the following Tax Year. The reduction of the current rates to the TY 2022 rates of 2.55%/2.98% is estimated to reduce General Fund revenues by $(1,016.6) million in FY 2023.
6) 4.5% Max. Tax Rate – Pursuant to Laws 2021, Chapter 411 (Revenue BRB), beginning in TY 2021, the total individual income tax rate for taxable income above $250,000/$500,000, including the Proposition 208 surcharge, cannot exceed 4.5%. Proposition 208 will receive the proceeds from the 3.5% surcharge. The remaining 1% will be deposited in the General Fund. This provision is estimated to result in a General Fund revenue loss of $(836.0) million in FY 2022 and $(487.8) million in FY 2023 and FY 2024.
7) SB 1783 Impact – Laws 2021, Chapter 436 (SB 1783) provides an option for individuals with certain types of income, such as interest and dividends, business profits, and capital gains from the sale of certain capital assets, to be taxed under either the regular individual income tax or an alternative income tax established by SB 1783. An individual who elects to be taxed under SB 1783’s alternative income tax is not subject to the 3.5% surcharge under Proposition 208. Instead, all taxes collected under SB 1783’s alternative income tax will be deposited into the General Fund.
Under Laws 2021, Chapter 436, the tax rate under the SB 1783 alternative income tax is 3.5% in TY 2021, 3.0% in TY 2022, 2.8% in TY 2023 and TY 2024, and 2.5%, beginning in TY 2025. Unlike the regular individual income tax rate reductions, there is no “trigger” target for the SB 1783 tax.
The shift of taxable income from the regular income tax to SB 1783’s alternative income tax results in a General Fund savings relative to the 4.5% rate cap policy under Laws 2021, Chapter 411. This savings is estimated to be $173.4 million in FY 2023.
The estimates reflect a scenario under which the revenue “trigger” targets discussed above are exceeded in FY 2022 and FY 2023 and therefore the tax rates reduced to 2.53%/2.75% in TY 2023 and 2.5% in TY 2024. Under this scenario, the net revenue impact would be $(1.3) billion in FY 2023, $(1.5) billion in FY 2024, and $(1.8) billion in FY 2025.
8) Other Tax Omnibus Provisions – Besides the rate reduction described under item 5, Laws 2021, Chapter 412 makes several other changes related to income tax, premium insurance tax, property tax, and unemployment insurance. These other provisions in the Tax Omnibus are described below.

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Phases down the Class 1 (commercial) property assessment ratio from 18% to 16% over 4 years, beginning in TY 2022. This provision is estimated to increase K-12 school funding formula costs by $4.4 million in FY 2023 and $9.0 million in FY 2024. Since the State does not levy a property tax, there is no General Fund revenue impact.

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Increases the Homeowner’s Rebate on primary school district property taxes levied on Class 3 (residential) property from 47.19% to 50.0%, beginning in TY 2022. This provision is estimated to increase K-12 school funding formula costs by $30.0 million in FY 2023 and $30.8 million in FY 2024. Since the State does not levy a property tax, there is no General Fund revenue impact.

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Provides a full individual income tax exemption for benefits, annuities, and pensions received by military retirees, beginning in TY 2021. The current exemption is $3,500. This provision is currently estimated to reduce General Fund revenues by $(48.3) million in FY 2022 and $(37.9) million in FY 2023 and FY 2024.

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Adjusts for inflation the percentage of charitable contributions that standard deduction filers can claim over and above the regular standard deduction, beginning in TY 2022. This provision is estimated to reduce General Fund revenues by $(2.0) million in FY 2023 and $(3.9) million in FY 2024.

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Increases the credit cap for contributions by corporations and insurers to School Tuition Organizations (STO) for displaced/disabled students from $5 million to $6 million, beginning in FY 2022. This provision is expected to have an annual revenue impact of $(1.0) million, starting in FY 2022.

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Creates a new nonrefundable income tax credit for the processing of qualified forest products, beginning in TY 2021. The credit, which has an annual cap of $0.5 million per taxpayer and $2 million in the aggregate, is estimated to reduce General Fund revenues by $(395,800) annually, beginning in FY 2022.

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Expands the eligibility for students receiving “switcher” individual or low-income corporate STO scholarships to include those who were homeschooled, moved from out of state, or held an Empowerment Scholarship Account (ESA), beginning in TY 2021. The provision is expected to result in an annual revenue reduction of $(0.4) million, beginning in FY 2022.

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Allows public service corporations to deduct for income tax purposes any amount of monies or other property contributed to them to expand, improve or replace their water system or sewage disposal facilities, beginning in TY 2021. This provision is estimated to reduce General Fund revenues by $(0.4) million annually, beginning in FY 2022.

9) Affordable Housing Tax Credit – Laws 2021, Chapter 430 creates a new nonrefundable affordable housing tax credit that is equal to at least 50% of the amount of the federal low-income housing credit for qualified projects placed in service after June 30, 2022. The Arizona Department of Housing is authorized to allocate a total of $4 million in tax credits per year from TY 2022 to TY 2025.
Each of these 4 award cycles is available for 10 years. The credit is estimated to have a revenue impact of $(4.0) million in FY 2024.

10) DPS Highway Patrol Fund Transfer – The FY 2022 General Appropriation Act (Laws 2021, Chapter 408) authorizes the transfer of $24.2 million from the Department of Public Safety’s (DPS) Highway Patrol Fund to the General Fund in FY 2021.
The enacted budget also incorporates other revenue adjustments to the FY 2022 forecast and the revenue planning estimates for FY 2023 and FY 2024. For FY 2022, those adjustments total $67.1 million as follows:
•	Score Additional Proposition 207 Sales Tax Revenue – $32.0 million
•	DHS Radiation Regulatory Fee Reduction - $(0.3) million
•	Lottery Bond Payoff Savings - $34.5 million
•	Flagstaff Minimum Wage Charge – $1.1 million
•	Treasurer Accountant Reclassification – $(0.1) million
•	Treasurer Payment Card Industry Compliance Officer – $(0.1) million
Urban Revenue Sharing
The Urban Revenue Sharing (URS) program provides that a percentage of state income tax revenues (including both individual and corporate income tax) be shared with incorporated cities and towns within the State. The amount that is currently distributed to cities and towns is 15% of net income tax collections from 2 years prior. Laws 2021, Chapter 412 increases the URS distribution from 15% to 18%, beginning in FY 2024.
Total URS distributions will decrease from $828.5 million in FY 2021 to $756.4 million in FY 2022. This URS reduction results in a FY 2022 General Fund revenue gain of $72.1 million relative to FY 2021. Under the enacted budget, URS distributions would increase to $948.6 million in FY 2023, which would result in a net General Fund loss of $(192.2) million in FY 2023 relative to FY 2022. Under the enacted budget, URS distributions would be $907.5 million in FY 2024, which would generate a revenue gain of $41.0 million in FY 2024 relative to FY 2023. This estimate does not reflect the impact of the enacted tax reductions or the URS distribution increase under Chapter 412.
STATE RETIREMENT SYSTEM
Retirement Benefits
The State contributes to four separate pension plans for the benefit of all full-time employees and elected officials.
The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities. The Board of ASRS adopts annual contribution rates for the system.
The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The effect of the increase in the PSPRS’s unfunded liabilities is expected to result in increased contributions by the State and its employees. However, the specific impact on the State, or on the State’s and its employees’ future annual contributions to the PSPRS, cannot be determined at this time.
The Corrections Officers Retirement Plan (“CORP”) is a multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ and the State’s contribution rates. The CORP has reported increases in its unfunded liabilities. The effect of the increase in the CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.
The Elected Officials Retirement Plan (“EORP”), a cost sharing multiple-employer defined benefit plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The EORP is governed by the same Board of Trustees that manages the PSPRS plan. As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 7.00 or 13 percent of the members’ annual covered payroll, as applicable. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates.. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund.
It should be noted that Senate Bill 1609, which was passed by the State Legislature in 2011, increased member contribution rates in PSPRS and in EORP over a four-year period. It also added conditions to future benefit increases for benefit recipients. However, those provisions faced a legal challenge in Hall vs. EORP. A Superior Court ruling declared both provisions to be unconstitutional, and that decision was upheld by the Arizona Supreme Court. Based on that opinion, member contribution rates for certain active members had to be reduced back to their pre-SB 1609 levels, and refunds for contributions made at the higher rates were made in fiscal years 2017 and 2018. Likewise, some retirees received additional increases in their pensions in fiscal year 2018.
The Government Accounting Standards Board adopted Statement Number 68, Accounting and Financial Reporting for Pensions (“GASB 68”), which, beginning with fiscal years starting after June 15, 2014, requires cost- sharing employers to report their “proportionate share” of the plan’s net pension liability in their government-wide financial statements. GASB 68 also requires that the cost-sharing employer’s pension expense component include its proportionate share of the plan’s pension expense, the net effect of annual changes in the employer’s proportionate share and the annual differences between the employer’s actual contributions and its proportionate share. Additionally, GASB 68 requires agent-employers to report their plan’s net pension liability in their government-wide financial statements, along with pension expense reported for changes in components of the net pension liability. The State’s employees participate in the several pension plans provided by the State, and both the State and each covered employee contribute to the State plans.
Other Post-Employment Benefits
The Government Accounting Standards Board adopted Statement Number 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which, beginning with the fiscal year starting after June 15, 2017, requires single agent employers to report their plan’s net

Other Post-Employment Benefits (“OPEB”) liability in their government-wide financial statements, along with OPEB expense reported for changes in components of the net OPEB liability.
State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State’s health care program. The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums, premium rates are based on a blend of active employee and retiree experience, resulting in a contribution basis which is lower than the expected claim costs for retirees only, which results in an implicit subsidization of retirees by the State under GASB 75.
The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 75.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”). The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Focus Colorado: Economic and Revenue Forecast dated June 21, 2022 prepared by the Colorado Legislative Council Staff Economics Section, and other reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the State and has had a significant effect on the State’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of State and local revenues).  These circumstances may continue for an extended period of time.
General Profile
Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately 5.8 million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.
Organization
The State maintains a separation of powers utilizing three branches of government: executive, legislative and judicial. The executive branch comprises four major elected officials: the Governor, State Treasurer, Attorney General and Secretary of State. The chief executive power is allocated to the Governor, who has responsibility for administering the budget and managing the executive branch. The State Constitution empowers the General Assembly to establish up to 20 principal departments in the executive branch. Most departments of the State report directly to the Governor; however, the Departments of Treasury, Law and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms. The current term of such officials commenced in January of 2019 (following the general election held in November of 2018) and will expire on the second Tuesday in January of 2023. No elected executive official may serve more than two consecutive terms in the same office.
The General Assembly is bicameral, consisting of the 35-member Senate and 65-member House of Representatives. Senators serve a term of four years and representatives serve a term of two years. No senator may serve more than two consecutive terms, and no representative may serve more than four consecutive terms. The State Constitution allocates to the General Assembly legislative responsibility for, among other things, appropriating State money to pay the expenses of State government. The General Assembly meets annually in regular session beginning no later than the second Wednesday of January of each year. Regular sessions may not exceed 120 calendar days. Special sessions may be convened by proclamation of the Governor or by written request of two-thirds of the members of each house to consider only those subjects for which the special session is requested.
Cyber Security Risks
The State, like other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the State is a potential target for a variety of cyber threats, including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. Recognizing the potential damage that could be caused by any such attacks, the State has established the Governor’s Office of Information Technology (“OIT”) as the single source for the State’s cybersecurity readiness and awareness. The OIT has promulgated a series of policies and standards for State agencies and information security and provides mandatory training for State employees except those in the Department of Law, who receive training from the Department’s own cybersecurity specialist due to the nature of the work performed by that Department. In addition, the State has procured insurance coverage for data breaches and other security and privacy incidents. On October 7, 2020, the Colorado Department of Personnel & Administration (“DPA”) became aware that a spreadsheet containing state employee personal information, including social security numbers, dates of birth, and other similar information, was inadvertently emailed to 38 benefit administrators at certain institutions of higher education. Upon learning this information, DPA requested the recipients delete the email and spreadsheet and confirm that they had done so. The email was delivered in encrypted fashion, so DPA believes the information was protected while in transit. DPA has stated that it has no evidence that employee information was misused or compromised in any fashion. Affected employees were notified and given information to take action to protect themselves against identity theft. In addition, employee computers at the Colorado Department of Transportation were the subject of a ransomware attack in February 2018. Nevertheless, no assurance can be given that the State’s efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State.
Climate Change Risks
The State is at risk from climate change impacts and other force majeure events, such as extreme weather events, wildfires and other natural occurrences.  Increased frequency and intensity of storms, including excessive snowstorms and tornadoes, droughts and fires may have an adverse impact on the State’s respective operations and infrastructure.  The State Legislature has enacted numerous laws addressing climate issues, including the collection of climate change data, improvement of fire mitigation strategies and the establishment of greenhouse gas emission standards. Although the State has taken steps to implement various sustainability programs, there can be no assurances that any mitigation measures will reduce the impacts of climate change locally or globally In addition to the direct effects of climate change described above, there are pending and potential regulations aimed at reducing the effects of climate change and, in particular, state, federal and international regulations and accords pertaining to greenhouse gas (“GHG”) emissions.  Such regulatory changes could directly and/or indirectly affect the State’s operations, infrastructure and financial conditions.  The State is unable to predict what additional laws and regulations with respect to GHG emissions or other environmental issues will be adopted, or what effects such laws and regulations will have on the State or the State economy.  The future effects of climate change on the State’s operations and infrastructure are complex, difficult to predict, depend on many factors outside of the State’s control and could have material adverse effects.  Furthermore, actual events may differ from any scientific climate change studies or forecasts.  Accordingly, the State is unable to forecast when adverse climate change effects or the confluence of these events or effects of climate change will occur or whether and what magnitude of adverse economic effects may impact the State or the State’s economy.  Although the State has attempted to mitigate the risk of loss from many of these occurrences by purchasing commercial property and casualty insurance and business interruption insurance, no assurance can be given that such insurance will always be available in sufficient amounts, at a reasonable cost or available at all, or that insurers will pay claims in a timely manner or at all.
Economic Outlook
The following discussion is based on the Economic and Revenue Forecast dated June 21, 2022 prepared by the Colorado Legislative Council Staff Economics Section.
The U.S. and Colorado economies continue to grow as the pandemic recedes as the key determinant of the economic trajectory. New and elevated risks to the economic recovery have materialized, with inflation and the associated monetary policy response emerging as the primary threats. In addition to wage pressures from the tight labor market, and inflation resulting from pandemic-induced supply chain disruptions and strong global demand, the war in Ukraine has added to these pressures by disrupting crude oil, agricultural, and metals markets.
While the tight labor market is producing sizable wage gains, many households are increasingly drawing down savings or taking on second jobs, as inflationary pressures outpace rising wages for most. With inflation increasing the price of everyday goods such as food and gasoline, the pinch on household budgets is broadly felt, especially among lower income households. The severity of inflation, combined with deteriorating sentiment among investors and businesses, is increasingly likely to require a forceful monetary policy response.
The Federal Reserve continued to tighten monetary policy, hiking interest rates by a combined 1.50 percentage points across three hikes in March, May, and June. Additional increases are expected throughout the year. While the Legislative Council Staff forecast assumes tighter monetary policy will result in a smooth transition to lower inflation with slowing economic growth, these policy maneuvers could also trigger volatility in financial markets or weaker economic performance than anticipated. Thus, the risk of sustained inflation throughout the forecast period is elevated, as is the risk of recession, while geopolitical conflict, inflation, and monetary policy tightening challenge economic growth.
The labor market has recovered in record time compared with previous recessions, with employment reaching or exceeding pre-pandemic levels in most sectors. Competition for workers remains strong, but plentiful job opportunities, rapid wage growth, declining pandemic-related health concerns and care constraints, and inflation-eroded financial cushions are expected to continue to draw workers back into the labor market, easing labor shortages. Tighter monetary policy is expected to cool demand for workers, and with near-record job openings, there may be room to rein in inflationary pressures without decreasing employment levels.

Pandemic-related impacts on many areas of economic activity are easing as populations across the country and globe edge toward herd immunity, high levels of vaccination, and pandemic fatigue. The pandemic is expected to have geographically- and industry-isolated impacts throughout the forecast period, with the caveats of ongoing supply chain challenges in Asia and the ever-present risk of the emergence of a more virulent variant or disease.
Gross Domestic Product
The most commonly cited indicator of total economic activity in the U.S. is real gross domestic product (GDP), an estimate of the inflation-adjusted value of all final goods and services produced in the U.S. Real GDP declined by an average of 3.4 percent in 2020, as the severe contraction during the first half of the year pulled annual levels of economic activity well below those experienced in 2019.  In 2021, real GDP grew by 5.7 percent, the largest increase since 1984, with consumer-driven gains as the economy roared back from pandemic lows.
 In the first quarter of 2022, real GDP contracted at an annual rate of 1.5 percent. The contraction represented the worst quarter since the second quarter of 2020. The war in Ukraine worsened ongoing international supply chain problems. Supply constraints and attendant inflation have emerged as the primary threat to the economic expansion, with a tight labor market, elevated crude oil prices, and tighter monetary policy also expected to slow growth through the remainder of 2022 and beyond.
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Real U.S. GDP will slow in 2022, growing 2.4 percent over year-ago levels as inflation erodes the potential for expansion. Economic output is projected to increase at rates of 2.1 percent in 2023 and 1.9 percent in 2024.

Consumption spending has rebounded. Consumer spending, as measured by personal consumption expenditures, accounts for more than two-thirds of total economic activity. It accounted for a majority of the decline in GDP during the pandemic recession and has largely fueled the recovery so far. After growing by 11.4 percent and 12.0 percent in the first and second quarters of 2021, consumer spending slowed in the latter half of last year, growing by 2.0 percent and 2.5 percent in the third and fourth quarters, respectively.
Consumer spending continued to accelerate in the first quarter of 2022, increasing by 3.1 percent, as spending for durable goods (automobiles, furniture, and appliances) was offset by a decrease in demand for nondurable goods (food and gasoline). Spending for services also increased at a healthy rate, growing by 4.8 percent.
Business investment remains low. After declining for the first two quarters in 2021, business investment, as measured by gross private domestic investment, rebounded sharply in the second half of 2021, growing by 36.7 percent in the final quarter of the year. Business investment managed to increase slightly in the first quarter of 2022, coming off a historical high in the previous quarter, growing by 0.5 percent. Residential investment was relatively flat in the first quarter as rising mortgage rates dampened demand for new and existing housing units. Business investment in nonresidential structures continued to decline for the fourth consecutive quarter, but was offset by solid investments in business equipment and intellectual property products.
Exports of goods and services rebound. After declining by 5.3 percent in the third quarter of 2021, exports grew by 23.6 percent in the fourth quarter, reflecting increases in both goods, led by consumer goods, and services, led by travel. Net exports continued to be a slight drag on economic activity, as imports also increased. Ongoing impacts of the COVID-19 pandemic on economies across the globe continue to mute export activity. Exports of services remain below pre-pandemic levels by 18 percent, likely reflecting dampened international tourist activity. Fourth quarter goods exports recovered to pre-pandemic levels for the first time. However, net exports decreased in the first quarter of 2022 as demand for U.S. exports slowed and imports jumped more than 18 percent at a seasonally adjusted annual rate.
Colorado’s economic growth in perspective. Prior to the pandemic-induced recession, Colorado had enjoyed more than a decade of strong economic growth, outpacing most other states in the nation across economic indicators, including employment, personal income, and GDP growth. Coming off very strong growth, growth rates for the State may slip closer to the nationwide average. Additionally, after a decade of rising rents and double-digit appreciation in home prices, high housing costs may impede job growth in many regions of the State.
Labor Markets
The labor market continues to recover, with employment reaching or exceeding pre-pandemic levels in most sectors while the hardest-hit industries still lag. Competition for workers remains strong, but plentiful job opportunities, rapid wage growth, declining health concerns and care constraints, and inflation-eroded financial cushions are pushing and pulling workers back into the labor market, helping to ease labor shortages. Tighter monetary policy is expected to cool labor demand, but with near-record job openings there is room to reign in inflationary pressures without decreasing employment levels. The most recent data suggests employment levels in Colorado have exceeded pre-pandemic levels, and will reach pre-COVID trend levels in early 2023.
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After increasing by 2.8 percent in 2021, U.S. nonfarm employment is expected to increase by 3.8 percent in 2022 and 2.2 percent in 2023. The U.S. unemployment rate is expected to decline from 5.4 percent in 2021 to 3.6 percent in 2022 and to fall below pre-pandemic rates, averaging 3.4 percent in 2023.

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In Colorado, after growing by 3.5 percent in 2021, nonfarm employment is expected to outpace national trends by growing 4.1 percent in 2022 before slowing to 2.1 percent growth in 2023. The Colorado unemployment rate is expected to decline from 5.4 percent in 2021 to 3.5 percent in 2022 before falling further to 3.2 percent in 2023.

Competition for workers remains high against constrained labor supply. Just over two years after the recovery began, employment has nearly recovered to pre-recession levels nationally, and more than recovered in Colorado. However, work has been slow to normalize in some sectors, with notable employment gaps remaining in lower-wage sectors reliant on in-person work. Employment in child care and local public schools, for example, remains down by 10.8 percent and 3.5 percent, respectively, in May 2022 compared to February 2020 levels. Recent employment gains and strong wage growth in some lagging sectors may signal ongoing market adjustments to close these gaps, particularly in the private sector where employers can raise wages more quickly.
The “Great Reconsideration” continues to churn labor markets, with historically high quits, hires, and job openings. Job openings per unemployed worker declined slightly in April, to 1.92, well above prior peaks. The presence of ample job opportunities leaves room for the Federal Reserve to chart a course of monetary policy that cools inflation without reducing employment levels. Labor force participation rates edged up by 0.1 percentage points in May, with increases for prime-age workers, especially women, up 0.4 percentage points, and for older workers, up 0.1 percentage points, as inflation and financial market volatility threaten retirement earnings. Health concerns and care constraints continue to abate, while workers’ savings are eroding with time and inflation. These factors are pushing the prime-age labor force participation rate above pre-pandemic levels, while workers are slowly increasing hours and taking on additional jobs. However, elevated mortality during the pandemic, continued limits on immigration, and a long-term trend of declining birth rates will continue to constrain labor supply growth, both nationally and in Colorado.
Nominal wage growth remains high, led by lowest-wage workers. According to the most recent data from the Atlanta Federal Reserve Wage Tracker, which tracks changes in 12-month moving averages of nominal wages (not adjusted for inflation) based on the U.S. Current Population Survey, nominal wage growth was 4.7 percent in April, compared with a pre-pandemic average of 2.6 percent.
Growth varied across industries, ranging from highs of 5.6 percent and 5.2 percent in leisure and hospitality, and trade and transportation, respectively, to lows of 4.2 percent and 3.9 percent in education and health, and public administration, respectively. Wages for earners in the lowest (first) quartile are up by 6.4 percent in April 2022, with those in the highest (fourth) wage quartile up by 3.5 percent. While wages are rising at a blistering pace not seen in several decades, compensation for many workers is not keeping up with inflation, eroding workers’ purchasing power. In Colorado, nominal private average hourly earnings are up 9.2 percent year-to-date through May 2022 compared with the same period last year, while real average hourly earnings are up just 0.8 percent.
Nationwide job growth moderates as employment nears pre-pandemic levels. Nationwide job gains moderated in May to the slowest pace in hiring in more than a year. Nonfarm employment increased by a still-robust 390,000, bringing the national recovery rate of jobs lost during the pandemic to 96.3 percent. Job growth was mostly broad-based, with the exception of retail trade, which shed 61,000 jobs in May. The increase in employment was accompanied by an increase in the labor force participation rate, which ticked up to 62.3 percent, helping to ease labor shortages; however, labor force participation is still down by 1.1 percentage points since February 2020. The unemployment rate was unchanged at 3.6 percent. Total nonfarm employment remained down by 822,000, or 0.5 percent, from its pre-pandemic level, with leisure and hospitality, health care, and state and local government accounting for the missing jobs.
Supplemental data from questions added to the Bureau of Labor Statistics’ household survey beginning in May 2020 provide further information about lingering impacts of the pandemic on U.S. workers. In May 2022, 7.4 percent of the employed population teleworked because of the pandemic, down from 13.0 percent in February 2022, and from 35.4 percent in May 2020. In May 2022, 1.8 million people reported that they were unable to work because their employer closed or lost business due to the pandemic, and 455,000 were prevented from looking for work due to the pandemic.
Colorado’s employment recovery continues to outpace that of the nation. The State added 5,400 jobs in May and has regained 410,300 jobs since losing 374,500 between February and April 2020, for a recovery rate of 109.6 percent. While the State’s employment exceeds its February 2020 level, it is down 96,500 jobs compared to the level of employment that would have been expected with the pre-COVID trend of 4,900 jobs added per month on average. Year-over-year, statewide job growth was 4.6 percent, with the largest job gains in leisure and hospitality, up by 12.5 percent (37,800 jobs) since May 2021. The sector ended May 2022 just 6,700 jobs below February 2020 levels. Federal government employment, down 2.9 percent, (1,600 jobs) compared with year-ago levels is the only sector with year-over-year employment losses.
Colorado’s unemployment rate ticked down to 3.5 percent in May, identical to the national rate, and the lowest rate since February 2020’s 2.8 percent. The unemployment rate has fallen from the peak rate of almost 12.0 percent in May 2020 to its current 3.5 percent in just 24 months, compared to the 58 months required to fall to the same level from the peak unemployment rate (9.4 percent) during the Great Recession.
Colorado’s labor force participation rate increased to 69.4 percent in May, the second highest among the 50 states behind Nebraska (70.0 percent) and just ahead of North Dakota (69.3 percent), helping to relieve labor shortages. Ranked lowest to highest, Colorado has the nation’s 28th lowest unemployment rate, equal to West Virginia. At 1.9 percent, Nebraska has the lowest rate. The highest rate continues to belong to New Mexico (5.1 percent).
Gaps in jobs recovery remain for certain areas, demographic groups, and industries. Counties in the Pueblo and southern mountain region continue to experience relatively high rates of unemployment. In May 2022, the State’s highest unemployment rates were in Huerfano (5.4 percent) and Pueblo (4.9 percent) counties, while the lowest rate belongs Baca County (1.4 percent) on the southeast plains. While recovery gaps have largely closed across gender, ethnicity, and educational attainment, black Coloradans continue to experience high rates of unemployment, with a twelve-month average of 13.0 percent through May 2022, 9.0 percent higher than pre-recession levels. This compares with a twelve-month average unemployment rate of 3.5 percent for white Coloradans, 1.1 percent above pre-recession levels. Employment in the Greeley area continues to lag below pre-pandemic levels, while the Grand Junction and Colorado Springs areas continue to lead other regions in jobs recovered since February 2020.
The accommodation and food services sector is 6,100 jobs down since February 2022, for a 95.6 percent recovery rate. Health care and social assistance, arts, entertainment and recreation, and federal, state, and local government employment still lag pre-pandemic levels, with public sector job losses concentrated in education. The mining and logging sector has continued to shed jobs since the pandemic’s onset, and is down an additional 3,700 jobs since April 2020, for a total of 6,100 jobs lost since February 2020. Private industry sectors with the fastest recovery rates include finance and insurance; transportation and utilities; and professional, scientific, and technical services. Total nonfarm employment exceeds pre-pandemic levels by 35,800 jobs, with professional, scientific, and technical services employment up by 29,900.
Personal Income
Personal income measures revenue to households from most sources, including wage income, business ownership, investments, and government support. As a barometer of household financial strength, personal income signals consumers’ current and future contributions to economic activity, as well as their contributions to the State income and sales tax receipts that undergird the State budget.
Over the last year, the growth trajectory in the most important components of personal income has reversed from the first year of the pandemic. Initially, most sources of income deteriorated as businesses shut down and dismissed workers. At the same time, incomes were bolstered with extraordinary federal government supports through direct economic impact payments to households, expanded unemployment insurance programs, and Paycheck Protection Program business loans. Over the second year of the pandemic, households faced headwinds as government supports wore off. Yet at the same time, a tightening national labor market buttressed wage and salary contributions to personal income sufficiently to overcome lost government contributions.
The first quarter of 2022 saw the first year-over-year decline in U.S. personal income since before the pandemic. Personal income fell at an annualized rate of 3.0 percent. Notably, wage and salary incomes contributed 5.1 percent to personal income growth, but these were more than offset by a negative 9.4 percent contribution from transfer payments.
Persistent strength in wage and salary earnings suggests that personal income growth will rebound, and incomes are expected to grow at healthy rates through 2022. However, households must now contend with rapidly rising prices for most goods and services. While most sources of income are expected to grow at rates consistent with a healthy expansion, inflationary pressures and the reduction in transfer payments are expected to leave many households with reduced purchasing power relative to last year.

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The drop-off in federal support will slow personal income growth in 2022, when total personal income will increase 3.7 percent nationally and 4.0 percent in Colorado over year-ago levels. Personal income will reaccelerate in 2023, growing 5.5 percent and 5.7 percent nationally and in Colorado, respectively.

•	Robust wage and salary growth is expected to continue, with increases of 8.8 percent in 2022 and 6.3 percent in 2023 for the U.S., and 9.4 percent in 2022 and 6.1 percent in 2023 in Colorado.
Consumer Activity
The main driver of the U.S. economy, consumer spending, saw a steep decline with the onset of the pandemic. In the subsequent recovery, goods consumption rebounded quickly while consumers were hesitant to resume many in-person services. As effects of the pandemic wane, consumption of activities and services is returning to pre-pandemic levels. Consequently, goods consumption has been more subdued over the last year. Data indicate that consumer activity remains strong despite geopolitical risks, pronounced inflation, rising interest rates, and equity market corrections. Additionally, households continue to report strong financial situations and higher spending expectations over the next year. Spending activity has been supported by withdrawn savings, wealth accumulation, a strong labor market, and personal income growth.
Real U.S. consumer spending starts 2022 at robust pace as demand for services continues to resurge. In the first quarter of 2022, inflation-adjusted (real) personal consumption expenditures rose at a 3.1 percent annual rate according to the most recent estimates of economic activity from the U.S. Bureau of Economic Analysis. The strong pace of consumer spending partially offset negative contributions to economic output in other areas. Spending rose as demand for services increased, while spending on goods remained flat. Real services spending exceeded its pre-recession peak for the first time in the first quarter of 2022. Overall, real spending on services rose at an annual rate of 4.8 percent in the first quarter with broad-based gains in housing, health care, financial services, and leisure and hospitality, among other services. Services are expected to continue to bolster consumer spending through the forecast period.
In contrast, consumer spending on goods is expected to slow over the forecast period following heightened spending during the pandemic due to lockdowns, low interest rates, and strong personal income growth. In the first quarter of 2022, real spending on durable goods rose quarter-to-quarter, but remained down year-to-year. Despite stronger spending on motor vehicles and parts quarter-to-quarter, real spending in the automotive sector remains below last year’s second quarter peak. In the first quarter of 2022, consumers also spent less on other nondurable goods, including food and beverages, clothing, and gasoline.
Real U.S. retail trade sales remain challenged due to inflation, supply disruptions, and a transition back to services. Retail trade encompasses industries that primarily sell retail goods. Sales grew through April to begin the year, but fell significantly in May, reversing earlier gains. Sales remained below the most recent peak in March 2021.  Inflationary pressures have outpaced real spending gains in many retail categories. Indeed, overall inflation over the past year has outpaced nominal sales growth in several industry sectors including motor vehicles and parts, furniture and home furnishings, electronics and appliances, building materials, food and beverages, and general merchandise stores. For some key consumer goods like motor vehicles that make up a large percentage of retail trade, supply-chain disruptions have pushed up prices and limited product availability. Unit sales of motor vehicles, for instance, continue to lag pre-pandemic levels. Unit sales of automobiles and light weight trucks peaked in mid-2021.
Nominal sales growth over the past year was led by gasoline stations, up 38.5 percent year-to-date, food and drinking services (+24.3 percent), miscellaneous stores (+22.6 percent), and clothing retailers (+13.6 percent). Two retail categories posted a contraction in sales year-over-year including motor vehicles and parts dealers and sports and hobby stores. Inflation, historically low consumer sentiment, and slowing economic activity are expected to dampen real retail sales growth through the year. While resurging sales at food and drinking establishments will partially offset downward pressure from other sectors, durable goods categories could experience softening with persistent supply-chain disruptions, rising interest rates, and the waning effects of fiscal stimulus.
Retail sales activity indicates consumer spending in Colorado remains strong. Colorado’s nominal retail sales started the year up nearly 18 percent year-over-year in March 2022, and nearly 20 percent year to-date, well above regional price inflation over the past year. Retail sales have continued to climb steadily since the pandemic-induced recession. In March 2022, retail sales were about 60 percent higher than pre-pandemic levels recorded in January 2020. Retail sales have been bolstered by increased travel and a return to many taxable services that were suppressed during the pandemic, including restaurants, hotels, event venues, and recreational activities. Each of these industries has sustained sales activity above pre-pandemic levels since late 2021.
Typically, retail trade comprises about half of the State’s retail sales activity. Through the first quarter of 2022, growth in the State’s retail trade softened, increasing by 11 percent year-to-date.  Notably, motor vehicles and parts sales slowed in the State after surging nearly 21 percent in 2021. Through the first three months of the year, motor vehicles and parts sales were up 6.4 percent year-to-date. Slower growth was also recorded for food and beverage stores that had surged during the pandemic as consumers substituted home consumption for restaurant dining. However, sales at gasoline stations were up more than 46 percent year-to-date on the heels of rapid gas prices increases.
Year-ahead household spending expectations strong. According to the New York Fed’s Survey of Consumer Expectations, year-ahead household spending expectations in the U.S. rose to a series high in April on positive labor market prospects and low job-loss expectations. Additionally, several measures indicated strengthening household financial situations, including stable household income growth and improved optimism about meeting minimum debt payments. On the downside, households experienced tighter credit access compared with a year ago that is expected to continue in the year ahead. Households’ inflation expectations were mixed in the most recent survey. While the survey found that year-ahead inflation expectations dropped to 6.3 percent from 6.6 percent in March 2022, expectations about inflation over a three-year horizon rose 0.2 percentage points to 3.9 percent.
Consumer activity expected to improve through the forecast period. Consumer activity in Colorado is expected to improve over the forecast period despite current headwinds. Nominal sales growth, however, could mask inflationary pressures that erode gains in real spending activity. Over the year ahead, consumers will need to adjust to waning federal stimulus, higher interest rates, inflation, and continued supply chain disruptions. While risks related to the pandemic are fading, the conflict in Ukraine, asset prices, and inflation pose downside risks to the forecast. Additionally, persistently low consumer sentiment is also a downside risk that could begin to dampen household spending behavior.
Business Activity
While business activity has surged above pre-pandemic levels according to most indicators, supply chain disruptions, labor shortages, geopolitical instability, and historically high input prices threaten business activity in 2022. Rising wages and prices will erode business profits in the year ahead, while obstructed supply chains will stall production activity. Business incomes, including corporate profits and nonfarm proprietors’ incomes, climbed to record highs in 2021. Business investment in equipment and software also climbed in 2021, signaling ongoing business growth and development through the end of the calendar year. The recovery in business activity from the pandemic-induced recession has been uneven across industries. Goods-based industries, including domestic manufacturing, accelerated rapidly on strong demand, while many service industries—namely, tourism, travel, and in-person leisure and hospitality industries—continue to lag.
Supply chain distributions and labor shortages will slow business growth in 2022. Supply-chain disruptions will continue to threaten growth for many industries in 2022 as pandemic-related shutdowns stall deliveries and slow manufacturing activity across the globe. While pandemic-related distortions are easing as COVID cases fall across the globe, the war in Ukraine poses new challenges and uncertainties. Earlier this year, the Federal Reserve Bank of New York published an index of U.S. and global supply chain pressures. Both U.S. and global indices had remained elevated through February, prior to the Russian invasion of Ukraine.
Domestic manufacturing activity remains strong on elevated demand for goods. Spurred by pandemic-related shifts toward goods consumption, manufacturing activity remains strong nationally and in the Colorado region. Yet, supply chain disruptions and labor shortages are constraining production activity for many goods and threaten industry profits and growth. The Federal Reserve Bank of Kansas City produces a monthly manufacturing index for the Tenth District region, which includes Colorado and several surrounding states. The index is based on surveys of manufacturers and is a diffusion index, representing the share of respondents reporting increases or reductions in various indicators of manufacturing activity. The composite index combines indicators to provide an overall picture of manufacturing activity. The April 2022 release suggests an ongoing expansion at index highs.
All subcomponents of the index suggest an expansion in activity as well as mounting price pressures, including an ongoing lengthening of the average hourly workweek. The vast majority of survey respondents indicated price pressures for raw inputs, and many manufacturers report increasing prices on final goods.
Service sectors expected to see gains as the pandemic eases, though challenges remain. As pandemic-related restrictions ease further in the months ahead, and on low COVID-19 case counts, the service sector is expected to see additional gains for industries most impacted by the pandemic, including restaurants and bars, hotels, travel, and arts and recreation industries. Yet, challenges remain for these industries, including labor shortages, the risk of future surges in COVID-19 cases, and high fuel prices, which are expected to dampen consumer spending and travel activity.
Business dissolutions and new business filings in Colorado. The pandemic has taken a toll on many businesses in the State, with data from the Secretary of State’s Office indicating that business dissolutions accelerated in the fourth quarter of 2021. Dissolutions totaled 40,413 in 2021, up 7.7 percent above year-ago levels. The rise in dissolutions is not necessarily a leading indicator of what is to come, but instead a reflection of the recent recession and ongoing pandemic; a spike in dissolutions lagged the end of the Great Recession by over a year.
Monetary Policy and Inflation
Inflationary pressures are mounting. Prices continue to rise across the United States and the rest of the world. As measured by the U.S. city average consumer price index (CPI-U), the average change in the price of goods and services faced by consumers has reached levels not seen since the early 1980s. Energy and transportation prices drove the most daunting price increases for the nation in May 2022, the most recent data available, while food, shelter, and apparel prices are likewise up substantially over 2021 levels. Prices have accelerated steadily from the pandemic trough of about 0.25 percent in May 2020. In May 2022, headline inflation was 8.5 percent, meaning that on average consumer prices in May 2022 were 8.5 percent higher than they were in May 2021. Core inflation, which excludes energy and food prices, was 6.0 percent, down slightly from March 2022 and April 2022 rates.

In recent months, inflation has been driven by four main factors:
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Higher energy prices. Energy prices are the most volatile inflationary component. Gasoline prices rose from historical lows in 2020 to historical highs in 2022, as rising global demand for crude oil clashed against supply disruptions, especially since the February invasion of Ukraine, and transportation difficulties.

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Higher global demand for goods. As the economy has recovered from pandemic lows, consumer activity has rebounded—until recently driven primarily by spending on goods as spending on services recovered more slowly. Unprecedented federal fiscal stimulus and low interest rates supported significant consumer activity and borrowing.

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Supply chain disruptions. Global supply chains have been challenged by pandemic-related shutdowns, slowdowns at manufacturing plants, and port closures across the globe. Some of the largest inflationary impacts to date have been concentrated in the transportation sector, reflecting vehicle production disruptions and semiconductor chip shortages.

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Geopolitical tensions. The invasion of Ukraine has spurred additional inflationary pressures. The conflict further disrupted supply chains, and international sanctions placed on Russia have constrained the supply of certain goods. Most notably, the prices of oil, gas, and agricultural commodities, such as wheat and sunflower oil, spiked in the wake of the invasion.

How long will inflationary pressures last? Some price pressures are still expected to be temporary, although more persistent than previously forecast. Supply chain disruptions are expected to persist well into 2022, maintaining elevated price pressures in the transportation component due to high gasoline and vehicle prices in particular. These pressures are expected to eventually decline, as supply chains diversify, production and manufacturing activity increases to meet demand, and the impact of the pandemic continues to soften. Additionally, demand pressure may abate as many consumers are expected to delay or shift their consumption activity in response to high prices for fuel and other goods, such as vehicles and trucks, and as services activities continue to normalize. The war in Ukraine raises risks to the inflation outlook, with damage to infrastructure in the area and the impact of sanctions on the global economy likely to outlast the on-the-ground conflict.
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Headline inflation for U.S. urban consumers is expected to rise by 7.7 percent in 2022 and 4.4 percent in 2023. Similarly, headline inflation in the Denver-Aurora-Lakewood combined statistical area is forecast at 7.9 percent in 2022 and 4.6 percent in 2023.

Additional monetary policy tightening expected throughout 2022. In response to accelerating inflation and its unexpected persistence, members of the Federal Open Market Committee of the Federal Reserve System have begun tightening monetary policy. The Federal Reserve increased its benchmark interest rate, the federal funds rate, by a combined 1.50 percentage points across three hikes in March, May, and June. The Federal Reserve is expected to increase this rate several more times throughout 2022. Additionally, the Federal Reserve has begun tapering asset purchases. As a result, short- and longer-term interest rates are expected to continue to rise in 2022, raising the cost of borrowing, tempering demand, and, in turn, helping to ease inflationary pressures. There is significant uncertainty regarding when these changes will begin to ease price pressures, and whether the Federal Reserve can engineer a soft landing amidst supply chain disruptions and shifting geopolitical tensions. Rapid tightening in monetary policy raises new demand-side risks as access to credit for would-be borrowers, including homebuyers, becomes scarce. Inflation is expected to remain well above the Federal Reserve’s target of 2 percent into 2023.

Colorado inflationary pressures exceed the national average in early 2022. After remaining below the national average for all of 2021, Colorado’s inflation rate began to exceed the national rate in January 2022. In March 2022, headline inflation reached 9.1 percent, while core inflation reached 8.0 percent. Food, energy, and housing prices have been the driving force behind inflation in recent months. Of note, housing inflation remained below its historical average for much of 2020 and 2021, despite especially strong home price appreciation. It appears that these double digit price increases have begun to show up in the Denver-Aurora-Lakewood CPI measure, with the housing component increasing 7.9 percent over the twelve months ending in March 2022. Housing is the largest component of the “basket” of goods and services used to calculate the consumer price index, representing 44.4 percent of all components for Colorado (42.4 percent for the U.S. city average index). The recent changes in monetary policy will likely put downward pressure on the housing market. However, home price appreciation is expected to remain strong throughout 2022 and to put upward pressure on overall inflation.
Real Estate and Construction Activity
Residential real estate remains strong, but key industry indicators are signaling a slow pull back. Housing prices around the country skyrocketed in 2021, a product of high household savings, low interest rates, demographic contributors, pandemic distortions, and demand that has substantially outstripped supply. Many homebuyers accumulated considerable savings during 2020, when opportunities for discretionary spending were choked by public health restrictions. This, along with pandemic-inspired relocations, has increased competition for national housing stock limited by rising construction costs and supply chain disruptions, exacerbated by several years of home starts lagging household growth. The impacts of those supply and demand mismatches on the housing market have been severe. The Case-Shiller 20-city composite home price index increased by 21.2 percent over the 12 months ending in March 2022, considerably outpacing even the fastest periods of home price appreciation during the 2000s.
Colorado’s home prices are likewise soaring, by an average of 20.3 percent in 2021, slightly outpacing national rates of appreciation. In Denver, increases have been fairly consistent across homes priced at different levels. While real estate values have surged statewide, the Federal Housing Finance Agency reports the fastest rates of appreciation in Pueblo (+25.2 percent), Colorado Springs (+23.3 percent), and Grand Junction (+22.1 percent), compared with slower rates of growth in Boulder (+16.7 percent), Fort Collins (+18.7 percent) and Greeley (+17.9 percent) over the year ending in the first quarter of 2022.
However, record high home prices and rising mortgage rates have started to indicate a slowdown in leading industry indicators. According to the Census Bureau the number of new homes sold in the U.S. declined by almost 17 percent from March to April of 2022, the third consecutive month.
Home price appreciation is expected to slow during the forecast period, as supply chain issues are resolved, homebuilding increases, the savings glut is spent down, and interest rates rise. After reaching a record low of 2.7 percent in December 2020, rates for a 30-year fixed mortgage have seen a dramatic rise since December 2021, reaching 5.3 percent in May 2022. High home prices coupled with rising borrowing costs are expected to squeeze many would-be homebuyers, especially first-time buyers, out of a wide array of markets across the United States. In Colorado, housing affordability is eroding even in previously affordable communities, and high housing costs are expected to shape net migration in the State.
After booming in 2020 and 2021, single family homebuilding in Colorado is showing signs of slowing down. After increasing nearly 20 percent in 2020 and another 3.5 percent in 2021, homebuilders pulled 10,600 single family permits in the first quarter of 2021, down 1.8 percent from the same period one year earlier. Multifamily homebuilding, however, continued its ascent, with builders pulling permits to construct nearly 9,500 multifamily units in the first quarter of 2022, an increase of 51.8 percent from the same quarter in 2021. Low apartment vacancy rates and rising rents continue to drive demand for multifamily permits.
Builders face considerable headwinds in responding to strong price growth and low inventory, including construction supply chain disruptions; a shortage of skilled labor; and increasing lumber and materials costs. Lumber prices were nearly three times pre-pandemic levels in May 2022, pushed up on increased demand as people working from home seek to remodel. Home losses from the Marshall Fire in late December, as well as losses from natural disasters in other states, are expected to compound these pressures on home construction costs and exacerbate the existing backlog of pandemic-related delays in homebuilding.
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Builders have responded to strong price growth and low inventory. Residential construction activity is expected to remain at elevated levels, growing by 2.7 in 2022, and contracting by 2.2 percent in 2023.

Nonresidential construction activity faces an uphill climb. Nonresidential construction activity peaked at the start of the pandemic and quickly receded, contracting by 7.0 percent between February 2020 and December 2021. Declines in activity were broad-based, with education, office, lodging, and recreational projects all sustaining large hits that have not yet reversed. Both public and private investors have pulled back, though public investment appears poised to accelerate following adoption of the federal Infrastructure Investment and Jobs Act (IIJA). Commercial construction has been a relative bright spot, up 16.8 percent in 2021, after bottoming out in December 2020.
Investors in nonresidential real estate anticipate a bumpy road ahead. Demand for hotels and other lodging is not expected to return to 2019 levels until beyond the current forecast period. Likewise, the shift toward remote work has dampened the outlook for office space. Low demand is expected to suppress construction activity in these areas, suppressing headline figures despite growth opportunities in other areas, including warehouses and industrial space. However, the passage of the IIJA has improved the public sector investment outlook.
•	The value of nonresidential construction starts in Colorado is expected to grow by 9.7 percent in 2022 before contracting 4.0 percent in 2023 and rebounding by 9.3 percent in 2024.
Energy Markets
Inadequate supply and geopolitical tensions spur energy price increases. The COVID-19 pandemic, and now the war in Ukraine, have sent shockwaves through energy markets, resulting in intense price and production volatility. With initial lockdowns, the onset of the COVID-19 pandemic dramatically reduced demand for oil and gas, pushing fuel prices down significantly, leading producers to cut production in response. As the economy began to normalize, demand for oil and gas rebounded faster than supply, causing consistent upward price pressure throughout 2021 and early 2022. According to the U.S. Energy Information Administration, global liquid fuel production finally caught up to global consumption in early 2022, which is expected to alleviate some of the price pressure in energy markets.
Prior to the pandemic, the weekly average price of a barrel of West Texas Intermediate crude oil was around $55. The drop in demand pushed prices to a low of $3.32 for the week of April 24, 2020. Following this trough, oil prices have risen rapidly and more-or-less consistently, reaching about $120 per barrel in mid-June 2022. Additionally, the war in Ukraine has caused spikes in the daily price of oil as high as $124. As of May 10, 2022, the U.S. Energy Information Administration forecast the price of oil to remain above $100 per barrel through June 2022 and above $90 through 2023.

Natural gas prices have been similarly volatile in the wake of the COVID-19 recession and war in Ukraine. Prior to the pandemic, natural gas prices hovered around $2.51 per million BTU. By June 2020, prices had fallen to $1.63 per million BTU. Following this decline, prices have generally been on the rise, reaching $8.95 per million BTU as of the week of June 10, 2022.
The price of gasoline has likewise skyrocketed in 2022. Average gasoline prices fell below $2.00 per gallon in April 2020 as demand for oil and gas collapsed amid COVID-19 restrictions. Since this trough, prices rose consistently in 2021 before increasing dramatically in 2022, reaching an average price of $4.62 per gallon by the end of May. High energy prices impact consumers at the gas pump, but also result in higher consumer prices more broadly since oil and gas are inputs for nearly all goods and services.
Oil and gas production remain below pre-pandemic levels. Oil and gas production in both the U.S. and Colorado declined at the onset of the COVID-19-related recession in early 2020.  Nationally, oil and gas production leveled off in mid-2020, while production in Colorado continued to decline through early 2021. Production of oil in both the U.S. and Colorado has rebounded, but remains well below pre-recession levels. According to the Energy Information Administration, natural gas production will reach pre-recession levels in the third quarter of 2022, while oil production is not expected to fully recover until the third quarter of 2023. The number of active oil and gas drilling rigs in Colorado fell from over 20 before the recession to a low of 4 in November 2020, but has rebounded to 15 in May 2022.
Global Economy and International Trade
Inflationary concerns, ongoing supply chain disruptions, and the war in Ukraine are weighing on the global economic outlook, while concerns about the lingering effects of the pandemic on economic disparities, poverty, and economic development persist. Global economic growth is expected to slow through the forecast period.
The International Monetary Fund continues to downgrade its global outlook. The International Monetary Fund (IMF) revised its 2022 forecast for global economic output downward in April as the war in Ukraine escalated and China continued to respond to COVID-19 outbreaks with strict lockdowns. The IMF revised its outlook for 2022 and 2023 downward by 0.8 percentage points and 0.2 percentage points, respectively, and is projecting 3.6 percent growth each year. The global economy continues to be challenged by lingering effects of the pandemic, inflation, and supply-chain disruptions that have been exasperated by the war. The IMF projected the Ukrainian economy will contract by 35 percent in 2022. Likewise, Russia’s economy will shrink by 8.5 percent as a result of economic sanctions. Beyond the direct impacts of the war and sanctions, both countries are significant contributors to global wheat, corn, energy, noble gases, and metals commodities that have tangibly elevated concerns about food and energy security, inflation, and production in many of the world’s markets. The IMF notes that for many countries, the flexibility for fiscal responses to these challenges is muted following the pandemic. Further, persistent inflationary pressures could force strong monetary policy responses that could also constrain growth.
The IMF continues to view risks to the forecast as weighted to the downside, and notes renewed uncertainty in the face of geopolitical challenges. Among previous risks identified by the IMF, the organization noted heightened concern in credit markets, along with the risk of permanent fragmentation of cross-border payment systems, reserve currencies, and other disruptions to the global financial system due to the war. Continuing downside risks included inflation, pandemic resurgence, and slowing growth in China.
Slower economic growth and the war in Ukraine expected to weigh on trade. In April, the IMF reduced further its 2022 outlook for global trade, revising growth expectations down 1.0 percentage point to 5.0 percent. Global output and trade typically move hand-in-hand, with slower output translating to fewer imports and exports of goods and services. The agency also noted that trade in services remains sluggish, largely due to subdued tourism. Additionally, trade in goods will be slower than anticipated due to the impacts of the war. Currently, the IMF expects spillover from the war will be isolated for the most part to products and services traded with Ukraine and Russia. Over the longer term, the agency continues to expect more moderate demand for goods despite the war, representing a return to trend after pandemic related spikes. More moderate trade in goods should be offset somewhat by a return to trade in services.
U.S. trade volume rises rapidly through April 2022. U. S. trade volumes improved over the latter half of 2021 and ended the year up 22 percent according to data from WiserTrade. Through April 2022, the nation continued to post rapid growth in the dollar value of both exports and imports of goods, up 19 percent and 22 percent year-to-date, respectively.  Trade volumes rose in part from transactions with Canada and Mexico, with exports up nearly 18 percent, and imports up 25 percent year-to-date through April. Trade with both countries is headed by commodities related to motor vehicles and energy, both of which have experienced rapid price increases over the past year. Crude oil is the nation’s largest imported commodity, and about 60 percent comes from Canada. The dollar value of imports of Canadian crude oil was up nearly 81 percent year-to-date in April 2022, largely due to coinciding price increases. In the face of commodity shortages, businesses reportedly stocked up on key inputs in anticipation of further disruptions. Despite COVID lockdowns in China, imports from the country were up more than 19 percent through the first four months of the year, led in part by electronic products.
Colorado trade volumes increase along with prices, boosted by exports of tech products and beef. Like the nation, the dollar value of Colorado’s exports and imports rose sharply over the first four months of 2022. Colorado’s exports rose more than 19 percent year-to-date, while imports surged by nearly 36 percent. Imports of crude oil were up about 73 percent year-to-date and comprised about one third of the growth in imports over the past year. Like the nation, imports to the State were led by crude oil and electronic products.
Colorado’s exports also increased through the first four months of the year. Colorado benefited from stronger exports of aircraft and other high-tech products, as well as beef and energy products. Exports of aircraft and parts from the State nearly tripled from the first four months of 2021 to the first four months of 2022, comprising more than one-fifth of the increase in exports over the year. Canada, Mexico, China, South Korea, and Malaysia remain Colorado’s largest export markets.
Agriculture
Conditions in Colorado’s agricultural economy continue to improve for many producers, although rising input costs weigh on profits, and the persistent drought continues to plague farmers and ranchers throughout the State. Farm income and agricultural credit conditions continued to strengthen in the first quarter in the Federal Reserve’s Tenth District, which includes Colorado2, bolstered by continued strength in agriculture commodity markets and rapid growth in land values, in spite of a slight increase in farm loan interest rates.
Russian invasion of Ukraine continues to roil agricultural markets. Turmoil in Ukraine and Russia has multiplied risk in agricultural markets, already disrupted by the pandemic recovery, supply-chain issues, labor shortages, rising costs for farmers, increased demand for renewable fuels, and adverse weather, and is driving further grain price increases, as the region accounts for a significant share of global wheat, corn, and sunflower oil, as well as fertilizer and energy, exports. In April, Colorado corn prices continued to top multi-year highs at $7.12 per bushel, while Colorado wheat reached $9.62 per bushel, the highest price on record going back to 1949.
Crop producers see profit windfall along with higher costs of production. While higher grain prices are driving higher profits for some crop farmers, livestock farmers will face higher feed prices, and crop farmers will face higher energy and fertilizer costs. Farm production expenses, already on the rise, increased sharply in early 2022, with fertilizer and diesel expenses up 90 percent and 60 percent, respectively, year-over-year in February, and feed expenses up by 15 percent during the same period.
Grain price increases contribute to food price inflation. Higher agricultural commodity prices are feeding price inflation for food products, which at 9.4 percent year-over-year in April 2022 is well above longer-term trends. Food-at-home prices are up by 10.8 percent, compared to a 20-year historical average of just 2.0 percent. Prices are increasing rapidly in major categories like cereals, fats and oils, and meat, poultry, and fish, as well as in smaller categories such as pet food. A nationwide outbreak of highly pathogenic avian influenza has impacted almost 40 million birds and reduced the U.S. egg-layer flock, driving a 22.6 percent year-over-year increase in egg prices. Because consumers purchase food more frequently than other products, price increases in these products can significantly impact inflation expectations as well as household budgets.
Drought conditions continue. Drought conditions statewide are little changed on balance over the past three months, with improved conditions along the front range offset by deteriorating conditions in the northeastern plains and throughout the southern part of the State. According to the U.S. drought monitor, 83.5 percent of the State was in moderate to extreme drought on June 7, 2022, with 13 percent of the State in the extreme or exceptional drought categories. The Drought Severity and Coverage Index (DSCI) is one measure of drought levels in Colorado, with values ranging from 0 to 500, and higher values indicating more of the State is in the worst stage of drought. Colorado’s drought conditions are substantially improved from early 2021, which was a period of severe drought conditions compared to historical standards, but remain worse than in most years since 2013.
Summary
The Colorado and national economies continue to expand, with healthy employment gains and improving consumer spending indicating continued growth. The labor market has recovered in record time relative to prior recessions, and the national and State unemployment rates are in retreat. However, the economic outlook has worsened since March 2022. While risks associated with a resurgent COVID-19 pandemic have receded, high inflation and the attendant, increasingly forceful, monetary policy response have emerged as primary threats to the economic expansion. Inflationary pressure has diverse causes, including pent-up demand, a household savings glut, supply chain challenges, tight labor markets, and, most recently, energy and food market disruptions associated with the war in Ukraine. Their combined effect is erosive to household finances, wiping away income gains for many, while posing challenges for business hiring and investment. The coming months will illuminate the inflation response to monetary policy, as well as any persistent impacts for households and businesses. The Legislative Council Staff forecast anticipates continued, slowing, expansion, but the path forward has become more tenuous.
Risks to the Forecast
Several factors could result in either stronger or weaker economic activity than forecast. Risks to the forecast remain elevated and skewed to the downside with evolving monetary policy, the war in Ukraine, and ongoing pandemic-related uncertainty.
Downside risks. The war in Ukraine continues to pose a sizable risk for increased inflation and reduced economic activity. Tight labor markets and high commodity prices may provide the kindling for a wage-price spiral that could result in even stronger and more durable inflation than forecast. In this instance, more aggressive monetary policy tightening is likely, which could strangle economic growth. Anticipation of monetary policy missteps elevates the risk of financial market instability, dampening economic activity. The pandemic’s trajectory remains a risk to economic activity. Overseas lockdowns and additional business closures could exacerbate supply chain disruptions, and elevated health concerns could dampen in-person service industry activity. Finally, unusual weather patterns, including persistent drought and related natural disasters such as wildfires, have become more frequent and pose geographically specific threats to impacted areas. They also pose potential systemic threats to real estate, insurance, and finance industries depending on their severity.
Upside risks. A resolution to the war in Ukraine and an accompanying drop in commodity prices pose an upside risk to the forecast. Additionally, a near-term post-pandemic boom in spending on services could stimulate business expansion and boost economic growth more than expected. Similarly, sooner-than-expected easing in supply chain disruptions or faster-than-expected resolution of labor market imbalances could enable a stronger economic recovery than expected. Over the longer term, pandemic-related shifts toward remote work, technological change, and simpler, more localized supply chains could result in stronger productivity gains and economic growth.
STATE FINANCIAL INFORMATION
The State Treasurer
The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which receives all State money collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those monies in the manner prescribed by law. Every officer, department, institution and agency of the State (except for certain institutions of higher education) tasked with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property, and other money accruing to the State from any source is required to transmit those monies to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller (the “State Controller”). The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State money to deposit such money to a depository to the State Treasurer’s credit in lieu of transmitting such money to the State Treasury.
The State Treasurer has discretion to invest in a broad range of interest-bearing securities described by statute. All interest derived from the deposit and investment of State money must be credited to the General Fund unless otherwise expressly provided by law.
Taxpayer’s Bill of Rights
General. Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.
TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”
TABOR further requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the “TABOR Reserve”), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The OSPB June 2022 Revenue Forecast states that the TABOR Reserve requirement for Fiscal Years 2021-22 through 2023-24 have been estimated to be $480.4 million, $499.7 million and $544.7 million, respectively.
Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.
The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. The operation of TABOR created State budget challenges in the early years following its passage, and in 2005 several measures were passed by the General Assembly in an effort to address these challenges, including one, designated “Referendum C,” that was submitted to and approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S. Referendum C authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. In addition, for Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, which was determined to be the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law. However, per SB 17-267, the ESRC for Fiscal Year 2017-18 was an amount equal to (i) the ESRC for Fiscal Year 2016-17 calculated as provided above (ii) less $200 million. For subsequent Fiscal Years, the ESRC is calculated as provided above utilizing the ESRC for the immediately preceding Fiscal Year as the base amount.
SB 17-267 also: (i) replaced the Hospital Provider Fee with the Healthcare Affordability and Sustainability Fee, which fee is exempt from TABOR as it is collected by an enterprise created by SB 17-267 within the Department of Health Care Policy and Financing; (ii) exempts retail marijuana from the 2.9% State sales tax, which resulted in less revenue subject to TABOR in Fiscal Years 2017-18 and thereafter; and (iii) extends and expanded the income tax credit for business personal property taxes paid, which reduced income tax collections in Fiscal Years 2018-19 and thereafter, but is offset in part by the distribution of a portion of the special sales tax on retail marijuana sales to the General Fund on an ongoing basis.

As a result of Referendum C, the State was able to retain various amounts in excess of the previously applicable TABOR limit in Fiscal Years 2005-06 through 2013-14, and no refunds were required because such revenues were below the ESRC. In Fiscal Year 2014-15, TABOR revenues exceeded the TABOR limit and resulted in the State being $150.0 million above the ESRC, thus triggering a TABOR refund. TABOR revenues again exceeded the TABOR limit in Fiscal Years 2015-16 and 2016-17 but were below the ESRC. In Fiscal Year 2017-18, TABOR revenues exceeded the TABOR limit and resulted in the State being $18.5 million above the ESRC, and in Fiscal Years 2018-19, TABOR revenues exceeded the TABOR limit and resulted in the State being $428.3 million above the ESRC, in each case triggering a TABOR refund. In Fiscal Year 2019-20, TABOR revenues exceeded the TABOR limit, but were below the ESRC. In Fiscal Year 2020-21, TABOR revenues exceeded the TABOR limit, and were above the ESRC. The OSPB June 2022 Revenue Forecast states that TABOR revenues are forecasted to exceed the ESRC in Fiscal Years 2021-22 and 2022-23.
SB 17-267 also changed the TABOR refund mechanisms. Under prior law, the means by which revenues in excess of the ESRC could be refunded to taxpayers included: (i) a sales tax refund to all taxpayers, (ii) the earned income tax credit to qualified taxpayers and (iii) a temporary income tax rate reduction, the particular refund mechanism used to be determined by the amount that needs to be refunded. Per SB 17-267, beginning with Fiscal Year 2017-18, there was added as the first refund mechanism the amount reimbursed by the State Treasurer to county treasurers in the year of the TABOR refund for local property tax revenue losses attributable to the property tax exemptions for qualifying seniors and disabled veterans.
Referendum C also created the “General Fund Exempt Account” within the General Fund, to which there is to be credited money equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C. Such money may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation Strategic Transportation Project Investment Program.
Voter Approval to Retain and Spend Certain Marijuana Taxes Associated with Proposition AA. At the general election held on November 3, 2015, the State’s voters authorized the State to retain and spend $66.1 million in sales and excise taxes on the sale of marijuana and marijuana products (“Marijuana Taxes”) authorized by Proposition AA approved by the State’s voters in November of 2013 that otherwise would have been subject to a required refund to taxpayers in Fiscal Year 2015-16 pursuant to TABOR. HB 15-1367, which referred the measure to the State’s voters as Proposition BB, also provides for the allocation of the retained amount for public school capital construction, for various purposes such as law enforcement, youth programs and marijuana education and prevention programs and for use by the General Fund for any purpose. SB 17-267 increased the special sales tax on retail marijuana sales from 10% to 15% effective July 1, 2017.
State Funds
The principal operating fund of the State is the General Fund. All revenues and money not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The State also maintains several statutorily created special funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations
Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly, as described below. In January, the Governor makes additional budget recommendations to the Joint Budget Committee for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may make recommendations to the Joint Budget Committee for their own budgets.
Phase II (Legislative). The Joint Budget Committee, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the Joint Budget Committee marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by TABOR-exempt or excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants, transfers and departmental fees for services; (iv) reappropriated amounts funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended that are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the Joint Budget Committee generally is designated as a conference committee to reconcile differences. The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill.
Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation. The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly.
Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations. Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.
Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation, unless they are obligated by statute for another purpose. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.
Expenditures; The Balanced Budget and Statutory Spending Limitation. The State Constitution mandates that expenditures for any Fiscal Year may not exceed available resources for such Fiscal Year.

Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24--75-201.1, C.R.S. For the Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to: (i) such money as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year).
Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any money that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.
The limitation on the level of General Fund appropriations may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.
Fiscal Year Spending and Emergency Reserves. Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain a TABOR Reserve.
State Budget and Revenue Outlook
The following discussion is based on the Economic and Revenue Forecast dated June 21, 2022 prepared by the Colorado Legislative Council Staff Economics Section.
General Fund Budget Overview
FY 2020-21.  Based on the Annual Comprehensive Financial Report released by the Office of the State Controller, the General Fund ended FY 2020-21 with a 29.0 percent reserve, $2.87 billion higher than the statutorily required 2.86 percent reserve. General Fund revenue grew 11.2 percent in FY 2020-21 relative to year-ago levels, reflecting strong sales tax and income tax collections. Revenue subject to TABOR exceeded the Referendum C cap by $525.5 million, triggering a TABOR refund obligation payable to taxpayers in FY 2021-22.
FY 2021-22.  The General Fund is expected to end FY 2021-22 with a 26.7 percent reserve, $1.60 billion higher than the statutorily required 13.4 percent reserve. Final individual and corporate income tax payments for tax year 2021, along with estimated payments for the first quarter of 2022, considerably surpassed March 2022 forecast expectations, spurring an anticipated 21.8 percent increase in General Fund revenue over prior year levels. State revenue subject to TABOR is projected to exceed the Referendum C cap by $3.56 billion, a $1.56 billion upward revision from the March 2022 forecast reflecting robust income, sales, and severance tax collections.
FY 2022-23.  The General Fund is expected to end FY 2022-23 with a 13.6 percent reserve, $190.6 million below the statutorily required 15.0 percent reserve. This amount incorporates a preliminary total for FY 2022-23 appropriations after enactment of the budget package and other legislation, as well as legislative increases to net transfers from the General Fund totaling $1.312 billion.

General Fund revenue collections are expected to match, but not exceed, FY 2021-22 revenue, as the economy faces significant headwinds in the face of the contractionary course of monetary policy being implemented to combat inflation. Modest growth in individual income and sales tax revenue is projected to offset expected declines in corporate income tax collections. State revenue subject to TABOR is expected to exceed the Referendum C cap by $3.02 billion.
Relative to the forecast used to balance the FY 2022-23 budget during the 2022 legislative session, this forecast includes increased expectations for cash fund revenue subject to TABOR by a cumulative $219.7 million in FY 2021-22 and FY 2022-23 combined, mostly on upgraded expectations for severance tax collections. This revenue increases the General Fund obligation for TABOR refunds, resulting in a year-end reserve projected to fall below the statutory reserve requirement to which the budget was balanced.
FY 2023-24 (Unbudgeted).  General Fund revenue is expected to fall just short of FY 2022-23 collections as economic growth continues to slow. Meanwhile, the annual adjustment to the Referendum C cap for FY 2023-24 will incorporate inflation in Denver-Aurora-Lakewood consumer prices for calendar year 2022, which is projected at 7.9 percent. As a result, State revenue subject to TABOR is expected to exceed the Referendum C cap by $1.57 billion, about half of the prior year surplus. The Legislative Council Staff forecast presents two scenarios for the General Fund budget outlook for FY 2023-24.
Scenario A: Holds appropriations constant in FY 2023-24. Based on the forecast, the General Assembly will have $1.18 billion, or 6.3 percent, more to spend or save than in FY 2022-23. This amount assumes current law obligations for FY 2023-24, including transfers and rebates and expenditures, as well as a 15.0 percent reserve requirement and the projected TABOR refund obligation. The $1.18 billion amount is a cumulative amount based on prior year revenue expectations and the budget situation in FY 2022-23. Any changes in revenue expectations or changes made to the budget for FY 2022-23 will carry forward into FY 2023-24. The $1.2 billion amount holds FY 2022-23 appropriations constant and therefore does not reflect any caseload, inflationary, or other budgetary pressures.
Scenario B: Projected obligations based on current law. Scenario B presents the amount of revenue in excess of the statutorily required 15 percent reserve after the application of a set of assumptions for growth in appropriations and transfers consistent with the General Assembly’s budget actions for FY 2022-23, which include:
•	anticipated changes in budget requests funded through the Long Bill, including primarily Medicaid and K-12 education;
•	increases in employee compensation and community provider rates consistent with the increases approved for FY 2022-23;
•	increases in the statutory reserve requirement that follow from the assumed changes in appropriations;
•	FY 2023-24 costs for capital construction and IT capital projects funded for FY 2022-23; and
•	a placeholder amount for capital transfers for controlled maintenance, consistent with the State Architect’s recommendation for annual controlled maintenance expenditures.
In total, the assumptions in Scenario B include $965.2 million in General Fund obligations for appropriations, transfers, and the statutory reserve in excess of the current law appropriations and transfers incorporated in Scenario A.  Under this scenario, the General Assembly will have an additional $218.8 million, or 1.2 percent, more available to spend or save after the assumed increases.

Risks to the General Fund Budget Outlook
Inflation is unusually high, and additional risks remain. In recent months, inflationary pressures have gained significant momentum from wage gains, pandemic-induced supply chain disruptions, and geopolitical conflict. The forecast projects that the Denver-Aurora-Lakewood consumer price index will rise 7.9 percent in 2022 and 4.6 percent in 2023, before easing to 3.1 percent in 2024. The inflation outlook carries additional risk due to the potential for positive feedback in a wage-price spiral, as well as prolonged disruptions in commodity markets due to the conflict in Ukraine and in other goods and services delivered by pandemic-affected supply chains.
Rising costs are expected to drive increases in many General Fund budget items. High inflation in 2022 will drive a large increase in the Referendum C cap, allowing the State to retain more of the revenue it collects; however, that increase will occur in FY 2023-24, while costs are rising now.
General Fund forecast error threatens TABOR refunds, while recession risk threatens the budget outlook. Strong General Fund collections have boosted revenue well above the Referendum C cap, resulting in TABOR surpluses large enough to absorb regular forecast error in FY 2021-22 and FY 2022-23. In other words, higher (or lower) revenue would result in higher (or lower) TABOR refunds, but would not affect the General Fund budget. However, given significant risks to the economic outlook, the risk of recession during the forecast period is elevated. A recession would likely reduce revenue below the Referendum C cap, thereby reducing the amount available for the General Fund budget.
Higher-than-expected cash funds revenue will increase General Fund budget pressures. Some cash funds—including severance tax revenue, which is the State’s most volatile revenue stream—are subject to the TABOR limit. Because TABOR surpluses are refunded using General Fund money, higher than expected cash funds revenue would create additional budgetary pressures for the General Fund.
General Fund Transfers to Transportation and Capital Construction
General Fund contributions to transportation. Following a one-time $30.0 million transfer from the General Fund to the State Highway Fund for FY 2020-21, legislation enacted in 2021 directed an additional $294.0 million in transfers to the State Highway Fund in FY 2021-22. For FY 2022-23 through FY 2025-26, Senate Bill 21-260 requires transfers from the General Fund to the State Highway Fund and the Multimodal Transportation and Mitigation Options Fund depending on the amount of revenue retained as a result of the TABOR limit adjustment in the bill. The Legislative Council Staff forecast projects that the entire $115.0 million transfer will be made in FY 2022-23, with no additional transfer requirement thereafter. The bill also creates new ongoing transfers that begin in FY 2024-25, beyond the current forecast period.
Legislation enacted in 2022 directs an additional $78.4 million to transportation-related funds in FY 2021-22, and $85.5 million to transportation-related funds in FY 2022-23. In FY 2021-22, transfers enacted in 2022 direct:
•	$40.0 million to the State Highway Fund (SB 22-180);
•	$36.5 million to the Highway Users Tax Fund (HB 22-1411); and
•	$1.9 million to the Southwest Chief Rail Line Economic Development, Rural Tourism, and Infrastructure Repair and Maintenance Fund (SB 22-176).
In FY 2022-23, transfers enacted in 2022 direct:

•	$31.4 million to the Highway Users Tax Fund (HB 22-1351);
•	$0.5 million to the Unused State-Owned Real Property Fund (SB 22-176); and
•	$53.6 million to the State Highway Fund ($47.1 million from HB 22-1351; $6.5 million from SB 22-176).
General Fund transfers for capital projects. Legislation enacted in 2022 directs $5.1 million in FY 2021-22 and $462.2 million in FY 2022-23 for capital construction and IT capital projects.
State Education Fund
The Colorado Constitution requires the State Education Fund to receive one-third of one percent of taxable income. In FY 2021-22, the State Education Fund will receive $993.5 million as a result of this requirement, with similar amounts expected in FY 2022-23 and FY 2023-24. Relative to the March 2022 forecast, expectations for the constitutionally required transfer were revised up on higher expectations for taxable income.
In addition, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the State Education Fund. Most recently:
•	House Bill 20-1420 included transfers of $113 million in FY 2020-21 and $23 million in FY 2021-22;
•	Senate Bill 21-208 included a $100 million transfer in FY 2021-22;
•	Senate Bill 22-238 included a $200 million transfer in FY 2022-23; and
•	House Bill 22-1390 included a $290 million transfer in FY 2022-23, net of an amendment to the transfer amount enacted in Senate Bill 22-202.
Finally, Proposition EE, which was approved by voters in the November 2020 election, also transfers new revenue from increased cigarette, tobacco and nicotine taxes to the State Education Fund for three fiscal years. These amounts are currently estimated at $4.9 million in FY 2020-21, $146.4 million in FY 2021-22, and $137.6 million in FY 2022-23. These amounts represent a portion of the transfers from the General Fund to the 2020 Tax Holding Fund under House Bill 20-1427.
Fiscal Policies Dependent on Revenue Conditions
Certain fiscal policies are dependent upon forecast revenue conditions. These policies are summarized below.
Partial refundability of the conservation easement tax credit is expected to be available for tax years 2021 through 2024. The conservation easement income tax credit is available as a nonrefundable credit in most years. In tax years when the State refunds a TABOR surplus, taxpayers may claim an amount up to $50,000, less their income tax liability, as a refundable credit. The State collected a TABOR surplus in FY 2020-21, and the forecast expects a TABOR surplus in each of FY 2021-22, FY 2022-23, and FY 2023-24. Therefore, partial refundability of the credit is expected to be available for tax years 2021, 2022, 2023, and 2024.

Contingent transfers for affordable housing. House Bill 19-1322 created conditional transfers from the Unclaimed Property Trust Fund (UPTF) to the Housing Development Grant Fund for affordable housing projects for three fiscal years. House Bill 20-1370 delayed the start of these contingent transfers until FY 2022-23. The transfers are contingent based on the balance in the UPTF as of June 1 and the Legislative Council Staff June 2023 forecast and subsequent June forecasts. For the fiscal year in which a relevant forecast is published, if revenue subject to TABOR is projected to fall below a “cutoff” amount equal to the projected Referendum C cap minus $30 million dollars, a transfer will be made. The transfer is equal to the greater of $30 million, or the UPTF fund balance. Based on this forecast, no transfer is expected for FY 2022-23 or FY 2023-24, as revenue subject to TABOR is expected to come in well above the cutoff amount.
TABOR Outlook
In FY 2020-21, State revenue subject to TABOR exceeded the Referendum C cap, creating a State obligation for TABOR refunds to taxpayers in FY 2021-22. State revenue subject to TABOR is projected to exceed the Referendum C cap in each of FY 2021-22, FY 2022-23, and FY 2023-24, creating a State obligation for TABOR refunds to taxpayers in each of FY 2022-23, FY 2023-24, and FY 2024-25.
FY 2020-21. The audited Annual Comprehensive Financial Report reports that revenue subject to TABOR exceeded the Referendum C cap by $525.5 million. After accounting for an outstanding refund obligation attributable to under-refunds of prior TABOR surpluses, the Controller reports that the State is obligated to refund $547.9 million in the current FY 2021-22. The FY 2020-21 surplus is being refunded to taxpayers via the TABOR refund mechanisms under current law, which are explained in greater detail below. Mechanisms to pay refunds were set based on preliminary estimates of the FY 2020-21 TABOR surplus in September 2021, which underestimated the refund obligation. For this reason, the forecast expects that mechanisms will under-refund the FY 2020-21 surplus, resulting in a future obligation for the under-refund amount.
Forecasts for FY 2021-22 through FY 2023-24. State revenue subject to TABOR is projected to exceed the Referendum C cap throughout the forecast period. In the current FY 2021-22, revenue is expected to exceed the Referendum C cap by $3.6 billion, and to exceed the cap by a further $3.0 billion in FY 2022-23 and $1.6 billion in FY 2023-24. Refunds of those amounts are expected to be returned to taxpayers in the fiscal year following each surplus. The actual refund obligation in any given year will incorporate any over- or under-refund of prior year surpluses. Relative to the March 2022 forecast, expectations for revenue subject to TABOR were increased through the forecast period, due to higher expectations for General Fund and cash fund revenue subject to TABOR. These higher revenue expectations offset the impact of higher inflation expectations for calendar year 2022, which increased expectations for the FY 2023-24 Referendum C cap.
Enterprise disqualification and requalification. When a State program no longer satisfies the requirements to qualify as a TABOR enterprise, it is “disqualified.” The program’s revenue becomes subject to TABOR and an upward adjustment equal to that revenue amount is also made to the Referendum C cap. Similarly, downward adjustments are made to both revenue and the Referendum C cap when an enterprise requalifies. The Legislative Council Staff forecast includes enterprise adjustments for the Auraria Higher Education Center, which was disqualified in FY 2020-21 and is expected to requalify in FY 2021-22, and for Adams State University, which is expected to be disqualified in FY 2021-22. The forecast assumes that Adams State will requalify as an enterprise in FY 2022-23. Single-year enterprise adjustments have no net impact on the amount to be refunded to taxpayers. However, if an enterprise remains disqualified for multiple years, growth in that enterprise’s revenue between those years may increase (or decrease) the TABOR refund obligation if its revenue grows faster (or slower) than allowable growth.

Risks to the forecast. Estimates of the TABOR surplus and TABOR refund obligation represent the amount by which State revenue subject to TABOR is expected to exceed the Referendum C cap. Therefore, any error in the General Fund or cash funds revenue forecasts will result in an error of an equal amount in the TABOR refund forecast. Any forecast error for inflation or population growth will also impact the TABOR situation by resulting in higher or lower allowable growth in the Referendum C cap.
In an environment where large TABOR refunds are expected TABOR insulates the General Fund budget from the impacts of error in the General Fund revenue forecast. Greater than expected General Fund revenue will result in a larger General Fund obligation for TABOR refunds, with no net impact on the amount available for the General Fund budget. Lower than expected General Fund revenue will result in a smaller obligation for TABOR refunds, and will impact the budget only if the error is great enough to erase the entire projected TABOR surplus.
By contrast, error in the forecast for cash fund revenue subject to TABOR poses a risk to the outlook for the General Fund budget. Greater than expected revenue from cash fund sources would increase the General Fund obligation for TABOR refunds, thereby reducing the amount available for the budget.
TABOR refund mechanisms. Current State law includes three ongoing and one temporary TABOR refund mechanism. The three ongoing refund mechanisms include the property tax exemptions for seniors and veterans with a disability, the temporary reduction in the income tax rate from 4.55 percent to 4.50 percent, and the six-tier sales tax refund mechanism based on taxpayers’ incomes. Based on the forecast, all three ongoing refund mechanisms are expected to be used for tax years 2022, 2023, and 2024. Senate Bill 22-233 establishes an additional refund mechanism to refund the FY 2021-22 surplus for tax year 2022 through direct payments to taxpayers, after funding the property tax exemptions and the temporary income tax rate reduction and before funding the six-tier sales tax refund mechanism.
Direct payments in 2022 are estimated to be $750 for single-filing taxpayers and $1,500 for households filing jointly.
Refunds made via property tax exemptions reduce an obligation that would otherwise be paid from General Fund revenue. Refunds made via the income tax rate reduction and sales tax refund are paid to taxpayers when they file their State income tax returns. Direct payments are required to be sent to most taxpayers by October 2022. These three mechanisms are accounted for as an offset against the amount of surplus revenue restricted to pay TABOR refunds, rather than as a revenue reduction. Therefore, the General Fund revenue forecast does not incorporate downward adjustments as a result of these refund mechanisms being activated.
General Fund Revenue
This section presents the Legislative Council Staff outlook for General Fund revenue, the State’s main source of funding for discretionary operating appropriations.
FY 2020-21. Final audited figures show that General Fund revenue increased 11.2 percent over FY 2019-20 levels to total $14.3 billion in FY 2020-21. Gains were broad-based across revenue streams, with robust income and sales tax collections driving growth.
Forecast for FY 2021-22 through FY 2023-24. General Fund revenue is expected to increase 21.8 percent to total $17.4 billion in FY 2021-22. The extraordinary revenue increase is broad-based, reflecting much higher than expected individual and corporate income tax payments, alongside impressive increases in sales and use taxes and the first full year of tobacco tax collections under Proposition EE. In FY 2022-23 and FY 2023-24, growth is expected to slow considerably as inflationary pressures erode business profits, consumers rein in spending on goods, and higher interest rates slow economic activity. Gross General Fund revenue is expected to be relatively flat in FY 2022-23 and FY 2023-24.
Forecast revisions. Relative to the March 2022 forecast, the revenue outlook for the current FY 2021-22 was increased by $1.5 billion, or 9.2 percent, with over 80 percent of the revision attributable to individual and corporate income tax expectations. Revenue expectations were revised upward by $1.4 billion and 1.0 billion for FY 2022-23 and FY 2023-24, respectively.
Risks to the forecast. Risks to the General Fund revenue forecast remain elevated. On the upside, revenue collections have consistently outperformed forecast expectations since the beginning of the pandemic recession. Higher inflationary pressures and stronger-than-expected wage gains could boost sales tax and individual income tax collections above the amounts projected in the forecast. Downside risks include depressed capital gains on ongoing near-term equity market volatility, adverse business impacts from higher-than-expected inflation, or slower than expected economic activity in response to monetary policy tightening.
Limited information is available to confirm the impact of recent income tax policy changes and the extent to which federal fiscal stimulus has supported State income taxes over the past two years. These policy impacts complicate the ability to assess the underlying health of the State tax base, which could be stronger or weaker than currently forecast.
Legislative adjustments. The Legislative Council Staff forecast incorporates the estimated fiscal impacts of legislation enacted by the General Assembly during the 2022 legislative session.
Individual Income Tax
Taxable income earned by individuals and non-corporate businesses is taxed at a flat rate of 4.55 percent. Revenue is credited to the General Fund and is subject to TABOR, except that an amount equal to one third of 1 percent of taxable income is transferred to the State Education Fund (SEF) and exempt from TABOR. Individual income tax revenue is the largest source of General Fund revenue, accounting for about 60 percent of revenue to the General Fund in FY 2020-21, net of the SEF transfer. An initiative scheduled to be on the ballot on November 8, 2022, would, if it passes, reduce the Colorado income tax rate to 4.4% for tax years beginning on or after January 1, 2022.  If this initiative is successful, the resulting reduction in state revenues has been estimated to be $530 million for FY2022-23 and $370 million for FY 2023-24, with ongoing reductions in future years.
FY 2020-21. Individual income tax collections exceeded expectations throughout FY 2020-21 as growth in incomes continued unabated by the pandemic recession. In FY 2020-21, individual income tax revenue collections, before the application of the SEF transfer, increased by 9.6 percent over year ago levels to $9.5 billion.
FY 2021-22. In the current FY 2021-22, individual income tax collections are expected to reach $11.5 billion before application of the SEF transfer, an increase of 20.9 percent over year-ago levels. For most taxpayers, final payments for tax year 2021 were due on April 18, 2022. While data on final payments are incomplete, available data suggest that net tax receipts for the 2021 tax year continued to grow over 2020 net tax receipts. An increase in refunds was offset by significant increases in withholding, estimated payments, and final cash payments. The rapid increase in wage withholding is consistent with rapid wage and salary growth, estimated at 9.7 percent in 2021, compared with 2.3 percent in 2020. Estimated payments and cash with returns were up substantially over year-ago levels in April, suggesting that taxpayers may have underestimated 2021 tax liability due to pandemic-related distortions, bolstering 2021 cash payments as well as 2022 estimated payments. Investors may be pulling forward capital gains, as well, in anticipation of inflation and interest rate hikes impacting financial asset values.
The Legislative Council Staff forecast of income tax revenue for FY 2021-22 is greater than estimated tax year 2021 payments because it includes accruals of anticipated tax revenue for tax year 2022.
Legislative Council Staff Forecast for FY 2022-23 through FY 2023-24. Individual income tax collections are expected to slow in FY 2022-23, increasing by 1.4 percent, before declining by 1.3 percent in FY 2023-24. While wages and salaries are expected to grow at elevated rates in 2022, bolstering withholding and pushing taxpayers into higher tax brackets, inflation, tightening monetary policy, geopolitical uncertainty, and slowing economic growth are expected to weigh on estimated payments as well as cash with returns while boosting refunds.
Income tax rate. The Legislative Council Staff forecast expects the State TABOR refund obligation for each of FY 2020-21 through FY 2022-23 to be sufficient to trigger a temporary reduction in the income tax rate from 4.55 percent to 4.50 percent for each of tax years 2021 through 2024. The cost of the rate reduction is accounted as a debit against restricted prior year TABOR surpluses, rather than a reduction in current year revenue. Therefore, the forecast for all fiscal years reflects the application of a 4.55 percent tax rate for budget purposes.
Legislative adjustments. The Legislative Council Staff forecast includes significant adjustments for the future impacts of recent legislation on individual income tax revenue. For tax year 2022, House Bill 22-1205 creates a refundable, means-tested income tax credit for senior Coloradans who do not claim a homestead property tax exemption. House Bill 22-1010 creates a refundable income tax credit for early childhood educators for tax years 2022 through 2025. Twelve bills enacted during the 2022 legislative session establish or extend income tax credits or deductions, many temporarily, and are expected to reduce income tax revenue by between $55 million and $140 million annually during the forecast period.
Corporate Income Tax
Corporate income taxes have historically been a volatile revenue source because they are highly susceptible to changes in the broader economy and the business cycle. In FY 2020-21, corporate income tax revenue totaled a record amount of $1,183.7 million in FY 2020-21, a 62.5 percent increase from the prior fiscal year. Corporate profits reached their nadir in the second quarter of 2020, but they have since grown at a rapid pace. Additionally, the pandemic caused a shift in consumer spending toward goods-producing businesses, which tend to account for a larger share of corporate income tax in Colorado, increasing corporate income tax revenue further.
Collections are expected to further increase in the current FY 2021-22 to $1,591.0 million. Unprecedented amounts of federal aid to individuals and businesses in the form of stimulus checks, supplemental unemployment benefits, expanded child tax credits, and forgivable business loans, plus a shift to spending on goods, which are taxable, continue to support corporate profits and income tax revenue.
Corporate income tax revenue is expected to fall by 25.0 percent and 12.2 percent in FY 2022-23 and FY 2023-24, respectively, as subsidies from federal aid wane, inflationary pressures erode profits, and consumers shift from goods to services consumption. Nevertheless, total corporate income taxes are expected to total just over $1 billion in FY 2023-24, well above the pre-pandemic high of $794.7 million in FY 2018-19.
Legislative adjustments. The Legislative Council Staff forecast includes adjustments for the future impacts of recent legislation on corporate income tax revenue. For tax years 2023 and 2024, House Bill 22-

1026 replaces a tax deduction with a tax credit for employers offering subsidized public transportation and ridesharing benefits to their employees.
Sales Tax
The 2.9 percent State sales tax is assessed on the purchase of goods, except those specifically exempted, and a relatively small collection of services. Sales tax receipts grew throughout the pandemic, increasing by 4.7 percent in FY 2019-20 and another 6.9 percent during FY 2020-21. Sales tax receipts have been supported by robust consumer and business activity, large fiscal stimulus measures, and improving pandemic conditions.
Sales tax receipts accelerated in FY 2021-22 as household balance sheets remained healthy, spending on goods remained elevated, and consumers returned to spending on food services and accommodations. Sales taxes are also influenced by rising prices. Notably, a significant portion of growth is attributable to upward price pressures for key goods such as food and motor vehicles. Despite the impact of the recession on employment and wages, government transfer payments boosted personal income to record levels. Personal savings rates also spiked, rising as high as 34 percent nationally after initial stimulus payments in 2020 following the onset of the pandemic, and remaining elevated, at 26.6 percent during the spring of 2021. By April 2022, the personal savings rate dropped to 4.4 percent and personal savings fell from a seasonally adjusted annual rate of $4.0 trillion in the first quarter of 2021 to $1.2 trillion in the first quarter of 2022. The drawdown of personal savings buoyed spending activity as personal income slowed somewhat with lower government transfer payments. Sales tax revenue is expected to rise 18.6 percent in FY 2021-22. In FY 2022-23, personal incomes are expected to moderate and legislative adjustments will slow revenue growth to 4.2 percent; however, slowing will be offset somewhat by higher anticipated inflation. In FY 2023-24, sales tax revenue is expected to grow more in line with personal income and increase by 6.1 percent.
Use Tax
The 2.9 percent State use tax is due when sales tax is owed, but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. During the forecast period, use tax is expected to grow by 10.2 percent in FY 2021-22, and then at a slower pace of 9.4 percent and 4.4 percent in FY 2022-23 and FY 2023-24, respectively. Over the forecast period, revenue growth will be supported by more investment in oil and gas activity, improved nonresidential construction and investment activity, and upward price pressures.
Use tax revenue fell sharply in FY 2019-20 as rules promulgated by the Department of Revenue and legislative changes enacted in HB 19-1240 converted retail use tax collections to sales tax collections. The immediate, steep decline in retailers’ use tax moderated and reversed in FY 2020-21. Use tax collections are now expected to grow over the long term as business activity increases.
Proposition EE Cigarette, Tobacco, and Nicotine Taxes
Proposition EE taxes, which are deposited in the General Fund, transferred to the 2020 Tax Holding Fund, and distributed to fund affordable housing, eviction legal defense, rural schools, tobacco education programs and, in the future, preschool programs. Proposition EE taxes totaled $49.0 million in FY 2020-21. The Legislative Council Staff forecast estimates that Proposition EE taxes will total $203.0 million in FY 2021-22 and $199.2 million in FY 2022-23.
Proposition EE was referred to voters under House Bill 20-1427 and approved in November 2020. The measure increased cigarette and tobacco taxes and created a new tax on nicotine products. Beginning

January 1, 2021, the cigarette tax increased from $0.84 to $1.94 per pack; the tax for tobacco products increased from 40 percent to 50 percent of manufacturer’s list price (MLP); and the new tax for nicotine products, 30 percent of MLP, was instituted. These tax rates will continue to increase incrementally until FY 2027-28, when they reach $2.64 per pack for cigarettes and 62 percent of MLP for tobacco and nicotine products. Revenue from the new taxes is exempt from TABOR as a voter-approved revenue change.
Cash Fund Revenue
Typically, the largest cash fund revenue sources subject to TABOR are motor fuel taxes and other transportation-related revenue, gaming taxes, and severance taxes. The end of this section also presents the forecasts for marijuana tax revenue, Federal Mineral Lease payments, and the outlook for the Unemployment Insurance Trust Fund. These forecasts are presented separately because they are not subject to TABOR limitations.
FY 2020-21. Figures from the Office of the State Controller indicate cash fund revenue subject to TABOR totaled $2.24 billion in FY 2020-21, a decrease of 0.2 percent from the prior fiscal year.
FY 2021-22 through FY 2023-24. Total cash fund revenue subject to TABOR in the current FY 2021-22 is expected to total $2.60 billion. Revenue will increase by $364 million, or 16.3 percent, from FY 2020-21, with nearly 85 percent of the increase attributable to severance tax collections. Cash fund revenue growth is expected to moderate to 4.5 percent and 3.3 percent in FY 2022-23 and FY 2023-24, respectively, as severance tax revenue gains slow. Relative to March 2022, multiple cash fund forecasts were revised downwards, while severance tax revenue expectations were revised upwards significantly. Continued price pressures in energy markets boosted severance tax collections. Meanwhile, higher gasoline prices have depressed demand for gasoline, lowering gas tax collections.
Transportation-related revenue subject to TABOR ended FY 2020-21 down 3.5 percent, falling for the second consecutive year as fuel tax revenues continued to decline from reduced commuter traffic and travel activity. Revenue is expected to end FY 2021-22 up 6.5 percent as travel activity has resumed. While the spike in energy prices is expected to weigh on motor fuel consumption over the next year, increased travel activity and new fee revenue will contribute to growth through the forecast period. However, growth in FY 2022-23 will be lower than previously anticipated due to legislation that delayed new road usage fees to April 2023. Revenue is expected to increase 2.7 percent in FY 2022-23 and 10.9 percent in FY 2023-24.
Most fuel taxes and vehicle registration fees are credited to the Highway Users Tax Fund (HUTF) and disbursed to the Department of Transportation, the State Patrol, the Division of Motor Vehicles, and to county and municipal governments for transportation purposes. In FY 2020-21, HUTF revenue decreased for the second consecutive year, falling 2.6 percent on sagging fuel consumption. Fuel tax receipts are expected to rebound in FY 2021-22, but stay below pre-pandemic peak levels until FY 2022-23. Although fuel consumption is expected to grow through the forecast period, improving vehicle fuel efficiency and permanent shifts to remote work for some will dampen expected growth over the long term. From FY 2022-23 through the forecast period, registration fee revenue will contract by more than previously anticipated due to 2022 legislation that further lowered a temporary road safety surcharge reduction.
Senate Bill 21-260 temporarily lowered the road safety surcharge, created a road usage fee on gasoline and diesel fuel, created retail delivery fees, and made other transportation-related fee adjustments that impact State revenue subject to and exempt from TABOR. A lawsuit was filed in April 2022 challenging provisions of Senate Bill 21-260 as violating the Colorado Constitution and state law. If the plaintiffs are successful on some or all of their claims regarding the fees imposed under SB 21-260, the state (or the enterprise(s) funded by Senate Bill 21-260) could lose some or all of the revenues expected to be raised under Senate Bill 21-260, which are estimated to be $113.4 million in FY 2022-2023.  Fee revenues in the outlook were further affected by House Bill 22-1351, that delayed the aforementioned road usage fee implementation and further lowered the road safety surcharge. Lastly, House Bill 22-1254 made both upward and downward changes to fee revenues and the HUTF that will influence the outlook during the forecast period and beyond.
Severance tax revenue, including interest earnings, totaled $14.7 million in FY 2020-21, a decline from $131.7 million in the prior year. After decreasing over the past two fiscal years, revenue is expected to increase to $325.0 million in FY 2021-22. Severance tax revenue is expected to increase again in FY 2022-23 as market pressures keep oil and gas prices near historic levels into 2023. Collections are expected to decline in FY 2023-24 as prices decline and ad valorem tax credit utilization increases. Severance tax revenue is more volatile than other revenue sources due to the boom-bust nature of the oil and gas sector and Colorado’s tax structure.
Severance tax collections from oil and natural gas totaled $0.6 million in FY 2020-21 and are forecast to increase in FY 2021-22 to $310.0 million. Compared to March 2022, expectations for oil and gas severance tax revenue were revised upward significantly based on impressive, and surprising, revenue collections in April 2022, which were the largest ever received by a considerable margin. Despite relatively minor increases in production, elevated energy prices have resulted in exceptionally strong collections from oil and gas producers. Collections are forecast to increase again in FY 2022-23 to $351.8 million before declining in FY 2023-24 along with a forecasted decrease in energy prices.
After falling precipitously in early 2020, oil prices have surged to about $110 per barrel in May 2022. Similarly, natural gas prices have risen to about $8.15 per million BTU in May 2022, after they fell below $2 per million BTU for much of 2020. Despite the sharp rise in prices, production in Colorado has been slow to come back online. Many wells are shut and only 15 rigs are active in the State, down from around 30 during 2019. Oil prices are forecast to average about $99 per barrel over 2022, and $93 per barrel over 2023. Natural gas prices are forecast to average $7.40 per million BTU over 2022, and $4.75 over 2023.
After declining by 27.4 percent in FY 2020-21, coal severance tax revenue is expected to increase in FY 2021-22 by nearly 50 percent to $2.8 million. HB 21-1312 phased out certain tax credits for coal production in the State, which will contribute to collections growth through FY 2023-24. Coal prices have similarly seen increased price pressure as a result of the war in Ukraine, which has contributed to collections. Beyond the forecast period, collections are expected to resume their previous decline as electricity generation continues to transition away from coal to renewable sources and natural gas.
Metal and molybdenum mines are expected to pay $2.4 million in severance taxes on the value of minerals produced in FY 2021-22 and $2.5 million in FY 2022-23. In 2021, prices for molybdenum increased nearly 100 percent, and are forecast to remain near this historic high for the next couple of years, increasing the value of production in the State.
Finally, interest earnings on severance tax revenue are expected to total $9.9 million in FY 2021-22 and $10.4 million in FY 2022-23. The forecast for interest earnings has been revised upward to reflect higher collections leading to a larger principal balance and rising interest rates.
Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. The State limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings. Casinos on tribal lands in southwestern Colorado are not subject to the State tax.

In March 2020, Colorado casinos were closed by executive order and were allowed to reopen with limited capacity and limited game offerings in June 2020. Gaming revenue gradually improved over the latter half of calendar year 2020 and into 2021. Additionally, voters passed Amendment 77, and voters in Black Hawk, Central City, and Cripple Creek passed ordinances to remove bet limits and permit more games. As restrictions were removed in May 2021, revenue surged over the spring months and continued to grow over the second and third quarters of 2021. Boosted by expanded gaming activity from Amendment 77 and pent-up demand following the pandemic-induced downturn, tax revenue is expected to grow by 35.2 percent in FY 2021-22 and remain at this elevated level through the forecast period.
Most gaming revenue is subject to TABOR. Revenue attributable to gaming expansions enacted under Amendment 50 and Amendment 77 (extended gaming), is TABOR-exempt. Senate Bill 22-216 modified the allocation of limited and extended gaming revenue through the forecast period. The bill set limited gaming revenue subject to TABOR at about $114.0 million. Combined with fee and interest revenue, gaming revenue subject to TABOR is expected to increase by 13.4 percent in FY 2021-22 to $115.5 million. Through the forecast period, gaming revenue subject to TABOR is expected to grow 0.3 percent in FY 2022-23 and 0.7 percent in FY 2023-24.
Sports betting was legalized in the State after the passage of Proposition DD at the November 2019 election. Betting launched on May 1, 2020, growing rapidly through the latter half of 2020 and into 2021. Revenue collected from sports betting activity includes licensing fees, set at between $1,200 and $2,000 per operator, and a master license charged biannually, an operations fee, and tax revenue, which is set at 10 percent of casinos’ net sports betting proceeds. As voter-approved revenue, sports betting tax revenue is not subject to the TABOR limit; however, fee revenues are subject to TABOR. Sports betting revenue subject to TABOR was up 5.6 percent through the first 10 months of FY 2021-22, reaching $2.4 million over this span. Sports betting revenue subject to TABOR is included in the Other Cash Funds forecast.
In FY 2020-21, sports betting taxes exempt from TABOR totaled $8.1 million. Betting activity continues to grow and in FY 2021-22, revenue was up more than 65 percent through April year-to-date, at about $10.5 million.
Marijuana tax revenue totaled $424.5 million in FY 2020-21, a 22.2 percent increase from the prior fiscal year. Marijuana tax revenues are forecast to decline in FY 2021-22 by 12.2 percent to $372.5 million. Marijuana collections increased dramatically during and after the COVID-19 induced recession, and appear to be returning to more normal levels as travel and activity restrictions faded. Despite this decline, revenue in FY 2021-22 will remain about 7.3 percent higher than FY 2019-20 levels. Revenue is forecast to grow throughout the forecast period, reaching $401.8 million in FY 2023-24. The majority of the revenue from the marijuana industry is voter-approved revenue exempt from TABOR; however, the 2.9 percent State sales tax is subject to the State’s revenue limit.
The special sales tax is the largest source of marijuana revenue and is imposed at a rate of 15 percent of the retail price of marijuana. The special sales tax generated $288.2 million in FY 2020-21. Revenue from the special sales tax is expected to decline to $258.5 million in FY 2021-22, a 10.3 percent decrease from the prior year. Expectations for FY 2021-22 were revised down slightly from the March 2022 forecast based on weaker than expected collections. Revenue is expected to grow through the rest of the forecast period, reaching $267.6 million in FY 2022-23 and $285.0 million by FY 2023-24. The State distributes 10 percent of the special sales tax to local governments and retains the rest in the Marijuana Tax Cash Fund, the General Fund, and the State Public School Fund.
The excise tax is the second-largest source of marijuana revenue and is dedicated to the BEST Fund for school construction. After strong growth in FY 2020-21, marijuana excise tax revenue will decline in FY 2021-22 on slowing demand and declining wholesale prices. Revenue from marijuana excise taxes is expected to total $101.5 million in FY 2021-22, $99.9 million in FY 2022-23, and $104.4 million in FY 2023-24. The excise tax is based on the calculated or actual wholesale price of marijuana when it is transferred from the cultivator to the retailer.
There is considerable uncertainty about the calculated price due to a lack of available information. The wholesale price fell to $799 per pound in the second quarter of 2022. After facing upward pressure in 2020 due to increased demand and constrained supply, the wholesale price has declined since. The wholesale price is a significant determinant of excise tax revenue, and remains both an upside and downside risk to the forecast.
The 2.9 percent State sales tax rate applies to medical marijuana and marijuana accessories purchased at a retail marijuana store. The medical marijuana sales tax generated $13.8 million in FY 2020-21, and is expected to generate $11.1 million in FY 2021-22. Retail marijuana dispensaries remitted $1.6 million in sales tax in FY 2020-21. Collections are expected to decline in FY 2021-22 to $1.4 million and to remain around this level throughout the forecast period. Revenue from the 2.9 percent sales tax is deposited in the Marijuana Tax Cash Fund and is subject to TABOR.
Federal Mineral Lease (FML) revenue is the State's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production on federal land and royalty rates between the federal government and mining companies. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of State revenue.
FML revenue totaled $82.7 million in FY 2020-21, a 31.8 percent increase from FY 2019-20. In FY 2021-22, FML revenue is forecast to increase 49 percent to $123.2 million. Producers are expected to increase production in the near future due to higher natural gas prices. Natural gas prices fell below $2 per million BTU in 2020, but are forecast to average $7.40 per million BTU over 2022 and $4.75 per million BTU over 2023. Declining natural gas prices in 2023 are expected to result in declining FML revenues in FY 2023-24.
After ending FY 2020-21 with a deficit of $1.0 billion, the balance of the Unemployment Insurance (UI) Trust Fund has improved in FY 2021-22. Revenue to the UI Trust Fund is not subject to TABOR. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is subject to TABOR and is included in the revenue estimates for other cash funds.
UI benefits paid continue to decline after seeing an unprecedented increase during the pandemic recession. As a consequence, the fund was nearly depleted on June 30, 2020, and became insolvent on August 18, 2020, triggering a move to the highest premium rate schedule beginning January 1, 2022.
When the balance of the UI Trust Fund falls below zero, the federal government requires that another revenue source be found to continue funding the UI program. Colorado began borrowing from the Federal Unemployment Account (FUA) to fund benefit payments in August 2020. FUA loans were extended interest-free until September 6, 2021, at 2.28 percent during the remainder of 2021 and a rate of 1.59 percent in 2022. Colorado made an interest payment of $1.5 million in September 2021 from Coronavirus Relief Funds. As of June 14, 2022, Colorado has $133.1 million in federal loans outstanding, down from $1.013 billion in March 2022. Colorado is one of six states with outstanding FUA loans, which range from Colorado’s $133.1 million to California’s $17.7 billion.
The Legislative Council Staff forecast incorporates adjustments to fund revenues and loan balances enacted with Senate Bill 20-207 and Senate Bill 22-234. Senate Bill 22-207 suspends the solvency surcharge for 2021 and 2022, and, beginning in 2022, incrementally increases the chargeable wage base to $17,000 in

2022, $20,400 in 2023, and $23,800 in 2024. Senate Bill 22-234 continues the suspension of the solvency surcharge for 2023, and allocates American Rescue Plan Act funds for repayment of FUA loans and interest. Pursuant to Senate Bill 22-234, $580 million was used to repay outstanding FUA loans in May 2022, while $20 million was set aside for the required September 30, 2022, interest payment on remaining outstanding loans.
The amount of UI benefits paid is expected to decline in FY 2021-22, to $501.0 million, and to $414.0 million in FY 2022-23, before increasing to $456.7 million in FY 2023-24. The solvency surcharge is expected to be applied in FY 2023-24 as the June 30, 2023, fund balance is expected to remain below the 0.7 percent annual private wages threshold required to turn it off. Fund revenues are expected to increase through the forecast period, allowing continued repayment of federal loans outstanding and an improvement in the UITF balance.
Fiscal Controls and Financial Reporting
No moneys may be disbursed to pay any appropriations unless a commitment voucher has been prepared by the agency seeking payment and submitted to the central accounting system, which is managed by the Office of the State Controller, a division of the Department of Personnel & Administration. The State Controller is the head of the Office of the State Controller. The State Controller or his delegate have statutory responsibility for reviewing each commitment voucher submitted to determine whether the proposed expenditure is authorized by appropriation, whether the appropriation contains sufficient funds to pay the expenditure and whether the prices are fair and reasonable. All payments from the State Treasury are made by warrants or checks signed by the State Controller and countersigned by the State Treasurer, or by electronic funds transfer. The signature of the State Controller on a warrant or check is full authority for the State Treasurer to pay the warrant or check upon presentation.
The State Controller is appointed by the Executive Director of the Department of Personnel & Administration. Except for certain institutions of higher education which have elected to establish their own fiscal rules, the State Controller has statutory responsibility for coordinating all procedures for financial administration and financial control in order to integrate them into an adequate and unified system, conducting all central accounting and issuing warrants or checks for payment of claims against the State. The State Controller prepares an Annual Comprehensive Financial Report, or “ACFR,” in accordance with generally accepted accounting principles (“GAAP”) applicable to governmental entities, with certain statutory exceptions for budget compliance and reporting.
THE STATE GENERAL FUND
The General Fund
The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. As required by changes in GAAP, the General Fund reported in the State’s Fiscal Year 2010-11 ACFR and subsequent ACFRs includes a large number of statutorily created special State funds that do not meet the GAAP requirements to be presented as Special Revenue Funds. To make the distinction between the statutory General Fund and the GAAP General Fund, the ACFR refers to the statutory General Fund as the General Purpose Revenue Fund. The revenues in the General Purpose Revenue Fund are not collected for a specific statutory use but rather are available for appropriation for any purpose by the General Assembly.

General Fund Revenue Sources
The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products, marijuana, and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.
STATE PENSION SYSTEM
General Description
Overview. The State of Colorado, like most other state and local governments, provides post-employment benefits to its employees based on their work tenure and earnings history. By statute, the State created PERA, which administers cost-sharing, multiple-employer defined benefit plans to provide retirement, death and disability benefits through the State Division Trust Fund (generally for State employees) (the “State Division”), the Judicial Division Trust Fund (for judges in the State), the School Division Trust Fund (for employees of school districts other than Denver County School District No. 1, commonly known as Denver Public Schools), the Denver Public Schools Division (for employees of Denver Public Schools) and the Local Government Division Trust Fund (for employees of numerous municipalities and other local governmental entities). The defined benefit plan for the State Division is referred to herein as the “State Division Plan.”
As described in more detail under the caption “Funding of the State Division Plan” below, the State Division Plan is funded with payments made by the State and by each employee, the amounts of which are determined and established by statute. Benefits provided through the State Division Plan are paid from the State Division Trust Fund. State employees hired after 2005 may, in lieu of participating in the State Division Plan, elect to participate in a defined contribution plan (the “State Division DC Plan”) which is also administered by PERA. However, the majority of State employees participate in the State Division Plan. The State has no obligation to make contributions or fund benefits in Divisions other than the State Division and Judicial Division of PERA.
The majority of State employees participate in the State Division Plan and not in the State Division DC Plan, and the number of judges employed by the State that participate in the Judicial Division is relatively small in comparison to the number of other State employees.
The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.
PERA. PERA is a legal entity created by statute in 1931 that is separate from the State as further described in Article 51 of Title 24, C.R.S. (the “PERA Act”). Management of PERA is vested in a 16-member Board of Trustees (the “PERA Board”). PERA has fiduciary responsibility for several separate divisions, including the State Division, the School Division, the Local Government Division, the Judicial Division and the Denver Public Schools Division. The State represents the majority, but not all, of the State Division employers and employees. Each Division operates as a separate legal trust. PERA also operates two cost-sharing, multiple-employer post-employment benefit plans through the Health Care Trust Fund and the Denver Public Schools Health Care Trust Fund that provide health care premium subsidies to participating PERA benefit recipients who choose to enroll in one of PERA’s health care plans.

Basic Provisions of the State Division Plan
Members of the State Division Plan who meet minimum age and service requirements are eligible to receive a monthly retirement benefit based on their employment and earnings history with the State. Calculation of retirement benefits, and eligibility requirements, differ depending on the employee’s original hire date. In response to funding challenges, the General Assembly has enacted changes to State Division Plan benefits at various times. Some of such changes have been applied prospectively to newly hired employees. As a result, there are several tiers of employee benefits and related provisions that are based on employee hire dates and other factors.
Implementation by PERA of GASB 67
In 2012, GASB issued Statement No. 67, “Financial Reporting for Pension Plans - An Amendment of GASB Statement No. 25” (“GASB 67”), which establishes new standards for financial reporting and note disclosure by defined benefit pension plans administered through qualified trusts, and note disclosure requirements for defined contribution pension plans administered through qualified trusts.  GASB 67 is effective for accounting periods beginning after June 15, 2013, and, accordingly, PERA implemented GASB 67 beginning with its Annual Comprehensive Financial Report for the Plan Year ended December 31, 2014.
The objective of GASB 67 as stated therein is to improve financial reporting by state and local governmental pension plans. The requirements of GASB 67 are intended to improve financial reporting primarily through enhanced note disclosures and schedules of required supplementary information. A related statement, GASB Statement No. 68, “Accounting and Financial Reporting for Pensions,” applies to governmental employers and was implemented by the State beginning with the State’s Fiscal Year 2014-15 ACFR.
GASB 67 establishes a shift in financial disclosure requirements from a funding-based approach to an accounting-based approach. Implementation of GASB 67 requires the preparation of two actuarial valuations, one for funding purposes and one for accounting and financial disclosure purposes. The purpose of the funding valuation is to guide the PERA Board’s actions necessary to ensure the long-term sustainability of PERA’s trust funds. The funding valuation aids this action by allowing PERA to assess the sufficiency of the current statutory contribution rates and analyze the sufficiency of future contributions to meet current and future benefit obligations. The actuarial valuation for accounting purposes emphasizes the obligation an employer incurs to employees through the employment-exchange process. The primary purpose of the valuation for accounting purposes is to provide a consistent, standardized methodology that allows comparability of amounts and increased transparency of the pension liability across U.S. pension plans complying with this new reporting standard. To accomplish this, GASB 67 requires a different approach for determining net pension liability as compared to the previously disclosed unfunded actuarial accrued liability, or “UAAL.” Actuarial accrued liability (“AAL”) is the excess of the present value of a pension fund’s total of future benefits (payable to the plan participants) and fund administration expenses over the present value of the future normal cost of those benefits. Unfunded actuarial accrued liability is the difference between the AAL and the valuation assets of the fund
Net pension liability is to be measured as the total pension liability of the plan less the amount of the plan’s fiduciary net position. Total pension liability is the portion of the actuarial present value of projected benefit payments that is attributed to past periods of plan member service in conformity with the requirements of GASB 67. For purposes of application to the requirements of GASB 67, AAL is the equivalent of total pension liability. Fiduciary net position equals assets plus deferred outflows of resources and less liabilities and deferred inflows of resources at the end of the plan’s reporting period

Another major change in the new standard is the rate used to discount projected benefit payments. The new standard states the long-term expected rate of return on the investments of the plan should be applied only to available plan assets that are expected to be invested using a strategy to achieve that return. If there comes a point in the projections when plan fiduciary net position and contributions related to active and inactive employees are no longer projected to be greater than or equal to projected benefit payments related to those employees and administrative expenses (crossover point), then from that point forward the plan will be required to discount the projected benefit payments after the crossover point using a yield or index rate for 20-year, tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher (or equivalent quality on another rating scale).
GASB 67 also enhances the standards for footnote disclosure and required supplementary information for pension plans, including, among other things, disclosing the plan’s net pension liability, ratio of fiduciary net position to total pension liability and actuarial methods and assumptions.
Actuarial Valuations
Many of the measures used to determine and evaluate the financial condition and funding status of the State Division Plan are based on actuarial valuations. An actuarial valuation is the determination, as of the actuarial valuation date, of the service cost, total pension liability and related actuarial present value of projected benefit payments for pensions performed in conformity with Actuarial Standards of Practice unless otherwise specified by GASB. Actuarial valuations involve estimates of the value of reported amounts and assumptions about the probability of events far into the future, and actuarially determined amounts are subject to continual revision as actual results are compared to past expectations and new estimates are made about the future.
The actuarial valuations for each of PERA’s defined benefit plans, including the State Division Plan, are prepared by PERA’s actuaries based on a set of actuarial methods and assumptions that by State law are the responsibility of the PERA Board. The valuations for the State Division Plan examine the assets of the Plan compared to actuarial liabilities, compare past and future trends and determine the net pension liability of the Plan. The actuarial valuation for funding purposes applies an asset valuation method that recognizes a four-year smoothed market value of assets for purposes of determining the UAAL, while the actuarial valuation for accounting and financial reporting purposes applies the fair value of assets (determined in conformity with GASB standards) to determine the net pension liability.
The PERA 2020 Annual Report states that the PERA Board studies all economic and demographic actuarial assumptions at least every five years and approves changes to those assumptions. Recently, the PERA Board has reviewed the economic assumptions on a more frequent basis. The PERA Board last completed an experience study in 2020.
No assurance can be given that any of the assumptions underlying the actuarial valuations of the State Division Plan will reflect the actual results experienced by the Plan. Variances between the assumptions and actual results may cause an increase or decrease in the actuarial value of Plan assets, the net pension liability of the Plan and other valuation and performance measures determined on the basis of such actuarial valuations.
Funding of the State Division Plan
Statutorily Required Contributions. The State Division Plan is funded with payments made by the State and by each eligible employee as provided in the PERA Act. The State’s contributions to the Plan are based on percentages of employee wages and are set by statute. These contribution percentages are referred to herein as the statutorily required contribution, or “SRC,” of the State.

Effective July 1, 2022, the baseline SRC required to be made by the State for most State employees will be 21.40% of includable compensation (24.10% for State Troopers.  As required by statute, participants in the State Division Plan are also required to contribute a portion of their wages to the Plan. Per S.B. 18-200 discussed in the next paragraph, the participant contribution rate is to increase incrementally a total of 2% over a period of two years commencing July 1, 2019, as well as increases due to the automatic adjustment provision, which will result in the member contribution rate effective July 1, 2022, of 11.00% of includable compensation (13.00% of includable compensation for State Troopers).
The General Assembly enacted legislation in 2004, 2006 and 2010 to gradually increase employer contributions to the State Division Plan by authorizing the Amortization Equalization Disbursement (“AED”) and the Supplemental Amortization Equalization Disbursement (“SAED”) in order to shorten the amount of time over which the unfunded liability of the Plan is amortized. Both the AED and the SAED are paid by the State as contributions to the State Division Plan as a percentage of employee wages, but the SAED payment comes from money that would otherwise have been used to provide market-based salary increases to employees. The AED and the SAED applicable to the State Division Plan were effective as of January 1, 2006, and January 1, 2008, respectively, and were each initially payable at the rate of 0.5% of total covered payroll with annual increases in the contribution rate through 2017. As  of July 1, 2020, the AED and SAED rates applicable to the State Division Plan were each 5.0%, and the total SRC applicable to the State Division Plan (net of 1.02% apportioned to the Health Care Trust Fund per the PERA Act) was 19.38% of employee wages (22.08% for State Troopers and CBI agents).
In addition, SB 18-200, enacted by the General Assembly in 2018, provides for automatic adjustments to employee and employer contribution rates within certain statutory parameters so as to stay within the legislation’s 30 year funding goal as discussed in “Funding Status of the State Division Plan” below. Previously, such adjustments required action by the General Assembly. SB 18-200 also provides that effective January 1, 2021, and every year thereafter, employer contribution rates for the State Division Plan are to be adjusted to include a defined contribution supplement.
SB 18-200 further requires the State to make an annual direct distribution to PERA of $225 million (actual dollars) from State funds beginning in Fiscal Year 2018-19 and continuing annually on July 1 until there are no unfunded actuarial accrued liabilities in the trust fund of any Division that receives such distribution. PERA is to allocate the distribution to the State Division Trust Fund, the School Division Trust Fund, the Judicial Division Trust Fund and the Denver Public Schools Division Trust Fund based upon the covered payroll of each such Division. However, per HB 20-1379, due to the actual and forecast impact of COVID-19 on the State’s revenues in Fiscal Years 2019-20 and 2020-21, this distribution has been suspended for Fiscal Year 2020-21 only, and thus PERA did not receive a direct distribution from the State until the payment scheduled for July 1, 2021.
Changes to the statutorily required contributions to the State Division Plan by the State and its employees, or to other provisions of the Plan, could be made by the General Assembly through future legislative action, which changes could impact the SRC, the funding status and/or the financial condition of the Plan as described herein. The State cannot predict if or when any such legislative changes might be enacted or the impact that any such changes, if enacted, might have on the State Division Plan or the State’s funding obligations with respect to the Plan.
The SRC is paid from the State General Fund as well as from certain federal funds and State cash funds and is typically paid from the same funding source as the employee’s salary and other benefits. Although the rate of the SRC is set by statute, payment of the SRC nevertheless is subject to annual appropriation through the State budgeting process.  The State has consistently contributed the full amount of the SRC to the State Division Plan.

Actuarially Determined Contribution. As a result of the shift in financial disclosure requirements under GASB 67 from a funding-based approach to an accounting-based approach, the historical disclosure and use of the annual required contribution, or “ARC,” as a funding benchmark by PERA was no longer required. Rather, this philosophical shift necessitated the development and use of a plan-specific actuarially determined contribution (“ADC”) benchmark against which to gauge the adequacy of the SRC for the State Division Plan. The ADC represents the amount needed to fund benefits over time, and constitutes a target or recommended employer contribution for the reporting period determined in conformity with (i) Actuarial Standards of Practice based on the most recent measurement available when the contribution for the reporting period was adopted. An ADC deficiency arises when actual employer contributions are less than the ADC, and interest accrues on the ADC deficiency at the plan’s expected long-term rate of return.
Change in PERA Funding Policy. In response to the new GASB 67 standards, the PERA Board adopted a revised pension funding policy in March 2015 (and last revised in November 2018) with regard to its trust funds. The purpose of the revised funding policy, as stated in the PERA 2020 Annual Report, is to: (i) define the overall funding benchmarks of PERA’s defined benefit pension trust funds; (ii) assess the adequacy of the contribution rates which are set by the General Assembly by comparing these rates to an ADC rate; and (iii) define the annual actuarial metrics that will assist the PERA Board in assessing the sustainability of the plan. The results of these three items are intended to guide the PERA Board when considering whether to pursue or support proposed legislation pertaining to changes in plan contribution and/or benefit provisions.
Historical ADC and State Contributions. The State annually contributes the full amount of the SRC to the State Division Plan; however, these amounts have been less than the applicable ARC or ADC.
The ADC rates, as a percentage of covered payroll, are calculated as of December 31 two years prior to the end of the year in which the ADC amounts are reported. The following actuarial methods and assumptions from the December 31, 2019, actuarial valuation were used to determine contribution rates reported for the year ended December 31, 2020: (i) the actuarial cost method is based on the entry age of participants; (ii) the Plan’s amortization period is based on a level percent of payroll over a 30-year closed period layered 28 years; (iii) for valuation purposes the actuarial value of assets is based on gains and losses smoothed in over a four-year period as permitted by GASB standards; (iv) price inflation is assumed to be 2.40%; (v) real wage growth is assumed to be 1.10%; (vi) salary increases (including assumed wage inflation of 3.50%) are projected to range from 3.50% to 9.17%; (vii) the long-term investment rate of return (net of pension plan investment expense, including price inflation) is assumed to be 7.25%; and (viii) cost of living adjustments for pre-2007 hires are assumed to be 1.25% per year and cost of living adjustments for post-2006 hires are assumed to be financed by the Annual Increase Reserve. Other assumptions include, without limitation, future retiree participation and contribution rates and mortality rates.
Funding Status of the State Division Plan
The State Division Plan currently is significantly underfunded. The AED and SAED were implemented in 2006 and 2008, respectively, and other changes were made to the Plan design by SB 10-001, all in an effort to improve the funding status of the State Division Plan. However, investment returns on Plan assets declined following the global economic downturn that began in 2008. As a result, the actuarial assumptions as to the investment rate of return on Plan assets and the discount rate on actuarially accrued liabilities were lowered by the PERA Board from 8.50% to 8.00% in 2009, to 7.50% at the end of 2013 and to 7.25% as of December 31, 2017, and other economic assumptions, including the amortization period, were changed over this period as well, to reflect actual results and new estimates about the future. Notwithstanding these changes, PERA reported that at December 31, 2016, the State Division Plan a UAAL of approximately $11.644 billion and a funded ratio (i.e., the actuarial value of Plan assets divided by the

AAL) of only 54.6%, which UAAL would have amortized over a 65-year period based on contribution rates as of the date of calculation.
In order to address the funding status of PERA’s defined benefit plans, including the State Division Plan, in 2018 the General Assembly enacted SB 18-200 which made changes to the defined benefit plans administered by PERA with the goal of eliminating the UAAL of such plans, and thereby reach a 100% funded ratio for each of such plans, within a 30-year period. Among other things, SB 18-200 phases-in a 2% increase in contribution rates for most employees, suspended the cost of living adjustment for retirees through 2019, changes the definition of salary and highest average salary, reduces maximum annual cost of living adjustments, adjusts employee and employer contribution rates, funds unfunded PERA liability from political subdivisions that terminate their affiliation with PERA and provides for a direct annual allocation to PERA from the State General Fund of $225 million (actual dollars) beginning with Fiscal Year 2018-19, although, per H.B. 20-1379, due to the actual and forecast impact of the COVID-19 pandemic on the State’s revenues in Fiscal Years 2019-20 and 2020-21, this distribution was suspended for Fiscal Year 2020--21. S.B. 18-200 also provides for automatic adjustments to employee and employer contribution rates, annual cost of living increases and the State’s annual direct contribution to PERA within certain statutory parameters so as to stay within the 30-year funding goal. Previously, such adjustments required action by the General Assembly.
The PERA 2020 Annual Report reports that at December 31, 2020, the actuarial value of assets of the State Division Plan was approximately $16.039 billion and the AAL of the Plan was approximately $27.117 billion, resulting in a UAAL of approximately $11.078 billion, a funded ratio of 59.1% and an amortization period both before and after consideration of HB 20-1379, of 27 years. The actuarial value of assets of the State Division Plan is determined by using an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a four-year period to prevent extreme fluctuations that may result from short-term or cyclical economic and market conditions. Based on the market value of assets of the State Division Plan, the PERA 2019 Annual Report reports that at December 31, 2020, the UAAL of the Plan was approximately $9.457 billion and the funded ratio was 65.1%.
Since contribution rates to the State Division Plan are fixed by statute, unless changes are made to such rates or changes are made to Plan provisions to reduce benefit payments, improvements in the funding status of the State Division Plan are expected to come primarily from increases in investment returns on Plan assets or changes in the actuarial assumptions used to determine the value of Plan assets and the AAL. Changes to contribution rates or other Plan provisions, or the use of alternative Plan funding strategies, would require legislative action by the General Assembly, of which there can be no assurance.
Investment of State Division Plan Assets
State law authorizes the investment of PERA’s funds by the PERA Board, subject to the following limitations:
•	The aggregate amount of investment trust shares, corporate stocks, corporate bonds and convertible debentures cannot exceed 65% of the book value of the fund.
•	Neither common nor preferred stock of a single corporation can exceed 5% of the book value of the fund.
•	The fund cannot acquire more than 12% of the outstanding stocks or bonds of a single corporation.

Implementation of Changes in Pension Accounting Standards Applicable to the State - GASB 68 and GASB 75
GASB 68. GASB Statement No. 68, “Accounting and Financial Reporting for Pensions” (“GASB 68”) is a GASB pronouncement that is related to GASB 67 and applicable to governmental entities, such as the State, that provide their employees with pension benefits. GASB 68 is effective for fiscal years beginning after June 15, 2014, and accordingly has been implemented beginning with the State’s Fiscal Year 2014-15 ACFR. GASB 68 revises and established new financial reporting requirements for governmental entities, and, among other things, requires cost-sharing employers participating in defined benefit plans to record their proportionate share of the unfunded pension liability.
The State reported a net pension liability in the State’s Fiscal Year 2020-21 ACFR of approximately $11.285 billion at June 30, 2020, compared to a reported net pension liability in the State’s Fiscal Year 2018-19 ACFR of approximately $11.285 billion at June 30, 2020. These amounts were determined as of the calendar year-end that occurred within the Fiscal Year.
There is a difference between the net pension liability for the State reported by PERA and the State in their respective financial statements. The difference results from PERA’s inclusion of employers in the State Division and the Judicial Division which are not included in the State’s financial statement reporting entity. The PERA Board has statutory authority to assign employers to the State Division and Judicial Division that are not part of the State’s financial statement reporting entity as defined by GASB Statement No. 14, as amended by GASB Statements No. 39 and 61. Examples of these employers in the State Division include Pinnacol Insurance, Fire and Police Pension Association and District Attorneys. Denver County Courts is the only Judicial Division employer that is not part of the State’s financial statement reporting entity. The State includes in its financial statements a percentage of the net pension liability reported by PERA in its financial statements for each Division to determine the State’s proportionate share in accordance with requirements of GASB 68.
GASB 75. GASB Statement No. 75, “Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions” (“GASB 75”), is effective for fiscal years beginning after June 15, 2017, and accordingly was first implemented in the State’s Fiscal Year 2018-19 ACFR. GASB 75 requires, for purposes of governmental financial reporting, that the State recognize a liability for its proportionate share of the net Other Post-Employment Benefits (“OPEB”) liability (of all employers for benefits provided through the OPEB plan), i.e., the collective net OPEB liability. The State is also required to recognize OPEB expense and report deferred outflows of resources and deferred inflows of resources related to OPEB for its proportionate shares of collective OPEB expense and collective deferred outflows of resources and deferred inflows of resources related to OPEB. GASB 75 also requires additional footnote disclosures about the pension trust fund in the financial statements.
Current Litigation
The State is a defendant in a number of lawsuits or is subject to potentially be named as a party to lawsuits that are associated with its normal governmental operations. Although the outcomes are uncertain, some of these litigations could involve substantial losses. However, the State believes in most cases that it will not incur a resulting liability that would have a material or adverse effect on the State’s financial condition. Should the State incur a loss through an unfavorable outcome, some of the losses may be covered through liability insurance.
Plaintiffs filed a class action suit on behalf of at least 160 women against the Department of Corrections, alleging violations of the Colorado Anti-Discrimination Act (CADA) for discrimination in a place of public accommodation based on sexual orientation and disability. The State will vigorously defend against an estimated $19.0 million of damage claims in the action, including by invoking any available immunity defenses. The State also intends to reopen discussions with Plaintiffs about potential settlement including changes to CDOC policies and practices.
A collective action for unpaid wages under the Fair Labor Standards Act (FLSA) was brought against the Department of Corrections. Under Plaintiffs' theory, members of the putative class should have been paid overtime weekly while on call. If Plaintiffs prevailed, they would likely be entitled to double damages as well as attorneys' fees under the FLSA. Based on the foregoing, we anticipate the damages sought will be significant and potentially exceed $25.0 million.
Multiple lawsuits have been filed against the Department of Higher Education on behalf of all students enrolled at the University of Colorado and Colorado State University who have paid tuition and the mandatory student fees for the Spring 2020 semester. Plaintiffs allege breach of contract and, in the alternative, unjust enrichment. The dispute relates to transition to remote delivery of educational services for the latter portion of the Spring 2020 semester in response to the COVID-19 pandemic. Although the likelihood of an unfavorable outcome is uncertain, should the court award a full refund of fees paid for the portion of the semester during which educational services were delivered remotely to all enrolled students, each institution’s liability could potentially exceed $10.0 million.
A lawsuit was filed in April 2022 challenging provisions of Senate Bill 21-260 as violating the Colorado Constitution and state law. If the plaintiffs are successful on some or all of their claims regarding the fees imposed under SB 21-260 , the state (or the enterprise(s) funded by Senate Bill 21-260) could lose estimated revenue of $113.4 million in FY 2022-2023.
The Department of Public Health & Environment has been named as a defendant related to a claim that it ordered a regulatory taking by prohibiting a corporate entity from legally distributing wastewater. Although the plaintiff seeks $110 million in compensatory damages, a reliable loss or range of loss cannot be estimated at this time.
The Department of Revenue has been named as a defendant in a claim whereby the plaintiff challenges the denial of an income tax refund claim on the basis that retroactive changes in the CARES Act allegedly carried through to Colorado law despite a regulation to the contrary. If plaintiffs win, it would overturn the regulation. It would also have a very significant impact on other taxpayers, with a combined impact of several hundred million dollars. For this case, the Department of Revenue’s potential exposure could be in excess of $8.0 million.
A lawsuit filed against the Colorado Department of Transportation (CDOT) arises from the design and construction of approximately one mile of I-25 between City Center Drive and Santa Fe Drive in Pueblo, CO. The plaintiff is claiming that CDOT forced the plaintiff to accelerate construction, and claims that it is entitled to an additional $13.0 million in payments from CDOT due to purported scheduling changes allegedly caused by CDOT.
A breach of contract lawsuit was filed against CDOT related to construction projects along the I-25 corridor in Denver. The plaintiff alleges that CDOT did not proceed in good faith in its dispute resolution proceeding, and that defects in the road design and other issues caused cost overruns and incurred delays. Plaintiff is seeking $15.0 million in damages.
The State receives federal grants for specific purposes that are subject to review and audit by grantor agencies. This federal funding is conditional upon compliance with the terms and conditions of such grant agreements and applicable federal laws and regulations. Issues resulting from federal reviews or audits can potentially cause disallowance of expenditures and consequently, a liability of the State.

The federal Department of Health and Human Services, Centers for Medicare and Medicaid (CMS) demanded the State return approximately $38.4 million of performance bonus payments under the Children’s Health Insurance Program Reauthorization Act of 2009, on the basis the State improperly included individuals in current enrollment counts. The State is vigorously defending against the recovery demand, but the likelihood of an unfavorable outcome is uncertain.
Unemployment Insurance Claims
The Colorado Department of Labor and Employment experienced a significant increase in the number of unemployment insurance claims due to the COVID-19 pandemic. The Department also experienced a significant increase in the number of suspected fraudulent unemployment insurance payments in Fiscal Year 2021, and developed analytical tools to identify claims not yet paid for the presence of unique fraud indicators. The Department established a process to place holds on claims relating to potential fraud. If a payment had fraud indicators identified, the Department placed a Program Integrity Hold on the claim. Although some claims placed on hold may be legitimate, the Department is unable to reliably estimate a range of the amount of fraudulent claims payable because a Program Integrity Hold represents a claim deemed highly suspicious, and is not eligible for release unless the claimant has demonstrated their continuing eligibility. For Fiscal Year 2021, the State cannot reliably estimate the liability for fraudulent claims due to the remote possibility of fraudulent claims meeting all eligibility criteria, as required by state law, in order for a claim to be eligible for payment.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2022, and other reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the Commonwealth and has had a significant effect on the Commonwealth’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of Commonwealth and local revenues).  These circumstances may continue for an extended period of time.
General
The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the fifteenth state. Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.
Kentucky has established a diverse economic climate that supports businesses internationally. In 2020, Kentucky’s total exports reached $24.8 billion in goods and services shipped abroad, ranking Kentucky among the nation’s top 25 biggest exporters. Ranking number one in bourbon exports, vehicle production per capita, and foreign direct investment jobs, the Commonwealth boasts a positive economic environment. While best known for its signature bourbon and equine industries, Kentucky heritage is also deeply rooted in the automotive, manufacturing, aerospace, primary metals, logistics, chemicals, healthcare, plastic and rubber industries.
Debt Structure
Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.
Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.
Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.
The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.
Because the Kentucky Constitution requires the vote of a majority of the state’s electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality’s electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee’s obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.
Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Budgetary Process in the Commonwealth
General. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two-year period beginning the following July 1.
While the above describes the statutory and historical method of the budgetary process, the General Assembly during each of its 2020 and 2021 Regular Sessions enacted a one-year budget. This non-traditional approach was a direct effect of the uncertainty resulting from the economic slow-down caused by the actions taken to combat COVID-19. During the 2022 Regular Session of the General Assembly, as required by law, the Governor submitted to the General Assembly a biennial State Budget. The General Assembly in April, 2022 adopted a biennial State Budget, providing appropriations for the Commonwealth for the period July 1, 2022 through June 30, 2024.
In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of, premium, if any, and interest, when due, on obligations that are subject to appropriation.
Fiscal Year 2019
The Commonwealth’s combined net position (governmental and business-type activities) totaled ($14.2) billion at the end of fiscal year 2019, as compared to ($16.8) billion at the end of the previous year.
The largest portion of the Commonwealth’s net position, $23.6 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $2.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($40.1) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.
The Commonwealth received program revenues of $15.7 billion and general revenues (including transfers) of $13.4 billion for total revenues of $29.1 billion during fiscal year 2019. Expenses for the Commonwealth during fiscal year 2019 were $26.5 billion, which resulted in a total increase of the Commonwealth’s net position in the amount of $2.6 billion, net of contributions, transfers and special items.
The change in net position resulted in an increase from the previous year. The increase in net position of governmental activities was $2.6 billion. Approximately 47.8 percent of the governmental activities’ total revenue came from taxes, while 43.5 percent resulted from grants and contributions

(including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.
At June 30, 2019, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $10 million in comparison with the prior year. $72 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $427 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.
The General Fund balance at June 30, 2019, was $233 million. The balance reported reflects an increase of $289 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of TRS Pension and Other Post Employment Liabilities. On August 20, 2019, the State Budget Director reported a General Fund Surplus balance of $130.1 million and a Budget Reserve Trust Fund balance of $129.1 million, or 1.1% of General Fund Revenue.
The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $7.4 million represents the non-spendable amount.
The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $739 million from the previous year, a change of 5.2 percent. Expenditures increased by $636 million from the previous year, a change of 4.6 percent. The Transportation Fund experienced a slight increase in revenues and an increase in expenditures, resulting in a decrease in fund balance of $25.3 million.
The Commonwealth of Kentucky’s bonded debt decreased by $484 million to $6.3 billion, a 7.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY19 new issues. The remaining liability on the retired bonds plus the FY19 principal payments on the remaining bonds outstanding were greater than the FY19 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2019.
Fiscal Year 2020
The Commonwealth’s combined net position (governmental and business-type activities) totaled $(11.5) billion at the end of fiscal year 2020, as compared to $(14.2) billion at the end of the previous year.
The largest portion of the Commonwealth's net position, $24.4 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth's net position, totaling $1.6 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is $(37.6) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.
The Commonwealth received program revenues of $17.0 billion and general revenues (including transfers) of $16.7 billion for total revenues of $33.7 billion during fiscal year 2020. Expenses for the Commonwealth during fiscal year 2020 were $31.0 billion, the total net position of the Commonwealth increased in the amount of $2.7 billion, net of contributions, transfers and special items.
The governmental activities resulted in an increase in the Commonwealth’s net position by $3.6 billion. Approximately 46.0 percent of the governmental activities' total revenue came from taxes, while 46.0 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes. At June 30, 2020, the Commonwealth’s governmental funds reported combined ending fund balances of $3.0 billion, a net increase of $584.1 million in comparison with the prior year. $5.4 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $2.3 billion is restricted for certain purposes and is not available to fund current operations. The $668.8 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.
The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2020, was $610 million. The balance reported reflects an increase of $377.5 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of TRS Pension and Other Post Employment Liabilities.  On August 19, 2020, the State Budget Director reported a General Fund Surplus deposit of $162.5 million to the Budget Reserve Trust Fund. The deposit brought the total balance to $465.7 million, or 4% of General Fund revenue.
The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $1.59 billion from the previous year, a change of 10.6 percent. Expenditures increased by $1.6 billion from the previous year, a change of 11.0 percent. The Transportation Fund experienced a slight decrease in revenues and a decrease in expenditures, resulting in an increase in fund balance of $238 thousand.
The Commonwealth of Kentucky’s bonded debt decreased by $317 million to $5.9 billion, a 5.1 percent decrease during the current fiscal year. The major factor in this decrease is a result of the refunding of old issues by the FY2020 new issues. The remaining liability on the retired bonds plus the FY2020 principal payments on the remaining bonds outstanding were greater than the FY2020 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2020.
Fiscal Year 2021
The Commonwealth’s combined net position (governmental and business-type activities) totaled $(5.4) billion at the end of fiscal year 2021, as compared to $(11.6) billion at the end of the previous year.
The largest portion of the Commonwealth’s net position, $25.0 billion, is net investment in capital assets (e.g., land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $2.4 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is $(32.8) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.
The Commonwealth received program revenues of $21.5 billion and general revenues (including transfers) of $18.0 billion for total revenues of $39.5 billion during fiscal year 2021. For fiscal year 2021, expenses for the Commonwealth were $33.4 billion, and the total net position of the Commonwealth increased by $6.2 billion, net of contributions, transfers and special items.
The governmental activities resulted in an increase in the Commonwealth’s net position by $5.7 billion. Approximately 42.0 percent of the governmental activities’ total revenue came from taxes, while 50.6 percent resulted from grants and contributions (including federal aid). Overall, program revenues were not sufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes. At June 30, 2021, the Commonwealth’s governmental funds reported combined ending fund balances of $5.4 billion, a net increase of $2.4 billion in comparison with the prior year. Of that $5.4 billion in governmental funds, $73.5 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact, $2.8 billion is restricted for certain purposes and is not available to fund current operations, and $2.5 billion is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive, it is available for spending either at the government’s discretion or upon legislative approval.
The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2021, was $2.5 billion. The balance reported reflects an increase of $1.9 billion from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of TRS Pension and Other Post Employment Liabilities. On August 4, 2021, the State Budget Director reported a General Fund surplus deposit of $1.17 billion to the Budget Reserve Trust Fund. The deposit brought the total balance to $1.92 billion, or 16% of General Fund appropriations.
The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The fiscal year 2021 revenues increased by $4.4 billion from the previous year, a change of 26.7 percent. Fiscal year 2021 expenditures increased by $4.0 billion from the previous year, a change of 25.1 percent. The Transportation Fund experienced a slight increase in revenues and a decrease in expenditures, resulting in an increase in fund balance of $246.8 million.
The Commonwealth of Kentucky’s bonded debt decreased by $532.2 million to $5.7 billion, an 8.6 percent decrease during fiscal year 2021. The major factor in this decrease is a result of the refunding of old issues by the FY2021 new issues. The remaining liability on the retired bonds, plus the FY2021 principal payments on the remaining bonds outstanding were greater than the FY2021 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2021.
Fiscal Year 2022 (unaudited)
In the Extraordinary Session of the General Assembly of September 2021, $410 million was appropriated from the Budget Reserve Trust Fund for major economic development initiatives, which included two electric battery plants by the Ford Company. The resulting balance of the Budget Reserve Trust Fund was $1.5 billion.
As reported by the Office of the State Budget Director on March 10, 2022, General Fund receipts rose 4.7 percent compared to the same month of the previous Fiscal Year. Collections for the month were $967.5 million, making it the largest February on record. General Fund receipts have now grown 14.2 percent for the first eight months of FY 22. The official revised Consensus Forecasting Group (“CFG”) revenue estimate calls for 7.5 percent growth over FY 21 totals. Collections for the remainder of the fiscal year can fall 3.8 percent and still meet the official estimate.
Road Fund receipts grew by 4.5 percent in February 2022 compared to February 2021, to $131.4 million. Year-to-date collections have increased 3.4 percent compared to the same date in fiscal year 2021. The official Road Fund revenue estimate calls for revenues to grow 2.3 percent for the fiscal year. Based on year-to-date tax collections, revenues must increase 0.3 percent for the remainder of the fiscal year to meet the official forecast.

Recent changes in Kentucky’s tax laws provide for the gradual, potential reduction (and possible elimination) of Kentucky’s current 5 percent individual income tax.  If the Kentucky Department of Revenue determines that the “reduction” conditions as specified in the bill (based on balances in the state treasury and the cost of a rate reduction) exist at the end of the current fiscal year, the rate will drop by 0.5 percent for the tax year beginning on January 1, 2023. A similar exercise would repeat in future years until the tax is fully phased out.
Consensus Forecasting Group; Official Revenue Forecasts
The Consensus Forecasting Group (“CFG”), in conjunction with the Office of the State Budget Director (“OSBD”), is statutorily charged with the responsibility of developing budget planning reports, preliminary revenue estimates, and official revenue estimates for each branch of government and the General and Road funds, pursuant to KRS 48.120 and KRS 48.115. The CFG is staffed by the Legislative Research Commission (“LRC”) but receives econometric and modeling support from the Governor’s Office for Economic Analysis, an organizational unit of the OSBD. Members of the CFG are jointly selected by the State Budget Director and the LRC.
Subject to modification by the General Assembly, appropriations made in the branch budget bills enacted for each branch of government shall be based upon the official revenue estimates presented to the General Assembly by the OSBD in conjunction with the CFG. The enacted estimates shall become the official revenue estimates of the Commonwealth upon the branch budget bills becoming law, and shall remain the official revenue estimates of the Commonwealth until revised by the CFG, as provided in KRS 48.115(2).
The Office of the State Budget Director makes available on its website the CFG official, enacted and revised revenue estimates for the General and Road Funds.
The CFG met on December 17, 2021 to revise the enacted General Fund and Road Fund revenue estimates for FY 2022 and to adopt the General Fund and Road Fund revenue estimates for FY 2023 and FY 2024. Three scenarios from IHS Markit (Control, Optimistic, and Pessimistic) were used as inputs in the OSBD’s MAK model, an analytical model that takes US trends in employment and income as predetermined variables in order to estimate Kentucky-specific forecasts for employment and personal income. The CFG adjusted the FY22 General Fund forecast to $13,791.9 million and the FY22 Road Fund forecast to $1,680.1 million.

The General Assembly, during its 2021 Regular Session, amended the FY21 revenue forecast originally enacted during its 2020 Regular Session and enacted a modified version of the CFG’s Pessimistic forecast for revenues for both the General Fund and the Road Fund for Fiscal Year 2022. Ultimately, a one-year budget was adopted for FY21 and FY22. This non-traditional approach was a direct effect of the uncertainty caused by the economic slow-down caused by actions taken to combat COVID-19.
The actual Phase 1 Tobacco Master Settlement Agreement (MSA) payments for Fiscal Year 2021 were $126 million. The CFG official revenue estimate as revised for the MSA payments is $114.9 million in Fiscal Year 2022, and $108.4 million and $102.2 million as adopted for Fiscal Year 2023 and Fiscal Year 2024, respectively.
The Office of the State Budget Director makes available on its website monthly updates to the General Fund receipts and the Road Fund receipts.
Investment Policy
The Commonwealth’s investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission (“SIC”), effective June 29, 2021, is comprised of the State Controller, the Treasurer, Secretary of the Finance and Administration Cabinet and two gubernatorial appointees from the Kentucky Banker’s Association and Bluegrass Community Bankers Association, is charged with the oversight of the Commonwealth’s investment activities. The SIC is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.
On February 28, 2022, the Commonwealth’s operating portfolio was approximately $9.155 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (27.7%); securities issued by agencies and instrumentalities of the United States Government (15.9%); mortgage-backed securities and collateralized mortgage obligations (0.5%); repurchase agreements collateralized by the aforementioned (4.4%); municipal securities (0.0%); and corporate and asset-backed securities, including money market securities (51.5%). The portfolio had a current yield of 0.42% and an effective duration of 0.52 years.
The Commonwealth’s investments are currently categorized into three investment pools; the Short Term, Limited Term, and the Intermediate Term Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short Term Pool consists primarily of the General Fund and related accounts. The Limited Term Pool is a money market like pool which focuses on principal protection for certain agency funds. The Intermediate Term Pool represents a combination of Agency Fund investments, state held component unit funds, fiduciary funds held for the benefit of others, and also bond proceeds for capital construction projects, held until spent for their intended purpose. Bond proceeds were previously invested separately until July 2010 when they were added into the Intermediate Term Pool to provide additional economies of scale.
KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker’s Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated A1, P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities (“ABS”) are limited to 20 percent of the investment pools. Mortgage-Backed Securities (“MBS”) and Collateralized Mortgage Obligations (“CMO”) are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted average life of four years or less at time of purchase. Changes have been proposed for these regulations which generally would tighten the securities eligible for purchase while allowing a larger position in certain of those security types.

Economic Conditions and Outlook
National Economy
Real gross domestic product (real GDP) grew by 5.2 percent in the first quarter of FY22. Real consumption rose by 6.7 percent. US consumption made up 70.1 percent of real GDP in the first quarter of FY22 and surpassed its previous peak in the third quarter of FY21.
Economic growth is anticipated to remain elevated for the remainder of FY22 as the US economy recovers from disruptions caused by the COVID-19 pandemic. Real GDP is expected to grow 5.1 percent in the final three quarters of FY22 compared to the same period in the prior fiscal year. The real GDP growth is led by much stronger growth in real investment, continued strong growth in real consumption, and significant growth in real exports. Inflation is expected to exceed the informal target set by the Fed, with FY22 growth in the CPI for all goods coming in at 4.2 percent. Among other broad US aggregate statistics, the unemployment rate is projected to decline to a level of 4.8 percent in FY22 compared to the 6.9 percent rate in FY21.
Among the five components of real GDP, real investment is poised to grow the fastest in percentage terms, gaining $276.1 billion or 7.8 percent over the last three quarters of FY22. Real consumption is expected to rise the most in absolute terms, gaining $637.5 billion, a 4.8 percent increase in the final three quarters of FY22, compared to the same period in the year prior. Modest growth is anticipated for real exports, rising 5.9 percent, outpacing the 3.3 percent growth in real imports.
The combined factors of the rise in the delta variant, the expiration of supplemental unemployment benefits, fading impact of fiscal stimulus, and rising prices appear to be weighing on consumer sentiment. While sentiment rebounded marginally in September 2021 after falling to a decade low one month prior, August’s decline suggests that consumers are significantly more cautious than they have been in recent months. A solid rebound to consumer sentiment is expected in the outward quarters of FY22.
Recent inflationary pressures were driven in part by shortages of new and used vehicles. The new car supply scarcity is anticipated to persist beyond earlier expectations, as the semiconductor chip shortage continues to suppress production and dwindle inventories. Without vehicles available for sale, light vehicle sales are anticipated to fall sharply in the second quarter and gradually improve in the third and fourth quarters of FY22. Simply put, the supply chain disruptions continue to be persistent in duration and pernicious in their impact on the domestic economy.
The pace of inflation going forward will continue to be dictated by rising costs and supply chain issues. Price pressures will likely persist if the pandemic continues to increase the risk of supply chain bottlenecks, as well as exacerbate friction in the labor market. Short-term and long-term inflation expectations suggest price spikes are transitory – meaning the price increases are a direct result of the pandemic and not structural or long-term in nature.
Growth in US wages and salaries is expected to be 7.8 percent for the remaining three quarters of FY22 and 8.2 percent for FY22. The high growth in wages and salaries, coupled with employers seeking additional workers, suggests a temporary imbalance in the labor markets where labor demand exceeds labor supply. According to the Bureau of Labor Statistics, the US labor force participation rate fell from 63.3 percent in February of 2020 to 60.2 percent in April. Since then, the labor force participation rate has only clawed back 1.4 percent of the 3.1 percentage loss with the September reading at 61.6 percent. The immediate magnitude in the reduction of the labor force participation rate dating back to the outbreak of the COVID-19 onset exceeds any declines seen since the formation of this data series in 1948. Many workers have yet to return to the labor force, while others have retired due to a variety of reasons. US employment remains 5.3 million jobs short of the pre‑pandemic peak. US non-farm employment is expected to gain 5.9 million workers during the forecasting horizon compared to the final three quarters of FY21, but projected employment for FY22 of 149.0 million is still expected to remain 900,000 jobs lower in FY22 than the FY19 peak of 149.9 million.
Kentucky Economy
Kentucky personal income rose 6.4 percent in the first quarter of FY22. Kentucky wages and salaries was the fastest growing component of Kentucky personal income over the last four quarters. Kentucky wages and salaries grew by 9.8 percent in the first quarter of FY22 over the first quarter of FY21, comprising 48.6 percent of total Kentucky personal income. Wages in the Commonwealth have sustained solid to strong growth for the last five quarters and surpassed its previous peak in the second quarter of FY21. Kentucky wages and salaries is now $8.4 billion, or 8.6 percent, above its previous peak.
Kentuckian’s personal income is expected to decline slightly over the forecast horizon as transfer payments from the federal government continue to phase out. Through the remainder of FY22, a decline in personal income is expected; falling 1.6 percent compared to the second, third and fourth quarters of FY21. The Child Tax Credit payments authorized under the American Rescue Plan are set to expire at the end of calendar year 2021, following the expiration of special unemployment insurance programs in September 2021. Transfer receipts, the second largest component of Kentucky personal income, are expected to drop 13.5 percent for the full year of FY22 and 18.4 percent during the final three quarters of the fiscal year.
While total Kentucky personal income fails to gain momentum, relatively strong growth is forecasted for wages and salaries across the outlook periods. Wages and salaries are poised to grow 7.8 percent in the final three quarters of FY22 compared to the same period one year prior. Wage and salary income is the largest component of personal income and has historically made up near 53 percent of personal income. In FY22, wages and salaries will comprise 49.8 percent of state personal income.
Remote working, while not available in all occupations, has created opportunities for certain households to remain attached to the workplace despite complications such as school closings, family health care needs, and direct contact with the virus. However, the opportunity to work remotely has not been available in many industries and occupations, leading to worker shortages, supply-chain disruptions, and withdrawal from the workforce for affected workers since early in the pandemic. Those who must work from their job site are left most vulnerable to the pandemic from a health and economic standpoint.
To date in the economic slowdown, the disproportionate job losses in the leisure and hospitality sector have artificially increased the level of average wages as lower wage workers experienced the majority of the job loss when compared to their higher-paid counterparts. As the economic recovery continues and lower-paid jobs are added back to the workforce, the process typically works in the opposite direction, decreasing average wages. However, average wage is not anticipated to decrease moving forward. Rather, the opposite is forecasted to occur. As workers return to the labor market, many are insisting on an increase in wages. Lower paid employees, who currently are required to report to a job site, are specifically insisting on this increase.
Long-Term Financial Planning
Debt financing of the Commonwealth is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of the Commonwealth and is either a general obligation of the state or a lease revenue obligation of an issuing agency created by the

Kentucky General Assembly to finance various projects subject to state appropriation for all or a portion of the debt service on the bonds. Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities within the state. This type of indebtedness is a special obligation of the issuer, secured and payable solely from the sources pledged for the payment thereof and does not constitute a debt, liability, obligation, or pledge of the faith and credit of the Commonwealth.
Major Initiatives
Fiscal year 2021 began as the first fiscal year of the Commonwealth’s 2020-22 biennial budget period. One unique circumstance was the decision by Governor Andy Beshear and the Kentucky General Assembly to pass a single fiscal year budget for fiscal year 2021 rather than the usual biennial, two-year budget. This was in response to the early stages of the COVID-19 pandemic and the expected uncertainty of its impact on the Kentucky economy and its state revenues. The budget for the second fiscal year, fiscal year 2022, was ultimately enacted by the 2021 legislative session.
Kentucky ended fiscal year 2021 with a surprisingly positive fiscal outcome. State revenues, which had declined in the final quarter of fiscal year 2020, bounced back and exceeded expectations by a significant amount. This revealed that despite the substantial joblessness and economic disruption, the pandemic did not have a proportionate impact on personal income subject to state taxation. Moreover, the federal government’s counter-cyclical fiscal policies bridged much of the recessionary gap in response to that disruption.
Kentucky’s General Fund receipts rose well above expected levels totaling $12.8 billion, which is a 10.9 percent increase over the prior fiscal year, and created a revenue surplus of $1.1 billion. Road Fund revenues, devoted to transportation, totaled $1.6 billion, 10.1 percent over the prior year resulting in a $64.6 million revenue surplus. The fiscal year 2021 General Fund revenue surplus was the highest ever by a multiple of three. The surplus was deposited into Kentucky’s Rainy Day Fund, the Budget Reserve Trust Fund, bringing it up to nearly $1.9 billion, or over 16 percent of General Fund spending. The $1.9 billion balance is up from just $303 million at the end of last year.
Given the level of uncertainty in March of 2020, when the fiscal year 2021 budget was passed, the budget included only a limited number of additional funding items necessary to maintain existing services and to accommodate changing service populations. It had to forego new and enhanced investments in elementary and secondary education, post-secondary education, child protective services, and salary improvements for teachers and state employees. Though most of the state agency budgets avoided cuts for the first budget since the 2006-2008 biennium.
In the area of Education, additional funding was provided to carry out some of the provisions of the State School Safety legislation enacted in 2019, including funding to provide school-based mental health services, and security upgrades to school facilities. Due to higher-than-expected lottery revenues, the waiting list for needs-based student financial aid was finally resolved, along with an increase in the award from $2,000 to $2,900. Financial support was given to the University of Louisville to acquire a public medical center that will stabilize the provision of direct health care services and research operations in that region of the Commonwealth.
Several public safety initiatives were advanced in fiscal year 2021. The budget included capital funding for the second phase of the Kentucky State Police’s radio system replacement and increased salaries for Troopers to assist in recruitment and retention, and increased attention on emphasizing diversity in its recruitment.

The budget included full funding for the actuarially determined contributions for the Kentucky Employees Retirement System and the Kentucky Teachers’ Retirement System pension and medical trust funds.
Economic development announcements dominated the second half of fiscal year 2021. Announced investments in Kentucky by agri-tech, aerospace, and all types of manufacturing companies started a pace for calendar year 2021 that is expected to set records for the amount of investment and additional jobs created. In July, 2021, Governor Andy Beshear stated that, “the Kentucky economy is on fire.” after the state surpassed $2.2 billion in total planned private-sector investment with more than 5,000 full-time jobs announced already in 2021.
Implementation of the seven federal pandemic relief bills continue, three which were passed by Congress during state fiscal year 2021, ending with the American Rescue Plan Act in March, 2021. By the end of fiscal year 2021, over $7.8 billion in federal aid to individuals and programs had been expended through and by Kentucky state government, the bulk of which came from the CARES Act.
The Commonwealth continued to implement responses to the public health emergency. Governor Beshear directed a series of guidelines and daily information sharing that brought the expertise of public health officials and science-based information to Kentuckians about the pandemic and how to prevent the transmission of the virus. Supported by federal funding and convening the expertise and efforts of many partners, the Governor led the state’s response. In the latter half of the fiscal year, the Beshear Administration focused significant efforts toward the distribution and communication about the COVID-19 vaccines and its personal and public health benefits, including several incentive programs that resulted in scholarships for vaccinated youths and drawings for $1 million payments for vaccinated adults.
Financial Highlights- Primary Government
Government-Wide Highlights
The liabilities and deferred inflows of the Commonwealth's governmental activities exceeded its assets and deferred outflows at fiscal year ending June 30, 2021, by $5.8 billion, an increase in net position of $5.7 billion related to current year activity. Total net position increased by $6.2 billion to $(5.4) billion. The primary reasons for this increase were due to deferrals relating to pension and other post-employment benefits, bonds and notes payable. The Governmental Activities total Deferred Outflows were $4.1 billion which were comprised of $17.1 million for Deferred Loss on Refunding, $3.2 billion for Pension Related Outflows, and $924.2 million for Other Post-employment Benefit Outflows.  Total Deferred Inflows were $5.7 billion which were comprised of $61.3 million for Deferred Gain on Refunding, $4.8 billion for Pension Related Inflows, and $828.2 million for Other Post-employment Benefit Inflows.
Assets of the Commonwealth's business-type activities exceeded liabilities by $361.5 million, an increase in net position of $421.5 million related to current year activity. Business-Type Activities total Deferred Outflows were $54.7 million which were comprised of $37.0 million for Pension Related Outflows and $17.7 million for Other Post-employment Benefit Outflows.  Total Deferred Inflows were $13.6 million which were comprised of $4.5 million for Pension Related Inflows and $9.1 million for Other Post-employment Benefit Inflows.
Assets of the Commonwealth’s discretely presented component units exceeded liabilities at fiscal year ending June 30, 2021, by $13.3 billion, an increase of $2.3 billion related to current year activity.

Fund Highlights
As of the close of fiscal year 2021, the Commonwealth's governmental funds reported combined ending fund balances of $5.4 billion, a net change in fund balance of $2.4 billion, a change in inventory of $(762) thousand, for a combined net change of $2.4 billion in comparison with the prior year. Approximately 51.4 percent or $2.8 billion of the ending fund balance is restricted. There is unrestricted (committed, assigned, or unassigned) fund balance of $2.5 billion available for spending either at the government’s discretion or upon legislative approval.
Enterprise funds reported net position of $361 million, of which $241 million was restricted or invested in capital assets and the balance of $(166) million was unrestricted.
Long-Term Debt
The Commonwealth’s total long-term debt obligations (bonds and notes payable) decreased by $543.6 million to $6.3 billion during the current fiscal year.
Government-Wide Financial Analysis
Net Position
Net position may serve as a useful indicator of a government’s financial position. The Commonwealth’s combined net position (governmental and business-type activities) totaled $(5.4) billion at the end of fiscal year 2021, as compared to $(11.6) billion at the end of the previous year.
The largest portion of the Commonwealth's net position, $25.0 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.
The second largest portion of the Commonwealth's net position, totaling $2.4 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is $(32.8) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities on the statement of net position.
Changes in Net Position
The revenues and expenses information was derived from the government-wide Statement of Activities and reflects how the Commonwealth's net position changed during fiscal year 2021. The Commonwealth received program revenues of $21.5 billion and general revenues (including transfers) of $18.0 billion for total revenues of $39.5 billion during fiscal year 2021. Expenses for the Commonwealth during fiscal year 2021 were $33.4 billion, the total net position of the Commonwealth increased in the amount of $6.2 billion, net of contributions, transfers and special items.

Governmental Activities
The governmental activities resulted in an increase in the Commonwealth’s net position by $5.7 billion. An increase in Governmental activities of $4.0 billion is a result of decreased deferred inflows of resources. An increase in Governmental activities of $522.4 million was primarily due to an increase in Sales and Use Tax of $367.1 million and Motor Vehicle Usage Tax Receipts of $105.7 million. Approximately 42.0 percent of the governmental activities' total revenue came from taxes, while 50.6 percent resulted from grants and contributions (including federal aid).  Overall, program revenues were not sufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.
Business-Type Activities
Business-type activities resulted in an increase the Commonwealth’s net position by $421.5 million. Program revenues generated by the operations of the State Parks, the Kentucky Horse Park, and Unemployment Compensation were not sufficient to cover program expenses. Nonoperating revenues were needed to support expenses of these programs.
Overall Analysis
Financial highlights for the State as a whole during fiscal year ended June 30, 2021, include the following:
•
The liabilities of the State’s governmental activities exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by $5.8 billion and the State’s business-type activities now have assets that exceed liabilities (net position) by $361.5 million.

•
The State's total net position increased during the year by $6.2 billion. Net position of governmental activities increased by $5.7 billion, and net position of business-type activities increased by $421.5 million.

•	The net position of the governmental activities continues to be a negative because of pension and other post-employment benefit liabilities.
Financial Analysis of the Commonwealth’s Individual Funds
At June 30, 2021, the Commonwealth’s governmental funds reported combined ending fund balances of $5.4 billion, a net increase of $2.4 billion in comparison with the prior year. $73.5 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $2.8 billion is restricted for certain purposes and is not available to fund current operations. The $2.5 billion is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.
General Fund
The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2021, was $2.5 billion. The balance reported reflects an increase of $1.9 billion from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of KTRS Pension and Other Post Employment Liabilities.

The fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $8.4 million represents the non-spendable amount.
Major Special Revenue Funds
The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $4.4 billion from the previous year, a change of 26.7 percent. Expenditures increased by $4.0 billion from the previous year, a change of 25.1 percent. The Transportation Fund experienced a slight increase in revenues and a decrease in expenditures, resulting in an increase in fund balance of $246.8 million.
Proprietary Funds
The Commonwealth’s proprietary funds reported net position of $184 million, which included $361 million in the enterprise funds and $(178) million in the internal service funds. This is a total increase in net position of $360.8 million from the previous year. This change in net position involved mainly from one fund, the Unemployment Compensation which had an increase of $379.6 million for the 2021 fiscal year. This change is due to the COVID-19 pandemic and an increase in unemployment insurance benefits.
General Fund Budgetary Highlights
During the year, the official revenue forecast for the General Fund increased. General Fund revenues, for the year, were more than the final budgetary estimates by approximately $1.1 billion. Actual expenditures for the year were approximately $774 million less than the final budgeted amount.
Capital Asset and Debt Administration
Capital Assets - The Commonwealth’s investment in capital assets for its governmental and business-type activities as of June 30, 2021, amounts to $28.4 billion, with accumulated depreciation of $1.8 billion, leaving a net book value of $26.6 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construction in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.
The total increase in the Commonwealth’s investment in capital assets for the current fiscal year was about 1.8 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $1.2 billion for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $144.9 million.
Infrastructure Assets – The Commonwealth has elected to utilize the “Modified Approach” as it relates to guidelines set forth in GASB Statement Number 34. Under this alternative method the Commonwealth expenses certain maintenance and preservation costs and does not report depreciation expense. Assets accounted for under the modified approach include nearly 63,983 lane miles of roads and approximately 9,022 bridges that the Commonwealth has responsibility for maintaining.
•	There have been no significant changes in the condition level of infrastructure assets.
•	The asset condition level established by the Commonwealth has approximately been met and exceeded for the past ten years.

Debt Administration - The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth’s debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.
The Commonwealth of Kentucky’s bonded debt decreased by $532.2 million to $5.7 billion, a 8.6 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY2021 new issues. The remaining liability on the retired bonds plus the FY2021 principal payments on the remaining bonds outstanding were greater than the FY2021 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2021.
During the fiscal year there were no changes in credit ratings by Moody’s Investors Service, Standard & Poor’s Rating Services, Fitch Ratings, Inc., or Kroll Bond Rating Agency. The current ratings on Kentucky’s General Obligation debt (though none is outstanding) are Aa3 by Moody’s; AA- by Fitch; A by Standard and Poor’s; and AA- by Kroll. The current ratings by debt service on Kentucky’s General Fund appropriation supported debt are as follows: A1 by Moody’s; A+ by Fitch; A- by Standard and Poor’s; and A+ by Kroll. The Kroll rating dated September 26, 2020, was the first rating sought by the Commonwealth from this rating agency.
Additional Information About the Kentucky Economy
The outlook shows a somewhat weaker outlook for real GDP and real consumption. Real consumption in FY22 has fallen from 6.0 percent growth in January to the current projection of 5.3 percent. The real GDP situation has shown a similar pattern with 5.0 percent in the January report to 4.5 percent in this report. This third quarter report utilizes IHS Markit’s control forecast, as is customary. The current fiscal situation that the state faces continues to shine brightly as third quarter receipts rose 9.0 percent and year-to-date collections remain high at 13.6 percent growth over the same period in FY21.
The 9.0 percent third quarter revenue growth translated into a nominal gain of $265.6 million in the third quarter of FY22. Of that gain, $204.8 million came from the individual income tax and $150.7 million was attributable to sales and use tax. On the downside, the 2019 repeal of the bank franchise tax was the major contributor to a decline in the “miscellaneous” tax category. Revenue growth continues to be concentrated in the largest two revenue sources, the individual income tax and the sales tax.
Projected FY22 General Fund Revenue Surplus of $436.4 million
The official General Fund revenue estimate for FY22, as adjusted by the actions of the General Assembly in the 2022 regular legislative session, is $13,757.1 million, an increase of 7.2 percent compared to FY21. Following March collections, General Fund receipts could decline by 7.9 percent for the remainder of the fiscal year and hit the official estimate. The interim, unofficial General Fund estimate for FY22 profiled in this report is $14,193.5 million, which would generate revenues $436.4 million above the official estimate. Projected growth in the fourth quarter is 3.6 percent and annual growth for FY22 is predicted to be 10.6 percent.
The fourth quarter expected growth rate of 3.6 percent requires some explanation since the first three quarters of the fiscal year saw increases of 20.0, 12.3, and 9.0 percent, respectively. The 24.8 percent fourth quarter revenue growth rate in FY21 came off a low base in FY20. Last year, every major revenue account except for the cigarette tax grew by double-digits last year in the fourth quarter. The largest three revenue accounts (individual income, sales, and corporate income/limited liability income tax) grew by 15.1 percent,

31.4 percent, and 51.6 percent, respectively. A 3.6 percent forecasted growth rate for April through June of 2022 over last year’s 24.8 percent growth still reflects very positive revenue activity.
Projected FY22 Road Fund Revenue Shortfall of $11.2 million
The official Road Fund revenue estimate for FY22 is $1,680.1 million, an increase of 2.3 percent compared to FY21. The FY22 interim forecast is $1,668.9 million, which is $11.2 million less than the official revenue forecast. Motor fuels tax collections have grown 5.1 percent year-to-date but are forecasted to decline 1.6 percent over the final three months. The increase in gas prices since the official forecast was made will lead to a decline in consumption and revenues in the final quarter of the year
Motor fuels revenue is projected to bounce back and grow at a nearly 5.0 percent clip for the first half of FY23. The growth in motor fuels revenue in FY23 is predominately a function of the expected rise in the motor fuels tax rate due to the statutory rate setting process that occurs near the end of the fiscal year.
Summary of Projected Major Economic Factors
Real GDP is expected to increase 3.4 percent in the fourth quarter of FY22, which will round out the fiscal year at a robust 4.5 percent rate of growth. Growth in real GDP is expected to slip to 2.9 percent in the first half of FY23. Labor markets continue to improve. Real investment continues to outpace real consumption. Real imports continue to grow, but the rate of growth is expected to decline as consumers continue to shift away from goods and towards services as COVID-19 cases decline. On the employment front, total employment in the first half of FY23 is to grow by an additional 3.4 percent with manufacturing employment growing at 2.2 percent. In Kentucky, personal income is poised to continue its positive trend of growth, increasing 2.4 percent by the final quarter of FY22, and 2.4 percent for the first half of FY23. The wages and salaries component of Kentucky personal income is anticipated to increase by a robust 9.1 percent for the final quarter of FY22 and maintain a strong pace of 6.9 percent growth through the first and second quarters of FY23. Total non-farm employment is forecasted to rise by 71,800 jobs by June of 2022 and an additional 64,500 annualized jobs in the first and second quarters of FY23.
Revenues, Third Quarter FY22
General Fund revenue growth has been robust through the first nine months of FY22. Collections are up 13.6 percent year-to-date even with last year’s revenues supported by federal stimulus payments to households and businesses. Growth rates for the three quarters this year have been 20.0 percent, 12.3 percent, and 9.0 percent, respectively.
Total Road Fund receipts rose 5.2 percent during the just completed quarter, the largest percentage change in any quarter this year. Revenues have grown steadily throughout the year, increasing 3.5 percent, 2.8 percent, and 5.2 percent in each quarter. Total receipts received in the third quarter were $405.6 million, which compared favorably to last year’s third quarter total of $385.7 million. Six of the seven accounts grew with motor fuels and motor vehicle usage tax collections accounting for $20.9 million of the increase.
State and National Economy, Third Quarter FY22
Real gross domestic product (real GDP) rose by 4.2 percent in the third quarter of FY22. This is the seventh consecutive quarter of real GDP growth following the end of the 2020 recession. Federal Transfer Payments to Resident Persons declined by 44.7 percent in the third quarter of FY22. The CPI (for all goods) has grown 7.7 percent in the third quarter of FY22 over the third quarter of FY21. This is the highest inflation in the CPI since the second quarter of FY82. US non-farm employment grew 4.6 percent in the third quarter of FY22. Leisure and hospitality services employment grew by 16.9 percent in the third quarter of FY22 compared to the third quarter of FY21. US personal income declined by 3.6 percent in the third quarter of FY22. This was driven almost entirely by the decline in transfer receipts income.
Kentucky non-farm employment grew by 3.2 percent in the third quarter of FY22. Leisure and hospitality services employment grew by 10.8 percent in the third quarter of FY22. Kentucky manufacturing employment continued its recent upward trend by growing 5.7 percent over the same period. Kentucky manufacturing employment has been increasing for the last seven quarters. Kentucky personal income declined by 6.8 percent in the third quarter of FY22. Kentucky transfer receipts income declined by 32.3 percent during that time, dragging down personal income. However, Kentucky wages and salaries grew 9.1 percent in the third quarter of FY22.
Revenue and Economic Outlook – Third Quarter, 2022 Fiscal Year
General Fund. Revenue collections for the General Fund continue to outpace expectations. Collections are up 13.6 percent through the first three quarters of FY22 despite the fact that revenues in FY21 were aided by federal stimulus payments to households and businesses.
The official General Fund revenue estimate for FY22, as adjusted by the actions of the General Assembly in the 2022 regular legislative session, is $13,757.1 million, an increase of 7.2 percent compared to FY21. The interim, unofficial General Fund estimate for FY22 profiled in this report is $14,193.5 million, which would generate revenue $436.4 million above the official estimate. Projected growth in the fourth quarter is 3.6 percent and annual growth for FY22 is predicted to be 10.6 percent. See Table 1 for the interim estimates and the comparison to the official estimates.
The fourth quarter expected growth rate of 3.6 percent requires some explanation since the first three quarters of the fiscal year saw increases of 20.0, 12.3, and 9.0 percent, respectively. Even though the fourth quarter of FY21 was coming off a low base in FY20, the fourth quarter growth rate of 24.8 percent presents a formidable hurdle to clear in FY22. Every major revenue account except for the cigarette tax grew by double-digits last year in the fourth quarter. The largest three revenue accounts (individual income, sales, and corporate income/limited liability income tax) grew by 15.1 percent, 31.4 percent, and 51.6 percent, respectively. Such a high base from the prior year explains the prospects of the fourth quarter of FY22 growing at 3.6 percent.
The individual income tax is expected to exceed the budgeted estimate by $180.5 million in FY22. It is forecasted to grow modestly at 3.2 percent during the fourth quarter of FY22 before accelerating to an 8.0 percent pace in the first half of FY23. Individual income tax receipts comprise nearly two-fifths of all General Fund revenues. Individual income tax receipts rose 11.6 percent through the first three quarters of FY21. Improving employment, coupled with wage increases, have propelled year-to-date collection in the individual income tax. The individual income tax is composed of four parts: withholding, declaration payments, net returns, and fiduciary. Withholding is by far the largest component, making up 88.9 percent of the total projected individual income tax in FY22. The withholding component is expected to increase 11.0 percent in the fourth quarter of FY22 following growth of 9.7 percent through the first nine months of the fiscal year. The first half of FY23 is projected to grow at 9.6 percent. Some individual income tax filers, based on their expected tax liability, make quarterly declaration payments in April, June, September, and January. Two of the four declaration payments are due in the fourth quarter of the fiscal year. This component of the individual income tax is forecasted to decline by 31.1 percent in the fourth quarter of FY22, due in part to the record level of estimated payments made in the comparison quarter of FY21. Net returns are the combination of pay returns less refunds, with the sum historically being a negative number. The final component, fiduciary payments, is a very small revenue source that is expected to rise to $1.7 million during the fourth quarter. The four components combine for a fourth quarter increase of 3.2 percent to close FY22 before picking up to 8.0 percent growth in the first half of FY23.
Sales and use tax receipts increased 13.6 percent during the first three quarters of FY22 with nominal collections of $3,712.0 million. The three-quarter total averages out to $412.4 million per month, an all-time record for the first nine months of a fiscal year. The fourth quarter is expected to increase by 4.7 percent, or collections of $1,353.5 million. While the 4.7 percent anticipated growth in the fourth quarter marks a slower pace than year-to-date totals, the slower growth is partially a function of the high base of comparison from FY21. Monthly receipts over the fourth quarter of FY22 are forecasted to be $451.2 million, another record high for a fourth fiscal quarter. Combining the year-to-date sales and use receipts with the fourth quarter interim estimate, the total sales and use tax receipts are expected to equal $5,065.5 million for FY22. This interim estimate results in 11.1 percent annual growth for FY22. The official estimate for the sales and use tax is $4,950.7 million, so the interim estimate is $114.8 million higher than the official estimate. Growth for the first half of FY23 is projected to be 8.4 percent.
Revenues from the corporation income tax and the limited liability entity tax (LLET) are estimated to exceed the FY22 budgeted estimate by $120.0 million, which would be the second largest component of the $436.4 million expected revenue surplus. These two major business taxes continue to be reported and estimated in combination due to the interactions between the income and gross receipts taxes on businesses. Corporation taxes jumped 38.1 percent in FY21, the largest annual increase since the Great Recession. Even with the high comparison year, combined business taxes have risen 42.5 percent through the first nine months of FY22. The fourth quarter of the fiscal year is always the highest quarter of actual collections since calendar-year filers must make two of the four estimated payments for the corporation income tax in April and June. Estimated payments are forward-looking in the sense that the four quarterly payments are intended to cover the tax liability for a given tax year. The estimated payments that contributed to the 42.5 percent year-to-date growth were made in September and December of 2021 for tax year 2021. The April and June payments that will occur during the fourth quarter of FY22 represent advance payments for calendar-year filers. Since the economy is forecasted to soften in 2022 vis-à-vis 2021, the forecasting models are projecting a modest 1.3 percent increase in the fourth quarter of FY22, followed by an 18.8 percent decline in the first half of FY23. Both the magnitude and volatility of tax collections have been impacted by the recent tax law changes.
The forecast for property taxes calls for growth of 2.6 percent in FY22. Through the first nine months of FY22, property tax receipts have climbed 4.2 percent. Receipts are expected to decline 9.8 percent in the fourth quarter, primarily due to the property tax on motor vehicles. Senate Joint Resolution 99 from the 2022 regular session of the General Assembly prompted the promulgation of Executive Order 2022-096, which essentially froze the 2022 valuation of motor vehicles at the property tax year 2021 levels. The latest language that received final passage from the General Assembly was HB 6. In addition to freezing the assessment valuation for two years, the bill permanently changes the standard value of motor vehicles to be the average trade-in value, not the clean trade-in values, permitted by the valuation manual. All of these actions lowered the 2022 motor vehicle assessments. Before these changes were made, the Department of Revenue expected motor vehicle valuations to rise 40 percent due to the elevated prices of new and used motor vehicles. The lower valuations were retroactively applied, so refunds will be paid in the fourth quarter for filers who paid the higher amounts before the law changed. Thus, the fourth quarter property tax collections on motor vehicles are expected to fall dramatically from levels that would have prevailed before the changes signed into law by Governor Beshear. Total FY22 collections are projected to equal $720.6 million, $41.4 million above the official estimate.
Lottery dividends to the General Fund are expected to total $322.3 million in FY22, a sum $3.0 million higher than the official estimate. Growth in General Fund lottery receipts computes to 11.5 percent for FY22. Continued annual growth in the Kentucky Lottery is noteworthy given the maturity of the state lottery. The growth through the first three quarters of FY22 was primarily attributable to growth in scratch-off products and iLottery instant play, which continues to expand despite a growing number of wagering alternatives in the region.
Cigarette tax revenues have tumbled sharply in FY22 and are expected to fall short of the budgeted estimate. Monthly cigarette tax receipts in the last two years have turned quite choppy, with double-digit gains and setbacks more commonplace than during prior years. During the first nine months of FY22, the large declines have far outnumbered the double-digit increases. Year-to-date collections for cigarette taxes have declined 7.0 percent. The interim forecast for FY22 calls for a 4.0 percent decline in the fourth quarter, producing an amount $6.6 million lower than the official estimate. Receipts in the first half of FY23 are expected to fall an additional 5.3 percent. Since the rate of taxation per pack will remain the same in FY22 as it was since FY19, variations in cigarette tax receipts will be based solely on the volume of cigarette tax stamps sold to wholesalers and registered stamping agents.
Coal severance tax receipts are expected to approximately match the budgeted estimate. Coal receipts dropped sharply in FY20, declining by 36.7 percent to $58.8 million. Collections in FY21 for the coal severance tax fell an additional 4.7 percent with receipts equaling $56.1 million. The FY22 interim forecast calls for annual receipts of $66.0 million, an amount $1.9 million greater than the official estimate. Since the rate of increase is predicted to total 17.7 percent in FY22, it is fair to say that coal severance tax collections have improved greatly since the poor showing in FY20 and FY21. The coal severance tax is expected to climb 27.7 percent during the first half of FY23 as prices to continue to rise slightly.
The “other” category of receipts is forecasted to fall short of budgeted estimates in FY22 by $18.6 million, due to the revised interim estimates for abandoned property and insurance premiums. This category contains dozens of smaller accounts, which make up the remainder of the General Fund. A 7.9 percent increase is expected for the remaining quarter of FY22, but the balance at the conclusion of the fiscal year is anticipated to equal $995.3 million while the official estimate was set at $1,013.9 million. Despite the loss of approximately $115 million from the repeal of the bank franchise tax, FY22 will likely be a peak for the other accounts, primarily due to the $225 million legal settlement that was deposited into the General Fund during the first quarter of FY22. As a result, the first half of FY23 is expected to decline by 40.9 percent since the base in FY22 was inflated by the settlement.
Road Fund. Road Fund revenues have grown steadily throughout the first nine months of FY22 but are forecasted to decline in the final three months of the year. This forecast predicts that revenues will bounce back and grow at a nearly five percent clip in the first half of FY23. Growth rates for the fourth quarter of the current fiscal year are expected to fall due to high gas prices as well as a timing issue.
The FY22 full-year interim forecast is $11.2 million less than the official revenue forecast. It should be noted that while the official revenue forecast is an average of the control and optimistic economic scenarios, the forecast presented in this quarterly report is based solely on the control scenario.
Motor fuels tax collections have been robust throughout the current year but are forecasted to decline 1.6 percent over the final three months. Because the motor fuels tax rate, once set, is fixed for each fiscal year, changes to the forecast are solely the result of changes in consumption. The increase in gasoline prices is expected to lead to a decline in consumption and, therefore, revenues in the final quarter of the year. However, the higher wholesale gas prices in FY22 will result in a statutorily-driven increase of 2.0 cents per gallon in the tax rate for FY23. Collections are expected to grow 4.2 percent over the first half of FY23 as the decline in consumption will be more than offset by the higher tax rate.

Motor vehicle usage tax collections have been steady this year with revenues increasing 4.6 percent year-to-date. The forecast calls for a 4.8 percent decline in the final quarter, primarily due to inflated collections in the same quarter last year. Revenues are expected to resume normal growth over the first half of FY23 with receipts growing 4.7 percent. The FY22 quarterly growth rates have been 3.8 percent, 2.3 percent, and 7.8 percent, respectively.
To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.
Motor vehicle license taxes are forecasted to decline 7.7 percent in the final quarter of FY22 but increase 4.1 percent in the first two quarters of FY23. Motor vehicle operators’ licenses are projected to increase 1.6 percent for the remainder of the fiscal year and grow 4.3 percent over the first six months of FY23. Weight distance tax revenue is forecast to increase 4.6 percent in the final quarter of the fiscal year and increase 3.9 percent in the first half of FY23. Investment income is negative over the first nine months of the fiscal year and receipts are expected to continue to decline in this account in the final quarter of FY22. All other revenues have grown 5.4 percent during the first three quarters of the current fiscal year. However, receipts in this revenue category are expected to decrease over the next three months before growing 5.6 percent in the first half of FY23.
National Economic Outlook – Third Quarter, 2022 Fiscal Year
The forecast of the national outlook used in this quarterly report is the IHS Markit control scenario for March 2022. Economic conditions are projected to remain very strong over the three-quarter forecasting horizon. However, the March outlook does represent a downgrade from the November forecast, which was the basis for the second quarterly report of FY22 that was released at the end of January. The main reasons for the slight economic downgrade are the geopolitical tensions in Ukraine and the pernicious nature of the current rate of inflation.
Real GDP is expected to increase 3.4 percent in the fourth quarter of FY22, which will round out the fiscal year at a robust 4.5 percent rate of growth. Growth in real GDP is expected to slip to 2.9 percent in the first half of FY23. Real consumption, which arguably was the key component that led the national economy out of the very short-lived recession in 2020, is beginning to fade. Growth in real consumption is projected to be 2.6 percent in the fourth quarter of FY22 followed by 2.3 percent in the first half of FY23. The anticipated growth over the forecasting horizon is the slowest real consumption growth since the end of the most recent recession. Since real consumption is about 70 percent of real GDP, slower growth in real consumption has a corresponding lethargic effect on real GDP. The culprit for slower real consumption expansion is believed to be the Russian invasion of Ukraine, as well as the corresponding impacts from inflation and personal wealth.
Overall inflation is impacted as the price of energy-related items soar and food prices rise. Personal wealth is also affected by more volatile and generally lower equity prices. Both factors combine to undermine consumer’s expectations of current and future disposable income, a key driver for real consumption.
Real investment continues to outpace real consumption, with a 12.7 percent increase in real investment expected during the fourth quarter of FY22. Investment is expected to show continued strength in the first half of FY23 with forecasted growth of 6.8 percent. A leading sector in real investment is domestic drilling for oil and natural gas. Surging energy prices from the Russian invasion of Ukraine have accelerated the pace of investments in domestic alternatives to imported oil. Many domestic firms are engaging in real investment, in part to alleviate reliance on foreign sources for inputs into production and to increase production of goods and services.
Real imports continue to grow, but the rate of growth is expected to decline as consumers continue to shift away from goods and towards services as COVID-19 cases have declined sharply. While real imports continue to grow at an estimated 9.3 percent in the fourth quarter of FY22, real imports are projected to increase only 5.4 percent in the first half of FY23. Real export growth is expected to outpace real imports in the first half of FY23 with exports rising at a healthy 7.8 percent.
Labor markets continue to improve even as real GDP growth softens slightly. Non-farm employment is expected to increase 4.4 percent in the fourth quarter of FY22 and 4.5 percent over the course of the entire FY22. The forecast for personal income shows a 3.4 percent increase in the fourth quarter of FY22 and 4.6 percent in the first half of FY23. Wages and salaries paved the way for personal income growth with a 10.5 percent projected increase in the fourth quarter followed by 8.5 percent in the first half of FY23. The projections for personal income as a whole fail to keep pace with wages and salaries due to anticipated sharp declines in transfer payments. A 12.4 percent expected decline in transfer payments in the fourth quarter of FY22 would complete a fiscal year that saw transfer receipts falling an estimated 14.8 percent. Transfer payments are expected to drop another 5.2 percent in the first half of FY23.
Regarding wages and salaries, growth in FY22 is expected to be 10.8 percent, the highest rate of growth since FY79. Wage and salary income can rise or fall because of changes in employment or differences in the wage rate. Both elements have risen in FY22 leading to the historically high rate of growth in wage and salary income.
On the employment front, total employment in the first half of FY23 is expected to be an annualized 152.7 million jobs. The annualized level of employment is noteworthy because the forecasted level is expected to eclipse the pre-recession peak of 151.9 million. The service-producing sectors are expected to lead the way with 5.0 percent growth in the fourth quarter with goods-producing occupations rising 4.0 percent. A pleasant development in the goods-producing sectors is the 3.7 percent expected growth in manufacturing employment in the fourth quarter of FY22. If that growth materializes, FY22 will have grown 3.1 percent for the year -- or slightly over 380,000 additional annualized jobs. That is the highest number of new manufacturing jobs since FY85.
Leisure and hospitality employment continues to surge with 13.2 percent expected growth in the fourth quarter of FY22 followed by a similar 11.8 percent increase expected in the first half of FY23. Notwithstanding the prodigious growth in leisure and hospitality employment, the level of employment remains below its pre-pandemic peak though the first half of FY23. The largest service-producing sector in terms of total employment is trade, transportation, and utilities (TTU). Growth in TTU is expected to be 3.7 percent in the fourth quarter of FY22 and 1.1 percent in the first half of FY23. The job losses in TTU during the 2020 recession were less severe than in some other supersectors. As a result, TTU jobs surpassed its pre-recession peak sooner than other supersectors. TTU reached that pre-recession peak in the first quarter of FY22. TTU employment is now 600,000 seasonally adjusted jobs above its previous peak. TTU is expected to fall slightly in the first half of FY23 to 28.2 million jobs, which is still a net 400,000 seasonally adjusted jobs above its pre-recession peak.
The unemployment rate is expected to reach 3.4 percent during the first half of FY23. That rate would be lower than the unemployment rate of 3.6 percent that was obtained in the second quarter of FY20, prior to the recession of 2020. US housing starts are expected to decline 3.4 percent during the first half of FY23. Rising interest rates, including mortgage rates, are the likely cause of the slowdown in housing starts.

Kentucky Economy Outlook – Third Quarter, 2022 Fiscal Year
Kentucky personal income is poised to continue its positive trend of growth, increasing 2.4 percent by the final quarter of FY22, and 2.4 percent for the first half of FY23. Growth at the projected levels would represent a $5,378.2 million increase in Kentuckian’s personal income compared to the same three quarters one year prior. The increase in personal income primarily reflects an increase in employee compensation that was partly offset by a decrease in transfer receipts.
To hold pace with strong demand in some areas of the economy, employers struggled to recruit and retain workers for the full year of 2021. Consequently, businesses expanded their payrolls as a mechanism to compete with other employers. While average wages have risen, they have generally not kept pace with inflation. Employers are expected to raise wages and salaries at a swifter pace over the forecast horizon.
The wages and salaries component of Kentucky personal income is anticipated to increase by a robust 9.1 percent for the final quarter of FY22 and maintain a moderate pace of 6.9 percent growth entering the first and second quarters of FY23. Kentucky wages and salary growth is expected to slightly lag the national growth by 1.4 percentage points over the fourth quarter of FY22 and continue to trail the national rate by 1.6 percentage points through December, ending the second quarter of FY23.
Higher wages, increased childcare options, abating health concerns, among other factors appear to be encouraging workers to re-enter the labor market. The Commonwealth lost approximately 240,700 non-farm employment jobs during the initial months of the pandemic. Workforce data indicates 85.1 percent of those jobs have been recovered by the end of March 2022. This forecast predicts a nearly full recovery of the 240,700 lost jobs by the end of calendar year 2022. On average, employment has returned to pre-pandemic levels in jobs that offer modest wages, adequate benefits, and workplace flexibility. Looking ahead, Kentucky is anticipated to extend its recent labor market gains over the next three fiscal quarters.
Total non-farm employment is forecasted to edge up by 71,800 jobs by June of 2022 and an additional 64,500 jobs in the first and second quarters of FY23. This represents an average gain of 23,919 workers per month in final quarter of FY22. Employment is expected to increase for 10 of Kentucky’s 11 major nonfarm North American Industry Classification System job sectors over the forecast horizon, while the remaining one was essentially unchanged.
The goods-producing sectors are expected to increase by 6.0 percent in the fourth quarter of FY22 and by 4.2 percent in the first half of FY23. Notable job gains are expected in Kentucky’s manufacturing employment sector. Over the next three quarters, manufacturing is on track to add 13,000 jobs compared to the same periods one year prior. The increase computes to growth of 6.7 percent in the fourth quarter of FY22 and 4.6 percent growth in the first half of FY23. Growth in manufacturing employment in the Commonwealth is particularly noteworthy given the declines endured over the last two decades. Since the recessionary trough in the fourth quarter of FY20, manufacturing employment is expected to increase 45,900 jobs by the first half of FY23. That will bring manufacturing employment in Kentucky back to a level not seen since FY06.
The service-providing employment sectors are expected to increase by 4.0 percent in the fourth quarter of FY22 and by 3.6 percent in the first half of FY23. In percentage and nominal terms, the leisure and hospitality employment sector is anticipated to incur the quickest growth in the fourth quarter of FY22, gaining 10.8 percent or 18,300 jobs. Further recovery is anticipated in the leisure and hospitality employment sector spanning the first two quarters of FY23, growing an additional 13.5 percent or 23,400 jobs. Notwithstanding the projected uptick, leisure and hospitality employment levels will remain lower than the pre-recession peak even at the end of the forecasting period. Of all the supersectors, leisure and hospitality employment was among the hardest hit over the course of the pandemic, therefore has the deepest hole to climb out.
Revenue Receipts – Third Quarter, 2022 Fiscal Year
General Fund. General Fund revenue growth has been surprisingly robust through the first nine months of FY22. Collections are up 13.6 percent year-to-date even though revenues last year were helped by federal stimulus payments. Additionally, FY21 collections included revenues from the bank franchise tax which has since been repealed. Receipts in the quarter were $3,220.9 million, which is $265.6 million more than what was received in the third quarter of FY21. The increases in collections were almost entirely from the individual income taxes and sales and use tax. Combined, these accounts grew by $355.5 million. The “other” category of receipts declined over last year primarily due to the repeal of the bank franchise tax. General Fund growth rates for the three quarters this year are 20.0 percent, 12.3 percent, and 9.0 percent, respectively.
The individual income tax grew 17.3 percent in the third quarter of FY22. Receipts totaled $1,387.4 million compared to $1,182.6 million received in the third quarter of FY21. The three major components of the tax all increased in the quarter with the largest being withholding collections. For the just completed quarter, withholding receipts were up 13.3 percent, or $156.4 million more than last year. Net payments on returns were $27.8 million more favorable and estimated, or declaration payments, were up $19.3 million. The individual income tax is the largest tax account in the Commonwealth and made up just over 43 percent of total General Fund receipts in the third quarter.
Sales and use tax receipts were also strong in the third quarter, growing 14.3 percent compared to the third quarter of FY21. Collections were $1,207.9 million which exceeded prior year totals by $150.7 million. Quarterly growth rates for the tax have been 9.9 percent, 16.8 percent, and 14.3 percent this year, respectively.
Combined corporation income and LLET tax receipts have remained strong in FY22 after growing 38.1 percent in FY21. Through nine months in FY22 revenues have increased 42.5 percent. Receipts grew by $23.5 million compared to collections in the third quarter of FY21 as net returns on corporation income tax returns and LLET revenue helped offset a $10.7 million decline in corporate declaration payments.
Growth rates for the three quarters have been 76.0 percent, 22.9 percent, and 30.1 percent, respectively.
Property tax collections declined 2.3 percent, or $4.0 million, in the just completed quarter but year-to-date receipts have increased 4.2 percent. Real property and tangible motor vehicle receipts accounted for most of the gains. Growth rates for the three quarters in year have been 16.5 percent, 5.3 percent, and -2.3 percent, respectively.
Lottery receipts increased by 11.8 percent in the third quarter. Thus far in FY22, lottery dividend payments total $230.3 million, up $24.2 million compared to FY21.
Cigarette tax receipts fell 4.3 percent to $74.6 million in the third quarter of FY22. Quarterly growth rates for this account have been -4.4 percent, -11.8 percent, and -4.3 percent, respectively
Coal severance tax receipts grew by $5.4 million in the just completed quarter, the fourth consecutive quarterly increase. Revenues totaled $18.9 million for the quarter, an increase of 40.4 percent. Year-to-date, coal receipts are up 16.4 percent.

The “other” category, which is composed of many smaller tax accounts, decreased 39.6 percent, or $119.6 million, largely due to the repeal of the bank franchise tax, which accounted for $106.8 million of the decline over last year. Third quarter receipts were $182.6 million.
Individual income tax and sales and use taxes made up 81 percent of General Fund tax receipts. The “other” category made up six percent of receipts in the third quarter. The next largest source of revenue is the property tax, which made up five percent of total receipts. Cigarettes and lottery dividends each made up two percent of the General Fund receipts. Corporate and LLET combined made up three percent of receipts. The coal severance tax made up one percent of total receipts.
Road Fund. Total Road Fund receipts rose 5.2 percent during the third quarter of FY22, the largest percentage change in any quarter this year. The rate of growth in this account has been steady throughout the first nine months of FY22. The growth rates for the first three quarters of the fiscal year have been 3.5 percent, 2.8 percent, and 5.2 percent, respectively. Total receipts received in the third quarter were $405.6 million compared to last year’s third quarter total of $385.7 million. Six of the seven accounts grew with motor fuels and motor vehicle usage tax collections accounting for $20.9 million of the increase. Investment income was the lone declining account, falling by $7.2 million. The remaining accounts had relatively small changes and taken as a whole rose by $6.2 million. Year-to-date Road Fund collections have grown 3.8 percent.
The official FY22 Road Fund revenue estimate calls for a 2.3 percent increase in revenue for the year. Based on year-to-date tax collections, revenues can decline by 1.6 percent in the final quarter of the fiscal year and still meet the revenue estimate.
For the quarter, motor fuels tax receipts grew 5.7 percent to $180.7 million. Collections in this account have been very consistent following a lackluster FY21, with growth rates of 4.9 percent, 4.7 percent, and 5.7 percent, respectively. Receipts were $9.8 million higher than the $171.0 million collected during the third quarter of last year. Year-to-date collections in this account have increased 5.1 percent.
Motor vehicle usage tax receipts have been surprisingly strong in FY22 growing at 4.6 percent through the first nine months of the year after increasing 10.2 percent for the same time period last year. Revenues were $153.8 million for the quarter compared to $142.7 million last year. Collections grew 7.8 percent for the quarter after growing 3.8 percent and 2.3 percent in the first two quarters, respectively.
Motor vehicle license tax receipts grew $400,000, or 1.4 percent, in the third quarter after falling in the first quarter of FY22. The early year decline was due to inflated FY21 receipts which were due to timing issues in the collections of the revenue. Year-to-date revenues have declined 6.1 percent.
Motor vehicle operator’s tax receipts were $8.7 million in the third quarter of FY22, a $3.3 million increase compared to collections a year ago. Receipts have increased $5.1 million for the year.
Weight distance tax receipts were $22.0 million in the quarter which represent a 2.0 percent increase compared to receipts collected during the third quarter of FY21. Receipts in this account have grown at moderate rates after strong growth in the first quarter. Growth rates for the three quarters and year-to-date are 15.0 percent, 2.3 percent, and 2.0 percent, respectively.
The remainder of the accounts in the Road Fund are grouped in the “other” category and consist primarily of fines, fees, and miscellaneous receipts. These funds combined to total $14.8 million, which is $2.1 million more than FY21 levels.

The motor fuels tax and the motor vehicle usage tax are by far the largest components of the Road Fund. Together, they combined for $334.5 million of the $405.6 million collected. The next largest source of revenue was motor vehicle licenses at $33.1 million, followed by weight distance taxes with $22.0 million. The “other” category accounted for $14.8 million, while motor vehicle operators accounted for $8.7 million and income on investments was -$7.6 million.
National Economy – Third Quarter, 2022 Fiscal Year
Real gross domestic product (real GDP) rose by 4.2 percent in the third quarter of FY22 over the third quarter of FY21. See Table 8. On an adjacent-quarter basis, real GDP rose by 0.2 percent in the third quarter of FY22 compared to the second quarter of FY22. This is the seventh consecutive quarter of real GDP growth following the end of the 2020 recession. Real GDP fell by $1.9 trillion in the two-quarter 2020 recession. Since then, real GDP has risen by $2.6 trillion. Real GDP has now risen a net 3.4 percent above the previous real GDP peak.
Real consumption grew 4.9 percent in the third quarter of FY22. Real consumption contributed the most to real GDP growth in absolute terms, growing $645.7 billion in the third quarter of FY22 compared to the third quarter of FY21. Real consumption, as the largest component of real GDP, often moves in tandem with real GDP, as it has for the last seven quarters. On an adjacent-quarter basis, real consumption has risen for the last seven consecutive quarters. The last seven adjacent-quarter growth rates are: 9.1, 0.8, 2.7, 2.9, 0.5, 0.8, and 0.7 percent, respectively. This is very similar to the growth rates for real GDP. Real consumption peaked in the second quarter of FY20 with $13,249.0 billion. By the third quarter of FY21, real consumption had surpassed its pre-recession peak with $13,282.7 billion. Real consumption is now $679.4 billion above its pre-recession peak. Real consumption made up 70.1 percent of real GDP in the third quarter of FY22.
Real investment grew 9.9 percent in the third quarter of FY22. Real investment is an acyclical component of real GDP, that is, it may go up or down, when real GDP is rising, and it may go up or down when real GDP is falling. Real investment has already bounced around several times since the end of the 2020 recession. Adjacent-quarter real investment growth rates for the last seven quarters are: 16.2, 5.7, -0.6, -1.0, 3.0, 7.5, and 0.3 percent, respectively. Those two declines were relatively small, so real investment has trended up over the last seven quarters. Real investment reached a peak before the 2020 recession with $3,535.9 billion. It had regained all those losses by the second quarter of FY21. Despite those two recent declines, real investment is $356.7 billion above its pre-recession peak. Real investment made up 19.6 percent of real GDP in the third quarter of FY22.
Real government expenditures fell by 0.8 percent in the third quarter of FY22. Real government expenditures used to be strictly countercyclical. That is, when real GDP rose, real government expenditures declined and when real GDP declined, real government expenditures rose. But that has not been true for some time. Real government expenditures have been largely acyclical or procyclical since 2000. In the first quarter of calendar year 2000, real government expenditures were $2,645.3 billion. In the third quarter of FY22, real government expenditures are $3,362.4 billion. That is a 27.1 percent net increase. Over the last seven quarters, adjacent-quarter real government expenditures growth rates were: -0.5, -0.1, 1.0, -0.5, 0.2, -0.6, and 0.1 percent, respectively. On net, just since the end of the 2020 recession, real government expenditures have gone up by $2.2 billion. Real government expenditures made up 16.9 percent of real GDP in the third quarter of FY22.
Total outlays declined 30.4 percent in the third quarter of FY22. See Table 9. Before the 2020 recession, total outlays were $4.8 trillion. Keep in mind, that outlays, unlike real GDP, contain all transfers from the federal government to individuals, from the federal government to corporations, and from the federal government to states. Total outlays surged to $9.1 trillion in the fourth quarter of FY20, following massive, unprecedented expenditure bills by Congress and the President. Then total outlays receded for the next two quarters to $6.0 trillion. Then total outlays spiked again to $8.1 trillion in the third quarter of FY21. Total outlays receded again for four straight quarters. Total outlays for the third quarter of FY22 are $5.6 trillion, which is still above the pre-recession level, but much lower than it was in the third quarter of FY21.
Almost all the spikes in total outlays occurred in the Federal Transfer Payments to Resident Persons category of outlays. Federal Transfer Payments to Resident Persons declined by 44.7 percent in the third quarter of FY22. Federal Transfer Payments to Resident Persons, like total outlays is still above its pre-recession level. Federal Transfer Payments to Resident Persons is now at $2.8 trillion, which is $454.7 billion above its pre-recession level.
Medicare and Social Security are two types of transfer payments to resident persons. Both outlays rose significantly over the last year. Medicare rose 7.3 percent in the third quarter of FY22, while Social Security rose 8.2 percent.
Interest on the national debt rose by 7.9 percent in the third quarter of FY22 over the third quarter of FY21. On an adjacent-quarter basis this is the fourth consecutive increase in the interest on the debt. It is currently hovering near the all-time high with $542.1 billion. The all-time high occurred in the fourth quarter of FY19 with $589.2 billion.
Real exports rose by 6.5 percent in the third quarter of FY22. While exports on net behave in a normal-goods fashion, they are reliant on the incomes of the various foreign countries with whom we trade. Therefore, it is not procyclical with US incomes, but usually procyclical with the aggregate foreign countries' incomes. Exports have been erratic in the last seven months as other countries are still dealing with the aftereffects of the 2020 recession and additional COVID-19 restrictions. The last seven adjacent-quarter growth rates are: 11.5, 5.2, -0.7, 1.8, -1.4, 5.4, and 0.5 percent, respectively. US exports are still well below their pre-recession level. Real exports made up 12.1 percent of real GDP in the third quarter of FY22.
Real imports rose by 9.6 percent in the third quarter of FY22. Real imports perform very similar to real consumption. Both are pro-cyclical. Real imports have risen on an adjacent-quarter basis for the last seven quarters. The last seven adjacent-quarter growth rates are: 17.3, 7.0, 2.2, 1.7, 1.2, 4.1, and 2.3 percent, respectively. Real imports, a deduction from real GDP, made up 19.3 percent of real GDP in the third quarter of FY22.
Prices have really started to increase across all goods. The CPI (for all goods) has grown 7.7 percent in the third quarter of FY22 over the third quarter of FY21. This is the highest inflation in the CPI since the second quarter of FY82. It is the 22nd highest inflation in the history of the CPI. The CPI for food has risen 7.3 percent in the third quarter of FY22 over the third quarter of FY21. The CPI for energy has increased 26.3 percent in the third quarter of FY22 over the third quarter of FY21. The core CPI, which excludes food and energy, rose by 6.2 percent in the third quarter of FY22.
The labor force increased by 2.3 percent in the third quarter of FY22. This is a reversal from just a year ago, when the labor force was contracting at a non-trivial rate. The number of employed in the labor force increased by 5.0 percent in the third quarter of FY22, while the number of unemployed in the labor force decreased by 35.5 percent. This too is a significant reversal, as the unemployed were rising at double-digit rates just a year ago.
US non-farm employment grew 4.6 percent in the third quarter of FY22. Employment growth has been solid for the last several quarters. The last seven adjacent-quarter growth rates are: 5.0, 1.4, 0.9, 1.0,

1.2, 1.2, and 1.1 percent, respectively. These are very robust adjacent-quarter growth rates, historically speaking. US non-farm employment gained a net 6.6 million jobs in the third quarter of FY22 compared to the third quarter of FY21. All 11 supersectors grew in the third quarter of FY22.
The biggest contributor to that growth over the last year has been the leisure and hospitality industry. Leisure and hospitality services employment grew by 16.9 percent in the third quarter of FY22 compared to the third quarter of FY21. That is a net increase of 2.2 million jobs. Leisure and hospitality was hit the hardest by the 2020 recession. Leisure and hospitality services employment made up 10.3 percent of total US non-farm employment in the third quarter of FY22. In the quarter before the 2020 recession, leisure and hospitality services employment made up 11.0 percent of total US non-farm employment.
US personal income declined by 3.6 percent in the third quarter of FY22. This was largely the result of the decline in transfer payments income in the third quarter of FY22 relative to the third quarter of FY21.
In the fourth quarter of FY20, when the federal government first began to increase transfer payments to individuals and businesses, transfer payments income rose significantly to 27.7 percent of total US personal income. The shares of all other income sources declined. Since then, the transfer payments have abated, about one percent higher share than the pre-recession levels. The biggest shift in share occurred in the Dividends, Interest and Rents component, where the pre-recession share was 19.6 percent of total US personal income and the share in the third quarter of FY22 is 17.9 percent, a 1.7 percentage point share decline. All six income components are above their pre-recession levels in nominal terms.
Kentucky Economy – Third Quarter, 2022 Fiscal Year
Kentucky non-farm employment grew by 3.2 percent in the third quarter of FY22. Just like at the national level, this is a considerable turnaround from just one year ago, when Kentucky non-farm employment was falling significantly. The 2020 recession had a profound and abrupt effect on Kentucky non-farm employment, losing 12.3 percent, or 240,700 total jobs in one quarter. For the next seven quarters, Kentucky non-farm employment has grown. Workforce data indicates 85.1 percent of those jobs have been recovered by the end of March 2022. This forecast predicts a nearly full recovery of the 240,700 lost jobs by the end of calendar year 2022. The last eight adjacent-quarter growth rates for Kentucky non-farm employment are: -12.3, 6.8, 1.2, 0.3, 0.3, 0.6, 1.2, and 1.1 percent, respectively. Kentucky non-farm employment in the third quarter of FY20 was 1,952,900 jobs. Kentucky non-farm employment in the third quarter of FY22 was 1,917,100 jobs, which is 35,800 jobs below the pre-recession peak.
Leisure and hospitality services employment grew the fastest in both percentage and absolute terms. Leisure and hospitality services employment grew by 10.8 percent, or 18,000 jobs in the third quarter of FY22 over the third quarter of FY21. Leisure and hospitality employment has grown in six of the last seven quarters. The last seven adjacent-quarter growth rates are: 28.4, 1.2, -0.1, 1.8, 1.7, 1.3, and 5.7 percent, respectively. Leisure and hospitality services employment is still 18,400 jobs below its pre-recession peak, a little more than half of the jobs that have not yet recovered. Leisure and hospitality employment made up 9.6 percent of total Kentucky non-farm employment in the third quarter of FY22.
Kentucky manufacturing employment grew by 5.7 percent in the third quarter of FY22. That is a net increase of 13,700 jobs since the third quarter of FY21. Manufacturing employment has been increasing for the last seven quarters. The last seven adjacent-quarter growth rates are: 9.8, 1.7, 0.5, 0.4, 2.5, 0.7, and 2.0 percent, respectively. Manufacturing employment surpassed its pre-recession peak during the third quarter of FY22. Manufacturing employment made up 13.3 percent of total non-farm employment in the third quarter of FY22.

Mining employment declined by 3.6 percent, or 300 jobs, in the third quarter of FY22. The recession had quite an impact on mining employment. The last nine adjacent-quarter growth rates are: -10.6, -21.0, 5.8, 0.4, 0.5, -3.3, -1.8, -1.9, and 3.5 percent, respectively. Pre-recession mining employment was 9,800 jobs. Mining employment in the third quarter of FY22 was 7,100 jobs, or 2,700 jobs less than immediately prior to the 2020 recession. Mining employment is the smallest of the supersectors in Kentucky and made-up 0.4 percent of total Kentucky non-farm employment in the third quarter of FY22.
Kentucky personal income declined by 6.8 percent in the third quarter of FY22. While the year-over-year growth was a significant decline, personal income was effectively flat for the last three quarters. The last seven adjacent-quarter growth rates are: -7.5, 0.1, 14.7, -8.2, 1.6, -0.0004, and -0.1 percent, respectively. Kentucky personal income has grown a net 13.0 percent since the second quarter of FY20. Just over 91 percent of that growth came from wages and salaries and transfer receipts income.
Kentucky wages and salaries grew 9.1 percent in the third quarter of FY22. Kentucky wages and salaries has increased in every quarter since the 2020 recession ended. The last seven adjacent-quarter growth rates are: 6.6, 2.9, 1.2, 2.0, 2.8, 2.4, and 1.7 percent, respectively. Kentucky wages and salaries is now $13.0 billion above its pre-recession peak. Kentucky wages and salaries made up 49.4 percent of total personal income in the third quarter of FY22.
Kentucky transfer receipts income declined by 32.3 percent in the third quarter of FY22. Kentucky transfer receipts income is now $10.7 billion, or 22.2 percent, above its pre-recession peak. Transfer receipts income has risen and fallen numerous times in the last eight quarters. The last eight adjacent-quarters growth rates are: 70.7, -28.5, -7.0, 54.7, -27.0, 1.0, -5.0, and -3.4 percent, respectively. Kentucky transfers income made up 26.1 percent of total personal income in the third quarter of FY22.
State Retirement Systems
Following is information about the Commonwealth’s retirement system, including pension plans and other post-employment benefits. Capitalized terms used under this heading and not otherwise defined shall have the respective meanings given by the ACFRs, as herein defined.
Retirement Plans. Effective April 1, 2021, eligible state and local government employees may participate in one of two provided multi-employer benefit plans: (i) the Kentucky Public Pensions Authority (“KPPA”), or (ii) the Teachers’ Retirement System of Kentucky (“TRS”). The Kentucky Retirement Systems, through its board, oversees three of the five plans supported by the KPPA: (i) Kentucky Employees Retirement System (“KERS”) Non-Hazardous, (ii) KERS Hazardous and (iii) the State Police Retirement System (“SPRS”). The County Employees Retirement System has its own governance board, separate from the Kentucky Retirement Systems, and oversees the County Employees Retirement System (“CERS”) Non-Hazardous, and CERS Hazardous, which are the fourth and fifth of five systems that the KPPA supports. The KPPA is an administrative entity that performs daily system activities, which include administrative support, investment management, benefits counseling, accounting and payroll functions and legal services for all five plans. The KPPA is governed by a third board, which is composed of members of the boards of each of the Kentucky Retirement Systems and CERS. Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein. The Kentucky Retirement Systems and TRS (collectively, the “Retirement Plans”) provide both retirement and Other Post-Employment Benefits (“OPEB”) to state employees and teachers based upon their age, hire date, years of service and retirement date. Most retirement benefits are subject to a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal. KERS Non-Hazardous eligible employees hired January 1, 2014 and thereafter, are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation. The Kentucky Public Employees’ Deferred Compensation Authority (the “KDC”) additionally provides administration of tax-deferred supplemental retirement plans for all state, public school and university employees, and employees of local political subdivisions that have elected to participate. The available deferred compensation plans include a 457(b) Plan and a 401(k) Plan.  The Retirement Plans and KDC are component units of the Commonwealth for financial reporting purposes and are included in The Kentucky Annual Comprehensive Financial Report.
Pension Funding. The Commonwealth’s enacted budget for fiscal years 2019 through 2021 included the full Actuarially Determined Employer Contribution (“ADEC”) for the assumed rates of return for the Kentucky Retirement Systems executive branch participants and TRS. Certain “Quasi” government agencies which participate in the KERS non-hazardous system were permitted to retain the FY 2018 contribution rate of 49.47 percent for fiscal years 2019 through 2021. Based upon the assumptions employed in the Retirement Plans’ June 30, 2021 actuarial valuation reports used in preparing the associated Retirement Plans’ 2021 ACFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the “UAAL”) of $14,828 million. TRS had a pension UAAL of $16,957 million calculated with the assumptions adopted in September 2021. Unlike Fiscal Year 2017, TRS was not required to report the pension liability in accordance with GASB 67. The state supported portion of the Retirement Plans for the Fiscal Year ended June 30, 2021 had funding percentages of 20.58 percent for the Kentucky Retirement Systems and 57.16 percent for TRS. These funding percentages compare to 17.82 and 58.45 percent respectively for the Fiscal Year ended June 30, 2020. In FY 2000 funding ratios were greater than 100 percent and decreased over a number of years due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions. The Kentucky Retirement Systems’ state supported ADEC for pension benefits for the Fiscal Year ended June 30, 2021 was $1,177.6 million; $1,256.1 million was contributed. The TRS state supported pension ADEC for the Fiscal Year ended June 30, 2021 was $1,146.9 million; $1,146.9 million was contributed.
Other Post-Employment Benefits. The Commonwealth’s ACFR for the fiscal year ended 6/30/2017 represents Governmental Accounting Standards Board (GASB) Statement 45 (“Accounting and Financial Reporting by Employers for Post-employment Benefits other than Pensions”). The Commonwealth adopted GASB Statement 75 (“Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions”) for ACFR reporting for the fiscal year ending 6/30/2018 and after.
The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers. The Retirement Plans administer two multi-employer defined benefit healthcare plans (collectively, the “Health Plans”) for which the Commonwealth pays a portion of the cost of the benefits of the retired employees. As of January 1, 2006, the Commonwealth commenced self-funding of healthcare benefits for state employees. The Kentucky Retirement Systems also adopted, on January 1, 2006, a self-funding health care plan for Medicare Eligible Retirees. TRS became self-insured for post-retirement healthcare costs for Medicare Eligible Retirees on July 1, 1991. Beginning January 1, 1997, TRS offered non-Medicare Eligible Retirees insurance through the state health insurance program, which has since become self-insured. Beginning January 1, 2007, TRS offered its Medicare Eligible Retirees an insured Medicare Advantage Plan and, beginning July 1, 2010, offered this group an insured Employer Group Waiver Drug Plan. The TRS Board requires retirees not eligible for Medicare to pay the equivalent for the Medicare Part B program towards their cost of health coverage.
The Retirement Plans commission actuarial studies, which provide results for consideration, under certain actuarial funding methods and sets of assumptions. A five-year experience study covering the period from July 1, 2013 to June 30, 2018 for the Kentucky Retirement Systems, was dated April of 2019. Similarly, a five-year experience study covering the period from July 1, 2015 to June 30, 2020 for the TRS Board was dated September 28, 2021. In addition to the experience studies, annual actuarial reports are performed on both retirement systems. Pursuant to their respective actuarial studies, the OPEB UAAL as of June 30, 2021 was estimated at $1,181.2 million for the Kentucky Retirement Systems and $1,405.2 million for TRS. These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2021. The actuarial estimates for the Kentucky Retirement Systems’ OPEB liabilities decreased from the $1,426.7 million reported in the Kentucky Retirement Systems’ 2020 ACFR. The actuarial estimates for TRS increased from the $1,086.7 million reported in their 2020 ACFR.
The Kentucky Retirement Systems’ state supported OPEB ADEC for Fiscal Year ended June 30, 2021 was $171.2 million; $197.3 million was contributed. The FY 2021 TRS ACFR changed from reporting ADEC to Statutorily Required Employer Contributions for the Health Insurance Trust. The TRS state supported OPEB Employer Contribution for the Fiscal Year ended June 30, 2021 was $187.1 million; $187.0 million was contributed. The state supported portion of the OPEB for the Fiscal Year ended June 30, 2021 had funding percentages of 63.89 percent for the Kentucky Retirement Systems and 60.68 percent for TRS.
Recent Changes to State Retirement Systems.
House Bill 8 of the 2021 Regular Session of the Kentucky General Assembly was delivered to the Governor for signature or veto on March 21, 2021, and was signed by the Governor on March 23, 2021. House Bill 8 amends KRS 61.565 to change the Kentucky Employees Retirement System's (KERS) nonhazardous actuarially accrued liability contribution (unfunded liability payment) that is payable by employers on or after July 1, 2021, from a value that is paid as a percent of pay on each employee to a fixed allocation funding method; and provide that the employers shall pay the normal cost for all employees plus their actuarially-calculated portion of the organization specific unfunded liability.
House Bill 258 of the 2021 Regular Session of the General Assembly was delivered to the Governor on March 16, 2021, vetoed by the Governor on March 23, 2021, and the veto was overridden by the legislature on March 29, 2021. House Bill 258 provides a new tier of benefits for teachers hired on or after January 1, 2022. The new plan includes a defined benefit foundational component and a defined contribution supplemental component. It does not change any benefits for existing TRS members active or retired.
Senate Bill 249 of the 2020 Regular Session of the Kentucky General Assembly was signed by the Governor on April 8, 2020. The bill had several provisions that affected KERS, SPRS and CERS. The amortization of the UAAL was again reset for this system to a closed 30-year amortization beginning with the June 30, 2019 valuation, and using a level percent of payroll instead of the current level dollar amortization. Additionally, any future increases or decreases in the UAAL will be amortized over a 20-year closed period utilizing a layered amortization method. Among other administrative changes, the bill also extended to June 30, 2021 the voluntary cessation of participation date for the 118 quasi-governmental agencies identified in House Bill 1 of the 2019 Regular Session. The University  determination of voluntary cessation of participation date was previously set to January 1, 2021. Finally, the bill delayed an increase of the phase-in of higher contribution rates for CERS employers.
House Bill 352 of the 2020 Regular Session vetoed in part and vetoes overridden on April 15, 2020 set the KERS employer contribution rate at 84.43 percent for FY2021 and set the 118 quasi-governmental employer contribution rate below the current ADEC rate at 49.47 percent.
House Bill 484 of the 2020 Regular Session was signed by the Governor on April 7, 2020. This bill in-effect made no administrative changes, but separated the CERS and Kentucky Retirement Systems into two governing boards. Oversight of CERS was transferred from the Kentucky Retirement Systems board of trustees to the County Employees Retirement System board of trustees.
House Bill 1 of the 2019 Special Session of the Kentucky General Assembly was signed by the Governor on July 24, 2019. Its purpose was to address pension related changes for 118 quasi-governmental agencies including regional mental health programs, local and district health departments, domestic violence shelters, rape crisis centers, child advocacy centers, state-supported universities and community colleges. The bill froze the employer contribution rate at 49.47 percent for Fiscal Year 2020 and provided four avenues for voluntary cessation of participation in the Kentucky Retirement System or the option to remain in the System for those agencies. An actuarial analysis by GRS Retirement Consulting, dated July 18, 2019, projected an actuarial cost relief to those agencies of $827 million. The FY 2020 employer contribution rate freeze at 49.47 percent instead of the actuarial determined rate of 83.43 percent, was projected to have an actuarial cost of $121 million for FY 2020 to the Retirement System.
Senate Bill 151 from the 2018 Regular Session of the General Assembly was signed into law by the Governor on April 10, 2018. The bill modified the funding structure of the Retirement Plans from a percent-of-payroll method to a level-dollar method, provided reform to the TRS plan, further modified benefits under the Kentucky Retirement System plans, and replaced prior legislation for opt-out provisions for quasi-governmental agencies wishing to exit the Kentucky Retirement System plans. On December 13, 2018, the Kentucky Supreme Court ruled Senate Bill 151 unconstitutional based on procedural reasons, not on merits of the bill.
Some of the 2018 pension reforms were based on a PFM Group Consulting, LLC three-part report dated August 2017, May 2017 and December 2016, respectively. The report developed a range of analyses that illustrated the current and projected financial condition of the retirement systems, and provided options and recommendations for improvement and reform.
Senate Bill 2 from the 2013 Regular Session of the General Assembly was signed into law by the Governor on April 4, 2013. The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems. The bill also stated that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee. Hazardous employees’ employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent. The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded. New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill additionally made provisions for a Health Savings Account as an insurance option for retirees, required the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and reset the amortization to 30-years beginning in 2015.
Litigation Potentially Impacting KERS.
In April 2013, Seven Counties Services, Inc. (“Seven Counties”), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the “Bankruptcy Court”). Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties. For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS. Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS. The estimated impact of Seven Counties’ objective on KERS would result in an unfunded liability of approximately $90 million at that time.
KERS opposed Seven Counties’ attempt to discharge its obligations and terminate its membership. KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief. Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.
On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case. Moreover, the Court held that Seven Counties’ statutory obligation to continue to participate and remit contributions to KERS was a “contract” eligible for rejection. Seven Counties rejected its participation in KERS.  Since the date of that decision, numerous appeals and cross-appeals by the litigants on these issues have been pursued. The case is currently being litigated in the Bankruptcy Court with the most recent hearing having occurred on February 22, 2022, resulting in Seven Counties stipulating to the principal amount owed, but contending that it has defenses to the payment of such amount.
Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS. For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care (“KRCC”) to compel it to comply with its statutory duties and require retirement plan participation. Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS. No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.
In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems’ Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by statute and common law. In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity. Franklin Circuit Court denied the motion to dismiss. An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals. On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court’s ruling that sovereign immunity did not prohibit this action from proceeding. After a motion to the Kentucky Supreme Court for discretionary review of the Court of Appeals’ ruling was denied, the case returned to the Franklin Circuit Court on the merits of the claims made. Both parties filed Motions for Declaratory Judgement on the legal issue of whether or not Kentucky Retirement Systems is authorized under Kentucky law to invest CERS plan assets according to the standards established in KRS 61.650 or if some other standard applies. On September 20, 2018, Franklin Circuit Court issued an Opinion and Order denying the City of Fort Wright’s Motion for Declaratory Judgment and granting Kentucky Retirement Systems Cross-Motion for Declaratory Judgment. The City of Fort Wright appealed this decision to the Kentucky Court of Appeals, which issued an Opinion on January 10, 2020, affirming the decision of the Franklin Circuit Court in favor of the Kentucky Retirement Systems. The City of Fort Wright then filed a Motion for Discretionary Review at the Kentucky Supreme Court. On September 16, 2020, the Supreme Court of Kentucky granted this Motion. On September 28, 2020, the Kentucky Retirement Systems filed a Cross Motion for Discretionary Review, which was granted December 9, 2020. Effective April 1, 2021, the Kentucky Retirement System became known as the Kentucky Public Pensions Authority or KPPA. The Supreme Court ruled in favor of

KPPA, effectively ending this litigation. Discussion of this case will be removed from future Official Statement postings.
In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and the common law, as well as alleging that substantial management fees were paid as a result of the investments. This case was held in abeyance pending the outcome of the Kentucky Retirement Systems’ motion for discretionary review in the Fort Wright matter. No substantive action has been taken in this matter to date. However, Mr. Stanton passed away in 2018 and a representative of his estate was substituted for Mr. Stanton in this action.
On November 17, 2016, Western Kentucky University (“WKU”) filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract laborers. On March 3, 2017, Kentucky Retirement Systems filed a Motion to Dismiss this action based on WKU’s failure to name necessary parties. Franklin Circuit Court denied this motion. WKU has filed a motion for Summary Judgment in this action which was denied on October 18, 2018. Additional discovery was then allowed. WKU has not filed a renewed motion for summary judgement. Kentucky Retirement Systems has filed a response. On March 11, 2020, Franklin Circuit Court issued an Order granting Summary Judgment in favor of WKU. Kentucky Retirement Systems filed an appeal of this Opinion and Order with the Court of Appeals on June 17, 2020. KPPA has filed a Petition for Discretionary Review with the Supreme Court of Kentucky. No decision has been made.
On June 12, 2017, the River City Fraternal Order of Police and several other individuals filed a Complaint and Motion for a Restraining Order challenging the Kentucky Retirement Systems’ implementation of the Medicare Secondary Payer Act as it relates to KRS 61.702, asserting that Kentucky Retirement Systems violated both the federal law and the inviolable contract rights of its members. The court granted a Temporary Restraining Order (the “TRO”); however, a hearing was held at the end of July 2017 to determine whether to dissolve the TRO or grant an injunction during the pendency of this action. On September 25, 2017, Franklin Circuit Court issued an Order in the River City FOP litigation denying the Plaintiffs’ Motion for Temporary Injunction and dissolved the Court’s previous Restraining Order effective November 1, 2017. Plaintiffs thereafter filed a Motion to amend their Complaint to explicitly allege a violation of the Federal Medicare Secondary Payer Act. This motion was granted. Kentucky Retirement Systems filed a notice that it was removing the case to Federal District Court, where both counsels for River City and Kentucky Retirement Systems filed motions for summary judgment. On March 21, 2019, United States District Judge William Bertelsmann issued a Memorandum Opinion and Order denying the Kentucky Retirement Systems motion for summary judgement and granting River City Fraternal Order of Police’s motion for summary judgement in part. Kentucky Retirement Systems filed a motion for reconsideration, which was denied by an Order dated July 17, 2019. On June 3, 2020, Judge Bertelsmann issued a Judgment and Memorandum Opinion and Order that Plaintiff Arnold be awarded damages totaling $9,594.48, Plaintiff Simkins be awarded $83,168.98, Plaintiff Larkin be awarded damages of $6,181.92, and Plaintiff Wood be awarded damages totaling $4,033.61. Kentucky Retirement Systems filed a Notice of Appeal on July 8, 2020. KPPA and the plaintiffs have agreed to a settlement in this matter, only awaiting the filing of a satisfaction of judgment. Discussion of this case will be removed from future Official Statement postings.
In December 2017, certain members and beneficiaries of the Kentucky Retirement Systems filed litigation (Mayberry et al v. KKR et al) against certain Hedge Fund Sellers, Investment, Actuarial and Fiduciary Advisors, Annual Report Certifiers, and certain (past and present) Kentucky Retirement Systems’ Trustees and Officers in Franklin Circuit Court. The litigation alleges (in summary) that actuarial assumptions, fees, statements and disclosures harmed the financial status of the Retirement Systems. While

Kentucky Retirement Systems is designated a “Defendant,” that designation is a technical formality in so much as Kentucky Retirement Systems is a “nominal defendant.” On April 20, 2018, the Kentucky Retirement Systems and the plaintiffs filed a joint notice with the Court advising that Kentucky Retirement Systems does not intend to challenge its status as a “nominal defendant.” Since then, the Franklin Circuit Court has ruled on various Defendants’ Motions to Dismiss, denying nearly all of them. On January 10, 2019, KKR, Henry Kravis and George Roberts (collectively, “KKR Parties”) amended their Answer to assert cross claims against Kentucky Retirement Systems. Certain officer and Trustee Defendants appealed the denial of their Motion to Dismiss on immunity grounds to the Court of Appeals, and that appeal was transferred to the Kentucky Supreme Court. The hedge fund defendants filed a Petition for Writ of Prohibition in the Court of Appeals, arguing the Plaintiffs lacked standing to bring the action. That Petition was granted on April 23, 2019. Plaintiffs promptly appealed the Court of Appeals’ decision to the Supreme Court of Kentucky. On July 9, 2020, the Supreme Court of Kentucky issued an Opinion stating that the plaintiffs, as beneficiaries of a defined-benefit plan who have received all of their vested benefits so far and are legally entitled to receive their benefits for the rest of their lives, do not have a concrete stake in this case and therefore lack standing to bring this claim. The case was remanded to the circuit court with directions to dismiss the complaint. Thereafter, plaintiffs filed a motion seeking to amend their complaint to add parties (Tier 3 members of the Retirement Systems) and claims that would purportedly correct the standing defect identified by the Supreme Court of Kentucky. Furthermore, the Attorney General of the Commonwealth of Kentucky sought leave to intervene in this action through a motion filed July 20, 2020, and an Intervening Complaint on July 22, 2020. The Defendants filed motions seeking to have the case dismissed. On December 28, 2020, Franklin Circuit Court issued an Order dismissing the Complaint filed by the Plaintiffs, denied Plaintiffs’ Motion to file a Second Amended Complaint, and granted the Office of the Attorney General’s Motion to Intervene. A variety of additional motions and pleadings were filed, including an original action by the Tier 3 Group. On January 12, 2021, Franklin Circuit Court issued a scheduling Order granting the Attorney General until February 1, 2021 to file an Amended Intervening Complaint, granting the Tier 3 Group until February 11, 2021 to file a Motion to Intervene in this action. Additional extension orders were granted for the Attorney General intervention. This matter is pending before the Franklin Circuit Court on the Defendants’ motions to dismiss.
A number of related cases have also developed based on issues raised in the above referenced Mayberry action. There has been an action filed by a number of the Trustees and Officers named in Mayberry seeking reimbursement by Kentucky Retirement Systems of legal fees. Kentucky Retirement Systems has also filed an action against Hallmark Specialty Insurance seeking a declaratory judgement that Hallmark has a duty to defend and indemnify Kentucky Retirement Systems in the Mayberry action. Two of the hedge fund Defendants in the Mayberry action have also filed an action in the United States District Court for the Eastern District of Kentucky naming individual members of the current KRS Board of Trustees as Defendants. This action is seeking a judgment declaring that the Trustees violated Plaintiffs’ right to due process as well as an award of costs and attorneys’ fees. Three actions have also been filed in Delaware regarding the Mayberry action. One filed by Prisma Capital Partners and one filed by Blackstone Alternative Asset Management allege breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems. The third was filed by Prisma Capital Partners against the Daniel Boone Fund, LLC. Finally, an action has been field by PAAMCO against Kentucky Retirement Systems in California also alleging breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems.
There are currently three cases pending before the Supreme Court of Kentucky regarding the validity and implementation of KRS 61.598. The portion of KRS 61.598 currently under challenge establishes the procedure for allocating to employers additional actuarial costs resulting from annual increases in an employee’s creditable compensation greater than ten percent over the employee’s last five fiscal years of employment. The cases allege a variety of constitutional challenges. These cases have been briefed and are under consideration.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the May 18, 2022 Oregon Economic and Revenue Forecast prepared by the State of Oregon Department of Administrative Services Office of Economic Analysis (“OEA”), and other reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
STATE FINANCIAL INFORMATION
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the State and has had a significant effect on the State’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of State and local revenues).  These circumstances may continue for an extended period of time.
THE STATE OF OREGON GOVERNMENTAL ORGANIZATION
The Oregon Constitution divides the powers of State government among the Legislative, Executive and Judicial branches.
The Legislative Branch
Oregon has a bicameral Legislative Assembly consisting of the Senate with thirty members elected to serve four-year terms and the House of Representatives with sixty members elected to two-year terms.
The Legislative Assembly convenes its regular sessions in January of each odd-numbered year and abbreviated regular sessions in February of each even-numbered year. Regular sessions of the Legislative Assembly are limited to 160 days in odd-numbered years, and 35 days in even-numbered years. Sessions may be extended for five days at a time, by a two-thirds majority vote of both chambers of the Legislature. The Governor or a majority of each house may call special sessions of the Legislative Assembly to deal with emergencies.
Legislation that has been considered and passed out of both houses of the Legislative Assembly in identical form is sent to the Governor for action. The Governor has five weekdays to consider the enrolled bill if the Legislative Assembly is in session, and 30 weekdays to consider it if the Legislative Assembly has adjourned. If the Governor takes no action during those time periods, the bill becomes law automatically at the end of the period. If the Governor chooses to sign the bill or allows it to become law without signature, it will become effective on January 1 of the year after the passage of the bill or on the effective date specified in the bill. Bills, other than those regulating taxation or exemption, may contain a provision declaring an emergency and providing that the bill becomes effective upon passage or some other expedited date. The Governor may also decide to veto the entire bill, or the Governor may veto line items in appropriation bills and bills with emergency clauses. The Governor’s veto may be overridden by a two-thirds vote of both legislative houses, in which case the bill or line item becomes effective as described.
The primary functions of the Legislative Assembly are to adopt a balanced budget for all State funds, as required by the Oregon Constitution and to enact general laws. Historically, the Legislative Assembly budgeted on a biennial basis because it convened biennially. However, the Oregon Constitution was amended in 2010 to provide for annual sessions. Therefore, the Legislative Assembly may adopt annual budgets for State agencies, rather than for the entire biennium, or may adopt biennial agency budgets that are adjusted in an interim legislative session. State law requires a financial report of State operations to be prepared at the end of each fiscal year. The State’s fiscal year ends June 30.
The Oregon Constitution authorizes the Emergency Board (“E-Board’), a joint legislative committee, to meet between legislative sessions to address financial matters of the State arising in the interim period. The seventeen-member E-Board consists of the President of the Senate, Speaker of the House of Representatives, Co-Chairpersons of the Joint Ways and Means Committee, six other Senate members and seven other House members. The E-Board, which may schedule its own meetings, usually meets once every other month during the interim between regular sessions. If an emergency exists, the E-Board may allocate additional moneys to any State agency out of funds appropriated to the E-Board by the Legislative Assembly during its regular session. The E-Board may also provide moneys for an activity required by law for which the Legislative Assembly did not appropriate money, increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.
The Executive Branch
The chief executive power of the State is vested in the Governor. The Governor is elected to a four-year term and is limited to serving two terms in any twelve-year period. Kate Brown was elected Governor at the November 2018 general election to serve a four-year term ending December 31, 2022. The Governor proposes, plans, and recommends a budget for almost all of State government to the Legislative Assembly. The Governor also may call special sessions of the Legislative Assembly and appoint judges to vacant judicial positions. The Governor directly appoints the directors of most State agencies and many other State officials.
The Secretary of State is a statewide constitutionally elected officer designated as the auditor of public accounts in the State and as the State’s chief elections officer. Shemia Fagan was elected Secretary of State at the November 2020 general election to serve a four-year term beginning on January 1, 2021 and ending December 31, 2024. As auditor, the Secretary of State audits or reviews the accounts and financial affairs of State boards, commissions, departments and institutions. The Secretary of State also edits, codifies and publishes administrative rules, which supplement laws passed by the Legislative Assembly and prescribe the manner in which State agencies conduct business.
The Oregon State Treasurer (the “Treasurer”) is also a statewide constitutionally elected officer. Tobias Read was re-elected Treasurer at the November 2020 general election to serve a four-year term beginning on January 1, 2021 and ending December 31, 2024. The Treasurer is responsible for all moneys paid into the State Treasury and administers the State’s banking, cash flow, borrowing, investment operations and several savings programs for Oregonians. The Treasurer also chairs or serves on numerous State boards and commissions responsible for investing State funds and for setting borrowing policies for the State.
The Governor, the Secretary of State and the Treasurer comprise the State Land Board, established by the Oregon Constitution to manage the Common School Fund and certain lands dedicated at statehood for educational purposes. The valuation of the Common School Fund was approximately $2.16 billion as of June 30, 2021. Its value fluctuates based on market conditions and the amount of withdrawals. The fund is managed as a perpetual trust fund with approximately two to five percent of its value distributed annually to the Oregon Department of Education for distribution to the State’s K-12 public school districts.
In addition to the Offices of the Secretary of State and the Treasurer, the Executive Branch includes other offices administered by statewide elected officials. The State Attorney General manages the Department of Justice and the State’s legal affairs. The Labor Commissioner manages the Bureau of Labor and Industries that oversees and enforces the State’s labor and wage laws.
The Judicial Branch
The Oregon Constitution establishes the Judicial Branch, which consists of the Supreme Court, Court of Appeals, Tax Court, and 36 Circuit Courts in 27 judicial districts. The Chief Justice of the Oregon Supreme Court administers the State court system and is the head of the Oregon Judicial Department. The Court of Appeals hears most of the civil and criminal appeals from the Circuit Courts and reviews most State administrative agency actions. The Circuit Courts are Oregon’s trial courts of general jurisdiction. The Tax Court is a special one-judge court that has exclusive, statewide jurisdiction to hear only cases involving Oregon’s tax laws. All Oregon judges are elected by popular vote. The Governor, however, may appoint judges to fill vacancies that occur.
Services Provided by State Government
The Governor appoints the heads of and coordinates numerous State agencies that provide services through program areas that include: (1) Consumer and Business Services for protecting consumers and workers, promoting a positive business climate and regulation of various professions; (2) Economic and Community Development that aids businesses and people, including job creation, placement and retention services, business recruitment, community development and affordable housing; (3) Education from pre-kindergarten to post-secondary and life-long learning through community colleges and workforce development programs; (4) Human Services that relate to physical, mental and public health, self-sufficiency, child protective services and care for seniors and people with disabilities; (5) Natural Resources overseeing pollution control, land use, water quality and conservation, agriculture and food products, forests, watersheds and fisheries; (6) Public Safety that protects Oregon’s people, property and natural resources through trained militia, law enforcement, prosecution and incarceration of juvenile and adult offenders; (7) Transportation; and (8) Administration that manages and provides policy direction and central services to other State agencies, such as data and networking infrastructure and procurement activities.
Employee Relations
As reported in the State’s Annual Comprehensive Financial Report (“Annual Financial Report” or “ACFR”) for FY 2021, there were 42,294 employees providing services through State government. Certain employees of the State of Oregon and political subdivisions have the right to form, join, and participate in the activities of labor organizations for representation and collective bargaining on matters concerning employment relations. An officially recognized or certified labor organization is the exclusive representative of its covered employees for collective bargaining. The scope of representation may include, but is not limited to, matters concerning wages, hours, paid leave and grievance procedures. The public employer must bargain in good faith with respect to employment relations. If a contract remains unsettled after a 150-day period of good faith contract negotiations, either or both of the parties may notify the Employment Relations Board (ERB) of the need for a mediator. The parties may mutually agree to request a mediator before the end of the 150-day period by notifying the Board. If the parties do not reach settlement through mediation, then either party may declare impasse. The parties then must each submit a final offer to the ERB. The parties have a 30-day cooling off period, which starts when the parties have submitted their Final Offers to the ERB and the ERB makes public the Final Offers. After the 30-day cooling off period, the employer may implement its final offer. With 10 days’ notice, the union may legally strike. The 10-day strike notice may be provided to the public employer during the 30-day cooling off period or after the cooling off period. For strike-prohibited bargaining units, either the employer or the exclusive representative may initiate binding arbitration to establish a successor collective bargaining agreement if mediation fails to produce a settlement. Most State labor contracts in the executive branch of government expire at the end of each biennium (June 30, every two years) and are re-negotiated for the following biennium.
ECONOMIC AND DEMOGRAPHIC INFORMATION
Historical Perspective
The Oregon economy has transitioned and diversified from a predominant concentration in timber harvesting and wood products manufacturing to services and high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by high-quality jobs, relatively low cost of living and doing business on the West Coast.
Sectors of increasing importance in the Oregon economy include professional and business services, construction, health services, and leisure and hospitality. Exports also continue to be a driver for the Oregon economy. China and Canada are top destinations for Oregon exports, with the Chinese economy affecting the Oregon economy more than most other countries. However, these external influences are significantly smaller than the influence of the overall health of the U.S. economy.
STATE FINANCIAL OPERATIONS
Budgetary Process
The Oregon constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the Oregon Constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.
Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering most of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for most State agencies and the Legislative and Judicial Branches (the “Budget Bills”). There

are four different categories of funds included in the State’s budget: (i) General Fund, (ii) Lottery Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.
The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December of each even-numbered year preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services (“DAS” or the “Department”) prepares and files Budget Bills during December of each even-numbered year so that when the Legislative Assembly convenes in January of each odd-numbered year for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.
The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund, lottery and other revenues and federal funds. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.
If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the E- Board may adjust agency budgets.
Component Units
The Legislative Assembly has authorized the creation of certain public or non-profit corporations that are closely tied to specific statewide functions or agencies (the “Component Units”). These Component Units generally perform statewide functions that are authorized by the Legislative Assembly but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies. Included among these Component Units are the State Accident Insurance Fund (“SAIF”) Corporation and the Oregon Health and Science University (“OHSU”). In 1995, the Legislative Assembly transferred the duties and powers of OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries. The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university. OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor’s biennial recommended budget.
In addition, as of July 1, 2015, the State’s seven public universities became independent public bodies, each governed by an independent board comprised according to statute and considered a public body with statewide purposes and without territorial boundaries. Each public university may submit a funding request for each biennium that requests State aid and appropriations for State-funded debt service. This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor’s biennial recommended budget. Any moneys appropriated to pay debt service for State bonds must be held by the Treasurer pursuant to an agreement entered into by the Treasurer and a public university.

Revenue Forecasting
Oregon law requires DAS, with the assistance of the State Department of Revenue, to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, through the biennium the (“Oregon Economic and Revenue Forecast” or “Forecast”). The DAS Office of Economic Analysis (the “OEA”) produces the Oregon Economic and Revenue Forecast based upon information available at the time of preparation and upon a wide variety of assumptions. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are dated March, June, September and December and are generally released the month prior to the report date.  These reports are commonly known as the quarterly “revenue forecast,” and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years, when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “Close of Session” or “COS” forecast. In September of odd-numbered years, the revenue forecast closes out the biennium that ended on June 30th. At this time, the Close of Session forecast is calculated by folding any tax law changes made during the legislative session into the May outlook. This sets the bar for Oregon’s balanced budget requirement and its unique kicker law.
Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes. The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The system receives new data each quarter, with revisions to the model as necessary. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.
The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected. In developing its projections, the State uses the national baseline forecasts of IHS Economics.
Accounting Practices
Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.
DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, and commissions that are legally part of the State (primary government), and the State’s Component Units. Component Units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.
All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. Under the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.
Audits
The Oregon Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State’s Audits Division reviews the selected financial accounts of the State’s larger agencies in connection with the audit of the State’s annual comprehensive financial report. The Audits Division also provides annual financial audits in accordance with ORS 286A.195 for the State’s bond funded programs.
The Audits Division conducts financial audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.
The Joint Legislative Committee on Audits is staffed by the Legislative Fiscal Office and operates continually during the session and interim to review audit plans and completed audits conducted by the Secretary of State. The Committee also: reviews legislation and legislative requests for audits or reviews to be conducted; provides direction on audits/reviews that should be conducted by the Secretary of State or legislative staff; reviews agency actions to comply with audit recommendations; suggests changes or remediation; and fulfills other requirements of Oregon laws relating to audits.
DAS is responsible for adopting rules setting standards and policies for internal audit functions within State government under authority provided in ORS 184.
Disbursements and Allotments
Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency. In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.
Fiscal Checks and Balances
Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the Treasurer for deposit into various funds that comprise the State Treasury. The Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.
The Secretary of State Audits Division maintains a hotline where allegations of local and state government fraud, waste, and abuse are received and evaluated. Most state and local government procurements must follow the Public Contracting Code as outlined in statute. This structure is in place to ensure industry standards are followed, instill public confidence, promote efficient use of resources, clearly identify rules, and allow impartial and open competition. The State Attorney General maintains the model rules that, along with rules adopted by certain State agencies, specify procedures for public contracting under the code.
Loss Management
DAS Enterprise Goods and Services, Risk Management section is responsible for managing the State’s risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’ compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”), established by ORS 278.425, is used to provide both self-insurance and commercial insurance for State of Oregon agencies. The Fund generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund. For each separate category of potential loss, DAS determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.
DAS has a dedicated Risk Management unit that insures and protects the people, property, and activities of state government. The Risk Management program provides comprehensive insurance coverage for the State of Oregon and provides tools and information around risk and insurance to State agencies.
Seismic Activity
The State is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region are subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake magnitude (8.7 to 9.1). Such an earthquake would cause widespread damage to structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business.
Wildfire and Forest Fire Activity.
The State has experienced significant wildfire events during the past several years. The increase of warmer and drier weather conditions in the State indicates that wildfire events are likely to continue in the future. Wildfire events threaten the health, economy and environment of the State by causing unhealthy levels of air quality that can cause respiratory problems for some people; threatening, damaging or destroying infrastructure, homes, property and agriculture; destroying forestland resources; and damaging or destroying habitat for wildlife.
Emergency Powers
In response to the Governor's declaration of a catastrophic disaster, such as an earthquake or other natural disaster or public health crisis that results in extraordinary levels of death or injury, property damage or disruption of daily life, the Governor may exercise the powers conferred by Article X-A of the Oregon Constitution. Those powers include the ability to use General Fund and lottery revenues appropriated for other purposes. In addition, the Legislative Assembly may convene using reduced quorum and procedural requirements, to enact legislation in response to the disaster, including legislation related to taxation, the use of Highway Fund revenues for non-highway purposes, keeping “kicker” money and borrowing. These powers are operative for only 30 days unless extended by the Legislative Assembly.
In addition, under ORS 401.165, the Governor may declare a state of emergency upon the occurrence of an event or circumstance that causes or threatens widespread injury to person or property or loss of life or financial loss. Upon such a declaration the Governor has broad powers over the Executive Branch of State government. The Governor may suspend statutes or rules if strict compliance would hinder a response to the emergency and may deploy state personnel and resources to prevent or alleviate damage due to the emergency. The Governor may also declare a state of public health emergency under ORS 433.441. Upon such a declaration, the Governor may regulate the use, sale and distribution of food, fuel, medical supplies and medicine.
Cyber and Data Security
The State operates a large and complex technology infrastructure to conduct its operations. The quickly changing cybersecurity threat landscape presents increasing risk to the integrity and confidentiality of information that the State receives and holds.
The State has adopted the National Institute of Standards and Technology Cybersecurity Framework as a defining roadmap for reducing or mitigating risks or damage resulting from cybersecurity incidents. Enterprise Information Services (“EIS”), which is responsible for all State Information Technology (“IT”) and computer systems, has established Statewide Information Security Standards for information systems security. The Statewide Information Security Standards and recommended best practices have been developed using a combination of international and national standards, including the NIST Cybersecurity Framework. These standards promote the development, implementation, and operation of secure information systems by establishing minimum levels of due diligence for information security. All State Executive Branch and Treasury employees are required to take annual information security training. Executive Branch and Treasury information security training completion rates for the calendar year 2020 was 82% and 100% respectively.
EIS directs Information Security strategies and policies statewide. In August 2018, the State adopted a Statewide Information Security Plan to apply relevant safeguards to State agencies and State information, IT Systems, networks, and applications. Compliance with this information security plan and statewide policies and standards is mandatory.
Enterprise security governance was modified as a result of Oregon Governor Brown’s Executive Order 16-13 and ORS 276A.206, which unify information technology security functions under the authority of the State CIO. Major cybersecurity initiatives that address findings of federal and state audits and cybersecurity risk assessments are coordinated through the Enterprise Leadership Team, which provides strategic direction for the executive agencies of the State. Agencies with elected leadership (Secretary of

State, Treasury and Attorney General), the Legislature and Judiciary are coordinated within the implementation of cybersecurity initiatives to maximize the protection of critical State systems and data from a common threat.
Despite the implementation of these cybersecurity plans and procedures, no assurances can be given by the State that such measures will ensure against all potential cybersecurity threats and attacks and accompanying disruptions and costs.
Climate Change
The increase in the earth’s average atmospheric temperature, generally referred to as “climate change,” is expected to, among other things, increase the frequency and severity of extreme weather events. Additionally, increasing temperatures are affecting the form of precipitation, and therefore, Oregon’s mountain snowpack. This is altering the timing, duration, volume, and quality of water runoff throughout the State, making it potentially challenging to meet water needs during the summer and fall months.
Generally, the State has been susceptible to wildfires and hydrologic variability, however, climate change may be a factor in the increasing incidence of wildfires and drought declarations. However, as greenhouse gas emissions continue to accumulate, climate change is expected to intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and rising sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change, including record-breaking wildfires and repeated years of low snow-packs and/or drought declarations. The future fiscal impact of climate change on the State and investors is difficult to predict, but it could be significant.
STATE OF OREGON INVESTMENT POLICIES
The Office of the State Treasurer (the “OST”) invests moneys held on behalf of State agencies and participating public bodies and local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the participant’s investment needs. Some of the participant moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The Treasurer serves by statute. OST pooled investment vehicles for State moneys are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).
Oregon Short-Term Fund. The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within policies and guidelines approved by the OIC, with advice from and in consultation with, the OSTF Board and OST staff. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. As of January 1, 2022, the OSTF, reported net assets of approximately $34.2 billion.
The current OSTF guidelines require at least 50% of the portfolio to mature or re-price within 93 days; no more than 25% of the portfolio may have a maturity longer than one year; and no investments may have a maturity longer than three years as measured from the settlement date of the initial transaction. Maturity dates are calculated using proxies permitted by OIC-approved policy for securities that have been called, securities with a put option, variable-rate securities and Asset-Backed securities. The target weighted average credit quality of the portfolio must be a minimum of AA by national statistical rating organizations or greater than 26.50 as computed using the ratings as determined by OSTF policies for each class of security and the applicable NSRO rating.
Oregon Intermediate-Term Pool. The OITP is an alternative investment vehicle to the OSTF. The OITP is a voluntary investment vehicle for State agencies, public universities and other eligible entities. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover investors’ short-term needs and for those investors who are able to withstand price volatility with the objective of achieving returns often associated with longer-term investments. The OITP Financial Statements for the year ended June 30, 2021, reported net assets of approximately $301.3 million, of which $2.3 million is classified as Cash and Cash Equivalents.
The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the Bloomberg Barclay’s Intermediate U.S. Government / Credit Bond Index. The OITP is not structured to provide 100% net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.
Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars. These may include:
Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars. These may include:
• Obligations of U.S. and non-U.S. corporate issuers;
• Obligations of the U.S. government and its agencies and instrumentalities;
• Obligations issued or guaranteed by non-U.S. governments and instrumentalities;
•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;
• Repurchase agreements and reverse repurchase agreements.
The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s, Standard & Poor’s or Fitch. The overall portfolio must maintain an average modified duration of+/- 20% of its benchmark index. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of or weighted average life of 10.25 years and may not have a modified duration, a measure of interest rate risk, greater than three years.
Concentration of credit risk is the risk of loss attributed to the magnitude of a fund’s investment in a single issuer. The OITP guidelines provide that the maximum that may be invested in any one issuer, as a percentage of the OITP’s total investments is five percent, excluding the OSTF, U.S. Treasuries or U.S. Federal Agencies or instrumentalities. The OITP may invest up to 100% in those securities.

REVENUES
Revenues available to the State are discussed below based on the following categories: General Fund, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law. Article IV, Section 25 of the Oregon Constitution requires a three-fifths majority of all members elected to each House to pass bills for raising revenue and that the Governor and presiding officer of each respective house sign the bill or resolution.
General Fund Revenues
The following describes the largest sources of the State’s General Fund revenues.
Taxes
Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the version of the Internal Revenue Code of 1986, as amended, that is applicable to the tax year of the taxpayer. Oregon uses the federal definition of taxable income currently in effect for a tax year with some specific modifications for Oregon. Oregon employers withhold income tax from their employees’ wages. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments. Generally, taxpayers file Oregon tax returns for refunds or pay tax due by April 15 of each year (a taxpayer can file for a 6-month extension to file the return, however tax must be paid by April 15).
Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law. The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon.
The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excise taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.
Insurance Taxes. Insurers operating in Oregon are subject to the corporate excise tax. Some insurers that are domiciled in other states or countries are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.
Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon taxable estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount. The Oregon estate tax is tied to the definition of a “taxable estate” in the Internal Revenue Code, but that definition is modified by Oregon law.
Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon, including nicotine delivery systems, such as e-cigarettes and other nicotine inhalants. The cigarette and other tobacco products taxes are distributed among various State funded health-related programs, including to the Oregon Health Plan, to the Oregon Health Authority for medical and healthcare assistance programs, including mental health services, tribal health providers, including the Urban Indian Health program, and other programs related to tobacco use reduction and nicotine-related health issues; another portion goes to the State General Fund, and the balance is distributed equally among cities, counties and the Department of Transportation.
Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.
Fines and Fees
The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.
Liquor Sales Apportionment
The State imposes taxes on beer, wine and distilled liquor manufactured or distributed in Oregon. The Oregon Liquor Control Commission (“OLCC”) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets the retail prices for the alcohol it distributes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.
Other Sources
Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.
Return of General Fund Revenue to Personal Income Taxpayers (2% Surplus Kicker)
Under the Oregon Constitution, if biennium revenues received exceed estimated amounts to be received from personal income taxes by more than two percent, the amount received above the estimate is credited to individual taxpayers. This amount of excess revenue is popularly known as the “kicker.” For individuals, this refundable credit is based on the previous calendar year’s tax liability (for example, 2020 liability for the 2019-2021 kicker). Kicker amounts attributable to corporate income and excise taxes (actual biennium revenue from corporations that exceeds the revenue forecast by more than two percent) are retained for use in K through 12 public education and are not refunded or credited. The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.
Lottery Funds
Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operation of the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares must be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Oregon Constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers, and 1.5 percent of net lottery proceed transfers are constitutionally dedicated to veterans’ services. Net proceeds from Lottery’s on-line sports book are transferred to the Administrative Services Economic Development Fund,

making them subject to the constitutional distributions, after which the remainder is transferred to the PERS Employer Incentive Fund. After debt service payments are prioritized, State school funding, and economic development efforts are the primary uses for the remainder.
Reserve Funds
The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.
Education Stability Fund (“ESF”). Under the Oregon Constitution, Article XV, Section 4, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed five percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current Close of Session forecast.
During the 2020 2nd Special Session, on August 10, 2020, the Legislative Assembly passed House Bill 4303, transferring $400 million from the Education Stability Fund to the State School Fund in the 2019--21 biennium, due to the June 2020 Revenue and Economic Forecast projecting General Fund revenues to be more than two percent below the revenue projections in the Close of Session forecast. The balance in the ESF at the end of the 2021-23 biennium is projected to have been approximately 2.8% of net General Fund revenues.
Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to a maximum of one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5% of the amount of General Fund revenues collected in the prior biennium. The balance in the RDF at the end of the 2021-23 biennium is projected to be approximately 5.2% of net General Fund revenues.
If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate two-thirds of the beginning balance of the biennium in the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months; or (iii) General Fund revenues have dropped at least two percent below the current Close of Session forecast.
Other Funds Revenues
A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes
Gross Receipts Business Taxes
Corporate Activity Tax. In 2019, the Legislative Assembly enacted a new business privilege tax on commercial activity beginning in calendar year 2020 (the “Corporate Activity Tax”). The tax applies to commercial activity in Oregon exceeding $1 million by businesses, including corporations and other entities as well as sole proprietors, during the calendar year. Commercial activity is generally defined as the total amount realized by the business from transactions and activity in the regular course of the business, subject to certain enumerated exclusions and subtractions, with certain specified income streams made subject to the tax for financials and insurers. Estimated tax payments for the Corporate Activity Tax are due quarterly. The rate of the tax is $250 plus the product of the business’s taxable commercial activity in excess of $1 million for the calendar year multiplied by 0.57%. All net revenue from the Corporate Activity Tax is transferred to the Fund for Student Success, separate from the General Fund, and must be used for education and school purposes. It is expected over time that the Corporate Activity Tax will be a significant source of State revenue and the largest source of the State’s Other Funds.
Public Utilities. Regulated utilities operating within the State must pay taxes based on their gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.
Cigarette and Other Tobacco Taxes. As described above, a portion of the cigarette tax goes to the General Fund and a portion goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.
Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana and designated the OLCC as the State agency to regulate the commercial growing, processing, and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The Legislative Assembly set the State tax rate at 17% of the retail price. Separately, a tax of up to three percent of the retail price may be imposed by counties or cities. The State tax began to be imposed on sales on or after January 4, 2016. All marijuana tax revenues in excess of $11,250,000 are currently distributed to the Drug Treatment and Recovery Fund, the remainder are distributed 10% to cities that allow marijuana businesses, 10% to counties that allow marijuana businesses, 40% to the State School Fund; 20% to the State Mental Health Alcoholism and Drug Services account; 15% to State Police; and five percent to the Oregon Health Authority for alcohol and drug abuse prevention.
Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.
Employer-Employee Taxes
Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.
Severance Taxes
The Small Tract Forestland Severance taxes are paid to funds outside of the General Fund for various education and county programs, either in Eastern or Western Oregon.
Licenses and Fees
Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund and other funds or accounts dedicated for transportation purposes. Other revenues are generated from the sale of hunting and fishing licenses and tags, occupational license fees, and other licensing fees.
New Vehicle Taxes
Oregon imposes a vehicle dealer privilege tax (the “Privilege Tax”) for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the “Use Tax” and together with the Privilege Tax, the “Vehicle Taxes”) to new vehicles purchased from dealers outside the State of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.
Transient Lodging Taxes
Oregon imposes a tax on transient lodging that funds Travel Oregon, the statewide tourism promotion agency.
Other Revenues
Charges for Services. Major portions of these Other Funds revenues are premium payments collected by the Public Employees Benefit Board and the Oregon Educators Benefit Board; fees charged to State agencies for centralized services provided by the Department of Administrative Services; and administrative charges to various tax, fee, assessment, collections and other programs.
Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects fines and royalties. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction or other capital projects, or loan and grant programs operated by various State agencies.
Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds
Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.
RECENT DEVELOPMENTS
2021-23 Biennium Budget
2021 Legislative Session. During the 2021 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2021-23 Biennium (the “Legislatively Adopted Budget” or “LAB”) as required by the State Constitution. The LAB is based on the projected revenues from the State Economic and Revenue Forecast that was released on May 19, 2021 (the “May 2021 Forecast”) and revenue changes enacted during the 2021 Legislative Session. The Legislatively Adopted Budget, as adjusted by subsequent actions of the Legislative Assembly, is referred to as the “Legislatively Approved Budget.”
2021 Special Legislative Session. At the call of the Governor, the Legislative Assembly convened for a one-day special session on December 13, 2021, to address concerns related to housing, drought and cannabis enforcement. State financial administration matters were addressed in Senate Bill 5561, which directed $100 million towards rental assistance, $20 million for cannabis enforcement and $98 million in Emergency Board appropriation to agencies for drought related issues.
2022 Legislative Session. The Legislative Assembly convened for its 2022 Legislative Session on February 1, 2022 and adjourned on March 4, 2022. The Legislative Assembly took actions to adjust the 2021-23 Legislatively Approved Budget based on available resources as projected in the March 2022 Forecast. The net effect on the overall 2021-23 budget was a $2.2 billion increase in General Fund expenditures and an $83.1 million increase in Lottery Fund expenditures. As a result of these actions the ending fund balance for General Fund is $760.6 million.
The Legislatively Approved Budget for the 2021-23 Biennium provides for budgeted expenditures of $27.861 billion from the General Fund and $1.447 billion in Lottery Funds. The combined General Fund and Lottery Funds approved budget for the 2021-23 Biennium is up 22.6% from the 2019-21 Legislatively Approved Budget.
Other Actions of the Legislative Assembly
2021 Legislative Session. During the 2021 Legislative Session, the Legislative Assembly approved federal funds expenditures of approximately $2.3 billion in the 2021-23 Biennium to use Coronavirus State Fiscal Recovery and Capital Projects Funds provided through the American Rescue Plan Act (“ARPA”). The State plans to use the Coronavirus State Fiscal Recovery Funds that were allocated by the Legislative Assembly primarily for the following purposes: approximately $1.404 billion to help cover revenue replacement, which will mainly be used to support public safety and State hospital expenditures; $316 million to fund 58 individual projects to improve the water and sewer systems of local jurisdictions across the State; $240 million to address the economic impacts of COVID-19 through priority investments in specific geographical regions; $169 million for improving the States’ behavioral health system and improving the services and infection control within the long-term care system; $50 million for economic and revenue supports to cultural and community organizations in the State; and $14 million for assistance to emergency food bank organizations, which have seen dramatic increases in demand as a result of the pandemic. The Legislative Assembly authorized $120 million of the Capital Projects Funds allocated to the

Oregon Business Development Department for grants to increase broadband internet availability across the State.
Coronavirus State Fiscal Recovery and Capital Projects Funds may be used to cover eligible costs incurred through December 31, 2024, with final disbursement of those eligible costs by December 31, 2026. Of the total Coronavirus State Fiscal Recovery and Capital Projects Funds allocated to the State, approximately $488 million was not approved for expenditure during the 2021 Legislative Session and is therefore available to the Legislative Assembly to cover eligible costs in the 2021-23 or 2023-25 Biennium.
In addition, $248.35 million of Coronavirus Local Fiscal Recovery Funds will be distributed by the State to cities during the 2021-23 Biennium, which is the total amount of ARPA funds allocated to the State for pass-through to jurisdictions with populations less than 50,000. The U.S. Department of Treasury will distribute ARPA funding directly to Oregon’s counties and metropolitan cities.
2022 Legislative Session. During the 2022 Legislative Session, the Legislative Assembly was able to make funding investments in several critical areas of concern because of strong revenue trends. The Legislative Assembly authorized approximately $400 million in General Fund to pay for homeless services, building affordable housing and helping low-income Oregonians purchase homes. Other legislation authorized $77 million in General Fund and $123 million in ARPA funds for bolstering programs connecting people to job training, apprenticeships and education programs to assist Oregonians to find new jobs. To assist certain qualified residents that have been adversely affected by the pandemic, the Legislative Assembly approved $147 million in ARPA funding for economic impact payments to more than a quarter million Oregonians in the form of $600 one-time payments. Further, $150 million in General Fund was approved for education funding to create summer learning programs, and, $72 million in General Fund and $6 million in ARPA funds were allocated to a list of more than 60 projects located in rural districts to support economic development, manufacturing, education and health care priorities. Finally, the Legislative Assembly increased the allocation of the ARPA Capital Projects Funds to the Oregon Business Development Department for grants to increase broadband internet availability across the State by $37 million.
2021 Legislative Session
Proposed 2021-23 Biennial Bond Legislation. Senate Bill 5505 has been introduced for consideration during the 2021 Legislative Session to establish biennial issuance authority for general obligation bonds and revenue bonds. Senate Bill 5505 proposes authority for maximum issuance in the 2021-23 Biennium of: $1.93 billion in general obligation bonds and $1.75 billion in direct revenue bonds, including $342.5 million of Lottery Revenue Bonds and $101.24 million in Certificates of Participation. The amount of Lottery Revenue Bonds in Senate Bill 5505, as introduced, was based on projected available debt capacity as of the December 2020 OEA Economic and Revenue Forecast and upon the assumption that a portion of Lottery Revenue Bonds authorized in the 2019-21 Biennium would be issued during the current biennium; however, the State has no plans to issue the authorized bonds during the 2019-21 Biennium. The projected available debt capacity for Lottery Revenue Bonds for the 2021-23 Biennium as of the March 2021 Forecast is $515.6 million. These recommended issuance authority levels are subject to approval during the 2021 Legislative Session.
2020 Wildfires
In 2020, wildfires in Oregon burned over 1.2 million acres statewide, with some of the largest and most devastating fires caused by a severe wind storm in hot and dry conditions on Labor Day occurring in eight counties (Clackamas, Lincoln, Marion, Linn, Lane, Douglas, Jackson and Klamath) (the “2020

Wildfires”). In the aggregate, these fires destroyed over 5,000 homes, commercial structures and caused major damages to public roads, highways and other infrastructure.
Governor Kate Brown invoked the Emergency Conflagration Act on September 8, 2020, as more than 35 wildfires burned across the State. On September 10, 2020 the President approved the Governor’s request for a federal Emergency Declaration, and on September 15, 2020, the President approved the Governor’s request for a Major Disaster Declaration. These declarations activated FEMA and make federal assistance available to the State in response to the 2020 Wildfires.
On October 12, 2020, the Governor appointed Matthew Garrett as Director of Wildfire Recovery in the Governor’s Office, as the principal advisor to the governor on recovery issues related to the 2020 Wildfires. This office is to develop a strategic recovery plan designed to consider the needs of all affected Oregon communities by providing leadership and direction to state agencies. To date, most of the costs associated with fire suppression, response and emergency protective services have already been incurred by state and local governments. Long-term sheltering and mass care operations, debris management and infrastructure repair cost are anticipated over the next several months to years.
Based on a preliminary damage assessment conducted by FEMA, the Oregon Office of Emergency Management and other state agencies and local governments, the State estimates a total cost $1.15 billion due to wildfire/wind damage, response costs and debris removal. These estimates are based on data collected in October 2020 and could increase as debris removal paves the way to additional damage assessments. Further, these estimates do not include damaged or destroyed privately owned infrastructure or property, nor do they account for economic losses.
The State anticipates receiving funding from various sources, including FEMA’s Public Assistance program, which is a cost-sharing program that reimburses for at least 75% of eligible costs on a reimbursement basis. Additionally, as discussed above, the Legislative Assembly has taken certain budget actions for the 2019-21 biennium in response to the wildfires and the Governor’s proposed budget for the 2021-23 Biennium includes $400 million for wildfire recovery and response.
The increase of warmer and drier weather conditions in the State indicates that wildfire events are likely to continue in the future. Wildfire events threaten the health, economy and environment of the State by causing unhealthy levels of air quality that can cause respiratory problems for some people; threatening, damaging or destroying infrastructure, homes, property and agriculture; destroying forestland resources; and damaging or destroying habitat for wildlife.
ECONOMIC INFORMATION
The following information is derived from the May 2022 Oregon Economic and Revenue Forecast prepared by the OEA.
Summary
The May 2022 economic and revenue forecast represents what the Office of Economic Analysis (“OEA”) and its advisors believe is the most probable outcome given available information.
The economy continues to boom. Jobs, income, spending, and production are all rising quickly. However, pessimism about the expansion is growing. First quarter GDP was negative. Inflation is at multi-decade highs, eroding household budgets. Russia’s invasion of Ukraine created an oil shock and raised fears of increased conflict. A new round of pandemic-related shutdowns in China is set to exacerbate global supply chain struggles.

And yet, the U.S. economy is expected to push through. This peak in pessimism based on temporary issues will fade. Consumer spending and business investment have accelerated in recent quarters. Jobs and income will continue to grow. Inflation is set to slow due to the combination of higher interest rates, cooling of goods prices, and moderating household financial conditions. It remains an open question just how much inflation will slow.
The ultimate risk is the economy needs higher interest rates to truly wring inflation out of the system. Should that be the case, the risk of a boom/bust cycle increase. Recessions are in part psychological events, driven by what John Maynard Keynes called “animal spirits.” If firms and households believe there will be a recession and start pulling back on spending and investment, it can create a self-fulfilling event.
Regardless, it is clear the economy has moved into a new phase of the cycle. The dynamics are shifting. No longer is the U.S. or Oregon in recovery mode, but in net expansion territory. The challenges, risks, and trends associated with a mid-cycle expansion are different than those faced during the initial recovery.
The 2022 personal income tax filing season has been shocking. Despite a record kicker credit being claimed, payments rose sharply. Given last year was a very strong year, today’s growth stand out even further.
The surge in tax collections was not unique to Oregon, with all states that depend upon income taxes seeing collections outstrip projections. Across states, high-income tax filers have accounted for much of the growth in personal income tax revenues. A wide range of investment and business income sources are booming. However, as is usually the case, Oregon’s revenue gains during the boom were relatively pronounced. Tax season payments will come in more than $1.2 billion (70%) larger than last year. The typical state has seen around half this rate of growth.
While economic growth remains strong, the large gains in reported taxable income have more to do with taxpayer behavior than they do the underlying economy. Investment and business income are not always realized for tax purposes at the same time as they are earned in the market. Late 2021 was a great time to cash in assets, with equity prices and business valuations high, and potential federal tax increases on the horizon. As a result, income reported on tax returns grew at more than double the rate of economic measures of income.
Given that revenue growth has been driven by nonwage sources of income, most of the recent surge in payments will likely prove to be temporary. After so much income was pulled into tax years 2020 and 2021, less will be realized in the near term. This taxpayer behavior also puts Oregon’s revenues at risk of the sharp declines experienced after asset market corrections in 2001 and 2007. With recessionary risks rising, profits and gains could soon turn into losses, and a smaller share of filers could be subject to the top rate.
The bottom line is that the unexpected revenue growth seen this year has left us with unprecedented balances this biennium, followed by a record kicker in 2023-25. The projected personal kicker is $3.0 billion, which will be credited to taxpayers when they file their returns in Spring 2024. The projected corporate kicker is $931 million, and will be retained for educational spending. Even so, if balances are not spent, net resources for the 2023-25 biennium will have increased by $427 million relative to the March 2022 forecast.
Economic Outlook
The economy continues to boom. Jobs, income, spending, and production are all rising quickly. However, pessimism about the expansion is growing. First quarter GDP was negative. Inflation is at multi-

decade highs, eroding household budgets. Russia’s invasion of Ukraine created an oil shock and raised fears of increased conflict. A new round of pandemic-related shutdowns in China is set to exacerbate global supply chain struggles.
And yet, the U.S. economy is expected to push through. This peak in pessimism based on temporary issues will fade. It is unlikely these issues will perfectly resolve themselves overnight, but they should improve in the coming months. Jobs and income will continue to grow. Inflation will slow as goods prices decline and the oil shock fades. Higher interest rates will cool some of the excess demand. And despite the negative GDP number, the underlying strength in consumer spending and business investment – the most predictive components for future growth – has accelerated in recent quarters.
The negative GDP print was not that the economy actually contracted, but rather due to large increases in imported goods and a decline in business inventories. Both are subtractions in GDP accounting but do not represent outright declines. Both subtractions increased last quarter due to the strong consumer spending numbers. The U.S. imported more goods to buy, and inventories were drawn down as firms were not able to produce enough to keep up with demand.
The baseline outlook is for a so-called soft landing. However, the risks of a boom/bust cycle are uncomfortably high. Recessions are in part psychological events, driven by what John Maynard Keynes called “animal spirits.” If firms and households believe there will be a recession and start pulling back on spending and investment, it can create a self-fulfilling event.
Regardless, it is clear the economy has moved into a new phase of the cycle. The dynamics are shifting. No longer is the U.S. or Oregon in recovery mode, but in net expansion territory. The challenges, risks, and trends associated with a mid-cycle expansion are different than those faced during the initial recovery.
Inflation Remains the Key Risk
With inflation running at 40-year highs, the impact on households and risks to the economy are the key macroeconomic issues. It is important to keep in mind that inflation is set to slow. The outlook is not for double-digit inflation or a wage-price spiral. That said, the risks of moderately higher inflation are real. The Federal Reserve is tightening monetary policy, but this impacts the economy with a lag. Today’s interest rate hikes have their maximum impact a year or two down the road. In the meantime, inflation is not costless. Fast-rising prices are the primary reason consumer sentiment is down and Americans are sour on the economy.
Inflation is Not Costless
Higher prices eat into household budgets. A faster increase in the cost of living impacts lower-income households, and those on fixed-incomes to a greater degree as they live paycheck to paycheck. As such, the rise in prices impacts every dollar earned, and can force families to dip into their savings or take on more debt to make ends meet. High car prices and the recent surge in gasoline impact middle-income households the most.
Inflation also eats into the strong wage gains workers are experiencing. The average wage in Oregon is up 17 percent since the start of the pandemic. However, the real, or inflation-adjusted average wage is up just 5 percent over the two years. It is clear that inflation is eroding much of the strong wage gains, meaning households’ standard of living is increasing slowly. And over the past year alone, Oregon’s average real wage has fallen 3 percent, and are likely to decline a bit further. As inflation slows, and wage growth holds strong in a tight labor market, real wages are expected to pick up modestly by the end of the year.

Wages have risen the fastest among low-wage workers throughout the pandemic. The latest national research indicates that the lowest-paid 20 percent of workers have seen wage growth faster than inflation. This is good news, and some wage compression that reduces overall wage inequality can have some social and economic benefits. However, the bad news is this means 80 percent of workers have seen their inflation-adjusted wages decline.
Another impact from high inflation is it could eventually lead to what economists call demand destruction. When prices get too high, people stop buying or at least stop buying as much. This feeds back into the production side of the economy which is currently a source of strength.  If sales slow, then firms do not need to produce as much, or employ as many workers. The good news is demand destruction is not currently an issue in the economy but does remain a risk should inflation not moderate as expected.
Three Main Forces Will Slow Inflation
Inflation is set to improve for three, interrelated reasons. First, the Federal Reserve is raising interest rates and tightening monetary policy. This will help cool some of the excess demand in the economy. Second, goods prices will slow and the impact of the oil shock will fade. As such, headline inflation should begin to improve in the months ahead. Third, labor income and overall household finances will moderate. This will slow overall demand to be in better alignment with the economy’s productive capacity in the years ahead.
Federal Reserve Policy
The Federal Reserve has now increased interest rates 0.75 percent so far in early 2022. The Fed is communicating that they will raise interest rates as fast as the economy can withstand until rates are near the so-called neutral rate of interest. The neutral rate is when monetary policy is neither actively stimulating nor restricting the economy. Current Fed estimates are that the neutral rate is around 2.5 percent or more broadly in the 2-3 percent range. The Fed is signaling they will raise rates at least this high this year and monitor the data.
The expectations are such that as the Fed takes its foot off the gas, it will help cool the excess demand in the economy and inflation will slow. There are a few main channels in which higher interest rates impact the economy. By increasing the cost of capital or financing, businesses and households do tend to spend less on the margin, alleviating some pressure on prices and bringing demand into better balance with existing supply. Key credit-sensitive sectors include autos, credit cards, and homes. Additionally, as higher rates slow consumer spending and business activity, it can weigh on equity markets as well, dampening the wealth effect. The latter is already happening as asset markets are down so far in 2022. Tighter financial conditions are a feature, not a bug of the Fed’s current policy stance as it works to achieve its dual mandate of maximum employment and stable prices.
Goods Prices Slow and the Oil Shock Fades
The second major force impacting inflation is the coming slowdown in goods prices and fading impact of the oil shock from the war in Ukraine. Production and business investment are strong. Supply chains have increased their capacity. Consumer spending on goods is holding steady but no longer continuing to surge higher. All of these point toward less pressure, and therefore slower price increases at a minimum.
It is likely some goods prices will decline outright, subtracting from headline inflation. For example, used vehicle prices surged more than 50 percent earlier in the pandemic, but have now fallen about 4 percent from those highs so far in 2022. Going from a large contributor to overall inflation, to neutral, to let alone subtracting from inflation will alleviate a big portion of overall inflation in the economy. This dynamic is made more challenging by the recent shutdowns in China, but is likely to continue and improve over the summer and into the fall.
Similarly, the oil shock from the war in Ukraine will fade as well. Even if oil prices and gasoline remains elevated, the contribution to inflation and continued price increases in the months ahead will be gone. This shift will also slow headline inflation considerably.
Even as goods prices stop contributing to inflation, the ultimate question is just how much does overall inflation slow? In particular, does service inflation slow as well, or does it accelerate and offset the slower goods prices? Consumer spending on services is continuing to pick up, and will continue to do so now that the omicron wave has passed. A rise in service inflation is a clear risk to the outlook
Housing is a key part of service inflation. Housing and utilities is more than 40 percent of the CPI basket, and nearly 20 percent of the PCE price index. Rents have risen considerably in the past year and are expected to increase further due to the tight housing market. For rent vacancies and for sale inventories are very low, at the same time household finances and demographics drive an increase in housing demand. In the baseline outlook, housing contributes nearly a full percentage point to PCE inflation this year, up from the half a percentage point contribution in the years leading up to the pandemic. Housing’s contribution slows some in 2023, before returning to the more usual half a percentage point contribution in 2024 and 2025. Both the near- and medium-term risks are to the upside.
Household Finances will Moderate
Today, labor income in Oregon is booming. The combination of rapid job gains as the economy recovers from the pandemic, and an acceleration in average wages means total labor income in the state is growing at a double-digit pace. This is a key source of the strong household finances. However, it is unsustainable and keeps upward pressure on inflation.
As job growth moderates in a full employment economy, total labor income will slow as well. Job growth over the past year is 4.5 percent. Such gains will decelerate closer to the increases in the potential labor force or about 0.7 percent per year. This slowdown will remove 3-4 percentage points of growth off of total labor income. This deceleration is for the good reason that the economy is at full employment. This deceleration will also help alleviate some price pressures as household budgets are not growing as quickly, allowing demand to be in better alignment with supply.
Finally, besides slower labor income growth, excess demand and overall household finances can be impacted in other ways. These changes are and will be disinflationary as they help slow consumer demand and bring it into better balance with existing supply.
In a high inflation environment, or one in which federal aid is long gone, households may start to dip into their accumulated savings. Nationally, households have saved some $2.5 trillion more than expected during the pandemic. However this excess savings has held steady the past seven months, and even began to decline just a hair the past three months. This is a noticeable shift from the large savings increases early in the pandemic.
Another recent development is households taking on more debt, meaning they are not paying off their credit cards as much as they were earlier in the pandemic. Nationally, such loans are rising quickly in recent months, returning to their pre-pandemic peaks. The key measure to watch is households’ ability to finance these debts. The Federal Reserve publishes household debt service and financial obligation ratios, but with a lag. As of the end of last year these are at or near record lows. Of course the recent rise in interest rates and debt levels is more recent than that. When these debts are measured as a share of personal income – a proxy that is available in real time – they do remain lower than in the years leading up to the pandemic.
A third disinflationary change to household finances is the increase in taxes paid, as discussed in greater detail in the Revenue Outlook portion of this forecast.  It is important to keep in mind that taxes were not increased. Rather, businesses and households ended up having a much better financial year in 2021 than expected, leaving larger final payments due in April. While not a tax surprise from a tax rate and structure perspective, such an outcome is still disinflationary as it means some of the excess savings and cushion businesses and individuals thought they had ended up being owed in taxes. This represents a decline in disposable income, at least relative to the overinflated expectations of a few weeks ago.
A fourth disinflationary change as mentioned when discussing Fed policy, is the wealth effect. As University of Oregon economist, and renowned Fed watcher Tim Duy notes, the Fed is not unhappy with tighter financial conditions and the stock market being down this year. With asset markets not rising as quickly, it means consumers ability to spend out of wealth is less than it was.
To date none of these changes are worrisome. Household finances remain strong. The issue is consumer demand and the ability to spend is outstripping the economy’s ability to produce enough goods and services.
When too many dollars are chasing too few goods, prices rise. The combination of higher interest rates, cooling of goods prices, and moderating household financial conditions should all work to slow inflation in the economy this year and next. It is an open question just how much inflation will slow. The ultimate risk is the economy needs higher interest rates to truly wring inflation out of the system. Should that be the case, the risk of a boom/bust cycle increase.
Oregon’s Labor Market Nearing Full Employment
As the economy transitions to mid-cycle dynamics, nowhere is this more apparent than in the labor market. Today here in Oregon and across the country, there are more individuals employed than before the pandemic began. However, due to some shifts during the pandemic like more self-employment and fewer people working more than one job, the actual number of payroll jobs filled at businesses is not quite fully recovered. Such payroll jobs will fully regain their pre-pandemic levels this fall.
Today’s labor market recovery is more than twice as fast as the one following the Great Recession. That recovery was really just starting a couple years into the cycle. Today’s recovery is now transitioning into net expansion territory, which means shifting dynamics. Businesses will still find it difficult to fill positions given structural changes in the labor market and the fact that everyone who wants a job has a job. However, once pre-pandemic staffing levels are regained, businesses will be less desperate to fill the remaining openings. Per worker wage growth will remain strong, but will slow this year and next as a result. The coming slowdown in job growth and moderating of wages will be a key disinflationary force in the economy moving forward.
Initial Recovery is Complete, and Inclusive
The good news is the cyclical recovery in the labor market is essentially complete. The share of prime working-age Oregonians that have a job today is back to where it was in late 2019. This is as strong of a labor market the economy has experienced since the late 1990s. Any issues related to the pandemic, recession, lack of in-person schooling, enhanced unemployment insurance benefits and the like can be laid to rest. Or at least left for future researchers to analyze and sort out the relative, temporary impacts. But for now, it is clear that the workers have returned. Employment is up and the prime-age labor force participation rate is nearly all the way back as well.
For businesses, it may have felt like pulling teeth to reach this point. Labor demand increased quickly given strong household incomes and consumer spending. Workers have now returned to take advantage of the more-plentiful, and better-paying opportunities. However, this return was slower than the increases in job openings. Moving forward, firms will not find it less difficult to hire as the labor market is structurally tight.
But first, the even better news is that this economic recovery has been inclusive. Long-standing disparities remain. However, when it comes to employment trends and opportunities by age, gender, geographic location, and race and ethnicity, these disparities are not wider today than they were before the pandemic hit. That said, two disparities did widen. Wealth inequality has increased. Even as incomes and wealth have increased across the board, the gains are larger among the upper end of the distribution. This is particularly true for homeowners given the record-setting home equity gains experienced during the pandemic.
The second disparity that widened during the pandemic is employment by educational attainment. Given the nature of the pandemic shock and shutdowns, low-wage, in-person service industries bore the brunt of the layoffs. Such positions are disproportionately filled by workers with lower levels of educational attainment. Employment for college graduates barely changed other than some are now working remotely to a greater degree.
The encouraging news today is these educational attainment disparities are lessening. Job growth has been strongest among the hard-hit service sectors. Moving forward a full recovery is expected. Job growth will be more balanced across sectors and based on underlying economic and consumer spending patterns rather than pandemic-related forces.
While some employment disparities by race and ethnicity and by sex did widen initially, they have now closed. Looking at national data, employment trends for Asian, Black, Hispanic or Latino Americans are a few tenths of a percent stronger than for white Americans. In terms of employment by sex, nationally men are a few tenths stronger than women, while here in Oregon women are a few tenths stronger than men. Even the parent gap has effectively closed. Since schools reopened last fall, employment rates for moms with young children at home have caught up to the broader labor market trends. Dads are still outperforming, but moms are no longer lagging the overall economy. The fact that the current, strong recovery has also been inclusive is encouraging.
Structural Labor Shortage
The bad news for firms is the labor shortage remains. Businesses in Oregon are still looking to fill 100,000 job vacancies, and there are 80,000 unemployed Oregonians. Difficulty finding workers at this point is largely due to the underlying strength in the economy, three shifts that happened during the pandemic, and three big structural factors.
In terms of the three pandemic shifts, the first is that self-employment is up. About 20,000 more Oregonians are self-employed today than in the years leading up to the pandemic. Second, there are around 16,000 fewer multiple jobholders today. Workers are more likely to be able to get by working one job today with wages and hours worked increasing in a tight labor market. Both of these trends mean the number of Oregonians with a job is higher than the underlying payroll job counts indicate.

The third shift in the labor market during the pandemic is an increased number of workers quitting their jobs. The so-called Great Resignation is a misnomer. Employees are not quitting their jobs and dropping out of the labor force, but rather employees are quitting one job and switching to a different job. From an economic perspective, we hope that switching jobs results in an overall better labor match. This could be in terms of skill set, geographic location, hours worked, but at a minimum it is likely for a pay raise. Today in Oregon there are about 5,000 more quits per month than pre-pandemic.
Combined, all three of these shifts during the pandemic leave businesses with more job vacancies today, even if their desired staffing levels are the same as pre-pandemic. Business owners and human resource managers must work harder today just to maintain a similar sized workforce as they used to have. These are the key reasons that job openings in Oregon remain at or near record levels despite the labor market recovery.
Looking forward, job growth will slow for fundamental reasons now that the cyclical rebound is complete. There just are not enough available workers for the good reason that everyone who wants a job already has a job. A few structural factors complicate the picture and result in these slower gains moving forward.
One structural factor is the tragic loss of life during the pandemic. Through March 2022, Oregon has suffered 9,700 more deaths since early 2020 than was forecasted at the time. This “excess death” type calculation results in a larger number than the 7,500 official COVID-19 deaths in the state. Before the end of the pandemic, these numbers are sadly likely to rise a bit further. Analyzing the deaths so far by age and adjusting for pre-pandemic labor force participation rates by age results in an estimated decline in Oregon’s labor force of around 2,500. Such a figure is roughly equal to one month’s worth of job gains in a full employment economy, and unfortunately is a structural factor.
A second structural factor is the outright decline in the number for foreign-born, prime working-age residents in recent years. In Oregon, the impact is about 55,000 fewer such workers relative to expectations, which is equal to about two full year’s worth of job gains in a full employment economy. However the underlying data is noisy given it is based on a small sample size of a hard-to-reach population. Encouragingly, the U.S. numbers for foreign-born, prime working-age residents has rebounded strongly in recent months. This has yet to show up in the Oregon data but likely will. Even if much of these changes end up being noise, international immigration has slowed considerably since 2016. This is a structural factor for the tight labor market given current demographics.
Finally, the third and biggest structural factor today and in the years ahead are demographics. The Baby Boomer generation is retiring, and will continue to do so this decade. The new, younger entrants into the labor market are a steady, but not increasing flow. This is due to the declining birth rate in recent decades, and slower migration during the pandemic. Oregon’s labor force is growing. However the growth is the net change in the number of available workers. These gains will be slower than the state has become accustomed to.
This decade, Oregon’s potential labor force, which adjusts the state demographics for labor force participation rates by age, will increase just 0.7 percent per year. In a full employment economy where everyone who wants a job, has a job, employment growth will slow. The labor constraint is structural.
A big factor to the labor force growth and Oregon’s overall economic and revenue outlook is migration. Stronger population growth is the key reason Oregon tends to grow faster than the nation overall. This is because 20- and 30-somethings move the most, especially those with higher levels of educational attainment. A larger influx of young, working-age migrants allows local businesses to hire and expand at a faster rate. To the extent migration flows accelerate more than expected in the years ahead, Oregon’s economy will likely outpace the current forecast. However, to the extent migration flows do not rebound as expected, Oregon’s economic and revenue forecast will underperform and need to be revised lower. As discussed in more detail in the March 2022 forecast, housing affordability remains a key risk to the migration and population outlook.
Wage Growth Outlook
Per worker wage growth is likely to slow some, even as it remains stronger than the pre-pandemic pace. A key reason is firm employment levels are essentially back. Firms do want to hire more workers – look at the record job openings – but are no longer as desperate to fill openings at any cost. A big part of the very strong wage growth in the past two years was to draw workers back into the labor market. Now that that has been achieved, the dynamics are likely to shift toward slower wage gains per worker. In fact some sectors and firms are actually overstaffed today. Recent layoff announcements in high-tech are one anecdotal piece. As is a major e-commerce firm noting in their latest quarterly earnings that they hired too many workers for their warehouses during the delta and omicron waves, and now that fewer workers are out sick, productivity is slumping. While anecdotal, these pieces are likely indicative of some of the underlying shifts in labor market dynamics.
Nationally, average hourly earnings continue to rise faster than they did back in 2018 or 2019, but have slowed so far in 2022 from their faster gains earlier in the pandemic. The Oregon Office of Economic Analysis’ forecast for Oregon’s average wage is for a somewhat slower 5 percent increase this year, tapering to just more than 4 percent annually in the out years whereas the gains were more like 3.5 to 4 percent pre-pandemic. The near-term risks are weighted toward the upside for two reasons.
First, from a historical perspective, wage growth does not tend to slow on its own. Wage growth tends to start slow in the initial phase of the recovery and accelerate through the end of the cycle, only slowing when the next recession begins. This cycle is different. Wage growth accelerated at the start of the recession instead. It is likely there is some slowing for the reasons noted above. However historical patterns suggest upside risk.
Second, should inflation considerations become a more regular part of wage negotiations, it can lead to more cost-push inflationary pressures in the broader economy. Over the past year, 80 percent of workers have seen their inflation-adjusted wages decline. While strong wage gains may have started at the low end of the distribution, wage growth is picking up at all points. To the extent this continues, it would mean wages increase faster than expected this year and next.
One additional item to note about aggregate wage growth across the distribution is there are some initial signs it is slowing. Over the past year, there has been a clear deceleration among the lowest-paid quartile. The acceleration in the middle and highest quartile is evident, but now appears to be leveling off and possibly slowing in recent months. Time will tell to what extent these trends continue and match the forecast expectations, but for now these shifts in labor market dynamics may be starting to appear in the actual data.
A Note on Productivity
With a structurally tight labor market making it challenging to find workers, and higher wages potentially making it cost prohibitive to hire them if you can find them, what are firms to do? The productive capacity of the economy is the combination of capital and labor it takes to make goods and services. If labor proves more challenging, firms can increase their capital and investment.

Higher productivity would solve multiple economic issues at the same time. It would increase production, alleviating some supply constraints in the economy. It would allow businesses to better afford higher wages and keep unit labor costs lower as a result. Both would be disinflationary relative to the current environment.
To date, productivity in the economy is not much higher than its pre-pandemic trend. Productivity increased initially, in part because firms were forced to make do. Sales were strong but the workforce was smaller. However, as employment has increased in the past year, per worker productivity has largely moved sideways, eroding some of those initial gains. Productivity in the first quarter of this year declined, although the data is noisy and omicron disrupted workplaces to a greater degree.
Moving forward, productivity remains a key, long-run economic measure. Higher productivity would raise the speed limit of overall economic growth, and better keep inflation at bay. There are two potential bright spots that could point toward faster productivity in the years ahead.
One, new orders for capital goods remain strong. Businesses are looking to investment in new equipment. This should make workers more productive. However, the massive increases in new orders, measured in dollars, do not look as strong on an inflation-adjusted basis. The good news is even inflation-adjusted new orders remain above pre-pandemic levels.
Two, new business formation remains strong. New firms are usually best able to bring new products, services, and efficiencies to the market. Should this new generation of businesses do likewise, productivity could improve in the years ahead, even as the creative destruction process results in a few more business closures along the way.
War in Ukraine
Wars are humanitarian disasters. The loss of life and destruction of cities is tragic. There are also economic impacts ranging from defense spending itself – inflationary – to lost production and income in war zones. When it comes to these economic impacts in Oregon there are both direct, and indirect costs from Russia’s invasion of Ukraine.
The direct economic impacts are minimal. Russia, Ukraine, and the rest of the former Soviet republics are not major trading partners with the U.S. or Oregon. In recent years, Oregon exports to all of the former Soviet republics amount to about $80 million annually. This is 0.3 percent of all Oregon exports. The largest individual segment may be the $7-8 million in frozen fish exported directly to Ukraine.
The indirect economic impacts are much larger. Perversely, with global commodity prices rising, Oregon may see some financial benefits from the war. Oregon’s wheat farmers are likely to see more income with higher prices, given Russia and Ukraine are important wheat producers. Additionally, Russia is a key source of logs for China and other countries. It is possible that Oregon’s wood products industry benefits as well from increased demand given the Russian sanctions. However, Oregon log exports to China have tapered off in the past decade so it is unknown to what extent they will increase again.
The biggest impact from the war is the oil shock it created. The price of oil shot up to more than $100 a barrel and gas prices are above $4 per gallon. Oil shocks are never good. They are clearly inflationary and eat into household budgets. However, the U.S. and Oregon economies have never been better able to manage an oil shock. The reasons are threefold.
First, the U.S. is now a sizable energy producer. Higher gas prices hurt consumers, but the increases in business investment, jobs and wages in oil-producing states are a macroeconomic benefit. These impacts tend to largely offset at a national level, but the local impacts of winners and losers varies tremendously. Oregon is an oil shock loser.
Second, just prior to the war and oil shock, American consumers were spending a record low share of their money on gasoline and energy more broadly. While the oil shock has clearly forced households to spend more, coming off of a low base means there is some room in budgets to accommodate the higher prices. Today, the share of all spending going to energy is back to where it was in 2015 or the late 1990s. One risk here is that should gas prices remain high for an extended period of time, households are likely to eventually cut back on other, more discretionary purchases, or at least increase that spending at a slower pace.
Third, and most importantly from an underlying economic perspective, the economy today is much less energy-dependent than it used to be. The energy intensity of the economy, or how much energy does it take to produce a unit of output, is at record lows. This means an oil shock has less of an impact on production and output than it used to. Locally, Oregon’s improvement in energy intensity is more than in most states. Oregon is the only state in recent decades to go from above the U.S. average in energy intensity to below the U.S. average. Some of this improvement is tied to better energy efficiency and lower energy consumption. However most of this improvement is due to broader shifts in the economy, like increased office work and less manufacturing. The outright decline of Oregon’s timber industry and loss of aluminum producers also likely “helps” this calculation even if the broader economic impacts on jobs and wages is negative. But regardless of the exact reasons for the energy intensity changes, it does mean that today’s economy is impacted less by oil shocks than ever before.
Manufacturing Production is Strong
Consumer spending on physical goods remains robust. This increase has held up throughout the pandemic, even as service spending has rebounded as the economy reopened and people started going out to eat and on vacations again. Given the strong household finances, the baseline outlook is for more of the same. Should they want to, consumers can afford to maintain their higher goods spending, while also increasing their service spending.
This matters economically because the strong consumer demand for goods is driving a more robust than expected manufacturing recovery. Industrial, and manufacturing production are higher today than at any point since the Great Recession. Oregon’s factories, warehouses, and logistics are all producing and moving record volumes of products trying to keep up with the strong consumer demand.
According to the latest Federal Reserve data, U.S. manufacturing production is now 4% above the pre-pandemic peak. The Oregon Office of Economic Analysis takes the U.S. data and reweights it based on local manufacturing subsector employment trends. That estimate of Oregon manufacturing production is running a bit stronger and is now 5% above pre-pandemic peaks. While this is not an exact measure of Oregon production, what it does tell us is that the industries that Oregon has larger concentrations in are doing better than the industries in which we have smaller concentrations. Oregon’s more modern mix of manufacturing is benefiting its overall economic recovery.
And of course, to produce enough products to meet demand, it means business investment and employment need to increase. Unfortunately, from a historical perspective, manufacturing employment doesn't fully recover from recessions in recent generations. Specifically, in Oregon, manufacturing employment has not fully recovered from a recession since the 1990s. Nationally, US manufacturing employment has not fully recovered from a recession since the 1970s.

Encouragingly, this time may be different. As of March, manufacturing employment in Oregon and across the nation are just 1 percent lower than prior to the pandemic, albeit down a bit further from the pre-trade war peaks reach in 2018 and 2019. The good news is a full manufacturing employment recovery is expected in the baseline. Oregon outpaces the nation in the years ahead in large part due to Oregon’s growing food and beverage manufacturing sectors, while Oregon’s durable goods manufacturers largely have a steady workforce outlook.
While it is clear the good news outweighs the bad, there are two weak spots in Oregon’s recovery: primary metal manufacturing employment is down 25% and transportation equipment is down 13%. Combined, all other subsectors are fully recovered and individually they are all at least close to a full recovery or better.
The employment strength is encouraging, if not a big surprising. Manufacturing wage growth has lagged during the pandemic. Only the wood products subsector has seen average wage gains above the economy at large. This makes sense given the strong demand and high lumber prices means the industry can better afford to pay higher wages. However, wage growth in every other subsector is at or below statewide trends.
Looking forward the outlook calls for steady spending on goods and solid production and employment numbers. This recovery is stronger than anticipated. However, the risks to the manufacturing outlook are weighted toward the downside. Should sales slow due to inflation, to pandemic-induced demand being met and fading away, to consumers shifting out of goods and into services, or due to exacerbated global supply chains from the war in Ukraine or shutdowns in China, we would see local production and employment numbers soften as well. These changes could be outright declines and a manufacturing recession, or just slower gains moving forward.
Oregon’s Agricultural Economy
The Oregon Legislature recently passed HB 4002 (2022) which establishes maximum hour and overtime compensation requirements for agricultural workers. The law goes into effect starting in 2023. Moving forward, the Oregon Office of Economic Analysis will analyze and monitor the economic and labor market data to assess any impacts from the law. This will include the number of workers, hours worked, wages earned, but also broader changes to Oregon’s agricultural economy in terms of gross sales, farm earnings, net income, international exports and the like.
The primary challenge here is data availability and creating a baseline of the ag economy from which to assess any future changes. The majority of the traditional labor market data is explicitly nonfarm. One reason is some agricultural jobs have been historically exempt from some labor laws, many of the jobs are seasonal, and a portion of the workforce migrates across regions making it challenging to provide an accurate snapshot.
Two of the best, long-standing sources for agricultural economic data are the annual farm estimates from the Bureau of Economic Analysis, and the Census of Agriculture conducted every 5 years. The BEA estimates are published with about a one-year lag. The 2020 data were released in November 2021. These estimates are available at the state and county level. The Census of Agriculture is also available at the state and county level. The most recently available data is from 2017. The 2022 Census of Agriculture data is likely to be released in Spring 2024 if historical data release patterns hold.
To start, there are a few big picture economic items to consider when it comes to Oregon’s agricultural economy. First, agriculture is important to Oregon’s economy. Agriculture accounts for a larger share locally than it does nationally.

Second, farm employment in Oregon has been fairly steady in recent decades, staying in the 60-70,000 range annually since the late 1970s according to the BEA estimates. On one hand such steady employment means farm jobs are a declining share of Oregon’s labor market, given the strong growth in nonfarm, and service sector jobs in particular. On the other hand, U.S. farm jobs have fallen, meaning Oregon is a rising share of the nation. Today, the location quotient for Oregon farm employment is 1.8. This means the local concentration, and reliance on farm employment is 80 percent above the national average. This ranks 15th highest among all states nationally in recent years.
Third, the regional impacts of agriculture within the state vary tremendously. Products are grown, raised, and sold, across the entire state, with some of the largest dollar values seen throughout the Willamette Valley and in eastern and southern Oregon.
When it comes the relative importance of agriculture at the local level, rural economies are much more reliant on farms than are urban areas. Overall, farm earnings (essentially a net income measure of sales minus expenses, plus farm wages) in Oregon account for twice the national share of total personal income.
Most rural counties in Oregon have an even higher concentration of income tied to agriculture. For example, the smaller populated counties in the Gorge heading into eastern Oregon of Sherman, Gilliam, and Morrow have farm earnings concentrations that are essentially 30-60 times larger than the national average. The southeastern Oregon counties of Lake, Harney, and Malheur have farm earnings concentrations that are 19 or 20 times larger than the national average. Even in counties included in metropolitan statistical areas, like Linn, Marion, and Yamhill, the importance of agriculture is evident, as farm earnings are 3, 4, and 5 times the national concentration.
As the agricultural worker overtime law come into effect, the Oregon Office of Economic Analysis will work with other state agencies to gather and analyze the available data. Future quarterly forecasts will include updates to the underlying ag economy, when available, and any such analysis of the impacts of the new law that goes into effect next year.
Alternative Scenarios
The baseline forecast is the Oregon Office of Economic Analysis outlook of the most likely path for the Oregon economy. As with any forecast, however, many other scenarios are possible. Given the current economic dynamics and potential for inflation to run hotter, for longer, the Oregon Office of Economic Analysis’ standard optimistic and pessimistic scenarios are again excluded this forecast in lieu of a boom/bust scenario.
Boom/Bust Scenario:
The inflationary boom continues. By late this year, employment, income, and spending are all 2-3 percentage points higher than the baseline. Corporate profits are up even more. The unemployment rate drops to below 3 percent by late summer or early fall this year. Inflation cools from today’s highs but remains closer to 5 percent. The Federal Reserve raises interest rates more aggressively. The policy goal is to cool the economy and bring inflation under control. However, the end result of raising interest rates high enough to actually slow inflation is to send the economy back into recession beginning in 2023. Depending upon the exact timing of the Federal Reserve policy changes, the recession may be pushed out into 2024.
In any future recession, the key will be the severity of the cycle. Today, there is relatively little leverage in the economy. Household debt remains tame, and the labor market is structurally tight, although a recession would make it cyclically weak for a period of time. Without clear imbalances, or leverage in the economy, any ensuing recession is likely to be mild or moderate, and less severe. One risk here is just how entrenched inflation is in the overall economy. A more severe recession would likely be needed to wring out more entrenched inflationary pressures, whereas a milder recession may be needed if most of today’s inflation is transitory, or temporary.
In this boom/bust scenario, Oregon suffers a moderate recession. The state loses 100,000 jobs and the unemployment rate rises to nearly 9 percent. Nominal personal income does not necessarily decline significantly, but rather stalls out for a year and a half or two years. This type of cycle would be similar to the aftermath of the dotcom bust here in Oregon in the early 2000s.
Another key consideration is the relative starting point of the bust. With an economy growing faster than expected this year, the fallout from a recession, when compared to the baseline, is somewhat less severe. In the upcoming 2023-25 biennium, employment and total personal income in Oregon is 4 percent below baseline.
Growth resumes in early 2025 and the recovery is strong. Oregon’s economy regains full employment and catches up to the baseline outlook in 2027 or 2028.
Longer-Term Forecast Risks
The economic and revenue forecast is never certain. The Oregon Office of Economic Analysis will continue to monitor and recognize the potential impacts of risk factors on the Oregon economy. Although far from comprehensive, we have identified several major risks now facing the Oregon economy in the list below:
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U.S. Economy. While Oregon is more volatile than the nation overall, the state has never missed a U.S. recession or a U.S. expansion. In fact, Oregon’s business cycle is perfectly aligned with the nation’s when measuring peak and trough dates for total nonfarm employment.

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Housing Affordability. New housing supply has not kept pace with demand in either the ownership or rental markets. Oregon has underbuilt housing by 111,000 units in recent decades. To the extent home prices and rents rise significantly faster than incomes, it is a clear risk to the outlook. Worse housing affordability hurts Oregonians as they need to devote a larger share of their household budget to the basic necessities. Furthermore, while not the baseline outlook, worse affordability may dampen future growth as fewer people can afford to live here, lowering net in-migration, and the size of the labor force.

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Global Spillovers. The international list of risks seems to change by the day. Right now there is an ongoing war in Europe, and the risk of war Southeast Asia has been uncomfortably high in recent years. Longer-term concerns regarding commodity price spikes in Emerging Markets, or the strength of the Chinese economy – the top destination for Oregon exports – are top of mind.

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Federal Fiscal Policy. Changes in national spending impact regional economies. In terms of federal revenues, spending, and employment Oregon is generally in the middle of the pack across states. Oregon does see larger impacts related to forest policies, including direct federal employment. Oregon ranks below average in terms of military-dependent industries and lacks a substantial military presence within the state. Today a potential impact on the outlook would be an increase in federal investment related to the Build Back Better bill, or some future variation. BBB is not build into the current outlook.

•	Climate and Natural Disasters. While the severity, duration, and timing of catastrophic events like earthquakes, wildfires, and droughts are difficult to predict, they impact regional economies. Fires damage forests with long-term impacts, and short-term disrupt tourism. Droughts impact Oregon’s agricultural sector and rural economies to a greater degree. Whenever Cascadia, the big earthquake, hits, Oregon’s economy and infrastructure will be crippled. Some economic modeling suggests that Cascadia’s impact on Oregon will be similar to Hurricane Katrina’s on New Orleans. Longer-term issues like the potential impact of climate change on migration patterns are hard to predict and generally thought to be outside the Oregon Office of Economic Analysis’ forecast horizon. Even so, it is a reasonable expectation that migration flows remain strong as the rest of the country becomes less habitable over time.
•	Initiatives, Referendums, and Referrals. Generally, the ballot box and legislative changes bring a number of unknowns that could have sweeping impacts on the Oregon economic and revenue picture.
Revenue Outlook
Revenue Summary
The 2022 personal income tax filing season has been shocking. Despite a record kicker credit being claimed, payments rose sharply on the year. This growth stands out given that last year was itself a very strong year for income tax collections.
The surge in income tax collections was not unique to Oregon, with all states that depend upon income taxes seeing collections outstrip projections. However, as is usually the case, Oregon’s revenue gains during the boom were relatively pronounced. Tax season payments will come in more than $1.2 billion (70%) larger than last year.  The typical state has seen around half this rate of growth.
Across states, high-income tax filers have accounted for much of the growth in personal income tax revenues. A wide range of investment and business income sources are booming. Notably, realizations of capital gains have increased by at least 70% on the year.
While economic growth remains strong, the large gains in reported taxable income have more to do with taxpayer behavior than they do the underlying economy. Investment and business income are not always realized for tax purposes at the same time as they are earned in the market. Late 2021 was a great time to cash in assets, with equity prices and business valuations high, and potential federal tax increases on the horizon. As a result, income reported on tax returns grew at more than double the rate of economic measures of income in 2021.
Given that revenue growth has been driven by nonwage sources of income, most of the recent surge in payments will likely prove to be temporary. After so much income was pulled into tax years 2020 and 2021, less will be realized in the near term. This taxpayer behavior also puts Oregon’s revenues at risk of the sharp declines experienced after asset market corrections in 2001 and 2007. With recessionary risks rising, profits and gains could soon turn into losses, and a smaller share of filers could be subject to the top rate. An analysis of a boom/bust scenario appears later in this chapter.
Along with large personal income tax collections, corporate and estate tax collections continue to set records as well. As a result, General Fund resources have continued to expand in recent years despite large kicker credits being issued. This growth is expected to pause in the near term, as nonwage forms of income return to earth and gains in the labor market slow.
The bottom line is that the unexpected revenue growth seen this year has left us with unprecedented balances this biennium, followed by a record kicker in 2023-25. The projected personal kicker is $3.0 billion, which will be credited to taxpayers when they file their returns in Spring 2024. The projected corporate kicker is $931 million, and will be retained for educational spending. Even so, if balances are not spent, net resources for the 2023-25 biennium will have increased by $427 million relative to the March 2022 forecast.
2021-23 General Fund Revenues
Gross General Fund revenues for the 2021-23 biennium are expected to reach $27,276 million. This represents a whopping increase of $2,353 million from the March 2022 forecast, and an increase of $3,951 million relative to the Close of Session forecast. Personal and corporate income tax collections and estate taxes continue to set records. Among non-General Fund sources, lottery sales continue to outstrip expectations.
Personal Income Tax
Oregon’s regional economy is far more volatile than that of most states, given strong migration trends and dependence upon manufacturing and resource industries. General Fund tax revenues are even more volatile than is the underlying economy, due to the prominence of personal and corporate income taxes. Oregon’s revenue system has diversified a lot in recent years with a shift toward consumption-based taxes, but most of these sources are not deposited into the General Fund.
Although growth in taxable labor income has been very strong, much of the 2022 flood of personal income tax collections can be traced to nonwage forms of income. Gains in nonwage taxable income have been very broad based. Passthrough business and rental income, dividends, capital gains and IRA withdrawals have all seen rapid growth.
While broad based, growth in nonwage tax liability has been paced by capital gains. The March 2022 forecast called for a $2 billion (16%) increase in capital gains for tax year 2021. This was somewhat slower than the underlying growth in equity and housing markets given the late stage of the cycle. Gains grew by at least $7 billion.
Oregon has experience with booming capital gains. In both the technology and housing booms, personal income tax collections grew rapidly as filers cashed in assets. At the end of each of these cycles, capital gains became depressed quickly. After the housing bust, realizations of capital gains dropped from $10 billion to $2 billion virtually overnight.
Until this year, the current cycle for capital gains looked much like that of the technology boom. Now, it looks like the technology and housing booms stacked together.
This volatility is apparent in recent collections of personal income taxes and other General Fund sources. According to the May forecast, the outlook for the personal income tax kicker base is now significantly (13.8%) higher than the Close of Session forecast. If the current outlook holds, a kicker of $3.0 billion would be paid out when taxes are filed in 2024.
As a reminder, the threshold for the kicker calculation is if revenues over the entire biennium are more than 2 percent above the Close of Session forecast made prior to the start of the biennium. If they are, the entire amount of revenues above the Close of Session – including the first 2 percent – are returned to taxpayers the following year.

Corporate Excise Tax
Corporate excise tax collections have yet to weaken at all. After a temporary drop at the beginning of the recession, corporate tax collections immediately bounced back and continue to set new records. This stands in stark contrast to the last two recessions when corporate tax collections were cut in half.
The strong performance of corporate taxes is particularly surprising given that they were expected to come back down to earth even before the recession began. The subtraction for taxes paid under Oregon’s new Corporate Activity Tax is reducing traditional liability, as is the subtraction for expenditures funded by forgiven Payroll Protection Program loans. Even so, collections have more than doubled over the past two budget periods.
The current inflationary environment is one factor supporting corporate tax collections. With underlying demand so strong, businesses have largely been able to pass cost increases along to their customers. Profits and earnings have skyrocketed.
While some of this increase likely reflects a permanent increase in the tax base, a significant amount of the growth is expected to be temporary. As with business and investment income on personal tax returns, corporate taxpayers pulled some income forward in 2020 and 2021 in advance of possible federal tax legislation. Also, a relatively small number of large corporations in industries that benefited from the nature of the pandemic have had an outsized impact on recent revenue collections. This suggests that not all of the recent gains are sustainable. However, no signs of weakness are emerging.
Although there is a very long way to go, a $931 million kicker is currently estimated for the next biennium. According to statute, this would lead to additional funding for K-12 education during the 2023-25 budget period.
Other Sources of Revenue
Non-personal and non-corporate revenues in the General Fund usually account for approximately 6 or 7 percent of the total. The largest such source are estate taxes, followed by liquor revenues, and judicial revenues.
Relative to the previous forecast, the current outlook for these revenues in 2021-23 is lowered $3.0 million (-0.2%). This modest change in aggregate masks larger changes when examining individual revenue streams.
The largest increase (+$28.9 million) is from estate taxes. Given the continued strength in actual collections, and growing wealth more broadly in the economy, the outlook for estate taxes is raised over the extended forecast horizon. While the underlying trends of a growing and aging population combined with rising asset values means the state should see estate taxes grow in the years ahead, this outlook is not without risks. One risk is that a small number of very large estates can move the total collections significantly in any given year. Oregon has seen this happen in recent years, even if the underlying trend is upward.
Total tobacco revenues are increased $22 million however nearly all of the increase is outside of the General Fund. The General Fund portions of cigarettes (+$0.6 million) and other tobacco products (-$0.6 million) essentially offset. However inhalant delivery revenues, a new tax in 2021, continue to come in significantly above initial expectations. Over the first year of the tax, actual collections have been three times as large as expected. As a result, the entire forecast is revised significantly higher taking into account the higher baseline of sales. The current 2021-23 forecast is raised $13.8 million, while the outer biennia are likely increased $16-17 million each. These increases are more than double initial expectations, and therefore if current sales and tax collections continue, there remains a bit more upside risk to the outlook. The tax is still relatively new. The Oregon Office of Economic Analysis will continue to monitor these revenues and quarterly tax returns filed by Oregon businesses and adjust the forecast as we learn more.
Offsetting these increases are declines in Insurance Taxes (-$9.0 million) due in part to lower-than-expected retaliatory tax impacts, and in judicial related revenues from State Court Fees (-$14.4 million) and the Criminal Fine Account (-$10.4 million).
Smaller adjustments to Securities Fees (+$0.8 million) and Miscellaneous Revenues (+$1.0 million) round out the rest the General Fund revenue changes for this biennium.
Extended General Fund Outlook
Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.
Tax Law Assumptions
The revenue forecast is based on existing law, including measures and actions signed into law during the 2021 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.
Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the forecast. To the extent that tax credits are extended and not allowed to expire when their sunset dates arrive, the outlook for revenue growth will be reduced. The current forecast relies on estimates taken from the Oregon Department of Revenue’s 2021-23 Tax Expenditure Report together with more timely updates produced by the Legislative Revenue Office.
Corporate Activity Tax
The 2019 Legislature enacted the corporate activity tax (CAT)6, a new tax on gross receipts that went into effect January 2020. Collections related to the 2020 tax year are essentially complete, while tax returns for the 2021 tax year are just now being processed. This would normally provide a reasonable baseline from which to project future collections. However, while taxpayers were required to file on a calendar year basis for tax year 2020, a law change allowed taxpayers to switch to a fiscal year basis beginning with tax year 2021. Due to a technical issue related to this change, the forecast for the current biennium has been revised upward by $53.6 million. Otherwise, collections related to both the 2021 and 2022 tax years have come in somewhat lower than expected, resulting in a modest downward revision to the forecast throughout the remainder of the forecast horizon.
These revenues are dedicated to spending on education. The legislation also included personal income tax rate reductions, reducing General Fund revenues. The net impact of HB 3427 was designed to generate approximately $1 billion per year in new state resources, or $2 billion per biennium.

In terms the macroeconomic effects of a major new tax, the Office of Economic Analysis starts with the Legislative Revenue Office’s (LRO) impact statement and any Oregon Tax Incidence Model (OTIM) results LRO found. At the top line, OTIM results find minimal macroeconomic impacts across Oregon due to the new tax. Personal income, employment, population, investment and the like are less than one-tenth of a percent different under the new tax relative to the baseline. The model results also show that price levels (inflation) will increase above the baseline as some of the CAT is pushed forward onto consumers. Of course these top line, statewide numbers mask the varying experiences that individual firms and different industries will experience. There are likely to be some businesses or sectors that experience large impacts from the CAT, or where pyramiding increases prices to a larger degree, while other businesses or sectors see relatively few impacts.
Lottery Earnings
The upshot is lottery revenues for the current 2021-23 biennium are raised $49.2 million (+2.8%) compared to the previous forecast. 2021-23 revenues are now $133.7 million (+8.1%) above Close of Session estimates. Longer-term forecasts are adjusted higher in keeping with a stronger economic and sales outlook. Revenues for each biennium from 2023-25 through 2029-31 are increased by about $30-40 million or just under 2 percent.
Nearly all of the forecast changes are a result of stronger video lottery sales and expectations. Traditional lottery products and Sports Betting are largely matching expectations.
Video lottery sales boomed above expectations this spring. Now, sales are down just a bit from last year’s record-setting peak season. However the forecast was for a larger year-over-year decline. The reason was twofold.
First, a year ago the economy was just reopening again. Consumers had built up a tremendous amount of excess savings in the first year of the pandemic, and gaming and other forms of entertainment had been restricted. There was a tremendous amount of pent-up demand, and the ability to spend to satiate that demand. That dynamic is gone today, although household finances remain robust overall.
Second, the economy is fully open today. The number of employed Oregonians increased by more than 100,000 in the past year. And workers have returned to the office a bit more. This means that even as incomes are up, free time is harder to come by. Plus as other forms of entertainment are now open, there is increased competition for both consumers time and wallets. Expectations were that a bit less of each would be spent playing video lottery.
Even as these forces are at play today, sales have outstripped expectations in recent months. Given both the higher level of sales, and a somewhat stronger income and spending outlook, the overall video lottery forecast is raised nearly 2 percent over the forecast horizon.
Forecast Risks are Balanced
To the upside, the stronger-than-expected sales continue. The stronger personal income outlook, and expected strong consumer spending on recreation services more broadly supports a higher level of gaming even in an inflationary environment. Historically the types of goods and services that perform best in inflationary times are those seeing slower product price increases. Oregon Lottery’s inflation is essentially 0% as the game odds remain unchanged as do the minimum bets and dollar price of the games. Nationally, gaming expenditures as a share of disposable personal income are not quite fully recovered. It is possible the slowing income growth will bring this into better alignment. However, a further increase in gaming expenditures would do the same.

To the downside, inflationary pressures may eventually crimp discretionary purchases. Plus a part of today’s strong sales are a function of increased savings, federal aid, working from home and the like. As the underlying dynamics of the economy shift now that it is in mid-cycle, gaming expenditures could slow more than expected. Additionally, should consumers shift their entertainment spending back into other categories like vacations, movies, or going out to eat to a greater degree, it may leave less room for gaming. And finally, with the pandemic turning endemic, there is the possibility at some point in the future the economy shuts down again to slow the spread of a particularly contagious or deadly mutation of the virus.
Regional Video Lottery Sales
One way to examine the impact of these macroeconomic forces on video lottery sales is at the regional level.
Rural Oregon outperformed the rest of the state economically in 2020. The increases in total personal income in 2020 were about the strongest in the nation. The federal aid was distributed in straight dollar amounts, which means in regional economies with lower wages and lower household incomes, the federal aid represented a larger percentage increase. Plus Rural Oregon was less impacted by remote work and lack of business travel. Video lottery sales rebounded first, and the strongest since the economy reopened.
The Portland region, on the other hand, has lagged economically. The impact of fewer commuters into the urban core as they work from home, and the lack of business travel has weighed on the local economy, as it has nationwide in large metro areas. Personal income growth in the Portland region was above the averages seen in other major metro areas, but weaker than in other parts of Oregon. Importantly, video lottery sales have fully recovered; they have never been higher. However these trends in the Portland region – downtown Portland in particular – are weaker than in the suburbs and rest of the state.
While these macroeconomic impacts can reasonably explain the first year, or year and half of the pandemic, they perform less well over the past 6-9 months. During this time, Rural Oregon’s economic growth has slowed.
Rural employment still is seeing stronger trends over the entire cycle, but job has been slow in the past year. The federal aid, which was such a large boost to incomes, is now gone. Personal income in 2022 in Rural Oregon is likely to be negative for this reason. And yet, video lottery sales are still the strongest in Rural Oregon than anywhere else in the state.
Conversely, Oregon’s metropolitan economies are accelerating. The secondary metros have now overtaken Rural Oregon in terms of employment. And the Portland region’s gains have been the strongest as it plays catch-up. Strong labor income growth in urban economies is offsetting the fading federal aid. And yet, video lottery sales are not playing catch-up like the underlying economy is. In particular, video lottery in the Portland area does not appear to be making up any ground on the secondary metros or rural parts of the state.
One reason for this is that macroeconomic impacts are not everything. They provide the base, or ability for consumers to spend money, but individual behavior matters as well. One possible indicator of individual behavior is households’ willingness to go out to eat during a pandemic. According to the latest OpenTable dining data, the number of seated diners at Portland restaurants that use the OpenTable software is still nearly 40 percent what it was in 2019. The number of seated diners in restaurants outside of the Portland area are estimated to be 14 percent above what it was in 2019.

This is an imperfect measure of actual consumer behavior. However to the extent such data is indicative of household behavior and willingness to venture out to participate in indoor activities near other people during a pandemic, then the regional video lottery sales data does make sense.
Oregon Lottery player surveys conducted in recent years tend to show that video lottery players are more middle-aged, more middle- and high-income, and more Portland-centric than the overall population. Looking forward, all three of these factors would point toward stronger economic gains, and therefore the ability for households to spend on gaming activities should they choose.
Lottery Outlook and Distributions
Issues to watch include broader national trends in gaming markets, demographic preferences for recreational activities, and to what extent consumers decrease the share of their incomes spent on gaming. Last decade consumers remained cautious with their disposable income until late in the cycle. Increases in spending on gaming had largely matched income growth. In an inflationary boom, how will consumers respond in terms of their discretionary purchases, particularly on products like Lottery that are not increasing in cost.
Over the long run the Oregon Office of Economic Analysis expects increased competition for household entertainment dollars, increased competition within the gaming industry, and potentially shifts in generational preferences and tastes when it comes to gaming. As such, the Oregon Office of Economic Analysis’ outlook for video lottery sales is continued growth, however at a rate that is slightly slower than overall personal income growth. Lottery sales will continue to increase as Oregon’s population and economy grows, however video lottery sales will likely be a slightly smaller slice of the overall pie.
Budgetary Reserves
The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund (ESF). This section updates balances and recalculates the outlook for these funds based on the June revenue forecast.
As of this forecast the two reserve funds currently total a combined $1.7 billion. At the end of the current 2021-23 biennium, they will total $2.0 billion, which is equal to 7.3% of current revenues. Including the currently projected $3.1 billion ending balance in the General Fund, the total effective reserves at the end of the current 2021-23 biennium are projected to be $5.1 billion, or 19% of current revenues.
The forecast for the ORDF includes two deposits for this biennium relating to the General Fund ending balance from the previous biennium (2019-21). A deposit of $220.7 million was made in recent months after the accountants closed the books on last biennium. Additionally a $83.5 million deposit relating to the increased corporate taxes from Measure 67 is expected at the end of the biennium in June 2023. This exact transfer amount is subject to some revision as corporate filings are processed, however the transfer itself will occur. At the end of 2021-23 the ORDF will total $1.3 billion.
Looking ahead to the 2023-25 biennium, the ORDF is expected to receive two transfers as well. This includes a projected $278.6 million related to the General Fund ending balance from 2021-23, and $93.3 million related to the increase in corporate taxes. The ORDF is projected to hit its cap of 7.5% of revenues in FY2027. At that time, should the forecast prove accurate, the increase in corporate revenues from M67 would be retained in the General Fund and not transferred to the ORDF.
The ESF will receive an expected $288.7 million in deposits in the current 2021-23 biennium based on the current lottery forecast. At the end of current 2021-23 biennium the ESF will stand at $703.1 million.

The ESF is not projected to hit its cap of 5% of revenues until FY2027, when the deposits will then accrue to the Capital Matching Account.
Together, the ORDF and ESF are projected to have a combined balance of $2.0 billion at the close of the 2021-23 biennium, or 7 percent of current revenues. At the close of 2023-25 the combined balance will be $2.76 billion, or 11 percent of revenues. Such levels of reserve balances are larger than Oregon has been able to accumulate in past cycles, and should help stabilize the budget when the next recession hits.
Recreational Marijuana Tax Collections
Marijuana sales continue to track the forecast closely. No fundamental changes are made to the outlook, other than updating for the most recent few months of sales and transfers, which are $4.3 million (-1.3%) below the previous forecast.
The baseline outlook has called for sales to slow as the pandemic improves and Oregonians continue to return to their pre-COVID lives. That included workers returning to the office a bit more, and other entertainment options opening up and being frequented to a greater degree. With increased competition for people’s time and wallet, a bit less would be spent on marijuana, or so the thinking went.
In recent months sales have slowed largely as expected, both here in Oregon and in other recreational marijuana states like Colorado and Washington.
However, prices are another key factor impacting sales and tax collections. Oregon levies marijuana taxes as a flat rate on the overall sales price. So if consumers are buying the same volume of product but prices increase, then so do taxes.
According to OLCC data, retail prices for both usable marijuana, and extracts and concentrates had been falling since last summer, but have taken another step down in the last couple of months. These price declines may in part be due to the record marijuana harvest last fall, which was up about 40 percent compared to the year prior. Regardless of the exact reason, the decline in prices is impacting overall tax revenues even if consumers are not diverting more of their entertainment budget to other options.
Over the medium- and long-term, sales are expected to increase as Oregon’s population, income, and spending grow. However at this point the Oregon Office of Economic Analysis does not have a further increase in marijuana usage rates built into the outlook. Marijuana sales are expected to remain a steady share of income and spending.
As such, the risks lie primarily to the upside should usage and broader social acceptance continue to increase in the years ahead. The latest National Survey on Drug Use and Health shows that the share of Oregonians using marijuana in the past month – a commonly used metric to define frequent or regular users – continues to hold steady at about 20 percent of the adult population. Oregon ranks 3rd highest in the nation trailing Vermont and Colorado, while Washington ranks just behind in 4th.
Population and Demographic Outlook
Population and Demographic Summary
Oregon’s resident population count on April 1, 2020 was 4,237,256. This is from the newly released decennial census data administered by the U.S. Census Bureau. During the past decade, Oregon gained 406,182 residents or 10.6 percent. The gain was substantial enough that yielded one additional congressional seat for the state. Oregon will have a total of six members in the House of Representatives. The Oregon

Office of Economic Analysis has been predicting this rare gain for a long time. This is rare because only five states gained one additional seat each and Texas gained two seats.
In Historical context, Oregon’s population growth between 2010 and 2020 censuses was the second lowest since the first census count in Oregon in 1860 after gaining statehood. The lowest growth rate was recorded between the 1980 and 1990 censuses, a decade characterized by a major recession. Oregon’s population increased by 441 percent in the last century spanning 1920-2020. The gain of 406,182 persons in the last decade alone was nearly the same as the total population count of Oregon in the year 1900 when state’s population was 413,536. Oregon’s population growth of 10.6 percent in the last decade was 11th highest in the nation, excluding Washington D.C. Still, Oregon’s growth rate for the decade lagged all neighboring states, except California. The prior decade between 2000 and 2010, Oregon’s population growth rate ranked 18th highest in the nation when Oregon was hit hard by the double recessions during the decade. As a result of such economic downturn during the Great Recession and sluggish recovery that followed, Oregon’s population increased at a slow pace between 2000 and 2010 decade. However, Oregon’s population was showing moderately strong growth because of state’s strong economic recovery. The current COVID-19 pandemic has caused dire economic and employment situations and has caused slow population growth. The population growth is expected to rebound after 2021. Based on the current forecast, Oregon’s population is expected to reach 4.581 million in the year 2030 with an annual rate of growth of 0.79 percent between 2021 and 2030. The projected population of 2030 is 64,700 less than before the COVID hit. The lower projection is due to the lingering COVID-19 effect resulting in higher deaths, lower births, and fewer net-migration, and 2020 Census count coming lower than expected estimate by Population Research Center, Portland State University.
Oregon’s economic condition heavily influences the state’s population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon’s total fertility rate remains well below the replacement level and number of deaths continue to rise due to aging population, long-term growth comes mainly from net in-migration. The COVID-19 pandemic has left noticeable impact on demographic processes. Due to the declining births and rising deaths, past forecasts projected natural increase (births minus deaths) to turn negative after the year 2025. However, Oregon’s natural increase has already turned negative because of COVID effect. Even during this pandemic, Oregon has gained people through net-migration as the worker are able to work from home in many sectors. Working-age adults come to Oregon as long as Oregon has favorable economic conditions and offers better quality of life. During the 1980s, which included a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme of the economic cycle, net migration accounted for 76 percent of the population change during the booming economy of early 1990s. This share of migration to population change declined to 32 percent in 2010 as a result of economic recession, lowest since early 1980s when Oregon had negative net migration for several years. As a sign of slow to modest economic gain and declining natural increase (births minus deaths), the ratio of net migration-to-population change has registered at 89 percent in 2020. As a result of sudden rise in the number of deaths and fall in the number of births coinciding with the COVID-19 pandemic, the natural increase will turn negative starting in the year 2020 and extending through 2030 and beyond. So, in the future, all of Oregon’s population growth and more will come from the net migration due to the combination of continued positive net migration, well below replacement level fertility, and the rise in the number of deaths associated with the increase in the elderly population. Thus, migration will be solely responsible for Oregon’s future population growth.
Age structure and its change affect employment, state revenue, and expenditure as the demand for services varies by age groups. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Births, deaths, and migration history of over 100 years do impact the current age-sex structure. Growth in many age groups will show the effects of the baby-boom and their echo generations during the forecast period of 2021-2030. It will also reflect demographics impacted by the depression era birth cohort combined with changing migration of working age population and elderly retirees through history. After a period of relatively slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth since 2005. This population group will maintain the high growth as the tail end of the baby-boom generation continue to enter this age group combined with the attrition of small depression era birth cohort due to death. This age cohort, however, has hit the plateau of high growth rates exceeding 4 percent annually between 2011 and 2019. The group will experience continued high but diminishing rate of growth. The average annual growth of the elderly population will be 2.0 percent during the 2021-2030 forecast period. Different age groups among the elderly population show quite varied and fascinating growth trends. The youngest elderly (aged 65-74), which was growing at an extremely fast in the recent past averaging 5.0 percent annually between 2010 and 2020 due to the direct impact of the baby-boom generation entering and smaller pre-baby boom cohort exiting this 65-74 age group. This fast-paced growth rate will taper off to negative growth by the end of the forecast period of 2021-2030 as a sign of the end of the baby-boom generation transitioning to elderly age group. This high growth transitioning into a net loss of this youngest elderly population result in 0.3 percent annual average growth rate in the next nine years. The next older generation of population aged 75-84 has seen several years of slow growth and a period of shrinking years. The elderly aged 75-84 started to show a growth as the effect of depression era birth-cohort has dissipated. An unprecedented fast pace of growth of population in this age group has started as the baby-boom generation is maturing from the youngest elderly into this 75-84 age group. Annual growth rate during the forecast period of 2021-2030 is expected to be unusually high 4.9 percent. After a period of slow growth, the oldest elderly (aged 85+) will continue to grow at a strong rate but steadily gaining growth momentum due to the combination of cohort change, continued positive net migration, and improving longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 2.6 percent. An unprecedented growth in oldest elderly will commence near the end of the forecast horizon as the fast growing 75-84 age group population transition into this oldest elderly age cohort. As a sign of massive demographic structural change of Oregon’s population, starting in 2023 the number of elderly population will exceed the number of children under the age of 18. To illustrate the contrast, in 2000 elderly population numbered a little over half of the number of children in Oregon.
The oldest working age population aged 45-64 also has seen the dramatic demographic impact as the baby-boom generation matures out of the oldest working-age cohort which is replaced by smaller baby-bust cohort or Gen X. As the effect of this demographic transition combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and has remained and will remain at slow or below zero growth phase for several years. The size of this older working-age population will see only a small increase by the end of the forecast period. The younger working-age population of 25-44 age group has recovered from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort. This age group has seen positive but slow growth starting in the year 2004 and has gained steam since 2013. This group will increase by 1.0 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth (baby-bust) cohort being replaced by larger baby-boom echo cohort. The young adult population (aged 18-24) will see only a small change over the forecast period. Although the slow or stagnant growth of college-age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, but college enrollment typically goes up during the time of very competitive job market, high unemployment, and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market. The growth in K-12 population (aged 5-17) has been very slow or negative in the past and is expected to decline through the forecast years. This will translate into slow growth or even decline in the school enrollments. On average for the forecast period, this school-age population will decline by -0.7 percent annually. The growth rate for children under the age of five has remained near or below zero percent in the recent past and will continue to decline in the near future due to the sharp decline in the number of births. The Oregon Office of Economic Analysis expects a slight rebound in the number of births in the forecast period due to a small increase in fertility rate and increase in the women in the child-bearing ages. Although the number of children under the age of five declined in the recent years, the demand for childcare services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents.
Overall, elderly population over age 65 will increase rapidly whereas the number of children will decline over the forecast horizon. The number of working-age adults in general will show slow growth during the forecast horizon. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely decline or increase only at a slower pace, whereas demand for elderly care and services will increase rapidly.
Procedure and Assumptions
Population forecasts by age and sex are developed using the cohort-component projection procedure. The population by single year of age and sex is projected based on the specific assumptions of vital events and migrations. Oregon’s estimated population of July 1, 2020 based on the most recent decennial census is the base for the forecast. To explain the cohort-component projection procedure very briefly, the forecasting model "survives" the initial population distribution by age and sex to the next age-sex category in the following year, and then applies age-sex-specific birth and migration rates to the mid-period population. Further iterations subject the in-and-out migrants to the same mortality and fertility rates.
The U.S. Census Bureau just released apportionment and resident population count of April 1, 2020 for the states. This is the crucial information as the base for all future postcensal population estimates and projections. Also, this 2020 census population is used to determine the error of closure, which is the difference between the actual census enumeration and the estimate based on the previous census of 2010. Again, the error of closure is used to correct and adjust all previous annual postcensal estimates for the time between 2010 and 2020. Since the Bureau has released only the total population, OEA has estimated only the total intercensal population for Oregon based on 2010 and 2020 census counts and postcensal estimates of Population Research Center, Portland State University. Therefore, Oregon’s intercensal population estimates for the years 2011 through 2020 in this forecast are different from prior postcensal numbers. Once the Bureau releases age-sex detail of the census population, OEA will produce readjusted intercensal estimates by age and sex for each of the years from 2011 through 2020. The numbers of births and deaths through 2021 are from Oregon's Center for Health Statistics. All other numbers and age-sex detail are generated by OEA.
Annual numbers of births are determined from the age-specific fertility rates projected based on Oregon's past trends and past and projected national trends. Oregon's total fertility rate is assumed to be 1.4 per woman in 2020 and this rate is projected to 1.5 children per woman by 2030 which is well below the replacement level fertility of 2.1 children per woman. Oregon’s fertility level is tracking below the national level.
Life Table survival rates are developed for the year 2010 and a new life table for 2020 will be developed when all necessary data becomes available. Male and female life expectancies for the 2010-2030 period are projected based on the past three decades of trends and national projected life expectancies. Gradual improvements in life expectancies are expected over the forecast period. At the same time, the difference between the male and female life expectancies will continue to shrink. The male life expectancy at births of 77.4 and the female life expectancy of 81.8 in 2010. Due to the effect of the COVID-19 pandemic, number of deaths suddenly increased and the actual life expectancies declined.
Estimates and forecasts of the number of net migrations are based on the residuals from the difference between population change and natural increase (births minus deaths) in a forecast period. The migration forecasting model uses Oregon’s employment, unemployment rates, income/wage data from Oregon and neighboring states, and past trends. Distribution of migrants by age and sex is based on detailed data from the American Community Survey. In the recent past, slowdown in Oregon’s economy resulted in smaller net migration and slow population growth. Estimated population growth and net migration rates in 2010 and 2011 were the lowest in over two decades. Migration is intrinsically related to economy and employment situation of the state. Still, high unemployment and job loss in the recent past have impacted net migration and population growth, but not to the extent in the early 1980s. Main reason for this is the fact that other states of potential destination for Oregon out-migrants were not faring any better either, limiting the potential destination choices. The role of net migration in Oregon’s population growth will get more prominence as the natural increase has begun to turn negative. The increasing excess of deaths over births will continue due to the rapid increase in the number of deaths associated with the aging population and decline in the number of births largely due to the decline in fertility rate associated with life-style choices. Such a trend was expected, but the COVID-19 has hastened the process. The annual net migration is expected to be low in the short run due to the COVID-19 effect. However, the migration is expected to recover after 2021. Between 2021 and 2030 net migration is expected to be in the range of 33,700 to 40,574, averaging 42,500 persons annually with migration rate ranging between 7.9 to 9.3 per thousand population.
INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS
Initiative Petitions
General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State Constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.
State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements. Because many proposed initiative measures are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.
Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.
The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.
Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions
The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.
PENSION AND POST EMPLOYMENT BENEFITS
The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one provided by the State’s Public Employees’ Benefit Board (“PEBB”)). Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.
System Pension Programs
The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.
Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).
PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions. In 2019 the Legislative Assembly passed SB 1049, which made several changes to PERS benefits going forward. Effective July 1, 2020, a portion of most members’ 6%-of-salary contribution to their IAP is being redirected to an Employee Pension Stability Account (EPSA). Each member’s EPSA will help fund their defined benefits provided under T1/T2 and OPSRP. For T1/T2 members, the redirected amount is 2.5 percent of salary; for OPSRP members, the amount is 0.75 percent of salary.
System Pension Plan Asset and Liabilities Valuations
Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. (“Milliman”). Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates. Valuations are released approximately one year after the valuation date. The most recent valuation report for the System is as of December 31, 2020 (the “2020 System Valuation Report”).
The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.
The PERS actuary releases the State’s individual valuation reports near the end of each calendar year. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.
Each year at the December PERS Board meeting, the actuary presents results of long-term, financial modeling using a Monte Carlo simulation with then-current asset allocations. The possible outcomes of such financial modeling are factored into the PERS Board decisions on the adoption of certain actuarial methods and assumptions. In October 2021, the PERS Board adopted a downward revision to the assumed rate of return from 7.20% to 6.90% as well as significant changes to its Contribution Rate Stabilization Method (Rate Collar). These changes will be used to determine the contribution rates for the 2023-25 Biennium.
The Oregon State Treasurer is the investment officer for the State of Oregon. Investment standards are established in ORS 293.726 and require funds to be managed as a prudent investor would do. The Oregon Investment Council (“OIC”) establishes policies for the investment and reinvestment of moneys in PERS investment funds. Policies are established based on the primary investment asset class of each investment manager. The OIC has approved the following asset classes for the OPERF: Oregon Short-Term Fund (for cash balance), Fixed Income, Real Estate, Public and Private Equities, and Alternative Investments. In addition, OPERF invests in the Opportunity Portfolio, which may be populated with investment approaches across a wide range of investment opportunities with no limitation as to asset classes or strategies. The target investment portfolio mix at market value was revised at the OIC meeting of June 2, 2021, to 30 percent public equity, 20 percent private equity, 20 percent fixed income, 2.5 percent risk parity, 12.5 percent real estate, 7.5 percent real assets and 7.5 percent diversifying strategies. These percentages provide guidance on asset allocation and may vary with changes in valuation or at the discretion of the OIC in consideration of the OPERF investment policy.
The funded status of the pension programs will change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees, demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

State Pension Plan Asset and Liabilities
For the T1/T2 Pension Programs, the State’s portion of PERS’ assets and liabilities are based upon the State’s proportionate share of the SLGRP’s covered payroll (as of December 31, 2020, approximately 51.64 percent) and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion (the “State Pension Bonds”). For OPSRP, the State’s proportionate share is based upon the State’s share of total OPSRP covered payroll (as of December 31, 2020, approximately 30.59 percent). The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.
State Employer Contribution Rates
At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board. The contribution rate stabilization method (“Rate Collar”) was revised by PERS in July 2021 to apply to the UAL component of the PERS Board-approved employer contribution rates. The actuarially determined contribution (“ADC”) for a PERS employer is the rate adopted for that employer by the PERS Board. This rate is calculated in accordance with the adopted actuarial-based funding policy. In years where the rate collar (which is part of the funding policy) is affecting the final rate adopted for some rate pools or employers, the collared rate is the ADC. Employers who pay the collared rate are paying 100% of the ADC..
Changes in Financial Reporting for Pension Plans
The Governmental Accounting Standards Board (“GASB”) adopted new pension accounting standards effective for the June 30, 2014 fiscal year, which differed from historical methodologies used by the State for funding purposes and those used to represent funded status. Among the changes to the GASB standards are the inclusion of pension liabilities on a government’s balance sheet; mark to market valuation of assets; lower actuarial discount rates; and the recognition of differences between expected and actual demographic and investment experience incrementally over a closed period when reporting annual employer pension expense. The new accounting standards affect financial reporting but do not require changes to funding policies. GASB required disclosures appear annually in the Annual Comprehensive Financial Report.
Total and Net Pension (Asset)/Liability
Beginning with the fiscal year ended June 30, 2014, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to pension plans. Beginning with the fiscal year ended June 30, 2015, the State began reporting financial information in conformity with the new accounting and financial reporting requirements applicable to employers who participate in pension plans, which significantly changed the way pension liabilities are reported in their Annual Comprehensive Financial Reports by states and local governments. As a result of these changes, the State reports its Net Pension (Asset)/Liability based upon the State’s proportionate share of the PERS system-wide Net Pension (Asset)/Liability.
Other Post-Employment Benefits (“OPEB”)
In addition to pension benefits provided through PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 43,547 retirees receive healthcare benefits through PERS health insurance programs and approximately 1,046 retirees receive healthcare benefits through PEBB.
PERS-Sponsored Retirement Health Insurance Account Plan (“RHIA”)
Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2019-21 biennium was 0.06 percent of payroll. As of December 31, 2020, the RHIA program actuarial assets exceeded actuarial liabilities, resulting in a surplus of $276.6 million or an unfunded actuarial liability of approximately $(276.6) million representing a funded ratio of approximately 172.1 percent, of which $(85.3) million is allocable to the State.
PERS-Sponsored Retiree Health Insurance Premium Account Plan (“RHIPA”)
Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA program for the 2019-21 biennium was 0.39 percent of payroll. As of December 31, 2020, the RHIPA program actuarial assets exceeded actuarial liabilities, resulting in a surplus of $15.6 million or an unfunded actuarial liability of approximately ($15.6) million, representing a funded ratio of approximately 132.6 percent, all of which is allocable to the State.
Net OPEB (Asset)/Liability
Beginning with the fiscal year ended June 30, 2017, PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to other postemployment benefit (OPEB) plans. Beginning with the fiscal year ended June 30, 2018, the State began reporting financial information in conformity with new accounting and financial reporting requirements applicable to employers who participate in OPEB plans, which significantly changed the way OPEB liabilities are reported by states and local governments in their annual financial reports. The new accounting standards affect financial reporting, but do not require changes to funding policies.
PEBB Retiree Health Insurance Benefit Plan
In addition to the explicit pension and healthcare benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for healthcare benefits (medical, vision and dental) through PEBB to approximately 1,046 retirees (as of June 30, 2021) who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. This PEBB’s rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 75). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase healthcare through the PEBB at the same premium amount as active employees.
The Oregon Health Authority prepared an actuarial valuation for PEBB as of July 1, 2019 for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method. Significant assumptions used in the actuarial valuation include projected payroll growth of 3.5 percent and inflation of 2.5 percent. Under GASB 75, pay-as-you-go plans must use a discount rate that reflects a yield or index rate for 20-year tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher. The discount rate assumed for the June 30, 2021 reporting date of 2.16 percent reflects the Bond Buyer 20-Year General Obligation Bond Index. The valuation uses a healthcare cost inflation adjustment of 3.4 percent, pursuant to ORS 243.135(8). There is no contractual obligation for this pooled healthcare program, but it is being calculated in the valuation and reported in the State’s financial statements to comply with GASB standards applicable to OPEB.
DEBT AUTHORITY AND BOND ISSUANCE
Administration
Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.
The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bond bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bond bill.
The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.
Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.
Capital Needs and Budget Process
Oregon law requires the Governor’s recommended budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects ($1,000,000 or more). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the capital construction bill.

Authorization
The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.
As part of its mandate under ORS 286A.255 to inform state officials about the amount of debt the State can prudently incur, the State Debt Policy Advisory Commission (“SDPAC”) issues an annual report for consideration by the Legislative Assembly in connection with the development of the biennial “bond bill” required under ORS 286A.035. The report must include the total amount of outstanding bonds for the most recently concluded fiscal year, a forecast for at least the next six years of the State’s borrowing capacity targets by repayment source consistent with the most recently published Forecast and a calculation of the State’s net remaining borrowing capacity by repayment source.
General Obligation Bonds
The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.
The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.
There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.
The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide grants to school districts through the Department of Education to assist in financing capital costs of school districts.
The following general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.
In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts. As of June 30, 2021, the State guarantees outstanding school district bonds of approximately $9.3 billion under this program and has not issued any bonds under this authorization.

Tax Anticipation Notes
ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.
Appropriation Credits
The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.
Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State has used Certificate of Participation authority on a more limited basis.
Direct Revenue Bonds
State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.
The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.
Conduit Revenue Bonds
The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority program, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION
Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.
Claims Against the State of Oregon Exceeding $200 Million
Forest Management Rules Challenge
On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that actions taken under a 1998 rule adopted by the State’s Department of Forestry breaches statutory contracts between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the class, the county seeks to recover lost revenues of approximately $528.6 million since 2001 and future damages of $881 million. The class on whose behalf the county has filed suit consists of approximately 14 counties and 130 government taxing districts that share or receive revenues from the State forest lands. The case was tried in October 2019 and resulted in a jury verdict of approximately $1.1 billion against the State. Judgment was entered against the State on March 6, 2020. A supplemental judgment was entered on July 10, 2020, awarding the plaintiff fees and costs in the amount of approximately $598,000. The State filed an appeal to the Oregon Court of Appeals and Linn County filed a cross-appeal. Execution on the judgment is stayed while the appeal is pending. Simple interest will accrue on the judgment at the rate of 9% per annum while the appeal is pending. The Oregon Court of Appeals issued a decision on April 27, 2022, in favor of the State. The appellate court held that no statutory contract was created as claimed by the county and the trial court should have granted the State’s motion to dismiss the county’s complaint. Accordingly, the Oregon Court of Appeals’ decision reverses the trial court’s decision and remands the case for the entry of judgment in favor of the State. The decision issued on April 27, 2022, remains subject to a request by the county for reconsideration by the Oregon Court of Appeals, and the county could also seek a review of the Oregon Court of Appeals’ decision in the Oregon Supreme Court once the judgment is entered by the trial court. The State cannot predict whether the county will seek reconsideration or further review, nor what decision might result if the Oregon Court of Appeals granted reconsideration or the Oregon Supreme Court accepted a petition for review.
Potential Superfund Site Liability
In 2000, the U.S. Environmental Protection Agency (“EPA”) listed an approximately 10-mile stretch of the lower Willamette River area (“Site”) as a Superfund site under the federal Superfund law (“CERCLA”). EPA has identified over 100 parties as potentially responsible under CERCLA for costs related to investigation and cleanup of hazardous substances at the Site, including the State of Oregon, acting by through its Department of Transportation (“ODOT”) and Department of State Lands (“DSL”). EPA alleges the release of hazardous substances in storm water draining into Portland Harbor from property owned, leased, or operated by ODOT and from third-party activities on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL within the Site. Under CERCLA, responsible parties can be held jointly and severally liable for all costs, subject to certain defenses.

In 2017, EPA issued its final cleanup plan for the Site called the “Record of Decision” (“ROD”). The ROD requires active remediation (through dredging, capping, enhanced natural recovery, and monitored natural recovery) of nearly 400 acres of contaminated sediments and over 20,000 lineal feet of riverbank. EPA’s initial estimate for full performance of the remedy was $1.05 billion and 13 years; other parties estimate that it is a $3 billion remedy that will take 20 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as preliminary actions such as additional investigations, remedial design, and agency oversight. EPA has asked potentially responsible parties (“PRPs”) to step forward to perform components of the ROD or risk an enforcement action. Numerous parties, including DSL and ODOT, have entered into Administrative Settlements and Orders on Consent with EPA to perform pre-remedial design and related work.
A group of Portland Harbor PRPs are engaged in a confidential, non-binding private mediation process to achieve an allocation of responsibility for the costs of implementing the ROD among the responsible parties. If successful, the process will culminate in the parties developing a comprehensive settlement proposal to EPA based on the allocation. If accepted by EPA, the settlement will be memorialized in a judicial Consent Decree filed in the Oregon federal district court. The State is participating in this non-judicial allocation by and through DSL and ODOT. It is not possible to predict the relative share of cleanup costs that will be assigned to each agency through this confidential mediation or, should it fail, through litigation. It is also too early to predict when the mediation will conclude or whether it will result in a durable comprehensive settlement with EPA.
Separately, the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife, are asserting a CERCLA claim for natural resource damages (“NRD”) against all Portland Harbor PRPs, including ODOT and DSL. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities through this process.
The State has pursued claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for its eventual liabilities for cleanup costs and NRD. These claims are based on commercial general liability insurance policies that the State held between 1968 and 1972 and on insurance policies that listed DSL and ODOT as additional insureds. The State has executed a settlement agreement with several of its insurers regarding their obligation to pay for most of the State’s defense costs through 2024, but the insurers have reserved their rights to deny indemnity coverage.
Coordinated Care Organization
In February 2017, FamilyCare, Inc. (“FamilyCare”), a managed care organization that contracted with the Oregon Health Authority (“OHA”) to administer Medicaid benefits for approximately 125,000 Oregonians, filed a lawsuit challenging its 2017 contract rates. FamilyCare terminated its contract a year later in 2018, and the lawsuit continued. In 2018, FamilyCare amended its complaint to add a claim against former OHA Director, Lynne Saxton. After a lengthy stay due to several appeals and the COVID-19 pandemic, the federal district court set the case for trial beginning on April 25, 2022. On March 24, 2022, FamilyCare, OHA, and Saxton reached a preliminary settlement and notified the court the next day, which canceled the trial. Under the terms of the settlement, OHA will pay FamilyCare $22.5 million over four years. FamilyCare must use the settlement funds to support a medical school in Lebanon, Oregon, The parties expect to sign final settlement papers before the end of April and officially dismiss the litigation.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

APPENDIX F
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the State and has had a significant effect on the State’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of State and local revenues).  These circumstances may continue for an extended period of time.
Overview
Population Characteristics. Rhode Island experienced a population increase of 4.2 percent between the 2010 and 2020 Census. According to the U.S. Census Bureau’s 2020 Census resident population results, Rhode Island’s population growth between the 2010 Census and 2020 Census was stronger than previously estimated. The 2020 Census shows that Rhode Island’s resident population increased to 1,097,379 in 2020, compared to the previously estimated 2020 population of 1,057,125. The population of New England is estimated to have increased by 4.6 percent between the 2010 and 2020 Census, and the United States population is estimated to have increased by 7.3 percent for the same period.
Personal Income and Poverty. Rhode Island per capita real personal income rose above the national level in 2020 with Rhode Island real per capita personal income recorded as $54,731 vs. $53,734 for the U.S. In 2019, Rhode Island’s poverty rate was 1.3 percentage points less than that of the U.S. in 2019. Over the 2005 to 2019 period, Rhode Island’s average poverty rate was 11.5 percent versus the U.S. average poverty rate of 13.4 percent.
Employment. According to the U.S. Department of Labor’s Bureau of Labor Statistics, total Rhode Island nonfarm employment grew each year from 2011 through 2019, averaging annual growth of 1.0 percent during that time. In 2020, however, due in no small part to the onset of the COVID-19 pandemic, Rhode Island saw a sharp drop in non-farm employment of 8.8 percent.
Economic Base and Performance. Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services in the 2010 through 2020 period.
Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island economy benefits from a vigorous post-secondary education sector, which conferred over 19,000 degrees during the 2018-19 academic year. The Rhode Island population is well-educated with 34.8 percent of its residents over the age of 25 having at least a bachelor's degree in 2019 according to the U.S. Department of Commerce’s Census Bureau (American Community Survey 1-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 2001-2002 school year. For 2017-18 Rhode Island spent 34.7 percent more per pupil than the national average.
Population Characteristics
Between the 2010 Census and 2020 Census Rhode Island’s population increased by 4.2 percent, compared to a 4.6 percent increase for the New England region, and a 7.3 percent increase for the United States. Though New England population growth has lagged that of the United States overall, Rhode Island has generally experienced average annual growth rates even lower than New England benchmarks. The release of 2020 Census data reveals Rhode Island resident population growth was stronger than previously estimated since the 2010 Census. Rhode Island’s resident population increased to 1,097,379 in 2020, compared to the previously estimated 2020 population of 1,057,125, a difference of 40,254 or 3.8 percent. Rhode Island ’s population increased by 44,409 between the 2010 Census and 2020 Census, representing a compound annual growth rate of 0.4 percent. The compound annual growth rate in New England and nationally over the same time period is 0.5 percent and 0.7 percent, respectively.
Personal Income, Consumer Prices, and Poverty
Personal Income. Rhode Island’s per capita nominal personal income exceeded that of the United States every year from 2006 until 2018. In 2018, Rhode Island per capita nominal personal income was $54,337 relative to $54,581 for the United States. Rhode Island per capita nominal personal income fell short of the national average in 2019 as well at $56,246 compared to $56,474 nationally. In 2020, Rhode Island per capita nominal personal income rose above that of the United States, reaching $60,837 compared to $59,729 nationally. However, the strong increase in Rhode Island per capita personal income from 2019 to 2020 was likely due to higher transfer payments due to COVID-19 pandemic related stimulus payments and enhanced unemployment benefits.
The average annual percentage change in per capita real personal income growth for the 2006 to 2020 period in Rhode Island was 1.5 percent, which is less than the 1.6 percent average growth for New England and the 1.6 percent average growth for the United States during this period. In 2019, the Rhode Island per capita real personal income growth rate was 2.2 percent ahead of both New England and the U.S. Rhode Island per capita real personal income growth accelerated to a stimulus fueled rate of 6.6 percent in 2020, which exceeded the regional and national pace.
Average Annual Pay. Average annual pay has grown steadily in Rhode Island over the past fifteen years. Average annual pay is computed by dividing total annual payrolls of employees covered by unemployment insurance programs by the average monthly number of these employees. Although average annual pay has increased consistently for the last fifteen years, the ratio of pay levels in Rhode Island to the

United States fluctuated around 95.0 percent from 2009 through 2017, before dropping to 93.8 percent in 2018 and 92.8 in 2019.
Average annual pay saw strong national increases in 2020 as many lower wage workers in leisure, hospitality and other service-related jobs were laid off as a result of the COVID-19 pandemic. With fewer low wage workers, the resulting average annual pay increased. As the economy reopens and more of these workers return to the payrolls, average annual pay in Rhode Island and the United States will likely return to its previous trend. In 2020, Rhode Island’s average annual pay was $60,497, 10.2 percent higher than its 2019 level, and 94.5 percent of U.S. average annual pay.
Consumer Prices. From 2006 to 2020, the consumer price index value in the Northeast exceeded that for the United States. From 2006 to 2010, the consumer price inflation rate in the Northeast region exceeded that of the United States by an average of 0.2 percentage points. From 2011 to 2019, the percent change in consumer prices in the Northeast region was less than for the United States.
National consumer price inflation exceeded that of the Northeast region by an average of 0.2 percentage points in the years 2011 through 2019. In 2020, inflation in the northeast exceeded the national figure, with the rate 0.07 percentage points above the that of United States.
Poverty. Rhode Island’s poverty rate has been below the poverty rate for the United States from 2005 to 2019. The poverty rate is measured as the percentage of a region’s population that lives below the federal poverty level (“FPL”), as determined by the U.S. Census Bureau’s Current Population Survey. Between 2005 and 2019, the percentage of the Rhode Island population below the FPL has varied from a low of 8.9 percent in 2018 to a high of 14.0 percent in 2010. During the same period, the national poverty rate varied from a low of 10.5 percent in 2019 to a high of 15.1 percent in 2010. Over the 15-year period from 2005 to 2019, the poverty rate in Rhode Island fell 2.9 percentage points, compared to a 2.1 percentage point decline nationally. These official poverty statistics are not adjusted for regional differences in the cost of living.
Employment
Between 2006 and 2020, total nonfarm employment in Rhode Island decreased by 7.4 percent. The decline was mainly the result of the COVID-19 pandemic’s impact on 2020 total nonfarm employment. Rhode Island total nonfarm employment increased 1.6 percent between 2006 and 2019, reaching record level employment in 2019 before contracting sharply in 2020. Between 2006 and 2020, the sectors that experienced the largest overall decreases were Manufacturing; Construction, Natural Resources and Mining; and Leisure, Hospitality and Other Services, which decreased by 29.0 percent, 17.3 percent, and 13.0 percent, respectively. Nonfarm employment declined from 2007 to 2010 during the Great Recession before rebounding in 2011. Job growth slowly accelerated into 2014, when it reached its fastest pace during the period between 2006 to 2020, at 1.6 percent. Nonfarm employment growth continued through 2019, although at a gradually decreasing pace. After seven consecutive years of job growth averaging 1.1 percent, nonfarm employment in Rhode Island surpassed pre-Great Recession levels in 2017. Total non-farm employment of 459,500 in 2020 is 36,600 below the 2006 peak, and 44,600 below the record high reached in 2019.
Non-farm Employment by Industry. Total nonfarm employment decreased by 0.5 percent during this period, and the composition of total employment changed markedly. Employment in manufacturing; leisure, hospitality, and other services; government; trade, transportation and utilities; and educational and health care services declined by a combined 4.4 percent during this time exacerbated in part by the COVID-19 pandemic in 2020. Meanwhile, employment for all other sectors increased 12.2 percent. Construction, natural resources and mining sectors saw the largest gain during this period, expanding by 18.6 percent as the housing crisis that precipitated the Great Recession abated. Information, financial activities and business services also saw a significant increase, rising 11.1 percent between 2010 and 2020. The Rhode Island economy transformed further from a manufacturing-based economy to a service-based economy during the 2010 to 2020 period.
Manufacturing Employment. Like many industrial states, Rhode Island has seen a steady diminution of its manufacturing jobs base over the last decade. There was, however, a notable expansion of employment by Rhode Island manufacturing establishments in the 2013 through 2015 period, after which contraction in manufacturing jobs resumed. Total employment in the manufacturing sector declined between 2006 and 2020, falling by 29.0 percent. Consistent with the overall contraction in the national economy, the rate of decline in Rhode Island manufacturing employment accelerated to 12.7 percent in 2009. Manufacturing employment continued to decline in the years after 2009, although at a slower pace. Total manufacturing employment enjoyed a revival from 2013 to 2015, with 2015 employment 3.8 percent above 2012 levels. Growth in manufacturing employment peaked in 2014 at 2.3 percent. Non-durable goods manufacturing added jobs from 2013 to 2016 and did not return to declines until 2018. The resurgence in durable goods manufacturing, however, has continued in fits and starts, with jobs increasing in 2013 and 2014, and holding steady in 2015, before dipping in 2016. In 2017 and 2018 employment in durable goods production increased, nearing levels last seen in 2010, before succumbing to job declines jobs again in 2019 and 2020. In 2020, total manufacturing employment decreased by 6.3 percent driven by a sharp decrease in durable goods employment of 8.6 percent and a more modest decrease of 2.1 percent in non-durable goods employment.
The information, financial activities and business services sector, with 22.8 percent of the nonfarm work force is the largest employment sector in the Rhode Island economy, followed closely by educational and health services, with 21.8 percent; trade, transportation and utilities, with 15.5 percent; leisure, hospitality and other services, with 13.9 percent; government, with 13.8 percent; manufacturing, with 8.1 percent; and construction, natural resources and mining, with 4.2 percent. The COVID-19 pandemic strongly impacted the leisure, hospitality and other services sector in 2020, likely temporarily depressing its share of overall employment.
Unemployment. In 2020, the State’s unemployment rate was 9.4 percent, higher than national average by 1.3 percentage points and above the New England rate of 8.0 percent.  Rhode Island’s unemployment rate has been consistently above the regional average since the onset of the Great Recession, although the gap has narrowed significantly in recent years. Widespread unemployment rate increases are seen in 2020 as a result of the COVID-19 pandemic.
Unemployment Compensation Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide benefits for eligible individuals when they are unemployed through no fault of their own. Benefits are paid from the Rhode Island Unemployment Compensation Trust Fund and financed through employer contributions.
Economic Base and Performance
From 2010 to 2020, growth in Rhode Island Gross Domestic Product (“GDP”) was less than growth in United States GDP except in 2015. Rhode Island GDP grew at a rate of 4.2 percent in 2015, which was greater than the 4.1 percent GDP growth in the United State, but still less than 5.6 percent GDP growth in New England. In 2020, GDP fell across the board as a result of the COVID-19 pandemic induced recession. Rhode Island experienced a larger decline in GDP in GDP than that experienced regionally and nationally.

Finance, Insurance and Real Estate (“FIRE”). This is the largest sector of Rhode Island’s economy in terms of total contribution to GDP. FIRE contributed 24.6 percent of GDP in 2020. In 2020, FIRE accounted for $14.82 billion of the $60.10 billion total GDP. For the period 2010 to 2020 this sector expanded 22.6 percent.
Construction and Manufacturing. In 2019, the construction and manufacturing sector was the fifth largest sector of Rhode Island’s economy at $7.6 billion, or 12.3 percent of GDP. This sector increased by 26.3 percent from the 2010 level.
Government. At 14.1 percent of total state GDP in 2020, the government sector has grown at an average annual growth rate of 1.8 percent since 2010. Yet, due to the gains in other sectors, particularly FIRE, government contributes 0.4 percentage points less as a percentage of GDP in 2020 than it did in 2010. In 2010, the government sector, contributed $7.18 billion to the total GDP and accounted for 14.5 percent of GDP. In 2020, the government sector contributed $8.48 billion to the total GDP.
Services. Services consist of professional and technical services, management services, administrative and waste services, educational services, health care and social assistance, as well as other non-government services. Services have remained an important sector for the Rhode Island economy, accounting for 26.0 percent of state GDP in 2020. From 2010 to 2020, services have grown 26.7 percent, indicating the continuing shift from Rhode Island’s traditional role as a manufacturing-based economy to that of a service-based economy.
International Trade and the Rhode Island Economy
Rhode Island products are exported throughout the United States and the world. The total value of all international shipments from Rhode Island in 2016 was $2.28 billion. This represented 4.0 percent of the 2016 Rhode Island GDP of $57.5 billion. In 2017, Rhode Island’s exports increased to $2.39 billion, an increase of 5.0 percent when compared to 2016 levels. For 2018, Rhode Island’s exports were valued at $2.41 billion or 4.0 percent of GDP. The year-over-year increase in Rhode Island exports was 0.6 percent in 2018. In 2019, Rhode Island’s exports increased to $2.68 billion, which represents a 11.2 percent increase compared to 2018. In 2020, Rhode Island total exports decreased to $2.36 billion, which is equivalent to a 11.9 percent year-over-year decline. Total exports represented 3.9 percent of 2020 Rhode Island GDP. The COVID-19 pandemic likely played a significant role in the decrease in Rhode Island total exports in 2020.
In 2020, the most important exports were waste and scrap, 25.7 percent; chemicals, which generally includes pharmaceuticals, 22.8 percent; miscellaneous manufactured commodities, 12.6 percent; primary metal manufacturing, 7.6 percent; computers and electronic products, 6.0 percent; electrical equipment, appliances and component, 4.3 percent; machinery, except electrical, 3.6 percent; and all other exports, 17.4 percent.
Housing
Authorized housing permits in Rhode Island decreased from 2006 until 2012, when there was an increase of 5.0 percent. In the same year, the number of housing permits authorized increased by 33.7 percent in New England and 32.9 percent in the United States, representing the highest growth rates seen in the period of 2006 through 2020 for both regions. The number of total housing permits authorized in 2013 increased for Rhode Island, New England, and the United States by 13.5 percent, 20.3 percent, and 19.4 percent, respectively. In 2014, authorized housing permits increased by 4.7 percent in Rhode Island, 0.8 percent in New England, and 6.2 percent in the United States. In 2015, authorized housing permits fell by 2.8 percent in Rhode Island, while increasing in both New England and the U.S. In 2016, the change in the number of housing permits in Rhode Island differed from regional and national trends once again with an increase in number of permits authorized of 15.9 percent, while permits authorized fell by 10.8 percent in New England and grew modestly at 2.0 percent in the United States. In 2017, all regions had positive growth rates in the number of authorized housing permits. In 2018, the number of housing permits in Rhode Island increased by 2.5 percent, lower than the 3.6 percent increase in the United States, while the number of permits authorized fell by 8.6 percent in New England. Housing permit authorization weakened again in 2019, declining 4.5 percent in Rhode Island, while rising 1.3 percent in New England and 4.3 percent in the United States. Finally, 2020 was a strong year for housing in New England generally and Rhode Island specifically, with the number of housing permits authorized rising 13.1 percent in New England and 14.1 percent in Rhode Island, compared to 6.1 percent nationally.
From 2006 to 2020, the Rhode Island home price index stayed above the U.S. home price index but has declined in nominal percent terms. In 2020, the ratio of the Rhode Island home price index to the U.S. home price index stood at 133.1 percent, compared to 161.3 percent in 2006.
Military Contracts
According to usaspending.gov, the United States transparency portal on federal government spending, in 2006, military contracts awarded to companies located in the State of Rhode Island by the Department of Defense (“DOD”) was $458 million. In 2007, defense contract awards to Rhode Island firms eclipsed $500 million for the first time, reaching $594 million, and remained above $600 million each year thereafter until 2015 when awards dipped slightly below the $600 million mark. The decline in the value of DOD contracts awarded in 2015, was followed by a slight rebound to $640 million in 2016, and another decline to $524 million in 2017. Since 2018, the total military contracts awarded to Rhode Island companies has held steadily above $600 million, reaching $678 million in 2020.
Rhode Island’s DOD contract awards as a percentage of total U.S. contract awards rose incrementally from 2006 through 2014, and reached a peak of 0.32 percent in 2014 but has fallen to 0.17 percent in 2020. Since 2006, Rhode Island’s share of New England DOD contract awards has increased from 2.27 percent to a peak of 3.15 percent of such awards in 2014. In 2015 and 2016, the percentage of Rhode Island awards as a share of New England fell to 2.38 percent and 2.34 percent, respectively. Rhode Island’s share of total awards in the region fell further to 1.93 percent in 2017, 1.92 percent in 2018, 1.61 in 2019 and 1.54 percent in 2020.
Human Resources
Public Elementary and Secondary Education.
The availability of a skilled and well-educated population is an important resource for Rhode Island. Rhode Island’s financial commitment to education compares favorably with the United States. Although spending on education is not necessarily an indication of results, it is important to note that Rhode Island spends more per pupil on elementary and secondary education than the national average. In fact, per pupil spending in Rhode Island has been significantly higher than the national average for more than two decades, however Rhode Island’s dominance in educational spending has waned somewhat in recent years. The ratio of Rhode Island spending to the national average has varied from a high of 145.2 percent in 2011-12 to a low of 134.7 percent in the 2017-2018 school year. During the 2013-2014 academic year Rhode Island spent 41.3 percent more on public elementary and secondary education than the United States average. For the 2015-2016 academic year Rhode Island spent 37.4 percent more on public elementary and secondary education than the national average. During the 2016-2017 academic year Rhode Island spent 36.9 percent more on public elementary and secondary education than the United States average. In the 2017-2018 academic year, the most recent year for which data are available, Rhode Island spent $18,256 per pupil,

$4,706 more than the per pupil national average of $13,550, and 1.8 percent more than the State spent in the 2016-2017 academic year.
For the academic year 2017-2018, Rhode Island per pupil expenditures were the eighth highest in the nation and fourth highest in New England, trailing Vermont, Connecticut, and Massachusetts.
Public and Private Post-Secondary Education. Growth in educational attainment for Rhode Islanders is important for productivity gains along with ensuring the trend towards a more educated labor force. During the time period between the 2004-2005 and 2018-2019 academic years, Rhode Island experienced growth in the number of college degrees conferred in each year except 2009-2010 and 2018-2019. The 2009-2010 academic year corresponds to a year when the U.S. economy was in recession, which likely impacted out-of-state enrollment at Rhode Island’s colleges and universities. By contrast, the 2018-2019 academic year corresponds to a year when the U.S. economy was approaching full employment and wages were rising, which may have affected some student’s decision to pursue higher education. Over this 15- year period, the average rate of growth in degrees conferred by Rhode Island institutions of higher education was 1.6 percent. This compares to an average rate of growth in degrees conferred by U.S. colleges and universities of 2.6 percent for the same period, a difference of one percentage point.
Rhode Island’s growth rate in degrees conferred exceeded that of the United States for 10 of the 15 academic years for which data are available.
According to the U.S. Department of Education’s National Center for Education Statistics, in fall 2019 the total enrollment of part-time and full-time students in Rhode Island institutions of higher education was 80,077, a decrease of 0.8 percent from fall 2018. After 2010, fall enrollment in Rhode Island has fallen seven out of the ten years. This is in line with the trend seen at the national level, which has recorded declines in fall enrolment since 2012. Prior to fall 2011, total fall enrollment at Rhode Island colleges and universities had increased each year.
Despite the lack of growth in degrees conferred in recent years, Rhode Island’s degree-holding population has increased since 2015. From 2015 to 2019, Rhode Island’s population age 25 or older holding at least a bachelor’s degree increased 2.1 percentage points to 34.8 percent of the total population. Comparing 2019 to 2018, Rhode Island saw a 0.4 percentage point increase in the share of residents that hold a bachelor’s degree or higher, while New England saw an increase in the share of bachelor’s degree or higher degree holders of 0.6 percentage points. The United States also saw a modest rise in the share of residents with at least bachelor’s degrees from 2018 to 2019.
Economy
November 2021 Revenue Estimating Conference
The November 2021 Revenue Estimating Conference (“REC”) adopted the economic forecast for both calendar and fiscal years 2021 to 2027 and issued revised estimates for FY 2022 and first estimates for FY 2023 revenues. Based on collection trends through October 2021 and the revised economic forecast, the Conference increased the FY 2022 estimates by $273.6 million from the FY 2022 May REC estimate of $4,410.7 million to $4,684.3 million.
The REC estimated FY 2023 revenues at $4,583.2 million, which is $101.1 million less than the FY 2022 revised estimate and does not include the hospital licensing fee (as revenue estimates may only be based on current law and the hospital licensing fee is enacted annually through the budget process). The fee amounts to $170.2 million in revenue in FY 2022.

IHS Markit economists focused on the United States economy. IHS Markit economists detailed the federal policy assumptions built into the forecast. IHS Markit economists then focused on three main areas of the economy: consumer spending, the labor forecast, and inflation.
The IHS Markit forecast included current law federal stimulus, most notably the American Rescue Plan Act (ARPA). It also included the Infrastructure Investment and Jobs Act (IIJA), which had not yet passed Congress when IHS Markit testified but was subsequently approved on November 5th. IHS Markit economists discussed that direct federal stimulus (mostly in the ARPA legislation) would tail off significantly in the fourth quarter of calendar year 2021, and that IIJA has a more gradual stimulative effect that begins in CY 2023. IHS Markit also assumes the Federal Reserve begins to raise rates in March 2023 in response to inflation.
IHS Markit economists discussed several competing trends in consumer spending. Personal income has fallen sharply in recent quarters due to the lack of federal stimulus, although the enhanced Child Tax Credit authorized in the American Rescue Plan Act does factor into personal income for CY 2021. Households are sitting on a tremendous amount of wealth given that much of those stimulus checks were saved. Nationally, household net wealth jumped 24 percent during the pandemic. Consumer borrowing has room to grow given that many people paid off nonrevolving credit (most notably credit card balances). Much of that spending has been channeled into the purchasing of goods because of the hesitancy of consumers regarding in-person services. The traditional split between goods and services spending is expected to take several years to reassert itself. This consumer spending is set against the backdrop of supply chain constraints which has led companies to drain their inventories.
IHS Markit economists discussed the state of the national labor market. Employment is 5 million jobs below the pre-pandemic peak, and much of this is due to a diminished labor force (3 million below the pre-pandemic peak). IHS Markit economists noted that the unemployment rate, which was 4.8 percent nationally in September, would be 6.5 percent if the labor force was at pre-pandemic levels. This diminished labor force has many causes: the spike in household wealth has allowed some people to wait for better opportunities, retire early, or convert from a two-earner household to a one-earner household; layoffs and supply chain issues have caused mismatches between job openings and job seekers; and lingering COVID-19 fear makes some people hesitant to return to work.
IHS Markit economists also discussed inflation. IHS Markit economists pointed to several notable examples of price increases, such as gasoline, energy, and cars. Price inflation of goods has been driving overall inflation but is expected to slow in CY 2023 as the demand for services begins to drive up prices in that sector. Inflation, which is running around four percent, is forecasted to fall to two percent around the middle of CY 2023.
IHS Markit economists discussed the Rhode Island economy, and focused mainly on the state employment picture. IHS Markit economists noted that employment growth picked up in June 2021 and surged in July 2021 before decelerating to a more modest pace. This corresponds to the end of most state COVID-19 restrictions in May 2021, although the July hiring surge and subsequent slowdown was seen across the nation. Rhode Island has regained around 75 percent of jobs lost during the pandemic, with the largest gains seen in the hardest-hit sectors (accommodation and food services, healthcare, and retail trade). The unemployment rate in September 2021 was 5.2 percent, down from a peak of 17.4 percent in April 2020.
IHS Markit economists pointed out that Rhode Island’s jobs deficit (the percent change between February 2020 and September 2021 employment) is 5.3 percent, higher than the 4.0 percent national average. The northeastern states have high jobs deficits compared to the rest of the country. Rhode Island has managed to bounce back from those pandemic losses robustly: average annualized monthly growth of

6.6 percent was the fastest in New England (Massachusetts ranked second at 6.4 percent) and outpaced national growth of 4.8 percent.
The IHS Markit Rhode Island forecast projects that employment growth will proceed at a steady, yet decelerating pace over time as the recovery continues. The forecast assumes the unemployment rate will fall from 5.6 percent in the first quarter of FY 2022 to 3.8 percent by the end of FY 2023. Job gains will again be dominated by industries hard hit by the pandemic. Other sectors that are expected to see gains are administrative support services and professional, scientific, and technical services. Employment is expected to surpass the pre-COVID-19 peak in early FY 2024. Other measures of the economy are expected to bounce back more quickly: real gross state product is forecasted to surpass the pre-COVID-19 peak around the middle of FY 2022.
IHS Markit economists discussed other aspects of the state’s economy. Personal income in the state saw large boosts due to federal stimulus in the second quarter of CY 2020 and first quarter of CY 2021, and the negative growth rates in the IHS Markit forecast are due to the end of these transfer payments.
Home price appreciation has been rapidly growing in CY 2021, although new housing starts have lagged but are just starting to tick up. The 2020 Census resulted in 40,000 more residents for Rhode Island than the most recent Census Bureau estimates, and the IHS Markit forecast has incorporated this population data.
IHS Markit economists discussed the trajectory of the pandemic recession and recovery. She reiterated that Rhode Island has regained 75 percent of the jobs lost during the pandemic, with nearly 57 percent of those job gains occurring in the sectors that were most negatively impacted by the social distancing orders. IHS Markit economists noted that low-wage industries were hit especially hard by COVID-19 and accounted for 52 percent of the jobs lost despite only making up 26 percent of total jobs in the state. Low- and mid-wage industries have fared about the same during the recovery, recovering 74.6 and 72.2 percent of jobs lost respectively. High-wage industries have fared better, regaining 82.2 percent of jobs lost.
IHS Markit economists compared the Rhode Island unemployment picture with other states. The September 2021 unemployment rate of 5.2 percent was nineteenth highest in the nation (tied with Massachusetts). Across the country, unemployment rates ranged from a high of 7.5 percent in California and Nevada to a low of 2.0 percent in Nebraska. Connecticut (6.8 percent) had the highest rate in New England followed by Rhode Island and Massachusetts (both at 5.2 percent), Maine (4.8 percent), and New Hampshire and Vermont (both at 2.9 percent).
IHS Markit economists also discussed the state’s labor force. The Rhode Island labor force totaled 534,700 in August 2021. This is an increase from the low ebb of the pandemic-era, which occurred in June 2020 with a labor force of 513,000. The month prior to the pandemic (February 2020) the Rhode Island labor force was 562,000, indicating that like the national data presented by IHS Markit the Rhode Island labor force is significantly diminished from its pre-pandemic highs.
IHS Markit economists discussed unemployment insurance benefits. IHS Markit economists described the various state and federal unemployment insurance programs that were in place during the pandemic. In total, unemployed Rhode Island workers received over $3.9 billion in state and federal unemployment insurance benefits, $2.4 billion in CY 2020 and $1.5 billion in CY 2021. Surprisingly, despite the high levels of unemployment during the pandemic, total wages paid in Rhode Island increased by 0.8 percent between CY 2019 and CY 2020. IHS Markit economists noted that over the first half of CY 2021 total wages had increased by 5.1 percent compared to the prior year.

IHS Markit economists previewed of state’s annual benchmark revisions to the employment data. This data indicates that current estimates under-stated employment by an average of 7,800 jobs for the first six months of 2021. Based on current data and anticipated benchmark revisions IHS Markit estimates the number of jobs in 2021 will average approximately 482,000.
Revenues
Taxes. Revenues from taxes in FY 2022 are estimated to increase 3.9 percent from the prior year. Total estimated tax revenues for FY 2022 of $3,845.8 million are $259.8 million, 7.2 percent, more than the FY 2022 enacted estimate of $3,586.0 million. FY 2023 total estimated taxes are $3,917.2 million, representing growth of 1.9 percent or $71.4 million over the revised FY 2022 consensus estimates.
Personal Income Tax. The personal income tax estimates of $1,656.6 million for FY 2022 and $1,704.1 million for FY 2023 represent annual growth rates of 2.5 percent and 2.9 percent, respectively. The FY 2022 revised estimate is $107.2 million more than previously estimated. Employment gains are predicted to boost growth in paycheck withholding, although the reduction in taxable unemployment benefits is expected to temper this growth in FY 2022. The estimates for personal income tax do factor in the state’s elective pass-through entity tax, which was enacted in the FY 2020 budget. The estimates assume $120 million of pass-through entity payments are collected in both FY 2022 and FY 2023. The estimate further assumes that around $21 million of these payments are duplicative with other personal income tax payments they are intended to replace and will result in a refunds payable, a lower incidence from prior years.
Business Taxes. The conferees estimate total business taxes of $518.4 million in FY 2022 and $510.5 million in FY 2023. The adopted FY 2022 estimate represents an increase to FY 2021 preliminary collections of 3.4 percent and is $31.2 million more than assumed in the enacted FY 2022 budget. FY 2023 is 1.5 percent below the FY 2022 revised estimate, which is partially accounted for by the fact that the enacted budget proposal to tax forgiven Paycheck Protection Program (PPP) loans above $250,000 is a one-time revenue increase in FY 2022. In addition, the conferees discussed the other impact of the PPP program: the revenue reduction from the ability of taxpayers to deduct expenses paid for using PPP loans. The impact was initially factored into the FY 2021 revenue estimates, but the conferees assumed the impact might be delayed and spread over several future fiscal years.
Sales and Use Taxes. Sales tax, the bulk of the consumption taxes, is estimated at $1,432.0 million for FY 2022 and $1,462.0 million for FY 2023. The FY 2022 estimate increased by $126.8 million from the enacted budget due to strong consumer spending that occurred in FY 2021 and has continued into FY 2022. The FY 2023 consensus estimate represents 2.1 percent growth over the FY 2022 revised estimate. The modest growth rate reflects an expected shift away from taxable goods spending and toward services spending in FY 2023.
Excise Taxes Other Than Sales and Use Taxes. The conferees estimate $178.0 million for FY 2022 and $173.2 million for FY 2023 from excise taxes other than sales and use taxes. These taxes include motor vehicle license and registration fees, cigarettes taxes, and alcohol taxes. The FY 2022 revised estimate is $4.6 million, or 2.5 percent, below the prior year, and $1.4 million less than the enacted estimate. The negative growth rate in FY 2022 and further negative growth in FY 2023 of 2.7 percent is mostly explained by the long-term decline in cigarette consumption.
Other Taxes. The estate and transfer, racing and athletics, and realty transfer taxes are estimated to produce $60.8 million in FY 2022 and $67.4 million in FY 2023. The FY 2022 revised estimate is $0.4 million less than the previous year, with housing market-fueled growth in realty transfer taxes offsetting lower estate and transfer tax collections. The FY 2023 estimate for total other taxes is $6.6 million more than the FY 2022 revised estimate.

Departmental Receipts. The conferees adopted estimates of $419.2 million for FY 2022 and $252.4 million for FY 2023 for these sources that include licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues.  The FY 2023 estimate is $166.8 million less than the revised FY 2022 estimate, primarily because the hospital licensing fee has not yet been adopted in FY 2023. Excluding the hospital licensing fee, FY 2023 departmental receipts are projected to be $3.4 million above the revised FY 2022 estimate.
Lottery Transfer. The lottery transfer is estimated to produce general revenue of $393.3 million in FY 2022, with $294.1 million generated from the video lottery terminals installed at Lincoln and Tiverton facilities, $67.2 million derived from combined games, which includes PowerBall, Mega Millions, scratch tickets, and Keno, $13.0 million in net revenues received from the table games, and $19.0 million from sports betting. The FY 2022 revised estimate is $94.9 million above the FY 2021 transfer due to the lifting of most pandemic restrictions at the state’s casinos during all of FY 2022. The FY 2022 and FY 2023 estimates include the impact of sports betting in Connecticut, which began in October 2021. According to a study commissioned by the Department of Revenue (DOR), Connecticut sports betting is expected to negatively impact on-site sports betting most acutely, especially in Lincoln. The estimated transfer is $391.1 million for FY 2023, with $290.0 million derived from video lottery terminals, $68.7 million from combined games, $13.4 million from the table games and $19.0 million from sports betting. The consensus estimates utilized growth rates projected in the DOR gaming study.
Other Sources. Other source revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $26.0 million in FY 2022 and $22.5 million in FY 2023.
State Government Organization
General Information
The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments. Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.
Legislative Branch
The legislative power of the government of the State of Rhode Island (the “State”) is vested in the General Assembly, which consists of a 38-member Senate and a 75-member House of Representatives. The Rhode Island Constitution provides that the Senate and the House of Representatives shall be constituted based on population and the senatorial and representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits. The General Assembly meets annually beginning on the first Tuesday in January. The concurrence of the two houses of the General Assembly is necessary for the enactment of laws.
Executive Branch
The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each is elected to four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. The Governor does not have any power of line-item veto.
The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer. The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction. The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents. The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State. All general State Officers are limited to serving two four-year terms in office.
Judicial Branch
The judicial power of the State is vested in the Supreme Court of Rhode Island (the “Supreme Court”) and such lower courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family Court, a District Court, a Workers’ Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.
Independent Authorities, Agencies and Public Corporations
The General Assembly from time to time has authorized the creation of certain independent authorities, agencies, commissions, public or quasi-public corporations, and fire districts and other special districts to carry out specific governmental functions, herein generally referred to as “public corporations.” In certain cases, bonds and other debt obligations issued by these entities are supported by State general fund appropriations, State guarantees or a moral obligation of the State to seek appropriations for debt service. In other cases, such entities, although empowered to issue bonds, may not pledge the financial support of the State and, therefore, these bonds are not general, legal or moral obligations.
I-195 Redevelopment District Commission. The I-195 Redevelopment Act of 2011, Chapter 64 of Title 42 of the RIGL, created the I-195 Redevelopment District Commission (the “I-195 Commission”) as a subsidiary of the Rhode Island Commerce Corporation (“Commerce RI”) and authorized the I-195 Commission to purchase I-195 surplus land from the Rhode Island Department of Transportation (“RIDOT”). The seven member I-195 Commission is authorized to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties.
Narragansett Bay Commission. The Narragansett Bay Commission (“NBC”) was created in 1980 pursuant to Chapter 25 of Title 46 of the RIGL. NBC is authorized to acquire, operate and upgrade the metropolitan Providence wastewater collection and treatment facilities including through the issuance of revenue bonds and notes. Obligations of NBC are payable solely from the revenues or assets of NBC.
Rhode Island Commerce Corporation. Commerce RI is a public corporation and political subdivision of the State and is the official economic development organization for the State. Commerce RI is governed by Chapter 64, Title 42 of the RIGL. The board is composed of thirteen (13) members, with the Governor serving as Chair. Commerce RI oversees the development and implementation of many State-level economic development initiatives. Certain activities are carried out through subsidiary corporations, including the Quonset Development Corporation which operates the Quonset Point/Davisville Industrial Park and the Rhode Island Airport Corporation which operates the State’s airports.
Rhode Island Convention Center Authority. The Rhode Island Convention Center Authority (“RICCA”) was created in 1987, under Chapter 99, Title 42 of the RIGL for the purpose of acquiring, constructing, managing and operating a convention center and related facilities.
Rhode Island Health and Educational Building Corporation. The Rhode Island Health and Educational Building Corporation (“RIHEBC”) was created under Chapter 38.1, Title 45 of the RIGL to assist public and private colleges, universities, schools and educational institutions in the State with the financing of educational facilities, and to assist public and private hospitals and healthcare facilities in the State with the financing of health care facilities. The FY 2016 Appropriations Act created the School Building Authority under the Department of Elementary and Secondary Education, and designated RIHEBC as responsible for the financial management of the authority’s funds and the administration of loans and grants to school districts for school construction projects.
Rhode Island Division of Higher Education Assistance. The Rhode Island Division of Higher Education Assistance (“RIDHEA”) was created pursuant to Chapter 57, Title 16 of the RIGL for the purpose of guaranteeing eligible loans to students and parents of students attending eligible institutions and of administering other programs of post-secondary student financial assistance as assigned by law (e.g. Rhode Island State Scholarship/Grant Program and College Bound.fund®, Rhode Island’s IRS Section 529 college savings program). RIDHEA was created in 2015 to replace the Rhode Island Higher Education Assistance Authority and assume its powers and obligations, with some functions transferred to the General Treasurer’s Office. Guarantees made by RIDHEA are payable solely from the revenues and assets of RIDHEA.
Rhode Island Housing and Mortgage Finance Corporation. The Rhode Island Housing and Mortgage Finance Corporation (“RI Housing”) is a public corporation and instrumentality of the State created in 1973 under Chapter 55, Title 42 of the RIGL to assist in the construction and financing of low and moderate income housing and health care facilities in the State.
Rhode Island Industrial Facilities Corporation. The Rhode Island Industrial Facilities Corporation (“RIIFC”) was established under Chapter 37.1, Title 45 of the RIGL to finance the following types of projects: (a) manufacturing, warehousing, or other industrial or commercial purposes, pollution abatement or control; (b) railroad rolling stock and vehicles for the transportation of freight; (c) marine craft and machinery, equipment and gear used in the fishing industry; (d) machinery and equipment of any marine craft for research or other uses which are an integral part of a land-based industrial concern; (e) existing building, machinery and equipment for projects which qualify for a loan guarantee through RII-RBA; and (f) “recreational project” under the loan guarantee program of RII-RBA.
Rhode Island Industrial-Recreational Building Authority. The Rhode Island Industrial-Recreational Building Authority (“RII-RBA”) was created in 1958, pursuant to legislation under Chapter 34, Title 42 of the RIGL and subsequent voter referendum to merge the Recreational Building Authority and the Industrial Building Authority. The RII-RBA is a body authorized to insure eligible mortgages for facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations.
Rhode Island Infrastructure Bank. Pursuant to Chapter 12.2 of Title 46 of the RIGL, the Rhode Island Infrastructure Bank (“RIIB”) was created to assist local government units and other eligible borrowers in financing water pollution control facility capital improvements, drinking water capital improvements, municipal road and bridge projects, energy efficiency and renewable energy projects, brownfield remediation projects, and other projects for which the RIIB is authorized to provide financial assistance.
Rhode Island Public Rail Corporation. The Rhode Island Public Rail Corporation (the “Public Rail Corporation”) was established in 1982 pursuant to Chapter 64.2 of Title 42 of the RIGL for the purpose of enhancing and preserving the viability of commuter transit and railroad freight operations in the State.
Rhode Island Public Transit Authority. The Rhode Island Public Transit Authority (“RIPTA”) was created under Chapter 18, Title 39 of the RIGL in 1964 in response to the continuing financial difficulties being experienced by private bus transportation companies in the State resulting in the disruption of service. RIPTA has expanded its operations statewide and at fiscal year ended June 30, 2021 operated a fleet of approximately 240 buses and 111 vans carrying approximately 13.5 million passengers annually.
Rhode Island Resource Recovery Corporation. The Rhode Island Resource Recovery Corporation (“RIRRC”), was established in 1974 under Chapter 19, Title 23 of the RIGL. RIRRC is responsible for managing Rhode Island’s solid waste and recyclables. RIRRC’s mission is to seek the best mix of public and private processing, recycling and disposal systems, programs and facilities for both commercial and municipal waste to meet Rhode Island’s needs.
Rhode Island Student Loan Authority. The Rhode Island Student Loan Authority (“RISLA”) was created in 1981 under Chapter 62, Title 16 of the RIGL, for the purpose of increasing the supply of loans made to students and their families to finance the cost of obtaining a post-secondary education. Obligations of RISLA are payable solely from the revenues or assets of RISLA.
Rhode Island Turnpike and Bridge Authority. Created in 1954 pursuant to Chapter 12, Title 24 of the RIGL, the Rhode Island Turnpike and Bridge Authority (“RITBA”) was established to construct, acquire, maintain and operate certain bridges and transportation facilities in the State. RITBA issues bonds to finance the renovation, repair, and improvement of certain bridges and other facilities for which it is responsible pursuant to State law.
Tobacco Settlement Financing Corporation. The Tobacco Settlement Financing Corporation (“TSFC”) was created in 2002 to finance the acquisition from the State of the State’s rights in the moneys due under (i) the Master Settlement Agreement, dated November 23, 1998, among the attorneys general of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Territory of the Northern Marianas and Philip Morris Incorporated, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation and Lorillard Tobacco Company (the “MSA”) and (ii) the Consent Decree and Final Judgment of the Rhode Island Superior Court for Providence County dated December 17, 1998, as amended or modified, in the class action styled State of Rhode Island v. American Tobacco, Inc., et al., including the rights of the State to receive the moneys due to it thereunder (the “Tobacco Receipts”). TSFC Bonds are secured solely by and are payable solely from the Tobacco Receipts sold to TSFC and other monies of TSFC.
Local Government
There are thirty-nine (39) cities and towns in Rhode Island that exercise the functions of local general government. Although there are five (5) counties in Rhode Island, there is no county governmental structure in the State. Local executive power is generally placed in a mayor, or administrator/manager form of government, and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters through the adoption of a “home rule” charter, but the power of municipalities to levy, assess and collect taxes, or borrow money, is specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the

General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any municipality that has adopted a “home rule” charter, to general laws that are applicable to all municipalities and do not affect the form of government. For example, Section 44-35-10 of the RIGL requires every city and town to adopt a balanced budget for each fiscal year. Except when exercising its reserved powers, the General Assembly can adopt special legislation that affects the property, affairs or government of a particular home rule charter municipality, only if such legislative action is approved by a majority of the voters of the affected municipality. Local governments rely principally upon real property and tangible personal property taxes, automobile excise taxes, and State aid for provision of revenue.
Governmental Funds -Major Funds
General Fund. This is the State’s primary operating fund. It accounts for all financial resources of the general government except those required to be accounted for in another fund.
Intermodal Surface Transportation Fund. This fund accounts for the collection of the gasoline tax, federal grants, bond proceeds, toll revenues, Rhode Island Capital Plan Fund transfers, and certain motor vehicle registration and licensing surcharges that are used in the maintenance, upgrading, and construction of the State highway system. It also accounts for the proceeds from the Grant Anticipation Revenue Vehicle (“GARVEE”) bonds, the RI Motor Fuel Tax Revenue Bonds, the I-195 Commission bonds and related expenditures.
Governmental Funds – Non-Major Funds
RI Temporary Disability Insurance Fund. This fund accounts for the employee taxes on wages that are levied to pay benefits to covered employees who are out of work for an extended period due to a non-job-related illness or to care for an ill family member.
RI Capital Plan Fund. This fund accounts for the portion of the payment into the budget reserve account that causes the balance in the budget reserve account to be in excess of the legal requirement and proceeds as designated by statute. The fund is to be used solely for funding capital projects.
Proprietary Funds - Major Funds
Rhode Island Lottery. The Rhode Island Lottery, a division of the Department of Revenue (“DOR”), operates games of chance for the purpose of generating resources for the State’s General Fund.
Employment Security Fund. This fund accounts for the State’s unemployment compensation program. Revenues consist of taxes assessed on employers to pay benefits to qualified unemployed persons. Funds are also provided by the federal government, interest income, and loans from the Federal Unemployment Trust Fund.
Fiduciary Funds
Transactions related to assets held by the State in a trustee or agency capacity are accounted for in Fiduciary Funds. The State’s Pension and OPEB Funds are included in this category.
Budget Procedures
The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State

Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the RIGL, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.
According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.
The budget as proposed by the Governor is considered by the General Assembly. Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.
The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.
The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference (“REC”), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.
In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.
The State has a Budget Reserve and Cash Stabilization Account (the “Cash Stabilization Account”) which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues and is included in the General Fund of the State. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Cash

Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.
The balance of the Cash Stabilization Account at the end of FY 2021 was $228.3 million according to preliminary unaudited closing statements of the State Controller issued on September 1, 2021. The projected Cash Stabilization Account balance at the end of FY 2022 is estimated to be $234.6 million according to the FY 2022 Enacted Budget.
Financial Controls
Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in amounts greater than appropriated, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would quantifiably affect State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR’s Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.
The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year-end balance.
The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State Treasury. In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.
The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.
The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State Treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.
The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.
Information Technology Security and Cybersecurity
The State, like many other large public and private entities, relies upon a large and complex technology environment to conduct its operations, and faces multiple cybersecurity threats including, but not limited to, hacking, phishing, viruses, malware and other attacks on its computing and other digital networks and systems (collectively, the “Systems Technology”). As a recipient and provider of personal, private, or sensitive information, the State may be the target of cybersecurity incidents that could result in adverse consequences to its Systems Technology, requiring a response action to mitigate the consequences. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to disrupt or gain access to the State’s Systems Technology for the purposes of misappropriating assets or information or causing operational disruption and damage.
To mitigate the risk of impact to State operations and damage from cybersecurity incidents or cyber-attacks, the State follows the National Institute of Standards & Technology cyber security framework and invests in a cybersecurity defense in-depth program to implement the appropriate level of security controls for State data and Systems Technology. This defense program, developed by the State’s Chief Information Officer and Chief Information Security Officer, addresses the people, processes, and technologies associated with the protection of State systems. While State cybersecurity, technical, administrative, and operational safeguards are regularly assessed for effectiveness, no assurances can be given by the State that such measures will completely mitigate the risk of cybersecurity threats and attacks. Cybersecurity incidents could potentially damage the State’s Systems Technology and cause a disruption to the State’s finances or operations. Furthermore, cybersecurity breaches of sensitive data could expose the State to litigation and other legal and financial risks. The costs to remedy any such damage or protect against similar future attacks, as well as any attendant litigation costs, are currently unknown and could be substantial.
Climate Change in Rhode Island
Numerous scientific studies on global climate change show that, among other effects on the global ecosystem, sea levels will rise, extreme temperatures will become more common and extreme weather events will become more frequent as a result of increasing global temperatures. Rhode Island is beginning to experience such extreme events and conditions are expected to increasingly disrupt and damage critical infrastructure and property as well as regional economies and industries that depend on natural resources and favorable climate conditions. Disruptions caused by extreme weather events include more frequent and longer-lasting power outages, fuel shortages and service disruptions. Coastal public infrastructure is threatened by the continued increase in the frequency and extent of high tide flooding due to sea level rise. Similarly, inland infrastructure, including roads, bridges, pipelines and wastewater facilities, is threatened by increases in the severity and frequency of heavy precipitation events.
For Rhode Island in particular, near-coastal areas (which contain land at or near sea level) are at risk of substantial flood damage over time, affecting private development and public infrastructure. As a result, residents, businesses and governmental operations within these areas could be adversely affected and possibly displaced, with an attendant negative impact on economic activity and State revenues. In addition, governmental entities, including the State, would need to adapt to the effects of climate change at substantial costs that are unknown at this time.

The total impact on the State’s operations, economy, or financial condition from future environmental risks or natural disasters is currently unknown. Nevertheless, recognizing its status as a coastal state vulnerable to the effects of climate change, Rhode Island has taken several actions in recent years to mitigate these types of risks. Rhode Island was a founding member of the Regional Greenhouse Gas Initiative, the first mandatory market-based program in the United States to reduce greenhouse gas emissions. In 2014, the General Assembly enacted the Resilient Rhode Island Act, which sets specific greenhouse gas reduction targets, incorporates the consideration of the effects of climate change into the powers and duties of all State agencies and established the Executive Climate Change Coordinating Council. These greenhouse gas emission goals were made more ambitious and legally enforceable with the passage of the Act on Climate in April 2021. This legislation requires the State to develop a plan to reduce all climate emissions from transportation, buildings and heating, and electricity used economy-wide in the State to 10 percent below 1990 levels by 2020, 45 percent below 1990 levels by 2030, 80 percent below 1990 levels by 2040 and net-zero by 2050. The plan will be updated every five years and will address areas such as environmental injustices, public health inequities and a fair employment transition as fossil-fuel jobs are replaced by green energy jobs. To foster public transparency, public metrics and an online public dashboard to track both emissions reductions and sources of energy consumed by the State must also be developed. The metrics and the dashboard are to be updated at least annually.
In December 2016, a 30-Megawatt wind turbine farm located off the shore of Block Island in the State became the nation’s first operational offshore wind project. In May 2019, State regulators approved the 400-Megawatt Revolution Wind offshore project, projected to meet approximately one-quarter of the State’s electricity needs once operational, expected by 2025.
In December 2020, the State Office of Energy Resources ("OER") released a report that outlined paths to become the first state in the nation to meet 100% of its electricity demand with renewable energy sources by 2030. The study considers available renewable energy technologies, including their feasibility, scalability, costs, generation patterns, market value, and local economic and employment impacts, as well as barriers that may hamper or slow their implementation. It identifies ways to leverage competition and market information to ensure reasonable ratepayer costs and manage energy price volatility, while taking advantage of economic development opportunities within the State. Utilizing this information, OER developed specific policy, programmatic, planning and equity-based actions that will support achieving the 100% renewable electricity goal.
Regarding the thermal and heating sector, Rhode Island launched a Heating Sector Transformation Initiative in 2019 to advance development of a cleaner, more affordable and reliable thermal and heating sector. This process engaged public and private sector partners in the identification of economic, energy, and environmental opportunities and challenges posed by the State's heating sector, resulting in a comprehensive suite of pathways toward thermal decarbonization.
In December 2020, Rhode Island also became one of the first signatory jurisdictions in the bipartisan Transportation and Climate Initiative Program ("TCI-P"). TCI-P would guarantee Rhode Island at least a 26 percent reduction in carbon emissions from transportation from 2022 to 2032 and is anticipated to generate around $20 million annually. Signatory jurisdictions will reinvest these funds in equitable and cleaner transportation options, serving as a catalyst for infrastructure, transit and green energy development through the next decade and beyond. TCI-P also will benefit public health by reducing avoidable deaths and respiratory and other illnesses caused by exposure to air pollution.
In addition, on September 15, 2017, the Governor signed an executive order appointing a Chief Resilience Officer to lead climate resilience efforts across the State, both within government and in collaboration with business, academic and non-profit partners, with a mission to develop a statewide climate resilience action strategy. The strategy, which proposes implementable actions to better prepare the State for the effects of changing weather and environmental conditions caused by climate change, was submitted to the Governor in July 2018.
In July 2018, the State filed a lawsuit in the Superior Court of the State against major corporate members of the fossil fuel industry. In the lawsuit, the State alleges various causes of action directly or indirectly related to climate change resulting from the defendants' conduct, including the production, promotion, marketing and use of fossil fuel products. The lawsuit is ongoing, and the outcome is currently unknown.
Coronavirus Pandemic (COVID-19)
The following information regarding the ongoing COVID-19 pandemic describes the recent past and expected future impacts of the COVID-19 pandemic on the State’s finances and operations as well as its impacts on projections and budget information., While the full effect of the COVID-19 pandemic and the related impacts on the State’s long-term financial position and operations are difficult to predict, the Rhode Island economy and the State’s financial results and operations have been adversely affected by the COVID-19 pandemic, and could materially worsen if the pandemic’s consequences are prolonged.
Investors are advised to carefully consider the information presented below, together with other information presented in this Official Statement, in order to make an informed investment decision. Certain information provided below, and elsewhere in this Official Statement, involves forward-looking statements, which are based on current expectations and are not intended as representations of fact or guarantees of results. Any such forward-looking statements inherently are subject to a variety of risks and uncertainties that could cause actual results or performance to differ materially from those that have been forecast, estimated or projected.
On March 11, 2020, the World Health Organization declared the outbreak of a new respiratory disease (“COVID-19”) caused by a strain of novel coronavirus to be a global pandemic. The Governor declared a state of emergency on March 9, 2020, allowing the State to access additional resources to supplement its response to COVID-19. In concert with the emergency declaration, the Governor announced a series of preparedness and response measures to support employers, employees and nursing homes throughout the State. The President of the United States declared a national state of emergency on March 13, 2020. The Governor subsequently issued and/or extended additional executive orders implementing measures to respond to the COVID-19 pandemic to reduce community spread of the virus. These measures have included school closures, limitations on large gatherings, closing or restricting access to certain businesses and activities deemed nonessential, and restricting nonessential travel. In addition, the State implemented several measures to mitigate the risk of COVID-19 to nursing home residents. Nursing homes limited when visitors could enter; not admitting visitors younger than 18 years of age; only allowing residents to leave for medical appointments; and actively screening all visitors for illness and recent travel history.
As vaccinations increased and cases declined in the Spring of 2021, Rhode Island began to end the restrictive measures designed to mitigate the spread of COVID-19. By May 21, 2021 all restrictions had been ended. While COVID-19 cases are rising in Rhode Island due to the Delta variant, as they are across the nation, Rhode Island is first in the country in percent of total population fully vaccinated and continues to lead the nation in tests per capita. Together, these efforts have helped to reduce deaths related to COVID-19 over the last eight months.

Certain State Response Measures
The FY 2022 Enacted Budget includes significant federal funding for the COVID-19 response to continue addressing the public health crisis and its impacts on Rhode Islanders. Major areas of spending are highlighted below and consist primarily of Federal grants and FEMA funding. Additional funding will be evaluated and adjusted as needed to support the on-going and evolving nature of the pandemic and response to variants of concern. At the present time, the State has not finalized its plan to allocate the entire $1.13 billion State Fiscal Recovery Fund (American Rescue Plan) allocation but is actively working to ensure that these funds are strategically invested to create a more resilient, equitable and prosperous Rhode Island.
Vaccinating as many Rhode Islanders as possible will continue to drive down hospitalizations and deaths while further encouraging economic activity. While already a national leader in vaccinations, having vaccinated more than 83% of the entire population, Rhode Island is committed to continuing and improving upon its comprehensive vaccine strategy and is projected to spend $46.8 million in FY 2022 on such efforts. Since the federal government is supplying the vaccine at no cost to the State, this figure encompasses anticipated vaccine administration costs and related expenditures. The focus for FY 2022 is on vaccinating the remaining unvaccinated population and maintaining capacity to respond to changing guidance from the Federal government (i.e. eligibility for children under 12 to be vaccinated, booster shots, etc.).
Accessible testing has also been and remains a key pillar of the State’s COVID-19 response. Identifying positive cases is critical in limiting the spread of COVID-19. The FY 2022 Enacted Budget includes approximately $91.0 million for testing in FY 2022 with a specific focus on testing in the K-12 setting.
Additionally, the State will continue case investigation and contact tracing. When a positive case is identified, the State’s teams help determine how the individual may have contracted COVID-19, identify close contacts, and notify anyone who may need to quarantine themselves. The teams also ensure individuals have the supports they need to isolate in accordance with public health guidance. The FY 2022 Enacted Budget includes approximately $44.4 million to support these ongoing efforts.
Alternative hospital sites in Providence and Cranston were opened to supplement the healthcare system when an increase in COVID-19 hospitalization limited the number of available hospital beds. As cases decreased in the spring, the State was able to return the two facilities to a cold or inactive status and ultimately deconstruct the facility in Providence. The State had initially planned to spend $2.4 million, as detailed in the FY2022 Enacted Budget, on the on-going cold operation of the Cranston site, as well as deconstruction costs for both sites. However, due the emergence of the Delta variant, it may be necessary to return the Cranston site to a hot status, which would require the allocation of additional federal funds.
Additionally, the State has allocated $23.1 million in the FY 2022 Enacted Budget to support business and workforce readiness, government readiness, public health emergency response supports, and supplies related to the on-gong COVID-19 response.
In response to the increase in unemployment caused by the COVID-19 pandemic, the Department of Labor and Training increased its capacity to handle the influx of unemployment claims. In 2020, the Department accommodated over 250,000 unemployment insurance (“UI”) applicants. Additionally, Rhode Island made the Pandemic Unemployment Assistance program (“PUA”) available to independent contractors and gig workers affected by COVID-19. The PUA program sunset on September 6, 2021. Over 50,000 Rhode Islanders were collecting either traditional UI or PUA benefits. Approximately, half lost benefits all together when PUA ended.

With the anticipation of federal unemployment programs ending, the Department committed itself to helping unemployment individuals return to the workforce. In March 2021, the Department launched the Back to Work RI virtual career center website (backtoworkri.com), where jobseekers can search for open job and training opportunities, schedule a virtual meeting with a job coach, and receive personalized career recommendations.
In May 2021, the Rhode Island General Assembly passed, and Governor McKee signed into law legislation that allows unemployment claimants to earn up to 150 percent of their weekly benefit rate and retain a greater percentage of their benefit rate while returning to work part-time. The purpose was to allow unemployment claimants to transition more easily into employment while providing Rhode Island small businesses with much-needed staff. Thanks to this law change, as of August 30, 2021, 3,666 unemployment claimants received a payment for which they would not have previously been eligible and 10,914 saw an increase in the amount of unemployment benefits they received.
The FY 2022 Enacted Budget also includes $114 million in Emergency Rental Assistance (ERA) funding to provide rental and utility relief to eligible Rhode Islanders. The FY 2022 Enacted Budget also includes a $25 million allocation of the Homeowner Assistance Fund (HAF) to assist eligible homeowners with avoiding pandemic related foreclosures and utility shutoffs. These are both partial allocations of the larger federal awards, as the program period extends beyond FY 2022. Due to the flexibility of these funds, additional dollars could be allocated to FY 2022 if such demand exists.
Rhode Island Department of Administration has a subaward agreement with Rhode Island Housing (RI Housing) for the administration of the Emergency Rental Assistance (ERA) programs. ERA 1, authorized under the Consolidated Appropriations Act of 2021, awarded Rhode Island $200.0 million. Since the start of August 2021, RI Housing has averaged $2.2 million in weekly distributions of ERA 1 rent/utility relief, with the average weekly rate increasing to $2.5 million for the month of September, following Treasury’s decision to issue updated guidelines to provide additional flexibility in administering the awards.
As of September 18, 2021, the application pipeline has a total potential value of $28.6 million and RI Housing intends to invest an additional $1.0 million in administrative funds to engage additional partners to expand the reach of its program and increase the application pipeline. With the existing pipeline, RI Housing projects disbursing an additional $15.0 million in rent/utility relief through its baseline process by the end of October 2021. RI Housing has also been working with utility provider National Grid and has identified an estimated $16.0 million in utility arrearages (not currently captured in the application pipeline) and intends to issue a lump sum payment before the end of September.
The FY 2022 Enacted Budget includes $226.3 million from Elementary and Secondary School Emergency Relief (ESSER) Fund to provide local educational agencies with emergency relief funds to help Rhode Island’s schools safely reopen and address the impact of the pandemic on Rhode Island’s students. This also represents a partial allocation of the larger ESSER Funds as the program life extends beyond FY 2022.
The FY 2022 Enacted Budget includes approximately $5.3 million in Community Development Block Grant (CDBG) funding to provide basic needs support, housing development, mortgage assistance, and broadband in housing developments.
Investment Policies
The State’s investments are managed by the Office of the General Treasurer under the direction of the State Investment Commission (the “SIC”). The SIC has established short term investment policies for the State’s cash which seek to maximize rates of return on purchased investments subject to credit quality, issuer diversification, and investment type, while controlling the investment risk. The key elements of State’s short-term investment policies are summarized below.
Safety. All short-term investments are purchased with the intent of preserving capital. Preservation of capital is enhanced by utilizing high quality investment instruments. Investments are made to minimize the volatility of principal value, liquidity risk and credit risk, and not based on rate of return alone.
Liquidity. In order to provide sufficient liquidity to cover all disbursements of the State, investments are structured in a manner that will ensure the funding of the State’s expenditures and match the cash flow requirements of the account groups for which the SIC invests.
Rate of Return. The rate of return on the short-term investment portfolio will be compared to the 30-day U.S. Treasury security benchmark for purposes of quantifying relative performance over time.
Collateralization. Since 2010, the Office of the General Treasurer has required that all deposits held by financial institutions on behalf of the State must be fully collateralized at no less than 102% of principal. The collateral requirement only applies to amounts in excess of federal deposit insurance limits and does not apply to investments held in the Ocean State Investment Pool (“OSIP”). OSIP is an investment pool that enables eligible governmental entities to participate with the State in providing for the investment of public funds consistent with safety and protection of such funds.
Vendor Selection Criteria. The Office of the General Treasurer maintains a listing of all authorized financial institutions and broker/dealers desiring to become qualified bidders for investment transactions and carefully selects from among the list of vendors those financial institutions in which the State invests funds. The list of qualified bidders is subject to continuing surveillance and institutions that subsequently fail to meet the minimum criteria may be removed.
State Revenues and Expenditures
State Revenues - General
The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.
State General Fund Revenues
Personal Income Tax
The State’s current personal income tax system begins with federal Adjusted Gross Income (“AGI”), modified as provided for in current law, and then subtracts an enhanced standard deduction and a personal and dependent exemption amount to arrive at taxable income. Both the enhanced standard deduction and the personal and dependent exemption amounts are subject to phase-out for high income taxpayers. Taxable income is then subject to tax at marginal rates of 3.75%, 4.75%, and 5.99% to yield the Rhode Island tax liability before credits. Under the personal income tax system, eleven tax credits could be taken against the computed Rhode Island tax liability. The tax credits allowed are: a fully refundable earned income tax credit (15% of the federal earned income tax credit effective for the tax year 2017 and thereafter), a property tax relief credit, a lead paint abatement credit, a child and dependent care credit, credit for taxes paid to other states, a motion picture production company credit, a credit for contributions to qualified K-12 scholarship organizations, a historic structures tax credit, a Stay Invested in Rhode Island Wavemaker Fellowship tax credit, a Rebuild Rhode Island tax credit and a Rhode Island Qualified Jobs Incentive tax credit.
The personal income tax exemption includes an exemption for taxable Social Security benefits and an exemption of up to $15,000 of pension and annuity income for individual filers with federal adjusted gross income of $80,000 or less and for joint filers with federal adjusted gross income of $100,000 or less; provided, that the taxpayer has reached full Social Security retirement age in the tax year in which the exemption is claimed.
Current law allows the State’s Tax Administrator to modify income tax rates in accordance with federal tax law changes when the General Assembly is not in session to maintain the revenues upon which appropriations are made.
The State's personal income tax collections have been impacted by multiple federal law changes over the past several years. The most notable changes are a result of the Tax Cuts and Jobs Act of 2017 (“TCJA“). Because Rhode Island income tax liability is keyed to federal AGI, changes that impact the calculation of AGI flow to the State. TCJA included both one-time impacts, largely for the repatriation of foreign income, and ongoing impacts related to changes in federal AGI. These ongoing impacts are expected to increase personal income tax collections by an average of $15 million over the FY 2021 through FY 2024 period. Elements of TCJA sunset at the end of December 2025, which will lower these revenue gains starting in FY 2025.
In the Coronavirus Aid, Relief and Economic Security Act (15 U.S. Code Chapter 116) (the “CARES Act”), Congress initially made clear that forgiven Federal Paycheck Protection Program (“PPP”) loans would not be considered taxable income. However, when the Consolidated Appropriations Act of 2021 was enacted in late December 2020, Congress further declared that expenses made using PPP loans could be deducted from federal tax liability. The impact of this December 2020 federal law change was included in the FY 2022 Enacted Budget. Rhode Island is coupled with these federal law changes, causing an estimated loss of $28.9 million in personal income tax revenue in FY 2021 and a further loss of $15.2 million in FY 2022. The FY 2022 Enacted Budget included language to tax forgiven PPP loans for loan amounts above $250,000, to partially mitigate the revenue loss. This is expected to yield $0.5 million in personal income tax revenue in FY 2021, and another $14.4 million in revenue in FY 2022.
Other CARES Act provisions (such as the suspension of TCJA’s suspension of active loss limitations) and additional federal tax changes in the American Rescue Plan Act of 2021 are expected to negatively impact personal income tax revenue, in the amount of $18.8 million in FY 2020, $23.5 million in FY 2021 and $10.6 million in FY 2022 (with de minimis impact after FY 2022).
Personal income tax held up well during the pandemic, mainly due to enhanced federal unemployment benefits which existed between March 2020 and September 2021 (unemployment benefits are taxable in Rhode Island). A quick recovery in the stock market also helped maintain income tax collections. Personal income tax revenue grew at 0.6% in FY 2020 and 14.9% in FY 2021.
Sales and Use Tax
The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State. The State sales and use tax rate is 7.0%. Major exemptions from the sales and use tax include: (i) food for human consumption off the premises of the retailer, excluding food sold by restaurants, drive-ins or other eating places; (ii) clothing and most footwear that is sold for less than $250 per item; (iii) prescription medicines and medical devices; (iv) fuel used in the heating of homes and residential premises; (v) domestic water usage; (vi) gasoline and other motor fuels otherwise specifically taxed; (vii) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (viii) tools, dies and molds, and machinery and equipment, including replacement parts thereof, used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (ix) sales of air and water pollution control equipment for installation pursuant to an order by the Director of the Department of Environmental Management; and (x) sales of boats or vessels; (xi) buses, trucks and trailers used for interstate commerce; (xii) sale of local art; (xiii) sale of electricity and natural gas and heating fuels to businesses; and (xiv) sale of wine and spirits.
In the 2006 Session, the General Assembly passed legislation to conform to the Streamlined Sales Tax Project. The Streamlined Sales Tax Project is an effort created by state governments, with input from local governments and the private sector, to simplify and modernize sales and use tax collection and administration. Effective January 1, 2007, Rhode Island became a full member of the Streamlined Sales and Use Tax Agreement (“SSUTA”). By participating in the SSUTA, Rhode Island now has over 1,000 taxpayers who are voluntarily collecting and remitting use tax for sales into Rhode Island even though they do not have a legal requirement to do so.
In the 2017 session, the General Assembly passed legislation to require remote sellers to remote sales tax or report the amount of use tax owed by their customers. This initiative was estimated to increase sales tax collections by at least $35 million in FY 2018 (although this estimate includes revenue generated by remote sellers who voluntarily chose to remit sales tax prior to the law change). The U.S. Supreme Court's decision in South Dakota v. Wayfair affirmed states' ability to collect sales tax from remote sellers. Sales tax from remote sellers has become an increasing large share of the State's tax collections and has dwarfed initial estimates. Sales tax attributable to remote sellers was $192.9 million in CY 2018, $245.6 million in CY 2019, and $315.4 million in CY 2020.
The FY 2020 Enacted Budget rescinded a statutory provision enacted by the 2011 General Assembly that would have reduced the sales and use tax on remote purchases (from 7.0% to 6.5%) upon passage of any federal law mandating the collection of sales and use tax on remote purchases by State residents.
The State's sales tax base has gradually expanded over the past ten years. These expansions include over-the-counter medication, medical marijuana, clothing over $250 per item, pet services, investigative and security services, taxis, vacation homes, online room sellers, automobile document fees, digital products and electronic software, software as a service, and digital downloads. All told, these items are estimated to add over $70 million to the State's sales tax base as of FY 2022.
Sales and use tax experienced the most direct impact from COVID-19, with significant losses in taxable sales. The loss was concentrated in the service sector (such as restaurants and hospitality). In April 2020, retail trade taxable sales were down 11.1% compared to April 2019. Retail trade sales recovered for the remainder of 2020 and ended up growing at 3.4% compared to the previous year. Taxable sales in the services sector fell by 57.5% in April 2020 and ended down 27.4% for the year. The strength of retail trade and the ability of the State to collect tax on remote sales allowed fiscal year sales tax collections to remain strong during the pandemic. FY 2020 sales and use tax grew at 3.7%, and FY 2021 sales and use tax grew at 14.9%.

Business Corporations Tax
The business corporations tax (currently 7.0% of gross revenues) is imposed on corporations deriving income from sources within the State or engaging in activities in the State for profit or gain. For tax years 2017 and thereafter, Rhode Island’s minimum corporate tax is $400.
In 1996, the General Assembly enacted the Jobs Development Act (“JDA”). As subsequently amended, it provided for rate reductions of 0.25% (up to a maximum reduction of 6.0%) for each 50 new jobs created by eligible firms (each ten new jobs created by a small business) for three years past the elected base year. A qualifying job is a 30-hour per week, on average, position that pays at least 150.0% of the prevailing hourly minimum wage as determined by State law. After three years, the rate reduction is set at that of the third year for as long as the third-year employment level is maintained.
The 2014 General Assembly passed legislation that implemented combined reporting with single sales factor apportionment and market-based sourcing of income for all C-corporations. As part of this reform, the General Assembly reduced the business corporations tax rate for C-corporations from 9.0% to 7.0%. In addition, the 2014 General Assembly eliminated the franchise tax for those franchise tax filers paying more than the $500 minimum franchise tax. These changes were effective for tax years beginning after December 31, 2014.
The 2017 General Assembly adopted legislation to change the corporate tax payment schedule to align the State’s practices with federal reporting timelines and recognized best practices. The schedule requires four payments and allocates half of estimated payments to each six-month period.
The 2019 General Assembly adopted a new, voluntary tax on pass-through entities effective in tax year 2019. Pass-through entity income is typically taxed through the personal income tax returns of that entity's members. However, this law change allows a pass-through entity to elect to be taxed at the entity level, with the members of the entity taking a credit on their personal income tax return for those taxes paid by the entity. This has had the impact of shifting tax collections from the State's personal income tax to the Business Corporations tax. For accounting purposes, the state still realizes this pass-through entity revenue under personal income tax. Pass-through entities made $47.9 million in payments in FY 2020, although more than half of that revenue was assumed to be duplicative with personal income tax payments (given that the law change happened halfway through the tax year). In November 2020, the federal Internal Revenue Service signaled approval of this method of pass-through entity taxation. Usage of this tax in FY 2021 appears to be double the level of FY 2020.
As described above for personal income tax, the federal TCJA legislation has an impact on Business Corporations Tax collections. These ongoing impacts are expected to increase collections by an average of $26 million over the FY 2021 through FY 2026 period.
The revenue loss associated with the federal PPP program also has a Business Corporations Tax component. The ability to deduct expenses paid for using PPP loans is expected to lead to a revenue loss of $57.6 million in FY 2021 and $27.0 million in FY 2022. The FY 2022 Enacted Budget initiative to tax forgiven PPP loan amounts over $250,000 is expected to yield $1.1 million in FY 2021 and $31.8 million in FY 2022.
Other CARES Act provisions are expected to negatively impact Business Corporations Tax revenue, in the amount of $3.7 million in FY 2021 and $1.7 million in FY 2022.

Nursing Facility Provider Assessment
The State levies a tax on the gross revenues of nursing homes at a rate of 5.5% as described in RIGL Section 44-51-3. In addition, the State levies a 1.5% tax on gross revenues from freestanding Medicaid facilities not associated with hospitals as described in RIGL Section 44-52-3.
Taxes on Public Service Corporations
A tax ranging from 1.25% to 8.0% of gross earnings is assessed annually against certain foreign and domestic public service corporations described in Title 44, Chapter 13 of the RIGL. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0% of gross earnings. For those corporations manufacturing, selling or distributing illuminating or heating gas, the rate of tax imposed is 3.0%. Corporations providing telecommunications services are assessed at a rate of 5.0%. However, 100.0% of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. In contrast, the tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for corporate business is exempt from local taxation but is subject to a State-level personal property taxation program, the revenue from which is disbursed to local communities.
Tax on Insurance Companies
Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of the gross premiums on insurance contracts written during the previous calendar year to Rhode Island individuals or businesses. With respect to an out-of-state insurance company, however, the tax cannot be less than that which would be levied by the applicable state or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.
The following premiums are exempt from the tax: (i) premiums from marine insurance issued in Rhode Island; (ii) the premiums paid to the insurer that maintains the State’s workers’ compensation insurance fund, and (iii) the premiums paid to nonprofit medical service corporations, nonprofit hospital service corporations, nonprofit dental service corporations and health maintenance organizations. Insurance and surety companies are exempt from the business corporations tax and annual franchise tax.
The 2016 General Assembly session added a provision to the insurance premiums tax statute which allowed for the reduction in the 2.0% gross premiums tax rate provided the insurance industry created at least 350 new jobs above a 2015 baseline figure. Depending on the level of job creation, the tax could be reduced to no lower than 1.0%. As of this writing, no tax rate changes have taken effect.
The FY 2020 Enacted Budget included a new tax credit against the tax on premiums collected by insurance companies. Insurance companies may be eligible to receive the tax credit in exchange for making contributions to a fund established to invest capital in small businesses within the State. The credits are capped at 64.5% of the total investment, which itself is capped at $65 million dollars. While this means that $42 million in total credits are possible, currently the State has approved $20 million in investment. The tax credits that result from this $20 million investment are expected to reduce revenue by $4.3 million annually during the FY 2024 through FY 2026 period.

Financial Institutions Excise Tax
For the privilege of doing business as a banking institution during any part of the year, each State bank, trust company, or loan and investment company organized in Rhode Island must annually pay an excise tax. This excise tax is measured as the higher of either: (i) 9.0% of its net income of the preceding year or (ii) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. A national bank within the State must only pay the excise tax measured by option (i) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to the tax.
Banking Institutions Interest Bearing Deposits Tax
A tax on interest bearing deposits was eliminated for state and national banks beginning January 1, 1998 and thereafter. A tax on deposits held by credit unions continues to apply with a rate of 0.0695 cents for each $100 for institutions with over $150 million in deposits and a rate of 0.0625 cents for each $100 for credit unions with less than $150 million in deposits.
Estate and Transfer Tax
For decedents whose deaths occurred on or after January 1, 2015, the estate tax is an amount equal to the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against any tax so determined in the amount of $64,400 (for deaths occurring prior to January 1, 2017) and $65,370 (for deaths occurring on or after January 1, 2017) (equivalent to the taxes owed on an estate with a taxable value of $1.5 million). For all decedents whose death occurred on or after January 1, 2002, any increase in the unified credit provided by 26 U.S.C., subsection 2010 in effect on or after January 1, 2001 shall not apply for Rhode Island estate tax purposes.
The threshold estate tax exemption amounts applicable to decedents whose deaths occurred on or after January 1, 2010 and prior to January 1, 2015, as well as the estate tax credit applicable to estates of decedents whose deaths occurred on or after January 1, 2015 is indexed to the Consumer Price Index for all Urban Consumers (“CPI-U”) as of September 30 of the prior calendar year. The time period for filing a return is nine months from the date of death.
Motor Vehicle License and Registration Fees
While most motor vehicle license and registration fees are deposited into the Rhode Island Highway Maintenance Account (as described in the "Other Taxes" section below), duplicate license and license update fees are retained as general revenue.
The 2018 General Assembly adopted several changes to motor vehicle license and registration fees, including an increase in the fee to update and/or obtain a duplicate driver’s license from $5.00 to $25.00. In addition, the implementation of and compliance with the Real ID Act of 2015, P.L. 109-13, a federal law pertaining to security, authentication, and other standards for state driver’s licenses (“Real ID”) is projected to increase driver’s license revenues through FY 2023 due to the increase in the number of Rhode Island residents who needed to acquire a compliant license prior to May 2023.
Cigarette Tax
The State’s cigarette tax is comprised of a cigarette stamp excise tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc. The cigarette stamp excise tax generates over 95% of the total cigarette taxes collected by the State.

The cigarette stamp excise tax rate has increased consistently over the last two decades, most recently on August 16, 2017, when the cigarette stamp excise tax rate was increased from $3.75 per pack of 20 cigarettes to $4.25 per pack.
The rate of tax on the wholesale price of cigars, pipe tobacco, and other tobacco products has also risen over the past ten years, although not as frequently as the cigarette stamp excise tax. On July 1, 2006, the tax on cigars was limited to a maximum of 50 cents per cigar and the tax on snuff was changed to $1.00 per ounce with a minimum tax of $1.20. On April 10, 2009, the other tobacco products tax was increased from 40.0% to 80.0% of the wholesale price. This increase in the wholesale price tax did not affect the maximum tax on cigars or the minimum tax on snuff.
Other Taxes
In addition to the above-described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.
The State also assesses a real estate conveyance tax of $2.30 for each $500 or fractional part of the sale price on sales of a controlling interest in a real estate company where a real estate company is a business that is primarily engaged in the holding, selling or leasing of real estate.
The State assesses an alcohol excise tax of $3.30 per barrel for beer and malt beverages. For high proof spirits, those spirits that contain 15% or more alcohol, the excise tax is $5.40 per gallon. For still wine, the excise tax is $1.40 per gallon. The excise tax on low proof distilled spirits and sparkling wine is $0.75 per gallon.
The State’s share of the 8.0% rental vehicle surcharge is deposited in the Rhode Island Highway Maintenance Account (“RIHMA”). Motor vehicle operator license and vehicle registration fees are also deposited in the RIHMA beginning in FY 2016, with 25.0% of these fees being transferred in FY 2016, 50.0% in FY 2017, 60% in FY 2018 and 100% in FY 2019 and thereafter (although duplicate license and license update fees remain as general revenue).
Departmental Receipts
Licenses and Fees. The largest category of departmental receipts is licenses and fees. This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995. Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses. Motor vehicle title fees, emission control inspection fees, and good driving record dismissal fees were transferred from General Fund license and fees revenue to the RIHMA beginning in FY 2015.
The hospital licensing fee was first enacted in 1994 and is reinstituted each legislative session. The 2019 General Assembly reinstituted the hospital licensing fee for FY 2020 at a rate of 6.0% of hospital FY 2018 net patient revenues, and at a rate of 5.0% for FY 2021 (also based on hospital FY 2018 net patient revenue). The 2019 General Assembly retained the 37.0% discount on the rate for all Washington County hospitals, yielding an effective hospital licensing fee rate for Washington County hospitals of 3.78%. The FY 2020 hospital licensing fee in the amount of $193.8 million was paid in July 2020.
In the 2015 Session, the General Assembly eliminated the 2.0% surcharge on net patient revenues from imaging services and outpatient health-care facilities. Previously, a monthly surcharge of 2.0% was imposed upon the net patient revenue received by every outpatient health-care facility and every imaging services provider.
Sales and Services. A second category of departmental receipts is sales and services, which includes rental payments at State piers and revenues derived from the sale of vanity license plates.
Fines and Penalties. A third category of departmental receipts is fines and penalties, such as interest and penalties on overdue taxes.
In the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $4.2 million in interest on overdue taxes in FY 2018.
Miscellaneous Departmental Revenues. Miscellaneous departmental revenues include revenues from investment earnings on General Fund balances, indirect cost recoveries, as well as child support payments.
In 2016, the Office of the General Treasurer changed the policy on the treatment of tax refund and other checks issued by the State that remain uncashed after a specified period. In the past, these checks were written off in June of each fiscal year and the amount of the checks written off were reverted to general revenues. Effective for FY 2016 and thereafter, the Office of the General Treasurer will turn uncashed tax refund and other State-issued checks over to the State’s unclaimed property program rather than writing the checks off and reverting uncashed amounts to general revenues. The net impact of this change in policy was to reduce miscellaneous departmental receipts revenues by the amount of the checks transferred to the unclaimed property program less the 10% indirect cost recovery charge that is assessed against the unclaimed property program.
Rhode Island Lottery
The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the Rhode Island Lottery from sales of lottery tickets and license fees. The monies in the fund are allotted for: (i) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as is practicable, 45.0% of the total revenue accruing from the sale of lottery tickets; (ii) payment of expenses incurred by the Lottery in the operation of the State lotteries; and, (iii) payment to the State’s General Fund of all revenues remaining in the State Lottery Fund, provided that the amount to be transferred into the General Fund must equal not less than 30% of the total revenue received and accrued from the sale of lottery tickets plus any other income earned from the lottery.
The State retains a percentage of approximately 60.7% of the payout for certain lottery and keno games and redistributed net terminal income (“NTI”) from video lottery games, in accordance with State law. At present, there are two licensed video lottery facilities operating in the State of Rhode Island: (1) Twin River Casino (“Twin River”, formerly known as Lincoln Park) located in the Town of Lincoln, Rhode Island, and (2) Tiverton Casino (the “Tiverton Casino”, formerly located in the City of Newport, Rhode Island and known as “Newport Grand”) located in the Town of Tiverton, Rhode Island. The parent company of both Twin River and Newport Grand is Bally’s Corporation (formerly known as Twin River Worldwide Holdings, Inc.). Both facilities operate on a 24 hour per day, seven days per week basis. In the 2005 Session, the General Assembly passed legislation that allowed the Director of the Division of the Rhode Island Lottery to enter long-term contracts with the owners of Twin River and Newport Grand. The master contract for Twin River froze the retailer’s share of video lottery NTI at 28.85% for existing video lottery terminals (“VLTs”) and 26.0% for additional VLTs (which rates are subject to certain adjustments based on the Consumer Price Index (“CPI”) in the 11th through 15th years of the contract term). The master contract for

Newport Grand froze the retailer’s share of NTI from existing and additional VLTs at 26.0%. Under State law, table games are only permitted at Twin River, with the State retaining a percentage of the net table game revenue as defined in State law. As of July 1, 2014, the percentage of net table game revenue retained by the State is 16.0%.
The gaming industry in Rhode Island is subject to competition from facilities in neighboring states, in particular Massachusetts, which negatively affects revenues generated in the State. The Massachusetts Gaming Commission (the “Gaming Commission”) has awarded licenses for two of the three casinos and the one slot parlor authorized under Massachusetts law. Licenses were awarded to MGM Resorts International on June 13, 2014 for a casino in Springfield, Massachusetts (“MGM Springfield”) approximately 81 miles from Twin River, and to Wynn Resorts on September 16, 2014 for a casino in Everett, Massachusetts known as Encore Boston Harbor (“Encore Boston Harbor”), which is just outside of Boston, approximately 55 miles from Twin River. MGM Springfield opened on August 24, 2018, and Encore Boston Harbor opened on June 23, 2019.
A license was also awarded on February 27, 2014 to Penn National Gaming for a slot parlor in Plainville, Massachusetts, approximately twenty (20) miles from Twin River. The Plainville slot facility opened on June 24, 2015. In FY 2019, the slot facility generated approximately $168.7 million in gross gaming revenue, resulting in $67.5 million in budgetary fund taxes collected by Massachusetts. In FY 2020, the Plainville slot facility generated approximately $104.7 million in gross gaming revenue, resulting in $41.9 million in budgetary fund taxes collected by Massachusetts. Twin River’s revenues were $574.4 million in FY 2019, down by approximately 1.1% from FY 2018; Twin River revenues then declined to $341.8 million in FY 2020, a decrease of 40.5% from FY 2019.
With regard to the third casino authorized under Massachusetts law, in March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region in Taunton, based upon the assumed power of the U. S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the Gaming Commission voted to deny an application for a license. The federal designation of the Mashpee Wampanoag land was subject to multiple legal challenges from 2016 until 2021. In February 2021, the outstanding appeals against the federal designation were dismissed, and the U.S. Department of the Interior subsequently indicated it would support placing the land in trust. As of August 2021, the Gaming Commission has not awarded a gaming license for a third casino in Massachusetts.
In March of 2015, Twin River Management Group, Inc. (“TRMG”), a Delaware corporation that is the corporate parent of UTGR, Inc., the owner of Twin River, and Newport Entertainment and Leisure, LLC, (“NEL”), a Rhode Island limited liability company, entered into an agreement under the terms of which the Newport Grand Agreement would be assigned to TRMG. Shortly thereafter, TRMG announced that it had obtained an option to purchase approximately 45 acres of land in the northern part of the Town of Tiverton, approximately 400 feet from the Massachusetts border, and that after its acquisition of Newport Grand, it intended to seek permission to transfer Newport Grand to the Tiverton location. TRMG’s goal is to better compete with the imminent threat of casinos in Massachusetts by offering both video lottery and table games at the Tiverton property. The transfer of Newport Grand to Tiverton required State-wide voter approval and approval by voters in the Town of Tiverton, as well as regulatory approval by the DBR and the DOR Division of Lotteries.
On or about April 24, 2015, Premier Entertainment II, LLC, a Delaware limited liability corporation of which TRMG is the sole member (“Premier”), filed a Facility Permit Ownership Transfer Application (“Application”) with the DBR seeking to transfer the facility permit for Newport Grand to Premier. The DBR approved the transfer, subject to certain conditions. On or about July 1, 2015, Premier filed an application for a lottery sales agent license with the Rhode Island Lottery for Newport Grand. The transfer of Newport Grand to Premier occurred on July 14, 2015. TRMG announced on July 24, 2015 that it had completed the acquisition of Newport Grand.
The 2015 General Assembly enacted several changes modifying operating requirements for Newport Grand due to its proposed acquisition and relocation by Premier. The legislation suspends the requirement that Newport Grand maintain 180.0 full-time equivalent (FTE) positions and reduces the required positions to 100.0 FTEs. The total required FTEs at the facility would revert to 180.0 positions if Newport Grand is licensed to host video lottery games and table games at a facility relocated outside of the City of Newport. The General Assembly also reinstituted the enhanced share of video lottery net terminal income for the owners of Newport Grand albeit at a rate of one and nine-tenths (1.9) percentage points effective July 1, 2015 through the closing of Newport Grand in August 2018. Unlike the previous increase in Newport Grand’s share of net terminal income, the funds garnered from the 1.9 percentage point enhanced share must be applied exclusively to marketing expenditures for the facility.
In March 2016, the General Assembly passed, and the Governor subsequently signed into law, legislation authorizing referenda questions to appear on the November 2016 ballot with regards to transferring Newport Grand operations to the Tiverton site. The Newport Grand facility closed at the end of August 2018 and the new Tiverton Casino opened September 1, 2018. The voters approved this referendum question at both the local and State-wide level. Because the Tiverton Casino operates 24 hours per day seven days per week, 1.45% of net terminal income will be paid to the Town of Tiverton. Under prior law, the Newport Grand facility was not open 24 hours per day seven days a week and therefore the City of Newport’s share of net terminal income was 1.01%. Under the new law, the State’s share of net table game revenue will be reduced from 16% to 15.5%. The Town of Lincoln and the Town of Tiverton each receive 1.0% of the net table game revenue, with the balance going to the casino operator. The law also guarantees the Town of Tiverton and the Town of Lincoln a minimum of three million dollars ($3.0 million) each year from the combination of net table game revenues and NTI. To the extent that either town does not receive that amount in any State fiscal year, then the State is required to make up the shortfall out of the State’s share of NTI and net table game revenue. The guarantee continues in effect for each year so long as both table games and video lottery games are offered for an entire fiscal year at the gaming facilities. Although it was anticipated that the Town of Lincoln would not receive any payments from the State under this provision because sufficient revenues are anticipated at Twin River to achieve this minimum payment, for fiscal year ended June 30, 2021, the State paid Tiverton for a shortfall of $1,613,473 with $85,727 from net table games revenue and $1,527,746 from video lottery games.
The FY 2019 Budget included legislation legalizing sports betting at the State’s two casinos beginning October 1, 2018. This legislation was enacted following the U.S. Supreme Court ruling in Christie v. National Collegiate Athletic Association, which struck down the Professional and Amateur Sports Protection Act of 1992 as unconstitutional. This federal law had prohibited most states (including Rhode Island) from legalizing sports betting. In May of 2019, Daniel S. Harrop sued the Rhode Island Lottery challenging the constitutionality of sports wagering in Rhode Island, contending that voters did not approve this type of gambling when voters approved casino gambling by referendum in 2012 (Lincoln) and 2016 (Tiverton). In June of 2020, the Rhode Island Superior Court issued a decision where it found that the legislation enabling sports betting did not impermissibly expand the location of gambling, that voters had fair notice of authorizing “casino style gaming” and that the acts authorizing sports wagering are constitutional. The case has been appealed to the Rhode Island Supreme Court, where it remains pending.
On March 25, 2019, the General Assembly approved, and the Governor signed into law, legislation authorizing the Division of Lottery to implement mobile sports wagering. Mobile sports betting began in the State on September 4, 2019. In April 2020, the Division of Lottery launched an internet gaming product referred to as “iLottery,” which allows users physically located in Rhode Island to play lottery games through an internet application.

In March 2021, the State of Connecticut announced it had reached an agreement for two Native American tribes to operate online sports betting and casino gaming, subject to legislative approval. Legislative approval was given and on May 27, 2021 Governor Lamont signed HB 6451. The bill establishes three online sports betting purveyors (the two tribes and the state), an allows the Connecticut Lottery to operate fifteen retail sportsbooks. The bill also includes provisions for "iGaming" and an online lottery. Once online wagering launches in Connecticut, online wagering in Rhode Island will face increased competition and this could have an adverse impact on State gaming revenues.
In the fall of 2011, the Division of Lottery commissioned a study (the “Christiansen Study”) by Christiansen Capital Advisors, LLC (“Christiansen”) to determine the impact that the pending expansion of gaming in Massachusetts might have on Rhode Island’s gaming industry and revenues. This study was last updated in March 2019. That update generated a five-year forecast under three scenarios: the status quo, the status quo plus a new Massachusetts casino in Taunton, and the status quo plus a Taunton casino and sports wagering in Connecticut and Massachusetts. The baseline scenario, which runs through FY 2024, projects a five-year compound annual growth rate for State lottery revenue of 1.2%. The forecast shows a structural decline in slot revenue at Twin River, offset by growth at the Tiverton Casino and strong growth of sports wagering. The addition of a Taunton casino changes the five-year compound annual growth rate to -1.0%. The final scenario, which contemplates a Taunton casino and sports wagering in Rhode Island's neighboring states, has the same compound annual growth rate. Christiansen assumes that online sports betting will outpace onsite activity in the State and be largely unaffected by competition from Massachusetts and Connecticut.
As a result of the COVID-19 pandemic, Twin River and Tiverton casinos were closed on March 14, 2020, were reopened on June 8, 2020 with limited capacity, were again closed from November 30, 2020 through December 20, 2020, were partially reopened on December 21, 2020, and as of January 29, 2021, both the Twin River and Tiverton Casino Hotels were permitted to return to 24/7 gaming operations. On May 21, 2021, the two facilities reopened half of VLTs that had been closed to promote social distancing and relaxed other restrictions (although poker tables remained closed). While the State has not prohibited Twin River and Tiverton Casino from renting hotel rooms, the facilities have chosen not to rent rooms as of August 2021. Primarily attributable to these multiple closures and other pandemic-related operating restrictions, in FY 2020 the total amount transferred to the State’s General Fund from lottery sources was $283.9 million, a decrease of $113.5 million or 28.6% as compared to FY 2019. The reopening of the casino facilities during 2021 allowed the FY 2021 lottery transfer to rebound slightly to $298.4 million.
The FY 2022 Enacted Budget includes $375.9 million in estimated revenue from the lottery transfer with $64.2 million from traditional lottery and Keno products, $297.1 million from gaming activity (i.e., the operation of video lottery terminals and table games) at Twin River and Tiverton Casino, and $14.6 million from sports betting, $7.3 million attributable to on-site sports betting and $7.3 million to mobile sports betting.
During the 2021 Rhode Island Legislative Session, legislation was introduced extending the Rhode Island Lottery’s contract with IGT as the exclusive provider of lottery services from 2023 to 2043 and extending contracts with Twin River (now Bally’s) and its affiliates. Under this contract, IGT continues to provide traditional lottery products (i.e., instant tickets, numbers games, Keno, multi-state games, etc.), as well as certain casino-related services, including providing and maintaining a central communications system for VLTs. In addition, the legislation authorizes the creation of a joint venture between IGT and Bally’s to be the exclusive provider of VLTs to Twin River and Tiverton Casino. Chapters 41 and 42 were signed by the Governor on June 11, 2021.

Historic Structures and Motion Picture Production Tax Credits
The State’s tax credit for historic preservation projects (the “Historic Structures Tax Credit”) has allowed a taxpayer to receive a tax credit equal to up to 30% of the qualified rehabilitation expenditures made in the substantial “rehabilitation of a certified historic structure.” To qualify, the application for certification must have been made prior to January 1, 2008. These credits were transferable, could be carried forward for ten years, and could be used to offset the personal income tax or certain business tax liabilities of a taxpayer. In the 2008 Session, the General Assembly enacted legislation that authorized Commerce RI to issue up to $356.2 million in revenue bonds to provide a fund from which the General Fund would be reimbursed for the State’s historic tax credit liabilities paid out to taxpayers. Since June 2009, $301.9 million of bonds have been issued by Commerce RI, which are secured by payment obligations of the State subject to annual appropriation by the General Assembly. Following a final issuance of $76.9 million in bonds in May 2019, the $54.3 million balance of authorized but unissued bonds will not be required and therefore has been extinguished.
Under the legislation, such historic preservation projects will generally receive a State tax credit of up to 25.0% of the qualified rehabilitation expenditures incurred by a developer. The maximum credit any one historic rehabilitation project can receive is $5.0 million. The developer must pay a non-refundable fee equal to 3.0% of the estimated qualified rehabilitation expenditures the developer expects to incur for the eligible project. The proceeds from these fees are deposited into the Historic Preservation Tax Credit Trust Fund and are used to reimburse the General Fund for the redemption of Historic Structures Tax Credit certificates. Historic Structures Tax Credit certificates can be redeemed against personal income tax, business corporations tax, financial institutions tax, public utilities gross earnings tax, and insurance companies gross premiums tax liabilities.
In addition, the 2013 General Assembly enacted legislation that allowed for the re-use of Historic Structures Tax Credits associated with historic rehabilitation projects that were abandoned by developers after being accepted into the reconstituted Historic Structures Tax Credit program in 2008. This legislation reallocated $34.5 million of Historic Structures Tax Credits identified at the time that had been previously authorized to new historic rehabilitation projects and continues to reallocate credits that become available either due to abandoned projects or projects being completed at a lower cost than originally estimated.  The FY 2022 Enacted Budget transferred $20.0 million to the Historic Preservation Tax Credits 2013 program trust fund to reach more eligible projects and extended the sunset by one year to June 30, 2022.  There is a current proposal for FY 2023 budget to extend this planned sunset by an additional year to June 30, 2023.
The State’s program providing tax credits for motion picture production (the “Motion Picture Production Tax Credit”) currently allows a motion picture production company to receive a tax credit equal to 30% of its certified production costs for activities occurring within the State with an individual project cap of $7.0 million. To avail itself of the Motion Picture Production Tax Credit under current law: (i) the motion picture production company must be formed under State law; (ii) the primary locations for the motion picture must be within the State; and (iii) the minimum production budget for the motion picture must be $100,000. The State’s Film Office must approve the motion picture and give initial and final certification. In connection with securing final certification, the motion picture production company must submit an independent accountant’s certificate listing the costs associated with the tax credit. The motion picture production company “earns” the tax credit in the taxable year when production in the State is completed, and unused credit can be carried over for three years. The credit is assignable, and any proceeds received by the motion picture production company for the assignment are exempt from State tax. These tax credits may be used to offset personal income tax, business corporation tax, public utilities gross earnings tax, insurance companies gross premiums tax, and financial institutions tax liabilities. The 2019 General Assembly adopted legislation to increase the Motion Picture Production Tax Credit annual cap from $15.0 million to $20.0 million and extend the sunset date from July 1, 2024 to July 1, 2027.  The FY 2022 Enacted Budget

authorized up to $30.0 million to be allocated for calendar year 2022 only for the motion picture and musical and theatrical production tax credits programs.
Intermodal Surface Transportation Fund Revenues
During the 2014 Legislative Session, the financing mechanism for transportation infrastructure and bridge repairs changed dramatically when the General Assembly enacted Article 21 - Relating to Transportation of the FY 2015 Appropriations Act (“Article 21”). Article 21 created a long-term plan for financing Rhode Island’s roads and bridges and removed the authority to toll the Sakonnet River Bridge. Article 21 expanded the RIHMA within the Intermodal Surface Transportation Fund, such that this account will become Rhode Island’s primary source for transportation financing, by making several technical changes to existing law and by implementing various funding streams to finance the transportation plan. Various motor vehicle fees, surcharges and tax revenue, which were previously accounted for in the General Fund, are now being deposited in the RIHMA for this purpose.
Article 21 removed authority of RITBA to toll the Sakonnet River Bridge as of June 30, 2014 (the toll was formally removed on June 20, 2014 by order of the Governor). RITBA continues to control the four bridges in the East Bay (Newport Pell, Jamestown, Verrazzano, Mount Hope, and Sakonnet) and a portion of Route 138. To make up for the loss of toll revenue on the Sakonnet River Bridge, Article 21 transferred 3.5 cents ($0.035) per gallon of the State gas tax to RITBA beginning July 1, 2014 to be used for maintenance expenses, capital expenditures and debt service on any of the Authority’s projects.
Article 21 made additional changes that resulted in new revenue to the RIHMA, including: (i) authorization to increase the gas tax every other fiscal year equivalent to the annual increase in the CPI, rounded to the nearest 1.0 cent increment; (ii) transfer of fees collected for the issuance of certificates of title; (iii) transfer of surcharges collected on vehicle rentals; (iv) imposition of a new $25 fee on dismissals based on good driving records; (v) increase of the fee on motor vehicle inspections from $39 to $55, $32 of which will go to the RIHMA; and (vi) transfer of most motor vehicle related fees over a three year period, with 25.0% transferred in FY 2016, 50.0% in FY 2017, 60.0% in FY 2018 and 100.0% in FY 2019. As part of the FY 2020 Budget, the General Assembly revised this allocation to retain 5.0% of RIHMA receipts in the General Fund on an ongoing basis.
Motor Fuel Tax
The Intermodal Surface Transportation Fund is supported by the State’s 33 cents per gallon motor fuel tax. A motor fuel tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines for operating or propelling motor vehicles on the public roadways of the State other than fuel used: (i) for commercial fishing and other marine purposes other than operating pleasure craft; (ii) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers, and farmers; (iii) for the operation of airplanes; (iv) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and, (v) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways. Taxes paid in prior periods are subject to refund if it is later determined that such tax was not due and payable on the motor fuel purchased.
In the 2014 Session, the General Assembly enacted legislation to index the motor fuel tax rate on a biennial basis to the CPI-U, as published by the United States Bureau of Labor Statistics as of September 30 of the prior calendar year, with the first indexation effective July 1, 2015. This change does not impact general revenue since effective July 1, 2009 the State’s General Fund no longer receives any of the revenues generated by the State’s motor fuel tax. The indexation of the motor fuel tax rate resulted in an increase in the State’s motor fuel tax from $0.32 per gallon to $0.33 per gallon on July 1, 2015. There was no increase on July 1, 2017 because of low inflation. As of July 1, 2019, the motor fuel tax rate indexed with inflation to become $0.34 per gallon.
In addition, the State charges a fee of one cent per gallon of motor fuel delivered to an underground storage tank (“UST”). Motor fuel tax receipts fund operating and debt service expenditures of RIDOT, as well as specific portions of transportation-related expenditures of RIPTA and the Department of Human Services (“DHS”). As of FY 2021, the 34 cents per gallon motor fuel tax and the one cent UST fee are allocated as follows: 18.25 cents to RIDOT; two cents to an indenture trustee to support debt service on motor fuel tax bonds; 9.75 cents to RIPTA, of which 9.25 cents are from motor fuel tax and 0.5 cents are from the UST fee; 3.5 cents to RITBA for maintenance expense, capital expenditures and debt service; one cent to DHS for its Elderly and Disabled Transportation Program, and the remaining 0.5 cents from the UST fee to the DEM’s UST Replacement Fund. In 2020, the Division of Taxation determined that inflation was insufficient for the tax to be adjusted for FY 2022. The next inflation adjustment review is for the period beginning July 1, 2023.
Dedication of Registration and License Fees
The State dedicates certain registration and license fees to transportation purposes, namely as a piece of the State match used towards the U.S. Department of Transportation’s federal highway program. This phased increase in registration and license fees began in FY 2014 and completed in FY 2019. Two-year registration and driver’s license fees were each increased by $30 ($10 per year for three-years), while one-year registration fees were increased by $15 ($5 per year for three-years). All existing vehicle registration and license fees, as discussed above under “Other Sources – Intermodal Surface Transportation Fund Revenues,” are transferred to the RIHMA. The 2017 General Assembly amended the disposition of RIHMA proceeds to provide RIPTA with $5.0 million in each FY 2018 and FY 2019 to support the subsidized fare program for senior and disabled transit users. The 2019 General Assembly made this a permanent allocation. The $5.0 million allotment is in addition to the 5% share of RIHMA available proceeds that is due to RIPTA under current law. The 2019 General Assembly also passed legislation as part of the FY 2020 Budget to retain 5% of RIHMA receipts in the General Fund in order to support the operations of the Registry of Motor Vehicles (“DMV”), responsible for collecting those receipts.
RhodeWorks Revenues
In February 2016, the General Assembly enacted legislation authorizing RIDOT to construct toll gantries at various locations along the interstate highways in Rhode Island. The revenues generated from these tolls will be deposited to the Rhode Island Bridge Replacement, Reconstruction and Maintenance Fund. Tolls will be assessed electronically only on vehicles classified by the Federal Highway Administration as Class 8 (single trailer, three or four axles) up to and including Class 13 (seven or more axle multi-trailer trucks). The maximum toll amount for a one-way border-to-border trip through Rhode Island may not exceed $20 and the daily maximum amount of toll revenues collected upon the same individual large commercial truck may not exceed $40. The State evaluated contract proposals for the construction of 14 toll gantries, and the contracts were awarded in May 2017. Subsequently, two gantries were combined resulting in 13 toll gantries to be constructed. Collections began in June 2018 with two toll gantries. Eight toll gantries became operational during FY 2020, and one more in early FY 2021. The remaining two toll gantries will go live in FY 2022. Billable revenue from tolls was approximately $34.0 million in FY 2021. A lawsuit was filed against the State in federal court challenging the statute authorizing tractor-trailer tolling.
The 2016 General Assembly also authorized the Department to borrow up to $300 million in GARVEE bonds through Commerce RI to finance highway improvements, the repayment of which will be derived from and secured by future distributions of federal highway trust funds due to the State. GARVEE bonds in the principal amount of $245,925,000 were issued in the fall of 2016. The 2019 Assembly authorized new borrowing of up to $200 million in GARVEE bonds to finance highway improvements, predominantly the I-95 Viaduct Project. GARVEE bonds with par value of $165,555,000 were issued in spring 2020.
Non-General Revenue Sources
Restricted Receipts
These expenditures reflect various dedicated fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under law to offset State expenditures for the programs under which such receipts are derived.
Federal Receipts
Federal receipts are revenues from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.
Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX, or Medicaid), and a block grant for Temporary Assistance to Needy Families (“TANF”). The federal participatory rate for Title XIX, known as the Federal Medical Assistance Percentage (“FMAP”), is recalculated annually. The major determinant in the FMAP rate calculation is the relative per capita income of the State.
The State receives significant amounts of federal financial assistance under grant agreements or joint state/federally financed programs which specify the purpose of the grant and conditions under which the funds may be used. Generally, these grants are subject to audit. The Single Audit for the State of Rhode Island is submitted to the Federal Single Audit Clearinghouse annually by the State. The Single Audit reports instances of federal non-compliance, questions costs, and other matters to federal grantor agencies regarding the State’s administration of federal programs. These matters could result in federal disallowances and/or sanctions upon review by the respective federal agencies.
The State’s Fiscal 2020 Single Audit Report was published on July 1, 2021. The Auditor General observed material non-compliance in the administration of certain federal programs. The Auditor General expressed qualified opinions regarding compliance for four major federal programs (clusters) in the Fiscal 2020 Single Audit Report. The State has, and will continue to, dedicate substantial resources to resolving these issues in a timely manner. The 2020 Single Audit includes new federal assistance relating to the COVID-19 public health emergency. Federal funds relating to expanded unemployment benefits under the CARES Act significantly increased federal assistance in the State’s Employment Security Fund in FY 2020. In conjunction with the significant increase in unemployment claims, fraudulent claims for unemployment benefits also increased significantly. The State estimated the amount of fraudulent unemployment benefits paid in FY 2020 was approximately $170 million. The auditors reported this as material noncompliance for the Unemployment Insurance program.

State Expenditures
Medicaid
Medicaid is a health insurance program jointly funded by the federal government and the states to provide services to low-income children, pregnant women, parents of dependent children, the elderly, and people with disabilities. The federal government’s share of expenditures for most Medicaid services is the FMAP. The remainder is referred to as the nonfederal or state share. With passage of the Patient Protection and Affordable Care Act of 2010, commonly referred to as the Affordable Care Act (“ACA”) states have the option of expanding coverage to include certain low-income adults with the federal government paying all program costs for the first three years and eventually paying 90% of the total cost. Rhode Island provides Medicaid assistance consisting of medical assistance, residential care, community- based services and case management activities to individuals who meet the eligibility criteria established for the various assistance programs operated by the Executive Office of Health and Human Services (“EOHHS”) and the four departments under its umbrella: DHS; the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (“BHDDH”); the Department of Children, Youth and Families (“DCYF”) and the Department of Health.
The FY 2022 Enacted Budget includes $3.414 billion in funding for the Medicaid program, including $1.227 billion in general revenue funding. Overall, Medicaid represents 25.0% of the total FY 2022 Enacted Budget and 27.0% of the general revenue budget.
The FMAP is a calculation with significant impact on state health and human services spending. The formula that determines an individual state’s Medicaid rate is based on that state’s three-year average per capita income relative to national per capita income and represents the portion of medical services delivered under the Medicaid program that the federal government will contribute. States with a higher per capita income level are reimbursed a smaller share of their costs. By federal law, the Medicaid rate cannot be lower than 50% or higher than 83%. The federal contribution to any state’s administrative costs for Medicaid services is set at 50%. For Rhode Island, the projected rate for State FY 2022 is based on one-quarter of federal fiscal year 2021 and three-quarters of federal fiscal year 2022, resulting in a combined rate of 54.68%. The FMAP rate for all states was increased by 6.2 percentage points by Congress as part of the Families First Coronavirus Response Act (“FFCRA”). This increase is expected to remain in place for the duration of the COVID-19 pandemic.
The Rhode Island Consumer Choice Global Compact Waiver, or Medicaid Global Waiver, was approved by the Centers for Medicare and Medicaid Services (“CMS”) on January 16, 2009. The Global Waiver establishes a new federal-state agreement that provides Rhode Island with the flexibility to provide services in the least restrictive, most cost-effective way to meet the needs of its citizens. The waiver was effective until December 31, 2018; however, on December 20, 2018, CMS granted EOHHS an extension to December 31, 2023. Programs under the waiver include RIte Care, Rhody Health Partners, Rhody Health Options, Connect Care Choice, home and community-based services to elderly residents, residential and community support programs to adults with behavioral health and developmental disabilities, and breast and cervical cancer treatments. This waiver also allows the State to leverage Medicaid for services that were previously only State funded in DHS, BHDDH and DCYF.
On March 23, 2010, President Obama signed the ACA, which provides for national health-care reform. The ACA requires most U.S. citizens and legal residents to have health insurance by January 1, 2014, or pay a tax penalty, and expands Medicaid coverage to individuals and families up to 138% of the federal poverty level (“FPL”). It also provides for premium credits and cost-sharing subsidies for individuals and families between 139% and 400% of FPL. The ACA requires most employers to offer medical coverage, includes small business tax credits for employers with no more than 25 employees, and provides for a temporary reinsurance program for employers providing health insurance coverage to individuals over 55 years of age, but who are not eligible for Medicare. The ACA allows young adults to remain on their parents’ or guardian’s health plan until age 26. Issued regulations state that young adults are eligible for this coverage regardless of any of the following factors: financial dependency, residency with parent, student status, employment or marital status. The law does not require that a plan or insurer offer dependent coverage, but that if coverage is offered, it must be extended to young adults up to age 26. Prior to this change, Rhode Island required insurance plans that cover dependent children to cover unmarried dependent children until age 19, or until age 25 if a student, and if the dependent child is mentally or physically impaired, the plan must continue their coverage after the specified age.
Between 2014 and 2016, the federal government paid 100% of the cost of Medicaid for newly-eligible individuals. The rate of federal funding for these individuals (i) decreased to 95% for calendar year 2017, (ii) decreased to 94% for calendar year 2018, (iii) decreased to 93% for calendar year 2019 and (vi) decreased to 90% for calendar year 2020 and all subsequent years, requiring a 10% State match.
States are required to maintain the same income eligibility levels through September 30, 2027 for children currently in Medicaid (the State’s Medicaid managed care program for families with children, pregnant women, and children under age 19 is referred to herein as “RIte Care”). For Rhode Island, this requirement applies to RIte Care eligibility for parents with income up to 133% of FPL, pregnant women with income up to 253% of FPL and children with income up to 261% of FPL. States cannot take actions to lower enrollment or make eligibility stricter. States can reduce provider fees but must prove that the reduction will not make it harder for Medicaid patients to get needed care; also, states may eliminate optional benefits.
In September 2011, former Governor Lincoln Chafee issued an executive order to establish the Rhode Island Health Benefit Exchange, renamed HealthSource RI (“HealthSource RI”), the State’s marketplace for purchasing health insurance. The 2015 General Assembly enacted legislation that: (i) establishes HealthSource RI as a division within the Department of Administration (“DOA”); (ii) authorizes HealthSource RI to operate a state-based exchange to meet minimum federal requirements; and (iii) authorizes the Department of Administration to charge an assessment on insurers offering products on the exchange, which cannot be more than the revenues that would be raised through the federally facilitated marketplace. The assessment is estimated to generate $16.8 million in FY 2022. The FY 2022 Budget includes $2.5 million from general revenues to be used in conjunction with the revenues from the assessment for the operations of HealthSource RI.
HealthSource RI began accepting applications on October 1, 2013. Health plans offered through the marketplace are categorized into tiers based on the level of benefits and cost sharing requirements. Individuals in households with income below 400% of FPL, who are not Medicaid eligible, will receive federal subsidies to reduce the cost of commercial health plans purchased through the exchange. The 2013 General Assembly created a premium assistance program to aid in the transition to coverage through the exchange with the State paying 50% of the cost of commercial coverage, after subtracting what the parents are currently paying for RIte Care coverage and any federal tax credits or subsidies that are available.
Principal Governmental Services
Principal State governmental services are functionally divided into six major areas: General Government, Human Services, Education, Public Safety, Natural Resources, and Transportation. They are administered and delivered by fourteen departments, the Board of Education, and several public corporations. All expenditures by such State agencies, including those funded by federal and restricted use sources, are budgeted by the Governor and appropriated annually by the General Assembly. The following paragraphs describe the major functions of State government.

General Government
General Government provides general administrative services to all other State agencies and carries out State licensure and regulatory functions. General Government includes those agencies that provide general administrative services to all other State agencies and those that carry out State licensure and regulatory functions. This function includes most elected officials, administrative agencies, including, but not limited to, the Department of Administration, the DOR, the Department of Labor and Training, the Executive Office of Commerce, and the Board of Elections, and regulatory agencies including, but not limited to, the DBR and the Public Utilities Commission. The three major departments in the General Government function are the Department of Administration, the DOR, and the Department of Labor and Training.
Department of Administration
The Department of Administration (“DOA”) is generally responsible for all central staff and auxiliary services for the State, including planning, budgeting, personnel management, purchasing, information processing, accounting, auditing, building maintenance, property management, and labor relations. The Department of Administration directs accounting and fiscal control procedures and is responsible for preparing the State’s annual fiscal plan and capital development program. The Department of Administration also administers the State-wide planning program for the comprehensive development of the social, economic and physical resources of the State. The Department of Administration also includes the Office of Internal Audit, which examines the books of account of all State departments and agencies and determines whether audits should be performed in accordance with a risk-based evaluation.
The Department of Administration also includes the Office of Energy Resources, which is responsible for coordinating all energy-related matters, including energy security, energy efficiency, renewable energy and natural gas, and HealthSource RI.
Department of Revenue (DOR)
The DOR includes the Division of Taxation, the DMV, the Division of Lottery, the Division of Municipal Finance and the Office of Revenue Analysis. The DOR is also responsible for administering certain programs relating to State aid. Programs within the DOR are responsible for the assessment and collection of all taxes; administration and enforcement of all laws pertaining to the operation and registration of motor vehicles; administration of a lottery system; monitoring and reporting on the financial condition of Rhode Island’s cities and towns; and assisting cities and towns in financial distress.
Department of Labor and Training
The Department of Labor and Training is responsible for administering benefit payment programs, workforce development programs, workforce regulation and safety programs, and the Labor Relations Board. The Department of Labor and Training is responsible for administering the payment of benefits to qualified unemployed workers from taxes collected from Rhode Island employers under the Employee Security Act. The Department of Labor and Training is also responsible for administering payments to workers under the Temporary Disability Insurance Act and the Worker’s Compensation Act. The Temporary Disability Insurance Act provides for the payment of benefits to workers who are unemployed due to illness or non-work related injuries from taxes paid by all employees. The Worker’s Compensation Act provides for the payment of benefits to workers who are unemployed due to work related injuries from insurance premiums paid by employers. The Department of Labor and Training also operates Employment Resource Centers located throughout the State, which provide job referral, job placement and counseling and employment training and support services for adults and youths.

The Department of Labor and Training also enforces wage, child labor, parental and family medical leave laws; examines, licenses and registers professions such as electricians, pipefitters, and refrigeration technicians; and inspects all State buildings, public buildings, and city and town educational facilities for compliance with building codes. The Department also has primary responsibility for the collection of data on employment and unemployment in Rhode Island.  Additionally, the Department of Labor and Training has managed the continued significant increase in unemployment insurance benefits due to the COVID-19 pandemic and the related impact of fraudulent unemployment insurance benefits.
Human Services
Human Services includes those agencies that provide services to individuals, including medical assistance for eligible low-income populations (Medicaid, as described above) by EOHHS, care of the disabled by the BHDDH; child protective and social services provided by the DCYF; health programs at the Department of Health and DHS; and financial assistance and social services provided by DHS.
These departments are collectively under the managerial umbrella of the EOHHS. The EOHHS also functions as the “single state agency” for Medicaid administration in Rhode Island, maintaining full administrative oversight of the State’s Medical Assistance (Medicaid) Program, which includes the Children’s Health Insurance Program (“CHIP”).
Department of Human Services (DHS)
DHS administers and coordinates local, state and federal programs for cash assistance and social services. The responsibilities of the department include supervision of the following programs: child support enforcement, supplemental security income, general public assistance, supplemental nutrition assistance, TANF cash assistance, childcare assistance, home energy assistance, elderly transportation, and other services to the elderly. The Department also administers vocational rehabilitative services and services for the blind and visually impaired. The Department also manages the administrative and budgeting functions of the Office of Veterans Affairs and the Office of Healthy Aging.
RI Bridges/Unified Health Infrastructure Project (UHIP).
The RI Bridges system (“RI Bridges”), formerly known as UHIP, is the new Rhode Island integrated eligibility system serving approximately a third of the State’s population for various health and human services programs, such as Medicaid, the Supplemental Nutrition Assistance Program (“SNAP”) and Healthsource RI. Upon phase 2 of its implementation in September 2016, the system experienced many functional problems in enrollment and eligibility processing, most of which have since been addressed.
Across the RI Bridges system, the number of defects has decreased well ahead of stabilization targets, blocked case numbers have reached manageable levels and case processing outcomes have improved significantly since 2019. In FY 2020, the State capitalized on the improved system stability to deliver key enhancements required to maintain system compliance, improve customer experience, establish efficiencies for workers, and reduce the ongoing cost of maintaining and operating the system. In addition, a new Mobile Application, “HealthyRhode”, was added to the RI Bridges platform along with the delivery of digital notices. Significant work was also done to further automate the LTSS program including the addition of robotics processing automation which further reduced processing backlogs. In FY 2021, the State remained focused on system enhancements in order to increase participation in the RiteShare program, reduce SNAP payment errors, improve SSI processing and address ongoing Medicaid eligibility requirements. There are a number of items planned for FY 2022 work that would resolve prior audit findings, including the implementation of the interface with the Beneficiary Earnings Exchange Record System (“BEERS”).The State negotiated with the system developer, Deloitte, to recoup some of the system costs expended to date, to receive additional services at no charge, to fix and improve the system, and to cover any fines that may be levied against the State by the federal government. The State had not paid Deloitte since December 2016 and during that period the State negotiated $86 million in no-cost services and credits.
During 2020, the State negotiated a contract extension with Deloitte through June 2021, which secured millions in additional service discounts for the period of the extension, as well as a $50 million compensatory cash payment to the State, of which $19.9 million was paid to federal partners.  In June 2021, after a competitive procurement process, the State selected Deloitte for a 3-year maintenance, operations and enhancement support contract for the RI Bridges system.
In July 2021, EOHHS submitted to the federal government the federal fiscal year 2022 RI Bridges Implementation Advanced Planning Document (“IAPD”). Pursuant to the IAPD, EOHHS requested continued federal funding for the RI Bridges project, increasing the total cost of the project to $792.6 million, of which $73.9 million is allocated to federal fiscal year 2022. Project costs include development, maintenance and operations costs of RI Bridges since FY 2011, and operational costs for agencies served by the system. These include state personnel, a call center, and project management, business and technical support contracts. The State share is now projected at $202.6 million.
Department of Children, Youth, and Families (DCYF)
The DCYF is responsible for providing comprehensive, integrated services to children in the State in need of assistance. The Department is responsible for providing services to children who are without families or whose families need help in meeting the children’s basic needs. Major functions of the Department include investigating child abuse, delivering services directly to children and their families in their own homes or foster homes, developing and providing alternative community-based living situations and administering juvenile corrections facilities and programs.
Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (BHDDH)
BHDDH provides services that include hospitalization, housing, vocational programs, inpatient and outpatient treatment, counseling, rehabilitation, transportation, and hospital level care and treatment. BHDDH provides these services either directly through the Eleanor Slater Hospital system, which operates at two sites, the Cranston Unit and the Zambarano Unit, and the Rhode Island Community Living and Supports System (“RICLAS”), or through contracts with private, non-profit hospitals, and agencies. BHDDH organizes, sets standards for, monitors and funds programs primarily according to the nature of a client’s disability. BHDDH’s behavioral health services help people who have psychiatric disorders and severe mental illness, such as manic depression or schizophrenia. BHDDH’s developmental disabilities services assist people with disabilities like cerebral palsy, epilepsy, autism, behavioral problems and other physical and mental conditions. BHDDH hospitals provide long-term care for people who need medical treatment and nursing care for problems associated with chronic illness. BHDDH also provides substance abuse prevention and treatment services, in addition to gambling addiction services.
The State operated Eleanor Slater Hospital suspended billings to Medicaid for eligible patients due to certain concerns relating to the allowability of certain services billed to Medicaid and compliance with federal rate development requirements. After review of its current claiming practices and rate development procedures, the EOHHS (State Medicaid Agency) has submitted a State Plan Amendment to the Centers for Medicare and Medicaid Services (CMS), that, if approved, will allow Eleanor Slater Hospital to recommence billing to Medicaid for certain Medicaid eligible patients. A contingency may exist for Medicaid claims made by the hospital in prior fiscal years.

Department of Health
The Department of Health is responsible for the health of the citizens of Rhode Island and as such makes investigations into the causes of disease, the prevalence of epidemics and endemics among the people, the sources of mortality, the effect of location, employment and other conditions, ascertain the causes and the best means for the prevention and control of diseases or conditions detrimental to the public health. The Department of Health also operates the State laboratory and the Medical Examiner’s Office.
Education
Education includes elementary and secondary education and higher education, as well as arts funding, historical preservation and heritage support and atomic energy commission research activities.
The 17-member Rhode Island Board of Education (the “Board of Education”) is responsible for pre-school through postsecondary education in the State. Within the Board of Education are two councils, the Council on Elementary and Secondary Education and the Council on Postsecondary Education. Each of the councils focuses on regulatory and governance issues that pertain to their respective area.
Council on Elementary and Secondary Education
The Council for Elementary and Secondary Education is responsible for the formulation and implementation of State-wide goals and objectives for elementary, secondary and special populations education and for the allocation and coordination of various educational functions among the educational agencies of the State and local school districts. The Council also establishes education aid reimbursement payments to local school districts, operates the Rhode Island School for the Deaf, the Metropolitan Career and Technical School (the “Met School”) and William M. Davies, Jr. Career and Technical High School (“Davies”), and supervises the State’s vocational-technical schools. The Council also operates the Central Falls School District. The Council appoints a Commissioner of Elementary and Secondary Education to serve as its chief executive officer.
Continuance of State Takeover of Providence Public School District
The State, acting through the Board of Education and the Rhode Island Department of Education (“RIDE”), oversees the performance of schools and school districts that receive education aid funding. This oversight role includes adopting statewide standards for student performance, and annually assessing the performance of individual schools and school districts against such statewide standards. Pursuant to RIGL Section 16-7.1-5 (the “Crowley Act”), the State is required to intervene when a school or school district continually falls short of performance standards. State intervention initially consists of support and technical assistance.
In connection with its oversight role, RIDE identified the Providence Public School District (the “PPSD”) as consistently among the lowest performing districts in the State, based on objective criteria such as academic proficiency, absenteeism and graduation rates. Pursuant to the Crowley Act, the State, in collaboration with the PPSD, attempted to improve the PPSD through operational, policy and financial support, all of which were unsuccessful.
In May 2019, following the release of standardized test scores showing low levels of English and math proficiency among PPSD students, RIDE engaged the Institute for Education Policy at Johns Hopkins University (the “Institute”) to conduct a review of the PPSD to identify the challenges impeding reform efforts. The Institute’s review included a study of academic outcomes, observation of classroom instruction and interviews with students, teachers, administrators and community members. After completing its review, the Institute released a report in June 2019 (the “Hopkins Report”), which identified systemic deficiencies in the performance of the PPSD, including with respect to governance structure, management, health and safety, facilities, curriculum and academic instruction. The Hopkins Report concluded that such deficiencies were the cause of widespread unsatisfactory academic outcomes for PPSD students and demoralized teachers, staff, administrators and parents.
Pursuant to a decision and order of the Commissioner of Education dated October 15, 2019, the State assumed governance and management responsibility for the PPSD effective November 1, 2019. The State appointed a “turnaround superintendent” to manage PPSD operations and develop and implement a long-term improvement plan for at least the next five years, effective February 2, 2020.
More than one year into the State intervention, the Commissioner of Education and the new superintendent have implemented changes including unifying Math and English Language Arts curriculum options, increasing professional development for teachers and improving support for multilingual learners (the majority of the PPSD students).
In connection with this work, the State continues to be responsible for budget deficits and other costs relative to the district, subject to the State appropriations and budget process. The extent of such costs is difficult to gauge, even absent the effects of the COVID-19 pandemic.
Council on Postsecondary Education
The Council on Postsecondary Education is responsible for the formulation and implementation of broad goals and objectives for public higher education in Rhode Island, including a comprehensive capital development program. In addition, the Council holds title to the public colleges the State, Rhode Island College, and the Community College of Rhode Island (collectively, the “State Colleges”). Although there is institutional autonomy, the Council is responsible for general supervision of public higher education, including adoption and submittal of the State higher education budget, property acquisition and management and approval of organizational and curriculum structures. The Commissioner of Postsecondary Education is appointed by the Council to serve as chief executive officer of the Council. RIHEBC issues revenue bonds from time to time on the Council’s behalf to finance various capital improvements for the State Colleges and URI, which revenue bonds are supported by certain revenues derived by the State Colleges and URI and/or certain appropriations made by the State to the State Colleges.
Effective February 1, 2020, a new Board of Trustees for URI was established. This new Board assumed all powers and authority previously maintained by the Board of Education and Council on Postsecondary Education with respect to URI. The new Board of Trustees consists of seventeen (17) members appointed by the Governor with the advice and consent of the Senate. The Council on Postsecondary Education continues to oversee Rhode Island College and the Community College of Rhode Island.
Public Safety
Public Safety includes those agencies responsible for the safety and security of the citizens of Rhode Island. Agencies included in this area of State government are the Department of Public Safety, the Department of Corrections, the Judicial Department, and the Attorney General’s office.
Department of Public Safety
The Department of Public Safety is comprised of the following agencies: State Police, E-911 Emergency Telephone System, Municipal Police Training Academy, Sheriffs, Capitol Police, and the Public

Safety Grant Administration Office. The Director of the Department of Public Safety also serves as the Superintendent of the Rhode Island State Police.
Department of Corrections
The Department of Corrections is responsible for the confinement of sentenced and pre-trial adult offenders, the provision of various programs to encourage and assist offenders in modifying their behavior, and the provision of custody and program services for offenders sentenced or otherwise placed in community supervision.
The Department of Corrections is made up of two main programmatic areas, Institutional Corrections and Community Corrections. Institutional Corrections includes seven separate facilities and associated support services. Within Community Corrections are Probation and Parole, the Home Confinement Unit, a Risk Assessment Unit and the Furlough Program. Also included within the Department of Corrections budget, but with independent decision-making authority, is the State Parole Board.
The Department of Corrections also operates the Central Distribution Center, which purchases and warehouses food and other supplies for redistribution to State agencies and operates the Correctional Industries Program which employs inmates to manufacture various products or provide services to State and local agencies and non-profit organizations.
Natural Resources
Natural Resources includes those agencies responsible for protecting the natural and physical resources of the State and regulating the use of those resources. Agencies included in this area of State government are the DEM and the Coastal Resources Management Council.
Department of Environmental Management (DEM)
The Department of Environmental Management (“DEM”) has primary responsibility for environmental programs and bureaus of the State. DEM is charged with the preservation and management of Rhode Island’s forests, parks, beaches, farms, fisheries and wildlife and with monitoring, controlling and abating air, land and water pollution. In addition, DEM plans, licenses and enforces laws regulating refuse and hazardous waste disposal, pesticides, individual sewage disposal systems, and non-coastal freshwater wetlands. DEM also works with the Coastal Resources Management Council to protect the State’s coastline and with the Water Resources Board and Department of Health to protect watersheds and ensure sufficient drinking water supplies. DEM is responsible for operating all State parks, beaches, and recreation facilities including bathing areas, public campsites, historical sites and more than 40,000 acres of public land. DEM also operates commercial fishing ports in Galilee and Newport that house most of the State’s commercial fishing fleet. DEM administers grant and loan programs for municipal and non-profit organizations, and anti-pollution, open space, and recreational development and farmland acquisition programs.
Transportation
Transportation comprises the road construction, road maintenance, mass transit, and planning activities of RIDOT. The Department administers the Intermodal Surface Transportation Fund and within the Fund, the RIHMA, to fund transportation expenditures from dedicated user-related revenue sources. This highway fund concept has the advantage of relating the funding of transportation projects to those who utilize the services provided by those projects, by means of financing mechanisms paid directly by those end-users. This concept is also intended to provide a stable revenue stream to enable transportation projects to be financed on a pay-as-you-go basis.

Department of Transportation (RIDOT)
RIDOT is responsible for the integration of all modes of transportation into a single transportation system. RIDOT is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by RITBA), and the administration of State and federal highway construction assistance programs.
Financial Assistance and Oversight of Local Governments
Local Tax Relief
Starting in FY 2000, the local property tax levy on motor vehicles and trailers was to be phased out over seven years (subject to annual review and appropriation by the General Assembly) by providing increasing mandated exemptions against the assessed value of all motor vehicles. Local communities were to be reimbursed by the State for the value of the exempted amounts. The program was modified in subsequent legislative sessions. The General Assembly reduced the minimum mandatory exemption required to $500 (from $6,000) and appropriated $10.0 million annually for this program for FY 2011 through FY 2017.
In the 2017 Session, the General Assembly enacted changes to the Motor Vehicle Excise Tax Reimbursement Program that will end the ability of municipalities and Lincoln fire districts to tax motor vehicles over time, ultimately allowing no tax in FY 2024. As of the date of this Official Statement, there is a pending proposal to accelerate the phaseout of the Motor Vehicle Excise Tax beginning in FY2023. The City of East Providence and Saylesville Fire District commenced the phase out one year later due to local use of a different fiscal year. The proposal for the accelerated phase out of the Motor Vehicle Excise Tax would not apply to the City of East Providence or the Saylesville Fire District. Municipalities will be reimbursed by the State for the lost tax revenues. The minimum exemption and discount to the retail value will grow over a period of six years until the tax is no longer levied. The FY 2021 Enacted Budget includes $37.5 million for this program, which is $52.7 million less than provided in FY 2020. This reduction in aid was offset with new federal funding from the CARES Act to assist communities with costs incurred as a result of the pandemic. The FY 2022 Recommended Budget includes $139.5 million for this program, based on a forecast using the most recent tax levy data provided by municipalities and fire districts at the time the estimate was generated and continues the planned phase-out of this tax on the currently enacted schedule.
Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (“PILOT”) program and distressed communities aid program.
State Aid to Local Communities Education Aid
The largest category of State aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirement benefits for teachers.
In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula distributes education aid spending among school districts, State-operated schools, and charter schools. For school districts that receive more money under the new formula, the increase was phased in over seven years (through FY 2018). For school districts that receive less money under the new formula, the decrease was phased in over ten years (through FY 2021). The funding formula aid program disburses funding to communities based on many factors, including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced-price meals.

In 2015, the General Assembly created the School Building Authority under the Department of Elementary and Secondary Education, and RIHEBC is charged with administering the School Building Authority Capital Fund. The School Building Authority is a funding mechanism designed to provide upfront funding for school projects. In 2018, voters approved $250.0 million in general obligation bonds to fund the School Building Authority Capital Fund.
In FY 2022, not including aid to State-operated schools, the General Assembly authorized $1,029.5 in education aid to local school districts and charter schools through the funding formula ($1,060.7 million with the inclusion of formula aid to the State-operated Davies, the Met School, and the Rhode Island School for the Deaf). Included in this amount are stabilization funds to restore the State aid reduced due to the ten-year transition of the funding formula for the Davies, the Met School, and the Central Falls School District (currently, the State pays 100% of the local contribution for Central Falls).
In addition to redistributing current aid levels, the formula establishes nine categories of funding outside of the core formula amount. These categories are subject to appropriations and may be reduced if demand exceeds the available funding, however they are integral parts of the funding formula. Under these categories, the State will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, the amount of the cost of any special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program) and support for English learners for new and innovative programs. Prior permanent bonuses for regionalized school districts were replaced with temporary bonuses that phase out over two years. The State appropriated aid totaling $37.5 million for these categories in the FY 2022.
There are also a handful of aid categories still being funded that pre-date the funding formula. In FY 2022, the General Assembly enacted general aid support of $4.4 million for internet access, administering the school breakfast program, textbooks for non-public schools, aid to the State’s recovery high school, and for a payment based on the number of group home beds in each community.
In addition to funding of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations. Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter. The level for each individual community is based upon the relationship between student enrollment and community wealth and takes into consideration the relative weight of school debt in the respective city or town to its total debt. The definition of reimbursable expenditures includes capital expenditures and debt service, including payments made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account. The State appropriated $80.0 million for this category in the FY 2022 Enacted Budget.
The final major category of State aid is State funding of a portion of teachers’ retirement costs. Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the State. Effective July 1, 2012, there is a defined contribution plan, which features both employer and employee contributions. For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%. These payments are made directly to the Employees Retirement System of Rhode Island. The only public-school teachers who do not participate in this system are those at State-operated schools that are staffed by State employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and the Metropolitan Career and Technical School. The FY 2022 Enacted Budget includes $123.9 million in State share contribution based on projected expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (“PILOT”) program and distressed communities aid program.
Payment in Lieu of Taxes
The PILOT program authorizes the General Assembly to annually appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Eligible properties included in this program are private, non-profit institutions of higher education, non-profit hospitals, State owned and operated hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred residents. Article 2 of the FY 2015 Appropriations Act made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality’s assessment data for the following year’s fiscal payment, whichever is later. This change went into effect as of July 1, 2015. The FY 2022 Enacted Budget includes $46.1 million for this program, which is $26.9 million more than provided in FY 2021. Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.
Distressed Communities Relief Fund
The State makes payments to communities identified as distressed based upon criteria established by RIGL Section 45-13-12. Based on these criteria, the following municipalities are expected to receive distressed communities’ funds in FY 2022: Central Falls, Cranston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket. Most funds are distributed based on the ratio of an eligible municipality’s tax levy to the total tax levy of all eligible municipalities. When a community falls out of the program, it receives a one-time transition payment of 50% of the prior year requirement, exclusive of any reduction for first year qualification. When a new community qualifies for the program, that community receives 50% of current law requirements for the first year. The remaining 50% is distributed to the other distressed communities proportionately. Appropriations of $12.4 million for the Distressed Communities Relief Fund were included in the FY 2022 Enacted Budget, which is $9.8 million more than provided in FY 2021.
Library Aid
State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library. A portion of library aid is disbursed directly to local libraries, including private libraries, with the remainder disbursed to the individual cities and towns. Appropriations of $8.8 million are included in the FY 2022 Enacted Budget. The FY 2022 Enacted Budget also includes an appropriation of approximately $2.1 million to provide reimbursement to cities and towns for debt service in the construction of libraries.
Other Aid
Rhode Island also distributes to communities the proceeds of a state-wide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. Funds collected from this tax are distributed to cities and towns within the State, based on the ratio of the city or town population relative to the population of the entire State; the FY 2022 Budget includes an estimated $12.6 million to be distributed.
The State also distributes a 1.0% meals and beverage tax per the proportion of that tax collected in each community. For the FY 2022 Budget, the meals and beverage tax is estimated at $27.2 million. Similarly, the State distributes a 1.0% local hotel tax, as well as a 25.0% local share of the State 5.0% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality. In the FY 2022 Budget, an amount of $7.6 million from these hotel taxes is estimated to be distributed.
The State also provides funds through the Airport Impact Aid program to cities and towns that host airports and expects to distribute a total of $1.0 million in FY 2022.
General Fund Operating Results and Free Surplus
State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. By law, unexpended balances of the Judicial and the Legislative branches are reappropriated at their request. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.
The Governor is required to submit a balanced budget. The General Assembly is also required to enact a balanced budget.
The Budget Office is required to prepare quarterly reports which project the year-end balance assuming current trends continue under current laws, and the typical cyclical expenditure patterns prevail over the course of the year. These consolidated reports are released within forty-five days of the end of each of the first three quarters of the fiscal year.
The State Budget Officer is also a principal in the REC, which is held each November and May to estimate revenues and caseloads for the current fiscal year and the budget year. The REC was created in 1990 to provide the Governor and the General Assembly with estimates of general revenues. The principals of the REC are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. The principals hear testimony from the State’s outside economic consultant, IHS Markit, on economic forecasts for the United States and the State. The REC is required by statute to meet at least twice a year (specifically, November and May) but can be called at any other time by any member. The principals must reach consensus on revenues. In 1991, the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the REC, was established to adopt welfare and medical assistance caseload estimates.
Also, the Budget Office is required to publish five-year forecasts of expenditures and revenues for submission to the General Assembly as part of the annual budget process, and these forecasts over the years, based upon the information then available, have generally projected that out year expenditures will exceed revenues, at times by a substantial amount. The most recent five-year forecast was generated by the House Fiscal Office as part of the FY 2022 budget process. The House Fiscal Office's most recent projections for FY 2023 through FY 2026, which are based on the FY 2022 Enacted Budget, forecasted deficits of $177.4 million in FY 2023, $226.0 million in FY 2024, $201.9 million in FY 2025, and $203.9 million in FY 2026. These values also do not assume use of any of the $1.1 billion in American Rescue Plan Act stabilization funds for revenue replacement over the next few years, which is an allowable use of these funds in accordance with guidelines. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e., taxes, fines, fees, etc.) will be required and/or expenditure controls will be put into effect.

FY 2021 Preliminary Closing
The State Controller issued the FY 2021 Preliminary Closing Statements on September 1, 2021. These statements reflected a general fund surplus of $332.4 million, which was $51.0 million greater than assumed in the final FY 2021 enacted budget. General revenue receipts were $213.6 million higher than estimated, with the personal income tax up $75.0 million, the business corporations tax up by $87.0 million, the sales tax up by $49.6 million, and the lottery revenue up by $9.5 million. The insurance companies tax was down by $3.7 million and the public utilities gross earnings tax was down by $5.7 million. General revenue expenditures were $150.5 million more than budgeted, wholly attributable to a financial statement presentation requirement that FY 2021 FEMA eligible expenditures of $216.5 million, which will be reimbursed during FY 2022 upon FEMA approval, be classified as general revenue expenditures. The largest surplus occurred in the EOHHS at $17.9 million, followed by $12.2 million in the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals. These surpluses were offset by deficits in the Department of Health ($178.4 million), the Department of Administration ($16.1 million), and the RI Emergency Management Agency ($10.4 million).). The Cash Stabilization Account was funded at $228.3 million.
FY 2022 Enacted Revenues
Total General Revenue
The FY 2022 Enacted Budget estimates general revenues of $4.411 billion, an increase of 4.6 percent from the enacted FY 2021 amount.
Personal Income Tax
The personal income tax is the largest source of general revenues with $1.549 billion in the FY 2022 Enacted Budget; reflecting anticipated growth of $8.9 million or 0.6 percent from enacted FY 2021 revenue.
As discussed in the "State General Fund Revenues" section, the federal PPP changes will impact the State in FY 2022, with an expected personal income tax revenue loss of approximately $15.2 million. The proposal to “decouple” the State from these federal changes is expected to recover approximately $14.4 million in revenue in FY 2022. Across both fiscal years, the State is expected to lose $44.1 million in revenue, and gain $14.9 million in revenue through decoupling.
General Business Taxes
Business corporations tax revenues are estimated to reach $179.0 million in the FY 2022 Enacted Budget; reflecting anticipated growth of $63.4 million or 54.8 percent from enacted FY 2021 revenue. The main driver of this growth is the impact of forgiven PPP loan expense deductibility, which is concentrated in FY 2021. The expected businesses corporations tax revenue loss is $27.0 million in FY 2022, compared to $57.6 million in FY 2021. The proposal to “decouple” the State from these federal changes is expected to recover approximately $31.8 million in revenue in FY 2022. Across both fiscal years, the State is expected to lose $84.6 million in revenue, and gain $32.9 million in revenue through decoupling.
Insurance company gross premiums tax revenues are projected to reach $138.0 million, an increase of $2.9 million or 2.2% from the enacted FY 2021 revenue.
The projected health care provider assessment is $38.8 million, an increase of $2.2 million from the enacted FY 2021 revenue.

The FY 2022 Enacted Budget anticipates revenues totaling $131.4 million for the public utilities gross earnings tax, the financial institutions tax and the bank deposits tax, a decrease of $5.3 million from the enacted FY 2021 revenue.
Sales and Use Taxes
Sales and use taxes revenues are expected to yield $1.301 billion in the FY 2022 Enacted Budget, reflecting anticipated growth of $12.9 million or 1.0 percent from enacted FY 2021 revenue.
Excise Taxes (Other than Sales and Use Taxes)
The FY 2022 Enacted Budget includes excise taxes (other than sales and use taxes) of $179.4 million, a decrease of $3.4 million or 1.9 percent from the enacted FY 2021 revenue. The bulk of this revenue is from the cigarette excise tax, and the long-term decline in cigarette consumption drives this negative growth.
Other Taxes
Revenues for the estate and transfer tax, racing and athletics tax and realty transfer tax, totaling $64.8 million, $3.6 million or 5.8 percent greater than enacted FY 2021 revenue.
The FY 2022 Enacted Budget modified the real estate conveyance tax to add a new bracket for properties valued over $800,000. The marginal revenue from this change, which would be effective January 1, 2022, is estimated to be $1.9 million (with an annualized impact of around $4 million). This revenue will be deposited into a new restricted receipt account called the Housing Production Fund.
Departmental Receipts
The FY 2022 Enacted Budget includes $422.3 million in departmental receipts revenues, $23.4 million more than enacted FY 2021 revenue. The FY 2022 Enacted Budget includes a reenactment of the hospital licensing fee at 5.725 percent of net patient-services revenue, using hospital fiscal year 2020 as the basis of that patient revenue figure. The FY 2022 rate of 5.725 percent represents an increase from the 5 percent rate used for FY 2021. However, the use of hospital fiscal year 2020 as the basis for the fee negatively impacts revenue, given that 2020 includes the pandemic recession. The FY 2022 fee will generate revenues of $170.2 million, representing an increase of $7.8 million from FY 2021.
The FY 2022 Enacted Budget includes $1.1 million in net departmental receipt increases. A planned delay of the State's license plate reissuance until FY 2023 reduces revenue by $3.4 million, and the elimination of the State's sales tax permit fee reduces revenue by another $0.4 million. This is offset by increases to the State's broker-dealer license fee (yielding $2.7 million), and various fees related to environmental management and other areas.
Other Sources
The FY 2022 Enacted Budget includes the other sources component of general revenues total of $402.4 million, an increase of $84.1 million or 26.4 percent above enacted FY 2021 revenue. Other sources of general revenue are comprised of the lottery transfer, other miscellaneous revenues and the unclaimed property transfer.

Rhode Island Lottery revenues are anticipated in the amount of $375.9 million, reflecting growth of 30.1 percent from enacted FY 2021 revenues. After a gradual reopening of the state's casinos in FY 2021, FY 2022 is expected to see a full year of normal operations.
American Rescue Plan
The American Rescue Plan (“ARP”) was signed into law by President Biden on March 11, 2021. ARP was the sixth COVID-19 relief bill enacted by Congress and provides approximately $1.9 trillion in assistance. ARP includes significant fiscal relief funding for state and local governments, as well as additional funding for numerous federal grant programs.
Rhode Island is expected to receive approximately $1.13 billion in discretionary stimulus funds. States are waiting for official guidance from the U.S. Treasury on the permitted uses of these funds, but the ARP legislation provided that this funding should be used to (1) respond to the public health emergency or its negative economic impacts; (2) assist workers performing essential work; (3) support government services to the extent of a reduction in revenue due to the public health emergency; and (4) make necessary investments in water, sewer or broadband infrastructure.
While awaiting federal guidance, Governor McKee has begun a process to establish the strategic priorities on the use of these funds based on the following principles:
•	Setting Rhode Island on a path to greater fiscal resilience;
•	Making good quality education available to all Rhode Island students;
•	Building an inclusive economic recovery and getting Rhode Islanders back to work;
•	Investing in infrastructure that ensures sustainability.
FY 2022 Enacted Expenditures
The General Assembly enacted a budget with total expenditures of $13,120.8 million, which is $1,204.2 million less than enacted by the 2021 General Assembly for FY 2021 and $629.4 million less than the Governor recommended for FY 2021. The FY 2022 Enacted Budget contains $4,550.8 million from general revenues, which is $568.2 million more than enacted for FY 2021 and $669.2 million more than the Governor recommended for FY 2021.
Both the final FY 2021 Budget and FY 2022 Enacted Budget included significant appropriations of federal funds made available to the State under various COVID-19 related legislation, including the $1.25 billion provided under the CARES Act. The General Assembly did not enact any new revenue or budget initiatives recommended by the Governor, nor any major budget reductions to agency budgets that were not offset by a corresponding increase in federal or other source revenue.
Expand Access to Mental Health and Substance Use Disorder Services. The FY 2022 Enacted Budget includes the Opioid Stewardship Fund (OSF), comprised of registration fees paid by manufacturers and distributors of opioids. The proposed OSF-funded initiatives total approximately $5.2 million and focus on expanding addiction treatment services.
Medication-Assisted Treatment Expansion. The FY 2022 Enacted Budget includes an increase of $846,628 to expand the Medication-Assisted Treatment (MAT) program at the Adult Correctional Institutions (ACI). The program offers medication-assisted substance use treatment, typically in the form of

Suboxone, to incarcerated persons. With the additional funding, MAT will be offered the night of commitment to people whose stays in the ACI may not be long enough to support traditional induction into the program.
Prescription Drug Monitoring Program Improvements. The FY 2022 Enacted Budget includes additional funding for the Prescription Drug Monitoring Program (PDMP). The PDMP collects dispensing data for Schedule II, III, and IV prescriptions from all pharmacies in the state. An allocation of $135,000 to the Executive Office of Health and Human Services is included for system integration work to allow prescribers and pharmacists to log into the PDMP through their own electronic health records, improving their ability to help stem the State’s opioid epidemic.
Behavioral Health Online Database Enhancement. The FY 2022 Enacted Budget includes $350,000 in the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals’ behavioral health database system to secure a 90 percent federal match. The agency intends to use this funding to develop a replacement for the Behavioral Health Online Database, which would enhance the ability to conduct evaluation and analytics on substance use disorder services and open the door to future expansions, such as a centralized waitlist for residential treatment.
Recovery Friendly Workplace Expansion. The FY 2022 Enacted Budget allocates an additional $200,000 to the Recovery Friendly Workplace program to foster a supportive environment within workplaces for individuals who are recovering from substance use disorders. The initiative is implemented through the Recovery Friendly Workplace organization at Rhode Island College, and provides coaching and counseling to employers to promote recovery supports in the workplace.
Recovery Housing for Alcohol Use Disorder. The FY 2022 Enacted Budget includes an additional $780,000 to support recovery and supportive housing for people with alcohol use disorder. Current State
Opioid Response (SOR) grants from the federal government provide supportive housing for individuals recovering from opioid or stimulant abuse but are no longer available for individuals recovering from alcohol use disorder. The funding will ensure that housing vouchers and other supportive services remain available to meet the needs of this population.
Small Business Assistance Program. The FY 2022 Enacted Budget includes $650,000 in general revenue financing for the Small Business Assistance Program, which supports small businesses and entrepreneurs in Rhode Island that have difficulty obtaining credit from traditional lending organizations. It allows lending partners to provide technical assistance services, including business planning, financial education, credit counseling, and marketing advice.
Cash Flow
The State’s cash position has remained positive for the past nine years and has allowed the State to avoid having to issue tax anticipation notes since FY 2012. As described further below under “State Direct Debt/Tax Anticipation Notes/Liquidity Facilities”, the State did establish two lines of credit for $150.0 million each at the start of the COVID-19 public health emergency. The minimum draw of $5.0 million from each line was in place for most of the last year, but both lines were repaid and terminated in March 2021.
Current projections for the State’s cash position remain positive and the State does not currently anticipate having to issue tax anticipation notes during FY 2022.

State Indebtedness
Authorization and Debt Limits
Under the State Constitution, the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, this limitation has been judged to include all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes and bonds and obligations guaranteed by the State. However, non-binding agreements of the State to appropriate monies in support of obligations of a public corporation, such as the Capital Reserve Funds (defined below) of Commerce RI and RI Housing, or to appropriate monies to pay rental obligations under state long-term leases, such as the State’s lease agreements with RICCA, are not subject to this limitation.
Public Finance Management Board and Debt Affordability Study
Public Finance Management Board
The Public Finance Management Board (the “PFMB”) was created during the 1986 Session of the General Assembly to provide advice and assistance to issuers of tax-exempt debt in the State. The PFMB is charged with the responsibility of collecting, maintaining and providing information and advice on state, municipal and regional authorities, agency boards, commissions, public or quasi-public corporations, and fire districts and other special districts having authority to issue revenue or general obligation bonds or notes or various types of conduit debt or enter financing leases. The Chair of PFMB is the General Treasurer of the State, and personnel within the Treasurer’s Office provide staffing. As part of the FY 2017 Appropriations Act, the General Treasurer requested, and the General Assembly approved certain changes to the statutes governing PFMB to require additional reporting on debt from public issuers in the State and to authorize funding to support the creation of a new Office of Debt Management within the General Treasurer’s Office.
Since January 1, 2017, the PFMB has been required to annually report the total amount of public state, regional, municipal, public and quasi-public corporation, and fire district and other special district debt authorized, sold and unsold. The PFMB is also required to undertake a Debt Affordability Study (“DAS”), which must include recommended limits for debt capacity at least every two years for each public issuer.
To support these new PFMB functions, the PFMB has amended its rules and regulations and instituted a policy to expand the assessment of its statutory fee of 1/40th of 1% of the principal amount of each debt issuance to the lead underwriter or purchaser of any taxable or tax-exempt debt issue in the State in the amount of $1 million or more. This fee will now also be assessed on refunding issuances. The PFMB has implemented a policy to exclude fees on leases. Taken together, these legislative changes empower the PFMB to improve public debt management and oversight in Rhode Island.
The PFMB is also authorized to allocate private activity tax exempt, taxable and/or federal tax credit bond issuance capacity under Section 146 of the Internal Revenue Code of 1986 among all issuers in the State of Rhode Island.
All issuers of debt are required to submit a notice of proposed sale and a notice of final sale to the PFMB. However, failure to do so does not affect the validity of the issuance of any obligation.

Debt Affordability Study-Debt Ratios
In spring 2019, the PFMB issued its second DAS which expanded upon the initial 2017 study by providing not only information on debt and pension liabilities, but also other post-employment liabilities of the State, municipalities and quasi-public agencies in the State. This study is believed to be the first of its kind in the nation to set recommended debt limits that incorporate debt, pension and other post-employment benefits (“OPEB”) liabilities, and the first to include the indebtedness of nearly all public debt issuers in a state, including special districts and quasi-public corporations. The study sets non-binding guidelines to protect Rhode Islanders from incurring debt that is out of proportion with the ability of the impacted population to repay.
The PFMB considered several factors in developing the study’s debt affordability targets: for each issuer, the PFMB considered relevant peer comparisons, ratings agency guidance, and legal requirements set forth in statutes and bond indentures. These affordability limits are purely advisory and represent what the PFMB views as prudent levels of indebtedness given the available information.
The PFMB found the debt burden of the State to be manageable, but above many national peers and recommended a slight reduction to the State’s prior recommended debt affordability limits. Most municipal borrowers are found to be borrowing within acceptable limits, but the study notes that some municipal borrowers carry debt and pension liabilities more than their affordability targets. There are also some quasi-public corporations in Rhode Island that are at, or above, their recommended targets.
The PFMB has adopted and from time-to-time revised Credit Guidelines (the “Credit Guidelines”) for use in evaluating certain elements of the State’s debt burden. The current guidelines as contained in the DAS are as follows: State Tax-Supported Debt to personal income not to exceed 4.0%, and annual debt service to general revenue not to exceed 7.0%. The PFMB will consider revising the Credit Guidelines concurrently with each biennial DAS. In connection with the development of the FY 2022 budget for capital projects, the State estimated net State Tax-Supported Debt to be 2.73% of personal income in FY 2021, and annual debt service to be 5.83% of general revenues in FY 2021. It is anticipated that fluctuations of this ratio over the long-term will be affected by both variations in personal income levels, general revenues and debt issuance. PFMB monitors the total amount of State Tax-Supported Debt, Contingent Obligations (defined below) and Agency Revenue Debt (defined below) in relation to the State’s personal income and general revenues. The Credit Guidelines may be exceeded temporarily under certain extraordinary conditions. The Credit Guidelines provide that if a guideline is exceeded due to economic or financial circumstances, PFMB should request that the Governor and the General Assembly recommend a plan to return debt levels to the Credit Guidelines within five years.
The PFMB also recognizes that it may be appropriate to temporarily exceed affordability targets for quasi-public corporations and municipal entities if increased capital spending is needed to manage emergency situations or revenues are temporarily impaired by economic downturns. However, issuers of public debt should endeavor to return to their target ratios in normal economic circumstances.
Debt Affordability Study-Combined Debt and Pension Ratios
Prior to the 2019 DAS, no state had added a metric accounting for unfunded pension and other post-employment benefits (“OPEB”) liabilities in their debt affordability analysis. However, since rating agencies have incorporated pension ratios in the updated rating methodology for states, other states will likely eventually incorporate a metric accounting for pension and OPEB liabilities.
An annual required contribution (“ARC”) is the actuarially-determined amount (expressed as a dollar amount or percentage of payroll) that a public employer is required to contribute annually to a pension or OPEB plan. The funding of the ARC is a gauge of the effort states are making to fund such pension or OPEB plans. A state that has paid the ARC in full has met its obligation to cover the benefits accrued that year and to pay down a portion of any liabilities that were not pre-funded in previous years. Assuming projections of actuarial experience hold true, a payment less than the full ARC means the unfunded liability will grow and require greater contributions in future years. The unfunded actuarially accrued liability (“UAAL”) is the appropriate pension and OPEB liability measure since it is the basis for determining a portion of the ARC. In the 2019 DAS, the PFMB recommends the following ratios for its combined debt, pension and OPEB obligations for the State:
•	The PFMB recommends that Net Tax Supported Debt Service + Pension ARC + OPEB ARC to General Revenues not exceed 18%.
•	The PFMB recommends that Debt + Pension Liability UAAL + OPEB UAAL to Personal Income not exceed 12%.
The PFMB also recommends the State continue to fund 100% of its ARC for pension and OPEB plans.
State Direct Debt
State direct debt includes tax anticipation notes (“TANs”) and general obligation bonds. The full faith and credit of the State are pledged to the payment of principal and interest on this debt. If future state revenues are insufficient to make the required principal and interest payments to bondholders and noteholders, the State is legally required by its contract with bondholders and noteholders to raise taxes to meet these obligations.
Tax Anticipation Notes/Liquidity Facilities
The State is authorized to borrow in any fiscal year without consent of the people an amount in anticipation of State tax receipts not in excess of 20% of the tax receipts for the prior fiscal year and may borrow an additional amount in anticipation of all other non-tax receipts not in excess of 10% of such receipts in the prior fiscal year, provided the aggregate of all such borrowings must not exceed 30% of the actual tax receipts during the prior fiscal year. Any such borrowing must be repaid during the fiscal year in which such borrowing took place. No money can be borrowed in anticipation of such receipts in any fiscal year until all money so borrowed in all previous fiscal years shall have been repaid. The maximum amount of borrowing is further constrained by statute such that the aggregate borrowing cannot be more than the amount stipulated by the General Assembly by general law. The full faith and credit and taxing power of the State are pledged to the payment of TANs and interest thereon. The State last issued TANs in FY 2012 and does not anticipate having to issue tax anticipation notes during FY 2022.
As a result of the downturn in the economy due to the COVID-19 pandemic in the Spring of 2020, the State’s cash resources were projected to decline substantially. The Governor requested authority to borrow up to $300.0 million for short-term cash needs from the Disaster Emergency Funding Board, which is comprised of the Speaker of the House of Representatives, the Senate President and the Chairs of the House and Senate Finance Committees. This board has the statutory authority to authorize borrowing during a declared emergency. The board granted this authority on March 26, 2020. The General Treasurer set up two lines of credit with lending institutions, from which $25.0 million was drawn down from the first line on March 31, 2020 and $10.0 million from the second line on April 13, 2020. Upon receipt of the $1.25 billion of Coronavirus Relief Fund money in late March 2020, the State repaid $20.0 million of the first line and $5.0 million of the second line. Both lines of credit required a minimum draw of $5.0 million to remain active. On March 17, 2021, the State redeemed the $5.0 million outstanding under each line of credit and terminated the agreements with the two lending institutions.
General Obligation Bonds and Bond Anticipation Notes (“BANs”)
The State Constitution provides that the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above includes all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by RII-RBA. Although non-binding agreements of the State to appropriate monies are not subject to this limitation, such agreements must be authorized by law. As of October 1, 2021, $576.0 million in general obligation bonds have been authorized but remain unissued.
State Tax-Supported Debt
State tax-supported debt (the “State Tax-Supported Debt”) is debt for which the ultimate source of payment is, or may include, appropriations from the State’s General Fund. The State Tax-Supported Debt does not have the full faith and credit of the State pledged to it, but it may have the full faith and credit of another public issuer.
State Tax-Supported Debt is not considered “legal” debt under the State Constitution because the State’s payments on the debt obligations, even if they are the subject of a contractual commitment, are subject to annual legislative appropriation. As a result, voter approval of such debt is not required.
State Tax-Supported Debt includes: (i) lease-purchase financing obligations (structured as certificates of participation (“COPs”)), (ii) certain bonds issued by Commerce RI and RITBA, the primary payment sources for which are State appropriations, (iii) lease revenue bonds issued by RICCA, and (iv) certain bonds issued by RIHEBC for the City of Central Falls school project, the primary payment sources for which are State appropriations.
Financing Obligations Authorized under Rhode Island Public Corporation Debt Management Act
Historically, State Tax-Supported Debt has been authorized by special legislation. Pursuant to the Rhode Island Public Corporation Debt Management Act, Chapter 35-18 of the RIGL, subject to certain limited exceptions, no elected or appointed State official may enter into any financing lease or into any guarantee with any person, and no bonds may be issued or other obligation incurred by any public corporation (other than RISLA, RI Housing and RIIFC, RIIB, NBC, with certain exceptions, RIHEBC) to finance, in whole or in part, the construction, acquisition, or improvement of any essential public facility, without the prior approval of the General Assembly. The General Assembly approves such obligations through the passage of a Joint Resolution by the Senate and the House of Representatives. An “essential public facility” includes roads, bridges, airports, prisons, reservoirs, waste and wastewater treatment facilities, educational facilities, and any other facilities used by any State agency, department, board, or commission to provide services to the public (but excluding personal property).
The following public corporations have been authorized to issue State Tax-Supported Debt:
I-195 Commission. The I-195 Commission is authorized by State law to purchase I-195 surplus land from RIDOT and to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties. Also included in this legislation was authorization for Commerce RI to issue bonds or other obligations not to exceed $42,000,000 to finance the acquisition by the I-195 Commission of the surplus land from RIDOT. In 2013, Commerce RI issued bonds for that purpose in the aggregate principal amount of $38,400,000, of which $37,780,000 was outstanding as of June 30, 2021. These funds were paid to RIDOT and were used to complete the relocation project, including road reconstruction and other infrastructure improvements to the surplus land. The Commerce RI Bonds are payable from State-appropriated funds and pledged receipts derived from the sale, lease, transfer, or disposition of the surplus property acquired by the I-195 Commission. The revenue from this financing, in combination with residual funds from the motor fuel and/or GARVEE bond proceeds, is expected to be sufficient to fund completion of the I-195 relocation project by RIDOT. To the extent these resources are not sufficient to complete the project; other state and federal transportation funds would be made available which would impact the progress of other contemplated projects.
Commerce RI. Commerce RI is the official economic development organization for the State and its activities are largely supported by State appropriations. Commerce RI is authorized to assist in the financing of projects through the issuance of economic development revenue bonds, which do not constitute a debt or liability of the State, but some of which are subject to annual appropriations of funds, including the I-195 Commission’s payments on bonds issued by Commerce RI for the I-195 relocation project described above.
In November 2003, the State entered into a payment agreement with Commerce RI relating to the issuance of $53,030,000 of Motor Fuel Tax Revenue Bonds, to provide funds for the State match for certain major transportation projects funded by GARVEE bonds. The Motor Fuel Tax Revenue Bonds are secured by two cents of the motor fuel tax dedicated to RIDOT, subject to annual appropriation. In March 2006, a second series of Motor Fuel Tax Revenue Bonds totaling $42,815,000 was sold, and on April 2, 2009 a third series was sold totaling $12,410,000. In November 2017, Commerce RI issued $35,020,000 in Motor Fuel Tax Revenue Refunding Bonds for the advance refunding of the 2003, 2006 and 2009 Motor Fuel Tax Revenue Bonds, resulting in present value savings of $5.7 million to RIDOT. As of June 30, 2021, $23,645,000 of such revenue refunding bonds were outstanding.
GARVEE bonds issued through Commerce RI, which are secured by federal funds made available to RIDOT, are not considered part of the State’s net tax supported debt, but rather, are considered special obligation debt, payable solely from federal grants.
In June 2009, June 2015 and May 2019, Commerce RI issued revenue bonds in the amount of $150,000,000, $75,000,000 and $76,925,000, respectively, to provide funds to reimburse the State for Historic Structures Tax Credits presented from time to time by taxpayers. These revenue bonds are supported by a payment agreement with the State subject to annual appropriation. As of June 30, 2021, there were $88,485,000 of such revenue bonds outstanding.
In December 1999, Commerce RI entered into a limited recourse guaranty, not to exceed $3,000,000, in connection with the refinancing by the Employees’ Retirement System of Rhode Island (“ERSRI”) of a four-story office building in Providence formerly known as the American Express Building. Commerce RI’s delivery of the limited recourse guaranty and its cap of $3,000,000 was potentially to be utilized to supplement a gap between previously issued debt secured by mortgages on the property and certain appraisals of the property’s value at that time. After a series of payment defaults to the ERSRI, and various creditor actions, in December 2004 Gateway Eight Limited Partnership filed for bankruptcy protection. Thereafter, legal proceedings resulted in the sale of the American Express Building and various creditor rights actions resulted in a net balance deficiency to the ERSRI of an amount less than $2,000,000. After the sale of the property and the calculation of the deficiency, the ERSRI invoked the terms of Commerce RI’s limited recourse guaranty, which, in addition to limiting payment to $3,000,000, limits the obligations of Commerce RI to funds received by the General Assembly for this purpose and further limits Commerce RI’s obligations to request the Governor to submit an appropriation request to the General

Assembly for any payment obligation of Commerce RI pursuant to the limited recourse guaranty. Commerce RI has annually submitted the appropriations requests to the Governor in accordance with the terms of the limited recourse guaranty annually as requested by the ERSRI. The Governor has not elected to request the General Assembly to fund the limited recourse guaranty to ERSRI. Unlike certain other bonds or indebtedness of Commerce RI, pursuant to the enabling act of Commerce RI, there is no Capital Reserve Fund to be replenished with respect to the limited recourse guaranty to ERSRI. Hence, there is no legal requirement that the Governor submit the appropriations request to the General Assembly to fund Commerce RI’s limited recourse guaranty to ERSRI. A total of $1,749,148 would be required if this obligation were funded.
Rhode Island Convention Center Authority. Obligations issued by RICCA do not constitute a debt or liability or obligation of the State but are secured solely from the pledged revenues or assets of RICCA. Pursuant to Lease and Agreements between RICCA, as lessor and the State, as lessee, RICCA leases to the State the convention center facilities, Garrahy (Clifford Street) Parking Garage and the Dunkin’ Donuts Center located in Providence. The State is obligated to make lease payments in an amount sufficient to pay the operating expenditures of RICCA and the corresponding debt service on RICCA’s obligations including, but not limited to, RICCA’s bonds. The lease payments are subject to annual appropriation by the General Assembly. On March 22, 2018, RICCA issued $45,000,000 in Garrahy Parking Garage Lease Revenue
Bonds, 2018 Series A (Federally Taxable), to finance the construction of a public parking garage and commercial or retail space. The Garrahy (Clifford Street) Parking Garage is complete and open. On April 1, 2021, RICCA issued a direct purchase of $32,170,000 in Refunding Revenue Bonds, 2021A to refund its Series 2015 A Bonds for debt service savings. The aggregate outstanding principal amount of RICCA’s bonds is $194,970,000 as of June 30, 2021.
Rhode Island Turnpike and Bridge Authority.  RITBA issues revenue bonds secured by toll and other revenues for the purpose of financing the renovation, repair, and improvement of the Claiborne Pell Bridge, the Mount Hope Bridge, the Sakonnet River Bridge, the Jamestown Verrazzano Bridge and the portion of Route 138 connecting highway from Route 1A to the Claiborne Pell (Newport) Bridge and other facilities for which it is responsible.
RITBA also has issued revenue bonds secured by motor fuel tax revenues which are subject to annual appropriation by the State in the annual budget. The General Assembly voted to allocate $0.035 per gallon of the State’s motor fuel tax (thirty-four- and one-half cents ($0.345) per gallon as of July 1, 2020) to RITBA beginning July 1, 2014 for maintenance expenses, operations, capital expenditures and debt service. These funds are subject to appropriation by the State in the annual budget. It is currently estimated that revenue from the motor fuel tax to be paid to RITBA will be approximately $14.9 million in FY 2022, and $13.0 million was received by RITBA for the period July 1, 2020 through June 30, 2021.
Revenues from toll receipts, the motor fuel tax and other revenues of RITBA are estimated to be sufficient to cover debt service on all the RITBA outstanding debt. As of June 30, 2021, RITBA had $197,220,000 in revenue bonds outstanding, $46,920,000 secured by toll revenues and $147,600,000 secured by State appropriations of motor fuel taxes. The remaining amount of authorized but unissued bonds of RITBA under all authorizations of the General Assembly is $20,975,000 based on par amounts issued.
Rhode Island Health and Educational Building Corporation.  Pursuant to legislation enacted in 2021, RIHEBC is authorized to issue up to $144,000,000 under its school financing revenue bond program to finance the construction, renovation, improvement, alteration, repair, furnishing, and equipping of schools and school facilities in the City of Central Falls. Debt service payments will be supported by revenues received by RIHEBC under a financing agreement which includes annual appropriations for debt service made by the State, state school construction aid payments, and state school operations aid payments, if any, pursuant to chapter 7 of title 16 of the Rhode Island General Laws and payments from the City of Central Falls under the financing agreement.
Contingent Obligations
The following is a description of the State’s contingent obligations (the “Contingent Obligations”).
State-Guaranteed Debt
Guaranteed debt includes bonds and notes issued by, or on behalf of public corporations charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of June 30, 2021, only RII-RBA was authorized to pledge the State’s full faith and credit in this manner and the State had no general obligation bonds outstanding to fund such a guaranty.
Rhode Island Industrial-Recreational Building Authority (RII-RBA). The State has agreed to appropriate or borrow and pay to RII-RBA amounts required to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial-Recreational Building Mortgage Insurance Fund are insufficient. Voter approval enabled RII-RBA to pledge the State’s full faith and credit up to $80,000,000 for the following purposes: to insure eligible mortgages for new construction, acquisition, and rehabilitation or expansion of facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations. RII-RBA can also provide mortgage insurance for new or used machinery, equipment, furniture, fixtures or pollution control equipment required in these facilities. Mortgages insured by RII-RBA are limited to certain specified percentages of total project cost. RII-RBA is authorized to collect premiums for its insurance and to exercise rights of foreclosure and sale as to any project in default. In the 2010 Session, the General Assembly modified the authorization of the State’s full faith and credit obligation to $60,000,000.
Based on RII-RBA draft financial statements for FY 2021, there is a balance of $7,500,000 in outstanding mortgage agreements mainly in connection with revenue bonds issued by the RIIFC. In accordance with State law, all premiums received by RII-RBA and all amounts realized upon foreclosure or other proceeds of defaulted mortgages are payable into the Industrial-Recreational Building Mortgage Insurance Fund. All expenses of RII-RBA and all losses on insured mortgages are chargeable to this Fund. As of June 30, 2021, the Fund had a cash and cash equivalents balance of $1,122,674 reflecting a $260,308 decrease from the $1,382,982 balance reported for FY 2020. RII-RBA has sufficient funds to meet its debt service obligations through at least FY 2023. The State has agreed to appropriate or borrow and pay to RII-RBA any amounts required to service insured loans that are in default should the Fund be insufficient. No such appropriation was included in the FY 2022 Budget.
State Moral Obligation Debt
State moral obligations are Contingent Obligations of the State supporting bonds issued by State public corporations secured, in part, by a reserve fund to which is attached a discretionary replenishment provision (herein referred to as “Capital Reserve Fund”). The replenishment provision carries a moral obligation of the State. The discretionary replenishment provision typically reads substantially as follows:
In order further to assure the continued operation and solvency of the corporation for the carrying out of its corporate purposes, the executive director shall annually, on or before December first, make and deliver to the governor a certificate stating the sum, if any, required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. During each January Session of the General

Assembly, the governor shall submit to the General Assembly printed copies of a budget including the total of the sums, if any, as part of the governor’s budget required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. All sums appropriated by the General Assembly for this purpose, and paid to the corporation, if any, shall be deposited by the corporation in the applicable capital reserve fund.
A Capital Reserve Fund is generally equal in size to the maximum amount of debt service required in any year. The State’s discretionary replenishment provision means that if the Capital Reserve Fund falls below its required level, the General Assembly may, but is not legally required to, appropriate funds sufficient to restore the Capital Reserve Fund to its required level. The most likely reason that such a Capital Reserve Fund would fall short of the required level is if revenues were insufficient to meet a Capital Debt Service payment and the reserve fund had to be used to make the payment.
The authority to issue moral obligation bonds with such a Capital Reserve Fund mechanism is contained in the enabling legislation of Commerce RI, RI Housing and RISLA. Such authority is not granted to the other State corporations without specific legislative approval. As of the date of this Information Statement, only RI Housing and Commerce RI have issued bonds secured by a Capital Reserve Fund.
The following public corporations issue State moral obligation debt which are considered Contingent Obligations of the State:
RI Housing. RI Housing is authorized to assist in the construction and financing of low- and moderate-income housing and health care facilities in the State. In addition to its general powers, RI Housing is authorized to issue revenue bonds, to originate and make mortgage loans to low and moderate income persons and families, to purchase mortgage loans from and make loans to private mortgage lenders in the State in order to increase the amount of mortgage money generally available, to make mortgage loans to contractors and developers of low and moderate single-family and multi-family housing developments and to acquire and operate, both solely and in conjunction with others, housing projects. The total outstanding indebtedness, including unamortized bond premium/discount, of RI Housing as of June 30, 2021 was $1,666,314,764 consisting of $1,552,513,093 of long-term bonds and notes and $113,801,671 of short-term or convertible-option bonds and notes.
Commerce RI. Certain of the bonds of Commerce RI may be secured, in addition to a pledge of borrower revenues, by a Capital Reserve Fund established by Commerce RI for the applicable bond issue. As of June 30, 2021, Commerce RI’s bonds secured by a Capital Reserve Fund were outstanding in the principal amount of $9,057,287 (excluding bonds issued for the benefit of 38 Studios LLC (“38 Studios”), which are no longer outstanding, as further discussed below).
Commerce RI has also issued bonds secured by a Capital Reserve Fund and a performance-based agreement, whereby job rent credits are applied against a borrower’s lease payments if certain targeted new job goals are met for the financed project. If the job goals are met, Commerce RI will make annual requests to the General Assembly for appropriation which will be used to pay the debt service on the bond issue. As of June 30, 2021, the outstanding principal balance of bonds issued by Commerce RI with performance-based agreements is $4.57 million. Job rent credits are expected to result in a State appropriation obligation of $1.9 million in FY 2022; however, available debt service reserve funds are expected to cover this requirement in full.
An additional $5,000,000 in Capital Reserve Fund-backed State moral obligation loans were issued by Commerce RI under the Job Creation Guaranty Program (“JCGP”) for two companies, Corporate Marketplace and eNow. The loan to eNow is no longer outstanding. In the 2013 Session, the General Assembly repealed the JCGP enabling statute. Subsequently, Bridge Bank sent notices of nonpayment to

Commerce RI in accordance with Commerce RI’s guaranty (the “Guaranty”) of a term loan advanced by Bridge Bank to a borrower under the JCGP. In accordance with its obligation under the Guaranty, Commerce RI made payment of the amounts sought by Bridge Bank (the “Advances”) and subsequently made demand upon the borrower to pay Commerce RI for such Advances. Bridge Bank has since merged with and into Western Alliance Bank. Amounts paid from JCGP reserves held by Commerce RI have totaled $1,075,336, depleting the Capital Reserve Fund. The Corporate Marketplace loan remains outstanding as of June 30, 2020 in the principal amount of $2,250,000.
Secured Indemnity
Rhode Island Public Rail Corporation. The FY 2010 enacted budget included a provision allowing the Public Rail Corporation to fully indemnify AMTRAK for the operation of the South County Commuter Rail on the AMTRAK-owned rail corridor. This indemnification is provided, through the funding support of RIDOT, by a letter of credit in favor of AMTRAK in the amount of $7.5 million, which represents the Public Rail Corporation’s self-insured retention amount. The letter of credit provides a source of payment for any indemnity which may become due and payable to AMTRAK within the self-insured retention amount under AMTRAK’s railroad operating agreements with RIDOT and the Public Rail Corporation.
Agency Revenue Debt. Agency revenue debt (“Agency Revenue Debt”) is secured by revenues generated from the use of bond proceeds or the assets of the public corporation issuing the bonds. Certain State public corporations are authorized by their enabling legislation to issue bonds, notes and other forms of indebtedness to finance projects in support of their corporate purposes. The debt which is secured solely by the revenues generated by the public corporations or their conduit borrowers (for example, municipalities, public and private educational and healthcare institutions and private companies) is not a general obligation of the State nor does the State provide security for the debt in any other manner, i.e., by appropriations, guarantees, or moral obligation pledges of a Capital Reserve Fund. Agency Revenue Debt is not treated as State Tax-Supported Debt or a Contingent Obligation of the State notwithstanding the fact that the State may have legal obligations to make payments to be applied to a public corporation’s debt service obligations. Agency Revenue Debt includes debt issued by NBC, RIHEBC, RIIB, RISLA, and TSFC and certain debt issued by RITBA.
Agency Revenue Debt includes bonds issued on behalf of the State Colleges and URI which are secured by enterprise revenues (such as housing and dining revenues) or secured by Educational and General Revenues (such as tuition and fees) derived from the State Colleges and URI. State Colleges and URI Auxiliary Revenue Debt and State Colleges and URI Educational and General Revenue Debt are not general obligations of the State or the State Colleges or URI and do not require voter approval. Although Educational and General Revenue debt may legally be paid from State appropriations, such debt is considered self-supporting.
Employment Security Fund Activity
The Rhode Island Employment Security (“ES”) Fund is composed primarily of monies collected from a tax imposed on Rhode Island employers. These funds are used to pay Unemployment Insurance benefits to eligible claimants. All funds are deposited in the State’s account in the federal Unemployment Trust Fund which is administered by the United States Treasury.
An employer’s contribution rate is determined by (a) the level of reserves in the Rhode Island Employment Security Fund and (b) the individual employer’s history of unemployment. The level of reserves determines the tax rate schedule in effect for all covered employers in the State for a specific calendar year, while a particular employer’s experience with unemployment determines the tax rate within that schedule at which that employer is assessed.

Between calendar years 2009-2015, the State borrowed a total of $926.1 million from the Federal Unemployment Account (“FUA”) for cash flow purposes. The Rhode Island Department of Labor and Training completely repaid amounts borrowed from FUA, and ES Fund reserves steadily increased reaching a high of $551.1 in November 2019. No additional withdrawals have been needed since May 2015. The State’s outstanding withdrawals peaked at $291.8 million during April 2012.
In March 2020, the coronavirus pandemic had come to Rhode Island. The state experienced recession level job losses as many industries in the state were ordered to close in order to stop the spread of the virus. By December 2020, the balance in the Rhode Island Employment Security Fund had fallen to $181.3 million.
Calendar year 2020 ended with a Trust Fund Balance of approximately $181 million. The Department of Labor and Training estimates that Trust Fund receipts totaled between $210 and $215 million in calendar year 2021 and benefit disbursements will total about $270 million, nearly $290 million less than 2020 total disbursements. Based on these assumptions, the trust fund will remain positive in 2021 ending the year with a balance between $120 and $125 million.
These estimates assume the unemployment rate will range between 5.6 and 6.0 percent through the remainder of 2021, the economy will continue to improve, and recent spikes in COVID cases will level off.
State Funding of Retirement Systems
Employees’ Retirement System of Rhode Island (ERSRI)
The State, through the Employees’ Retirement System of Rhode Island (“ERSRI”), administers and contributes to three defined benefit pension plans: the Employees’ Retirement System (“ERS”), the Judicial Retirement Benefits Trust (“JRBT”) and the State Police Retirement Benefits Trust (“SPRBT,” and collectively with the ERS and the JRBT, the “Plans”). The ERS, the largest of the Plans, covers eligible State employees as well as teachers and certain other employees of local school districts. The JRBT and the SPRBT are significantly smaller retirement plans than the ERS. As more particularly described below under the heading “Employees’ Retirement System (ERS),” the State, through ERSRI, also administers and contributes to a mandatory defined contribution plan for certain members of the ERS. ERSRI is administered by the State of Rhode Island Retirement Board (the “Retirement Board”), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.
The State, through ERSRI, also administers but does not contribute to: (i) the Municipal Employees’ Retirement System (“MERS”), a combination defined benefit/defined contribution plan for municipal employees, and (ii) the Teacher’s Survivor Benefits Plan (“TSB”), which provides survivors’ benefits for teachers who do not participate in Social Security. ERSRI also administers the Rhode Island Judicial Retirement Fund Trust (“RIJRFT”), which provides retirement benefits for judges appointed on or prior to December 31, 1989 and their beneficiaries and the Rhode Island State Police Retirement Fund Trust (“RISPRFT), which provides retirement benefits for members of the state police hired on or before July 1, 1987 or their beneficiaries. In addition, a separate defined contribution retirement plan is provided through the Teachers’ Insurance and Annuity Association for members of the faculty of the State Colleges and URI and certain administrative employees in education and higher education. The State contributes 9.5% of the participating employee’s salary per year to this plan.
Currently, in the aggregate, the Plans have significant unfunded liability due to a number of factors. As a result, the State does not believe that the existing assets of the Plans, the expected earnings on those assets, and contributions from members of the Plans will be sufficient to fund expected retirement benefits, and the State will need to make significant contributions to the Plans in the future to ensure that the Plans will have a sufficient amount of assets to fund expected retirement benefits. The magnitude of the unfunded pension liability, together with significant costs related to OPEB, pose a significant financial challenge to the State.
Contributions
Contribution requirements for the Plans are established by statute. Pursuant to Section 36-10-2 and Section 16-16-22 of the RIGL, the State is required to make contributions to the Plans by annually appropriating an amount equal to a percentage of the total compensation paid to the active membership. An actuarial consultant employed by ERSRI for the Plans and the Rhode Island OPEB Board (the “OPEB Board”) for the OPEB Plans (as defined below) (the “Actuary”) performs an actuarial valuation of the Plans and the OPEB Plans (the “Actuarial Valuation”) for the purpose of computing this percentage. The percentage is based on payroll projections and is certified by the Retirement Board (with respect to the Plans) on or before December 15th of each year. When applied to actual payroll amounts, this percentage determines the actual amount of the ARC for the Plans. State statutes provide that the State contributes 100% of the ARC to the ERS for State employees, the JRBT and the SPRBT, and 40% of the ARC to the ERS for teachers. Pursuant to the Retirement Board’s current policy, the ARC becomes effective two years after the valuation date. Employee members contribute a fixed percentage of their annual salary and, except for the RIJRFT, the State (and, in respect to ERS, the LEAs) contributes the additional amounts, based on the ARC, which are necessary, when combined with the projected investment earnings on Plan assets, to pay benefits. Contribution requirements are subject to amendment by the General Assembly.
The State must remit to the General Treasurer the employer’s share of the contribution on a payroll frequency basis. In respect to the ERS Plan for teachers, the State must remit to the General Treasurer the employer’s share of the contributions on the date contributions are withheld but no later than three (3) business days following the pay period ending in which contributions were withheld.
Benefits
The Plans fund retirement benefits from their assets, investment earnings on their assets, employer and non-employer contributions by the State and contributions from employee members. The level of retirement benefits varies among the different Plans and is calculated based on a member’s years of service, compensation and age of retirement. Each Plan’s retirement benefits are determined by statute and are not subject to negotiation between the State and other public employers and the employee members of the Plans.
State Pension Plans and Membership
Employees’ Retirement System (ERS)
The ERS, the largest of the Plans, is a multiple-employer, cost-sharing, public employee retirement plan covering eligible State employees as well as teachers and certain other employees of local school districts. Membership in ERS is mandatory for all covered State employees and teachers, with five years of employment required before retirement benefits become vested. The State makes 100% of the ARC to ERS for State employees. The State makes 40% of the ARC to ERS for teachers. The applicable city, town or local education agency (“LEA”), makes the remaining 60% of the ARC; provided, however, that the LEAs are responsible for 100% of the ARC in respect to the TSB. The State’s and the LEA’s contributions are invested together, and one investment rate of return is calculated. Pursuant to RIGL Section 36-10-1 and Section 16-16-22, separate contribution rates are determined for State employees and for teachers.

Effective July 1, 2012, ERSRI also administers a mandatory defined contribution plan for ERS members with less than 20 years of service as of June 30, 2012. The plan was established under Section 36-10.3-2 of the RIGL. Effective July 1, 2015, active members with 20 or more years of service as of June 30, 2012 remained participants of, but no longer contribute to, the defined contribution plan. Eligible teachers participating in social security and State employees contribute 5.00%, and eligible teachers not participating in social security contribute 7.00%, of their salary per year to the defined contribution plan. For eligible teachers participating in social security and State employees, the State contributes 1.00%-1.50% of the member’s salary, and for eligible teachers not participating in social security, the State contributes 3.00% to 3.50% of the member’s salary per year, based on years of service. The Actuary does not provide an Actuarial Valuation relative to the State’s contribution to the defined contribution plan.
Judicial Retirement Benefits Trust (JRBT)
The JRBT, a single-employer plan, provides retirement allowances to judges appointed after December 31, 1989. The Retirement Board’s management of the JRBT is limited to the collection of employee and employer contributions; benefit eligibility is managed by an administrative section of the judiciary.
Rhode Island Judicial Retirement Fund Trust (RIJRFT)
The pensions for 57 active and retired judges appointed on or prior to December 31, 1989 and their beneficiaries are funded by the State on a pay-as-you-go basis, with a cost to the State of $4.6 million in FY 2020. Effective July 1, 2012, the RIJRFT was established to receive contributions from the active judges in the pay-as-you-go system. There are five active judges participating in the RIJRFT. The State has not made employer contributions to the RIJRFT to date and the pensions are currently funded on a pay-as-you-go basis. However, the State has always fully funded the pay-as-you-go system through annual appropriations and the FY 2022 Enacted Budget continues to provide for this appropriation.
State Police Retirement Benefits Trust (SPRBT)
The SPRBT, a single-employer plan, provides retirement allowances, disability and death benefit coverage to State police officers hired after July 1, 1987. The Retirement Board’s oversight of the SPRBT includes collection of employee and employer contributions and computation of benefits.
State of Rhode Island State Police Retirement Fund Trust (SPRFT)
The State funds pension benefits for 266 retired non-contributing State police officers and their beneficiaries hired on or prior to July 1, 1987, with cost to the State of $16.8 million in FY 2020. Effective July 1, 2016, a trust fund was established to support the pensions of these State police officers, which were previously funded on a pay-as-you-go basis. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department of Justice’s Equitable Sharing Program, and (ii) an actuarially appropriate contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Annual payments will be made with the State’s general revenues until the trust fund is fully funded, approximately 18 years from the trust’s establishment.
Other Background Information
The State also administers but does not contribute to MERS. As with the Plans, ERSRI acts as the investment and administrative agent for MERS. The assets for MERS are held in trust and commingled with the assets of the Plans for investment purposes. As part of RIRSA (hereinafter defined), changes were made to MERS similar to the changes made to the Plans. Like ERS, effective July 1, 2012, MERS converted from a defined benefit plan to the current combination defined benefit/defined contribution plan; provided, however, that public safety employees covered by MERS remain in a defined benefit plan.
The State also administers OPEB plans covering State employees, legislators, judges, State police officers and certain public-school teachers.
Plan Membership
From June 30, 2011 to June 30, 2020, the total number of active members for all the State-administered plans increased by 103 or 0.4% (to a total of 24,977, as noted above), and the total number of retired members increased by 960 or 4.4% (to a total of 22,595, as noted above).
For State employees, there are currently nearly as many retirees and beneficiaries as there are active members participating in ERS. The decrease in active membership has been the result of reductions in the size of the overall workforce and demographic trends. Although there are currently more active members than retirees and beneficiaries in ERS with respect to teachers, based on current trends, it is likely that retirees and beneficiaries will outnumber active members in the near future if the active population continues to decline. These developments significantly increase the burden upon contributions needed from current employees, who are receiving lower salary increases than projected and unpaid furlough days, and from the State and the LEAs, where the total pension-related contributions for State employees and teachers was approximately 26% of salary in fiscal year 2021.
Investment Policy
As of June 30, 2020, the market value of the assets in the Plans was $8,517,713,571. ERSRI acts as a common investment and administrative agent for the Plans. Assets for the Plans are held in trust and are commingled with other programs and plans for investment purposes. The funds contributed by the State, LEAs and employees are invested in a diversified mix of equity, fixed income and real asset investments.
The State Investment Commission (the “Commission”) oversees all investments made by the State, including those made for the ERSRI. RIGL Section 35-10-11 requires that all investments be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital.
The Commission establishes the long-term asset allocation policy for the Plans, selects investments and monitors investment performance of the Plans’ assets. An asset/liability study is conducted periodically as requested by the Commission to identify an optimally diversified investment allocation that seeks to maximize return within an acceptable level of risk.
Policy targets and actual allocations will vary due to market movements and efforts to minimize trading costs, diversify assets, and implement investment decisions prudently. The implementation of the new asset allocation is currently underway, and the new targets are expected to be met gradually over the next 3-5 years.
Actuaries and the Actuarial Valuation
Each fiscal year, the Actuary prepares the Actuarial Valuation for each Plan. The primary purpose of an Actuarial Valuation is to provide an amount that the State should contribute to the Plans, which is referred to as the ARC. The ARC consists of two components. First, for each fiscal year, the Actuary calculates an amount that will be necessary to pay the actuarial estimate of retirement benefits earned in that fiscal year (which is referred to as a “Normal Cost”). Second, in each Actuarial Valuation, the Actuary calculates the funding status of each of the Plans (as known as a “Funded Ratio”), develops a schedule for restoring the funding status of the Plans to 100%, and then includes that fiscal year’s portion of that schedule into the ARC.
To calculate the funding progress of a Plan, the Actuary calculates a Funded Ratio of each Plan. To calculate the Funded Ratio, the Actuary develops a schedule of expected retirement benefit payments of each Plan and then discounts those expected benefit payments to a present valuation, which is referred to as an “Actuarial Accrued Liability” or “AAL.” The rate at which the Actuary discounts those expected payments is equal to the expected rate of return on the assets of the Plan. In addition, the Actuary calculates the “Actuarial Value of Assets,” which is the market value of the assets subject to some adjustments. The most significant such adjustment is referred to as “smoothing,” which is a method employed by the Actuary to phase-in unexpected gains and losses over a five-year period. The Actuary computes the UAAL by subtracting the Actuarially Accrued Liability from the Actuarial Value of Assets. For the Plans in the Fiscal Year ended June 30, 2020, the aggregate Actuarially Accrued Liability was $12,027,298,767, the aggregate Actuarial Value of Assets was $6,799,417,525, and the Unfunded Actuarially Accrued Liability was $5,227,881,242. The Funded Ratio is the Actuarial Value of Assets divided by the Actuarially Accrued Liability, which, as of June 30, 2020, was an aggregate of 56.5% for the Plans.
Actuarial Assumptions and Methods
Actuarial Accrued Liability. To prepare the Actuarial Valuation, the Actuary uses several assumptions and methodologies. In order to develop a schedule of expected retirement benefits in calculating the Actuarial Accrued Liability, the Actuary makes a variety of demographic and other data (such as employee age, salary and service credits) and actuarial assumptions (such as salary increases, interest rates, turnover, mortality and disability). Every three or four years, and most recently in 2019, the Actuary performs an experience review to validate the actuarial assumptions used by the Plans as compared to the actual experience of the Plans. When the Actuary prepares an experience review, it can reveal that assumptions that the Actuary has previously used are not consistent with the current demographic or economic experience of the Plans. If this occurs, then the Retirement Board may approve changes in those assumptions, which can lead to large increases in the Actuarial Accrued Liability (and thus the Unfunded Actuarial Accrued Liability) because it can lead to a new schedule of expected retirement benefits that reflects an increase in expected retirement benefits.
In connection with the actuarial valuations as of June 30, 2020, the Retirement Board approved several changes in the assumptions that are used in calculating the UAAL and Funded Ratio of the Plans. The changes to the actuarial assumptions, based on an experience study as of June 30, 2019, are summarized as follows:
i.	Separate Correctional Officers from State Employees for all assumptions.
ii.
Update the underlying mortality tables from the RP-2014 set of tables to the public sector-based PUB (10) tables. As adjustments are made based on the actual experience of ERSRI, this had no material impact to the liabilities or contributions.

iii.	Slightly increase probabilities of turnover.
iv.	Slightly decrease probabilities of retirement.

v.
Slight modifications to the probabilities of disability, including adding material incidence of disability for members in the age ranges that historically have been eligible to retire but under prospective provisions are not.

vi.
Lower wage assumptions for Judges from 3.00% to 2.75%. One of the most significant adopted changes based on the experience study as of June 30, 2016, is a reduction of the investment rate of return from 7.50% to 7.00%. In connection with the reduction of the investment rate, the Retirement Board elected to phase in the actuarial effect of that reduction into the State’s contributions over a five-year period. In addition, as required by statute the Retirement Board used a 20-year amortization period to amortize the amount of the increase in the UAAL attributable to this reduction.

The actuarial valuations as of June 30, 2020 were prepared on the basis of these modified assumptions. However, the impact on contribution rates would be uniformly reflected in the contribution rates over the five-year period beginning with the Fiscal Year 2020 contribution rates. The change in the normal cost will be fully reflected in the Fiscal Year 2020 contribution rates. The impact from the increase in UAAL will be spread over the five years in such a way to create approximately the same increase in contribution rate each of the five years. Each layer will be amortized on a schedule of 20 years for the first layer and each successive layer one less year.
In addition, in calculating the Actuarial Accrued Liability, the Actuary uses methodologies such as a method that determines the value of retirement benefits employees earn of their periods of employment. In addition, the Actuarial Accrued Liability is calculated on a “closed system” basis that does not include any retirement benefits that have not been earned either by active members or future members. In calculating the Actuarial Accrued Liability, the Actuary uses the assumed investment rate of return of the Plan assets as the discount rate to calculate the present value of future retirement benefit payments. Accordingly, the higher that rate, the lower that present value of future retirement benefit payments will be. For the actuarial valuations as of June 30, 2018, the Retirement Board adopted 7.0% as the investment rate of return for the Plans other than RIJRFT. For RIJRFT, the municipal bond index rate based on the Fidelity Index’s “20-Year Municipal GO AA Index” (2.45% at June 30, 2020) is used as the discount rate for purposes of GASB 67 (defined below) and GASB 68 (defined below) reporting.
Due to the volatility of the United States’ and international financial markets, the actual rate of return earned by the Plans on their assets may be higher or lower than the assumed rate. For example, as noted in the ERSRI Actuarial Valuation Report as of June 30, 2020, the average annual investment rate of return based on the market value of assets over the last ten years (July 1, 2010-June 30, 2020) was 7.7%. Changes in the Plans’ assets because of market performance will lead to an increase or decrease in the UAAL and the Funded Ratio. Because of the State’s adoption of the five-year asset smoothing method, however, only a portion of these increases or decreases will be recognized in the current year, with the remaining gain or loss spread over the remaining four years.
Actuarial Value of Assets. In calculating the Actuarial Value of Assets, the State uses an asset smoothing method which is based on the market value of the assets with a five-year phase-in of actual investment return in excess of (or less than) expected investment income.
Historical Plan Funding Status
Pursuant to RIGL Section 36-10-2 and Section 16-16-22, the State sets its ARC based upon the Actuarial Valuation. The method for determining the ARC is set forth in Section 36-10-2 of the RIGL. Although the State has made its ARC payments to the Plans for each of the past nineteen years, the Plans remain severely underfunded (as evidenced by the Plans’ UAAL). Several factors have contributed to the

Plans’ UAAL. Over the course of many years, key decisions were made by the General Assembly and Retirement Board that resulted in lower contributions to ERSRI. There were also certain improvements made to the Plans’ benefits without providing sufficient funding to pay for such improvements. Certain demographic actuarial assumptions, such as retiree longevity, and other actuarial assumptions, including an assumed investment rate of return, have also played significant roles in contributing to the Plans’ UAAL. The principal factors contributing to the growth of the UAAL are: (i) investment experience, (ii) interest owed on the UAAL, (iii) liability experience, (iv) changes to actuarial assumptions, and (v) legislative changes prior to 1991.
In June 2012, GASB implemented changes to the accounting and financial reporting standards for state and local government pension plans. The accounting versus funding measures have been separated. The accounting standards will require the net pension liability be calculated differently than the calculation to determine the unfunded actuarial accrued liability under the funding method. The accounting method will be subjected to more volatility since the assets are valued at fair market value, where typically the market value of assets is smoothed over a period of years under the funding method. The calculation of the net pension liability is explained in more detail in the “GASB Pension Accounting and Financial Reporting Standards” section.
Pension Reform and Related Litigation
Legislative Pension Reform
In order to increase the stability and security of the Plans, the State’s General Assembly enacted legislation in 2005, 2009, 2010 and 2011 to modify the Plans’ pension benefit structure and reduce benefits, the most recent of which was the Rhode Island Retirement Security Act of 2011 (“RIRSA”). RIRSA and the State’s other legislative pension reforms have contributed to a reduction in the ARC and UAAL. These reductions, however, are already fully reflected in the June 30, 2013 valuation and therefore are not expected to materially reduce either the ARC or the UAAL going forward.
Legal Challenges to Pension Reform
The 2009, 2010 and 2011 legislative pension reforms resulted in numerous lawsuits against the State brought by current and retired employees, as well as their unions. Of these lawsuits, two remain pending as described below.
In September 2014, a case challenging RIRSA was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Superior Court against the State and ERSRI as co-defendants. In 2019, the co-defendants filed motions to dismiss. The hearing on the motions to dismiss were heard December 13, 2019. The parties were recently informed that a decision on the motions to dismiss will be rendered soon.
In 2020, a case was brought by numerous plaintiffs who had brought a prior pension lawsuit case, which resulted in the passage of RIRSA and settlement. The case was brought in the United States District Court for the District of Rhode Island. The State and ERSRI filed a motion to dismiss on the grounds that the 2020 lawsuit sought to relitigate issues that had already been decided in the prior lawsuit. The District Court agreed and granted the Motion to Dismiss. The Plaintiffs have appealed this decision and the matter is pending in the United States Court of Appeals for the First Circuit.

GASB Pension Accounting and Financial Reporting Standards
On June 25, 2012, GASB voted to approve two new standards that modify the accounting and financial reporting of the State’s pension obligations: GASB Statement No. 67, Financial Reporting for Pension Plans (“GASB 67”), which was effective for the State’s fiscal year 2014 financial statements, and GASB Statement No. 68, Accounting and Financial Reporting for Pensions (“GASB 68” and collectively with GASB 67, the “GASB Statements”), which was effective for the State’s fiscal year 2015 financial statements. GASB 67 established new standards for defined benefit pension plan accounting and reporting. GASB 68 required changes to governments’ reporting of and inclusion of pension assets and liabilities in their annual financial statements. The GASB Statements are intended to improve comparability between public pension plans by standardizing the way certain financial data relating to these plans are disclosed.
The State’s financial reporting on its pension system reflects the changes addressed in the GASB Statements, which include, among other changes, (i) the separation of accounting and financial reporting requirements from funding approaches, (ii) a requirement to report “net pension liability” (defined as total pension liability minus a pension plan’s net assets) on the State’s balance sheet, (iii) the immediate recognition of differences between expected and actual changes in economic and demographic factors, and (iv) the deferred recognition over a five-year, closed period of differences between actual and projected earnings on plan investments.
As opposed to the calculation of the UAAL, which the Plans calculate using the actuarial assumptions and methods adopted by the Retirement Board, the Actuary calculates the net pension liability of the Plans in accordance with GASB requirements, which set forth required assumptions and methods. In the case of the Plans, most of the assumptions that GASB requires the Plans to use are the same or similar to the assumptions and methods that the Retirement Board has adopted for use in the calculation of the UAAL; but there are some differences. The most significant distinction is that GASB requires the calculation of the net pension liability at June 30 on the basis of the market value of investments at that date. For funding purposes, the Actuarial Valuation uses the actuarial value of assets, which reflects a five-year smoothed asset valuation.
GASB67
The net pension liability of the Plans under GASB 67 as of June 30, 2020 is calculated based on the actuarial valuations of the Plans as of June 30, 2019 and rolled forward to June 30, 2020 using generally accepted actuarial principles.
Beginning July 1, 2016, a trust was created (State of Rhode Island State Police Retirement Fund Trust or “SPRFT”) under ERSRI for retirees classified as “State Police” under RIGL Section 42-28-22.1 to allow for advance funding of the benefits that were previously paid for on a pay-as-you-go basis. All benefit payments for this group will be paid out of this trust. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department of Justice’s Equitable Sharing Program, and (ii) an actuarially appropriate contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Given an annual rate of return on the contributions of 7.00%, and life expectancy consistent with the most recent Actuarial Valuation for the SPRFT, the liability for the pay-as- you-go retirement benefits for the State police officers hired on or before July 1, 1987 will be advance funded.
GASB68
GASB 68 requires each participating employer to recognize and record as a liability on its financial statements their proportionate share of the collective net pension liability determined under GASB 67. For the Fiscal Year ending June 30, 2020, each participating employer recognized its share of the total net pension liability of approximately $5,510,207 (expressed in thousands). The State’s share of the collective net pension liability as of June 30, 2020 has been determined to be $3,451,543 (expressed in thousands). This amount was recorded as a liability in the 2020 Annual Report.
The GASB 68 disclosures as of June 30, 2020 are based on the Plan net pension liability as of June 30, 2019. Accordingly, the GASB 68 disclosures (other than RIJRFT) are based on the actuarial valuations of the Plans as of June 30, 2019 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2020.
Under GASB 68 requirements, the State has also developed a valuation for its pay-as-you-go pension plans for certain State police officers and judges. The net pension liability at the June 30, 2020 measurement date was $154.7 million for State police officers and $21.3 million for judges, as disclosed in the 2020 Annual Report.
Other Post-Employment Benefits
In addition to providing pension benefits, the State, through the Rhode Island State Employees’ and Electing Teachers OPEB System (the “OPEB System”), is required by law to provide OPEB for retired State employees. RIGL Chapter 36-12.1 (the “OPEB Statute”) governs the provisions of the OPEB System. The OPEB System is administered by the OPEB Board, an independent board established under the OPEB Statute for the purpose of holding in trust and administering the funds of the OPEB System. The OPEB System administers benefits plans for: (i) State employees (including certain employees of the Narragansett Bay Commission, Rhode Island Airport Corporation and Commerce RI); (ii) certified public school teachers electing to participate in the OPEB System; (iii) judges; (iv) State police officers; (v) retired and former members of the General Assembly; and (vi) certain employees of the State Colleges and URI (primarily faculty) (collectively, the “OPEB Plans”). The contribution requirements of retirees, the State and other participating employers are set by statute. Active employees (other than employees of the State Colleges and URI) do not make contributions to the OPEB Plans. The retirees’ contribution to the cost of the OPEB Plans varies based on their years of service.
The State Investment Commission oversees all investments made by the State, including those made for the OPEB System. The OPEB Statute requires that all investments shall be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital. The assets of each of the OPEB Plans are pooled for investment purposes only. Consistent with a target asset allocation model adopted by the State Investment Commission, the OPEB System maintains a diversified portfolio by sector, credit rating and issuer using the prudent person standard.
Pursuant to the OPEB Statute, a trust was established in fiscal year 2011 to accumulate assets and pay benefits and other costs associated with the OPEB Plans. The State’s annual OPEB cost is calculated based on the ARC with respect to the OPEB Plans, as determined by the Actuary in accordance with GASB Statement No. 45, “Other Post-Employment Benefits” (“GASB 45”). The State is required by the OPEB Statute to fully fund the ARC through annual appropriations. Prior to fiscal year 2011, the State funded the OPEB Plans on a pay-as-you-go basis, with annual contributions designed to fund only current year claims, premiums and administrative costs. All employer contributions to the trust for fiscal year 2011 and thereafter have been made and will be made on an actuarially determined basis in accordance with the OPEB Statute.
Pursuant to GASB 45 and State law, the State has obtained an Actuarial Valuation of the OPEB Plans for the fiscal year ending June 30, 2020. GASB 45 requires that OPEB obligations be recalculated at least in two-year intervals, but the OPEB board voted in 2018 to obtain valuations for the fiscal year ending June 30, 2019 and annually thereafter. The purpose of the Actuarial Valuation is to measure the State's funding progress, to determine the ARC, and to determine the actuarial information in accordance with GASB 45. According to the June 30, 2020 Actuarial Valuation, there were 13,488 active members covered by the OPEB trust and 7,865 retirees receiving healthcare benefits under the OPEB System.
The ARC for the OPEB Plans is based on OPEB Plan provisions in effect as of the valuation date, the actuarial assumptions adopted by the OPEB Board, and the methodology set forth in the OPEB Statute. The OPEB Board’s current policy is that an Actuarial Valuation becomes effective two years after the valuation date. Therefore, the ARC in FY 2022 is based on the Actuarial Valuation as of June 30, 2019 and the ARC for FY 2023 will be based on the Actuarial Valuation as of June 30, 2020. The ARC for each year is subject to adjustment from the Actuarial Valuations based on actual payroll amounts.
In computing the ARC, the Actuary determined the AAL of the OPEB Plans to be $729.8 million and the UAAL to be $344.2 million as of June 30, 2020. This reflects a change from $781.2 million for the AAL and $461.1 million for the UAAL as of the June 30, 2019 valuation. The decrease in the UAAL is primarily the result of greater than expected investment returns, favorable claims experience, and assumption changes. The existing assumed rate of return of 5.0% for the OPEB trust fund remains unchanged.
The Actuary calculated the ARC based on an amortization of the UAAL over 30 years for judges and General Assembly members, 0 years for teachers and 16 years for State employees, State police officers and certain employees of the State Colleges and URI. The OPEB Plans for the judges, teachers, and General Assembly members are currently over 100% funded. The State and other participating employers contributed approximately $51.9 million to the OPEB Plans in FY 2021. In the FY 2022 Budget, the State and other participating employers are expected to contribute approximately $46.9 million to the OPEB Plans.
Actuarial Valuations of the OPEB Plans involve estimates of the value of reported amounts and assumptions about the probability of occurrence of events far into the future. Examples include assumptions about future employment, mortality, and the healthcare cost trends. Amounts determined regarding the funded status of the OPEB Plans and the ARC are subject to continual revision as actual results are compared with past expectations and new estimates are made about the future. These future revisions in actuarial assumptions could have a material effect on the UAAL or ARC in the future. In the event of material changes in the UAAL with respect to retiree healthcare, there is no assurance that the State will be able to fund its ARC in the future. If the State is not able to fund such contributions, the State may be required to raise additional revenue, to reduce State services, to modify benefits, to implement a combination of the foregoing or take other necessary measures.
In June of 2015, GASB approved new Statement No. 74, Financial Reporting for Postemployment Benefits Plans Other Than Pension Plans (“GASB 74”), and Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which establish new accounting and financial reporting requirements for governments whose employees are provided with OPEB. The OPEB System implemented GASB 74 in FY 2017 and the State implemented GASB 75 for FY 2018. GASB 75 required the State to restate the net position of the OPEB Plans as of July 1, 2018 to recognize its share of the net OPEB liability. The net OPEB liability, an accounting concept, is the difference between the total OPEB liability and the fiduciary net position of the plans. This is analogous to the UAAL, an actuarial concept, which is the AAL less the actuarial value of plan assets.
On April 30, 2021, the Actuary issued its report for the OPEB Plans under GASB 75 based on a measurement date of June 30, 2020. The report showed a net OPEB liability of $402,745,344, as compared to a UAAL of $344,249,138 in the Actuarial Valuation Report as of June 30, 2020. In preparing the GASB 75 report, the Actuary used the same assumptions as were used in preparing the Actuarial Valuation.

However, GASB 75 requires the use of the plan’s fiduciary net position or fair market value of assets, whereas the actuarial funding valuing uses an asset valuation method that smooths investment gains and losses over a period of four years. GASB 75 reporting was included in the State’s audited financial statements beginning with the 2018 Annual Report.
Employee Relations
It is the public policy of the State to encourage the practice and procedure of collective bargaining, and to protect employees in the exercise of full freedom of association, self-organization, and designation of representatives of their own choosing for the purposes of collective bargaining, or other mutual aid and protection, free from the interference, restraint, or coercion of their employers. See RIGL Section 28-7-2. State employees, with limited exceptions, have the right to organize, to designate representatives for the purpose of collective bargaining and to negotiate with the Governor or his/her designee on matters pertaining to wages, hours and other conditions of employment, except those benefits provided under the State Employees’ Retirement System. See RIGL Section 36-11-1. State employees generally have all rights to bargain as do private employees under the State Labor Relations Act, except that State employees cannot lawfully strike. See RIGL Section 36-11-6.
The State’s workforce consists of approximately 14,855 paid employees as of June 30, 2021. This corresponds to 14,349.7 full-time equivalent (“FTE”) positions. This number is less than the 15,124.7 authorized FTE positions in the FY 2021 Enacted Budget by approximately 775 positions. Of this amount, the State employs 4,102 non-union employees (29% of the total workforce) and 10,753 union employees (71% of the total workforce). There are fifteen unions, the largest being American Federation of State, County and Municipal Employees (“AFSCME”), Council 94. Council 94 represents approximately 3,542 employees (32.9% of total union workforce). Other significant unions include the Rhode Island Brotherhood of Correctional Officers (“RIBCO”) (1,106 employees –10.1% of the total union workforce); the Rhode Island Alliance of Social Service Employees, Local 580 (789 employees –7.3% of the total union workforce); and the Laborers International Union North America (“LIUNA”) (808 employees –7.5% of the total union workforce).
The current collective bargaining agreements between the State and the various employee unions were negotiated for a three-year period, July 1, 2017 through June 30, 2020. The agreements provided for salary increases of 2.0% effective January 1, 2018, 2.5% effective January 1, 2019, 2.0% effective July 1, 2019 and 1.0% effective January 1, 2020. These salary increases were also extended to non-union employees. Additionally, the contracts provide for modifications to health insurance benefits including increased employee contributions to medical expense deductibles and out of pocket maximums effective January 1, 2019. These changes in the health-care plans apply to union and non-union employees.
The State negotiated a three-year contract with RIBCO (rank and file) for the term of July 1, 2017 through June 30, 2020. The negotiated raises and medical plan changes provided to other state employees were agreed to without change by this RIBCO bargaining unit. The agreement further provides that, for the first eighteen (18) months following a compensable injury, in lieu of statutory workers’ compensation benefits, a correctional officer would receive full salary, subject to deductions for pension and medical insurance contributions.
The Rhode Island Troopers Association (“RITA”) contract expired on October 31, 2017. A new contract was negotiated for the period November 1, 2017 through October 31, 2020. The contract provided for salary increases of 2.0% effective January 1, 2018, 2.5% effective January 1, 2019, 2.0% effective January 1, 2020 and 1.0% effective July 1, 2020. The prior contract had provided for a bonus of 3.0% paid to troopers each year the Department of Public Safety/State Police received an accreditation of “excellence” from the Commission on Accreditation for Law Enforcement Agencies (“CALEA”). The “accreditation of excellence” bonus was reduced to 1.5% and in exchange the troopers received a corresponding 1.5% salary increase effective July 1, 2018. The RITA agreed to the health-care plan changes applicable to all other bargaining units.
While the state employee collective bargaining agreements have expired, they continue in full force and effect pursuant to evergreen provisions contained therein. Negotiations with the various unions were scheduled to commence in April 2020 but were put on hold as a result of the COVID-19 pandemic. Negotiations for successor agreements with AFSCME Council 94, the Coalition of Unions (in which RIBCO, RIASSE and LIUNA are participating members) and RITA commenced in June 2021 and are continuing at this time.
Since 2000, in lieu of a portion of the pay LIUNA members received over the years, the State agreed to make payments to a LIUNA pension fund (“LPF”). The amount of the payments the State makes is a dollar amount per hour, up to a maximum of thirty-five (35) hours per week. The dollar amount per hour varies by local LIUNA bargaining units. The essence of the 2000 LPF agreement is that LIUNA members bargained away a portion of their pay in exchange for the State contributing to the LPF. The net effect to the State of the LPF contributions is $0. In order to effectuate these employer contributions to the LPF, the State over the years annualized the dollar amount per hour and pay scales for participating LIUNA members were reduced by the annualized amount. In June 2021, the State and LIUNA entered into a new agreement to change the payroll methodology prospectively to correct the effects of the reduced pay scales on longevity and overtime calculations. A sum of $4.3 million was included in the FY 2022 Enacted Budget to account for recalculation and compensation to affected LIUNA members for longevity and overtime payments back to January 1, 2012.
LITIGATION
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources.
Pension Litigation
For a discussion of litigation in respect to the State’s pension reform, see the section titled: “Pension Reform and Related Litigation” under “State Funding of Retirement Systems” above.
Other Litigation
The Narragansett Indian Tribe filed a complaint challenging the constitutionality of a statute authorizing table games at Twin River Casino. The tribe also disputes whether the State “operates” either Twin River or Newport Grand within the meaning of the statute. The Supreme Court has since determined that the statute is constitutional and remanded the case to the Superior Court to determine whether the State “operates” the facilities. There has been no action on this case since the Supreme Court’s decision in 2015. If the tribe were to prevail, there could be a significant impact to the State’s gaming revenue.
The Narragansett Indian Tribe filed a complaint in the U.S. District Court for the District of Columbia against the State (including RIDOT and an individual State employee), seeking $30 million in damages related to the I-95 Viaduct construction project in Providence, Rhode Island, which Plaintiff claims adversely effects culturally significant land. The State Defendants have filed a motion to dismiss, which is currently pending.

The City of Pawtucket has filed a lawsuit against the State in Rhode Island Superior Court, alleging that the State withheld from the city over $500,000 in PILOT funding relating to properties owned by Memorial Hospital. The State has filed a motion for summary judgment, which was granted and judgment was entered in favor of the State. Pawtucket has filed a notice of appeal.
A wrongful death action arising out of a drowning at Pulaski Park in Glocester has been brought against the DEM. Fact discovery is near completion, but expert discovery is ongoing. This case is expected to be tried sometime in 2021-2022. Plaintiff is seeking $5.0 million in damages. If a judgment is entered against the State, the pretrial interest to date is 198%.
The Quidnessett Memorial Cemetery (the “Cemetery”) filed a lawsuit against RIDOT alleging inverse condemnation, continuous trespass, and violations of substantive and procedural due process stemming from an easement that the Cemetery granted to RIDOT in 1984 for the construction of a “seepage pit” on Cemetery property for overflow of highway runoff. The Cemetery alleges at least $2.5 million in damages for the value of the easement, which does not include damages related to loss of use. The Cemetery also demands the State resolve the flooding on Cemetery property, which may require major highway reconstruction with a cost in the millions of dollars. A decision was issued by the Court on August 31, 2021; the decision provides judgment in favor of the State on Plaintiff’s claims of inverse condemnation and violation of due process. The decision finds in favor of the State on Plaintiff’s claims of inverse condemnation and violation of due process. The decision finds in favor of Plaintiff on its claim of continuous trespass but limits that trespass solely to the intermittent presence of water outside the boundaries of the State’s easement. The Court will have the parties back to argue remedy and any damages on that claim. No date has been determined at this writing. RIDOT has commenced construction of a stormwater management project in the vicinity of Plaintiff’s property that is expected to alleviate certain water retention issues. The proposed project cost is approximately $8 million and it is scheduled for completion in 2022 or 2023.
The Chariho Regional School Committee (“Chariho”) filed a Verified Complaint in Washington County Superior Court for declaratory judgment and injunctive relief against the State by and through RIDE, DOA, the Council on Elementary and Secondary Education (the “Council”), and the Commissioner to declare the rights and obligations under the State’s alleged breach of a Career and Technical Center transfer Agreement (“CTC Agreement”) that transferred a state-owned property to Chariho to be used as a Career and Technical Center. The RIAG only represents the State and DOA in this matter; RIDE, the Council, and the Commissioner have all secured outside counsel. In the operative complaint, Chariho alleges that that RIDE and the Council (not DOA) breached the CTC Agreement by authorizing career and technical programs as Westly High School and Narragansett High School. Following a significant amount of motion practice, amended complaints, and the joinder of all South County school districts (Narragansett, New Shoreham, South Kingstown, and Westerly), the Superior Court dismissed Chariho’s claims in March 2017. Chariho appealed and the Rhode Island Supreme Court reversed the dismissal and remanded the case for further consideration in 2019. Following the appeal, DOA (represented by RIAG) moved to dismiss the Amended Verified Complaint again, on the basis of an argument previously asserted but left unresolved on appeal; that Chariho failed to state a claim against DOA, because the CTC Agreement could only be enforced against RIDE and the Council. Chariho objected to DOA’s Motion, and after a hearing the Superior Court denied DOA’s Motion. DOA answered the Amended Verified Complaint in December 2019 and the case is currently in the discovery phase. While Chariho seeks to vacate the transfer of the title to the property and return the property to the State, there is a question as to whether title would vest back to DOA or the Council, should Chariho succeed on its claims. In the event title vests back to DOA, the State would incur significant expense to repair/maintain the property.
A former State employee sued State of Rhode Island Legislative Council and her supervisor alleging violations of the Fair Employment Practices Act by creating a hostile work environment and engaging in gender discrimination. Discovery is substantially complete. Damages are unknown at this time. If interest is awarded, interest would be 12% of the judgment per annum from August 2004.
The plaintiff, a former program worker with juveniles, brought suit against DCYF and certain DCYF employees alleging discrimination based on gender and retaliation under the Whistleblowers’ Protection Act. Discovery is ongoing. Damages are estimated to be a minimum of $821,000. If interest is awarded, the amount would be 12% of the judgment per annum from April 2007. The amount of the potential award may be offset by a workers’ compensation setoff. After a motion for judgment on the pleadings was filed with respect to the claims against the individual State defendants, a stipulation was entered by the parties agreeing to the dismissal.
A personal injury case was filed alleging that a youth in temporary custody of DCYF visited a trampoline park where the youth sustained injuries, including permanent paralysis. The complaint includes three counts brought against the DCYF, a DCYF social worker, the group home where the youth was staying, two of the employees of the group home and John Does alleging negligence, negligent supervision and loss of parental companionship. The Office of the Attorney General represents the State, DCYF and the DCYF employee. Discovery has commenced. The extent of the alleged injuries and alleged permanent paralysis and lifetime care are unknown at this time but are anticipated to be extensive; damages could be in the multimillion-dollar range.
A wrongful death action arising from an automobile accident was filed against the State. A wrong way driver, operating under the influence of alcohol, struck a vehicle and killed a young married couple, leaving behind a young child. Plaintiffs have alleged that the State was negligent due to insufficient signage on the roadway where the accident occurred. The State believes that the public duty doctrine applies. Potential damages could be valued in the millions of dollars.
The American Trucking Association and four trucking companies have sued Rhode Island in federal district court alleging that the statute authorizing only tractor-trailer tolling violates the Dormant Commerce Clause of the United States Constitution. The matter is currently pending and a trial is expected to commence in late 2021. The State receives about $45-50 million per year in revenue from the tolling and this federal court litigation seeks to enjoin or stop the receipt of that revenue but does not seek damages or restitution for tolls previously paid. The lawsuit also seeks attorney’s fees, which could exceed the $500,000 threshold. It is possible that if plaintiffs are successful, other litigants could file suit seeking the payment of damages or restitution for prior tolls charged.
Children’s Rights of New York (“Children’s Rights”) sued DCYF alleging constitutional and statutory violations in its foster care programs. Children’s Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees. A judgment was entered in favor of the State in the United States District Court for the District of Rhode Island on April 30, 2014. Children’s Rights appealed to the United States Court of Appeals for the First Circuit, which reversed the judgment and remanded the case to the District Court for additional discovery and further litigation. A settlement agreement was approved by the District Court after a fairness hearing in May 2018 and negotiated attorneys’ fees were paid. The State will need to provide resources to DCYF to carry out the terms of the settlement agreement and meet its benchmarks. If DCYF does not meet the benchmarks, the State may be liable for costs and attorneys’ fees from future litigation for contempt and/or enforcement of the settlement. DCYF management believes they can comply with the requirements of the settlement with current staffing levels, but if it is determined that requirements of the settlement are not being met, DCYF will seek additional positions and associated funding.
Pre-suit notice of litigation was received in a potential wrongful death action arising from an accident where a six-year old riding a bicycle on or near the State’s East Bay Bike Path was struck by a motor vehicle and killed. Specific causes of action and damages are unknown at this time; however, the wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000. If the court determines that the statutory cap does not apply then given the age of the decedent and the potential for a loss of consortium claim, the amount of damages could be many millions of dollars.
On May 2, 2011, Cashman Equipment filed suit against Cardi Corporation and RIDOT in Superior Court in connection with construction work performed in the course of building the Sakonnet River Bridge. Cashman has set forth several allegations against Cardi including breach of contract, unjust enrichment, and negligence due to the fact that Cardi allegedly supplied a defective design for the cofferdams and defective materials. Cashman has contended that Cardi’s actions required Cashman to perform additional work on the bridge for which it was entitled to compensation. Cardi has filed counterclaims against Cashman and Third-party claims against RIDOT. In relation to the State, Cashman has specified approximately $1.5 million as pass through claims. Cardi has filed a first amended third party complaint against the State for those amounts plus any damages related to Type F concrete. The potential liability could exceed $4.0 million. The parties have participated in three court-ordered mediations for this case. The Court bifurcated this matter for trial. Trial on the Cofferdam issue (which does not involve claims against the State) started on October 30, 2019 and is ongoing. The trial on the pass though claims and Type F concrete to be scheduled for a later date. Discovery in the matter is ongoing. On June 9, 2017 Cashman filed for bankruptcy and the case is being maintained by the bankruptcy trustee.
A lawsuit was brought by H.V. Collins Properties, Inc. regarding ownership of property condemned by RIDOT from the City of Providence in order to build a segment of a bike path near Gano Street in Providence. Plaintiff’s first amended complaint did not specify an amount of damages. Plaintiff’s motion for partial summary judgment was granted by the court as to ownership of the contested land. The amount of damages is unknown at this time.
On January 29, 2020, Beaufoy Development, LLC filed suit against RIDOT on a petition for the assessment of damages. RIDOT acquired certain property and easements in Pawtucket by condemnation. On February 20, 2020, RIDOT filed its answer. The amount of potential damages is currently unknown.
On September 27, 2010, Apex Development filed a petition for assessment of damages, and in subsequent amendments dated August 7, 2013 and October 30, 2019 alleged trespass related to RIDOT’s general contractor’s construction activities allegedly outside of temporary construction easements. Discovery in the matter is ongoing. The amount of potential damages is currently unknown.
On June 17, 2021, Plaintiff SPS New England, Inc. filed a lawsuit seeking payment of the “stipend” in the amount of $150,000.00 related to the canceled solicitation for the Washington Bridge project. RIDOT has filed a motion to dismiss the lawsuit which is currently scheduled for November, 2021.
Plaintiff Atsalis Brothers Painting Co. is a subcontractor to Cardi Corp. on several public works projects and alleges non-payment against Cardi in the amount of $529,826.78. On July 7, 2021, Cardi Corp. filed a Third-Party Complaint against RIDOT. The State filed an Answer on September 1, 2021 and the case is in the discovery phase.
Plaintiff Cardi Corp has filed a complaint against the Rhode Island Department of Administration, RIDOT, and the Federal Highway Administrations in Federal Court regarding the cancellation of the solicitation of the Washington Bridge Project. Currently the Court has under consideration the Motions for Summary Judgment filed by the parties. The amount of potential damages is currently unknown.

In the case of K.L., through her parent L.L. and on behalf of a Class v. R.I. Board of Education, et al., a student, through her parents and on behalf of a class of similarly situated individuals, filed suit in federal court arguing that LEAs in the State must provide free appropriate public education to students with a disability who have not earned a regular high school diploma until the age of 22. Such services have historically been provided until the age of 21. On appeal of a district court decision in favor of the State, the First Circuit Court of Appeals reversed the district court, held in favor of the plaintiffs and remanded the case to the district court to determine remedies. The parties are currently working to determine the size of plaintiffs’ class in preparation for a potential settlement conference. Based on similar settlements in other states, the State estimates potential liability of approximately $6.4 million.
Plaintiff Daniel Harrop has filed a lawsuit seeking to enjoin legal sports wagering in the State. Plaintiff contends that the legalization of sports wagering required the approval of voters through a statewide referendum. The lawsuit was dismissed in Superior Court, but plaintiff has filed a motion to amend the complaint. State revenues collected from Twin River and Tiverton Casino would be affected if a court were to enjoin or otherwise restrict sports wagering.
Plaintiffs Mutual Properties 14 Thurber LLC and Paolino Properties jointly brought suit as unsuccessful bidders against the Department of Administration, the State Board of Elections and their respective directors seeking declaratory and injunctive relief and attorneys fees arising from allegations that the State violated State procurement laws when it cancelled a request for proposals and chose to negotiate a single source contract for leased space. The Superior Court denied plaintiffs’ request for a temporary restraining order seeking to halt execution of the lease by the State and the prospective lessor. The State’s motion to dismiss was denied, and limited discovery has been largely completed. Dispositive motions are tentatively scheduled to be filed towards the end of 2021. The amount of potential damages is unknown at this time.
Plaintiff, estate of a decedent, has brought a wrongful death action against the State (including the Department of Public Safety and E-911) and the Town of Lincoln arising out of address confusion in the response of first responders to an emergency. This matter was only recently filed and is currently in discovery; damages have not been quantified and no demand has been served. The wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000 and the Public Duty Doctrine.
A wrongful death action was filed against the State arising out of a vehicle striking a pedestrian on Allens Avenue in Providence. Pedestrian was hospitalized for three months and then a lengthy stay at rehabilitation and home care. Eventually Plaintiff died as a result of his injuries. Discovery is currently stayed as case is on its second petition for certiorari before the Rhode Island Supreme Court. Medical damages alone are approximately $4.5 million.
A lawsuit was filed against the State in 2020 relating to a serious bodily injury arising out a police shooting by the Rhode Island State Police and Providence Police on a Rte 95N merging ramp. Collectively, the police discharged their weapons at a vehicle that refused to follow verbal commands and was using the vehicle as a weapon against police and civilians. Plaintiff was a vehicle passenger and was struck by a bullet when police discharged their weapons. The Plaintiff’s initial demand for damages was $2 million. The case is currently in discovery.
Disability Rights Rhode Island and the ACLU National Prison Project brought suit against the Rhode Island Department of Corrections (“RIDOC”) on behalf of six named individuals who were/are inmates at RIDOC, as well as seeking class certification. The complaint alleges that RIDOC violated the constitutional rights of inmates with severe and persistent mental illness, as well as the ADA and the Rehabilitation Act when inmates are placed in administrative or disciplinary confinement. Among the relief sought is a change in RIDOC policies and practices, increased staffing, possible facility alteration and/or creation and appointment of an expert to assess RIDOC’ s confinement and make recommendations that the State must comply with. The Plaintiffs will also seek significant attorneys’ fees. This case is progressing on a dual track: litigation and mediation. The State will contest any claim for class certification and defend the lawsuit on its merits.
A consent decree was entered in the U.S. District Court for the District of Rhode Island on complaints brought by the United States of America (through the Department of Justice) regarding the rights of individuals with intellectual and developmental disabilities (“I/DD”). The consent decree included requirements relating to funding, provider capacity and reporting from the monitor, which were expected to be the subject of an evidentiary hearing in the last quarter of calendar year 2021. A proposed settlement has been reached, subject to court approval, which may occur as early as October 21, 2021. As part of the settlement terms, for FY 2023, the State’s Medicaid reimbursable rate will be increased to support the starting wage for direct support professionals (“DSPs”) to $18 per hour, which is estimated to result in a total expense of $34.7 million. The State’s share is estimated at $15.9 million and is expected to be incorporated into the State’s FY 2023 budget to be paid from State general revenues. It is anticipated that the federal government will contribute $18.8 million pursuant to the enhanced Federal Medical Assistance Percentage (“FMAP”) available through the Families First Coronavirus Response Act, Public Law 116-127, as amended by the CARES Act. This will be an ongoing annual expense for the State, with incremental increases over time. For FY 2024, the Medicaid reimbursable rate will be increased to support the starting wage for DSPs to $20.00 per hour. The estimated total cost for FY 2024 has not been calculated but would likely be comparable to the increase for FY 2023. For both FY 2023 and FY 2024, overnight worker and supervisor wages would proportionally increase. These increases are included in the budget estimate of $34.7 million in total expenses for FY 2023. Additionally, the State will establish a $12 million programmatic transition fund, which shall not supplant or replace existing I/DD funding and must be used solely for I/DD integrated day activities and supported employment services as defined in the consent decree. It is likely that the transition fund will be funded with State general revenues. In the settlement, the State also commits to a $2 million fund for technology acquisition for individuals within the I/DD system, which may be funded from State general revenues, from federal Home- and Community-Based Services funding, or from other sources. Payments of amounts pursuant to the settlement are not expected to have a material adverse effect on the State’s financial position or have a material adverse effect on the State’s ability to meet its debt service obligations. A lawsuit has been filed against the State by a former employee of the Department of Health who was terminated as of August 24, 2020 for giving confidential documents related to complaints about nursing homes filed with the Department to a member of the media. Plaintiff is claiming First Amendment retaliation, tortious interference with a contract and Whistleblowers’ Protection Act violations. Plaintiff also filed a suit in 2016 alleging workplace retaliation in violation of the Whistleblowers’ Protection Act for raising concern internally about an alleged backlog of complaints against Department-regulated facilities, such as nursing homes. As of March 16, 2021, Plaintiff has demanded over $1 million in damages. These cases are currently in discovery and are being rigorously defended by the State.
In 2020, Plaintiff filed a complaint in Superior Court against RIDOC alleging violations of the Fair Employment Practices Act and Rhode Island Civil Rights Act in relation to his 2011 and 2012 applications for employment as a correctional officer. He alleges that RIDOC’s entrance examination is racially discriminatory, basing that claim on a separate U.S. Department of Justice lawsuit against RIDOC pursuant under Title VII. RIDOC filed a motion for summary judgment on statute of limitations grounds in September 2021 which is scheduled to be heard in December 2021. The Plaintiff is seeking lost wages, as well as other relief, plus interest, which in total could exceed $500,000.
In 2012, Plaintiff filed a complaint in Superior Court against the Rhode Island Veterans’ Home and her supervisor alleging violations of the Fair Employment Practices Act and the Whistleblowers’ Protection

Act. Plaintiff alleges that she suffered retaliation after complaining about a discriminatory and hostile work environment. The Defendants filed a motion for summary judgment, which was granted as to the individual supervisor but denied as to the Veterans’ Home. The Plaintiff is seeking compensatory and punitive damages, as well as other relief. If a judgment is entered against the Veterans’ Home, interest would be 12% of the judgment per annum from September of 2012, and total exposure to the State could exceed $500,000.
Plaintiff, a former associate director of the State Office of Veteran’s Affairs filed a complaint against the State in the U.S. District Court for the District of Rhode Island alleging employment discrimination and retaliation. Plaintiff claims lost wages from 2017 to the present and counsel fees that could potentially exceed $750,000. The case is in discovery and the State intends to file a dispositive motion.
In 2021, Plaintiff, a retired employee of the Sherriff’s Office, filed suit against the State, Sherriff DeCesare and Clara McNulty (an HR employee) alleging age discrimination. He is seeking compensatory and punitive damages in an unnamed amount. The Complaint has not yet been served.
Plaintiff filed a wrongful death action against RIDOT for the death of her daughter that occurred in the early morning hours on June 13, 2017. Decedent was allegedly in her car with two other individuals that was being operated at a high rate on North Rt. 146 in the Town of Lincoln when it left the lane of travel, flipped over and ultimately hit the guard rail. None of the passengers were wearing seat belts and all three were thrown from the vehicle. The allegation is that the guard rail was defective. The case is presently in fact discovery.
Plaintiff was struck by a car when he was in the crosswalk on North Main Street, Providence, RI. Plaintiff has sued the City of Providence and the State alleging negligent design and maintenance of the crosswalk. This case is in discovery. Damages could exceed $1 million.
A medical malpractice claim was filed by seven inmates of the Department of Corrections alleging a DOC nurse used a contaminated needle when testing these inmates blood sugar levels and distributing insulin to them, possibly exposing them to various bloodborne diseases, most specifically HIV. Plaintiffs’ initial demand is $1.4 million. The case is currently in discovery.
The ACLU filed suit in 2015 challenging the constitutionality of a Rhode Island law that restricts level 3 sex offenders from living within 1,000 feet of a school, R.I. Gen. Laws §. 11-37.1-10. This class action suit is nearing the end of fact discovery, with a plan to file dispositive motions on one of Plaintiffs’ claims. It is anticipated that attorney’s fees will exceed $500,000.
On June 4, 2021, the Executive Office of Health and Human Services (EOHHS) received communications from the Rhode Island Health Care Association (RIHCA) alleging that the State did not follow the State and Federal law in the development of the SFY 2021 nursing home per diem rate increase. EOHHS does not agree with RIHCA’s claim of statutory or regulatory violations in the development of the EOHHS FY 2021 nursing home per diem rate increase. To date no claim has been filed against the State in this matter. Potential damages if RIHCA were to file suit against the State are undetermined at this time.

APPENDIX G

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE-EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the 2022 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
COVID-19 Pandemic
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 dramatically altered the public health environment in the State and has had a significant effect on the State’s economy (including increasing public and private health emergency response costs, unemployment and reducing sources of State and local revenues).  These circumstances may continue for an extended period of time.
Geographic Information
On January 4, 1896, the State became the 45th state of the United States of America (the “U.S.”). Ranking 13th largest among the states in total area, the State contains approximately 84,900 square miles. It ranges in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. The State is in an arid region (precipitation ranks as the second lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the state is known for its scenic beauty and the diversity of its outdoor recreation areas. Land ownership in the State was distributed as about 64% federal, 10% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).
Financial Information Regarding the State of Utah
Utah Economy and Outlook
Demographics
2021 Overview
Despite the considerable challenges of conducting a population count in the midst of a pandemic, the release of new decennial census data provided a set of solid population reference points. The 2020 census data identified Utah as the fastest-growing state in the nation at 18.4% growth between 2010 and

2020. Natural increase drove growth through-out the past decade, but net migration contributed more than half of the growth between 2020 and 2021. The state continues to age and become more diverse. A 1.8% population increase between 2020 and 2021 is the highest growth rate since 2017.
2020 Census
State, County, and City Changes
The April 1, 2020, resident population in Utah was 3,271,616. The increase of 507,731 new Utahns since 2010 placed Utah as the fastest-growing state in the nation at 18.4%. Despite being the fastest-growing state, this increase was less than in the previous two decades in both absolute and percentage terms. Nationwide, a growth rate of 7.4% was the 2nd slowest decadal rate in recorded history, reflecting an aging population, declining births and significant reduction in immigration flows.
Per the 2020 census count, six counties grew faster than the state, while seven counties experienced population declines between 2010 and 2020. Wasatch, Washington, Morgan, Utah, Tooele, and Iron were the fastest-growing counties, while Daggett, Emery, Wayne, Piute, Carbon, Garfield, and San Juan lost population. These statewide population changes reflected a national trend of areas near urban centers experiencing intense growth while rural or smaller communities experienced population stagnation or decline.
Salt Lake and Utah counties added the most residents, at 155,583 and 142,835, respectively. Four cities (Herriman, Lehi, South Jordan, and Eagle Mountain) accounted for 111,136 of these new residents within these two counties. Smaller communities in the region, such as Vineyard and Bluffdale, added to this growth. Vineyard grew by 8,923%, adding over 12,000 new residents. Bluffdale increased by a more modest 124%, adding 9,416 new residents.
Age Structure
Limited age insights are available from the released 2020 census data. However, we know that Utah has the largest share of the population under age 18 (28.6%) and, conversely, the lowest share of 18 and older (71.4%) in the nation. These shares reflect a decreasing trend from prior decennial counts for the under 18 population, from 32.2% in 2000 and 31.5% in 2010.
Households and Housing Units
Utah had the fastest increase in housing units between 2010 and 2020, adding 17.5% to the housing stock. Of the 1,151,414 housing units statewide on April 1, 2020, 1,057,252 or 91.8% were occupied.
Similar to population, Wasatch County also experienced significant growth in housing units, increasing 36.7% or 3,885 to reach 14,462 housing units in 2020. Utah County had the second-highest rate of housing unit growth at 29.8%, reaching a total of 192,570 units. Washington County was a close third at 29.1% or 16,796 new units, totaling 74,530 in 2020. Salt Lake County added the most housing units (64,248).
Race and Hispanic Origin
The initial 2020 census data indicated a continued racial and ethnic diversification of the Utah population. This decade, residents identifying as racial or ethnic minority populations drove over half (52.0%) of statewide growth. One-in-four Utahns now identify as a race or ethnicity other than non-Hispanic White, increasing from one-in-five in 2010.

While the non-Hispanic White population remains the largest share of the state (75.4%), the Hispanic or Latino population is the 2nd largest at 15.1% or 492,912 residents. The following non-Hispanic or Latino populations were the fastest growing throughout the decade: Some Other Race and Two or More Races, Native Hawaiian or Other Pacific Islander, Asian, and Black or African American. Utahns under 18 are more likely than their older peers to identify as a race or ethnicity other than non-Hispanic White.
State and County Population Estimates
Utah’s population added 58,729 residents between July 1, 2020, and July 1, 2021, resulting in a population of 3,343,552, according to estimates prepared by the Utah Population Committee (UPC). The annual growth rate of 1.8% is slightly higher than the previous year’s percent growth, 1.7%.
A 14.9% increase in deaths, driven by COVID-19, combined with a slight decrease in births, resulted in the lowest natural increase on state record since 1975. Utah’s net migration increased to the highest level since 2005, now at 34,858 and almost 10,000 higher than last year. Net migration contributed 59% of Utah’s population growth this year.
Iron County experienced the fastest growth at 6.2%, followed by Tooele County (4.1%), Washington County (4.0%), and Utah County (2.9%). Net migration drove nearly all (90%) of Iron County’s growth. Utah County added the most residents (19,367 or a 2.9% increase), more than half of which came from net migration. Utah County’s increase accounts for 33.0% of statewide growth.
2022 Outlook
2022 will be a year of continuing growth with strong migration. The Intermountain West will remain an attractive area to potential new residents seeking employment opportunities and retirement options. Natural increase will likely return to pre-pandemic levels as COVID-19 tapers off and deaths are reduced.
Employment, Wages, and Labor Force
2021 Overview
The year began with the world immersed in a health pandemic. Across the globe, significant economic setbacks remained. The United States was one of the world’s lesser-impacted economies as it had the means to backstop its economy with considerable economic stimulus. But even then, it was still an economy facing disruption.
At the state level, Utah and Idaho were economic standouts. Though both were impacted with job disruptions at the pandemic’s onset, as each month thereafter progressed, their economies rebounded. By the end of 2020, both economies had improved and closed the job-loss gap (although several industry sectors were still down). No other states had such a positive economic springboard entering 2021.
As 2021 progressed, the Utah economy as measured by jobs was now growing over-and-above the state’s pre-pandemic economic position. Therefore, it made sense to appraise 2021’s economic position not against the pandemic’s disruption, but against real trend growth last seen in 2019. In response, a two-year economic evaluation has been temporarily adopted.
Utah ended 2021 with two-year job growth around 3.5%, spanning from late 2019 to late 2021, with a global health pandemic in-between. That growth is a significant economic achievement and needs to be appreciated for the unique accomplishment that it is.

How can Utah achieve such a performance? Multiple reasons emerge. The state entered the pandemic in the best economic position possible. The economy was fully-employed. Job growth was strong, and unemployment was historically low. No major economic weaknesses carried into the pandemic.
Utah’s high birthrate is a major economic driver. As generations age into the labor force, Utah’s economy is stimulated to absorb this growth. This can temper or mitigate negative waves that come at the Utah economy from without, such as a global pandemic.
During the pandemic, Utah did not restrict its economy as aggressively as most other states. Utah’s youngest-in-the-nation population could weather the health risk better than most.
Proximity to California is always a factor. That large state imposed tighter pandemic restrictions. Southern Utah benefitted. People from other states found there a viable and accessible recreation outlet.
Another impact was the prompt acceptance of teleworking. Nationwide, businesses whose employees’ main work tool is a computer found that their workforce could keep business running outside of an office environment. This discovery created a new American migratory class that is educated and affluent. Utah became a recipient of such labor. That labor’s entrance helped to support consumer demand for Utah goods and services.
An emerging tight labor market was another economic story of 2021. Society was eager for the pandemic to disappear. In the spring of 2021, that hope seemed to have arrived as vaccinations were rising and pandemic case counts fading. Beginning in April, the country started to commercially behave as if the pandemic was over. The country’s business trepidation faded and the demand for goods and services rapidly returned to its pre-pandemic level.
But in the pandemic interval, about 35,000 laborers had moved to the sidelines by dropping out of the labor force. They did not return to the job market in equal response to the business demand. A wide gap emerged between labor supply and demand. Many businesses spoke of not being able to find enough workers. The problem was particularly acute in the lower-wage, lower-skill leisure and hospitality realm that had just fully reopened.
This labor shortfall is so pronounced that by year’s end, Utah’s unemployment rate had fallen to an all-time low of 2.2%, and looking like it would trend lower.
The difficulty of finding labor is real. The business community will support that assessment. What needs to be kept in mind is that the Utah economy is growing, and an economy cannot grow without labor. Therefore, even in the midst of this tight labor market, the Utah economy is managing to find enough labor to grow and expand.
2022 Outlook
As Utah’s job growth reveals, to date, finding labor has not been a severely restrictive obstacle. But there can come a point where it might. Utah has had recent periods where the tightness of its labor market looked like it was about to slow further economic expansion. But a national recession would arise and dissolve that concern.
The current national economy does not appear to be heading in that direction. It is still working toward pulling out of its pandemic setback. Therefore, labor restrictions may be a major economic risk facing the Utah economy in 2022.

Labor restrictions could merge with another potential risk, which is a short housing supply and high housing prices. Labor in-migration would help ease any Utah labor shortfall, but if housing prices and availability become barriers, they would work against that labor source.
There are pockets in Utah where labor could still be available. The labor force participation rate is lower than its pre-pandemic level of 68.5%, meaning there are roughly 11,000 fewer labor force participants now than pre-pandemic. A fading pandemic in 2022 has the potential to lure these sidelined workers back.
Also, multiple job holding is lower now than before the pandemic, to the tune of roughly 5,000 positions. Again, a fading pandemic may remove a barrier and return multiple job holding to customary levels.
The main risk to the 2022 Utah economy appears to be labor availability. But it is not the only one. A re-emerging pandemic instead of a fading one would change the forecast dynamic.
Given the economic environment entering 2022, and taking into account the risks and restrictions surrounding the economy, it is forecast that Utah’s employment level will still be able to grow between a 2.5% and 3.0% pace. The state has an uncanny track record of finding, attracting, and meeting its economic labor needs.
Unemployment is expected to remain historically low, around the 2.0% level. Because of that, pressure will be upward on the price of labor. Therefore, average wage growth is expected to be above average—somewhere at or north of 3.4%.
Personal Income
2021 Overview
Utah’s total personal income in 2021 was an estimated $179.2 billion, a 5.7% increase from $169.7 billion in 2020. Utah’s estimated 2021 per capita income was $53,859, up 3.2% from $52,204 in 2020. While federal fiscal and monetary support continued in 2021, it was much lower than in 2020, which resulted in slowing personal income growth. U.S. total personal income grew by 6.5% in 2021, and per capita personal income grew by 5.7%. Utah’s 2021 estimated total personal income growth and per capita personal income growth slowed and were below the national average.
Total Personal Income
Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: (1) net earnings by place of work, adjusted for place of residence; (2) property income, or income from dividends, interest, and rent; and (3) income from transfer receipts, which are benefits received from the government, including Social Security, Medicare and Medicaid, and veteran’s benefits. In 2020, Utah’s TPI was $169.7 billion, and of that, net earnings by place of residence comprised the largest share (64.5%). This was followed by property income from dividends, interest, and rent (20.2%), and income from transfer receipts (15.3%).
While Utah’s component share of net earnings and property income from dividends, interest, and rent was similar to the national average, its income from transfer receipts was the lowest of any state. The three states with the lowest share of transfer receipt income were Utah (15.3%), Colorado (16.6%), and Connecticut (17.2%). The states with the highest share were West Virginia (33.3%), Mississippi (31.1%), and New Mexico (29.5%).

In 2020, Utah’s TPI rose 7.8% from $157.3 billion to $169.7 billion. The fastest-growing component was transfer receipt income, which grew 30.6% from $19.9 billion to $26.0 billion. Net earnings by place of residence rose 5.7% from $103.5 billion to $109.5 billion, and property income from dividends, interest, and rent rose 0.9% from $33.9 billion to $34.2 billion.
The majority of earnings by place of work, which includes government social insurance, came from wages and salaries (72.4%), followed by supplements to wages and salaries (16.1%), and proprietors’ income (11.4%). Utah’s earnings by place of work came primarily from nonfarm earnings (99.6%) versus farm earnings (0.4%). This is roughly equivalent to the nonfarm/farm split for the United States (99.5% and 0.5%, respectively).
Of Utah’s nonfarm earnings, 84.6% came from the private sector and 15.4% came from the public sector. Within the Utah private sector, the professional, scientific, and technical services sector (12.2%) was the largest source of earnings; followed by manufacturing (10.9%) and construction (10.5%). At the national level, health care and social assistance accounted for the largest percentage of private-sector earnings (13.5%); followed by professional, scientific, and technical services (13.1%) and manufacturing (10.7%).
In 2020, all but three of Utah’s broad private-industry classifications experienced positive growth in earnings. The finance and insurance sector had the highest year-over-year earnings growth of 17.0%; followed by forestry, fishing, and related activities (12.1%) and construction (11.2%). The arts, entertainment, and recreation sector had the lowest year-over-year earnings growth of (-21.3%); followed by accommodation and food services (-13.7%) and mining, quarrying, and oil and gas extraction (-3.2%).
Earnings in Utah’s public sector, which includes federal civilians, military, and state and local employees, expanded by 4.9% in 2020.
Per Capita Personal Income
Per capita personal income is a region’s total personal income divided by its total population. Personal income and per capita personal income data are reported quarterly by the U.S. Bureau of Economic Analysis. Utah’s estimated 2021 per capita personal income was $53,859, up 3.2% from the 2020 level of $52,204. Utah’s estimated 2021 per capita income was 85.6% of the national per capita income of $62,926.
In 2020, Utah’s total personal income growth rate was the eleventh-highest in the nation, while its per capita personal income growth rate was the twenty-third highest. Utah’s young population has largely driven this dynamic of higher personal income growth but lower per capita income growth. While total personal income is expanding, per capita personal income is weighed down by many young individuals counted in the population but have not yet entered the workforce. As Utah’s population continues to diversify, as is projected, the gap between personal income growth and per capita growth should continue to narrow.
Per Capita Personal Income by County
Utah experienced per capita personal income growth of 6.3% in 2020, which was higher than its 5.9% growth in 2019. All 29 counties experienced per capita personal income gains in 2020. Garfield County experienced the strongest year-over-year growth (12.4%), while Wayne (11.6%), Millard (11.6%), Juab (9.9%), and Sanpete (9.9%) rounded out the top five counties for growth.
In 2020, Summit County’s per capita personal income was the highest in Utah at $156,537, almost three times the state average of $52,204. Summit, along with Wasatch ($61,653) and Grand ($60,928), were the only three counties with an average per capita personal income that exceeded the national average of

$59,510. Salt Lake ($59,077) and Morgan ($58,631) were the only other counties to outpace the statewide per capita income average.
2022 Outlook
Utah’s total personal income in 2021 was estimated to have grown 5.7%, slowing from 7.8% growth in 2020. The state’s estimated 2021 per capita personal income growth of 3.2% was also lower than the 2020 growth of 6.3%. Utah’s 2021 per capita personal income growth was higher than the national growth of 5.7%.
While continued federal fiscal and monetary support continued in 2021, it was much lower than the historically high levels of 2020. This resulted in personal income growth slowing markedly in Utah and the United States.
In 2022, both Utah and the United States are expected to see continued slowing in personal income growth. Federal pandemic financial support is likely finished and monetary policy will likely tighten in 2022, which will constrain growth. U.S. personal income is expected to slow from 7.2% in 2021 to 1.3% in 2022.
Utah personal income is similarly expected to slow in the next year, from 5.7% in 2021 to 1.8% in 2022. Utah continues to benefit from a strong economy, but labor constraints and inflationary pressure will impact the state’s personal income outlook.
Personal income growth is likely to continue to vary significantly among Utah industries. Those that experienced negative impacts in 2021, such as those related to leisure and hospitality, are likely to remain constrained in 2022 as the limited pool of available labor will constrain growth. Other industries, such as finance and insurance, will likely experience more substantial growth in 2022.
Gross Domestic Product by State
2021 Overview
Gross domestic product (GDP) estimates the value of final goods and services produced in an economy. It is a common indicator used to track the economic health of the nation or a state. Conceptually, GDP includes gross output less intermediate inputs, and as such it measures the economic activity within a geographic area. Real GDP controls for inflation by using “chained” dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June.
Nominal GDP
Utah’s nominal GDP (measured in current dollars) was estimated to be $197.6 billion in 2020, up from $195.1 billion in 2019. This represents a growth rate of 1.3%, which ranked the highest in the nation. The 1.3% Utah GDP growth rate represents a deceleration in growth over the previous three years largely attributed to the impacts of the COVID-19 pandemic. National GDP declined about 2.2% in 2020, a deceleration from the 4.1% growth in 2019.
Real GDP
Utah’s real GDP (measured in 2012 chained dollars) was $171.4 billion in 2020, up from $171.1 billion in 2019. This represents a growth rate of 0.1%. From 2019 to 2020, the nation’s GDP decreased by

3.4% after adjusting for inflation. At 4.9% in 2021, Utah’s GDP growth is expected to fall below the national average of 5.7%, in part due to base effects following from Utah’s strong 2020 growth. Over the past five years Utah’s GDP has grown by 19.5% compared to national growth of 5.7%.
Industry Growth
Financial activities remains the largest sector of GDP in Utah at 22.5% in 2020, followed by trade, transportation and utilities at 16.3% of total GDP.
In 2020, the finance, insurance, real estate, rental, and leasing industries added the most real value to the GDP of Utah (about $33.3 billion).
2021/2022 Outlook
Both Utah and U.S. GDP are expected to show strong growth in 2021 at 4.9% and 5.7% respectively. Utah’s growth is expected to continue to accelerate at 5.4% in 2022, while national growth is expected to moderate to 4.3%.
The COVID-19 pandemic still presents some concerns for GDP growth in 2021 and 2022. Inflation worries and supply chain disruptions could drag GDP growth down over the short term. However, pandemic-related constraints on GDP growth will lessen as the various sectors of the economy rebalance.
Utah Taxable Sales
2021 Overview
The COVID-19 pandemic continues to significantly impact Utah taxable sales, which are comprised of sales and purchases subject to sales and use tax. Following above-average increases in 2020, growth in total taxable sales accelerated significantly in 2021, increasing by an estimated 18.9% to $88.9 billion. This growth rate is one of the highest ever seen in Utah and is considerably higher than recent historical rates (which averaged 6.7% over the previous five years). Each of the four major sectors witnessed above-normal growth. Retail sales followed exceptional growth in 2020 with an almost equally strong year in 2021, rising by an estimated 15.6%. Taxable services rebounded by 22.2% after a 5.4% decline in 2020. Both the business investment purchases and the “all other” sales sectors also saw historic levels of growth in 2021, expanding by an estimated 22.6% and 34.5%, respectively. Secondary impacts from the pandemic, such as pent-up demand, federal stimulus and rebounding taxable service industries contributed to this exceptional growth.
Retail Sales
Following 16.0% growth in 2020, retail sales, which accounts for just over 55% of all taxable sales, increased by an estimated 15.6% to $49.3 billion in 2021. These are two of the largest year-over-year growth rates ever recorded in Utah retail sales. Growth in 2021 was primarily driven by strong consumer spending, whereas the additional growth in retail sales the previous year was primarily driven by changing consumer spending patterns due to the pandemic and state legislation that required marketplace facilitators to begin collecting sales and use tax on facilitated sales. Drivers behind this increase in consumer spending in 2021 include significant federal stimulus, pent-up demand, and increased activity by consumers due to the COVID-19 vaccine rollout.
Almost every industry in the retail sector saw significant increases in 2021. The only exception was food and beverage stores. During the early pandemic, consumers substituted expenditures at restaurants with expenditures at grocery stores. Conversely, as consumers felt more comfortable eating out again, they spent more at restaurants and less at grocery stores. Retail industries that saw the largest increases in 2021 included home improvement, electronics, appliances, furniture, clothing, and online retailers.
Business Investment Purchases
After increasing by 10.2% in 2020, business investment purchases jumped by an estimated 22.6% to $14.0 billion in 2021. High growth in this sector was led by the oil and gas, construction, manufacturing, and wholesale trade industries. The oil and gas industry saw significant declines in 2020 with low oil prices brought on by the pandemic, but surging oil prices in 2021 led to a sharp recovery. All other industries in this sector had strong growth in 2020, and their accelerated growth in 2021 was due to a surge in demand resulting from invigorated business and consumer spending. A hot Utah housing market during this time especially benefitted the construction industry. Low long-term interest rates due to accommodative monetary policy also bolstered business investment purchases.
Taxable Services
In 2021, overall taxable services increased by an estimated historical record of 22.2% to $22.1 billion. Many of the largest industries in this sector, including accommodations, recreation, entertainment, and food services, were among the hardest-hit industries in 2020 during the pandemic. However, in 2021 as the impact of available vaccines spread, consumer spending in these industries increased drastically. Growth in taxable services was fairly consistent in the 10 years prior to the pandemic, averaging 5.1% with minimal deviation. During 2020, taxable services declined 5.4%. The growth rate of 22.2% in 2021 was sufficient to not only return taxable sales in this sector to the historical trend line, but to also put it well above its former trajectory. Performance in this sector can be attributed to pent-up demand from consumers anxious to travel, recreate, and eat at restaurants after so long at home. Federal stimulus also likely contributed to historic consumer spending in the taxable services sector.
All Other
The category “all other” consists of transaction types such as private motor vehicle sales and prior period refunds/payments that do not fit in the other three sectors. In 2021, all other sales, which account for less than 4% of total taxable sales, increased by an estimated 34.5%. This historic rise was primarily due to high growth in private motor vehicle sales, which accounts for the majority of sales in this sector. Elevated volume in private motor vehicle sales began in the second quarter of 2020 and continued in 2021.
2022 Outlook
After a year of record increases, strong consumer spending is expected to drive another year of growth in Utah taxable sales, although at a much slower rate. Total taxable sales are forecasted to increase by 4.1% to $92.5 billion in 2022. Growth in each of the four major sectors is forecasted to be much lower than the state witnessed in 2021. After two years of growth above 15%, retail sales is forecasted to increase by 3.6% in 2022. Following a significant recovery in 2021, taxable services is forecasted to return to a more typical growth rate of 5.3%. Growth in business investment purchases and all other sales is also expected to moderate, increasing by a forecasted 4.3% and 3.2%, respectively. Although these growth rates are well below the record growth experienced in 2021, they are signs of a strong economy, as just maintaining the high level of taxable sales from the prior year would be a significant feat. In addition to robust consumer spending, continued progress in the fight against COVID-19 and a labor market that is among the best in the nation are expected to drive growth in Utah’s taxable sales in the coming year.

Although growth is forecasted in 2022, significant uncertainty exists. Consumers have been spending at record levels in 2021 and part of 2020, partially due to federal fiscal stimulus and pent-up demand. It is unknown how long and how much the effects from these events will continue to lift consumer spending. Furthermore, the pandemic may have fundamentally modified consumer behavior. For example, changes in how much consumers spend relative to their income and how they distribute their expenditures between taxable and nontaxable purchases have the potential to significantly alter the trajectory of taxable sales in 2022 and later years. Other conditions with the potential to impact 2022 taxable sales are primarily external in nature. These conditions include, but are not limited to, changes in the course of the pandemic (such as an acceleration in cases or new variants), inflation, supply chain issues, monetary and fiscal policy decisions, the national political climate, commodity prices and geopolitical instability. Any significant developments in these and other economic or political conditions could result in changes to employment, disposable income and consumer confidence, which in turn would affect Utah taxable sales.
Summary
In 2021, Utah taxable sales experienced one of the most pronounced years of growth the state has ever seen. Each of the four major sectors saw near-record growth. Indirect impacts of the COVID-19 pandemic—such as pent-up demand, federal stimulus, and vaccine availability—were key drivers of this growth. A labor market which is among the nation’s best and strong consumer spending are expected to drive another year of growth in taxable sales in 2022. However, it is unknown how long consumers will continue to spend at levels seen in 2020 and 2021 or what the new normal in consumer spending will look like after the pandemic. These and other external conditions add uncertainty to sales forecasts. Although the outlook for 2022 taxable sales is strong, it is also uncertain.
Tax Collections
2021 Overview
Tax collections grew 36.2% in fiscal year (FY) 2021. While much of the growth was due to the extension of the income tax filing deadline from April 15, 2020, to July 15, 2020, tax collections are estimated to have grown 14.6% even after adjusting for income tax timing. Revenue collections got a boost from a recovering Utah economy and various stimulus measures at the federal level to mitigate the impact of the pandemic.
Unrestricted revenues totaled $10,783.8 million in FY 2021, exceeding the February 2021 forecast (adjusted for legislation) of $9,958.7 million by $825.1 million. Total General Fund revenues rose 12.1%. Education Fund revenues jumped 56.2% due to the delay in the filing date which shifted an estimated $795 million from FY 2020 into FY 2021. Were it not for this timing shift, Education Fund revenues would have increased 17.1%. Transportation Fund revenues grew 8.5%. Revenues from mineral lease royalties and bonuses fell 16.1% in FY 2021.
General Fund
Revenue collections in the unrestricted General Fund grew to $3,171.7 million in FY 2021, increasing 12.1% (following 7.4% growth in FY 2020), largely due to growth in state sales and use tax revenue which jumped 15.9% in FY 2021. Total sales tax, which includes earmarked revenue, increased 15.4% in FY 2021. Some of the factors that contributed to this sales tax revenue growth were a rebounding economy, pent-up demand, higher prices, federal stimulus payments and extended unemployment benefits, increased vaccination rates, and a change in consumer behavior towards goods and away from services. Unrestricted insurance premium taxes rose 10.7% in FY 2021. Liquor profits edged up 1.6%. Beer, cigarette and tobacco taxes were down 5.0% as consumer preferences and consumption patterns changed.

Investment income dropped 66.3% as interest rates remained very low. Oil and gas and mining severance tax revenues fell 41.5% and 6.8%, respectively, in FY 2021.
Education Fund
Education Fund revenues increased 56.2% to $6,895.7 million in FY 2021. Individual income tax revenues rose 53.3%, while corporate income tax revenue jumped 108.7% as individual and corporate tax payments were shifted from April 2020 (FY 2020) to July 2020 (FY 2021).
Were it not for the income tax filing extension, individual income taxes would have grown 13.9% in FY 2021, and corporate income taxes would have risen 64.2%. These are still significant increases even after removing the impact of the timing shift. Individual income tax collections benefited from a healthy labor market and growth in capital gains due to a rising stock market, real estate price appreciation, and returns from other investments. Corporate income tax collections benefited from strong overall corporate profits. Corporate and individual income tax revenues may also have been impacted by taxpayers’ actions based on expectations of future tax or policy changes.
Transportation Fund
Unrestricted Transportation Fund revenues totaled $665.9 million in FY 2021, an increase of 8.5% compared to the previous fiscal year. Motor fuel tax collections increased 8.1% as more workers returned to in-person work and people were driving more in general. Special fuel tax revenue grew 12.1% as the economy rebounded and commercial activity increased. Other Transportation Fund revenue rose 4.5% in FY 2021.
2022 Outlook
Overall Utah tax collections are forecasted to decline 3.1% in FY 2022. General Fund revenues, however, are expected to grow by 8.0%. Although some moderation is expected, sales taxes are forecasted to increase 9.2% as consumer spending and the labor market remain healthy. Total sales tax, including earmarks, is forecasted to grow 8.9%. Estimated growth in Transportation Fund revenues is 3.2% for FY 2022. Total Education Fund revenues are expected to fall 9.0% in FY 2022, largely consisting of an 8.7% decline in individual income taxes and a 13.0% decline in corporate franchise and income taxes. However, this decline is compared to an artificially high base due to the delay in the filing deadline, which pushed revenues into FY 2021 from FY 2020. After adjusting for the income tax timing shift, Education Fund revenues are forecasted to increase 2.8% in FY 2022 (3.7% growth for individual income taxes and a 5.3% decline for corporate taxes) and total tax collections are forecasted to increase 4.7%.
Potential Risks to the Economy
Utah has fared relatively well during the coronavirus pandemic, and the state’s economy appears to be on sound footing. However, the economic outlook has a high degree of uncertainty due to national or international developments: possible resurgence of the COVID-19 virus or the emergence of variants resistant to vaccines, broad-based inflation, supply chain bottlenecks, labor shortages, a correction in asset values or the stock market, fiscal or monetary policy changes, a decline in one or more international economies, or geopolitical events. Any of these occurrences could lead to an erosion in business or consumer confidence.
In addition, legislative changes or court decisions have the potential to impact tax collections. For example, during the coronavirus pandemic the federal government extended the filing deadline for individual income and corporate franchise taxes from April 15, 2020, to July 15, 2020. Utah followed suit, pushing revenues into FY 2021 from FY 2020. These or other actions have the potential to affect tax collections.
Summary
Utah tax collections increased significantly in FY 2021 due to the income tax filing extension from April 15 to July 15, which pushed an estimated $795 million in Education Fund revenues from FY 2020 into FY 2021. Even after correcting for income tax timing considerations, Utah tax collections posted 14.6% growth. Although Utah’s economy remains fundamentally sound, there is considerable uncertainty and risk as a variety of factors have the potential to impact the outlook. It remains to be seen what the long-term changes to the economy will be as work and location patterns shift, consumer preferences change, and the business landscape is altered. Changes to the political landscape in Washington could also impact this outlook. Although total tax collections are expected to decrease 3.1% in FY 2022, this decline is compared to an artificially high base resulting from the shift of income tax revenues into FY 2021 due to the filing deadline extension. If the impacts of the income tax timing shifts are removed, the forecast would be for a 4.7% increase in total tax collections in FY 2022.
Exports
2020 Overview
Disruptions to international trade due to the COVID-19 pandemic had a strong negative impact on U.S. merchandise trade volumes overall over the past year, with total U.S. exports of merchandise goods falling by over 13% in 2020. Despite of the dire situation at the national level, Utah was one of only a handful of states in which merchandise exports actually increased in 2020, albeit by a very modest 1.9% over 2019 (in stark contrast to the growth rate of over 20% seen in 2019). The total value of Utah’s merchandise exports now stands at $17.7 billion dollars. Utah rose from being the 25th largest exporting state in the nation in terms of overall export value in 2019, to 23rd in the nation in 2020.
The majority of Utah’s merchandise export value is generated by the Salt Lake City Metropolitan area, which accounted for nearly 77% of the state’s exports in 2020 ($13.6 billion in value, up only slightly from $13.3 billion in 2019). Exports from the next largest metropolitan area, Provo, remained at a similar level to the past few years, totaling just over $1.8 billion (approximately 11% of the Utah total). In contrast, exports from the Ogden area fell from $1.7 billion in 2019 to just over $1.5 billion in 2020 (approximately 9% of total Utah export value). The only region to show strong export growth in 2020 was the Logan area, which increased total exports from $592 million in 2019 to $699 million in 2020, a growth rate of just over 18%. The region remains relatively small in terms of total Utah exports, however, accounting for less than 4% of Utah’s total merchandise export value in 2020.
In terms of the industrial composition of Utah’s exports in 2020, primary metals remain the largest single export sector by a substantial margin, once again accounting for more than half of the total value of Utah’s merchandise exports. The total value of Utah’s primary metal exports was nearly $9.2 billion in 2020 (up only slightly relative to 2019). The other significant export categories are the same as last year: computer and electronics ($1.8 billion in value, 10% of the total), chemicals ($1.5 billion in value and just under 9% of the total), and food products (just over $1 billion in value and 6% of total exports).
While exports of primary metals did not grow substantially over the last year, exports of the other top categories did: Exports of computers and electronics increased by nearly 20%, and exports of chemicals by over 18%, while exports of food products increased by over 9%. Significant growth also occurred in other smaller export sectors, such as beverages (up 77.5%), livestock and livestock products (up 230%), and textiles (up 61% in the milled category and 34% in the raw category). Significant export declines were seen in many sectors, however, most notably in the heavy manufactures category: Transportation equipment exports fell 23% to $809 million (4.6% of total Utah merchandise exports), machinery exports declined by 12% to $495 million (3.3% of the total), and exports of electrical equipment fell by nearly 28% to $316 million (roughly 3% of total exports).
The regional pattern of merchandise exports is dominated by the United Kingdom, which purchased over 50% of Utah’s exports in 2020 ($8.9 billion in value). Next are the North American trade partners, Canada and Mexico, which accounted for $8.5 billion and 5.3% of exports, respectively ($1.5 billion and $942 million in dollar terms). Rounding out the top five export destinations are China and Japan at 4.2% and 3.8% of the total, respectively ($734 million and $664 million). Including Hong Kong with China increase the total to 5% and $883 million.
While the United Kingdom’s position as the major market for Utah’s exports was unchanged from 2019, there were some important adjustments in other aspects of the regional export pattern. Exports to China, which fell dramatically in 2018 and remained low in 2019 as a result of trade tensions with the U.S., rose back up in 2020 as those tensions eased slightly. Exports to China increased by nearly 28% in 2020, pushing China from up from being the 6th largest Utah export market to the 4th. While Utah’s exports to the United Kingdom are heavily dominated by primary metals (nearly 98%), the state’s exports to China are much more diverse. China is a particularly important market for Utah’s agricultural products industry, and accounted for over 65% of that sector’s export value in 2020. Exports to Japan, by contrast, fell by just under 21% to $664 million, dropping from the 3rd largest market to the 5th. The biggest fall was in exports agricultural products, which were less than half of last year’s level (from $42 million in 2019 to less than $18 million in 2020). Utah’s exporters made progress in developing new markets in Denmark, Austria, Chile and the Philippines.
2021 Outlook
The COVID-19 pandemic has introduced considerable uncertainty into global markets. Initial data in 2020 suggested a substantial fall in world trade was likely to occur, but fortunately the effects on merchandise trade have not, so far, been as dramatic as was first feared (although the effect on services trade has been larger). A rapid fall in trade in the first two quarters of 2020 was somewhat offset by an equally rapid rebound in the latter half of the year. Overall, global merchandise trade was actually stagnant in 2020.
While U.S. merchandise exports did fall markedly 2020, the early figures for 2021 are relatively encouraging, and fit a rapid recovery narrative. Total U.S. merchandise export value through September 2021 has increased by just over 23% over the exports in the same period in 2020. Utah’s exports have increased by slightly under 10%, comparing the same periods. While these figures are preliminary, and obviously do not include the last quarter, they point to a continuation of the recovery of trade after the COVID-19 shock.
While risks remain, Utah’s heavy reliance on primary metal exports, which might be regarded as problematic in other contexts, does limit exposure in the current environment.
Price Inflation and Cost of Living
Introduction
Understanding the mechanics of what higher inflation means to people, and avoiding errant thinking in how price changes impact our economy, is an increasingly relevant issue.

For a family looking at the increasing cost of their weekly groceries, inflation is highly personal. It can seem cold to think about inflation as a technical measure of how the prices of all goods and services change over time. Prices can change due to supply constraints faced by businesses, or to shifts in what consumers demand. It is also affected by the total amount of money available in an economy and our collective expectations about the future. In short, whether an expert or an ordinary person – inflation is a phenomenon that concerns everyone in society.
As an economy grows, the amount of money should also grow if prices are to remain stable. Stable prices are desirable because they allow people to plan and use their resources for exchange in a predictable way. Low inflation (near 2.0% a year) appears to allow an economy to function efficiently and effectively. But significant or sudden disruptions to normal economic activity – such as a pandemic – can also upset things we typically take for granted, like the value and function of money. From federal stimulus to supply chain problems, our collective response to changes in purchasing patterns causes price changes.
The Federal Reserve governs money in the United States. It targets an inflation rate of 2.0% a year as most consistent with its mandate for price stability and maximum employment, conditions associated with economic growth and prosperity. The Fed warns that an inflation rate “that is too high may reduce the public’s ability to make accurate long term economic decisions.” Conversely, “deflation” — a harmful economic phenomenon where prices, and perhaps wages, fall—has been a concern this last decade.
While the long-term inflation trend is clear, about $15 in 1970 could buy the same amount of similar goods as $100 today. Items that cost $55 in 1990 would now cost around $100 to purchase.
Inflation does not affect all areas in the same way: across regions and the difference in the baskets of goods consumed between urban and rural areas. The most recent Regional Price Parities (RPPs), show Utah’s 2019 RPP remained the same relative to 2018 at 96.5. The cost of living in Utah is lower than the national average and 17% lower than in California. The relative prices of goods fell compared to the rest of the country, while our rents accelerated closer to the national average for housing services. Analysis of U.S. Metropolitan Statistical Areas shows less urban areas experienced faster inflation than the dense areas. This is also consistent with inflation measured at the Regional level.
2021 Overview
Year-over inflation stayed below 4% for over 150 months – the Consumer Price Index (CPI) exceeded 6% according to the Bureau of Labor statistics in October 2021, a rate unseen in over 30 years. While various measures of inflation exist, all are now elevated. For example, the Federal Reserve utilizes the Personal Consumption Expenditures (PCE) index as their preferred measure of inflation. For November, it was 5.7% overall, 8.5% for goods, and 4.3% for services on a year-over basis.
The Federal Reserve first used the word “transitory” to reflect a sharp change in inflation in April 2021. Economic staff described readings above expectation in the Federal Open Market Committee (FOMC) policy meeting minutes – “inflation was forecast to be temporarily boosted this year by the expected emergence of some production bottlenecks and supply constraints.” The surge is lasting longer than some policymakers expected.
A general price increase is an evaluation of the changes in price among billions of transactions across a multitude of goods and services. People also care about the prices of particular goods and how it impacts their own consumption. Semiconductor shortages have dampened vehicle production, driving up prices in both new and used car markets. There is discussion of curbing oil and gasoline price increases, up 50% from last year, with sales from the U.S. Strategic Petroleum Reserve. The demand to drive around the country surged this year. Ships are anchored at port, waiting to unload goods at crowded ports. Warehouses are full and truck drivers are in short supply.
Businesses are raising prices. Workers are experiencing wage increases, especially at the lower end of the income distribution. This is affecting future expectations. While some forecasters think inflation will stabilize near 2% next year, other financial experts evaluating market conditions expect leveling closer to 3%. Former government stimulus programs spiked personal savings rates throughout the year – yielding trillions to consumers. A sizeable federal infrastructure bill and added spending on federal programs might put increased pressure on resources and general prices.
Exactly how all of this combines to affect future inflation is an open question. The details are telling; only two major categories had price changes slower this year than was typical in the last decade. Education and Medical Care prices still went up by 2% and 1.3% respectively this year. Motor fuel prices rebounded 50% after collapsing in 2020. Car insurance also recovered, up over 6%. Housing, shelter, and food prices expanded by nearly 5%. Utilities were up over 10%, repair parts were close behind, while vehicles and transportation experienced double-digit price increases over 15%.
2022 Outlook
While higher inflation is not a crisis, it is a cause for concern. Policymakers would do well to take the short-term and long-run effects of their actions into account and adjust policy accordingly based upon thoughtful analysis to navigate both the end of the pandemic and the evolving structures of our future economy.
Inflation for 2022 is expected to moderate but remain higher than the country has experienced the last decade (latest forecast is for an average of 3.7% over the year). Inflation will likely remain in the news, as it will be a point of focus for economic experts, politicos, businesses, and everyone that uses money.
Consumer Confidence
2021 Overview
United States
Consumer confidence is an important signal for economic expectations, with consumer expenditures accounting for over two-thirds of economic activity. When sentiment is high, we can expect increased expenditures that fuel economic growth. When sentiment is low, we anticipate a decline in spending and a drag on economic growth.
2021 began with increasing U.S. consumer optimism, as measured by the University of Michigan’s Index of Consumer Sentiment, after a year of hard knocks in 2020. The index rose from a 10-year low of 71.8 in April 2020 to 79.0 by January 2021. With the increasing availability of COVID-19 vaccinations, the index reached 88.3 in April 2021. That trend reversed as the U.S. watched the virus’s Delta variant peak abroad over the spring and then spread through the country over the summer. The decline of Delta’s dominance was not enough to offset increasing concerns about inflation and the spread of the new Omicron variant, and the index dropped to 67.4 in November.
The declines in confidence in the latter part of 2021 led to an average index of 77.5, lower than 2020’s 81.5 and 2019’s pre-pandemic 96.0.

Utah
Utah’s economic stakeholders now have access to a localized reading of consumer confidence, with the Kem C. Gardner Policy Institute measuring Utah consumer sentiment beginning in October 2020.
While Utahns are more optimistic overall about the Utah economy, the Utah Consumer Confidence index trend closely mirrors the movement of the Michigan index for the U.S. The Utah index rose from 89.4 in January to 96.4 in March. The same news that pushed the U.S. index down pushed Utah’s index to 76.9 in November.
Like Michigan’s index for the U.S., the Utah Consumer Confidence Index reflects consumer opinions on five topics: current family financial situation relative to one year ago, expected future change in family financial situation, business conditions expected during the following year, business conditions expected over the next five years, and current buying conditions for large household goods.
Growing pains associated with Utah’s relative economic strength were apparent in more pessimism about buying conditions (i.e., inflation) in 2021, but this was not enough to offset Utahn’s relative optimism about business conditions in Utah. This optimism is largely responsible for the difference in Utah’s overall average index of 87.5 and the U.S.’s overall average index of 77.5. Utahns’ assessment of their current and future personal financial situation was similar to their counterparts in the U.S. survey in 2021.
2022 Outlook
Preliminary December 2021 data suggest that confidence bottomed out in November. Inflation and COVID-19 will continue to loom large for consumer confidence in 2022. All going well, expectations around an end to the COVID-19 pandemic, with the disease becoming endemic, and softening inflation should underpin a steady improvement in consumer confidence in Utah and the U.S.
Social Indicators
2021 Overview
Social indicators provide insights into dimensions of Utah life that are “noneconomic” in nature, but may impact the economy. This chapter includes information on social indicators from the Utah Foundation’s Social Capital series, which began release in September 2021 and continues into 2022.
Social Capital
Social capital affects a wide variety of public policy and economic concerns. Low social capital levels often lead to poor economic and social outcomes, both for individuals and for populations. Policymakers seek to ameliorate these poor outcomes through endeavors that span educational efforts, election reforms, public assistance programs, and law enforcement interventions. As social capital declines, the challenges become more acute—and social scientists across the political spectrum affirm that social capital in the U.S. is in long-term decline. In places where social capital is comparatively robust, however, it can translate into heightened economic prospects and lower demands on the public sector.
Despite the importance of social capital, public attention to the factors affecting social capital may receive inadequate attention from the public and policymakers. This is because social capital is less intuitive to understand from an economic and public policy perspective. It is the bonds between people and among networks, which they can use to benefit themselves and the group as a whole.

Social capital takes many forms. With its Social Capital series, the Utah Foundation seeks to be comprehensive, gathering data on roughly 30 metrics. These metrics are sorted into seven categories: (1) civic engagement; (2) social trust; (3) community life; (4) family health; (5) social cohesion; (6) future focus; and (7) social mobility.
Civic Engagement: Participation in Public Meetings
The measures related to civic engagement in Utah reveal both positive and negative outcomes. The state is currently experiencing increased voter turnout, but the relatively small number of advocacy organizations in Utah merits closer study to determine both the underlying reasons and the implications for civic life and social capital. The main bright spot, however, is participation in public meetings. In recent years, the state has far outperformed the nation at large on this count. In fact, only Vermont and Maine outperformed Utah in 2019. While other Mountain States like Colorado, Montana, and Wyoming have robust meeting participation as well, Utah leads the region.
Social Trust: Public Corruption Convictions
Successful social interactions depend on trust. Social trust has major implications for the prosperity of an economy, the health of a democracy, the strength of social fabric, and the support of strong social capital. Utah compares favorably on multiple indicators related to social trust, including the level of convictions for fraud, penalties for breach of trust, public corruption convictions, and violent crime rates. Utah stands out in particular on two measures. When it comes to federal corruption convictions, Utah performed second best in the nation, behind only Wyoming. And, Utah outperforms the entire nation in terms of breach of trust penalties. It should be noted that comparing state level convictions will highlight variances related to different laws, policies, and other practices, and not necessarily fully capture differential crime rates.
Participation in Community Life: Neighborhoods
For the purposes of this research, the Utah Foundation defines participation in community life as the ways in which people participate in and financially support non-governmental community endeavors. Six metrics are used in the analysis: (1) charitable donations; (2) volunteering; (3) attendance at religious services; (4) participation in neighborhood groups; (5) the number of non-professional organizations; and (6) the number of professional organizations. Utah tops the nation on multiple measures. However, when it comes to neighborhood participation, not only does Utah rank first, but no other state in the nation comes close to its level.
Family Health: Reading to Children
Family is the basic building block of society and a core component of social capital. To the extent that families are stable, the more the larger civilization benefits from this greater stability. To the extent that family connections are strong, the more the members of that family tend to enjoy stronger social capital and related socio-economic benefits.
The Utah Foundation’s series explores a variety of metrics related to marriage, children, and family activities. Despite Utah’s outstanding performance on family formation and structure, the Beehive State performs poorly on family activities and is trending in the wrong direction on related measures. For example, Utah is among the bottom 10 states nationally, with both Nevada and Arizona, when it comes to reading to young children. Reading to children has declined rapidly in Utah.

Social Cohesion: A Strong Middle Class
For the purposes of this research, the Utah Foundation defines social cohesion as the commonalities that allow a population to function effectively as a group and open the way for individuals to participate in that whole. The issue is examined through three lenses: (1) class; (2) language; and (3) the extent to which the population is homegrown. One remarkable finding is that Utah has the largest proportion of middle-class households in the U.S. Utah consistently outperforms the nation at large in this respect; it is joined in the top three states by neighboring Idaho and Wyoming.
Focus on the Future: Education Funding Effort
The extent to which a society attends to the needs of its children says much about its efforts to build social capital into the future. If children are neglected, a “family withers on the vine”—and the same can be said about a society more generally. The Utah Foundation measures the state’s future focus on social capital by looking at investments in recreation and public schools, among other metrics. While Utah’s investments in recreation are relatively strong among the Mountain States, only Wyoming stands out as making a high relative investment in K-12 public education.
While Utah ranked fourth among the Mountain States for spending on K-12 public education per $1,000 of personal income, the Mountain States region as a whole exhibits a relatively lower education spending effort. Four of the eight states in the region were in the bottom 10 in the nation with Arizona ranking last. All eight states have experienced a decrease in spending effort over time.
Social Mobility: Homeownership
A high degree of social mobility both reflects and reinforces social capital. But if people perceive that a place does not offer these possibilities, people are likely to lose faith, become alienated from social structures, or break away to seek other opportunities. In addition, some economists argue there is a strong correlation between low social mobility and high levels of economic stratification, which reduces social capital. The Utah Foundation examines social mobility using four metrics: (1) post-secondary attainment; (2) homeownership levels; (3) youth engagement; and (4) the extent to which people are earning more than their parents did. Homeownership is a particular strong point for Utah. The Beehive State outperforms all of the other seven Mountain States and ranks sixth nationally on this metric.
Measuring Economic Diversity
Overview
The Hachman Index measures economic diversity. Using indicators such as gross domestic product (GDP) or employment, the index measures the mix of industries present in a particular region relative to a (well-diversified) reference region. Hachman Index scores are normalized from 0 to 100. A higher score indicates more economic diversity, while a lower score indicates less economic diversity. The Hachman Index is often applied at the national level, allowing for comparison between individual states. With reliable data, the index may also be applied to measure industrial distribution across counties. This chapter examines the results of a Hachman Index analysis at the state and county levels for 2020.
The Pandemic Reshuffles Economic Diversity
The COVID-19 pandemic affected states’ economic diversity. Variation in relative concentrations of highly impacted industries (e.g. arts, entertainment and recreation, and accommodation and food services) and differences in how states’ economies responded to the pandemic and the resulting national, state and local policies led to a reshuffling of Hachman Index scores. Utah fell from the most economically diverse state in the U.S. in 2019 to sixth, with Missouri taking the top spot and Pennsylvania edging into the top five. Utah’s score dropped from 97.3 to 96.5, behind Missouri (97.4), Georgia (97.1), Illinois (96.3), Arizona (95.9), and Pennsylvania (95.52 vs. Utah’s 95.47). Overall, seven states (those listed above plus North Carolina) have index scores above 95. As the Hachman Index is a relative measure, it is not definitive that any one of these states is significantly more diverse than another.
Utah ranks second in the West for industrial diversity. Oregon, Arizona, Colorado, Washington, and California all have larger economies than Utah, but only Arizona has a higher Hachman Index score, and that by less than half a point. States with similar-sized economies include Alabama, Kentucky, Iowa, and Oklahoma. Of these, only Alabama has an index score above 90, indicating a very diverse economy. Alabama scores 91.2, Kentucky 89.8, Iowa 78.7, and Oklahoma the lowest at 70.3. Despite Utah’s midsized economy (29th largest), its industrial composition is more diverse than even the largest states.
Urban Counties More Diverse, Rural Counties More Specialized
Salt Lake, Weber, Davis, Utah and Washington counties are the most economically diverse within Utah. Because adequate GDP data are not available at the county level, we used employment data. A Hachman Index analysis of Utah Department of Workforce Services and Bureau of Labor Statistics data using two-digit NAICS codes, shows the economic disparity of Utah’s counties. Urban counties tend to have more diverse economies with a larger variety of employment opportunities and a wider range of industry sectors available to the population. Salt Lake and Weber counties are two of the most populous counties in the state. Washington County is the largest county outside of the Wasatch Front, and adjacent Iron County is one of the faster-growing counties in the state. As more people move to these counties, the employment opportunities should increase and the industrial composition will continue to diversify.
Most of the counties bordering Salt Lake have relatively diverse economies. Davis, Utah, and Tooele all have index scores above 75, ranking in the top 10 most diverse counties. A notable exception is Summit County, which has high employment in arts, entertainment and recreation and accommodations and food services, the result of a tourism-based economy centered on Park City. Another exception is Morgan County, which has the state’s highest concentration of employment in construction. In counties with small populations, just a few large employers can have an outsized effect on the counties’ overall employment mix.
Duchesne, Emery, and Beaver are the least economically diverse counties. In Emery and Duchesne, the low index scores are a result of a heavy concentration in mining (and utilities, in the case of Emery). These counties have a competitive advantage in the extractive industries due to their natural resources, which are geographically dependent and not found in every county. Beaver’s highest concentration is in agriculture, due to the county’s large hog farm. Like Morgan and Summit counties, all three have relatively small populations, so just a few large employers can have a significant effect on their industrial composition.
With a few exceptions, Utah’s metropolitan counties have the most diverse economies in the state, followed by the adjacent ring counties. The rural counties with smaller populations and fewer industries have the least diverse economies. This highlights a clear urban-rural divide in the economic opportunities available to residents of the state. Urban counties offer a more diverse array of economic opportunities across a larger set of industries, while rural counties have fewer economic opportunities and fewer industries to choose from. While economic diversification is not a measure of economic prosperity, it is an indicator of greater economic choice and opportunity.

Calculating the Hachman index
The Hachman Index is the reciprocal sum, or mean location quotient, of the study area across all industries where the mean is generated by weighting the respective sectors’ location quotients by the sector shares in the region.
A Hachman Index score ranges from 0 to 100. A higher score indicates that the subject area’s industrial distribution more closely resembles that of the reference geography, and is therefore diverse. A lower score indicates a region is less diverse than the reference area and more concentrated in fewer industries. Diversity in economic opportunities, as represented by a diverse set of industries, is generally considered a positive contributor to a region’s economic stability.
The Hachman Index is not without its shortcomings. For one, the subject area is contained within the reference region, i.e. Utah is included in the U.S., and so, to some degree, the subject area is being compared to itself. Another limitation of the Hachman Index is that it does not account for the competitive advantages of a region. A region may have an advantage specializing in a specific industry, making a concentration in that industry economically justifiable over a more diversified economy.
Although diversification is usually considered a positive attribute for an economy, an increase in diversity may not be good for the labor market. As discussed in the 1995 Economic Report to the Governor, Utah had specialized in metal mining industries. In the mid-1980s Kennecott experienced major layoffs, which decreased its share of the overall Utah economy and therefore raised the measure of diversity in Utah. However, the short-term effect on the labor market was negative, with lower employment levels. The transition to increased industrial diversity may not immediately result in improvements for residents of a region or imply economic growth.
The Hachman Index is also affected by the measures used. The value of the Hachman Index will be affected if broader measures are used. For example, an index calculated from employment by industry will behave differently over time from one calculated from GDP, due to changes in labor productivity that lead to increased production using fewer employees.
Economic Development
2021 Overview
Under Governor Cox’s leadership and working with legislative leaders, the Governor’s Office of Economic Development changed its name on July 1, 2021, to the Governor’s Office of Economic Opportunity, with a nickname of GO Utah. The change includes a more people-focused approach to economic development to increase opportunity for all Utahns.
The GO Utah office serves as a steward to the world’s best economy and quality of life by cultivating prosperity, future-proofing Utah’s economy, and working with the private sector at the speed of business. Working with Governor Cox’s administration and the Utah Economic Opportunity Commission, and the passage of HB348 titled Economic Development Initiative, GO Utah convenes stakeholders to provide data, information, and recommendations to the Legislature to grow Utah’s economy. The State’s policies and business-friendly environment continue to make Utah the right place to live, work, and recreate where Mother Nature played favorites.
The ongoing coronavirus pandemic continues to pose challenges to the state’s economic growth. Since the pandemic began, GO Utah has distributed more than $185 million in grant programs utilizing state and federal resources.

GO Utah specifically targeted COVID-19 relief funds to support the state’s small businesses (fewer than 250 employees). More than 99% of total pandemic relief funds GO Utah administered went to Utah small businesses, with 57% of total funds going to businesses with 10 employees or less.
GO Utah COVID-19 grant programs targeted the industries struggling the most during the pandemic, including food and beverage, leisure and hospitality, retail, and healthcare. Together, those industries accounted for 55% of grant funds distributed. Additionally, 30% of the total funds went to businesses headquartered in Utah’s rural counties.
Expansion and Relocation Projects
The COVID-19 pandemic deeply impacted the types of expansion and relocation projects considering Utah. In the two years leading up to March 2020, the information technology industry dominated the expansion and relocation project pipeline, accounting for about 33% of expansions. The share of information technology-related project wins dropped significantly from March 2020 to November 2021, accounting for only 21% of project wins during that time frame.
Since expansion and relocation projects, with their affixed job creation and capital investment numbers, remained steady after March 2020, the significant reduction in information technology expansions, and other office-real estate-related industry expansions, highlighted a significant shift in economic development in Utah. The sources of expansion projects shifted to the manufacturing, industrial, and distribution-related industries. From 2018 to 2020, manufacturing and distribution-related projects accounted for 24% of expansion project wins. From March 2020 onward, the percentage increased to 39% of expansion project wins. This increase in manufacturing and distribution-related expansions can be attributed to recent reshoring efforts, attempts to mitigate supply chain constraints, and other market factors.
Whether or not this impact on the expansion and relocation pipeline of projects is permanent or temporary is yet to be seen, but the effect is significant. Manufacturing and distribution projects generally have more complex site requirements, require higher capital investment, change the dynamics of power and other infrastructure needs, and require more technical support from economic developers.
Major Projects
In 2021, GO Utah and the Economic Development Corporation of Utah (EDCUtah) worked together to support 27 company relocations or expansions in Utah. These projects are estimated to provide 19,700 jobs to the state’s economy and include capital investments totaling more than $1.5 billion.
Business Climate
Utah’s young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains lower than the national average. Utah recorded the nation’s lowest unemployment rate at 2.1%.
Utah continues to receive recognition as a leading global business destination. Forbes ranks Utah No. 1 for GDP Growth, WalletHub ranked the state No. 1 for Best State Economy, and U.S. News & World Report ranked Utah its No. 1 economy and No. 3 Best State overall. Heartland Forward ranks Utah #3 in Entrepreneurial Capacity, Site Selection Group ranks Utah #2 in its Best States for Manufacturing rankings, and Site Selection magazine ranks Utah as the best state in the Intermountain West for workforce development.

Targeted Industries
Utah’s targeted industries employed over 285,000 Utahns in 2021, an increase from 274,000 in 2020 and 265,000 in 2019, demonstrating 4.01% growth. Utah updated its targeted industries in 2021 to include advanced manufacturing, aerospace and defense, financial services, life sciences and healthcare, and software and information technology.
2022 Outlook
Utah’s diverse industries and strong economic growth signal a continued recovery from the COVID-19 pandemic through 2022.
Agriculture
2021 Overview
General
Total agriculture receipts, or the market value of agricultural commodities, totaled $1.79 billion in 2020, up 2.1% from 2019’s $1.76 billion. The farm, forestry, fishing, and related activities sectors provided 25,224 jobs earning a total of $318.7 million.
In 2020, Utah had an estimated 10.7 million acres in farmland, including 8.6 million acres of pastureland, 19.7% of Utah’s total 54.3 million acres of land. This ranks Utah as 26th in the country in total land in farms. Utah is home to 17,800 agricultural operations (ranked 37th nationally), with no change since 2019 and down 300 operations from 2018. Utah’s average farm size is 601 acres (ranked 12th nationally), up slightly (1.7%) compared with 591 acres in 2018.
Top Counties
Utah’s top six counties for 2019 agricultural sales were Beaver ($227 million), Millard ($199 million), Utah ($199 million), Cache ($174 million), Sanpete ($152 million), and Iron ($152 million).
Utah’s top five counties in 2020 for total number of farms are Utah (2,589), Cache (1,397), Weber (1,260), Box Elder (1,187), and Uintah (1,114). Daggett County had the fewest at 52.
Production
In terms of revenue generated, Utah’s top five agricultural products are beef cattle and calves, dairy products, hogs, hay, and greenhouse and nursery crops. Livestock is the foundation of Utah agriculture. Over three-quarters of Utah’s agricultural income is generated by livestock and livestock products, with beef cattle and milk leading this sector. Abundant rangelands support the state’s livestock production and more than 6,000 cattle-ranching operations.
Hay is Utah’s largest crop, grown to feed beef and dairy cattle. Leading fruits are apples, cherries, peaches, apricots, and pears. Leading vegetables are onions, potatoes, and dry beans. Mushrooms and safflower are also grown in Utah.
Nationally, Utah ranks second in mink pelt production, second in tart cherry production, third in wool production, fourth in safflower production, 15th in hog and pig production, 21st in dairy cow production, and 27th in beef cows.

Sales and Prices
In 2020, there were 820,000 cattle and calves, up from 810,000 in 2019, a 1.2% increase. Cattle and calf cash receipts decreased over the same period from $489 million to $456 million, a 6.7% decrease. There were 1 million hogs on Utah farms in 2020, a 4.2% year-over increase. Pork sales increased 44.3% from $106 million in 2019 to $153 million in 2020. Sheep and lambs totaled 285,000 in 2020, holding steady with 2019 data. There were 95,000 milk cows in 2020, compared with 97,000 in 2019, a 2.1% decrease. The compensation price for milk decreased slightly over the same period from $18.50/cwt to $18.20/cwt, a 1.6% decrease.
Animal and animal product sales increased 3% from $1.21 billion in 2019 to $1.25 billion in 2020. Total crop sales decreased slightly from $545.5 million in 2019 to $545.1 million in 2020, a 0.1% decrease.
Total agricultural sales figures do not reflect the input value of commodities produced and used on Utah farms and ranches, such as hay, grain, and corn fed to livestock (although as inputs they are incorporated into output values). By incorporating this value, the overall contribution of agriculture production would increase substantially.
Significant Issues
Utah farmers and ranchers faced one of the most extreme droughts on record this year, resulting in devastating losses for many producers. As the industry prepares for the future, agricultural water access and water optimization projects to improve efficiency will be pressing needs in the years ahead.
Additionally, animal agriculture is the foundation of Utah agriculture. Ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face significant uncertainty with 63% of Utah lands under federal control, in addition to market volatility and supply chain disruptions.
Predation, led by coyotes, continues to be a problem for sheep, cattle, and poultry producers. Predator control funding comes from state and federal sources, as well as from ranchers who pay a per-head assessment. The focus of the program is to protect livestock, primarily adult sheep, lambs, and calves, from predators, including coyotes, cougars, bears, and ravens. In 2020, 16,300 sheep were lost solely to coyotes, up 12.9% from 2019. An additional 6,200 sheep were lost in 2020 to cougars and bears, down 24.2% from 2019.
Agriculture Sustainability
Each Utah farm or ranch is unique. Often, we think of ranchers on horseback surrounded by their animals or a farmer in a large field with a tractor; these types of farms still account for the majority of agricultural products in Utah. However, urban farms are also a valuable component to a safe, secure, and abundant local food supply.
Utah’s population growth, land prices, and fluctuating operating costs and market prices for agricultural products continue to pressure conversion of fruit, vegetable, and other farmland for residential and commercial development. In the nation’s second most arid state, growth continues to pressure conversion of agricultural water to municipal and industrial uses.
Farmers continue to face economic uncertainty. In 2019, the farmer share of food spending declined slightly to 14.3 cents per dollar, from 14.6 in 2018. In the same period, farm production costs per food dollar declined from 8 cents in 2018, to 7.6 cents.

2022 Outlook
Agricultural production and processing play a significant role in Utah’s diverse economy. In recent years, the impacts of COVID-19 and subsequent supply chain disruptions have exposed new vulnerabilities, brought past vulnerabilities to the surface, and have highlighted the importance of a safe and secure local food supply chain. The meat supply chain in particular has proven to be at risk from market disruptions.
Connecting local agricultural production with local processing could hold substantial opportunities for economic growth and food security. Expanding infrastructure for meat processing, fruit processing and packaging, and co-packing and bottling presents unique opportunities to capture manufacturing dollars for agricultural products in Utah.
Developing countries, expanding global markets, and changing consumer food purchasing behaviors keep Utah’s production agriculture industry evolving and in demand. Additionally, farms and ranches provide open space and are highly valued contributors to Utahns’ quality of life. Population growth in a state with limited water and private land continues to put pressure on these natural resources to transition from food production to urban development. Other opportunities for Utah agriculture include growth in agritourism and innovative processing and distribution systems such as food hubs. Helping citizens develop a deeper connection with and understanding of the importance of agriculture will be key in continuing a successful future for the industry.
Defense
2021 Overview
Employment
In 2020, there were 35,455 total federal defense employees in Utah: 16,784 military personnel and 18,671 civilian employees. This was a 2.7% increase from 2019. Over the past five years, Utah has seen a net gain of 2,068 federal civilian jobs (12.5% increase) and 822 military personnel (5.1% increase). The installations that employ most of Utah’s federal defense employees are Hill Air Force Base, Dugway Proving Ground, Tooele Army Depot, Utah National Guard, the Reserves, and Veteran Affairs (benefits office, hospital, clinics, and centers). Federal defense employment does not include defense-related private sector employment, such as jobs at defense contractors.
Federal defense employment in Utah shrank from 42,474 in 1990 to a low of 29,276 in 1999. In 2020, defense employment reached 35,455, its highest-level post-1993. However, defense’s share of total employment was 2.2% in 2020, significantly lower than its share of 5.5% in 1990. Even with recent employment gains since 2014, defense’s share of total employment has fallen due to the rest of Utah’s economy growing faster.
In 2020, 81.5% of federal defense employment in Utah was located in three counties: 19,015 jobs in Davis County (53.6%), 8,468 jobs in Salt Lake County (23.9%), and 1,404 jobs in Tooele County (4.0%). Davis County’s large share of defense employment is attributed to Hill Air Force Base, the largest military installation in Utah. Hill AFB was the state’s sixth-largest employer in 2020. The largest installations in Salt Lake and Tooele counties were the reserve branches of the armed forces and Dugway Proving Ground, respectively.

Compensation
Utah’s compensation per federal defense job has historically been considerably higher than Utah’s average compensation rate, with the gap widening to over 50% in 2009. Even with some tapering in recent years, federal defense jobs in Utah offered an average of $88,250 in compensation, 30.5% more than the $67,607 at non-defense jobs in 2020.
Veterans
The National Center for Veterans Analysis and Statistics estimated 134,230 veterans lived in Utah in 2020, 17,968 of whom were military retirees. The largest numbers of veterans were in Salt Lake, Davis, Utah, and Weber counties. Retirees are concentrated in Davis, Salt Lake, and Weber counties, with relatively strong presences in Utah and Washington counties. By 2045, the veteran population is expected to decline to 100,000 individuals.
Contracts and Grants
At $2.1 billion in FY 2020, the total value of Department of Defense (DOD) and Veteran Affairs (VA) contracts and grants in Utah has increased steadily over the past few years, but it is still well below peak spending of $4.0 billion in 2007. Annual amounts vary considerably, driven primarily by changes in DOD contracting levels. Even with fluctuations from year to year, DOD contracts consistently make up a majority share of total awards, ranging between 87% to 97% depending on the year. Total grant awards typically are between 1% and 11% of total awards. In 2020, DOD contracts and grants accounted for 92% of total Utah awards; the split was 94% to the DOD and 6% to the VA.
2022 Outlook
Employment at the majority of Utah’s military installations is projected to remain relatively stable for 2022. However, the growth in Utah’s defense employment experienced over the past several years is expected to continue predominantly due to growth in and around Hill Air Force Base associated with the Ground Based Strategic Deterrent (GBSD) program. The Northrup Grumman Corporation business complex—which houses Northrup’s GBSD headquarters—is located in the Falcon Hill National Aerospace Research Park adjacent to Hill Air Force Base. The space now has two large office buildings and one research facility in operation, with a fourth building nearing completion. Northrup will continue its hiring program to fully populate these facilities over the next several years.
In addition to the growth in defense employment associated with the continuing Northrup build-up, the state will likely see growth in defense contracts associated with the GBSD program as well. While not all of the projected $80 billion associated with this program will be spent in Utah, a portion of that spending can be expected to go to Utah businesses.
This growth in defense activity in and around Hill Air Force Base will not be without challenges for the northern Utah communities which will host this growth. The lack of availability and the rising cost of adequate housing is already creating challenges for defense contractors and military members relocating to northern Utah with no near-term relief in sight. Further, the ability to attract the large technically educated workforce needed by the defense community, coupled with the growth in technical hiring in other parts of the state, will make filling vital STEM jobs a challenge across Utah. It will be increasingly important for Utah’s local and state elected leaders to understand these challenges and help look for solutions where possible.

Higher Education
2021 Overview
The year 2021 was driven by adjustment for the sixteen institutions that comprise the Utah System of Higher Education (USHE) as students transitioned from virtual learning to in-person coursework with the slowing of the COVID-19 pandemic and the spread of vaccinations. Students whose training involved hands-on work at technical colleges were able to once again put tools and machines to work in an instructor-led classroom to hone their workforce-specific skills. Despite that return to the classroom, overall growth in the USHE system was tepid.
Enrollment
Increases in enrollment resumed with a rate of 1.6% between fall 2020 and fall 2021 third week headcounts. The year before enrollments exhibited a slight drop of 0.2%. The total degree-granting headcount for fall 2021 was 192,132, an increase of 3,111 over 2020. Despite COVID-19, USHE’s enrollment growth at degree-granting institutions is expected to outpace the country, with an anticipated 56,000 additional students enrolling in USHE schools over the next 10 years.
Due to the hands-on nature of many certificate training programs, technical colleges’ enrollments were more drastically affected by the pandemic and continue to struggle rebounding to pre-pandemic levels. Fall 2020 exhibited a year-over loss of 17.2% in postsecondary enrollments. Fall 2021 enrollments were essentially the same as the prior year.
Degrees and Awards
USHE colleges and universities issued 47,974 certificates and degrees to the class of 2021, an 8.9% increase over the prior year. Significant growth in associate degrees, driven by institutional focus on award stacking, outweighed the zero or negative growth in all other award categories which may have been caused by course completion challenges created by the pandemic.
Utah’s eight technical colleges issued 7,462 certificates in fiscal year 2021, a 16.6% increase over fiscal year 2020. The most common certificates were in the fields of health professions, culinary and personal services, and mechanic and repair technicians. These fields comprised 67.4% of the total certificate volume for the technical colleges.
COVID-19
The coronavirus pandemic continued to affect students, staff, and faculty in 2021. Institutions adjusted course offerings and utilized space as a protective measure. While enrollment growth was positive, the growth was not consistent across all populations. Significantly fewer Hispanic/Latino students enrolled in fall 2020, a drop of 1.7%. Since then, the Hispanic/Latino headcount has returned to the fall 2019 level. More concerning, the Native American/Alaskan Native student headcount dropped two years in a row for a total of 8.1% over fall 2019. Similarly, Pacific Islander enrollment dropped 3.4% over the same two years.
Conversely, enrollment gains were made over both years for Black/African American students (7.2%) and multi-racial/ethnic students (7.7%). The number of white students remained essentially unchanged.

While remaining enrolled, students adapted to unique circumstances. One strategy was to enroll in fewer courses. USHE students enrolled in fewer courses for both spring 2020 and fall 2021 terms. This appears to be a strategy to maintain their GPA as we saw little change in the average GPA between terms.
Another student response to the pandemic was to withdraw from courses. A significant increase in course withdrawals (5.4%) occurred in the spring 2020 term. Most withdrawals occurred in required, challenging courses such as mathematics and biology. Other characteristics of withdrawals included students dropping many more online courses than face-to-face. Men dropped more courses than women, and Pacific Islander and Black/African American students dropped far more than students of other races/ethnicities. Course withdrawals in the fall 2021 term returned to a typical rate (3.9%).
Statewide Attainment Goals
Senate Bill 193 from the 2021 session of the Utah Legislature codified changes in a portion of the funding available to USHE institutions to align with the statewide higher education attainment goals. The goals, designed to foster economic growth, are in the areas of student access, completion, and workforce alignment. Each institution is expected to set five-year goals marking their contribution to the system-wide goals in each of the three measurement areas. Aligning supplementary funding to the attainment goals allows institutions to focus on the key areas that drive student success and economic vitality for our state.
The access goal encourages student enrollment in higher education following high school graduation. Currently, about 36.1% of all Utah high school graduates do not enroll in a postsecondary technical or degree-granting program in Utah or elsewhere. The System proposes to reduce that number to 31.5% in the academic year 2027 by increasing the percentage of Utah high school graduates attending USHE technical education and degree-granting institutions.
The timely completion goal encourages USHE institutions to find innovative solutions to move students through certificate and degree programs to graduation in a timely manner. Currently, about 47% of all USHE degrees and awards are achieved within one-and-a-half time (1.5 years for a one-year certificate, 6-years for a bachelor’s degree, etc.). The System proposes to increase that number to 50.44% in the academic year 2027 by increasing the timely completion rates of each USHE institution.
The high-yield award goal encourages USHE institutions to advise students to seek certificate and degree programs that lead to jobs in high-wage, high-demand fields. Currently, about 66% of all USHE awards are aligned with high-wage, high-demand occupations (4- and 5-star jobs verified by the Utah Department of Workforce Services). The System proposes to increase that number to 74% in the academic year 2027 by increasing the percent of high-yield awards at each USHE institution.
2022 Outlook
While student enrollment at USHE institutions has generally rebounded from the pandemic, particular enrollment subcategories are trending down and will likely continue to do so in 2022. Two of those subcategories are enrollments in community colleges, which is also a national phenomenon, and enrollments of male students, specifically those under the age of 25. Robust labor market conditions moving into the new year may also pull more individuals into employment and away from higher education, further challenging institutions as they strive to meet the statewide higher education attainment goals.

Public Education
2021 Overview
Enrollment
In fall 2021, there were 675,247 students in Utah’s public education system, an increase of 8,638 students (1.3%) from fall 2020. There were 48,758 kindergarten students, an increase of 1,855 students, or 4.0%, from the previous fall 2020 (46,903). Kindergarten enrollment, which had dropped by more than 1,500 students in the fall of 2020, rebounded this year to levels higher than in 2019.
Student transfers from public school to homeschool grew from 914 in the fall of 2019 to 3,375 in 2020. That number fell to 1,227 in fall 2021. Enrollment in online-only public schools remained virtually unchanged: 26,605 students in 2020 and 26,711 in 2021.
Although Utah’s student population is primarily White (72.4%), it is becoming more diverse. In fall 2021, 18.7% of Utah’s student body was Hispanic or Latino, 1.6% was Asian, 1.6 % was Pacific Islander, 0.9% was American Indian and Alaska Native, 1.3% was African American or Black, and the remaining students (3.3%) identified with multiple ethnicities. According to the 2017 state population projections, within the school-age population (5 to 17 years of age) individuals identifying as non-White will grow from 25% in 2015 to 42% in 2065.
In 2021, there were 114 operating charter schools in Utah. Charter schools are authorized by the Utah State Charter School Board, school districts, and public universities. Charter schools are educating 77,786 students, about 11.5% of all Utah students in public schools.
Transportation
In fall 2020, the state’s 3,222 school buses transported 132,562 students (approximately 30% of students) 27,627,685 miles to and from school.
Construction
In 2021, the Utah State Board of Education issued 77 construction project numbers to 17 school districts and 12 charter schools located throughout the state. These construction projects include new or replacement schools composed of 3 high schools, 3 junior high/middle schools, 10 elementary schools and 5 charter schools.
Finances
In fiscal year 2018, the most recent year for which National Center for Education Statistics data are available by state, Utah’s net current expenditure per pupil was $7,576 (the nation’s lowest). Net current expenditures do not include capital spending. Including capital spending raises total expenditure per pupil for fiscal year 2018 to $9,333.
However, some consider current expenditure as a percent of total personal income as a better measure of Utah’s effort to fund public education. Using this measure, Utah ranks 36th nationally, at 3.5% of personal income. Utah’s per pupil net current expenditures for fiscal year 2021 was $9,147.
For fiscal year 2022, the Legislature appropriated funds for a $213 increase (5.9%) in the value of the Weighted Pupil Unit (WPU), increasing it from $3,596 to $3,809 for fiscal year 2022. The cost of the

Basic School Program is estimated to be $3,482,094,900. Of these funds $628,364,800 is projected to come from local property tax revenues and $2,853,730,100 is projected to come from state income tax revenues.
Achievement
In 2021, Utah ranked 27th in the nation with an ACT Average Composite Score of 20.6. In 2021, the test was taken by 87% of eligible Utah high school students.
In 2021, the four-year cohort high school graduation rate was 88.1%, compared to 88.2% in 2020. However, because the 2021 cohort was larger, 1,233 more students graduated in 2021.
In 2021, Utah’s pupil-teacher ratio was 21.1, which is a 2.3% decrease compared with the previous year’s ratio.
A total of 46,153 Utah students earned 341,224 hours of college credit in 2021 through Utah’s concurrent enrollment program. This total represents a 4.8% increase in students over 2019-2020. Ninety-five percent of the credits attempted are passed.
A total of 27,255 Utah public school students took 40,213 Advanced Placement (AP) exams in 2021 with 26,166 earning a score of 3 or better (a 65% pass rate, scoring high enough for students to earn college credit). Nationally, the pass rate at public schools is 54%.
Utah has 15 schools involved in the International Baccalaureate (IB) program; 3 Primary Year Programs; 3 Middle Year Programs; 9 Diploma Year Programs. There are 4,319 students total among those schools, accounting for 140 diplomas.
285 Utah schools—or 26.0% of Utah schools— offer dual immersion programs in French, German, Mandarin Chinese, Russian, Portuguese, Arabic, and Spanish.
2022-2023 Outlook
Enrollment
For the 2023 school year, total enrollment in Utah’s public education system is forecasted to increase by 3,680 students (0.5%) to 678,927. The cost for this projected increase is estimated at $3,630,500 one-time and $23,614,000 ongoing.
In most of the past five school years, the incoming kindergarten class was smaller than in the prior year. This change corresponds to a declining number of total births five years prior. Based on birth trends, declining kindergarten cohort size is expected to continue.
Utah’s charter school enrollment has increased by approximately 0.8% per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 3.4% in the fall of 2022.
Impacts of COVID-19
The direct and indirect impacts of the COVID-19 pandemic on public education, and their effects on different student groups, are still unfolding. School districts continue to use a virtual component to varying degrees. Schools and health departments continue to work to make schools a safe environment in which all students can learn and succeed.

Energy
2021 Overview
Heading into 2021, energy experts debated the speed and timing of a return to “normal” energy demand following a tumultuous 2020 and the worldwide response to the onset of the COVID-19 pandemic. As vaccines became widely available in the first half of 2021, optimism grew in the energy economy as demand headed back to pre-pandemic levels. Energy demand increased faster than supply, causing significant run-ups in prices, particularly oil and natural gas, by late summer. However, the onset of new coronavirus variants and lingering questions about the health of the economy resulted in a drop in prices at the end of the year. In addition, the new federal administration emphasized a transition to carbon-neutral energy sources, which has diminished outlooks for future fossil fuel production and utilization in Utah.
Utah crude oil prices steadily increased throughout 2021, until a price drop in early December, and averaged $61 per barrel for the year, the highest price since 2014 and almost double the average price in 2020. This rebound in price, coupled with record-high petroleum demand, resulted in a 13% increase in Utah crude oil production to 34.9 million barrels in 2021. Natural gas prices more than doubled in 2021 to $4 per thousand cubic feet (Mcf); however, higher prices did not translate to higher production. Natural gas production has declined more than 50% since the 2012 peak as Utah’s upstream natural gas industry continues to suffer from six previous years of low prices.
Construction of new utility-scale solar facilities continued in 2020 and 2021 with the addition of about 650 megawatts (MW) of capacity, bringing Utah’s total solar capacity to 1.5 gigawatts (GW). Solar dominates Utah’s renewable energy portfolio providing 66% of total renewable capacity. In the residential sector, total installed residential PV capacity in Utah has increased from just 6 MW in 2013 to about 300 MW in 2020.
Utah coal production dropped to the lowest level in nearly 40 years, just 12.5 million tons in 2021, despite a 2 million ton increase in demand at Utah power plants. The establishment of a foreign export coal market continues to be a challenge as access to West Coast ports remains in question. Electricity generation in Utah rebounded 18% in 2021, and the pandemic caused an increase in residential home electricity usage as work-from-home directives continued into 2021. Electricity prices remain steady and continue to be more than 20% lower than the national average.
Questions still linger as to how Utah’s energy industry will adjust to the emergence of new coronavirus variants and continued uncertainty regarding energy demand, inflation, and supply-chain challenges. Demand for oil and natural gas reached record highs in 2021 and will continue to play a major role in Utah’s energy landscape. However, there is a noticeable shift at the federal level to move more quickly to carbon-neutral energy sources. Fortunately, Utah is well positioned to take the lead in this energy transition with major research projects focused on geothermal energy, hydrogen technology, carbon sequestration opportunities, and utility-scale storage, as well as the continued buildout of large-scale PV solar farms, which soon could be coupled with innovative battery storage.
2021 Summary
Petroleum
Production. Utah oil production took a major hit in 2020, dropping to 31.0 million barrels, when the COVID-19 pandemic caused major global disruptions to petroleum prices and demand. Production bottomed out at 69,600 barrels per day in May 2020, but then steadily increased back to pre-pandemic levels in 2021, hitting 98,700 barrels per day by August 2021 (the most recent data available). Total crude oil production for

2021 is expected to reach 34.9 million barrels, a 13% increase from 2020, attributable to the drilling of successful long-reach (10,000+ feet) horizontal wells in the Uinta Basin.
Total crude oil pipeline imports from Colorado, Wyoming, and Canada increased 10% to 38 million barrels in 2021 as refineries adjusted to post-COVID-19 increases in petroleum product demand. Similarly, refinery receipts—the amount of crude oil delivered to Utah’s five refineries—increased 11% to 66 million barrels. With the growth in production in 2021, estimated exports of Utah crude oil increased to 6.6 million barrels.
Prices and Value. After a volatile year in 2020, oil prices increased steadily in 2021 as petroleum demand approached pre-pandemic levels. Utah oil prices started the year near $52 per barrel but progressively increased to just over $70 per barrel by the fall, before falling again back to the lower $60 per barrel range in December. The overall average 2021 crude oil price in Utah is estimated at $61 per barrel, up 75% from the 2020 price. The increase in price, coupled with a resultant surge in production, pushed the value of Utah’s produced crude oil up to $2.1 billion in 2021, nearly double the 2020 value. Following suit, Utah’s average price for regular unleaded motor gasoline and diesel also increased in 2021 to $3.28 and $3.41 per gallon, respectively.
Consumption. Petroleum product demand plummeted in 2020 as travel restrictions and stay-at-home directives went into effect due to the COVID-19 pandemic, but demand mostly rebounded back to pre-pandemic levels in 2021. Utah’s refined petroleum product production recovered to 78 million barrels in 2021, a 10% increase from 2020. Refined petroleum product imports from Wyoming via the Pioneer pipeline increased 3% in 2021, and Utah refineries exported an estimated 34 million barrels of petroleum products via pipeline to other states. Utah’s total petroleum product consumption is expected to reach a new record high in 2021 at 61 million barrels, 13% higher than the COVID-19-influenced drop in demand in 2020, and 3% higher than pre-pandemic levels. Nearly 50% of total petroleum demand was motor gasoline whereas diesel represented 28%, with other uses making up the difference.
Natural Gas
Production. Utah’s natural gas production peaked in 2012 at 491 billion cubic feet (Bcf) but has since retreated to 238 Bcf in 2021, the lowest in the past 35 years. The sustained decline in production is the result of several years of low prices and a lack of natural gas-specific drilling. Production would have decreased even further if not for the significant associated gas produced from recent oil wells. Dry natural gas production and natural gas sales also decreased to 229 and 198 Bcf, respectively. Natural gas liquids production increased slightly to 3.0 million barrels in 2021. Nearly all of Utah’s natural gas production comes from conventional reservoirs; only a few unconventional shale gas exploratory wells have been drilled, all before natural gas prices declined in 2015.
Prices and Value. After averaging about $2.50 per Mcf for the past six years, the wellhead price for natural gas in Utah increased to $4.00 in 2021, 104% higher than 2020. Natural gas prices near $2.50 per Mcf provide little economic justification for natural gas exploration or development. However, the recent increase in prices has not spurred any significant new drilling yet, but if prices remain at this level, natural gas drilling will most likely resume. Similarly, the residential natural gas price increased over 7% in 2021 to $8.75 per Mcf. Despite slightly lower natural gas production in 2021, the large increase in price, including increases in the price of natural gas liquids, resulted in a 2021 natural gas production value of $1.1 billion, more than double the 2020 value.
Consumption. Natural gas consumption in Utah has been volatile over the past several years mostly due to large swings in the electric utility market. After reaching a record high of 264 Bcf in 2019, consumption decreased 3% in 2020 to 255 Bcf, before rebounding in 2021 to 260 Bcf. Most natural gas is used for residential purposes (28%) or electricity generation (28%), followed by the commercial (17%) and industrial (15%) sectors. For the first time since the early 1980s, Utah consumed more gas than it produced in 2020 and 2021 and is no longer a net-exporter.
Coal
Production. At the end of 2021, Utah has six active coal mines, the fewest number since mining operations began in Utah nearly 150 years ago. For the first time in the history of Utah’s coal industry (except for maybe the very early days), no coal was produced in Carbon County after the idling of Wolverine’s Dugout Canyon mine in late 2019 and a shift in mining at the Skyline mine to the Flat Canyon area (Sanpete County). Overall, coal production is expected to decrease by 6% in 2021 to 12.5 million short tons, well below the 24.5 million tons averaged in the 2000’s. Declining Utah coal production started during the 2008 recession but demand never rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs. Production at the two remaining Wolverine mines, Skyline and Sufco, accounted for 57% (7.1 million tons) of Utah’s total coal production. Emery County Coal Resources took over ownership of the Lila Canyon mine in 2020 and produced 3.3 million tons of coal in 2021. In mid-2020, COP Coal Development bought the Castle Valley mines, now called Gentry, from Rhino Resources and produced about 500,000 tons in 2021. The Coal Hollow mine in southern Utah produced about 500,000 tons in 2021 from their surface mine, including new production on their long-sought federal coal leases. Bronco Energy’s Emery mine produced about 1.1 million tons of coal in 2021, more than double the 474,000 tons produced in 2020.
Prices and Value. The average mine-mouth price for Utah coal decreased to about $33 per short ton in 2021, still a relatively high price in nominal dollars but well below the inflation-adjusted high of $109 per ton reached in 1976. The end-use price of coal at Utah electric utilities, which includes transportation costs, decreased slightly to $43 per ton in 2021. The value of coal produced in Utah totaled $418 million in 2021, 16% lower than 2020, and well below the inflation-adjusted high of $1.4 billion recorded in 1982.
Consumption. Demand for coal in Utah dropped 17% between 2015 and 2016, then remained steady (about 12.6 million tons) until 2020 when it dropped to about 11 million tons in response to the pandemic-related decline in electricity demand. Demand rebounded in 2021 to approximately 13 million short tons, 97% of which was burned at electric utilities. Coal demand in Utah’s industrial sector, mostly by cement and lime producers, dropped to about 350,000 tons in 2021, a quarter of peak demand of 1.4 million tons reached in 2005. Utah was a significant net exporter of coal to neighboring states, but out-of-state domestic demand dropped from a high of 16 million tons in 2001 to 1.8 million tons in 2021. Utah’s foreign coal exports peaked in the mid-1990s at about 5 million tons, then dropped to near zero in the mid-2000’s. Demand from the foreign market has increased over the last decade, totaling an estimated 2.8 million tons in 2021; however, West Coast port access for overseas transport remains a challenge.
Electricity (Including Renewable Resources)
Production. Electricity generation in Utah increased 18% to 43,888 gigawatt hours (GWh) in 2021 after recording a nearly 20-year low in 2020. Coal-fired electric generation once dominated Utah’s electric portfolio, providing 94% of electric generation in 2005. In 2021, coal accounted for only 64% of electric generation. Increases in natural gas generation (23%) and renewable sources (13%) have broadened Utah’s generation portfolio. The largest change in Utah’s electricity sector is the recent exponential increase in utility-scale PV solar capacity. Between mid-2015 and the end of 2016, 855 MW of utility-scale solar capacity came online, more than wind, hydroelectric, geothermal, and biomass combined. Between late 2019 and the end of 2021, an additional 678 MW of solar was installed for a total of 1.5 GW of utility-scale solar capacity. With these new additions, solar contributed 8% of Utah’s total electric generation in 2021. In contrast, Utah’s coal-fired power plants reduced their electricity generation nearly 30% since 2008.

Prices. The overall price of electricity in Utah has remained mostly steady over the past ten years. Utah’s 2021 average electric rate of 8.4 cents per kilowatt-hour (kWh) for all sectors of the economy is 24% lower than the national average of 11.2 cents. This lower rate is attributed to Utah’s established fleet of coal-fired power plants, which still supply 64% of electricity generation in the state, as well as recent low natural gas prices. The residential price of Utah’s electricity increased a modest 0.6% in 2021 to 10.5 cents per kWh, lower than the national average of 13.7 cents per kWh.
Consumption. Unlike other energy-related effects from the COVID-19 pandemic, electricity demand actually increased in 2020, setting a new record high of 31,663 GWh, and then increased again in 2021 to an estimated 32,700 GWh. These increases mostly took place in the residential (accounting for 34% of total demand) and commercial (37% of total) sectors, while electricity demand in the industrial sector (29% of total) remained steady. Residential electricity consumption per person decreased from an average of 3.22 MWh per capita between 2006 and 2013 to 3.05 MWh between 2014 and 2019. This decrease was most likely related to increased energy efficiency measures as well as the increased use of residential PV solar. However, the COVID-19 pandemic spurred increased electricity usage in the residential sector (e.g., more work-from-home opportunities, etc.), resulting in an increase in per person electricity usage of 3.22 MWh in 2020 and 3.31 MWh in 2021. Overall, Utah remains a net exporter of electricity, using only 75% of in-state electric generation.
2022 Outlook
While 2020 was dominated by the impact of the COVID-19 pandemic on Utah’s energy industry, 2021 was dominated by the subsequent recovery and a return to a new normal. However, several unknowns still permeate Utah’s energy outlook, including the emergence of coronavirus variants and the continued uncertainty about long-term impacts of the pandemic. In addition, there is intensifying interest in “the energy transition” with increasing emphasis on renewable and carbon-neutral energy sources, innovations in the hydrogen economy, and the electrification of the transportation system.
Oil prices in Utah will most likely remain volatile but relatively high in 2022, in the upper-$50 to mid-$60 per barrel range as demand continues to recover. Oil prices in this range will support 8 to 10 drill rigs in the Uinta Basin, mostly drilling long-reach horizontal wells, but with some continued vertical/directional development, all resulting in slowly increasing oil production. Exploration/ development elsewhere in Utah will likely remain minor compared with drilling in the Uinta Basin. The Environmental Impact Statement (EIS) for the proposed railway spur into the Uinta Basin has been completed and the federal Surface Transportation Board will soon announce a Record of Decision (not yet released as of early December 2021). If approved and financed, the proposed railway could open new out-of-state markets for Utah’s crude oil, creating potential for significantly higher crude oil production. Demand for petroleum products in Utah is projected to hit record highs in 2021 and is expected to continue this upward trend into 2022 and beyond—any petroleum demand reductions caused by the electrification of Utah’s transportation sector will take years to materialize.
Several years of sub-$3 per Mcf natural gas prices caused stagnation in Utah’s natural gas production industry, resulting in the lowest production levels since the 1980s. However, in late 2021, the price of natural gas increased into the $4 to $6 per Mcf range, but it is unclear if these prices will continue or drop back to recent averages. To encourage significant drilling for natural gas in Utah, prices need to remain at least above $3 to $4 per Mcf for a sustained period of time. To this end, several groups have sought new markets for Rocky Mountain natural gas to help alleviate concerns of oversupply (and low prices), including access to proposed liquefied natural gas (LNG) facilities on the West Coast (including northern Mexico) to tap into Asian markets.

Coal production in Utah is expected to remain in the 12- to 14-million-ton per year range for the next few years, as in-state demand currently averages 12 to 13 million tons a year, and out-of-state demand continues to be less than 2 million tons per year. This current supply-demand balance will change starting in about 2025 when the coal-fired Intermountain Power Plant converts to natural gas and eventually hydrogen, removing demand for 3 to 4 million tons of coal. Utah coal deliveries to the foreign export market have experienced a modest jump in the past few years and potential remains for access to a strong overseas market which could partially replace falling domestic demand. However, West Coast port facilities are vital for accessing the Asian coal market, but current capacity at existing ports is limited and additional capacity could be a challenge to build.
Utah’s electric generation portfolio continues to evolve as demand for carbon-neutral electricity increases and several new utility-scale solar farms are installed in 2022 and beyond. This intensified emphasis on renewable energy has spurred research and development into large-scale electric storage facilities (e.g., compressed air storage in salt domes near Delta, Utah, as well as more traditional utility-scale battery storage), the generation of electricity from “renewable” natural gas sources (e.g., large-scale anaerobic digesters), the continued development of enhanced geothermal systems at the Frontier Observatory for Research into Geothermal Energy (FORGE) site in central Utah, and the production of carbon-neutral hydrogen for electricity generation or vehicle fuel. Consumption of electricity has resumed its faster-paced growth as our modern society becomes more reliant on electricity for everyday conveniences. Despite recent changes, Utah’s well-established coal-fired power plants (which still provide 64% of Utah’s electricity generation), as well as an established fleet of natural-gas plants and nearly 1.5 GW of solar capacity, will assure affordable, reliable electric power for the near future and keep Utah’s electricity prices more than 20% below the national average.
Health Care
2021 Overview
COVID-19 continued to be a leading public health issue in Utah and the world in 2021. As of December 3, 2021, the state had 601,952 total COVID-19 cases, 4,006,158 total tests completed, 26,108 hospitalizations, and 3,564 deaths from COVID-19. The highest number of daily positive tests, to date, was on December 30, 2020 (4,706). The state surpassed its intensive care unit utilization threshold in late fall 2020 and again in August 2021. Intensive care unit utilization has remained above the 85% utilization threshold since late August 2021.
As of December 3, 2021, individuals age 25–44 continue to make up the largest share of COVID-19 cases (36%), followed by 15–24-year-olds (21%) and 45–64-year-olds (21%). Individuals age 85 and older are most likely to be hospitalized, with a case-hospitalization rate of 28.3% (followed by 65–84-year-olds at 17.8%, and 45–64-year-olds at 6.4%).
Unvaccinated Utahns are 5.6 times more likely to be hospitalized than those who are vaccinated, and 6.6 times more likely to die from COVID-19. Utahns with pre-existing conditions are also more likely to be hospitalized with severe complications from COVID-19. The top two most common conditions continue to be hypertension and diabetes (primarily type 2 diabetes).
In terms of race and ethnicity, Utah’s minority populations continue to be disproportionately impacted by COVID-19. For example, Utah’s Hispanic population makes up only 14.5% of Utah’s population, but 18.2% of all COVID-19 cases (as of December 3, 2021). Some of Utah’s minority populations are also hospitalized and die from COVID-19 at disproportionately high rates. Native Hawaiian/Pacific Islanders have the highest COVID-19 hospitalization rates per 1,000 cases when broken out by race and ethnicity (90.4). This group is followed by the American Indian/Alaska Native population (89.6). Utah’s statewide average hospitalization rate as of December 3, 2021 was 43.4 per 1,000 cases.
Utah’s American Indian/Alaska Native population has the highest COVID-19 mortality rate (345.2 per 100,000 people), followed by Native Hawaiian/ Pacific Islanders (291.5). The statewide average is 109.7.
As of December 3, 2021, Utah had the sixth-highest rate of COVID-19 cases per million people in the country (184,647). That said, Utah’s fatality rate continues to be one of the lowest in the country. Part of this is due to its young and relatively healthy population.
As of December 3, 2021, 2,082,630 people in Utah had received at least one dose of a COVID-19 vaccine (64.1%), 1,822,880 people were fully vaccinated, (56.1%), and 438,833 had received a booster dose. These percentages increase with age. For example, 82.5% of the population over the age 80 has been fully vaccinated, compared to 54.4% of youth ages 12–18.
Utah ranks 29th in the country in terms of the share of the population vaccinated with at least one dose of COVID-19 vaccine (64.9% compared to 70.6% nationally).
Other Health Care Concerns
Prior to COVID-19, the Utah Department of Health identified three priority improvement areas: reducing obesity and related chronic conditions; reducing prescription drug misuse, abuse, and overdose; and improving mental health and reducing suicide.
Obesity
Utah generally has a relatively low share of adults who are obese compared with other states. However, the percentage has been steadily increasing. For example, the share of adults who indicate they are obese or overweight increased by 3.5 percentage points from 2009 (60.3%) to 2020 (63.8%). Men are more likely to be overweight or obese than women (68.9% vs. 58.3% in 2020). Overweight, but not obese, is defined as a 25–29 BMI. Obesity is defined as a BMI of 30 or more.
Drug Misuse, Abuse, and Overdose
Utah has long experienced high rates of drug-related deaths; however, its opioid death rate has decreased in recent years. In 2019, Utah’s age-adjusted opioid overdose death rate was 13.3 per 100,000 population, down from 14.8 in 2018 and a high of 16.8 in 2014. In 2019, Utah had the 28th highest opioid death rate in the country, which fell below the national average of 15.5 (2020 data had not been provided at the time this report was published).
Suicide and Mental Health
Utah has one of the country’s highest suicide rates (Utah ranked sixth highest in 2019; 2020 data was not available). However, Utah’s rate fell between 2018 and 2019 from 22.2 deaths per 100,000 total population to 21.2.
Despite observed increases in both suicides and drug overdose deaths in other states and nationally, a report from the Utah Department of Health found that there was no significant change in the number of Utahns who died by suicide since the COVID-19 pandemic began (March 2020 through June 30, 2021). The report also found that the number of Utahns who died by accidental and undetermined drug overdoses did not significantly change.
Life Expectancy
Life expectancy is an estimate of the expected average number of years of life (or a person’s age at death). Despite not experiencing a significant change in suicide or drug overdose deaths during COVID-19, 2020 was the first year since 2016 where Utah experienced a decrease in life expectancy for males (declining more than one year from 78.4 years to 77.1). It was also the first time since 2015 that life expectancy for Utah females decreased (declining one year from 81.9 years to 80.9).
Health Care Workforce
The health care and social assistance sector is a well-established, and generally stable, industry in Utah. This industry has long been known as a recession-resilient sector, experiencing positive year-over-year growth since at least 1991. Like most industries, however, the health care and social assistance industry was negatively impacted by COVID-19.
Data from the Utah Department of Workforce Services shows that growth in Utah’s health care and social assistance industry significantly slowed in 2020 compared with 2019, but remained positive (0.2%). The data also show that the industry rebounded in the first half of 2021, with a positive growth rate of 4.1% (data is for the first half of each year since numbers were currently available through only the first six months of 2021 at the time this report was published).
Monthly data confirm that net declines in employment were limited to the early part of the pandemic. Employment declines in Utah’s health care and social assistance industry began in April 2020 and continued through September, before turning around to continual positive growth starting in October 2020. That said, many areas in Utah are classified as health professional shortage areas, and slowing growth or declines in employment could worsen these shortages.
Health Insurance
The majority of Utahns receive health insurance through their employers. Utah has the highest rate of employer-sponsored insurance (ESI) in the nation, with more than 60.5% of Utahns having ESI compared with the national average of 49.6% (2019).  2020 data had not been provided at the time this report was published.
The purchase of health savings account (HSA)-qualified high-deductible health plans (HDHPs) has also significantly increased in Utah since the mid-2000s. In 2020, HSA-qualified HDHPs accounted for 37.7% of Utah’s commercial health insurance market, compared with 37.5% in 2019 and only 3.0% in 2007.
HSAs make up 44.8% of Utah’s large-group market (defined as employers with 51 or more employees), 43.4% of the state’s small-group market, and 22.6% of health plans purchased in the individual market. These percentages represent an increase in market share in the large- and small-group markets compared with 2019.
America’s Health Rankings
In 2020, Utah ranked as the sixth healthiest state in America’s Health Rankings’ health outcomes category. Health outcomes include behavioral health, mortality, and physical health measures. America’s Health Rankings Annual Report was not available for 2021 at the time this report was published; however, the United Health Foundation had released a report on health disparities. The report shows “health disparities continue to exist by gender, geography, socioeconomic status, race and ethnicity and other factors.”
The report shows Utah performs well on several measures related to the social determinants of health, including having low-income inequality, low rates of gender disparities in terms of high school graduation rates, and a decreasing number of adults with less than a high school education who avoided care due to costs.
This is positive given data and research show that health is strongly associated with income and education. For example, low-income Utah adults (those with incomes less than $25,000) are four times as likely to report having fair or poor health as adults with $75,000 or more.
However, the America’s Health Rankings report shows Utah ranks poorly in having high racial and ethnic disparities in uninsured rates. Most of Utah’s minority populations are less likely to have health insurance. In 2020, Utah’s age-adjusted uninsured rate for adults was 11.7%. Even though Utah fully expanded Medicaid in January 2020, some population groups still experience high uninsured rates. For example, Utah’s Hispanic/Latino adult population has a 29.9% uninsured rate.
2022 Outlook
COVID-19 continued to be a key focus of Utah’s health care and public health efforts in 2021, particularly with the emergence of vaccines. Attention to this issue is expected to continue into 2022.
It is also expected that the state will continue to proactively address many of the direct and indirect health issues that emerged from the pandemic in 2022. This includes, but is not limited to, encouraging people to access necessary preventive and primary care they may have delayed in 2020 and 2021 (e.g., dental care, immunizations, cancer screenings, etc.); addressing mental and behavioral health needs among Utah’s adults, youth, and children; continuing to grow Utah’s health care workforce to address workforce shortages; and continuing to address the racial/ ethnic, income, and regional disparities in health and health care that existed before the pandemic, but were elevated due to COVID-19.
In addition, Governor Cox’s administration specifically mentions “value-based care and transparency” (or enabling Utahns to make informed health care decisions) as a key focus area in its One Utah Roadmap.
Life Sciences
The life sciences industry supports health care quality in Utah and represents a high-growth, innovative cross-section of the state’s economy. Life sciences companies develop, manufacture and distribute pharmaceuticals, medical devices, and related products. The industry includes biotechnology firms, medical laboratories, diagnostics companies, and professional service providers in 1,285 business establishments around the state, as of 2020. Utah’s life sciences industry interfaces locally and globally with medical providers, pharmacies, and other customers. The state’s employee workforce has an exceptionally high concentration of life sciences companies.
2021 Overview
The life sciences industry provided 49,281 full-time and part-time jobs in Utah during 2020. Employees at life sciences companies held 85.4% of these jobs, spread across 22 of Utah’s 29 counties. Self-

employed workers filled the remaining 14.6%. Their combined 2020 earnings from the industry were nearly $4.4 billion. Employment and earnings rose from 45,354 jobs and $3.7 billion in 2018.
In part due to its role in the global pandemic response, Utah employment in the industry jumped by an estimated 7.2% from 2019 to 2020, far exceeding the national average increase of 0.5%. During a period of uncertainty, life sciences companies helped sustain the health care system and buoy up other sectors.
Utah life sciences companies attract substantial investments. Mostly in the first three quarters of 2021, 10 companies raised a combined $1 billion in capital. Previous venture capital amounts were also significant. For example, the industry received just over $4 billion from 2012 to 2017.
Worker Earnings
Life sciences companies offer well-compensated career opportunities in Utah. While the industry directly supplies 2.4% of jobs in the state, its earnings footprint is disproportionately large at 3.6% of all worker earnings in Utah.
At $98,500 per Utah job, average life sciences employee compensation was 46.5% above the average for all other industries. Self-employed life sciences workers earned an average of $33,900 per year, 16.8% above self-employed workers in all other industries. Self-employment income can come in the form of part-time second jobs and early-stage startups, for example.
Industry Composition
Utah’s life sciences industry includes four components. The largest in 2020 was “research, testing and medical laboratories” in the service sector. They provided 38.0% of all life sciences jobs and 35.0% of worker earnings.
The “medical devices and equipment” component was a close second in terms of economic activity. This type of advanced manufacturing supplied just over one-third of industry employment and paid nearly one-third of earnings.
Rounding out the state’s life sciences ecosystem are “therapeutics and pharmaceuticals” manufacturing and wholesalers in “biosciences-related distribution.” Together, these two components accounted for the remaining 27.9% of jobs and 33.7% of earnings at Utah’s life sciences establishments.
2022 Outlook
Growth Trends
Utah’s life sciences sector has momentum on its path of consistent expansion. From 2007 to 2020, the average annual growth rate in employment was 4.0% among life sciences companies, compared with 1.5% for all other companies in the state. Job growth in the life sciences industry remained positive throughout two economic recessions with contrasting causes and durations.
From 2015 to 2020, life sciences employment in Utah increased by 4.8% per year, on average. This five-year growth rate was the fourth highest of the largest 20 states in terms of total life sciences employment. The health IT and digital health segments have been particularly dynamic.

Workforce Patterns
Among all states in 2020, Utah had the highest workforce concentration in life sciences at 1.9%. Only eight states had more than 1.0% of all employees working at life sciences companies, and the nationwide median was 0.6%. Utah had the 15th most life sciences jobs of any state, which was high for the 31st largest employed workforce in the U.S.
The long-running productivity of life sciences companies depends on Utah’s available talent in science and technology fields, its management and entrepreneurial depth, and university research and teaching. Continuing to develop the state’s workforce in a competitive life sciences environment depends in part on access to science, technology, engineering and math (STEM) learning and work opportunities by all communities, including women and minority groups.
Global Factors
The life sciences industry is susceptible to national and international economic developments, including additional pandemic demand and supply chain exposure. More than half of pharmaceuticals, medical devices, and other products from Utah are sold outside the state, tying it to business cycle and global trade developments. We expect demand for cost-saving innovations and vital medical supplies and therapies to minimize downward volatility for life sciences companies, but the pressures of growth and technological change are considerable.
Summary
During 2022, the life sciences industry is likely to outperform most sectors in Utah’s strong economy. Annual employment growth in the life sciences industry exceeded the average for other industries during nine years since 2007, and life sciences was close behind in the four remaining years. Laboratory work during the pandemic, opportunities in genomics research, medical device connectivity, and data-intensive health research are among the factors calling for continued investments in life sciences workers and technologies. Likely benefits include population health, investor returns, tax revenue, and the livelihoods of people in life sciences jobs in Utah. The state remains well positioned in this strategic industry.
Minerals
2021 Overview
The Utah Geological Survey (UGS) projects an estimated gross production value of metallic and industrial mineral commodities of $3.8 billion in 2021, a substantial increase from 2020’s estimated value of $3.2 billion ($3.4 billion with inflation adjustment). The U.S. Geological Survey reported that the 2020 value of Utah’s nonfuel (metallic and industrial) minerals production ranked eighth nationally, accounting for 3.8% of the total U.S. nonfuel minerals production. The UGS’s 2021 production values are derived primarily from industry production surveys, corporate quarterly reports, and discussions with mining industry professionals.
The 2021 mineral production value estimate of $3.8 billion includes a metals value of $2.3 billion (61%) and an industrial minerals value of $1.5 billion (39%). Utah’s metal production includes copper, molybdenum, gold, iron, magnesium, beryllium, and silver in decreasing order of importance. Utah also produces a long list of industrial mineral commodities including potash, salt, sand and gravel, crushed stone, portland cement, lime, limestone, lithium, phosphate, gilsonite, gypsum, frac sand, and other mineral products.

Rio Tinto’s Bingham Canyon open-pit mine is the most significant metal producer in the state. Bingham is the second largest copper mine in the United States, leads Utah in production of copper, gold, and silver, and is the state’s only producer of molybdenum. In July 2021, Rio Tinto announced a $108 million investment into studying the feasibility of an underground mine at Bingham, which, if developed, could increase mine life significantly. Currently, the mine life is estimated to reach 2032 due to the $1.5 billion south wall pushback second phase, which commenced this year. The Bingham open pit experienced a slope failure in May 2021 that did not result in any injury or equipment damage, but did slow the transition to higher grade material made accessible in the first phase of the pushback. In September there was a smelter incident at Rio Tinto’s refinery near Magna in which molten copper was released, resulting in an immediate shut down of the copper refining stream. However, because mineral production values are based on mined copper, as opposed to refined copper, the smelter shutdown had no impact on the 2021 estimated mineral production value.
Multiple other metal mining operations were active in Utah in 2021, including Utah Iron LLC’s resumption of iron mining at the Black Iron mine in Iron County. The Iron Springs mining district, where the mine is located, is the most productive iron district in the western United States. Gold and silver were also mined by Tintic Consolidated Metals LLC from the Trixie mine in the Tintic mining district (Utah County), marking another restart in one of Utah’s most prolific mining districts. Current mining at Trixie, the only underground hardrock mine in Utah, intersected a previously unknown high-grade gold ore body, highlighting the potential for future mine expansion. Lisbon Valley copper mine had no active mining in 2021, but re-permitted their mine following the loss of mining permits in 2020 due to an abrupt shutdown and release of their surety bond. Lisbon Valley Mining Company continued reprocessing leach pad material and is pursuing permitting for in-situ mining, which would allow mining of deeper parts of the ore body.
Industrial mineral value from 2020 to 2021 is projected to increase modestly. U.S. Geological Survey data for the first half of 2021 indicate that construction aggregate production in Utah was up nearly 13% compared to the first half of 2020. Construction aggregate, consisting of sand and gravel and crushed stone, is one of the more significant mineral commodities in Utah and is an indicator of the growth or decline of the construction sector. The estimated value of U.S. Magnesium’s new lithium production was included for the first time in the UGS’s mineral value estimate.
Based on the U.S. Department of the Interior’s (DOI) 2018 critical mineral list, Utah produced eight critical minerals in 2021 (beryllium, helium, lithium, magnesium metal, palladium, platinum, potash, and rhenium), and hosts established resources of five more (aluminum, fluorspar, indium, vanadium, and uranium). Beryllium is produced by Materion Resources out of the Spor Mountain mining district. This operation is the global leader in beryllium production. U.S. Magnesium is the only producer of magnesium metal in the United States, but continues to produce below capacity due in part to the 2016 closure of the adjacent titanium plant, an important consumer of magnesium. In 2020, U.S. Magnesium also began producing lithium as a byproduct. Potash, an important fertilizer mineral, was produced by two companies at three locations in the state from evaporite and brine sources. Helium was recovered from oil and gas fields in southeastern Utah. Platinum, palladium, and rhenium are all recovered as byproducts of metal refining at Bingham Canyon, and Rio Tinto has committed $2.9 million to add a tellurium extraction plant. Notable established resources include Blawn Mountain in Beaver County as the largest alunite (aluminum and potash) resource in the country and the West Desert zinc-copper-indium deposit in Juab County as the only known indium resource in the country.
Strong commodity prices drove significant metal exploration activity in 2021. Notable drilling programs have taken place in Beaver, Iron, Juab, Millard, Piute, Tooele, Utah, and Washington Counties, and early-stage exploration has been active in Emery, Garfield, Grand, and San Juan Counties. Overall exploration drilling footage increased from 2020 to 2021 and is expected to remain at current levels in 2022.

Base and precious metals, particularly copper and gold, remain the primary exploration targets in Utah, though uranium exploration activity increased in 2021.
Recent industrial mineral exploration and development in Utah has focused on fluorspar, lithium, frac sand, and potash. Utah is poised to become the nation’s only fluorspar producer as Ares Strategic Mining revives the Lost Sheep mine, Utah’s largest historical producer of fluorspar. Due to battery demand, lithium prices have risen again and sparked renewed interest. Compass Minerals, a potash producer on Great Salt Lake, expressed intent to begin lithium production from the lake by 2025. Anson Resources continues to pursue a potential lithium resource in subsurface brines of the Paradox Basin. Anson has re-entered old oil and gas wells in the basin to test lithium concentration in brines with some success. Frac sand exploration is a response to the oil and gas industry’s trend of using increasing amounts of sand in hydraulic fracturing of wells, but interest ebbs and flows with the oil and gas market. Several areas in Utah have been investigated for frac sand in recent years, but current interest focuses on the Uinta Basin. After a decade or so of interest in Utah’s potash resources, the most advanced project (Sevier Lake) stalled in 2020 due to an inability to secure capital investment and its future remains uncertain. Other potash projects in the state have made little recent progress.
2022 Outlook
Copper, gold, and silver grades and mining rates are expected to increase at Bingham Canyon in 2022 and drive increased mineral production value. Continued strong commodity prices, particularly short-term gold and long-term copper prices, are expected to fuel robust metal exploration expenditure and support small- to medium-size mining operations such as the Trixie and Black Iron mines in 2022. Major swings in production and commodity prices are not expected for industrial minerals in 2022, but lithium could provide a noticeable bump in value. In summary, the UGS estimates that the production value of Utah’s metallic and industrial mineral commodities will be higher in 2022, driven by higher production at the Bingham Canyon mine, startup of smaller-scale base and precious metal operations, and a possible increase in industrial mineral production value. With expected changes to the DOI’s critical mineral list, Utah will likely produce seven critical minerals (beryllium, fluorspar, lithium, magnesium metal, palladium, platinum, and tellurium) and have known resources of four more (aluminum, indium, vanadium, and zinc) in 2022. The U.S. Geological Survey has indicated that helium, potash, rhenium, and uranium will be removed from the list.
Nonprofit Sector
2021 Overview
IRS exempt organization data show that Utah has 10,750 nonprofits operating within the state, a 0.40% increase from 2020, with total assets from reporting entities worth $38.2 billion, a 12.9% increase from the year prior. The sector also reported total income of $33.7 billion, a 24.6% increase, and total revenue of $17.3 billion, a 3.3% increase.
The IRS designated 9,029 of the total organizations as 501(c)(3) charitable nonprofit organizations, 476 as 501(c)(6) business leagues and chambers, and 262 as 501(c)(4) social welfare and political organizations. The IRS further classifies with 26 National Taxonomy of Exempt Entity (NTEE) code groups. NTEE codes are attributed to all tax-exempt organizations but not all are classified, with 30% (3,008) unclassified. Over 1,100 (10.5%) are classified as educational; 908 (8.4%) are philanthropy, voluntarism, and grant-making foundations; and 886 (8.2%) are arts, culture, and humanities organizations.
While the IRS reports an increase in revenue at nonprofits from 2020 to 2021, the data reveal that the vast majority of nonprofits in Utah are small. Accordingly, 6,526 nonprofits don’t report any income

(religious organizations and those with income below $50,000 are not required to report). Beyond that, 3,015 have incomes under $500,000 and 1,209 have incomes of $500,000 and above.
There are nonprofits in every county of Utah, serving the wide variety of human needs and led by people who are driven to make measurable and sustainable impacts.
Nonprofits in Utah continue to serve their clients and fulfill their missions, in spite of the many factors that remain prevalent in communities; namely, the ongoing COVID-19 pandemic and the associated labor shortages. In April 2021, the Utah Nonprofits Association (UNA) surveyed Utah nonprofits about their finances, changes in demand for their services, financial resiliency, and staffing. The results indicate that 74% of nonprofits who responded to the survey have seen an increase in demand for services. While these nonprofits’ total revenues decreased by 30% in 2020 compared with 2019, organizations estimated a 10% increase in 2021 compared with 2020. Nonprofits also projected a 37% decline in 2021 staffing compared with 2019.
Data from UNA’s comprehensive job board and website traffic illustrate the increase in both jobs to be filled and job seekers in the market. Specifically, 754 jobs were posted in 2019, 813 jobs in 2020 (a 7.8% increase), and, as of November 3, 1,224 jobs have been posted in 2021 (a 50.6% increase). Website traffic to the job board has also increased 33% (20,276 in 2020 and 26,953 as of November 3, 2021).
2022 Outlook
The above data outlines the varied and complex challenges that Utah’s nonprofits faced and will continue to experience in the coming year.
While assets increased and federal and state relief continue to make their way to Utah, an important distinction in size and type of organization must be highlighted. Given the small size—almost 90% have budgets below $500,000—and lower capacity of most of the state’s nonprofits, they often have difficulty competing with private sector businesses for pandemic-related aid. Additionally, with over 3,000 organizations that are unclassified by type, it is not fully known how many of the 10,000 are ineligible for any relief or emergency aid. Although money is earmarked in the federal packages for childcare, education, early child tax credits, etc., much of that allocation is not directed specifically toward supporting infrastructure at charitable nonprofits, a critical adhesive in making sure that nonprofits have the revenue to continue to serve communities in need. Regardless, if resources are present, either from a drop in revenues or ineligibility for aid, the need in communities continues to be prevalent.
Utah organizations are well positioned to weather a short-term dip in funding. Utah has a long history of being the most charitable state in our nation, giving both financial support and time.
Utah’s charitable nonprofits embody the best of our state, providing ways for people to work together for the common good, transforming shared beliefs and hopes into action. As we look to 2022 and beyond, charitable nonprofits will be ever more focused on strategic and collaborative partnerships with the philanthropic community, governments, and municipalities so that nonprofits can continue to meet the ever-growing needs communities face.
Nonresidential Construction
2021 Overview
Optimism returned to the commercial real estate market as the economy regained jobs. Last year’s total permitted construction value ended in the top-5 values in real dollars. The new normal has seen hybrid activity return to the office space, retail usage is stable, hotel occupancy is trending upwards, and industrial and warehouse space remains as in demand as the housing market. Nearly every employment sector saw positive job growth in 2021.  The increase of 4.2% in total employment translated to a record setting year in permitted value. The value of Utah’s 2021 permit authorized nonresidential construction is estimated at $2.7 billion, a 5.2% increase over 2020.
Office, Bank, Professional Construction
After a 45.1% drop in permitted construction value in 2020, the office sector bounced back in 2021, increasing in value by 19.5%. The total permitted construction value for office, bank, and professional buildings in 2021 is estimated at $454.5 million, a level of activity more in line with what was experienced from 2014 to 2018. Office using employment such as financial services and professional and business services sectors saw positive job growth in 2021, leading to an overall positive outlook for the sector. However, the hybrid office/work-from-home model has put this real estate sector at a crossroads as occupiers are still deciding how to approach future space needs.
Retail, Mercantile, Restaurant Construction
The retail sector has experienced a mixed recovery. However, retail sales continue to increase and new construction activity is steady. The sector is estimated to permit $154.8 million in construction value in 2021, a 15.5% decrease compared with last year. It is important to note that the 2021 construction value is slightly greater than what occurred in 2018 and 2019.
Industrial, Warehouse, Manufacturing Construction
The industrial, warehouse, and manufacturing sector continues to dominate commercial construction activity. The sector surpassed its record-setting 2020 with a 47.2% increase in permitted construction value in 2021, totaling $1.097 billion. The increase in logistics warehousing and retail distribution and storage space continues to push demand to a new record.
Structures Other Than Buildings
Structures other than buildings is a broad category and fluctuates each year. The sector experienced an 8.2% decrease in 2021. Permitted construction value in 2021 is estimated at $305.5 million—a figure that is still 53.7% higher than the 10-year annual average of $198.8 million.
Remaining Nonresidential Buildings
Twelve individual building types constitute this sector; together, they accounted for $688.6 million in 2021 permitted construction value, a 25.7% decrease over 2020. It is important to note that last year’s value of $926.4 million was the second highest in terms of permitted value. Additionally, in 2021 the hotel sector saw its lowest year for construction activity. This significantly contributed to the decline for the remaining nonresidential sector. However, hospital construction experienced a 4.2% increase this year.
2022 Outlook
The 2022 forecast for the value of permit authorized nonresidential construction in Utah is $2.7 billion, remaining unchanged from 2021. The positive employment growth expected across all industries will continue to keep commercial activity at a record pace. However, supply chain issues are causing material delays in the construction industry. Additionally, the lack of skilled construction labor is restricting some of the potential. The inflationary sentiment in the economy has spurred further interest in commercial real estate.
The 2022 value of permit authorized nonresidential construction is forecast to grow 4.5% in the office-bank-professional sector; decline by 9.6% in the retail-mercantile-restaurant sector; and a 0.3% increase in the industrial-warehouse-manufacturing sector.
Real Estate and Residential Construction
2021 Overview
In 2021, the value of permit-authorized construction in Utah was $12.25 billion, an all-time high, in both current and inflation-adjusted dollars. Construction value includes the value of permit-authorized residential and nonresidential construction as well as the construction value of additions, alterations, and repairs to existing structures. Permit-authorized construction does not include most public construction, such as roads, highways, prisons, and schools.
Residential Construction
Sixty-three percent of the $12.25 billion in total construction value was for residential construction activity. The value of residential construction in 2021 was $7.7 billion, 12.8% higher than the previous year. The strong growth in value reflects the 10.1% increase in residential permits issued for new units. The number of residential permits issued in 2021 was 35,500 compared to 32,237 in 2020. Historically low interest rates, due to the Federal Reserve’s response to COVID-19, have brought buyers into the market and have led to one of the hottest housing markets on record. The annual average interest rate in 2021 was 2.94%, the first time the annual rate has been below 3.0%.
The boom in multifamily (apartments, condominiums, and townhomes) construction continued in 2021, but there was a shift in type of multifamily permits. Apartment permits led the multifamily sector with an increase of 36.0%. In 2021, the number of permits for apartment units totaled 12,000, almost one-third of all residential building permits issued and nearly double the number of permits for condominiums. For the third consecutive year, multifamily units exceeded single-family, and 2021 marked only the fifth time in Utah’s housing history that multifamily units outnumbered single-family units. Multifamily units totaled 18,500, accounting for 52.0% of all residential units in 2021. The number of multifamily units increased from 16,002 in 2020 to 18,500 in 2021, a gain of 15.6%.
As mentioned, apartment construction drove the strong performance of the multifamily sector in 2021. Since the beginning of the residential boom in 2014, 57,000 permits have been issued for apartment units statewide and 39,000 for condominiums. Apartment and condominiums combined account for 49% of all residential building permits issued since 2014.
Single-family permits increased by 5.0% in 2021 to 16,700 units, the highest level since 2006 amidst the run-up to the Great Recession. The strong demand for housing has led to an increase in the price of a new single-family home. According to Metrostudy, the median sales price of a new, detached, single-family home in the Greater Salt Lake Area was $465,000 in 2021, an increase of 36.0% since 2015.
2022 Outlook
The value of permit-authorized construction in Utah in 2022 is forecast at $12.5 billion, a slight 1.0% increase from 2021. The number of residential units is forecast at 36,000 units, a 1.0% increase over the 35,500 in 2021. The value of residential construction is projected to hold steady at about $8.0 billion.

The value of nonresidential construction and additions, alterations, and repairs will also likely see levels of construction activity very close to 2021. Nonresidential construction value is forecast at $2.7 billion, the same as 2021. The value of additions, alterations, and repairs is forecast at $1.8 billion, a decline of $50 million.
Travel and Tourism
2021 Overview
In 2021, Utah’s travel and tourism economy continued its recovery after being significantly impacted by the COVID-19 pandemic. This year, COVID vaccine access and fewer travel restrictions led to increased airline bookings and overall travel. While Utah visitor spending and visitation trends returned to—if not surpassed—2019 baseline trends, tourism-related employment continued to lag.
From January to September 2021, transient room tax revenue had increased 66.1% from 2020 and 17.9% from 2019. Similarly, both short term leasing tax and restaurant tax were up from 2020 (44.4% and 20.0%, respectively), and had either matched or surpassed 2019 revenues for the same period. During the first three quarters of 2021, 28 of Utah’s 29 counties experienced year-over increases in county transient room tax revenue; likewise, 26 counties had exceeded 2019 transient room tax collections for the same time frame. Year-over taxable leisure and hospitality sales increased 42.0% during the first two quarters of 2021 and were 13.4% higher than 2019 baseline sales.
During the first two quarters of 2021, there was an 11.0% year-over increase in Utah’s private leisure and hospitality sector jobs. However, 2021 private leisure and hospitality employment continued to lag (-4.1%) compared with 2019 baseline employment.
In 2021, the Utah Office of Tourism (UOT) awarded more than $4.7 million in traditional cooperative marketing matching funds and over $500,000 in Forever Mighty program matching funds to 22 counties statewide. The cooperative program now allows a portion of every application to include either 15% of the total project cost or up to $35,000, whichever amount is greater, to go towards in-state marketing. UOT established this temporary initiative to assist in building back Utah’s tourism economy following the pandemic.
The UOT designed the Forever Mighty pilot program to encourage Utah destinations and organizations to support responsible travel campaigns and initiatives. The purpose of this program is to leverage state and partner funding to elevate Forever Mighty messages to travelers and encourage thoughtful behaviors that preserve Utah’s natural wonders and enrich its communities.
In addition to its winter ski/snowboard campaign, UOT encouraged visitation to southern Utah in winter and spring by promoting national park regions, including less-visited destinations, as a way to attract greater year-round visitation. Urban and Northern Utah destinations were also featured in an effort to spread visitation throughout the state.
UOT’s Forever Mighty responsible tourism messaging was integral to all campaigns. In fact, the tourism office has formed relationships with Leave No Trace and Tread Lightly to help refine and distribute effective messaging that encourages responsible visitation for all who want to recreate in Utah’s outdoors.
Utah ski resorts reported a record number of skier days (5.3 million) during the 2020-2021 season despite operating under pandemic conditions. Ski resort success was due partly to the implementation of creative client safety measures, including mask mandates, increased takeout dining options, and social distancing policies. According to resort managers, 2020-2021 skier turnout was heavily local with many at-home workers taking advantage of season passes and off-peak ski days.
While Utah state park visitation fared better than national park visitation during the pandemic, both state and national park visitation remained strong during the first half of 2021. From January to August, Utah state parks experienced a 13.0% year-over increase in visitation and national parks experienced an 87.1% increase. Compared with the same time frame in 2019, state parks were up 41.9% and national parks up 5.9%.
Despite the pandemic’s effects on Utah’s leisure and hospitality sector, in 2021 Utah’s statewide tourism economy rebounded quickly. In fact, even urban tourism, which was impacted significantly by the pandemic, began recovering in 2021. From January to September, year-over downtown Salt Lake City hotel occupancy rates were up 47.4% and Salt Lake County transient room tax revenues were up 32.6%.
Currently, construction of the Hyatt Regency, Salt Lake’s newest convention hotel, is in its final stages with the hotel’s grand opening planned for fall 2022. In addition, the new SLC airport is fully functional with Phase 2 and the construction of a second terminal underway. Northern Utah will also welcome two new ski resorts in the near future, including the Mayflower Mountain Resort in Wasatch County and the Wasatch Peaks Ranch ski and snowboard hill in Morgan County. In southern Utah, development at Zion National Park’s east entrance continues with the recent deployment of an electric shuttle and the construction of a new visitor center and hiking/biking trails.
Finally, pandemic-influenced virtual working opportunities have allowed for greater “digital wandering” and amenity migration, resulting in the continued rise of “Zoom towns.” In Utah, as well as in the rest of the U.S., however, the travel and tourism industry has been faced with seasonal employee housing constraints and leisure and hospitality sector labor shortages.
2022 Outlook
With international travel restrictions lifted in November 2021, experts anticipate international travel to rebound in 2022. Travel experts predict a 10.6% year-over increase in U.S. domestic person-trips and a 144.4% increase in international arrivals. In 2022, year-over business travel is expected to rebound more quickly than leisure travel, up 48.6% and 5.3%, respectively. Year-over air travel is anticipated to increase 26.4% compared to auto travel (up 9.5%). However, it is important to note that 2022 travel forecasts were made prior to the recent surge in omicron variant cases, which has led to several thousand U.S. flight cancellations in December 2021—a reminder that the travel industry is still vulnerable to the effects of coronavirus variants.
Long-Term Planning Projections
State, Region, and County Population Results
Long-term population projections indicate Utah’s history of population growth and change will continue, growing from 3.3 million in 2020 to 5.5 million in 2060. Statewide, population growth pairs with household growth, projected to double, from just below 1.1 million households in 2020 to 2.2 million in 2060. An aging population will play a role in a projected decrease in household size, from 3.0 people per household in 2020 to 2.3 in 2060. Net migration will continue to play a significant role in statewide growth, driving nearly three-quarters of population growth by 2060.
The Greater Salt Lake Economic Region will lead this growth, growing from 2.8 million residents in 2020 to 4.6 million in 2060. Utah County’s projected addition of nearly 674,000 residents between 2020 and

2060 results in a population of 1.3 million and driving over one-third of total regional growth. A projected 2060 population of 1.7 million keeps Salt Lake County as the largest county in the future. The Southwest Economic Region will also play a notable role in statewide growth, adding over 330,000 new residents, resulting in a population of about 590,000 in 2060. Nearly 15% of statewide growth in 2060 will come from this region.
The combined impacts of decreasing fertility rates and increasing life expectancy result in an increase in the statewide median age from 32.4 in 2021 to 42.1 in 2060. The Southwest will be the oldest within the economic regions by 2060, with a median age of 49.9. The West Central Economic Region remains the youngest, with a median age of 38.6 in 2060. As Millennials and Gen Zers age into retirement and beyond, the over 65 share of the population increas-es from 11.5% (2020) to 22.9% (2060). The share of the population under age 18 will decrease from 28.9% in 2020 to 20.3% in 2060.
Smaller and more rural counties are projected to experience minor growth. However, Millard County is the only county projected to lose population, resulting in a 2060 population of over 11,700.
Economic Results
Utah’s growing economy will likely add 1.3 million jobs over the next four decades to reach 3.4 million jobs by 2060. Salt Lake (545,500 jobs), Utah (346,500 jobs), Davis (114,000 jobs), and Washington (109,900 jobs) counties account for over 80% of the anticipated job growth. The projected job gains in construction (207,100 jobs), health care and social assistance (184,900 jobs), and professional, scientific, and technical services (195,100 jobs) sectors drive this change.
Property Tax
2021 Overview
The property tax is a major component of Utah’s state and local tax portfolio. Property taxes fund schools, counties, cities and towns, and limited-purpose local districts. Along with a total revenue yield roughly similar to income and sales taxes over time, the property tax brings different features and challenges compared to these two other major revenue sources. With close ties to local property-value-enhancing services, a broad base coupled with a low rate, revenue stability, taxation of certain assets, and less economic drag than other major taxes, Utah’s property tax offers many advantages over other major revenue sources.
Property taxes pay for about $4.2 billion in Utah’s local government services, including those provided by school districts, counties, cities, towns, and other districts. Nearly 60% of property taxes fund schools. While the State of Utah itself chooses to no longer collect a property tax, school property taxes heavily influence state school budget allocations.
K-12 School Funding
The Utah Constitution identifies education as a core function of government to be funded with taxes, charging the Legislature with establishing and maintaining a statewide education system that is (a) open to all children in the state and (b) free, except that secondary school fees may be charged.
The Legislature carries out this constitutional mandate primarily through the Minimum School Program. The Legislature also funds other programs and authorizes school districts to impose local property taxes funding public education, subject to certain rate caps and revenue use limitations.

Total FY 2022 K-12 school funding from all sources totals an estimated $8.5 billion, including about $600 million in COVID-related one-time funding. State income taxes and local property taxes are by far the largest public education funding sources.
Other significant revenue sources include federal funds, various fees, and miscellaneous revenue sources such as interest income.
A foundational public education funding challenge is that local property tax values per student vary dramatically throughout the state. Disparities occur for various reasons, including differences in overall property values and the mix of fully taxed business property and partially exempt residential property in different areas. The Minimum School Program partially offsets these property tax disparities through a partially equalized funding system.
Utah’s Minimum School Program connects school property taxes and state funds (mainly income taxes). Under this partially equalized funding program, each school district imposes certain property taxes, which unlocks district eligibility for state funding. Three major programs comprise the Minimum School Program (nearly $5.4 billion in FY 2022):
•	Basic School Program ($3.5 billion)
•	Related-to-Basic Program ($1.0 billion)
•	Voted and Board Levy Guarantee Program ($0.9 billion)
The Basic School Program (the largest component of the Minimum School Program) is a fully equalized statewide program (a) funded through statewide property tax (“basic levy”) and income tax systems, and (b) that allocates funds to school districts and charter schools based on an equalized weighted pupil unit (WPU) methodology. In other words, the Basic School Program fully equalizes both the revenue and spending sides of the budget.
With the uniform statewide property tax rate (which makes up about 23% of school property taxes and 13% of all 2020 property taxes), property with the same taxable value is taxed uniformly wherever located in the state.
The Related-to-Basic Program consists of state-funded categorial programs focused on particular student populations or other directed purposes. Examples include charter school local replacement funding, pupil transportation, students at risk of academic failure, educator salary add-ons, arts education, and teacher supplies, among many others.
Unlike the fully equalized Basic School Program, other discretionary local property taxes (over 75% of school property taxes) remain only partially equalized, resulting in sizable school district funding disparities. Under the Board Levy Guarantee Program, the state incentivizes local property tax effort for discretionary local taxes by allocating state funds (about $250 million) to ensure local property taxes when combined with state funds generate certain per-student revenue levels. Not all districts impose the same tax rates, thus the overall burden on taxpayers varies by district.
Property Tax Rates
Enacted in 1985, Utah’s “Truth in Taxation” system requires taxing entities to follow specified public notice and hearing requirements to increase the dollar amount of property tax revenue they receive, exclusive of “new growth” such as a new home or office building. In other words, Utah’s property tax system is revenue-driven rather than rate-driven.
Property value increases for existing properties do not automatically increase property tax revenues because the tax rate automatically drops to offset that valuation increase. The tax rate that generates the same dollar amount of budgeted revenue in the prior year, exclusive of “new growth,” is known as the “certified tax rate.” Subject to statutory caps, a taxing entity generally can only charge a higher rate than the certified tax rate by following the specified procedures for advertising the revenue increase and holding a public hearing that allows public comment.
Property Tax Base
Over the decades since statehood, Utah’s property tax system has shifted from a “general” tax (theoretically) on nearly all privately-owned property to a narrower tax imposed primarily on real property and, to a lesser extent, business personal property, along with certain household personal property (such as cars, boats, and motor homes) taxed through a fee in lieu of the property tax.
In 2020, Utah assessors estimated the market value for taxable property at nearly $500 billion. This estimated market value excludes non-taxable property values, such as government and exempt non-profit property, and estimates agricultural property at its value for agricultural use (rather than fair market value). About $350 billion of this $500 billion total was taxed, with the primary residential exemption constituting the nearly $150 billion difference.
In 2020, primary residential property made up about two thirds of estimated market values and a little over half of taxable values. The Utah Constitution authorizes up to a 45% property tax exemption of residential property values. The Legislature has made the policy decision to provide the full 45% exemption to all primary residential property values, including both owner-occupied and renter-occupied property.
Utah’s uncapped residential exemption is more generous than other states, particularly for high value homes. Most states with a residential exemption cap the exemption or tax reduction at a specified amount (similar to Utah’s homestead exemption in place until 1982). Utah is one of only three states to offer a percentage-based homestead exemption for all primary residencies and the only one that does so with no cap or differential rates (based on home value). Most states that offer property tax relief for homeowners do so through a fixed value homestead exemption. These exemptions range from $3,000 to $75,000. Utah’s median priced home ($380,000) received a $171,000 exemption in 2020— significantly more than any other state.
2022 Outlook
The property tax will likely continue to play a significant role funding schools and local government services. In 2022, the overall population is expected to grow 1.8% with a net increase of nearly 60,000 people. School enrollment is forecasted to increase by 0.5% (3,680 students), increasing service demands.
Assessed property values, particularly for homes, should increase in the midst of hot real estate markets. However, because certified tax rates will automatically float down, taxing entities that intend to collect more property tax revenue will generally be required to go through the truth in taxation public notice and hearing process.

STATE OF UTAH GOVERNMENTAL ORGANIZATION
The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.
Constitutional Departments
The Constitution of the State (the “State Constitution”) divides the powers of government among the legislative department, the executive department and the judicial department.
Legislative Department. The legislative department is composed of the Senate and the House, which constitutes the State of Utah Legislature (the “Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.
Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State (the “Governor”).
Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.
Certain Other Administrative Bodies
Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.
Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities Construction and Management (“DFCM”).
Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by most State agencies, and issues financial reports of the State.
Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.
State Building Board. The State Building Board acts as a policy-making board for DFCM. The board is responsible for preparing and maintaining a five-year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget (“GOMB”) prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues, coordinates state planning activities, and oversees the management of state agency business practices.
State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.
Legal Borrowing Authority For General Obligation Bonds
Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the fair market value of the total taxable property of the State, as shown by the last assessment for State purposes before incurring such debt (the “Constitutional Debt Limit”).
Currently the State does not levy a specific ad valorem property tax rate for State revenue purposes. However, in calculating certain debt limit amounts, the State uses the fair market value of taxable property as determined by the State Tax Commission, which value is finalized and available in the Fall of each year.
Constitutional Debt Limit Estimate Using Calendar Year 2019 (Fiscal Year 2020) Estimated Taxable Valuation. Based on estimated ad valorem property tax reports from the State Tax Commission, the Calendar Year 2021 (Fiscal Year 2022) estimated fair market value of ad valorem taxable property and valuation for fees in lieu property is approximately $560.3 billion, leaving the State approximately $5.97 billion of additional Constitutional Debt Limit incurring capacity taking into consideration the outstanding general obligation debt and long—term contract liabilities. (Source: Municipal Advisor.)
Statutory Appropriations General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act (the “Statutory Appropriations General Obligation Debt Limit”). The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and infla-tion.
On occasion, the Legislature has amended the State Appropriations and Tax Limitation Act to provide an exemption for certain general obligation highway bonds and bond anticipation notes from the limitations imposed by the State Appropriations and Tax Limitation Act. Of the State’s current outstanding general obligation bonds of $2,162,715,000, $1,892,941,320 is exempt from the State Appropriations and Tax Limitation Act.
Outstanding General Obligation Indebtedness
The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds And Notes
State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.
Average annual principal and interest payments on the State’s recapitalization revenue bonds are approximately $6.99 million for each Fiscal Year extending through Fiscal Year 2023 (Source: Municipal Advisor).
Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bonds or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation bor-rowing capacity of the State.
Most State related entities’ revenue bonds and notes are issued by the State Board of Regents (for student loans and various capital projects) and the State of Utah, State Building Ownership Authority (the “Authority”).
Lease Obligations
The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, leases are considered non-cancelable for financial reporting purposes.
Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets and liabilities are not recorded. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses when paid or incurred.
Operating lease expenditures for Fiscal Year 2019 were $45.844 million for primary government and $43.21 million for discrete component units. The total future minimum lease payments for the State’s non– cancellable operating leases for primary government totaled $89.925 million (with commitments payments sched-uled through Fiscal Year 2059). The total future minimum lease payments for the State’s operating leases for dis-crete component units totaled $312.105 million (with commitments payments scheduled through Fiscal Year 2059).
Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government—wide financial statements and proprietary fund statements in the State’s CAFR.
Primary government’s total capital lease payments including principal and interest for Fiscal Year 2019 were approximately $3.313 million. The present value of the minimum lease payments of the State’s capital leases (in-cluding direct borrowings) for primary government totals approximately $31.006 million (with annual payments scheduled through Fiscal Year 2044). The present value of the future minimum lease payments of capital leases for the State’s discrete component units (which mostly are capital leases with certain colleges and universities and the Utah Transit Authority) as of Fiscal Year 2019 totaled approximately $263.721 million (with annual payments scheduled through Fiscal Year 2039).
State Guaranty Of General Obligation School Bonds
Under the Utah School District Bond Guaranty Act, Title 53-G-4-8 of the Utah Code (the “Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guaranteed Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.
In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this pur-pose, the State may use any of its available moneys, seek a short—term loan from the State School Fund or issue its short—term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.
The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her con-clusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action. Since the inception in January 1997 of the Guaranteed Bonds program, the State has not been requested to make payments on any Guaranteed Bonds and has not received a Report from the State Superintendent.
State Moral Obligation Bonds
Bonds issued by the State Board of Regents, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before De-cember 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as “State Moral Obligation Bonds.”

State Building Ownership Authority
The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority’s bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the “Building Ownership Act”)) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.
FINANCIAL INFORMATION REGARDING THE STATE OF UTAH
Budgetary Procedures
Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included.
The Governor is required to submit a budget to the Legislature each year, including a plan of proposed changes to appropriations and estimated revenue for the next fiscal year. The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.
The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys generally may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.
Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.
Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget execution plan for the next fiscal year that does not exceed legislative appropriations or other estimated funding.
State Funds And Accounting
The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).
Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.
The State’s non-major governmental funds include other special revenue funds, capital projects funds, and debt service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted or committed to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.
State Tax System
The State’s tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, state liquor store profits, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.
In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.
Recent Tax Reform Efforts. In the Legislature’s 2021 General Session held January 2021 through March 2021, the Legis-lature passed the following bills: (i) House Bill 86 (“HB 86”); (ii) Senate Bill 11 (“SB 11”); and (iii) Senate Bill 154 (“SB 154”); which resulted in tax cuts of approximately $100,000,000 for individuals. Additionally, in the 2022 General Ses-sion held January 2022, through March 2022, the Legislature passed Senate Bill 59 (“SB 59”), which made various changes to the State’s income tax for individuals and corporations and expanded eligibility for the social security benefits tax credit. The State cannot predict what, if any, additional new tax reforms may be considered by the Legislature or what impact such reforms may have on revenues received from the State.
Individual Income Taxes. The State is one of 43 states that impose an individual income tax. Taxpayers’ income is subject to a single rate of 4.95% of federal adjusted gross income. Beginning in 2022, the income tax rate drops to 4.85% of federal adjusted gross income. A tax credit based on federal deductions and a Utah personal exemption is available but phases out depending upon the taxpayer’s income and filing status.
Corporate Income Tax. A multi-state company’s tax liability is determined by apportionment of federal taxable income by its payroll, property and sales values in the State compared to elsewhere. There are various types of apportionment that corporations are either legally bound to, or may choose, depending on industry type. In the State’s 2022 General Session, the Legislature reduced the corporate income tax rate from 4.95% to 4.85%, subject to exceptions and credits with a minimum tax of $100.
Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales and use tax rate on grocery items is 3.00% (when including the 1.25% local option), residential fuels rate is $0.319 per gallon (effective January 1, 2022) and the general sales tax rate is 4.85%.

The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to remit monthly. This requirement has served to reduce the volatility of the State’s cash flows, with over 90% of sales and use taxes now remitted monthly. All others remit the sales tax collected on a quarterly or annual basis. Monthly sales taxpayers can retain a 1.31% vendor discount on State and local sales taxes collected.
Additional Taxes and Fees. The State collects several additional significant taxes and fees, including, but not limited to: an unemployment compensation tax (which is used to finance benefits paid to unemployed workers); a workers’ compensation insurance premium tax (which is used to pay workers’ compensation benefits); and various highway users’ taxes (which are used for highway and road related purposes). Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include profits from state liquor stores, license fees and other fees collected by colleges, universities and State departments.
Property Tax Matters
Ad Valorem Levy. Though authorized to do so under Part 9 of the Property Tax Act (defined below), the State does not presently levy ad valorem property taxes and has not done so since 1974. However, if the State does not have sufficient moneys available to pay principal of and interest on its general obligation bonds from sources other than ad valorem taxes, the ad valorem property taxes would no longer be abated, and the State Tax Commission would be required to collect ad valorem property taxes on all taxable property in the State to cover the shortfall.
To the extent not abated, the ad valorem property tax must be assessed within the time frame required by law.  The State Tax Commission must assess all centrally-assessed property (“centrally-assessed property”) by May 1 of each year. County assessors must assess all other taxable property (“locally-assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally- assessed property to various taxing entities within each county and reports such values to county auditors before June 8.
On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear complaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally-assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally-assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post-hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State, if applicable, and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.
Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate based on 100% of its “fair market value” as of January 1 of each year, unless otherwise authorized by the State Constitution and provided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the “fair market value” of residential property. The Legislature has enacted legislation that reduces the “fair market value” of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residential exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.
Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more and certain watercraft is equal up to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various uniform fees are also levied against other types of tangible personal property required to be registered with the State, including recreational vehicles, in lieu of the ad valorem property tax. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located, in the same proportion in which revenue collected from ad valorem real property tax is distributed.
Budget Reserve Accounts
The State maintains various budget reserve accounts, including a General Fund Budget Reserve Account, an Education Fund Budget Reserve Account, a Medicaid Growth Reduction and Budget Stabilization Account, a Growth in Student Population Account, and natural disaster reserve accounts.
State law requires that 25% of any year-end General Fund revenue surplus be deposited into the General Fund Budget Reserve Account, not to exceed 9% of the General Fund appropriations for the Fiscal Year. Similarly, 25% of any year-end Education Fund revenue surplus is deposited into the Education Fund Budget Reserve Account, not to exceed 11% of the Education Fund appropriations for the Fiscal Year. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory year-end surplus transfers are limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund. Subject to the automatic transfer limits specified above, an additional 25% of a year-end revenue surplus may be allocated if funds have been drawn upon and not repaid.  In addition, the State maintains budget reserves for natural disasters and other emergencies through the Disas-ter Recovery Fund and a Medicaid Growth Reduction and Budget Stabilization Account.

As of the end of Fiscal Year 2021, the balance in the General Fund Budget Reserve Account was $257 million and the balance in the Education Fund Budget Reserve Account was $630 million; the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $114 million, and the balance in the Disaster Recovery Fund was $64 million. An ad-ditional $146 million of deposits to the General Fund and Education Fund reserve accounts have been appropriated during Fiscal Year 2022, which will bring the total balances of these four rainy day accounts to $1.2 billion.
In addition to budget reserves, the State ended Fiscal Year 2021 with $109.8 million surplus in the General Fund and a $504.7 million surplus in the Education Fund after transfers. As of the 2022 Third Special Session, the State has a Fiscal Year 2023 structural surplus of over $17 million, along with a one-time unappropriated balance of about $55 million.
The State has also established a Medicaid Growth Reduction and Budget Stabilization Account. If at the end of a fiscal year, there is a General Fund revenue surplus and Medicaid growth remains below specified levels, State law requires that a portion of any General Fund revenue surplus be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer is before, and consequently reduces, the annual mandatory year-end surplus transfer to the General Fund Budget Reserve Account.
During the 2020 General Session, the State created the Public Education Economic Stabilization Account (formerly the Growth in Student Population Restricted Account), which by statute must receive 15% of the difference between the estimat-ed amount of new ongoing Education Fund and Uniform School Fund for the next fiscal year and the amount of ongoing ap-propriations from the Education Fund and Uniform School Fund in the current fiscal year, up to 11% of total ongoing Uni-form School Fund appropriations. Funds may be appropriated from the account to the public education system for one-time purposes, or for ongoing purposes if Education Fund revenue and Uniform School Fund revenue are insufficient to maintain existing ongoing appropriations to the public education system, enrollment growth or statutorily required inflationary in-creases to the public education system. In practice, this account serves as a structural surplus contingency, as ongoing depos-its are increasing each year against annual one-time appropriations from the account.
Beginning in Fiscal Year 2023, ongoing appropriations to the Public Education Economic Stabilization Account total $248 million (with an additional $21.3 million in a one-time balance) against $267.9 million of one-time appropriations from the account.
State Stress Testing/Budget Model
During Calendar Year 2019, the GOMB and the Office of Legislative Fiscal Analyst of the State conducted a comprehensive budget stress testing exercise to formally assess the State’s ability to respond to an economic down-turn. As part of this process, the State Tax Commission helped in analyzing the various sources of State revenues.
The stress testing exercise used two hypothetical economic scenarios, similar to the approach employed by the Federal Reserve banking system to assess the capital strength of banks. The stress test applied selected downturn scenarios to the State’s budget by examining hypothetical recessionary impacts on (a) revenues, (b) expenditures, and (c) both formal and informal reserves.
The results show the State has a number of budget tools at its disposal, including both formal rainy–day funds at healthy levels and other informal reserves, including sizeable budget allocations for capital expenses that are not bonded against and unused bonding capacity.

Based on the stress testing models, GOMB believes the State has a number of strong reserves and contingencies allowing the State to navigate an economic downturn.
Utah Code 36-12-13 requires this analysis to be updated on a three-year cycle, with the latest version scheduled for a fall 2022 completion.
State Employee Workforce; Public Retirement System
State Employee Workforce. The State is among the largest employers in the State employing 20,848 people (full-time equivalents) in Fiscal Year 2021.
Public Retirement System. All full-time employees of the State are members of the Utah State Retirement System (“URS”) and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers.
For Fiscal Year 2021, the State reported the following asset, liability and related transactions equal to its proportionate share of the collective net pension liability of URS (measured as of December 31, 2020): $9.222 million in net pension asset, $413.752 million in net pension liability, $220.624 million in deferred outflows of resources and $469.198 million in de-ferred inflows of resources for primary government. For Fiscal Year 2021, the State contributed approximately $230.183 million to URS, which was 100% of its contractually and statutorily required contributions.
Other Postemployment Benefits
The State administers the State Employee Other Postemployment Benefit Plan (“State Employee OPEB Plan”) through the State Post-Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan (“Elected Official OPEB Plan”) is provided for governors and legislators and is administered through the Elected Official Post-Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are single-employer defined benefit healthcare plans and are closed plans available to only employees and elected officials that meet certain eligibility criteria.
For Fiscal Year 2021, the total net OPEB asset for both the State Employee OPEB Plan and the Elected Official OPEB Plan was $27.312 million.
The Legislature is contributing amounts to each OPEB trust fund that, at a minimum, is sufficient to fully fund the Actu-arially Determined Contribution (“ADC”). For Fiscal Year 2021, the State contributed $27.029 million to the State Employee OPEB Plan and $1.249 million to the Elected Official OPEB Plan, which were $127,000 and $649,000 more than the ADC, respectively. For the State Employee OPEB Plan and the Elected Official OPEB Plan the fiduciary net position as a percent-age of the total OPEB liability was 110.32% and 97.25%, respectively.
Risk Management And Insurance; Cybersecurity; Recent Earthquake
Risk Management and Insurance. The State is a member of a risk pool where the State self–insures portions of certain property and liability claims and purchases commercial insurance for claims above the self–insured retention amounts. This is done through the Administrative Services Risk Management Fund (the “Risk Management Fund”). The Risk Management Fund is maintained via premiums charged to its members—State agencies, institutions of higher education, Utah school districts and charter schools (the “Covered Members”).

The State is self–insured for liability claims up to $2 million per claim (retention) and has purchased excess liability in-surance and reinsurance with a collective per claim limit of $8 million and an annual aggregate limit of $16 million. The State is also self–insured for individual property claims up to $1 million per claim (retention) with a $3.5 million annual ag-gregate. The excess property insurance policy limit is $1 billion per occurrence.
Earthquake Insurance. The Utah Division of Risk Management (“DRM”) annually procures excess property insurance with earthquake coverage for its Covered Entities. This earthquake coverage has limits of $525 million, with a $1 million self–insured retention, or deductible through fiscal year 2020. Additionally, DRM recently procured a parametric earthquake policy with limits of $50 million. Payments under the parametric policy are based upon the severity and location of an earth-quake, irrespective of actual property damage. Beginning Fiscal Year 2021, the States’ per occurrence deductible (retention) for earthquakes is two percent of the value of each building involved in the loss, subject to a minimum of $5 million and a maximum of $25 million.
As of June 30, 2021, the Fund contained approximately $87.317 million in reserves available to pay for claims incurred. Cybersecurity. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to gain access to the State’s systems technology for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or dam-age by cybersecurity incidents or cyberattacks, the State invests in multiple forms of cybersecurity and operational safeguards including: (i)an $9.5 million annual budget for security operations and security privacy and compliance; (ii) a Utah Cyber Task Force comprised of the state’s technology services agency, department of public safety, the Federal Bureau of Investiga-tion and Homeland Security. These entities work collaboratively to monitor and respond to incidents 24/7; (iii) a Chief In-formation Security Officer reporting directly to the State’s Chief Information Officer; (iv) a security team of 21 employees; (v) a self–assessment every two years in cooperation with the Department of Homeland Security using National Institute of Standards and Technology standards; (vi) compliance audits regularly performed by the Internal Revenue Service, Federal Bureau of Investigation, homeland security, and the Social Security Administration; and (vii) a Cyber Center that provides a central location for multiple agencies to share intelligence and tactics, and respond to events in a coordinated fashion. In addi-tion, the State carries commercial liability insurance policy regarding cybersecurity. The most recent security incident was in 2012, when the State experienced a cybersecurity breach in the Utah Department of Health related to individual personal in-formation on Medicaid data. The State does not believe this breach had a material impact on overall State finances.
Federal Funding
Opioid Settlement Payments. In late February 2022, Utah Attorney General Sean D. Reyes announced the final approval of the $26 billion opioid agreement with the nation’s three major pharmaceutical distributors: Cardinal, McKesson, AmerisourceBergen, and Johnson & Johnson. Fifty-two states and territories have signed on to the agreement as well as thousands of local governments across the country. In Utah, 27 counties have signed onto the agreement. As a result, Utah will receive $266 million total over 18 years. $133 million will go to the state and $133 million will go to local communities to support treatment, recovery, harm reduction, expand needed services, and other strategies to address the opioid epidemic. The state has engaged with multiple stakeholders to develop a blueprint for programs and interventions for which these payments will support.
COVID-19 Relief Funding. The State has received billions of COVID-related federal aid dollars including direct state aid ($1.25 billion to the State and its counties from the Coronavirus Relief Fund which was created pursuant to federal Corona-virus Aid, Relief and Economic Security Act (“the “CARES Act”), $2.5 billion to the State and its local governments from the State and Local Fiscal Recovery Fund (SLFRF)

which was created pursuant to the federal American Rescue Plan Act of 2021 (“ARPA”), plus hundreds of millions in grants through State and local government agencies), direct payments to citi-zens ($7.96 billion), aid to businesses (an estimated $9.7 billion awarded under the Paycheck Protection Program and Eco-nomic Injury Disaster Loans), and aid to health care providers.
Of the $1.25 billion from the CARES Act’s Coronavirus Relief Fund, $315 million went directly to Utah’s two largest counties while $935 million was directed by the State in the following manner: $274 million related to the direct COVID-19 response, $265 million related to the economic response, $247 million to other local governments, and $147 million related to the educational response. Of the $2.5 billion of ARPA’s State and Local Fiscal Recovery Fund funds allocated to Utah, $1.1 billion is allocated for local governments, while $1.4 billion is being directed by the State as follows: $430 million for water infrastructure, $383 million for responding to the negative economic impacts of the pandemic, $333 million for gov-ernment services, $155 million for public health, $75 million for investments in local government projects, and $10 million for the educational response. Additionally, the State was allocated $138 million from ARPA’s Capital Projects Fund, which the State will use for eligible capital projects enabling work, education, and health monitoring.
Infrastructure Investment and Jobs Act. The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) passed by Con-gress in November 2021 is expected to provide billions of dollars to the State to fund new infrastructure and infrastructure improvements. The estimate of currently known formula-based funding coming to Utah is $3.9 billion, $3.5 billion of which is for transportation-related infrastructure. The State expects to receive additional infrastructure funding for areas such as broadband, drinking water, wastewater & environmental remediation, energy, cybersecurity, water storage, and public land. Additional information and funding estimates are expected from the federal government.
Medicaid Funding in the State.
Despite its status as a Medicaid expansion state, Utah carries the second lowest per capita rate of combined Medicaid and Children’s Health Insurance Program (CHIP) enrollment in the country at 13.1% as of No-vember 2021. Nevertheless, a likely combination of pandemic effects and the continuous enrollment requirement associated with the federal Families First Coronavirus Response Act (FFCRA) have continued to put upward pressure on Medicaid en-rollment in Utah. From Fiscal Year 2020 to Fiscal Year 2021, Utah’s Medicaid and CHIP rolls increased by 25% to 429,300. The current consensus between Utah’s Governor’s Office of Planning and Budget, the Office of the Legislative Fiscal Ana-lyst and the Department of Health projects that enrollment will increase by more than 13% in Fiscal Year 2022 and subse-quently decrease by 12% to 428,900 in Fiscal Year 2023. However, these consensus estimates were adopted in February of 2022 and included the conservative assumption that the federal Public Health Emergency (PHE) declaration would expire in April, with the corresponding 6.2 percentage point increase in federal cost sharing under the FFCRA ending at the close of the state fiscal year. On April 12, the U.S. Department of Health and Human Services announced the renewal of the declara-tion of the PHE, extending it for another 90 days beginning on April 16. With the FFCRA-enacted 6.2 percentage point fed-eral cost sharing increase lasting through the end of the calendar quarter in which the PHE ends, Utah will continue to receive these infusions of federal Medicaid payments ending no earlier than September 30, 2022.
On the budget side, the Medicaid consensus process estimated about $83 million in additional one-time General Fund needed for traditional Medicaid and CHIP in Fiscal Year 2022, offset by $147 million in savings from the 6.2 percentage point increase in federal cost sharing, for a net budget savings of $64 million. In Fiscal Year 2023, Medicaid and CHIP Gen-eral Fund costs are expected to increase by $84 million, as the state anticipates beginning the FFCRA disenrollment process and the loss of the 6.2 percentage point increase in federal cost sharing.

In December of 2019, the Centers for Medicare and Medicaid Services (CMS) authorized Utah’s implementation of full Medicaid expansion at the Affordable Care Act rate of 90% federal cost sharing. As originally enacted through the November 2018 ballot initiative, Utah’s Medicaid expansion program is primarily funded by a 0.15 percentage point increase in sales and use tax earmarked for these services, which is expected to bring in over $113 million in Fiscal Year 2022 and $117 mil-lion in Fiscal Year 2023. Other sources of state match for Utah’s Medicaid expansion program include an assessment on Utah hospitals ($13.6 million), certain preferred drug list savings (about $1 million), and more than $58 million in ongoing Gen-eral Fund. Because Medicaid expansion enrollment has trended below original projections, Utah currently has both a structural surplus in ongoing Medicaid expansion revenues and a sizable one-time reserve to support the program. Utah started Fiscal Year 2022 with a nearly $160 million balance in the Medicaid Expansion Fund, with Fiscal Year 2022 inflows to the fund estimated at $130 million and estimated program expenditures at $107 million. In Fiscal Year 2023, the Medicaid Ex-pansion Fund is expected to start the year with more than $180 million in balances, with inflows to the fund estimated at $190 million and estimated program expenditures at $117 million, resulting in an expected $255 million fund balance to begin Fiscal Year 2024.
Federal Funding in the State Budget. . Approximately 76% of federal funds included in the Fiscal Year 2023 budget fund the following programs: Medicaid ($3.854 billion); transportation ($510 million); education, including special education, school lunch, and Title I for disadvantaged students ($904 million); Supplemental Nutrition Assistance ($416 million); Tem-porary Assistance for Needy Families ($71 million); and National Guard ($60 million), Office of Rehabilitation ($52 million). Not only do federal dollars fund a large portion of the State’s major social service programs, but federal dollars also play a key role in funding programs that provide care for elderly veterans, clean drinking water, and air pollution preven-tion..
According to a 2020 study published by Federal Funds Information for States (FFIS), in FY 2019, Utah had the lowest federal spending when measured on a per capita basis. This comparatively low level of federal funding is in part because Utah’s population is the youngest in the nation and receives a much smaller portion of federal dollars for programs such as Social Security and Medicare, two of the largest federal entitlement programs targeted to the elderly. A recent federal spend-ing report from the Pew Charitable Trust shows that Utah has the fifth-lowest total of federal funding compared to all revenue sources. Another group of researchers recently compared gross domestic product (GDP) and federal assistance to federal tax-es paid and determined that Utah is the ninth least dependent state on federal revenue.
There can be no assurance that current levels of federal funding to the State will be maintained or that any potential federal budget cuts and potential decreases in flow through of funds to states would not have a material adverse financial impact on the State. The State cannot predict now what, if any, effect such decreases in federal spending would have on the State’s budget.
Federal Sequestration. Pursuant to the Budget Control Act of 2011 (the “BCA”), cuts to federal programs necessary to reduce federal spending to levels specified in the BCA (known as “sequestration”) were ordered in federal fiscal years ending September 30, 2013 through 2021 and were subsequently extended through September 30, 2029. These reductions include cuts to the subsidy payments to be made to issuers of Build America Bonds (“BABs”) and various other federal expenditures.
The State anticipates that any future reductions of subsidy payments with respect to the State’s and the Authority’s $708,530,000 in outstanding BABs (the State’s $631,415,000 of general obligation bonds and $6,830,000 of water revenue bonds; and the Authority’s $70,285,000 of lease revenue bonds) or reductions in other federal grants because of sequestration would have no material impact on their operations or financial position. The State cannot predict whether Congress will act to avoid or extend sequestration in the future.

Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

AQUILA MUNICIPAL TRUST
PART C: OTHER INFORMATION

ITEM 28 EXHIBITS

(a)	(i)	Amended & Restated Declaration of Trust (xxv)
(a)	(ii)	Schedule A and Schedule B to Amended and Restated Declaration of Trust (xxxii)

(b)		By-laws (xxxii)
(c)		See Amended and Restated Declaration of Trust and By-laws filed under Items 28(a)(i), 28(a)(ii) and 28(b).

(d)	(i)	Advisory and Administration Agreement - Aquila Tax Free Trust of Arizona (xvii)
	(ii)	Advisory and Administration Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(iii)	Advisory and Administration Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(iv)	Advisory and Administration Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(v)	Advisory and Administration Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(vi)	Advisory and Administration Agreement - Aquila Tax-Free Trust of Oregon (xxxii)

	(vii)	Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(viii)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(ix)	Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon (xxxii)
	(x)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado (xxxiv)

	(xi)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Trust of Oregon (xxxiv)

	(xii)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund (xxxiv)

	(xiii)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah (xxxiv)
(e)	(i)	Distribution Agreement - Aquila Tax Free Trust of Arizona (vi)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax Free Trust of Arizona (x)
	(iii)	Sales Agreement for Brokerage Firms (iv)
	(iv)	Sales Agreement for Financial Institutions (iv)
	(v)	Sales Agreement for Investment Advisers (iv)

	(vi)	Shareholder Services Agreement - Aquila Tax Free Trust of Arizona (ix)
	(vii)	Distribution Agreement - Aquila Tax-Free Fund of Colorado (xxiii)
	(viii)	Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(ix)	Distribution Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(x)	Distribution Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(xi)	Distribution Agreement - Aquila Tax-Free Trust of Oregon (xxxii)

	(xii)	Shareholder Services Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(xiii)	Shareholder Services Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(xiv)	Shareholder Services Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(xv)	Shareholder Services Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(xvi)	Shareholder Services Agreement - Aquila Tax-Free Trust of Oregon (xxxii)
(f)		Not applicable
(g)	(i)	Custody Agreement (xxv)
(h)	(i)	Transfer Agency and Shareholder Services Agreement (xxvii)

	(ii)	Fund Accounting Agreement (xxv)
(i)	(i)	Opinion of counsel (xxi)

	(ii)	Opinion of counsel – Aquila Tax-Free Trust of Oregon (xxxi)

(j)		Consent of Independent Registered Public Accounting Firm (xxxiv)
(k)		Not applicable
(l)		Not applicable
(m)	(i)	Distribution Plan - Aquila Tax Free Trust of Arizona (xxxiii)
	(ii)	Shareholder Services Plan - Aquila Tax Free Trust of Arizona (iv)

	(iii)	Distribution Plan - Aquila Tax-Free Fund of Colorado (xxxiii)

	(iv)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky (xxxiii)

	(v)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(vi)	Distribution Plan - Aquila Tax-Free Fund For Utah (xxxiii)

	(vii)	Distribution Plan - Aquila Tax-Free Trust of Oregon (xxxiii)

(viii)	Shareholder Services Plan - Aquila Tax-Free Fund of Colorado (xx)

	(ix)	Shareholder Services Plan - Aquila Churchill Tax-Free Fund of Kentucky (xx)

	(x)	Shareholder Services Plan - Aquila Narragansett Tax-Free Income Fund (xx)

	(xi)	Shareholder Services Plan - Aquila Tax-Free Fund For Utah (xx)

	(xii)	Shareholder Services Plan - Aquila Tax-Free Trust of Oregon (xxx)
(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax Free Trust of Arizona (xxxiii)

	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado (xxxiii)

	(iii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky (xxxiii)
	(iv)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(v)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah (xxxiii)

	(vi)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Trust of Oregon (xxxiii)

(o)		Reserved
(p)		Codes of Ethics
	(i)	The Trust (xviii)
	(ii)	The Manager and the Distributor (xviii)
	(iii)	Code of Ethics of Citizens Investment Advisors (xx)

	(iv)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management (xx)

N/A		Powers of Attorney (xxiii) (xxxii)

------------------

(i)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 11 dated January 12, 1996, and incorporated herein by reference.
(ii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 dated March 22, 1996 and incorporated herein by reference.
(iii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 dated October 31, 1996 and incorporated herein by reference.
(iv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 15 dated October 29, 1997 and incorporated herein by reference.
(v)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 16 dated October 28, 1999 and incorporated herein by reference.
(vi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 dated October 28, 1999 and incorporated herein by reference.
(vii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 dated October 31, 2000 and incorporated herein by reference.
(viii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 20 dated October 17, 2001 and incorporated herein by reference.
(ix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 dated October 22, 2002 and incorporated herein by reference.
(x)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 dated October 29, 2003 and incorporated herein by reference.
(xi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 dated October 28, 2004 and incorporated herein by reference.
(xii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 dated October 21, 2005 and incorporated herein by reference.
(xiii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 26 dated October 23, 2006 and incorporated herein by reference.
(xiv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 27 dated October 16, 2007 and incorporated herein by reference.
(xv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 dated October 30, 2008 and incorporated herein by reference.
(xvi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 dated October 22, 2009 and incorporated herein by reference.
(xvii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 30 dated October 28, 2010 and incorporated herein by reference.
(xviii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 dated October 21, 2011 and incorporated herein by reference.
(xix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 dated October 24, 2012 and incorporated herein by reference.
(xx)	Filed as an exhibit to Registrant's Registration Statement on Form N-14 dated April 22, 2013 and incorporated herein by reference.

(xxi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 40 dated September 30, 2013 and incorporated herein by reference.
(xxii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 42 dated May 19, 2014 and incorporated herein by reference.

(xxiii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 dated July 24, 2014 and incorporated herein by reference.
(xxiv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 45 dated July 23, 2015 and incorporated herein by reference.
(xxv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 47 dated July 25, 2016 and incorporated herein by reference.
(xxvi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 49 dated March 31, 2017 and incorporated herein by reference.

(xxvii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 51 dated July 24, 2017 and incorporated herein by reference.

(xxviii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 53 dated July 24, 2018 and incorporated herein by reference.

(xxix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 dated July 24, 2019 and incorporated herein by reference.

(xxx)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 dated January 16, 2020 and incorporated herein by reference.

(xxxi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 dated June 24, 2020 and incorporated herein by reference.

(xxxii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 64 dated July 24, 2020 and incorporated herein by reference.

(xxxiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 66 dated July 22, 2021 and incorporated herein by reference.
(xxxiv)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None.

ITEM 30. Indemnification

Article IX of the Registrant’s Amended and Restated Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A dated July 25, 2016, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Funds’ Investment Adviser and Manager is set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management, the Sub-Adviser of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon, is a registered investment adviser. The Sub-Adviser is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser has approximately $932.03 million in assets under management. It has local offices at 1550 Market Street, Denver, Colorado 80202 and 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.  For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

Clarfeld Financial Advisors, LLC, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $192 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 17,900 employees. It operates its branch network in 14 states and has non-branch retail and commercial offices in select markets nationwide.

Through Citizens Bank, N.A., CFG provides a full range of financial services to individuals, businesses, and governmental units. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903. For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Citizens Financial Group, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32.    Principal Underwriters

(a)   Aquila Distributors LLC serves as principal underwriter to the following Funds: Aquila Opportunity Growth Fund, Aquila High Income Fund, Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax- Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Trust of Oregon.

(b)   For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)   Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the sub-adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of July, 2022.
AQUILA MUNICIPAL TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 22, 2022.

SIGNATURE	TITLE

/s/ Diana P. Herrmann*
Diana P. Herrmann	Trustee, Vice Chair of the Board and President

/s/ Ernest Calderón *
Ernest Calderón	Trustee

/s/ Thomas A. Christopher *
Thomas A. Christopher	Chair of the Board of Trustees

/s/ Gary C. Cornia *
Gary C. Cornia	Trustee

/s/ Grady Gammage, Jr.*
Grady Gammage, Jr.	Trustee

/s/ Patricia L. Moss*
Patricia L. Moss.	Trustee

/s/ Glenn P. O’Flaherty *
Glenn P. O’Flaherty	Trustee

/s/ Laureen L. White *
Laureen L. White	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:     /s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

AQUILA MUNICIPAL TRUST
Exhibit List

(d)	(x)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado

(d)	(xi)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Trust of Oregon

(d)	(xii)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund

(d)	(xiii)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah
(j)		Consent of Independent Registered Public Accounting Firm